                                 As filed with the Securities and Exchange Commission on March 1, 2001
                                 ---------------------------------------------------------------------

                                                   Securities Act File No. 333-23017
                                               Investment Company Act File No. 811-08085

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM N-1A

                                        Registration Statement Under The Securities Act of 1933

                                                    Post-Effective Amendment No. 14

                                                                  and

                                    Registration Statement Under The Investment Company Act of 1940

                                                           Amendment No. 17

                                                 AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                          (Exact Name of Registrant as Specified in Charter)

                                            One Corporate Drive, Shelton, Connecticut 06484
                                            -----------------------------------------------
                                                (Address of Principal Executive Offices) (Zip Code)

                                                            (800) 628-6039
                                                            --------------
                                         (Registrant's Telephone Number, Including Area Code)

                                                 EDWARD P. MACDONALD, ESQ., SECRETARY
                                                 AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                            One Corporate Drive, Shelton, Connecticut 06484
                                            -----------------------------------------------
                                                (Name and Address of Agent for Service)

                                                              Copies to:

                                                        ROBERT K. FULTON, ESQ.
                                                  STRADLEY RONON STEVENS & YOUNG, LLP
                                         2600 ONE COMMERCE SQUARE, PHILADEPHIA, PA 19103-7098

                           It is proposed that this filing will become effective (check appropriate space)

                           X       immediately upon filing pursuant to paragraph (b).
                           _____   on ________ pursuant to paragraph (b) of rule 485.
                           _____   60 days after filing pursuant to paragraph (a)(1).
                           _____   on _______ pursuant to paragraph (a)(1).
                           _____   75 days after filing pursuant to paragraph (a)(2).
                           _____   on _______ pursuant to paragraph (a)(2) of rule 485.
                           _____   this post-effective amendment designates a new effective
                                   date for a previously filed post-effective amendment.

                                 Shares of the Various Classes of American Skandia Advisor Funds, Inc.
                                                (Title of Securities Being Registered)

                         This Registration Statement has also been executed by American Skandia Master Trust.

                                                 AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                          P R O S P E C T U S
                                             Class A, Class B, Class C and Class X Shares

                                                             MARCH 1, 2001
                                                   ---------------------------------
                                         ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                                                  ASAF AIM INTERNATIONAL EQUITY FUND
                                                   ASAF JANUS OVERSEAS GROWTH FUND*
                                            ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND
                                                   ASAF JANUS SMALL-CAP GROWTH FUND*
                                                  ASAF SCUDDER SMALL-CAP GROWTH FUND
                                                   ASAF GABELLI SMALL-CAP VALUE FUND
                                                    ASAF JANUS MID-CAP GROWTH FUND
                                               ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND
                                               ASAF NEUBERGER BERMAN MID-CAP VALUE FUND
                                                    ASAF ALGER ALL-CAP GROWTH FUND
                                                    ASAF GABELLI ALL-CAP VALUE FUND
                                                     ASAF INVESCO TECHNOLOGY FUND
                                                   ASAF INVESCO HEALTH SCIENCES FUND
                                                     ASAF PROFUND MANAGED OTC FUND
                                                       ASAF ALLIANCE GROWTH FUND
                                                   ASAF MARSICO CAPITAL GROWTH FUND
                                                    ASAF JANUS CAPITAL GROWTH FUND
                                                  ASAF T. ROWE PRICE TAX MANAGED FUND
                                              ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND
                                                ASAF SANFORD BERNSTEIN CORE VALUE FUND
                                             ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND
                                                 ASAF ALLIANCE GROWTH AND INCOME FUND
                                                   ASAF MFS GROWTH WITH INCOME FUND
                                                    ASAF INVESCO EQUITY INCOME FUND
                                             ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                                                  ASAF FEDERATED HIGH YIELD BOND FUND
                                                   ASAF PIMCO TOTAL RETURN BOND FUND
                                                      ASAF JPM MONEY MARKET FUND

*Closed to new investors.  See pages 41 and 45 for details.
------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON
                THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     T A B L E O F C O N T E N T S
                                                     -----------------------------

                                                          RISK/RETURN SUMMARY

         American  Skandia  Advisor Funds,  Inc. (the  "Company") is comprised of twenty-nine  diversified  investment  portfolios (the
"Funds").  Five of the Funds -- ASAF American  Century  International  Growth Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity
Income Fund,  ASAF PIMCO Total Return Bond Fund and ASAF JPM Money Market Fund (the "Feeder  Funds") -- invest all of their  investable assets in a  corresponding  portfolio  (the  "Portfolios")  of American  Skandia  Master Trust ("ASMT" or the "Trust").  Each Portfolio
invests in  securities in  accordance  with an investment  objective,  investment  policies and  limitations  identical to those of its corresponding  Feeder Fund.  This  "master/feeder"  fund  structure  differs from that of the other Funds of the Company and many other investment  companies  that directly  invest and manage their own portfolio of  securities.  Those Funds of the Company that  currently are not  organized  under a  "master/feeder"  fund  structure  retain the right to become part of the  master/feeder  structure  in the future. For additional  information  regarding the "master/feeder"  fund structure,  see this Prospectus under "Special  Information on the 'Master/Feeder' Fund Structure."

         The Company is designed to provide a wide range of investment  options.  Each Fund and Portfolio has its own  investment  goal and  style  (and,  as a result,  its own  level of risk).  Some of the Funds and  Portfolios  offer  potential  for high  returns  with correspondingly  higher  risk,  while  others  offer  stable  returns  with  relatively  less risk.  It is  possible to lose money when investing  even in the most  conservative  of the Funds or  Portfolios.  Investments  in the Funds and Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not  possible  to  provide  an  exact  measure  of the  risk to which a Fund and  Portfolio  is  subject,  and a Fund or
Portfolio's  risk will vary based on the  securities  that it holds at a given time.  Nonetheless,  based on each Fund and  Portfolio's investment  style and the risks  typically  associated with that style, it is possible to assess in a general manner the risks to which a fund will be  subject.  The  following  discussion  highlights  the  investment  strategies  and  risks of the Funds and  Portfolios.
Additional  information  about each Fund and  Portfolio's  potential  investments  and its risks is included in this  Prospectus  under
"Investment Programs of the Funds."

International Funds and Portfolios:

Fund/Portfolio:               Investment Goal:               Primary Investments:
--------------                ---------------                -------------------

Founders Int'l Small          Capital growth                 The Fund invests primarily in equity securities of small
Capitalization Fund                                          capitalization foreign companies.

AIM International Equity      Capital growth                 The Fund invests primarily in equity securities of foreign
Fund                                                         companies.

Janus Overseas Growth Fund    Capital growth                 The Fund invests primarily in common stocks of foreign
                                                             companies.

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth Portfolio                                             foreign companies.

Principal Investment Strategies:
-------------------------------

The ASAF  Founders  International  Small  Capitalization  Fund  normally  invests  primarily in  securities  issued by foreign companies  that have market  capitalizations  of $1.5 billion or less (this  maximum may be revised from time to time based on stock market  valuations and industry  standards).  These securities may represent  companies in both established and emerging economies  throughout  the world.  At least 65% of the Fund's total  assets  normally  will be invested in foreign  securities representing  a minimum of three  countries.  The Fund may invest in larger foreign  companies or in U.S.-based  companies if, in the Sub-advisor's opinion, they represent better prospects for capital growth.

The Sub-advisor to the Fund looks for companies whose fundamental  strengths  indicate  potential for growth in earnings per share. The
Sub-advisor  generally takes a "bottom up" approach to building the Fund,  which means that the Sub-advisor  will search for individual companies  that  demonstrate  the best potential for  significant  earnings  growth,  rather than choose  investments  based on broader economic characteristics of countries or industries.

The ASAF AIM International  Equity Fund seeks to meet its investment  objective by investing,  normally,  at least 70% of its assets in marketable equity securities of foreign companies that are listed on a recognized  foreign  securities  exchange or traded in a foreign over-the-counter  market.  The Fund will normally invest in a diversified  portfolio that includes  companies  located in at least four countries outside the United States,  emphasizing  investment in companies in the developed countries of Western Europe and the Pacific
Basin.  The  Sub-advisor  does not intend to invest  more than 20% of the  Fund's  total  assets in  companies  located  in  developing countries.

The Sub-advisor  focuses on companies that have experienced  above-average,  long-term growth in earnings and have strong prospects for future growth.  In selecting  countries in which the Fund will invest,  the Sub-advisor also considers such factors as the prospect for relative  economic  growth  among  countries  or  regions,  economic or  political  conditions,  currency  exchange  fluctuations,  tax considerations and the liquidity of a particular  security.  The Sub-advisor  considers whether to sell a particular  security when any of those factors materially changes.

The ASAF Janus Overseas  Growth Fund pursues its objective  primarily  through  investments in common stocks of issuers located outside the  United  States.  The Fund has the  flexibility  to  invest  on a  worldwide  basis in  companies  and  organizations  of any size, regardless of country of  organization or place of principal  business  activity.  The Fund normally  invests at least 65% of its total assets in securities of issuers from at least five  different  countries,  excluding  the United  States.  Although the Fund intends to invest  substantially  all of its assets in issuers  located outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Fund invests  primarily in stocks selected for their growth  potential.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments  for the Fund. In other words,  the  Sub-advisor  seeks to identify  individual  companies  with earnings  growth potential  that may not be recognized by the market at large,  regardless of where the companies are organized or where they  primarily conduct business.  Although themes may emerge in the Fund,  securities are generally  selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

The ASMT American  Century  International  Growth  Portfolio  will seek to achieve its investment  objective by investing  primarily in equity  securities of  international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor uses a growth  investment  strategy it developed that looks for companies with earnings and revenue growth.  Ideally,  the  Sub-advisor  looks for  companies  whose  earnings  and  revenues  are not only  growing,  but are growing at an  accelerating  pace.  For purposes of the
Portfolio, equity securities include common stocks, preferred stocks and convertible securities.

The  Sub-advisor  tracks  financial  information for thousands of companies to research and selects the stocks it believes will be able to sustain  accelerating  growth.  This  strategy  is based on the  premise  that,  over the long term,  the stocks of  companies  with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The Sub-advisor  recognizes that, in addition to locating strong companies with accelerating  earnings,  the allocation of assets among different  countries and regions also is an important factor in managing an international  portfolio.  For this reason, the Sub-advisor will consider a number of other factors in making  investment  selections,  including the prospects for relative  economic growth among countries  or  regions,  economic  and  political  conditions,  expected  inflation  rates,  currency  exchange  fluctuations  and  tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three  countries  outside of the United  States.  While the  Portfolio's  focus will be on issuers in developed  markets,  the
Sub-advisor expects to invest to some degree in issuers in developing countries.

Principal Risks:
---------------

o        All four of the  international  funds and portfolios  are equity funds,  and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including  reasons  related to the particular  company,  the industry of which it is a part, or the securities markets generally.

o        The level of risk of the  international  funds and portfolios  will generally be higher than the level of risk associated with domestic equity funds.  Foreign investments involve risks such as fluctuations in currency exchange rates,  unstable political and economic structures,  reduced  availability of information,  and lack of uniform financial reporting and regulatory practices such as those that apply to U.S.  issuers.  While none of the  international  funds invest primarily in companies located in developing countries,  each may invest in those companies to some degree, and investment in developing  countries may accentuate the risks of foreign investing.

o        As a fund that  invests  primarily in the  securities  of smaller  foreign  issuers,  the ASAF  Founders  International  Small
     Capitalization  Fund may be  subject  to a  greater  level of risk than the  other  international  funds.  Securities  of  smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies,  in part because they may have limited product lines, markets, or financial resources.

Capital Growth Funds and Portfolios:

Fund/Portfolio:               Investment Goal:               Primary Investments:
--------------                ---------------                -------------------

Janus Small-Cap Growth Fund   Capital growth                 The Fund invests primarily in common stocks of small
                                                             capitalization U.S. companies.

Scudder Small-Cap Growth      Maximum capital growth         The Fund invests primarily in equity securities of small
Fund                                                         capitalization companies.

Gabelli Small-Cap Value       Long-term capital growth       The Fund invests primarily in stocks and equity-related
Fund                                                         securities of small capitalization U.S. companies that appear to be undervalued.

Janus Mid-Cap Growth Fund     Long-term capital growth       The Fund invests primarily in common stocks, with normally at least 65% of the Fund's assets invested in medium-sized
                                                             companies.

Neuberger Berman Mid-Cap      Capital growth                 Invests primarily in common stocks of medium capitalization
Growth Fund                                                  companies.

Neuberger Berman              Capital growth                 The Fund invests primarily in common stocks of medium
Mid-Cap Value Fund                                           capitalization companies, using a value-oriented investment approach.

Alger All-Cap Growth Fund     Long-term capital growth       The Fund invests primarily in equity securities.

Gabelli All-Cap Value Fund    Capital growth                 The Fund invests primarily in readily marketable equity
                                                             securities.

INVESCO Technology Fund       Capital growth                 The Fund invests primarily in equity securities of companies engaged in technology-related industries.

INVESCO Health Sciences       Growth                         The Fund invests primarily in the equity securities of
Fund                                                         companies that develop, produce or distribute products or
                                                             services related to health care.

ProFund Managed OTC Fund      Provide investment results     The Fund invests primarily in securities of companies
                              that correlate to a            included in the NASDAQ 100 and leveraged instruments, such as
                              multiple of the daily          futures contracts and options, relating to the NASDAQ 100.
                              performance of the NASDAQ
                              100 Index

Alliance Growth Fund          Capital growth                 The Fund invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

Marsico Capital Growth Fund   Capital growth                 The Fund invests primarily in common stocks, with the
                                                             majority of the Fund's assets in large-cap stocks.

Janus Capital Growth          Capital growth                 The Portfolio invests primarily in common stocks.
Portfolio

T. Rowe Price Tax Managed     Long-term capital              The Fund invests primarily in large-capitalization stocks
Fund                          appreciation on an             selected mainly from the 1,000 largest U.S. companies
                              after-tax basis

Alliance/Bernstein Growth     Capital growth                The  Fund  invests  approximately  50% of its  assets  in  growth
+ Value Fund                                                stocks of large  companies  and 50% of its assets in value stocks of large companies.

Sanford Bernstein Core        Long-term capital growth      The Fund invests primarily in common stocks of large
Value Fund                                                  capitalization companies that appear to be undervalued.

Principal Investment Strategies:
-------------------------------

The ASAF Janus  Small-Cap  Growth Fund  pursues its  objective  by normally  investing  at least 65% of its total  assets in the common stocks of small-sized  companies.  For purposes of the Fund,  small-sized companies are those that have market  capitalizations of less than $1.5  billion or annual  gross  revenues  of less than $500  million.  To a lesser  extent,  the Fund may also invest in stocks of larger companies with potential for capital appreciation.

The  Sub-advisor  generally  takes a "bottom  up"  approach to  building  the Fund.  In other  words,  it seeks to identify  individual companies with earnings  growth  potential that may not be recognized by the market at large.  Although  themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similar selection procedure.

At least 65% of the ASAF Scudder  Small-Cap  Growth Fund's total assets  normally will be invested in the equity  securities of smaller companies,  i.e., those having a market  capitalization of $2 billion or less at the time of investment,  many of which would be in the early stages of their life cycle.  Equity securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights.  The Portfolio intends to invest primarily in stocks of companies whose earnings per share are expected by the Sub-advisor to grow faster than the market average ("growth stocks").

In managing the Fund, the  Sub-advisor  emphasizes  stock  selection and fundamental  research.  The Sub-advisor  considers a number of factors in determining  whether to invest in a growth stock,  including  return on equity and earnings  growth rate, low level of debt, strong  balance  sheet,  good  management  and  industry  leadership.  Other  factors are  patterns of  increasing  sales  growth,  the development  of new or improved  products or services,  favorable  outlooks for growth in the industry,  the  probability  of increased operating  efficiencies,  emphasis on research and development,  cyclical  conditions,  or other signs that a company may grow rapidly.
The Fund seeks attractive  areas for investment that arise from factors such as  technological  advances,  new marketing  methods,  and changes in the economy and population.

The ASAF Gabelli  Small-Cap  Value Fund  (formerly,  the ASAF T. Rowe Price Small  Company  Value Fund) will invest at least 65% of its total assets in stocks and  equity-related  securities of small companies ($1 billion or less in market  capitalization).  Reflecting a value  approach to  investing,  the Fund will seek the stocks of companies  whose  current  stock prices do not appear to reflect their underlying  value as  measured  by assets,  earnings,  cash flow or  business  franchises.  The  Sub-advisor's  research  team seeks to identify  companies that appear to be undervalued by various  measures,  and may be temporarily  out of favor,  but have good prospects for capital appreciation.  In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low  price/earnings,  price/book  value or price/cash flow ratios relative to the S&P 500 Index,  the company's  peers, or its own historic norm.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying assets of the company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business  through  restructuring  or other means.  The Fund may sell  securities  for a variety of reasons,  such as to secure gains,  limit losses or re-deploy  assets into more promising  opportunities.  The Fund will not sell a stock just  because the company has grown to a market  capitalization  of more than
$1 billion, and it may on occasion purchase companies with a market cap above $1 billion.

The ASAF Janus Mid-Cap Growth Fund pursues its objective by investing  primarily in common stocks selected for their growth  potential, and normally  invests at least 65% of its total assets in  medium-sized  companies.  For purposes of the Fund,  medium-sized  companies are those whose  market  capitalizations  (measured  at the time of  investment)  fall within the range of  companies in the Standard &
Poor's  MidCap 400 Index (the "S&P 400").  The  Sub-advisor  generally  takes a "bottom up"  approach to choosing  investments  for the
Fund.  In other  words,  the  Sub-advisor  seeks to identify  individual  companies  with  earnings  growth  potential  that may not be recognized by the market at large.  The Sub-advisor  makes this  assessment by looking at companies one at a time,  regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

To pursue its objective,  the ASAF Neuberger  Berman Mid-Cap Growth Fund primarily  invests in the common stocks of mid-cap  companies.
Companies  with equity  market  capitalizations  from $300  million to $10 billion at the time of  investment  are  considered  mid-cap companies for purposes of the Fund.  Some of the Fund's assets may be invested in the  securities of large-cap  companies as well as in small-cap companies.  The Fund seeks to reduce risk by diversifying among many companies and industries.

The Fund is normally managed using a growth-oriented  investment  approach.  The Sub-advisor looks for fast-growing  companies that are in new or rapidly  evolving  industries.  Factors in  identifying  these  companies  may  include  above-average  growth of earnings or earnings that exceed analysts'  expectations.  The Sub-advisor may also look for other  characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The  Sub-advisor  follows a disciplined  selling  strategy,  and may sell a stock when it reaches a target  price,  fails to perform as expected, or appears substantially less desirable than another stock.

To pursue its objective,  the ASAF Neuberger  Berman  Mid-Cap Value Fund primarily  invests in the common stocks of mid-cap  companies.
Some of the Fund's assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The Fund seeks to reduce risk by diversifying among many companies and industries.

Under the Fund's  value-oriented  investment  approach,  the  Sub-advisor  looks for  well-managed  companies  whose  stock  prices are undervalued  and that may rise in price when other  investors  realize their worth.  Factors that the  Sub-advisor  may use to identify these companies include strong  fundamentals,  such as a low  price-to-earnings  ratio,  consistent cash flow, and a sound track record through  all phases of the  market  cycle.  The  Sub-advisor  may also look for other  characteristics  in a company,  such as a strong position  relative to  competitors,  a high level of stock ownership  among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The  Sub-advisor  generally  considers  selling a stock when it reaches a target price,  when it fails to perform as expected,  or when other opportunities appear more attractive.

The ASAF Alger All-Cap  Growth Fund invests  primarily in equity  securities,  such as common or preferred  stocks,  that are listed on
U.S.  exchanges or in the  over-the-counter  market.  The Fund may invest in the equity  securities of companies of all sizes,  and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's  assessment of particular  companies and market conditions.

The Fund invests primarily in growth stocks.  The Sub-advisor believes that these stocks are those of two types of companies:

o        High Unit Volume Growth  Companies.  These are vital creative  companies  that offer goods or services to a rapidly  expanding marketplace.  They include both established and emerging firms,  offering new or improved products,  or firms simply fulfilling an increased demand for an existing product line.

o        Positive  Life  Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is  expected  to  produce advantageous  results.  These  changes  may  be  as  varied  as  new  management,  products  or  technologies,  restructurings  or reorganizations, or mergers and acquisitions.

The ASAF Gabelli All-Cap Value Fund will primarily invest in readily  marketable equity securities  including common stocks,  preferred stocks and  securities  that may be converted at a later time into common stock.  The Fund may invest in the securities of companies of all sizes, and may emphasize  either larger or smaller  companies at a given time based on the  Sub-advisor's  assessment of particular companies and market conditions.

In  making  stock  selections,  the Fund  strives  to earn a 10% real  rate of  return.  The Fund  focuses  on  companies  that  appear underpriced  relative to the value that the Fund's  Sub-advisor  believes  informed  investors would be willing to pay for the company.
The Sub-advisor considers factors such as price,  earnings  expectations,  earnings and price histories,  balance sheet characteristics and perceived  management  skills.  The  Sub-advisor  also considers  changes in economic and political  outlooks as well as individual corporate  developments.  The  Sub-advisor  will  sell  any  Fund  investments  that  lose  their  perceived  value  relative  to other investments.

The ASAF INVESCO  Technology Fund normally  invests at least 80% of its total assets in the equity  securities of companies  engaged in
the  technology-related   industries.   These  industries  include,  but  are  not  limited  to,  applied  technology,   biotechnology,
communications,  computers,  video,  electronics,  Internet, IT services and consulting,  oceanography,  office and factory automation, networking,  robotics,  and video.  A portion of the Fund's  assets may be invested  outside of this  sector.  The  Sub-advisor  uses a bottom-up  approach to create the Fund's  investment  portfolio,  focusing on company  fundamentals and growth prospects when selecting securities.  In general,  the Fund emphasizes  strongly  managed  companies that the Sub-advisor  believes will generate  above-average growth rates for the next three to five years.  The  Sub-advisor  prefers  markets and industries  where  leadership is in a few hands, and tends to avoid slower-growing markets or industries.

A core portion of the Fund's portfolio is invested in market-leading  technology  companies that the Sub-advisor believes will maintain or improve their market share  regardless of overall economic  conditions.  These companies are usually large,  established  firms that are leaders in their  field and have a strategic  advantage  over many of their  competitors.  The  remainder  of the Fund's  portfolio consists of faster-growing, more volatile technology companies that the Sub-advisor believes to be emerging leaders in their fields.

The ASAF INVESCO  Health  Sciences Fund invests  primarily in the equity  securities of companies  that develop,  produce or distribute products  or services  related to health  care.  These  companies  include,  but are not limited to,  medical  equipment  or  supplies, pharmaceuticals,  health care  facilities,  and applied  research and development of new products or services.  A portion of the Fund's assets is not  required to be invested  in the  sector.  To  determine  whether a  potential  investment  is truly doing  business in a particular sector, a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
o        At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
o        Based on other  available  information,  the Sub-advisor  determines  that its primary  business is within the health sciences sector.

The Fund is aggressively  managed.  It primarily invests in equity  securities that the Sub-advisor  believes will rise in price faster than other  securities,  as well as options and other  investments  whose  values are based upon the values of equity  securities.  The
Sub-advisor uses a "bottom up" investment  approach to create the Fund's  investment  portfolio,  focusing on company  fundamentals and growth prospects when selecting  securities.  In general,  the Fund emphasizes strongly managed companies that the Sub-advisor believes will generate  above-average  growth rates for the next three to five years.  The  Sub-advisor  prefers  markets and  industries  where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

The ASAF  ProFund  Managed OTC Fund  (formerly,  the ASAF Rydex  Managed OTC Fund)  pursues its  objective  by  investing  primarily in securities of companies  included in the NASDAQ 100 Index (the "NASDAQ 100") and leveraged  instruments,  such as futures contracts and options,  relating to the NASDAQ 100. The NASDAQ 100 is a modified  capitalization-weighted  index composed of the equity securities of
100 of the largest  non-financial  companies listed on the National  Association of Securities Dealers Automated Quotations System. The
Sub-advisor  will attempt to consistently  use leveraged  instruments to increase the Fund's exposure to 125% of the NASDAQ 100. If the
Sub-advisor  achieves  this goal,  the value of the Fund's  shares  will tend to  increase on a daily basis by 125% of the value of any increase  in the NASDAQ 100.  When the value of the NASDAQ 100  declines,  the value of the Fund's  shares  should  also  decrease on a daily  basis by 125% of the value of any  decrease  in the Index  (e.g.,  if the  NASDAQ  100 goes down by 5%,  the value of the Fund's shares should go down by 6.25% on that day).

The  Sub-advisor  uses  quantitative  analysis  techniques to structure the Fund to obtain the highest  correlation  to the NASDAQ 100, while  remaining  fully  invested in all market  environments.  While it is not expected that the  performance of the Fund will deviate more than 10% from the Fund's goal of achieving  results  corresponding  to 125% of the return of the NASDAQ 100,  certain  factors may affect  the Fund's  ability  to achieve  this  correlation.  The  Sub-advisor  will  monitor  the Fund on an  ongoing  basis,  and make adjustments, as necessary, to minimize tracking error and to maximize liquidity.

The ASAF  Alliance  Growth Fund  normally  invests at least 80% of its total assets in the equity  securities  of U.S.  companies.  For purposes of the Fund, a non-U.S.  company is a company that (i) is organized  outside the United States,  (ii) has its principal  place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign  countries.  Companies that do not fall within this definition are deemed to be U.S.  companies.  Normally,  about 40-60 companies will be represented in the Fund, with the 25 companies most highly regarded by the Sub-advisor  usually  constituting  approximately 70% of the Fund 's net assets.  The
Fund is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

The Sub-advisor  relies heavily upon the fundamental  analysis and research of its internal  research staff,  which generally follows a primary research  universe of more than 500 companies that have strong  management,  superior  industry  positions,  excellent  balance sheets and superior  earnings  growth  prospects.  An emphasis is placed on identifying  companies  whose  substantially  above average prospective earnings growth is not fully reflected in current market valuations.

During market declines,  while adding to positions in favored stocks,  the Fund becomes somewhat more  aggressive,  gradually  reducing the number of companies  represented in its  portfolio.  Conversely,  in rising  markets,  while  reducing or eliminating  fully valued positions,  the Fund becomes somewhat more  conservative,  gradually  increasing the number of companies  represented in its portfolio.
The Sub-advisor therefore seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The ASAF Marsico Capital Growth Fund will pursue its objective by investing  primarily in common stocks.  The Sub-advisor  expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

In selecting  investments  for the Fund, the Sub-advisor  uses an approach that combines "top down" economic  analysis with "bottom up"
stock selection.  The "top-down"  approach takes into  consideration  such  macro-economic  factors as interest rates,  inflation,  the regulatory  environment,  and the global  competitive  landscape.  In  addition,  the  Sub-advisor  examines  such  factors as the most attractive global investment  opportunities,  industry  consolidation,  and the  sustainability of economic trends. As a result of this
"top down" analysis, the Sub-advisor  identifies sectors,  industries and companies that should benefit from the trends the Sub-advisor has observed.

The  Sub-advisor  then looks for  individual  companies  with  earnings  growth  potential  that may not be recognized by the market at large. In determining  whether a particular  company is appropriate for investment by the Fund, the Sub-advisor  focuses on a number of different  attributes,  including the company's  specific market  expertise or dominance,  its franchise  durability and pricing power, solid  fundamentals  (e.g., a strong balance sheet,  improving returns on equity,  and the ability to generate free cash flow),  strong management, and reasonable valuations in the context of projected growth rates.

The ASMT Janus Capital Growth  Portfolio will pursue its objective by investing  primarily in common stocks.  Common stock  investments will be in companies  that the  Sub-advisor  believes are  experiencing  favorable  demand for their  products and services,  and which operate in a favorable  competitive  and regulatory  environment.  The  Sub-advisor  generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.

The ASAF T. Rowe Price Tax Managed Fund will invest  primarily in  large-capitalization  stocks  selected mainly from the 1,000 largest
U.S.  companies.  Stock selection is based on fundamental,  bottom-up analysis that seeks to identify companies with superior long-term appreciation  prospects.  Generally  the  Sub-advisor  uses a growth  approach  to stock  selection,  looking  for  companies  with:  a demonstrated ability to increase revenues,  earnings, and cash flow consistently;  capable management;  attractive business niches; and
a sustainable competitive advantage.  Valuation measures,  such as a company's  price/earnings ratio relative to the market and its own growth rate, and its dividend yield relative to the market, are also considered.

Generally,  the Fund will limit  exposure  to  high-yielding  stocks.  However,  the payment of  dividends  - even  higher-than-average dividends - does not disqualify a stock from  consideration  for the Fund's  portfolio.  The Fund seeks  long-term  appreciation  while minimizing taxable  distributions of capital gains and dividends.  This approach should reduce the negative effects of federal taxation and should increase  after-tax  returns  compared with similar funds that do not make tax efficiency a primary focus. To accomplish the
Fund's goal of minimizing taxable  distributions,  the Sub-advisor will strive to avoid realizing capital gains. However,  gains may be realized when it is believed that the risk of holding a security  outweighs tax  considerations.  When gains are taken, the Sub-advisor will attempt to offset them with losses from other  securities.  This may be accomplished  by selling certain  securities at a loss and investing the proceeds in similar securities.

The ASAF  Alliance/Bernstein  Growth + Value Fund will  invest  primarily  in common  stocks of large U.S.  companies  included  in the
Russell 1000 Index (the "Russell 1000").  The Russell 1000 is a market  capitalization-weighted  index that measures the performance of the 1,000 largest U.S.  companies.  As of June 30, 2000, the average market  capitalization  of the companies in the Russell 1000 index was approximately $14.1 billion.

Normally,  about 60-85  companies will be represented in the Fund,  with 25-35  companies  primarily from the Russell 1000 Growth Index
(the "Growth Index")  constituting  approximately  50% of the Fund's net assets,  and 35-50  companies  primarily from the Russell 1000
Value Index (the  "Value  Index")  constituting  the  remainder  of the Fund's net assets.  Daily cash flows  (that is,  purchases  and reinvested  distributions)  and outflows (that is,  redemptions and expense items) will be divided  between the two portfolio  segments for purposes of maintaining the targeted allocation between growth and value stocks (the "Target  Allocation").  Normally,  while it is not expected that the  allocation of assets between  portfolio  segments will deviate more than 10% from the Target  Allocation,  it is possible that this  deviation may be higher.  Factors such as market  fluctuation,  economic  conditions,  corporate  transactions  and declaration of dividends may result in deviations  from the Target  Allocation.  In the event the allocation of assets to the portfolio segments differs by more than 10% from the Target  Allocation  (e.g., 60% of the Fund's net assets invested in growth stocks and 40% of the Fund's net assets invested in value stocks),  the Sub-Advisers will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a consequence,  assets may be allocated from the portfolio segment that has appreciated more or depreciated less to the other.  Rebalancing will entail transaction costs which over time may be significant.

The ASAF Sanford  Bernstein  Core Value Fund will pursue its  objective  by  investing  primarily  in common  stocks.  The  Sub-advisor expects  that the  majority  of the  Fund's  assets  will be  invested  in the  common  stocks  of large  companies  that  appear to be undervalued.  Among other things,  the Fund seeks to identify  compelling buying  opportunities  created when companies are undervalued on the basis of investor  reactions to near-term  problems or  circumstances  even though their long-term  prospects  remain sound. The
Sub-advisor's  investment  approach  is  value-based  and  price-driven,  and it relies on the  intensive  fundamental  research of its internal research staff to identify these buying opportunities in the marketplace.

Fund  investments are selected by the Sub-advisor  based upon a model portfolio of 125-175 stocks  constructed by the  Sub-advisor.  In selecting  investments for the model portfolio,  the Sub-advisor  takes a "bottom-up"  approach.  In other words, the Sub-advisor seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large.  The Sub-advisor relates  present  value of each  company's  forecasted  future  cash flow to the  current  price of its stock.  The  Sub-advisor  ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Principal Risks:
---------------

All of the capital  growth funds and  portfolios  are equity  funds,  and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including  reasons related to the particular  company,  the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

The risk to which the capital  growth  funds and  portfolios  are  subject  depends in part on the size of the  companies  in which the particular  fund or portfolio  invests.  Securities of smaller  companies tend to be subject to more abrupt and erratic price movements than securities of larger  companies,  in part because they may have limited product lines,  markets,  or financial  resources.  Market capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify companies based on size.
Therefore,  the ASAF Janus Small-Cap Growth Fund, the ASAF Scudder  Small-Cap Growth Fund and the ASAF Gabelli Small-Cap Value Fund can
be expected to be subject to the highest  degree of risk relative to the other  capital  growth  funds.  The ASAF Janus Mid-Cap  Growth
Fund, the ASAF Neuberger  Berman Mid-Cap Growth Fund and the ASAF Neuberger  Berman Mid-Cap Value Fund can be expected to be subject to somewhat less risk, and the ASAF Alliance Growth Fund, the ASAF Marsico  Capital Growth Fund, the ASMT Janus Capital Growth  Portfolio,
the ASAF T. Rowe Price Tax Managed Fund, the ASAF  Alliance/Bernstein  Growth + Value Fund, the ASAF Sanford Bernstein Core Value Fund,
and the ASAF ProFund Managed OTC Fund to somewhat less risk than the mid-cap funds.  The ASAF ProFund Managed OTC Fund,  however,  will likely be subject to a greater  level of risk than the  average  large-cap  fund  because  the Fund seeks to magnify the results of its benchmark  index and because of the  relatively  volatile  nature of the  securities  in which it will invest.  The ASAF  Alger-All-Cap
Growth Fund and the ASAF Gabelli All-Cap Value Fund may invest in equity securities without regard to  capitalization,  and may include large and small companies at the same time.

The ASAF Gabelli  Small-Cap Value Fund, the ASAF Neuberger  Berman Mid-Cap Value Fund, the ASAF Gabelli All-Cap Value Fund and the ASAF
Sanford  Bernstein Core Value Fund take a value  approach to investing,  while the ASAF Janus  Small-Cap  Growth Fund, the ASAF Scudder
Small-Cap  Growth Fund,  the ASAF Janus Mid-Cap  Growth Fund,  the ASAF  Neuberger  Berman  Mid-Cap Growth Fund, the ASAF Alger All-Cap
Growth Fund, the ASAF Alliance  Growth Fund, the ASAF Marsico  Capital Growth Fund, the ASMT Janus Capital Growth  Portfolio,  the ASAF
ProFund  Managed OTC Fund and the ASAF T. Rowe Price Tax Managed Fund take a growth  approach.  Value stocks are believed to be selling at  prices  lower  than what they are  actually  worth,  while  growth  stocks  are those of  companies  that are  expected  to grow at above-average  rates.  A fund or  portfolio  investing  primarily  in growth  stocks  will tend to be subject to more risk than a value fund,  although this will not always be the case. The ASAF  Alliance/Bernstein  Growth + Value Fund, will include both value and growth stocks.

The ASAF Janus  Mid-Cap  Growth Fund and the ASAF ProFund  Managed OTC Fund are subject to an additional  risk factor  because they are less diversified than most equity funds and,  therefore,  a single  security's  increase or decrease in value may have a greater impact on these  Funds' share price and total  return.  Because of this,  these  Funds'  share  prices can be expected to fluctuate  more than comparable diversified funds.

The ASAF  INVESCO  Technology  Fund and the ASAF INVESCO  Health  Sciences  Fund are subject to  additional  risk factors  because they concentrate  their investments in specific market sectors.  These  investments could experience  sharper price declines than the market as a whole when  conditions are unfavorable for the particular  sector.  Many of the products and services  offered by companies in the technology  sector are subject to rapid  obsolescence,  which may reduce the value of the  securities of those  companies.  Many faster growing  health care  companies  have limited  operating  histories and their  potential  profitability  may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices.

Growth and Income Funds and Portfolios:

Fund/Portfolio:              Investment Goal:               Primary Investments:
--------------               ---------------                -------------------

Sanford Bernstein Managed     To outperform the S&P 500      The Fund invests primarily in common stocks included in the
Index 500 Fund                Stock Index                    S&P 500.

Alliance Growth and Income   Long term capital  growth and  The Fund invests  primarily in common stocks that are believed to
Fund                         income                         be  selling  at  reasonable   valuations  in  relation  to  their
                                                            fundamental business prospects.

MFS Growth with Income Fund  Reasonable   current   income  The  Fund  invests   primarily  in  common   stocks  and  related
                             and long-term  capital growth  securities.
                             and income

INVESCO Equity Income        Capital  growth  and  current  The Portfolio  invests  primarily in  dividend-paying  common and
Portfolio                    income                         preferred  stocks,  and  to  a  lesser  extent  in  fixed  income securities.

American Century Strategic   Capital  growth  and  current  The Fund  normally  invests  approximately  60% of its  assets in
Balanced Fund                income                         equity  securities  and the  remainder  in bonds and other  fixed income securities.

Principal Investment Strategies:
-------------------------------

The ASAF Sanford  Bernstein  Managed Index 500 Fund  (formerly,  the ASAF Bankers Trust Managed Index 500 Fund) seeks to outperform the
Standard & Poor's 500  Composite  Stock Price Index (the "Samp;P 500(R)")  through  stock  selection  resulting in different  weightings  of common stocks relative to the index.  The S&P 500 is an index of 500 common stocks,  most of which trade on the New York Stock Exchange
Inc. (the "NYSE").

In seeking to outperform the S&P 500, the Sub-advisor  starts with a portfolio of stocks  representative  of the holdings of the index.
It then uses a set of fundamental,  quantitative  criteria that are designed to indicate  whether a particular  stock will  predictably perform better or worse than the S&P 500. Based on these criteria,  the  Sub-advisor  determines  whether the Fund should  over-weight, under-weight  or hold a  neutral  position  in the stock  relative  to the  proportion  of the S&P 500 that the  stock  represents.  In addition,  the Sub-advisor may determine based on the  quantitative  criteria that (1) certain S&P 500 stocks should not be held by the
Fund in any amount,  and (2) certain  equity  securities  that are not included in the S&P 500 should be held by the Fund. The Fund may invest up to 15% of its total assets in equity securities not included in the S&P 500.

While the Fund attempts to outperform the S&P 500, it is not expected that any  outperformance  will be substantial.  The Fund also may underperform the S&P 500 over short or extended periods.

The ASAF Alliance Growth and Income Fund normally will invest in common stocks (and securities convertible into common stocks).

The  Sub-advisor  will take a  value-oriented  approach,  in that it will try to keep the Fund's assets invested in securities that are selling  at  reasonable  valuations  in  relation  to their  fundamental  business  prospects.  In doing so,  the Fund may  forgo  some opportunities for gains when, in the judgement of the Sub-advisor, they are too risky.

In seeking to achieve its  objective,  the Fund invests  primarily in the equity  securities  of U.S.  companies  that the  Sub-advisor believes are  undervalued.  The Sub-advisor  believes that, over time,  stock prices (of companies in which the Fund invests) will come to reflect the companies'  intrinsic economic values.  The Sub-advisor uses a disciplined  investment process to evaluate the companies in its extensive  research  universe.  Through this process,  the Sub-advisor  seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The ASAF MFS Growth with Income Fund  invests,  under normal market  conditions,  at least 65% of its total assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary  receipts.  The stocks in which the Fund invests generally  will pay  dividends.  While the Fund may invest in  companies of any size,  the Fund  generally  focuses on  companies  with larger market  capitalizations  that the Sub-advisor  believes have  sustainable  growth  prospects and attractive  valuations based on current and expected earnings or cash flow.

The  Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Fund. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The ASMT INVESCO  Equity  Income  Portfolio  seeks to achieve its  objective by  investing in  securities  that are expected to produce relatively  high levels of income and  consistent,  stable  returns.  The Portfolio  normally will invest at least 65% of its assets in dividend-paying  common and  preferred  stocks of  domestic  and  foreign  issuers.  Up to 30% of the Fund's  assets may be invested in equity  securities  that do not pay regular  dividends.  In  addition,  the  Portfolio  normally  will have some  portion of its assets invested in debt securities or convertible bonds.

The Sub-advisor to the ASAF American  Century  Strategic  Balanced Fund intends to maintain  approximately  60% of the Fund's assets in equity  securities and the remainder in bonds and other fixed income  securities.  With the equity portion of the Fund, the Sub-advisor utilizes  quantitative  management  techniques in a two-step process that draws heavily on computer technology.  In the first step, the
Sub-advisor ranks stocks,  primarily the 1,500 largest publicly traded U.S. companies  (measured by the value of their stock) from most attractive to least  attractive.  These  rankings are  determined by using a computer  model that combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor  uses ratios of stock price to book value and stock price to cash flow,  among  others.  To measure  growth,  the  Sub-advisor  uses the rate of growth in a company's  earnings  and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio  optimization.  In portfolio  optimization,  the Sub-advisor uses a computer to build a portfolio of stocks from the ranking  described  earlier  that it thinks will  provide the best  balance  between risk and expected  return.  The goal is to create an equity  portfolio  that  provides  better  returns than the S&P 500 Index  without taking on significant additional risk.

The Sub-advisor  intends to maintain  approximately 80% of the Fund's fixed income assets in domestic fixed income securities and up to
20% in  foreign  fixed  income  securities.  This  percentage  will  fluctuate  and may be  higher  or lower  depending  on the mix the
Sub-advisor  believes will be most  appropriate for achieving the Fund's  objectives.  The fixed income portion of the Fund is invested in a diversified portfolio of government securities,  corporate fixed income securities,  mortgage-backed and asset-backed  securities, and similar  securities.  The  Sub-advisor's  strategy is to actively  manage the Fund by investing  the Fund's fixed income  assets in sectors it believes  are  undervalued  (relative  to the other  sectors)  and which  represent  better  relative  long-term  investment opportunities.

The Sub-advisor  will adjust  weighted  average  portfolio  maturity in response to expected  changes in interest  rates.  Under normal market conditions, the weighted average maturity of the fixed income portion of the Fund will be in the 3 to 10 year range.

Principal Risks:
---------------

Both equity securities (e.g.,  stocks) and fixed income securities (e.g.,  bonds) can decline in value, and the primary risk of each of the growth and income funds and  portfolios is that the value of the  securities  they hold will  decline.  The degree of risk to which the  growth and  income  funds are  subject  is likely to be  somewhat  less than a fund  investing  exclusively  for  capital  growth.
Nonetheless, the share prices of the growth and income funds can decline substantially.

The ASAF Sanford  Bernstein  Managed Index 500 Fund, the ASAF MFS Growth with Income Fund, and the ASAF Alliance Growth and Income Fund
invest  primarily in equity  securities.  The ASMT INVESCO Equity Income Portfolio  invests  primarily in equity  securities,  but will normally invest some of its assets in fixed income  securities.  The ASAF American Century  Strategic  Balanced Fund generally  invests in both equity and fixed income  securities.  The values of equity  securities  tend to fluctuate  more widely than the values of fixed income  securities.  Therefore,  those growth and income  portfolios that invest primarily in equity  securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

Each of the Funds that makes  significant  investments  in fixed income  securities  may invest to some degree in  lower-quality  fixed income  securities,  which are  subject  to greater  risk that the  issuer may fail to make  interest  and  principal  payments  on the securities  when due.  Each of these Funds  generally  invests in  intermediate-  to long-term  fixed income  securities.  Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

The ASAF American  Century  Strategic  Balanced Fund generally  takes a growth  approach to investing in equity  securities,  while the other growth and income funds take a value  approach.  Growth stocks are those of companies that are expected to grow at  above-average rates,  while value stocks are believed to be selling at prices lower than what they are actually  worth.  A fund  investing  primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

Because the ASAF Sanford Bernstein  Managed Index 500 Fund invests primarily in equity securities  included in the S&P 500, and some of these  securities  do not produce  income,  the Fund may be subject to a greater  level of risk than a fund that  invests  primarily in income-producing securities.

Fixed Income Funds and Portfolios:

Fund/Portfolio:              Investment Goal:               Primary Investments:
--------------               ---------------                -------------------

Federated High Yield Bond    High current income            The  Fund  invests   primarily  in  lower-quality   fixed  income
Fund                                                        securities.

PIMCO Total Return Bond      Maximize     total    return,  The Portfolio invests  primarily in  higher-quality  fixed income
Portfolio                    consistent with  preservation  securities  of  varying  maturities,   so  that  the  Portfolio's
                             of capital                     expected average duration will be from three to six years.

JPM Money Market Portfolio   Maximize  current  income and  The  Portfolio   invests  in   high-quality,   short-term,   U.S.
                             maintain   high   levels   of  dollar-denominated instruments.
                             liquidity

Principal Investment Strategies:
-------------------------------

The ASAF  Federated  High Yield Bond Fund will  invest at least 65% of its assets in  lower-rated  corporate  fixed  income  securities
("junk  bonds").  These fixed income  securities may include  preferred  stocks,  convertible  securities,  bonds,  debentures,  notes, equipment lease  certificates  and equipment trust  certificates.  The securities in which the Fund invests usually will be rated below the three highest rating categories of a nationally  recognized rating  organization  (AAA, AA, or A for Standard & Poor's  Corporation
("Standard & Poor's") and Aaa, Aa or A for Moody's Investors  Service,  Inc.  ("Moody's")) or, if unrated,  are of comparable  quality.
There is no lower limit on the rating of securities in which the Fund may invest.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         Credit  Research.  The Sub-advisor  will perform its own credit analysis in addition to using rating  organizations  and other sources,  and may have discussions with the issuer's  management or other investment  analysts  regarding  issuers.  The  Sub-advisor's credit analysis will consider the issuer's financial  soundness,  its  responsiveness to changing business and market  conditions,  and its anticipated  cash flow and earnings.  In evaluating an issuer,  the Sub-advisor  places special  emphasis on the estimated  current value of the issuer's assets rather than their historical cost.

         Diversification.  The Sub-advisor invests in securities of many different issuers, industries, and economic sectors.

         Economic Analysis.  The Sub-advisor will analyze current developments and trends in the economy and in the financial markets.

The ASMT PIMCO Total Return Bond Portfolio will invest at least 65% of its assets in the following types of fixed income securities:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings will be  concentrated in areas of the bond market that the Sub-advisor  believes to be relatively  undervalued.  In selecting  fixed income  securities,  the  Sub-advisor  uses economic  forecasting,  interest rate  anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's assets committed to investment in securities with particular  characteristics (such as maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the  financial  markets,  and other  factors.  The  management  of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio  duration  of the  Portfolio generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest rates.  The Portfolio can and routinely does invest in certain  complex fixed income  securities  (including  mortgage-backed  and  asset-backed  securities) and engage in a number of  investment  practices  (including  futures,  swaps and dollar  rolls) that many other fixed  income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The ASMT JPM Money Market Portfolio will invest in high-quality,  short-term,  U.S. dollar denominated  corporate,  bank and government obligations.  Under the  regulatory  requirements  applicable to money market funds,  the  Portfolio  must maintain a weighted  average portfolio  maturity of not more than 90 days and invest in  securities  that have  effective  maturities  of not more than 397 days. In addition,  the Portfolio will limit its investments to those  securities  that, in accordance with guidelines  adopted by the Directors of the Company,  present  minimal  credit risks.  The Portfolio will not purchase any security  (other than a United States  Government security) unless:

         (1) if rated by only one nationally  recognized  statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2) if rated by more than one nationally  recognized  statistical rating organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:
---------------

The risk of a fund or portfolio  investing  primarily  in fixed income  securities  is  determined  largely by the quality and maturity characteristics  of its portfolio  securities.  Lower-quality  fixed income securities are subject to greater risk that the company may fail to make  interest  and  principal  payments on the  securities  when due.  Fixed  income  securities  with longer  maturities  (or durations) are generally subject to greater risk than securities with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

As a fund that invests primarily in lower-quality  fixed income securities,  the ASAF Federated High Yield Bond Fund will be subject to a level of risk that is high  relative to other fixed income  funds,  and which may be  comparable to or higher than some equity funds.
Like equity securities,  lower-quality  fixed income securities tend to reflect short-term market developments to a greater extent than higher-quality  fixed income  securities.  An economic  downturn may adversely  affect the value of lower-quality  securities,  and the trading market for such securities is generally less liquid than the market for higher-quality securities.

As a portfolio that invests primarily in high-quality  fixed income securities of medium duration,  the level of risk to which the ASMT
PIMCO  Total  Return Bond  Portfolio  is subject can be expected  to be less than most  equity  funds.  Nonetheless,  the fixed  income securities  held by the Portfolio can decline in value because of changes in their  quality,  in market  interest  rates,  or for other reasons. In addition,  while the complex fixed income securities  invested in and investment  practices engaged in by the Portfolio are designed to increase its return or hedge its  investment,  these  securities and practices may increase the risk to which the Portfolio is subject.

The ASMT JPM Money Market  Portfolio  seeks to preserve the value of your  investment at $1.00 per share,  but it is still  possible to lose money by  investing  in the  Portfolio.  An  investment  in the  Portfolio  is not insured or  guaranteed  by the Federal  Deposit
Insurance  Corporation or any other government  agency. In addition,  the income earned by the Portfolio will fluctuate based on market conditions and other factors.

                                             This page has been intentionally left blank.

Past Performance

             The bar charts show the  performance  of the Class A shares of each Fund for each full  calendar year the Fund has been in operation.  The tables  below the bar charts  show each such  Fund's best and worst  quarters  during the  periods  included in the bar chart,  as well as the average  annual total returns for each Class of each Fund for 2000 and since  inception.  This  information  may help  provide an  indication  of each Fund's risks by showing  changes in  performance  from year to year and by  comparing  the Fund's performance with that of a broad-based  securities  index. The average annual figures reflect sales charges;  the other figures do not, and would be lower if they did. All figures assume  reinvestment of dividends.  Past  performance  does not necessarily  indicate how a
Fund will perform in the future.  No  performance  information  is included for those Funds that  commenced  operations  after January,
2000 (the ASAF Scudder  Small-Cap  Growth Fund,  the ASAF Janus  Mid-Cap  Growth Fund,  the ASAF Alger  All-Cap  Growth Fund,  the ASAF
Gabelli  All-Cap Value Fund, the ASAF INVESCO  Technology  Fund, the ASAF INVESCO  Health  Sciences Fund, the ASAF ProFund  Managed OTC
Fund,  the ASAF T. Rowe Price Tax Managed Fund,  the ASAF  Alliance/Bernstein  Growth + Value Fund and the ASAF Sanford  Bernstein Core
Value Fund).

ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
16.91%
81.50%
-26.72%
1998
1999
2000

BEST QUARTER	WORST QUARTER
Up 51.79%, 4th quarter 1999	Down 19.72%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-30.83%	-31.46%	-28.03%	-29.61%	-14.17%
Since inception	10.31%	11.01%	11.57%	11.59%	11.44%

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs"). The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

ASAF AIM INTERNATIONAL EQUITY FUND

0.00%
-10.00%
-20.00%
-30.00%
-22.93%
2000

BEST QUARTER	WORST QUARTER
Up 1.67%, 1st quarter 2000	Down 12.08%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-27.38%	-27.73%	-24.07%	-25.81%	-14.17%
Since inception	-18.97%	-18.59%	-15.11%	-16.76%	-1.54%

ASAF JANUS OVERSEAS GROWTH FUND

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
15.70%
75.54%
-24.92%
1998
1999
2000

BEST QUARTER	WORST QUARTER
Up 55.63%, 4th quarter 1999	Down 16.31%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-29.24%	-29.56%	-25.98%	-27.75%	-14.17%
Since inception	12.84%	13.53%	14.61%	14.47%	12.26%

ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND*

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
13.93%
30.05%
-17.60%
1998
1999
2000

BEST QUARTER	WORST QUARTER
Up 22.84%, 4th quarter 1999	Down 13.50%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-22.35%	-22.91%	-18.85%	-20.84%	-14.17%
Since inception	1.42%	1.88%	2.62%	2.41%	4.89%

ASAF GABELLI SMALL-CAP VALUE FUND*

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-11.84%
0.18%
23.43%
1998
1999
2000

BEST QUARTER	WORST QUARTER
Up 18.55%, 2nd quarter 1999	Down 19.57%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Standard & Poor's 500 Index
1 year	16.33%	16.69%	21.72%	19.87%	-9.10
Since inception	2.33%	2.77%	3.55%	3.29%	11.44%

ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND

51.75%
60.00%
40.00%
20.00%
0.00%
-20.00%
-8.77%
1999
2000

BEST QUARTER	WORST QUARTER
Up 48.79%, 4th quarter 1999	Down 24.34%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Standard & Poor's 500 Index
1 year	-14.02%	-14.65%	-10.15%	-12.38%	-9.10%
Since inception	31.69%	33.24%	34.37%	34.63%	9.51%

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND

30.00%
20.00%
10.00%
0.00%
14.94%
25.92%
1999
2000

BEST QUARTER	WORST QUARTER
Up 13.99%, 2nd quarter 1999	Down 12.67%, 3rd quarter 1999

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Standard & Poor's 500 Index
1 year	18.65%	19.39%	24.28%	22.48%	-9.10%
Since inception	18.09%	19.21%	20.52%	20.39%	9.51%

ASAF ALLIANCE GROWTH FUND*

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
24.90%
32.83%
-14.89%
1998
1999
2000

BEST QUARTER	**WORST QUARTER**
Up 26.55%, 4th quarter 1999	Down 16.79%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	**CLASS A**	**CLASS B**	**CLASS C**	**CLASS X**	**INDEX: Standard & Poor's 500 Index**
1 year	-19.78%	-19.75%	-15.94%	-17.61%	-9.10%
Since inception	9.99%	10.67%	11.64%	11.53%	11.44%

*Between December 31, 1998 and April 30, 2000, the ASAF Alliance Growth Fund was known as the ASAF Oppenheimer Large-Cap Growth Fund and OppenheimerFunds, Inc. served as Sub-advisor to the Fund. Prior to December 31, 1998, the Fund was known as the ASAF Robertson Stephens Value + Growth Fund and Robertson Stephens & Company Investment Management, L.P. served as its Sub-advisor.

ASAF MARSICO CAPITAL GROWTH FUND

52.87%
-16.11%
60.00%
40.00%
20.00%
0.00%
-20.00%
1999
2000

BEST QUARTER	WORST QUARTER
Up 32.72%, 4th quarter 1999	Down 11.16%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Standard & Poor's 500 Index
1 year	-20.95%	-21.54%	-17.38%	-19.48%	-9.10%
Since inception	16.45%	17.48%	18.76%	18.64%	9.51%

ASAF JANUS CAPITAL GROWTH FUND
59.91%
50.31%
-29.05%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
1998
1999
2000

BEST QUARTER	WORST QUARTER
Up 32.68%, 4th quarter 1999	Down 20.05%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Standard & Poor's 500 Index
1 year	-33.12%	-33.63%	-30.11%	-31.87%	-9.10%
Since inception	15.00%	15.87%	16.41%	16.56%	11.44%

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND*

0.00%
-5.00%
-10.00%
-8.89%
2000

BEST QUARTER	WORST QUARTER
Up 1.31%, 1st quarter 2000	Down 4.99%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Standard & Poor's 500 Index
1 year	-14.10%	-14.81%	-10.36%	-12.63%	-9.10%
Since inception	-6.85%	-6.64%	-2.44%	-4.62%	-1.54%

ASAF ALLIANCE GROWTH AND INCOME FUND*

20.00%
15.00%
10.00%
5.00%
0.00%
13.94%
15.26%
5.41%
1998
1999
2000

BEST QUARTER	**Worst Quarter**
Up 16.08%, 4th quarter 1998	Down 11.32%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	**CLASS A**	**CLASS B**	**CLASS C**	**CLASS X**	**INDEX: Standard & Poor's 500 Index**
1 year	-0.68%	-1.12%	3.89%	1.51%	-9.10%
Since inception	9.26%	9.87%	10.93%	10.74%	12.26%

ASAF MFS GROWTH WITH INCOME FUND
0.58%
0.60%
0.40%
0.20%
0.00%
2000

BEST QUARTER	WORST QUARTER
Up 2.03%, 1st quarter 2000	Down 2.89%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Standard & Poor's 500 Index
1 year	-5.20%	-5.90%	-0.90%	-3.40%	-9.10%
Since inception	-1.70%	-1.37%	2.82%	0.84%	-1.54%

ASAF INVESCO EQUITY INCOME FUND

20.00%
15.00%
10.00%
5.00%
0.00%
15.98%
12.03%
5.88%
1998
1999
2000

BEST QUARTER	WORST QUARTER
Up 12.89%, 4th quarter 1998	Down 6.23%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Standard & Poor's 500 Index
1 year	-0.20%	-0.58%	4.43%	2.07%	-9.10%
Since inception	10.85%	11.63%	12.27%	12.18%	11.44%

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND

19.84%
12.38%
-3.42%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
1998
1999
2000

BEST QUARTER	WORST QUARTER
Up 13.59%, 4th quarter 1998	Down 6.73%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Blended Index (60% Standard & Poor's 500, 40% Lehman Brothers Government/ Credit Index)	INDEX: Blended Index (60% Standard & Poors 500, 40% Lehman Aggregate Bond Index)*
1 year	-8.98%	-9.70%	-4.86%	-7.23%	-0.72%	-0.81%
Since inception	6.73%	7.26%	8.00%	7.81%	10.39%	9.52%

*The Fund's benchmark index for its fixed income securities has been changed to the Lehman Aggregate Bond Index. The Fund's Sub-advisor believes that this index better represents the broad U.S. taxable bond market. The Lehman Aggregate Bond index includes mortgage-backed securities, while the Fund's previous index did not.

ASAF FEDERATED HIGH YIELD BOND FUND
14.90%
2.68%
-9.25%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
1998
1999
2000

BEST QUARTER	WORST QUARTER
Up 4.10%, 1st quarter 1998	Down 7.21%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: Merrill Lynch High Yield Index
1 year	-13.11%	-14.74%	-10.64%	-12.48%	-3.79%
Since inception	-1.25%	-1.21%	-0.54%	-0.68%	1.69%

ASAF PIMCO TOTAL RETURN BOND FUND

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
7.67%
-1.12%
10.34%
1998
1999
2000

BEST QUARTER	WORST QUARTER
Up 4.36%, 3rd quarter 1998	Down 1.04%, 2nd quarter 1999

Average annual total returns For periods ending 12/31/00	CLASS A	CLASS B	CLASS C	CLASS X	INDEX: LB Aggregate Index
1 year	5.70%	3.76%	8.88%	6.62%	11.63%
Since inception	4.67%	4.64%	5.43%	5.17%	6.63%

ASAF JPM MONEY MARKET FUND
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.92%
3.63%
5.11%
1998
1999
2000

BEST QUARTER	WORST QUARTER
Up 1.55%, 3rd quarter 2000	Up 0.82%, 1st quarter 1999

	CLASS A	CLASS B	CLASS C	CLASS X
7-day yield (as of 12/31/00)	5.32%	4.80%	4.80%	4.80%

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EXPENSE INFORMATION

         The maximum  transaction costs and total annual operating  expenses  associated with investing in Class A, Class B, Class C or
Class X shares of each Fund are reflected in the following tables:

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

                                              High Yield Bond & Total Return Bond                   All Other Funds:
                                                             Funds:                          (other than Class A shares of
                                                                                                 Money Market Fund)(1)
                                              Class A      Class B & X     Class C          Class A    Class B & X    Class C
                                              -------      -----------     -------          -------    -----------    -------
Maximum Sales Charge (Load) on
Purchases                                       4.25%         None           1.00%            5.75%        None         1.00%
(as % of offering price)
Maximum Contingent Deferred Sales
Charge
(Load) (as % of lower of original               None(2)       6.00%(3)       1.00%(3)         None(2)
purchase price or redemption proceeds)                                                                 6.00%(3)     1.00%(3)
Redemption Fee                                  None(4)       None(4)        None(4)          None(4)      None(4)      None(4)
Exchange Fee                                    None          None           None             None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, in %):

ASAF Fund:                    Management       Estimated     Other         Total Annual       Fee     Waivers  Net Annual  Fund
                              Fees             Distribution  Expenses      Fund Operating     and     Expense  Operating
                                               And                         Expenses           Reimbursement(6) Expenses
                                               Service
                                               (12b-1)
                                               Fees(5)

----------------------------- --------------- -------------- ------------- ------------------ ---------------- -----------------
Int'l Small Capitalization
     Class A                          1.07            0.50        1.22           2.79               (0.59)             2.20
     Class B                          1.07            1.00        1.13           3.20               (0.50)             2.70
     Class C                          1.07            1.00        1.17           3.24               (0.54)             2.70
     Class X                          1.07            1.00        1.08           3.15               (0.45)             2.70
AIM International
Equity
     Class A                          1.10            0.60        1.31           3.01               (0.81)             2.20
     Class B                          1.10            1.10        1.35           3.55               (0.85)             2.70
     Class C                          1.10            1.10        1.33           3.53               (0.83)             2.70
     Class X                          1.10            1.10        1.55           3.75               (1.05)             2.70
Overseas Growth
     Class A                          1.10            0.52        0.41           2.03               (0.10)             1.93
     Class B                          1.10            1.02        0.41           2.53               (0.10)             2.43
     Class C                          1.10            1.02        0.41           2.53               (0.10)             2.43
     Class X                          1.10            1.02        0.41           2.53               (0.10)             2.43
American Century
International Growth
     Class A                          1.00            0.50        1.03           2.53               (0.43)             2.10
     Class B                          1.00            1.00        1.01           3.01               (0.41)             2.60
     Class C                          1.00            1.00        1.03           3.03               (0.43)             2.60
     Class X                          1.00            1.00        0.97           2.97               (0.37)             2.60
Janus Small-Cap Growth
     Class A                          0.90            0.50        0.44           1.84               (0.04)             1.80
     Class B                          0.90            1.00        0.44           2.34               (0.04)             2.30
     Class C                          0.90            1.00        0.44           2.34               (0.04)             2.30
     Class X                          0.90            1.00        0.44           2.34               (0.04)             2.30

Scudder Small-Cap Growth
     Class A                          0.95            0.50        0.98           2.43               (0.63)             1.80
     Class B                          0.95            1.00        0.99           2.94               (0.64)             2.30
     Class C                          0.95            1.00        0.99           2.94               (0.64)             2.30
     Class X                          0.95            1.00        0.98           2.93               (0.63)             2.30
Gabelli Small-Cap Value
     Class A                          1.00            0.50        0.71           2.21               (0.31)             1.90
     Class B                          1.00            1.00        0.71           2.71               (0.31)             2.40
     Class C                          1.00            1.00        0.71           2.71               (0.31)             2.40
     Class X                          1.00            1.00        0.70           2.70               (0.30)             2.40
Janus Mid-Cap Growth(7)
     Class A                          1.00            0.50        1.46           2.96               (1.06)             1.90
     Class B                          1.00            1.00        1.32           3.32               (0.92)             2.40
     Class C                          1.00            1.00        1.49           3.49               (1.09)             2.40
     Class X                          1.00            1.00        1.39           3.39               (0.99)             2.40
Neuberger   Berman   Mid-Cap
Growth
     Class A                          0.90            0.52        0.49           1.91               (0.04)             1.87
     Class B                          0.90            1.02        0.48           2.40               (0.03)             2.37
     Class C                          0.90            1.02        0.48           2.40               (0.03)             2.37
     Class X                          0.90            1.02        0.48           2.40               (0.03)             2.37
Neuberger   Berman   Mid-Cap
Value
     Class A                          0.90            0.57        0.64           2.11               (0.19)             1.92
     Class B                          0.90            1.07        0.65           2.62               (0.20)             2.42
     Class C                          0.90            1.07        0.65           2.62               (0.20)             2.42
     Class X                          0.90            1.07        0.65           2.62               (0.20)             2.42
All-Cap Growth(7)
     Class A                          0.95            0.50        1.63           3.08               (1.23)             1.85
     Class B                          0.95            1.00        1.54           3.49               (1.14)             2.35
     Class C                          0.95            1.00        1.54           3.49               (1.14)             2.35
     Class X                          0.95            1.00        1.47           3.42               (1.07)             2.35
All-Cap Value(7)
     Class A                          0.95            0.50        3.54           4.99               (3.14)             1.85
     Class B                          0.95            1.00        3.03           4.98               (2.63)             2.35
     Class C                          0.95            1.00        3.26           5.21               (2.86)             2.35
     Class X                          0.95            1.00        2.85           4.80               (2.45)             2.35
Technology(7)
     Class A                          1.00            0.50        1.15           2.65               (0.75)             1.90
     Class B                          1.00            1.00        1.02           3.02               (0.62)             2.40
     Class C                          1.00            1.00        1.05           3.05               (0.65)             2.40
     Class X                          1.00            1.00        1.16           3.16               (0.76)             2.40
Health Sciences(7)
     Class A                          1.00            0.50        1.66           3.16               (1.26)             1.90
     Class B                          1.00            1.00        1.66           3.66               (1.26)             2.40
     Class C                          1.00            1.00        1.66           3.66               (1.26)             2.40
     Class X                          1.00            1.00        1.66           3.66               (1.26)             2.40

Managed OTC(7)
     Class A                          0.85            0.50        1.05           2.40               (0.65)             1.75
     Class B                          0.85            1.00        0.88           2.73               (0.48)             2.25
     Class C                          0.85            1.00        0.97           2.82               (0.57)             2.25
     Class X                          0.85            1.00        0.96           2.81               (0.56)             2.25
Alliance Growth
     Class A                          0.90            0.56        0.52           1.98               (0.13)             1.85
     Class B                          0.90            1.06        0.51           2.47               (0.13)             2.34
     Class C                          0.90            1.06        0.51           2.47               (0.13)             2.34
     Class X                          0.90            1.06        0.49           2.45               (0.11)             2.34
Marsico Capital Growth
     Class A                          1.00            0.51        0.36           1.87               (0.06)             1.81
     Class B                          1.00            1.01        0.35           2.36               (0.05)             2.31
     Class C                          1.00            1.01        0.35           2.36               (0.05)             2.31
     Class X                          1.00            1.01        0.35           2.36               (0.05)             2.31
Janus Capital Growth
     Class A                          1.00            0.50        0.31           1.81               (0.06)             1.75
     Class B                          1.00            1.00        0.31           2.31               (0.06)             2.25
     Class C                          1.00            1.00        0.31           2.31               (0.06)             2.25
     Class X                          1.00            1.00        0.31           2.31               (0.06)             2.25
Tax Managed(7)
     Class A                          0.95            0.50        1.66           3.11               (1.31)             1.80
     Class B                          0.95            1.00        1.66           3.61               (1.31)             2.30
     Class C                          0.95            1.00        1.66           3.61               (1.31)             2.30
     Class X                          0.95            1.00        1.66           3.61               (1.31)             2.30
Growth + Value(7)
     Class A                          1.00            0.50        1.66           3.16               (1.31)             1.85
     Class B                          1.00            1.00        1.66           3.66               (1.31)             2.35
     Class C                          1.00            1.00        1.66           3.66               (1.31)             2.35
     Class X                          1.00            1.00        1.66           3.66               (1.31)             2.35
Core Value(7)
     Class A                          0.85            0.50        1.66           3.01               (1.31)             1.70
     Class B                          0.85            1.00        1.66           3.51               (1.31)             2.20
     Class C                          0.85            1.00        1.66           3.51               (1.31)             2.20
     Class X                          0.85            1.00        1.66           3.51               (1.31)             2.20
Managed Index 500
     Class A                          0.80            0.54        0.66           2.00               (0.46)             1.54
     Class B                          0.80            1.04        0.69           2.53               (0.49)             2.04
     Class C                          0.80            1.04        0.72           2.56               (0.52)             2.04
     Class X                          0.80            1.04        0.66           2.50               (0.46)             2.04
Alliance Growth and Income
     Class A                          1.00            0.61        0.48           2.09               (0.33)             1.76
     Class B                          1.00            1.11        0.48           2.59               (0.33)             2.26
     Class C                          1.00            1.11        0.49           2.59               (0.33)             2.26
     Class X                          1.00            1.11        0.49           2.60               (0.34)             2.26
MFS Growth with Income
     Class A                          1.00            0.50        1.04           2.54               (0.74)             1.80
     Class B                          1.00            1.00        1.17           3.17               (0.87)             2.30
     Class C                          1.00            1.00        1.06           3.06               (0.76)             2.30
     Class X                          1.00            1.00        1.06           3.06               (0.76)             2.30
Equity Income
     Class A                          0.75            0.54        0.47           1.76               (0.05)             1.71
     Class B                          0.75            1.04        0.47           2.26               (0.05)             2.21
     Class C                          0.75            1.04        0.47           2.26               (0.05)             2.21
     Class X                          0.75            1.04        0.47           2.26               (0.05)             2.21
Strategic Balanced
     Class A                          0.90            0.50        0.51           1.91               (0.26)             1.65
     Class B                          0.90            1.00        0.52           2.42               (0.27)             2.15
     Class C                          0.90            1.00        0.52           2.42               (0.27)             2.15
     Class X                          0.90            1.00        0.52           2.42               (0.27)             2.15
High Yield Bond
     Class A                          0.70            0.50        0.58           1.78               (0.28)             1.50
     Class B                          0.70            1.00        0.57           2.27               (0.27)             2.00
     Class C                          0.70            1.00        0.57           2.27               (0.27)             2.00
     Class X                          0.70            1.00        0.58           2.28               (0.28)             2.00
Total Return Bond
     Class A                          0.65            0.50        0.44           1.59               (0.09)             1.50
     Class B                          0.65            1.00        0.46           2.11               (0.11)             2.00
     Class C                          0.65            1.00        0.46           2.11               (0.11)             2.00
     Class X                          0.65            1.00        0.46           2.11               (0.11)             2.00
Money Market
     Class A                          0.50            0.50        0.48           1.48               (0.00)             1.48
     Class B                          0.50            1.00        0.48           1.98               (0.00)             1.98
     Class C                          0.50            1.00        0.48           1.98               (0.00)             1.98
     Class X                          0.50            1.00        0.48           1.98               (0.00)             1.98
(1)  Class A shares of the ASAF JPM Money Market Fund are sold without an initial sales charge (load).
(2) Under  certain  circumstances,  purchases  of Class A shares not  subject to an initial  sales  charge  (load) will be subject to a contingent  deferred sales charge (load)  ("CDSC") if redeemed  within 12 months of the calendar  month of purchase.  For an additional discussion of the Class A CDSC, see this Prospectus under "How to Buy Shares."
(3) If you  purchase  Class B or X shares,  you do not pay an initial  sales charge but you may pay a CDSC if you redeem some or all of your shares  before the end of the  seventh (in the case of Class B shares) or eighth (in the case of Class X shares)  year after which you  purchased  such  shares.  The CDSC is 6%,  5%,  4%, 3%, 2%, 2% and 1% for  redemptions  of Class B shares  occurring  in years one through seven,  respectively.  The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for  redemptions of Class X shares  occurring in years one through  eight,  respectively.  No CDSC is charged after these periods.  If you purchase  Class C shares,  you may pay an initial sales charge of 1% and you may incur a CDSC if you  redeem  some or all of your  Class C shares  within  12 months of the  calendar  month of purchase.  For a discussion of the Class B, X and C CDSC, see this Prospectus under "How to Buy Shares."
(4) A $10 fee may be imposed for wire transfers of redemption  proceeds.  For an additional  discussion of wire  redemptions,  see this
Prospectus under "How to Redeem Shares."
(5) As discussed  below under "How to Buy Shares -  Distribution  Plans," the Company and the Trust have adopted Plans under Rule 12b-1 to permit an affiliate of Company's and Trust's  Investment  Manager to receive  brokerage  commissions in connection with the purchase and sale of  securities  held by the Funds and  Portfolios,  and to use these  commissions  to promote the sale of shares of the Funds.
The staff of the  Securities and Exchange  Commission  takes the position that  commission  amounts  received under these  Supplemental
Distribution  Plans should be  reflected in the expenses of the Funds.  In general,  the  estimated  Distribution  Fees are derived and annualized from data regarding  commission  amounts directed to the affiliate under the Supplemental  Distribution Plans for the fiscal year ended October 31, 2000.
(6) The Funds'  investment  manager has agreed to  reimburse  and/or waive fees for each Fund until at least March 1, 2002 so that each
Fund's operating  expenses (and, in the case of the Feeder Funds, the Feeder Fund's pro rata share of operating  expenses of the Fund's corresponding  Portfolio),  exclusive of taxes, interest,  brokerage commissions,  distribution fees and extraordinary expenses, do not exceed specified  percentages of the Fund's average net assets as follows:  ASAF Founders  International  Small  Capitalization Fund --
1.70%;  ASAF AIM  International  Equity Fund - 1.60%;  ASAF Janus Overseas  Growth Fund - 1.60%;  ASAF American  Century  International
Growth Fund -- 1.60%;  ASAF Janus Small-Cap Growth Fund - 1.30%;  ASAF Scudder  Small-Cap Growth Fund - 1.30%;  ASAF Gabelli  Small-Cap
Value Fund -- 1.40%;  ASAF Janus Mid-Cap Growth Fund - 1.40%;  ASAF Neuberger Berman Mid-Cap Growth Fund - 1.35%; ASAF Neuberger Berman
Mid-Cap Value Fund - 1.35%; ASAF Alger All-Cap Growth Fund - 1.35%;  ASAF Gabelli All-Cap Value Fund - 1.35%;  ASAF INVESCO  Technology
Fund - 1.40%;  ASAF INVESCO Health  Sciences Fund - 1.40%;  ASAF ProFund  Managed OTC Fund - 1.25%;  ASAF Alliance Growth Fund - 1.30%;
ASAF Marsico  Capital Growth Fund - 1.30%;  ASAF Janus Capital Growth Fund - 1.25%;  ASAF T. Rowe Price Tax Managed Fund - 1.30%;  ASAF
Alliance/Bernstein  Growth + Value Fund - 1.35%;  ASAF Sanford  Bernstein Core Value Fund - 1.20%; ASAF Sanford Bernstein Managed Index
500 Fund - 1.00%;  ASAF Alliance Growth and Income Fund - 1.15%;  ASAF MFS Growth with Income Fund - 1.30%;  ASAF INVESCO Equity Income
Fund -- 1.17%; ASAF American Century  Strategic  Balanced Fund -- 1.15%; ASAF Federated High Yield Bond Fund -- 1.00%; ASAF PIMCO Total
Return Bond Fund -- 1.00%; and ASAF JPM Money Market Fund -- 1.00%.
(7) "Other Expenses" and "Estimated Distribution and Service Fees" shown are based on estimated amounts for the current fiscal year.

         Expenses shown for each of the Feeder Funds are based upon  distribution and  administration  fees for the Fund and management fees and other expenses for the Fund's corresponding Portfolio.

                                             This page has been intentionally left blank.

EXPENSE EXAMPLES:

         This  example is intended to help you compare the cost of  investing  in the Funds with the cost of  investing in other mutual funds.

         Full  Redemption.  This Example  assumes that you invest $10,000 in a Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your  investment has a 5% return each year,  that the Funds'
total  operating  expenses  remain the same, and that the Funds'  expense  waivers and  reimbursements  remain in effect until March 1,
2002.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 Year                                            3 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

International Small             $785        $873        $470         $880          1,338       1,340       1,038      1,353
Capitalization

AIM International Equity        785         873          470         880           1,380       1,410       1,096      1,476

Overseas Growth                 760         846          444         852           1,166       1,178        870       1,197

American Century                776         863          460         870           1,279       1,292        987       1,306
International Growth

Janus Small-Cap Growth          747         833          431         839           1,117       1,127        819       1,145

Scudder Small-Cap Growth        747         833          431         839           1,232       1,249        941       1,269

Small-Cap Value                 757         843          441         849           1,198       1,212        904       1,230

Janus Mid-Cap Growth            757         843          441         849           1,344       1,336       1,060      1,374

Neuberger Berman                754         840          438         846           1,137       1,146        838       1,164
Mid-Cap Growth

Neuberger Berman                759         845          443         851           1,181       1,196        888       1,215
Mid-Cap Value

All-Cap Growth                  752         838          436         844           1,363       1,365       1,056      1,375

All-Cap Value                   752         838          436         844           1,722       1,661       1,392      1,656

Technology                      757         843          441         849           1,284       1,275        972       1,326

Health Sciences                 757         843          441         849           1,382       1,404       1,094      1,429

Managed OTC                     743         828          426         834           1,222       1,202        912       1,239

Alliance Growth                 752         837          435         843           1,149       1,157        850       1,172

Marsico Capital Growth          748         834          432         840           1,124       1,132        824       1,150

                                               1 Year                                            3 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

Janus Capital Growth            743         828          426         834           1,106       1,116        809       1,134

Tax Managed                     747         833          431         839           1,364       1,385       1,075      1,410

 Growth + Value                 752         838          436         844           1,378       1,400       1,090      1,425

Core Value                      738         823          421         829           1,336       1,356       1,046      1,379

Managed Index 500               723         807          405         812           1,124       1,141        840       1,153

Alliance Growth and             744         829          427         835           1,162       1,174        866       1,196
Income

MFS Growth with Income          747         833          431         839           1,254       1,296        965       1,296

Equity Income                   739         824          422         830           1,093       1,102        795       1,119

Strategic Balanced              733         818          416         824           1,117       1,129        822       1,147

High Yield Bond                 571         803          401         808            935        1,083        777       1,103

Total Return Bond               571         803          401         808            897        1,050        744       1,067

Money Market                    151         801          399         806            468        1,021        715       1.037

                                               5 Years                                           10 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

International Small            $1,915      $1,830      $1,730       $1,951         $3,474      $3,375     $3,568      $3,512
Capitalization

AIM International Equity       1,999       1,968        1,843       2,193          3,657       3,643       3,809      4,024

Overseas Growth                1,597       1,537        1,423       1,670          2,790       2,736       2,929      2,930

American Century               1,807       1,746        1,638       1,868          3,245       3,186       3,383      3,345
International Growth

Janus Small-Cap Growth         1,510       1,447        1,334       1,578          2,606       2,549       2,746      2,740

Scudder Small-Cap Growth       1,742       1,692        1,577       1,825          3,137       3,096       3,284      3,287

Small Cap Value                1,665       1,607        1,493       1,738          2,950       2,899       3,089      3,085

Janus Mid-Cap Growth            n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Neuberger Berman               1,544       1,478        1,365       1,610          2,676       2,613       2,807      2,802
Mid-Cap Growth

                                               5 Years                                           10 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

Neuberger Berman               1,627       1,572        1,459       1,707          2,862       2,816       3,010      3,013
Mid-Cap Value

All-Cap Growth                  n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

All-Cap Value                   n/a         N/a          n/a         n/a            n/a         n/a         n/a        n/a

Technology                      n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Health Sciences                 n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Managed OTC                     n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Alliance Growth                1,570       1,504        1,391       1,628          2,739       2,676       2,868      2,847

Marsico Capital Growth         1,523       1,456        1,343       1,587          2,635       2,571       2,765      2,760

Janus Capital Growth           1,493       1,430        1,318       1,561          2,575       2,516       2,715      2,707

Tax Managed                     n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

 Growth + Value Fund            n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Core Value                      n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Managed Index 500              1,551       1,502        1,401       1,621          2,734       2,699       2,928      2,871

Alliance                       1,606       1,546        1,432       1,684          2,832       2,778       2,971      2,982
Growth and Income

MFS                            1,785       1,784        1,624       1,878          3,233       3,270       3,388      3,404
Growth with Income

Equity Income                  1,470       1,405        1,293       1,536          2,525       2,466       2,665      2,656

Strategic Balanced             1,525       1,466        1,354       1,598          2,659       2,610       2,808      2,804

High Yield Bond                1,323       1,391        1,279       1,525          2,408       2,461       2,659      2,659

Total Return Bond              1,246       1,324        1,213       1,452          2,227       2,300       2,508      2,494

Money Market                    808        1,268        1,157       1,394          1,768       2,177       2,383      2,364

         No  Redemption.  You would pay the  following  expenses  based on the above  assumptions  except  that you do not redeem  your shares at the end of each period:
                                               1 Year                                            3 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

International Small             $785        $273        $370         $280          $1,338       $940      $1,038       $953
Capitalization

                                               1 Year                                            3 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

AIM International               785         273          370         280           1,380       1,010       1,096      1,076
Equity

Overseas Growth                 760         246          344         252           1,166        778         870        797

American Century                776         263          360         270           1,279        892         987        906
International Growth

Janus Small-Cap Growth          747         233          331         239           1,117        727         819        745

Scudder Small-Cap Growth        747         233          331         239           1,232        849         941        869

Small-Cap Value                 757         243          341         249           1,198        812         904        830

Janus Mid-Cap Growth            757         243          341         249           1,344        936        1,060       974

Neuberger Berman                754         240          338         246           1,137        746         838        764
Mid-Cap Growth

Neuberger Berman                759         245          343         251           1,181        796         888        815
Mid-Cap Value

All-Cap Growth                  752         238          336         244           1,363        965        1,056       975

All-Cap Value                   752         238          336         244           1,722       1,261       1,392      1,256

Technology                      757         243          341         249           1,284        875         972        926

Health Sciences                 757         243          341         249           1,382       1,004       1,094      1,029

Managed OTC                     743         228          326         234           1,222        802         912        839

Alliance Growth                 752         237          335         243           1,149        757         850        772

Marsico Capital Growth          748         234          332         240           1,124        732         824        750

Janus Capital Growth            743         228          326         234           1,106        716         809        734

Tax Managed                     747         233          331         239           1,364        985        1,075      1,010

 Growth + Value                 752         238          336         244           1,378       1,000       1,090      1,025

Core Value                      738         223          321         229           1,336        956        1,046       979

Managed Index 500               723         207          305         212           1,124        741         840        753

Alliance Growth and             744         229          327         235           1,162        774         866        796
Income

                                               1 Year                                            3 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

MFS Growth with Income          $747        $233        $331         $239          $1,254       $896       $965        $896

Equity Income                   739         224          322         230           1,093        702         795        719

Strategic Balanced              733         218          316         224           1,117        729         822        747

High Yield Bond                 571         203          301         208            935         683         777        703

Total Return Bond               571         203          301         208            897         650         744        667

Money Market                    151         201          299         206            468         621         715        637

                                               5 Years                                           10 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

International Small            $1,915      $1,630      $1,730       $1,651         $3,474      $3,375     $3,568      $3,512
Capitalization

AIM International Equity       1,999       1,768        1,843       1,893          3,657       3,643       3,809      4,024

Overseas Growth                1,597       1,337        1,423       1,370          2,790       2,736       2,929      2,930

American Century               1,807       1,546        1,638       1,568          3,245       3,186       3,383      3,345
International Growth

Janus Small-Cap Growth         1,510       1,247        1,334       1,278          2,606       2,549       2,746      2,740

Scudder Small-Cap              1,742       1,492        1,577       1,525          3,137       3,096       3,284      3,287
Growth

Small-Cap Value                1,665       1,407        1,493       1,438          2,950       2,899       3,089      3,085

Janus Mid-Cap Growth            n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Neuberger Berman               1,544       1,278        1,365       1,310          2,676       2,613       2,807      2,802
Mid-Cap Growth

Neuberger Berman               1,627       1,372        1,459       1,407          2,862       2,816       3,010      3,013
Mid-Cap Value

All-Cap Growth                  n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

All-Cap Value                   n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Technology                      n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Health Sciences                 n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

                                               5 Years                                           10 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

Managed OTC                     n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Alliance Growth                1,570       1,304        1,391       1,328          2,739       2,676       2,868      2,847

Marsico Capital Growth         1,523       1,256        1,343       1,287          2,635       2,571       2,765      2,760

Janus Capital Growth           1,493       1,230        1,318       1,261          2,575       2,516       2,715      2,707

Tax Managed                     n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

 Growth + Value                 n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Core Value                      n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Managed Index 500              1,551       1,302        1,401       1,321          2,734       2,699       2,928      2,871

Alliance                       1,606       1,346        1,432       1,384          2,832       2,778       2,971      2,982
Growth and Income

MFS                            1,785       1,584        1,624       1,578          3,233       3,270       3,388      3,404
Growth with Income

Equity Income                  1,470       1,205        1,293       1,236          2,525       2,466       2,665      2,656

Strategic Balanced             1,525       1,266        1,354       1,298          2,659       2,610       2,808      2,804

High Yield Bond                1,323       1,191        1,279       1,225          2,408       2,461       2,659      2,659

Total Return Bond              1,246       1,124        1,213       1,152          2,227       2,300       2,508      2,494

Money Market                    808        1,068        1,157       1,094          1,768       2,177       2,383      2,364

(*) Expense  examples for purchases of Class X shares of the Funds reflect the  shareholder's  receipt of  additional  "bonus  shares."
For a discussion of the issuance of "bonus shares," see this Prospectus under "How to Buy Shares: Purchase of Class X Shares."

                                                   INVESTMENT PROGRAMS OF THE FUNDS

         The  investment  objective,  policies and  limitations  for each of the Funds are described  below.  Each Feeder Fund seeks to meet its  investment  objective by investing all of its  investable  assets in a  corresponding  Portfolio of the Trust,  which in turn invests  directly in a portfolio of securities.  The investment  objective,  policies and limitations of each Feeder Fund are identical to those of its corresponding Portfolio.

         While certain  policies  apply to all Funds and  Portfolios,  generally  each Fund and  Portfolio  has a different  investment objective  and  investment  focus.  As a result,  the risks,  opportunities  and returns of investing  in each Fund or  Portfolio  will differ.  Those investment  policies  specifically  labeled as "fundamental" may not be changed without shareholder  approval.  However, the investment  objective of each Fund and Portfolio  generally is not a fundamental  policy and may be changed by the Directors of the
Company or Trustees of the Trust without shareholder approval.  Similarly,  most of the Funds' and Portfolios'  investment policies and limitations are not fundamental policies.

         There can be no  assurance  that the  investment  objective  of any Fund or  Portfolio  will be  achieved.  Risks  relating to certain types of securities  and  instruments  in which the Funds and  Portfolios  may invest are  described in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         If approved by the Directors of the Company,  the Company may add more Funds and may cease to offer any existing  Funds in the future.

ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

         To achieve its  objective,  the Fund normally  invests  primarily in securities  issued by foreign  companies that have market capitalizations  of $1.5  billion  (this  maximum  may be  revised  from time to time based on stock  market  valuations  and  industry standards) or less.  These securities may represent companies in both established and emerging economies throughout the world.

         At least 65% of the Fund's  total  assets  normally  will be invested in foreign  securities  representing  a minimum of three countries.  The Fund may  invest in larger  foreign  companies  or in  U.S.-based  companies  if, in the  Sub-advisor's  opinion,  they represent better prospects for capital growth.  The Sub-advisor  looks for companies whose  fundamental  strengths  indicate  potential for growth in earnings per share.  The Sub-advisor  generally  takes a "bottom up" approach to building the Fund,  which means that the
Sub-advisor  will search for individual  companies that  demonstrate the best potential for significant  earnings  growth,  rather than choose investments based on broader economic characteristics of countries or industries.

         As discussed  below,  foreign  securities  are  generally  considered to involve more risk than those of U.S.  companies,  and securities  of smaller  companies  are  generally  considered  to be riskier  than those of larger  companies.  Therefore,  because the
Fund's investment focus is on securities of small and medium-sized  foreign companies,  the risk of loss and share price fluctuation of this Fund likely will be high relative to most of the other Funds of the Company and popular market averages.

         Foreign  Securities.  For purposes of the Fund, the term "foreign  securities"  refers to securities of issuers,  that, in the judgment  of the  Sub-advisor,  have their  principal  business  activities  outside of the United  States,  and may  include  American
Depositary  Receipts.  The determination of whether an issuer's principal  activities are outside of the United States will be based on the location of the issuer's assets,  personnel,  sales, and earnings (specifically on whether more than 50% of the issuer's assets are located,  or more than 50% of the issuer's  gross income is earned,  outside of the United  States) or on whether the issuer's  sole or principal  stock  exchange  listing is outside of the United  States.  The foreign  securities in which the Fund will invest  typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

         Investments in foreign securities involve different risks than U.S. investments,  including  fluctuations in currency exchange rates,  unstable political and economic structures,  reduced  availability of information,  and lack of uniform financial reporting and regulatory  practices  such as those that apply to U.S.  issuers.  Foreign  investments  of the Fund may include  securities  issued by companies located in developing  countries.  Developing countries are subject to more economic,  political and business risk than major industrialized  nations,  and the  securities  they issue are expected to be more volatile and more uncertain as to payment of interest and principal.  The Fund is permitted to use forward foreign  currency  contracts in connection with the purchase or sale of a specific security or for hedging purposes.

         For an additional  discussion of the risks involved in foreign  securities,  see this  Prospectus  under "Certain Risk Factors and Investment Methods."

         Small and Medium-Sized  Companies.  Investments in small and medium-sized  companies  involve greater risk than is customarily associated with more established  companies.  Generally,  small and medium-sized  companies are still in the developing stages of their life cycles and are  attempting  to achieve  rapid growth in both sales and  earnings.  While these  companies  often have growth rates that exceed those of large companies,  smaller companies often have limited operating histories,  product lines,  markets, or financial resources,  and they may be dependent upon one-person  management.  These companies may be subject to intense  competition  from larger entities,  and the  securities of such  companies may have a limited  market and may be subject to more abrupt or erratic  movements in price.

Other Investments:

         In  addition  to  investing  in common  stocks,  the Fund may invest in other  types of  securities  and may engage in certain investment  practices.  The Fund may invest in  convertible  securities,  preferred  stocks,  bonds,  debentures,  and other  corporate obligations when the Sub-advisor  believes that these investments offer  opportunities  for capital  appreciation.  Current income will not be a substantial factor in the selection of these securities.

         The Fund will only invest in bonds,  debentures,  and corporate  obligations (other than convertible  securities and preferred stock) rated  investment  grade at the time of purchase.  Convertible  securities  and  preferred  stocks  purchased by the Fund may be rated in medium  and lower  categories  by  Moody's or S&P,  but will not be rated  lower  than B. The Fund may also  invest in unrated convertible  securities and preferred  stocks if the  Sub-advisor  believes that the financial  condition of the issuer or the terms of the securities limits risk to a level similar to that of securities rated B or above.

         In addition,  the Fund may enter into stock index,  interest rate and foreign currency futures  contracts (or options thereon)
for hedging purposes.  The Fund may write covered call options on any or all of its portfolio  securities as the Sub-advisor  considers appropriate.  The Fund also may  purchase  options on  securities  and stock  indices for hedging  purposes.  The Fund may buy and sell options on foreign currencies for hedging purposes.

         For more  information on these  securities and investment  practices and their risks,  see this Prospectus under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  Up to 100% of the assets of the Fund may be invested  temporarily in cash or cash  equivalents if the
Sub-advisor  determines that it would be appropriate for purposes of increasing  liquidity or preserving  capital in light of market or economic  conditions.  Temporary  investments  may include  U.S.  government  obligations,  commercial  paper,  bank  obligations,  and repurchase  agreements.  While the Fund is in a defensive  position,  the  opportunity to achieve its  investment  objective of capital growth will be limited.

ASAF AIM INTERNATIONAL EQUITY FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek  long-term  capital  growth by  investing  in a  diversified portfolio of international equity securities the issuers of which are considered to have strong earnings momentum.

Principal Investment Objectives and Risks:

         The Fund seeks to meet its  investment  objective  by  investing,  normally,  at least 70% of its total  assets in  marketable equity  securities  of  foreign  companies  that are  listed  on a  recognized  foreign  securities  exchange  or  traded  in a foreign over-the-counter  market.  The Fund will normally invest in a diversified  portfolio that includes  companies  located in at least four countries outside the United States,  emphasizing  investment in companies in the developed countries of Western Europe and the Pacific
Basin.  The  Sub-advisor  does not intend to invest  more than 20% of the  Fund's  total  assets in  companies  located  in  developing countries (i.e., those that are in the initial stages of their industrial cycles).

         The  Sub-advisor  focuses on  companies  that have  experienced  above-average,  long-term  growth in earnings and have strong prospects for future  growth.  In selecting  countries in which the Fund will invest,  the  Sub-advisor  also considers such factors as the  prospect  for  relative  economic  growth  among  countries  or  regions,  economic or  political  conditions,  currency  exchange fluctuations,  tax considerations and the liquidity of a particular  security.  The Sub-advisor  considers whether to sell a particular security when any of those factors materially changes.

         As with any equity fund, the  fundamental  risk associated with the Fund is the risk that the value of the securities it holds might  decrease.  The prices of equity  securities  change in  response to many  factors,  including  the  historical  and  prospective earnings of the issuer,  the value of its  assets,  general  economic  conditions,  interest  rates,  investor  perceptions  and market liquidity.

         As a fund that invests  primarily in the securities of foreign issuers,  the risk and degree of share price fluctuation of the
Fund may be greater than a fund investing primarily in domestic  securities.  The risks of investing in foreign  securities,  which are described in more detail below under  "Certain Risk Factors and  Investment  Methods,"  include  political and economic  conditions and instability  in foreign  countries,  less  available  information  about foreign  companies,  lack of strict  financial and  accounting controls and standards,  less liquid and more volatile  securities  markets,  and  fluctuations in currency  exchange rates.  While the
Fund has  authority  to engage in  transactions  intended to hedge its  exposure to  fluctuations  in foreign  currencies,  it does not currently  intend to do so. To the extent the Fund invests in securities of issuers in  developing  countries,  the Fund may be subject to even greater levels of risk and share price  fluctuation.  Transaction costs are often higher in developing  countries and there may be delays in settlement of transactions.

Other Investments:

         The Fund may invest up to 20% of its total assets in debt or  preferred  equity  securities  exchangeable  for or  convertible into marketable equity  securities of foreign  companies.  In addition,  the Fund may regularly invest up to 20% of its total assets in high-grade  short-term debt securities,  including U.S. Government  obligations,  investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies.

         The Fund may use futures contracts and related options,  options on securities,  securities  indices and currencies to attempt to hedge against the overall level of risk normally  associated with the Fund's  investments.  The Fund also may from time to time make short sales of securities "against the box."

         Additional  information  about  convertible  securities,  options,  futures  contracts,  short sales and other investments and investment practices of the Fund is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  In addition to regularly  investing up to 20% of its total assets in  short-term  debt  securities as noted  above,  the Fund may hold all or a  significant  portion of its assets in cash,  money market  instruments,  bonds or other debt securities in anticipation of or in response to adverse market  conditions or for cash management  purposes.  While the Fund is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

ASAF JANUS OVERSEAS GROWTH FUND*:

* The Fund was closed to new  investors  effective  March 1, 2000.  Shareholders  of the Fund as of the close of  business  on February
29, 2000 may continue to make additional  purchases and to reinvest dividends and capital gains in existing  accounts.  Any participant in a  participant-directed  defined  contribution plan that held Fund shares in a plan-level omnibus account as of January 18, 2000 can continue to allocate amounts to the Fund, whether or not the participant had amounts allocated to the Fund as of that date.

Investors may be required to  demonstrate  eligibility  to purchase  shares of the Fund before an  investment is accepted.  The Company may resume sales of shares of the Fund to new investors at some future date, but it has no present intention to do so.

Investment Objective:  The investment objective of the Fund is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Fund pursues its objective  primarily  through  investments in common stocks of issuers located outside the United States.
The Fund has the  flexibility  to invest on a worldwide  basis in companies  and  organizations  of any size,  regardless of country of organization or place of principal business activity.

         The Fund normally  invests at least 65% of its total assets in securities of issuers from at least five  different  countries, excluding  the United  States.  Although  the Fund intends to invest  substantially  all of its assets in issuers  located  outside the
United  States,  it may at times invest in U.S.  issuers and it may at times  invest all of its assets in fewer than five  countries or even a single country.

         The Fund invests  primarily in stocks  selected for their growth  potential.  The  Sub-advisor  generally  takes a "bottom up"
approach to choosing  investments for the Fund. In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth  potential  that may not be  recognized  by the market at large,  regardless  of where the companies are organized or where they primarily conduct  business.  Although themes may emerge in the Fund,  securities are generally  selected without regard to any defined allocation among countries,  geographic  regions or industry  sectors,  or other similar selection  procedure.  Current income is not a significant factor in choosing investments, and any income realized by the Fund will be incidental to its objective.

         As with any common  stock fund,  the  fundamental  risk  associated  with the Fund is the risk that the value of the stocks it holds might  decrease.  Stock values may fluctuate in response to the  activities  of an  individual  company or in response to general market and/or economic  conditions.  As a fund that invests  primarily in the securities of foreign  issuers,  the risk associated with the Fund may be greater than a fund  investing  primarily in domestic  securities.  For a further  discussion of the risks  involved in investing in foreign  securities,  see this Prospectus under "Certain Risk Factors and Investment  Methods." In addition,  the fund may invest to some degree in smaller or newer issuers,  which are more likely to realize  substantial  growth as well as suffer significant losses than larger or more established issuers.

         The Fund  generally  intends  to  purchase  securities  for  long-term  investment  rather  than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made. To a limited extent,  the Fund may purchase  securities in anticipation  of relatively  short-term  price gains.  The Fund may also sell one  security  and  simultaneously  purchase  the same or a  comparable  security to take  advantage  of short-term differentials in bond yields or securities prices.

         Special  Situations.  The Fund may invest in "special  situations" from time to time. A special  situation arises when, in the opinion of the  Sub-advisor,  the  securities  of a  particular  issuer  will be  recognized  and  increase  in value due to a specific development  with  respect to that  issuer.  Developments  creating a special  situation  might  include a new  product or  process,  a technological  breakthrough,  a management change or other extraordinary corporate event, or differences in market supply of and demand for the  security.  Investment  in  special  situations  may  carry  an  additional  risk of loss in the  event  that  the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Fund may  invest  to a lesser  degree in types of  securities  other  than  common  stocks,  including  preferred  stocks, warrants,  convertible  securities and debt  securities.  The Fund is subject to the following  percentage  limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its  assets in zero  coupon,  pay-in-kind  and step  coupon  securities  (securities  that do not,  or may not under certain circumstances, make regular interest payments).

The Fund may make short sales  "against the box." In addition,  the Fund may invest in the following  types of securities and engage in the following investment techniques:

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices and foreign  currencies and options on such contracts and may invest in options on  securities,  financial  indices and foreign currencies and interest rate swaps and swap-related  products  (collectively  "derivative  instruments").  The Fund intends to use most derivative  instruments  primarily to hedge the value of its  portfolio  against  potential  adverse  movements in  securities  prices, foreign  currency  markets or interest  rates.  To a limited  extent,  the Fund may also use  derivative  instruments  for  non-hedging purposes such as seeking to increase income.  The Fund may also use currency hedging  techniques,  including  forward currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The  Fund  may  invest  in  indexed/structured   securities,  which  typically  are  short-  to
intermediate-term  debt  securities  whose  value at  maturity  or  interest  rate is  linked to  currencies,  interest  rates,  equity securities,  indices,  commodity  prices  or other  financial  indicators.  Such  securities  may offer  growth  potential  because  of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more  information  on the types of securities  and  instruments  other than common stocks in which the Fund may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment  Methods" and the Company's SAI under "Investment  Programs of the Funds."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the  Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities,  the Fund's  investments may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the Fund does not always stay fully invested in stocks and bonds.  The Fund's  cash and  similar  investments  may  include  high-grade  commercial  paper,  certificates  of  deposit, repurchase  agreements and money market funds managed by the Sub-advisor.  While the Fund is in a defensive  position,  the opportunity to achieve its investment objective of long-term growth of capital will be limited.

ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (formerly,  the ASAF T. Rowe Price International  Equity Fund) is to seek capital growth.

Principal Investment Policies and Risks:

         The Fund will seek to achieve its  investment  objective  by  investing  in its  corresponding  Portfolio,  which in turn will invest primarily in equity  securities of international  companies that the Sub-advisor  believes will increase in value over time. The
Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue growth.  Ideally,  the
Sub-advisor  looks for  companies  whose  earnings  and  revenues  are not only  growing,  but are  growing  at an  accelerating  pace.
Accelerating  growth is shown,  for example,  by growth that is faster this quarter than last or faster this year than the year before.
For purposes of the Portfolio, equity securities include common stocks, preferred stocks and convertible securities.

         The Sub-advisor  tracks  financial  information for thousands of companies to research and selects the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

         The  Sub-advisor  recognizes  that, in addition to locating strong  companies with  accelerating  earnings,  the allocation of assets among  different  countries and regions also is an important  factor in managing an  international  portfolio.  For this reason, the  Sub-advisor  will  consider a number of other  factors in making  investment  selections,  including  the  prospects  for relative economic  growth  among  countries  or regions,  economic  and  political  conditions,  expected  inflation  rates,  currency  exchange fluctuations  and tax  considerations.  Under  normal  conditions,  the  Portfolio  will  invest at least  65% of its  assets in equity securities of issuers from at least three countries  outside of the United States.  In order to maintain  investment  flexibility,  the
Portfolio has not otherwise established geographic requirements for asset distribution.

         While the  Portfolio's  focus will be on issuers in developed  markets,  the  Sub-advisor  expects to invest to some degree in issuers in developing  countries.  The Portfolio may make foreign investments either directly in foreign  securities,  or indirectly by purchasing  depositary  receipts.  Securities  purchased in foreign markets may either be traded on foreign securities  exchanges or in the over-the-counter markets.

         As with all stocks,  the value of the stocks held by the  Portfolio  can  decrease as well as  increase.  As a fund  investing primarily in equity  securities of foreign  issuers,  the Portfolio  (and,  therefore,  the Fund) may be subject to a level of risk and share price  fluctuation  higher than most funds that  invest  primarily  in domestic  equities.  Foreign  companies  may be subject to greater economic risks than domestic companies,  and foreign securities are subject to certain risks relating to political,  regulatory and market  structures  and events that domestic  securities  are not subject to. To the extent the Portfolio  invests in securities of issuers in developing countries, the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities  of U.S.  issuers may be included  in the  Portfolio  from time to time.  The  Portfolio  also may invest in bonds, notes and debt  securities of companies and  obligations  of domestic or foreign  governments  and their  agencies.  The Portfolio will limit its purchases of debt  securities to  investment  grade  obligations.  The  Portfolio  may enter into  non-leveraged  stock index futures contracts and may make short sales "against the box."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these  derivative  securities  may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of  depositary  receipts),  currencies,  interest  rates,  securities  indices or other  financial  indicators  ("reference indices").  The Portfolio may not invest in a derivative  security  unless the reference index or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying value is linked to the price of oil would not be a permissible  investment  because the  Portfolio  may not invest in oil and gas leases or futures.  The Portfolio may make short sales
"against the box."

         Forward Currency Exchange  Contracts.  As a fund investing  primarily in foreign  securities,  the value of the Portfolio will be affected by changes in the exchange rates between foreign  currencies and the U.S. dollar.  To protect against adverse  movements in exchange rates, the Portfolio may, for hedging purposes only, enter into forward foreign  currency  exchange  contracts.  The Portfolio may enter into a forward contract to "lock-in" an exchange rate for a specific  purchase or sale of a security.  Less  frequently,  the
Portfolio  may enter  into a forward  contract  to seek to  protect  its  holdings  in a  particular  currency  from a decline  in that currency.  Predicting  the relative  future  values of  currencies  is very  difficult,  and there is no assurance  that any attempt to reduce the risk of adverse currency movements through the use of forward contracts will be successful.

         Indirect  Foreign  Investments.  The  Portfolio  may invest up to 10% of its assets in certain  foreign  countries  indirectly through  investment funds and registered  investment  companies that invest in those countries.  If the Portfolio invests in investment companies, it will bear its proportionate share of the costs incurred by such companies, including any investment advisory fees.

         Additional  information  about the  securities  that the  Portfolio  may invest in and their  risks is  included  below  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Under  exceptional  market or economic  conditions,  the  Portfolio may  temporarily  invest all or a substantial portion of its assets in cash or investment-grade  short-term  securities.  While the Portfolio is in a defensive position, the ability to achieve its investment objective of capital growth may be limited.

ASAF JANUS SMALL-CAP GROWTH FUND*:

* The Fund was closed to new  investors  effective  January 19, 2000.  Shareholders  of the Fund as of the close of business on January
18, 2000 may continue to make additional  purchases and to reinvest dividends and capital gains in existing  accounts.  Any participant in a  participant-directed  defined  contribution plan that held Fund shares in a plan-level omnibus account as of January 18, 2000 can continue to allocate amounts to the Fund, whether or not the participant had amounts allocated to the Fund as of that date.

Investors may be required to  demonstrate  eligibility  to purchase  shares of the Fund before an  investment is accepted.  The Company may resume sales of shares of the Fund to new investors at some future date, but it has no present intention to do so.

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

         The Fund pursues its  objective by normally  investing  at least 65% of its total assets in the common  stocks of  small-sized companies.  For purposes of the Fund,  small-sized  companies are those that have market  capitalizations  of less than $1.5 billion or annual gross  revenues of less than $500  million.  To a lesser  extent,  the Fund may also invest in stocks of larger  companies  with potential for capital appreciation.

         The  Sub-advisor  generally  takes a  "bottom  up"  approach  to  building  the Fund.  In other  words,  it seeks to  identify individual  companies with earnings growth  potential that may not be recognized by the market at large.  Although themes may emerge in the Fund,  securities  are generally  selected  without regard to any defined  industry  sector or other similar  selection  procedure.
Current income is not a significant factor in choosing investments.

         Because the Fund invests  primarily in common stocks,  the fundamental  risk of investing in the Fund is that the value of the stocks it holds might  decrease.  Stock values may fluctuate in response to the  activities of an individual  company or in response to general  market or economic  conditions.  As a Fund that  invests  primarily  in smaller or newer  issuers,  the Fund may be subject to greater  risk of loss and share price  fluctuation  than funds  investing  primarily  in larger or more  established  issuers.  Smaller companies are more likely to realize  substantial growth as well as suffer  significant  losses than larger issuers.  Smaller companies may lack depth of  management,  they may be unable to generate  funds  necessary for growth or potential  development  internally or to generate such funds through  external  financing on favorable  terms,  or they may be developing or marketing  products or services for which there are not yet, and may never be,  established  markets.  In addition,  such  companies may be subject to intense  competition from larger competitors, and may have more limited trading markets than the markets for securities of larger issuers.

         While the  Sub-advisor  tries to reduce the risk of the Fund by  diversifying  its assets among issuers (so that the effect of any single  holding is reduced),  and by not  concentrating  its assets in any  particular  industry,  there is no assurance that these effort will be successful in reducing the risks to which the Fund is subject.

         The Fund  generally  intends  to  purchase  securities  for  long-term  investment  rather  than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made. To a limited extent,  the Fund may purchase  securities in anticipation  of relatively  short-term  price gains.  The Fund may also sell one  security  and  simultaneously  purchase  the same or a  comparable  security to take  advantage  of short-term differentials in bond yields or securities prices.

         Special  Situations.  The Fund may invest in "special  situations" from time to time. A special  situation arises when, in the opinion of the  Sub-advisor,  the  securities  of a  particular  issuer  will be  recognized  and  increase  in value due to a specific development  with  respect to that  issuer.  Developments  creating a special  situation  might  include a new  product or  process,  a technological  breakthrough,  a management change or other extraordinary corporate event, or differences in market supply of and demand for the  security.  Investment  in  special  situations  may  carry  an  additional  risk of loss in the  event  that  the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Fund may  invest  to a lesser  degree in types of  securities  other  than  common  stocks,  including  preferred  stocks, warrants,  convertible  securities and debt  securities.  The Fund is subject to the following  percentage  limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its  assets in zero  coupon,  pay-in-kind  and step  coupon  securities  (securities  that do not,  or may not under certain circumstances, make regular interest payments).

The Fund may make short sales  "against the box." In addition,  the Fund may invest in the following  types of securities and engage in the following investment techniques:

         Index/structured  Securities.  The  Fund  may  invest  in  indexed/structured   securities,  which  typically  are  short-  to
intermediate-term  debt  securities  whose  value at  maturity  or  interest  rate is  linked to  currencies,  interest  rates,  equity securities,  indices,  commodity  prices  or other  financial  indicators.  Such  securities  may offer  growth  potential  because  of anticipated changes in interest rates, credit standing, currency relationships or other factors.

         Foreign  Securities.  The Fund may invest without limit in foreign equity and debt  securities.  The Fund may invest  directly in foreign  securities  denominated in foreign  currencies,  or may invest through  depositary  receipts or passive foreign  investment companies.  Generally,  the same  criteria  are used to select  foreign  securities  as  domestic  securities.  The  Sub-advisor  seeks companies that meet these criteria  regardless of country of  organization or principal  business  activity.  However,  certain factors such as expected  inflation and currency  exchange rates,  government  policies  affecting  businesses,  and a country's  prospects for economic growth may warrant consideration in selecting foreign securities.

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices and foreign  currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies,  forward contracts and interest rate swaps and swap-related  products  (collectively  "derivative  instruments").  The Fund intends to use most  derivative  instruments  primarily to hedge the value of its  portfolio  against  potential  adverse  movements in securities  prices,  currency exchange rates or interest rates. To a limited extent,  the Fund may also use derivative  instruments for non-hedging purposes such as seeking to increase income.

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the  Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities,  the Fund's  investments may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the Fund does not always stay fully invested in stocks and bonds.  The Fund's  cash and  similar  investments  may  include  high-grade  commercial  paper,  certificates  of  deposit, repurchase  agreements and money market funds managed by the Sub-advisor.  While the Fund is in a defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

ASAF SCUDDER SMALL-CAP GROWTH FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek  maximum  growth  of  investors'  capital  from a  portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         At least 65% of the Fund's total assets normally will be invested in the equity securities of smaller  companies,  i.e., those having a market  capitalization  of $2 billion or less at the time of  investment,  many of which would be in the early stages of their life cycle.  Equity  securities  include common stocks and securities  convertible  into or exchangeable  for common stocks,  including warrants and rights.

         The Fund intends to invest  primarily in stocks of companies  whose earnings per share are expected by the Sub-advisor to grow faster than the market  average  ("growth  stocks").  Growth  stocks tend to trade at higher  price to earnings  (P/E)  ratios than the general  market,  but the  Sub-advisor  believes that the potential for above average  earnings of the stocks in which the Fund invests more than justifies their price.

         In managing the Fund, the  Sub-advisor  emphasizes  stock  selection and fundamental  research.  The  Sub-advisor  considers a number of factors in determining  whether to invest in a growth stock,  including  return on equity and earnings growth rate, low level of debt,  strong balance sheet,  good management and industry  leadership.  Other factors are patterns of increasing sales growth,  the development  of new or improved  products or services,  favorable  outlooks for growth in the industry,  the  probability  of increased operating efficiencies, emphasis on research and development, cyclical conditions, or other signs that a company may grow rapidly.

         The Fund seeks  attractive  areas for  investment  that arise from  factors  such as  technological  advances,  new  marketing methods,  and changes in the economy and population.  Currently,  the Sub-advisor  believes that such investment  opportunities  may be found among:

o        companies  engaged in high  technology  fields such as  electronics,  medical  technology and computer  software and specialty retailing;
o        companies  whose  earnings  outlooks  have  improved  as the result of  changes in the  economy,  acquisitions,  mergers,  new management, changes in corporate strategy or product innovation;
o        companies  supplying  new or rapidly  growing  services  to  consumers  and  businesses  in such  fields as  automation,  data processing, communications, and marketing and finance; and
o        companies that have innovative concepts or ideas.

         In the selection of investments,  long-term capital  appreciation  will take precedence over short range market  fluctuations.
However,  the Fund may occasionally  make  investments for short-term  capital  appreciation.  Current income will not be a significant factor in selecting investments.

         Like all common stocks,  the market values of the common stocks held by the Fund can fluctuate  significantly,  reflecting the business  performance of the issuing company,  investor  perception or general economic or financial market  movements.  Because of the
Fund's focus on the stocks of smaller growth  companies,  investment in the Fund may involve  substantially  greater than average share price  fluctuation  and  investment  risk.  A fund  focusing  on growth  stocks will  generally  involve  greater  risk and share price fluctuation than a fund investing primarily in value stocks.

         In addition,  investments  in securities  of smaller  companies are  generally  considered  to offer greater  opportunity  for appreciation  and to involve greater risk of depreciation  than securities of larger  companies.  Smaller  companies often have limited product  lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the securities of small-cap  companies  are not as broadly  traded as those of larger  companies,  they are often subject to wider and more abrupt  fluctuations  in market price.  Additional  reasons for the greater price  fluctuations  of these  securities  include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

         In  addition  to  investing  in common  stocks,  the Fund may also  invest to a limited  degree in  preferred  stocks and debt securities when they are believed by the  Sub-advisor to offer  opportunities  for capital  growth.  Other types of securities in which the Fund may invest include:

         Foreign  Securities.  The Fund may invest in  securities  of foreign  issuers in the form of  depositary  receipts or that are denominated  in U.S.  dollars.  Foreign  securities  in which the Fund may invest  include  any type of  security  consistent  with its investment objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial Futures and Other Derivatives.  The Fund may deal in options on securities and securities  indices,  which options may be listed for trading on a national securities  exchange or traded  over-the-counter.  Options  transactions may be used to pursue the Fund's  investment  objective and also to hedge against  currency and market  risks,  but are not intended for  speculation.
The Fund may engage in financial  futures  transactions  on  commodities  exchanges  or boards of trade in an attempt to hedge  against market risks.

         In addition to options and financial  futures,  the Fund may invest in a broad array of other  "derivative"  instruments in an effort to manage  investment  risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment  position  indirectly.  The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the other  investments  that the Fund may make and their risks is included below under "Certain
Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive position is deemed advisable because of prevailing market  conditions,  the Fund may invest  without  limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities  or cash or cash  equivalents, including  repurchase  agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of maximum capital growth will be limited.

ASAF GABELLI SMALL-CAP VALUE FUND:

Investment  Objective:  The investment objective of the Fund (formerly,  the ASAF T. Rowe Price Small Company Value Fund) is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The Fund will invest at least 65% of its total assets in stocks and  equity-related  securities of small companies ($1 billion or less in market  capitalization).  Reflecting  a value  approach  to  investing,  the Fund will seek the  stocks of  companies  whose current  stock  prices do not appear to  adequately  reflect  their  underlying  value as  measured by assets,  earnings,  cash flow or business  franchises.  The Sub-advisor's  research team seeks to identify  companies that appear to be undervalued by various measures, and may be temporarily  out of favor,  but have good prospects for capital  appreciation.  In selecting  investments,  the  Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

         The Sub-advisor  then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying assets of the company,  such as takeover efforts,  a change in management,  or a plan to improve the business through  restructuring or other means.

         The Fund may sell  securities for a variety of reasons,  such as to secure gains,  limit losses or re-deploy  assets into more promising  opportunities.  The Fund will not sell a stock just  because the company has grown to a market  capitalization  of more than
$1 billion, and it may on occasion purchase companies with a market cap above $1 billion.

         As with all stock  funds,  the Fund's  share  price can fall  because of  weakness  in the  securities  market as a whole,  in particular  industries  or in specific  holdings.  Investing  in small  companies  involves  greater  risk of loss than is  customarily associated  with more  established  companies.  Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks.  Small companies often have limited product lines,  markets,  or financial  resources,  and their management may lack depth and  experience.  While a value approach to investing is generally  considered to involve less risk than a growth  approach, investing in value stocks  carries the risks that the market will not recognize the stock's  intrinsic  value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Although the Fund will invest  primarily in U.S. common stocks,  it may also purchase other types of securities,  for example, preferred  stocks,  convertible  securities,  warrants and bonds when considered  consistent with the Fund's  investment  objective and policies.  The Fund may purchase preferred stock for capital  appreciation  where the issuer has omitted,  or is in danger of omitting, payment of the  dividend on the stock.  Debt  securities  would be purchased in  companies  that meet the  investment  criteria for the
Fund.

         The Fund may  invest  up to 20% of its total  assets  in  foreign  securities,  including  American  Depositary  Receipts  and securities  of companies in  developing  countries,  and may enter into forward  foreign  currency  exchange  contracts.  (The Fund may invest in  foreign  cash items as  described  below in excess of this 20%  limit.)  The Fund may enter  into  stock  index or  currency futures  contracts (or options  thereon) for hedging  purposes or to provide an efficient  means of managing the Fund's exposure to the equity  markets.  The Fund may also write  (sell) call and put options  and  purchase  put and call  options on  securities,  financial indices,  and currencies.  The Fund may invest up to 10% of its total assets in hybrid  instruments,  which combine the characteristics of futures,  options and securities.  For additional  information  about these  investments and their risks,  see this Prospectus under
"Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Fund may  establish  and maintain  cash  reserves  without  limitation  for  temporary  defensive purposes.  The Fund's  reserves may be invested in high-quality  domestic and foreign money market  instruments,  including  repurchase agreements and money market mutual funds managed by the  Sub-advisor.  Cash reserves also provide  flexibility  in meeting  redemptions and paying  expenses.  While the Fund is in a defensive  position,  the  opportunity to achieve its  investment  objective of long-term capital growth will be limited.

ASAF JANUS MID-CAP GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Fund pursues its  objective by investing  primarily in common  stocks  selected for their growth  potential,  and normally invests at least 65% of its total assets in medium-sized  companies.  For purposes of the Fund,  medium-sized companies are those whose market  capitalizations  (measured at the time of  investment)  fall within the range of companies in the Standard & Poor's  MidCap 400
Index (the "S&P  400").  The market  capitalizations  within the S&P 400 will vary,  but as of  December  31,  2000,  they  ranged from approximately  $170 million to $13.150  billion.  The Sub-advisor  generally  takes a "bottom up" approach to choosing  investments for the Fund. In other words,  the  Sub-advisor  seeks to identify  individual  companies  with earnings  growth  potential that may not be recognized by the market at large.  The Sub-advisor  makes this  assessment by looking at companies one at a time,  regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

         Because the Fund may invest  substantially all of its assets in common stocks,  the main risk of investing in the Fund is that the value of the stocks it holds might  decrease.  Stock values may fluctuate in response to the  activities  of an individual  company or in response to general market or economic  conditions.  As a fund that invests primarily in mid-cap  companies,  the Fund's risk and share price fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing primarily in small-cap  companies.  In general,  the smaller the company,  the more likely it is to suffer significant  losses as well as to realize  substantial  growth.  Smaller companies may lack depth of management,  they may be unable to generate funds  necessary for growth or potential  development,  or they may be developing or marketing  products or services for which there are not yet, and may never be,  established  markets.  In addition,  such  companies may be subject to intense  competition  from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

         The Fund  generally  intends  to  purchase  securities  for  long-term  investment  rather  than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made. To a limited extent,  the Fund may purchase  securities in anticipation  of relatively  short-term  price gains.  The Fund may also sell one  security  and  simultaneously  purchase  the same or a  comparable  security to take  advantage  of short-term differentials in bond yields or securities prices.

         Non-Diversified  Status.  The Fund is classified as a  "non-diversified"  investment  company under the Investment Company Act of 1940 (the "1940 Act").  In other words,  it may hold larger  positions in a smaller  number of securities  than a diversified  fund.
As a result,  a single  security's  increase or decrease in value may have a greater impact on the Fund's share price and total return.
Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

         Special  Situations.  The Fund may invest in "special  situations".  A "special  situation" arises when, in the opinion of the
Sub-advisor,  the securities of a particular company will be recognized and appreciate in value due to a specific development,  such as a  technological  breakthrough,  management  change or new  product at that  company.  Investment  in "special  situations"  carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in domestic and foreign equity  securities,  which may include preferred stocks,  common  stocks,  warrants and securities  convertible  into common or preferred  stocks,  the Fund may also invest to a lesser degree in other  types of  securities,  such as debt  securities.  The Fund is  subject  to the  following  percentage  limitations  on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

         The Fund may make short sales  "against the box." In addition,  the Fund may invest in the following  types of securities  and engage in the following investment techniques:

         Index/structured  Securities.  The  Fund  may  invest  in  indexed/structured   securities,  which  typically  are  short-  to
intermediate-term  debt  securities  whose  value at  maturity  or  interest  rate is  linked to  currencies,  interest  rates,  equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

         Foreign  Securities.  The Fund may invest up to 25% of its net assets in foreign securities  denominated in foreign currencies and not publicly traded in the United States.  The Fund may also invest in foreign  companies  through  depository  receipts or passive foreign  investment  companies.  Generally,  the same criteria are used to select  foreign  securities  as are used to select  domestic securities.  Foreign  securities  are generally  selected on a  stock-by-stock  basis without  regard to any defined  allocation  among countries or geographic  regions.  However,  certain  factors such as expected  levels of inflation,  government  policies  influencing business conditions, the outlook for currency relationships,  and prospects for economic growth among countries,  regions or geographic areas may warrant greater consideration in selecting foreign securities.

         For more  information on foreign  securities and their risks,  see this Prospectus  under "Certain Risk Factors and Investment
Methods."

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices and foreign  currencies and options on such contracts and may invest in options on  securities,  financial  indices and foreign currencies,  forward contracts and interest rate swaps and swap-related  products  (collectively  "derivative  instruments").  The Fund may use  derivative  instruments  to hedge or protect its portfolio  from adverse  movements in securities  prices,  currency  exchange rates,  and interest  rates.  To a limited  extent,  the Fund may also use  derivative  instruments  for  non-hedging  purposes such as seeking to enhance return.

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are unfavorable for profitable  investing,  or when the Sub-advisor is otherwise unable to locate  attractive  investment  opportunities,  the Fund's cash or similar  investments may increase.  In other words,  the Fund does not always stay fully invested in stocks.  Even when the Fund is essentially  fully invested, some residual  amount of Fund assets will remain in cash and similar  investments.  These  investments  may include  commercial  paper, certificates of deposit,  repurchase  agreements,  short-term debt obligations,  and money market funds (including funds managed by the
Sub-advisor).  When the Fund's  investments  in cash or similar  investments  increase,  the  opportunity  to  achieve  its  investment objective of long-term growth of capital may be limited.

ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective,  the Fund primarily invests in the common stocks of mid-cap  companies.  Companies with equity market capitalizations  from $300  million to $10 billion at the time of  investment  are  considered  mid-cap  companies  for purposes of the
Fund.  The  Company  may  revise  this  definition  based on market  conditions.  Some of the  Fund's  assets  may be  invested  in the securities  of  large-cap  companies  as well as in  small-cap  companies.  The Fund seeks to reduce  risk by  diversifying  among many companies  and  industries.  The Fund does not seek to invest in  securities  that pay  dividends or  interest,  and any such income is incidental.

         The Fund is normally  managed using a  growth-oriented  investment  approach.  For growth  investors,  the aim is to invest in companies that are already  successful but could be even more so. The Sub-advisor  looks for fast-growing  companies that are in new or rapidly  evolving  industries.  Factors in identifying  these companies may include  above-average  growth of earnings or earnings that exceed analysts'  expectations.  The Sub-advisor may also look for other  characteristics in a company,  such as financial strength,  a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The  Sub-advisor  follows a  disciplined  selling  strategy,  and may sell a stock  when it reaches a target  price,  fails to perform as expected, or appears substantially less desirable than another stock.

         As a Fund that  invests  primarily  in the stocks of mid-cap  companies,  the Fund's risk and share price  fluctuation  can be expected to be more than that of many funds  investing  primarily in large-cap  companies,  but less than that of many funds  investing primarily in small-cap  companies.  Mid-cap  stocks may  fluctuate  more widely in price than the market as a whole,  may  underperform other  types of  stocks  when the  market  or the  economy  is not  robust,  or fall in price or be  difficult  to sell  during  market downturns.  In addition,  the Fund's growth  investment  program will generally  involve greater risk and price  fluctuation than funds that invest in more  undervalued  securities.  Because the prices of growth  stocks  tend to be based  largely on future  expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although  equity  securities are normally the Fund's primary  investments,  it may invest in preferred  stocks and convertible securities,  as well as the types of securities  described below.  Additional  information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed  Income  Securities.  The Fund may  invest  up to 35% of its  total  assets,  measured  at the  time of  investment,  in investment  grade fixed income or debt  securities.  If the quality of any fixed income  securities  held by the Fund  deteriorates  so that they are no longer  investment  grade, the Fund will sell such securities in an orderly manner so that the Fund's holdings of such securities do not exceed 5% of its total assets.

         Foreign  Securities.  The Fund may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt securities that are  denominated in foreign  currencies.  There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign  companies that are  denominated in U.S.  dollars.  In addition,  the Fund may enter into foreign currency  transactions,  including  forward foreign currency  contracts and options on foreign  currencies,  to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The Fund may try to reduce the risk of securities  price or exchange rate changes  (hedge) or generate income by writing  (selling)  covered call options against  securities held in its portfolio,  and may purchase call options in related closing transactions.

         Temporary  Investments.  When the Fund  anticipates  unusual market or other  conditions,  it may temporarily  depart from its objective of capital growth and invest  substantially  in high-quality  short-term  investments.  This could help the Fund avoid losses but may mean lost opportunities.

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its  objective,  the Fund  primarily  invests in the common stocks of mid-cap  companies.  Some of the Fund's assets may be  invested  in the  securities  of  large-cap  companies  as well as in  small-cap  companies.  The Fund seeks to reduce  risk by diversifying among many companies and industries.

         Under the Fund's value-oriented  investment approach,  the Sub-advisor looks for well-managed companies whose stock prices are undervalued  and that may rise in price when other  investors  realize their worth.  Fund managers may identify value stocks in several ways,  including  based on earnings,  book value or other  financial  measures.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  such as a low price-to-earnings  ratio,  consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other  characteristics  in a company,  such as a strong position relative to competitors,  a high  level of stock  ownership  among  management,  or a recent  sharp  decline  in stock  price  that  appears  to be the result of a short-term market overreaction to negative news.

         The Sub-advisor  generally considers selling a stock when it reaches a target price, when it fails to perform as expected,  or when other opportunities appear more attractive.

         As a Fund that  invests  primarily  in the stocks of mid-cap  companies,  the Fund's risk and share price  fluctuation  can be expected to be more than that of many funds  investing  primarily in large-cap  companies,  but less than that of many funds  investing primarily in small-cap  companies.  Mid-cap  stocks may  fluctuate  more widely in price than the market as a whole,  may  underperform other  types of  stocks  when the  market  or the  economy  is not  robust,  or fall in price or be  difficult  to sell  during  market downturns.  While value investing  historically has involved less risk than investing in growth companies,  the stocks purchased by the
Fund may remain  undervalued  during a short or extended  period of time. This may happen because value stocks as a category lose favor with investors  compared to growth stocks,  or because the Sub-advisor  failed to anticipate  which stocks or industries  would benefit from changing market or economic conditions.

Other Investments:

         Although  equity  securities are normally the Fund's primary  investments,  it may invest in preferred  stocks and convertible securities,  as well as the types of securities  described below.  Additional  information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Fund may invest up to 35% of its total  assets,  measured at the time of  investment,  in fixed income or debt securities.  The Fund may invest up to 15% of its total assets,  measured at the time of investment,  in debt securities that are rated below investment grade or comparable  unrated  securities.  There is no minimum rating on the fixed income securities in which the Fund may invest.

         Foreign  Securities.  The Fund may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt securities that are  denominated in foreign  currencies.  There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign  companies that are  denominated in U.S.  dollars.  In addition,  the Fund may enter into foreign currency  transactions,  including  forward foreign currency  contracts and options on foreign  currencies,  to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Fund may try to reduce the risk of securities  price changes  (hedge) or generate income by writing
(selling)  covered  call  options  against  securities  held in its  portfolio,  and may  purchase  call  options  in  related  closing transactions.  The value of securities against which options will be written will not exceed 10% of the Fund's net assets.

         Temporary  Investments.  When the Fund  anticipates  unusual market or other  conditions,  it may temporarily  depart from its objective of capital growth and invest  substantially  in high-quality  short-term  investments.  This could help the Fund avoid losses but may mean lost opportunities.

ASAF ALGER ALL-CAP GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Fund invests primarily in equity securities,  such as common or preferred stocks,  that are listed on U.S. exchanges or in the  over-the-counter  market.  The Fund may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

         The Fund invests primarily in growth stocks.  The Sub-advisor believes that these stocks are those of two types of companies:

         High Unit Volume Growth  Companies.  These are vital,  creative  companies that offer goods or services to a rapidly expanding marketplace.  They include both  established  and emerging  firms  offering new or improved  products,  or firms simply  fulfilling  an increased demand for an existing product line.

         Positive  Life  Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is  expected  to  produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

         As with any fund investing  primarily in equity  securities,  the value of the securities held by the Fund may decline.  These declines can be substantial.  In addition,  the growth stocks in which the Fund invests  primarily tend to fluctuate in price more than other types of stocks.  Prices of growth stocks tend to be higher in relation to their companies'  earnings,  and may be more sensitive to market,  political  and  economic  developments  than other  stocks.  The Fund's  level of risk will vary based upon the size of the companies it invests in at a given time.  To the extent that the Fund  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a fund investing primarily in more conservative large-cap stocks.

Other Investments:

         In addition to investing in common and preferred  stocks,  the Fund may invest in securities  convertible into or exchangeable for  equity  securities,  including  warrants  and  rights.  The Fund may invest up to 20% of its total  assets in foreign  securities.
(American Depositary Receipts or other U.S. dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

         The Fund may  purchase  put and call  options and write  (sell) put and covered  call  options on  securities  and  securities indices to increase gain or to hedge against the risk of unfavorable  price  movements.  However,  the  Sub-advisor  does not currently intend to rely on these option  strategies  extensively,  if at all. The Fund may purchase and sell stock index  futures  contracts and options on stock index futures contracts.  The Fund may sell securities "short against the box."

         An additional  discussion of these types of  investments  and their risks is included in this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  The Fund may  invest up to 100% of its assets in cash,  commercial  paper,  high-grade  bonds or cash equivalents for temporary  defensive reasons if the Sub-advisor  believes that adverse market or other conditions  warrant.  This is to attempt to protect  the Fund from a temporary  unacceptable  risk of loss.  However,  while the Fund is in a  defensive  position,  the opportunity to achieve its investment objective of long-term capital growth will be limited.

ASAF GABELLI ALL-CAP VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Principal Investment Strategies and Risks:

         The Fund will  primarily  invest in readily  marketable  equity  securities  including  common  stocks,  preferred  stocks and securities  that may be converted at a later time into common stock.  The Fund may invest in the  securities of companies of all sizes, and may emphasize  either larger or smaller  companies at a given time based on the  Sub-advisor's  assessment of particular  companies and market conditions.

In  making  stock  selections,  the Fund  strives  to earn a 10% real  rate of  return.  The Fund  focuses  on  companies  that  appear underpriced  relative to their private market value ("PMV").  PMV is the value that the Fund's Sub-advisor  believes informed investors would be willing to pay for a company.  The Sub-advisor  considers  factors such as price,  earnings  expectations,  earnings and price histories,  balance sheet  characteristics  and perceived  management  skills.  The Sub-advisor also considers  changes in economic and political  outlooks as well as individual  corporate  developments.  The  Sub-advisor  will sell any Fund  investments  that lose their perceived value relative to other investments.

Investments  will be made based on the  Sub-advisor's  perception of their  potential for capital  growth.  Current  income may also be considered.  However, many of the common stocks the Fund will buy will not pay dividends.

         As a fund that invests  primarily in equity  securities,  the principal risk to which the Fund is subject is that the value of the securities held by the Fund will decline.  The value of equity  securities  will fluctuate due to many factors,  including the past and  predicted  earnings of the issuer,  the quality of the issuer's  management,  general  market  conditions,  the  forecasts for the issuer's  industry and the value of the issuer's  assets.  While value investing  historically has involved less risk that investing in growth  companies,  the Fund is subject to the risks that the PMVs of the stocks  purchased  by the Fund may never be  realized  by the market, or that the Sub-advisor may be incorrect in its assessment of the PMVs.

         In  addition,  the Fund's level of risk will vary based upon the size of the  companies it invests in at a given time.  To the extent the Fund  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a fund  investing  primarily in more conservative  "large-cap"  stocks.  The Fund may be subject to additional  risks as a result of its investments in foreign  securities, including  unfavorable foreign government actions,  political  instability,  the absence of accurate information about foreign issuers, and exposure to foreign currencies that may decline in value relative to the U.S. dollar.

Other Investments:

The Fund may invest up to 25% of its total  assets in  securities  of  non-U.S.  issuers.  While the Fund does not intend to do so to a significant  degree,  the Fund may enter into futures contracts and related options,  and may purchase and sell call and put options on securities  and  securities  indices.  The Fund also may invest in  warrants  to  purchase  securities,  and may engage in short  sales
"against the box".

Temporary  Investments.  When adverse market or economic  conditions  occur,  the Fund may  temporarily  invest all or a portion of its assets in defensive  investments.  Such  investments  include high grade debt  securities,  obligations of the U.S.  Government and its agencies and  instrumentalities or short-term money market instruments.  While the Fund is in a defensive position,  the opportunity to achieve its investment objective will be limited.

ASAF INVESCO TECHNOLOGY FUND:

Investment  Objective:  The investment  objective of the Fund is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries.

Principal Investment Policies and Risks:

         The  Fund  normally  invests  at  least  80% of its  total  assets  in the  equity  securities  of  companies  engaged  in the technology-related  industries.  These industries include, but are not limited to, applied technology,  biotechnology,  communications, computers,  video,  electronics,  Internet,  IT services  and  consulting,  oceanography,  office and factory  automation,  networking, robotics,  and  video.  A portion of the Fund's  assets may be  invested  outside of this  sector.  To  determine  whether a  potential investment is doing business in the technology sector, a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the technology sector;
o        At least 50% of its assets must be devoted to producing revenues from the technology sector; or
o        Based on other available information, the Sub-advisor determines that its primary business is within the technology sector

         The Sub-advisor uses a bottom-up  approach to create the Fund's  investment  portfolio,  focusing on company  fundamentals and growth prospects when selecting  securities.  In general,  the Fund emphasizes strongly managed companies that the Sub-advisor believes will generate  above-average  growth rates for the next three to five years.  The  Sub-advisor  prefers  markets and  industries  where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

         A core portion of the Fund's portfolio is invested in market-leading  technology  companies that the Sub-advisor believes will maintain or improve their market share  regardless of overall  economic  conditions.  These  companies are usually  large,  established firms that are  leaders in their field and have a strategic  advantage  over many of their  competitors.  The  remainder  of the Fund's portfolio  consists of  faster-growing,  more volatile  technology  companies that the Sub-advisor  believes to be emerging  leaders in their fields.

         As with any fund  investing  primarily in equity  securities,  the Fund is subject to the risk that the equity  securities  in which it invests  will decline in value.  Although the Fund's  investments  are  diversified  across the  technology  sector,  they are limited to a comparatively  narrow segment of the economy.  Therefore,  the Fund is not as diversified as most other mutual funds,  and far less  diversified  than the broad  securities  market.  This means that the Fund's share price may fluctuate  more rapidly and to a greater  degree than other funds.  In addition,  many of the products  and services  offered by the  technology  companies in which the
Fund invests are subject to rapid  obsolescence,  which may reduce the value of the  securities of those  companies.  To the extent the
Fund invests in smaller, faster-growing technology companies, the Fund's level of risk and share price fluctuation may increase.

Other Investments:

         In addition to  investing in equity  securities,  the Fund may also invest in debt  securities.  The Fund may invest up to 25%
of its assets in securities of non-U.S.  issuers.  Securities of Canadian issuers and American  Depositary  Receipts are not subject to this 25%  limitation.  Although  the Fund may invest in futures  contracts,  options on specific  securities,  stock  indices and stock index futures,  forward foreign currency exchange contracts,  and other types of derivative  instruments (including swaps, caps, floors and collars), the Fund currently does not expect to do so to a significant degree.

         Temporary  Investments.  When securities  markets or economic  conditions are unfavorable or unsettled,  the Sub-advisor might try to protect the assets of the Fund by  investing in high  quality  money market  instruments,  such as  short-term  U.S.  government obligations,  commercial  paper  or  repurchase  agreements.  The  Fund  has the  right to  invest  up to 100% of its  assets  in these securities,  although it is unlikely to do so. While the fund is in a defensive  position,  the  opportunity  to achieve its investment objective will be limited.

ASAF INVESCO HEALTH SCIENCES FUND:

Investment Objective:  The investment objective of the Fund is to seek growth.

Principal Investment Policies and Risks:

         The Fund invests  primarily in the equity  securities of companies  that develop,  produce or distribute  products or services related to health care. These companies include,  but are not limited to, medical equipment or supplies,  pharmaceuticals,  health care facilities,  and applied  research and  development  of new products or services.  A portion of the Fund's assets is not required to be invested in the sector.  To determine  whether a potential  investment is truly doing business in a particular  sector,  a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
o        At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
o        Based on other  available  information,  the Sub-advisor  determines  that its primary  business is within the health sciences sector.

         The Fund is  aggressively  managed.  It primarily  invests in equity  securities  that the  Sub-advisor  believes will rise in price  faster  than  other  securities,  as well as  options  and other  investments  whose  values are based upon the values of equity securities.

         The  Sub-advisor  uses a "bottom  up"  investment  approach  to create the Fund's  investment  portfolio,  focusing on company fundamentals and growth  prospects when selecting  securities.  In general,  the Fund emphasizes  strongly  managed  companies that the
Sub-advisor  believes will generate  above-average  growth rates for the next three to five years. The Sub-advisor  prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

         The  Sub-advisor  attempts  to  blend  well-established  health  care  firms  with  faster-growing,   more  dynamic  entities.
Well-established  health care companies typically provide liquidity and earnings visibility for the investment  portfolio and represent core holdings in the Fund. The remainder of the portfolio  consists of faster-growing,  more dynamic health care companies,  which have new  products or are  increasing  their market share of existing  products.  Many  faster-growing  health care  companies  have limited operating histories and their potential  profitability may be dependent on regulatory  approval of their products,  which increases the volatility of these companies' securities prices.

         Many of these  activities are funded or subsidized by  governments;  withdrawal or curtailment of this support could lower the profitability  and market prices of such companies.  Changes in government  regulation  could also have an adverse  impact.  Continuing technological advances may mean rapid obsolescence of products and services.

         The Fund's  investments are diversified across the health sciences sector.  However,  because those investments are limited to a comparatively  narrow segment of the economy,  the Fund's investments are not as diversified as investments of most mutual funds, and far less  diversified than the broad  securities  markets.  This means that the Fund tends to be more volatile than other mutual funds, and the values of its portfolio  investments  tend to go up and down more rapidly.  As a result,  the value of a Fund share may rise or fall rapidly.

         The  Fund  is  subject  to  other  principal  risks  such as  potential  conflicts,  market,  foreign  securities,  liquidity, counterparty and lack of timely information risks.

Other Investments:

         The Fund may also  invest  in  American  Depositary  Receipts  (ADRs)  and  repurchase  agreements.  The Fund may use  futures contracts and related options,  options on securities,  securities indices and currencies to attempt to hedge against the overall level of risk normally  associated with the Fund's  investments.  The Fund may invest up to 25% of their  respective  assets in securities of
non-U.S.  issuers.  Securities of Canadian issuers and ADRs are not subject to this 25% limitation.  For additional  information  about these  investments  and risks,  see this  Prospectus  under "Certain Risk Factors and  Investment  Methods" and the Company's SAI under
"Investment Programs of the Funds."

         Temporary  Investments.  When securities  markets or economic  conditions are unfavorable or unsettled,  the Sub-advisor might try to  protect  the  assets  of the Fund by  investing  in  securities  that are  highly  liquid  such as high  quality  money  market instruments,  like short-term U.S.  government  obligations,  commercial  paper or repurchase  agreements,  even though that is not the normal  investment  strategy of the Fund. The Sub-advisor has the right to invest up to 100% of the Fund's assets in these  securities, although the  Sub-advisor  is unlikely to do so. Even though the securities  purchased for defensive  purposes often are considered the equivalent  of cash,  they have  their  own  risks.  Investments  that are  highly  liquid or  comparatively  safe tend to offer  lower returns.  Therefore,  the Fund's performance could be comparatively lower if it concentrates in defensive  holdings.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF PROFUND MANAGED OTC FUND:

Investment  Objective:  The  investment  objective of the Fund  (formerly,  the ASAF Rydex  Managed OTC Fund) is to provide  investment results that correlate to the  performance of a benchmark for securities  that are traded in the  over-the-counter  market.  The Fund's current benchmark is a multiple of the NASDAQ 100 Index.

Principal Investment Policies and Risks:

         The Fund will pursue its objective by investing  primarily in  securities  of companies  included in the NASDAQ 100 Index (the
"NASDAQ  100") and  leveraged  instruments,  such as futures  contracts  and  options,  relating to the NASDAQ 100. The NASDAQ 100 is a modified  capitalization-weighted  index composed of the equity securities of 100 of the largest non-financial  companies listed on the
National  Association of Securities  Dealers Automated  Quotations  System.  The Sub-advisor will attempt to consistently use leveraged instruments  to  increase  the Fund's  exposure  to 125% of the NASDAQ 100. If the  Sub-advisor  achieves  this goal,  the value of the
Fund's  shares will tend to increase on a daily basis by 125% of the value of any  increase in the NASDAQ 100 and when the value of the
NASDAQ 100  declines,  the value of the Fund's  shares will tend to  decrease on a daily basis by 125% of the value of any  decrease in the Index (e.g., if the NASDAQ 100 goes down by 5%, the value of the Fund's shares should go down by approximately 6.25% on that day).

         The Sub-advisor uses  quantitative  analysis  techniques to structure the Fund to obtain the highest  correlation to the daily movement of the NASDAQ 100, while remaining  fully invested in all market  environments.  The  Sub-advisor  will monitor the Fund on an ongoing basis, and make adjustments as necessary to minimize tracking error.

         As a fund that invests a substantial  portion of its assets in stocks,  the Fund is subject to the risks associated with stock investments,  and the Fund's share price therefore may fluctuate  substantially.  Because the Fund seeks to provide  investment results that magnify  fluctuations  in the NASDAQ 100, and will use  leveraged  instruments  to help achieve this  objective,  the Fund will be subject to greater risk and share price  fluctuation  than a Fund that  attempts to match the  performance  of the Index.  In addition, while it is  anticipated  that the Fund will invest mainly in the securities of large  companies,  the Fund may be subject to a greater level of risk than the average  large-cap  fund based upon the  relatively  volatile  nature of the  securities  in which the Fund will invest.  While it is not expected  that the changes in net asset value of the Fund will deviate  substantially  from the Fund's goal of achieving  results  corresponding  to 125% of the daily return of the NASDAQ 100,  factors such as Fund  expenses,  timing in receiving shareholder  activity,  imperfect  correlation  between the Fund's  investments and those of the NASDAQ 100,  rounding of share prices, changes to the benchmark,  regulatory policies,  and leverage,  may affect the Fund's ability to achieve this objective.  The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

         Non-Diversified  Status.  The Fund is classified as a  "non-diversified"  investment company under the 1940 Act. This means it may invest in the  securities of a relatively  small number of issuers.  If the assets of the Fund are invested in a limited  number of issuers,  a single security's  increase or decrease in value may have a greater impact on the Fund's share price and total return,  and the Fund may be more  susceptible to a single adverse  economic or regulatory  occurrence.  Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

Other Investments:

         As noted above,  the Fund may enter into futures and options  transactions.  Specifically,  the Fund may purchase call options and write (sell) put options on  securities  and  securities  indices,  and may enter into stock index  futures  contracts  and related options.  The Fund may use futures  contracts  and related  options for bona fide  hedging  purposes to offset  changes in the value of securities held or expected to be acquired.  They may also be used to gain or increase  exposure to a particular  market or instrument, to create a synthetic  money  market  position,  and for certain  other  tax-related  purposes.  The Fund will only enter into  futures contracts traded on a national futures exchange or board of trade.  The Fund may also purchase U.S. Government securities.

         For further  information on these  securities and investment  practices and their risks,  see this  Prospectus  under "Certain
Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

ASAF ALLIANCE GROWTH FUND:

Investment  Objective:  The  investment  objective  of the Fund  (formerly,  the ASAF  Oppenheimer  Large-Cap  Growth  Fund) is to seek long-term  growth of capital by investing  predominantly  in the equity  securities of a limited number of large,  carefully  selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

         The Fund normally  invests at least 80% of its total assets in the equity  securities of U.S.  companies.  A U.S. company is a company that is organized  under United States law, has its principal  office in the United  States and issues equity  securities  that are traded  principally in the United States.  For purposes of the Fund, a non-U.S.  company is a company that (i) is organized outside the United States,  (ii) has its principal  place of business  outside the United States,  and (iii) issues  securities that are traded principally  in foreign  countries.  Companies  that do not fall  within this  definition  are deemed to be U.S.  companies.  Normally, about 40-60  companies  will be  represented  in the Fund,  with the 25  companies  most highly  regarded  by the  Sub-advisor  usually constituting  approximately  70% of the Fund's net assets.  The Fund is thus  atypical  from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

         The  Sub-advisor's  investment  strategy for the Fund emphasizes  stock  selection.  The  Sub-advisor  relies heavily upon the fundamental  analysis and research of its internal  research staff,  which generally  follows a primary research  universe of more than
500 companies  that have strong  management,  superior  industry  positions,  excellent  balance  sheets and superior  earnings  growth prospects.  An emphasis is placed on identifying  companies whose substantially above average prospective  earnings growth is not fully reflected in current market valuations.

         In  managing  the Fund,  the  Sub-advisor  seeks to  utilize  market  volatility  judiciously  (assuming  no change in company fundamentals),  striving to capitalize on apparently  unwarranted  price  fluctuations,  both by purchasing or increasing  positions on weakness and selling or reducing  overpriced  holdings.  The Fund normally  remains nearly fully invested and does not take significant cash  positions for market timing  purposes.  During market  declines,  while adding to positions in favored  stocks,  the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.

         Conversely,  in rising  markets,  while  reducing or  eliminating  fully  valued  positions,  the Fund becomes  somewhat  more conservative,  gradually  increasing the number of companies  represented in its portfolio.  The  Sub-advisor  therefore  seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

         The Sub-advisor  expects the average market  capitalization of companies  represented in the Fund normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

         Because the Fund invests  primarily in stocks,  the Fund is subject to the risks  associated with stock  investments,  and the
Fund's share price  therefore  may  fluctuate  substantially.  The Fund's share price will be affected by changes in the stock  markets generally,  and  factors  specific  to a company or an  industry  will  affect the prices of  particular  stocks  held by the Fund (for example, poor earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation against a company, or changes in governmental  regulation  affecting an industry).  The Fund's focus on large,  more-established  companies may mean that its level of risk is lower  than a fund  investing  primarily  in  smaller  companies.  Because  the Fund  invests  in a smaller  number of securities than many other funds,  changes in the value of a single  security may have a more  significant  effect,  either negative or positive, on the Fund's share price.

Other Investments:

In addition to investing in equity securities, the Fund also may:

         -- invest up to 20% of its net assets in convertible securities;
         -- invest up to 5% of its net assets in rights or warrants;
         -- invest up to 15% of its total assets in foreign securities;
         -- purchase and sell exchange-traded index options and stock index futures contracts; and
         -- write covered  exchange-traded  call options on its securities up to 15% of its total assets, and purchase  exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

         American  Depository  Receipts (ADRs) are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Fund.

         For  additional  information  on the types of  investments  other than common  stocks in which the Fund may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although it does not expect to do so ordinarily,  when business or financial  conditions  warrant the
Fund may assume a temporary defensive position and invest in high-grade,  short-term,  fixed-income  securities (which may include U.S.
Government  securities)  or hold its  assets in cash.  While the Fund is in a  defensive  position,  the  opportunity  to  achieve  its investment objective will be limited.

ASAF MARSICO CAPITAL GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund is to seek capital growth.  This is a fundamental  objective of the Fund.
Income is not an investment  objective and any income realized on the Fund's investments,  therefore,  will be incidental to the Fund's objective.

Principal Investment Policies and Risks:

         The Fund will pursue its  objective by investing  primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

         In selecting  investments  for the Fund,  the  Sub-advisor  uses an approach that combines "top down"  economic  analysis with
"bottom  up" stock  selection.  The "top down"  approach  takes into  consideration  such  macro-economic  factors as  interest  rates, inflation,  the regulatory  environment,  and the global competitive  landscape.  In addition, the Sub-advisor examines such factors as the most attractive global investment  opportunities,  industry  consolidation,  and the sustainability of economic trends. As a result of this "top down"  analysis,  the  Sub-advisor  identifies  sectors,  industries and companies that should benefit from the trends the
Sub-advisor has observed.

         The Sub-advisor  then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large. In determining  whether a particular  company is appropriate for investment by the Fund, the Sub-advisor  focuses on a number of different  attributes,  including the company's specific market expertise or dominance,  its franchise durability and pricing power, solid  fundamentals  (e.g., a strong balance sheet,  improving returns on equity,  and the ability to generate free cash flow),  strong management, and reasonable valuations in the context of projected growth rates.  This is called "bottom up" stock selection.

         The primary risk  associated  with  investment in the Fund will be the risk that the equity  securities  held by the Fund will decline in value.  The risk of the Fund is expected to be  commensurate  with that of other funds using a growth  strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general  policy of the Fund to purchase and hold  securities for capital  growth,  changes in the Fund will be made as the  Sub-advisor  deems  advisable.  For example,  portfolio  changes may result from  liquidity  needs,  securities  having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The Fund may invest in "special  situations"  from time to time. A "special  situation"  arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  company will be  recognized  and increase in value due to a specific development,  such as a  technological  breakthrough,  management  change  or new  product  at that  company.  Investment  in  "special situations"  carries an additional  risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         The Fund may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt securities when the Fund perceives an opportunity  for capital growth from such  securities.  The Fund may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

         The Fund may also purchase  securities  of foreign  issuers,  including  foreign  equity and debt  securities  and  depositary receipts.  Foreign  securities  are  selected  primarily on a  stock-by-stock  basis  without  regard to any defined  allocation  among countries  or  geographic  regions.  The Fund may also use a  variety  of  currency  hedging  techniques,  including  forward  currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Fund may invest without limit in  index/structured  securities,  which are debt  securities whose value at maturity or interest rate is linked to currencies,  interest rates,  equity  securities,  indices,  commodity  prices or other  financial  indicators.  Such securities may be positively or negatively  indexed (i.e.,  their value may increase or decrease if the  reference  index or  instrument  appreciates).  Index/structured  securities  may have  return  characteristics  similar to direct investments in the underlying  instruments,  but may be more volatile than the underlying  instruments.  The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

         Futures,  Options and Other Derivative  Instruments.  The Fund may purchase and write (sell) options on securities,  financial indices,  and foreign  currencies,  and may invest in futures  contracts on  securities,  financial  indices,  and foreign  currencies, options on futures  contracts,  forward  contracts and swaps and  swap-related  products.  These  instruments will be used primarily to hedge the Fund's positions against potential  adverse  movements in securities  prices,  foreign currency markets or interest rates. To a limited  extent,  the Fund may also use  derivative  instruments  for  non-hedging  purposes such as increasing  the Fund's income or otherwise enhancing return.

         For an additional  discussion of many of these types of securities and their risks,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  Although the  Sub-advisor  expects to invest  primarily in equity  securities,  the  Sub-advisor  may increase the Fund's cash position  without  limitation when the Sub-advisor  believes that  appropriate  investment  opportunities  for capital growth with desirable  risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes  or to receive a return on idle cash) will  include  high-grade  commercial  paper,  certificates  of deposit  and  repurchase agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of capital growth will be limited.

ASAF JANUS CAPITAL GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek growth of capital.

Principal Investment Policies and Risks:

         The Fund will pursue its  objective  by  investing  in its  corresponding  Portfolio,  which in turn will invest  primarily in common stocks.  Common stock  investments  will be in companies that the Sub-advisor  believes are  experiencing  favorable  demand for their  products and services,  and which operate in a favorable  competitive  and regulatory  environment.  The  Sub-advisor  generally takes a "bottom up" approach to choosing  investments for the Portfolio.  In other words, the Sub-advisor seeks to identify  individual companies  with  earnings  growth  potential  that may not be recognized  by the market at large.  Current  income is not a significant factor in choosing investments.

         Because the Portfolio  invests a substantial  portion (or all) of its assets in stocks,  the Portfolio is subject to the risks associated with stock  investments,  and the Portfolio's (and Fund's) share price therefore may fluctuate  substantially.  This is true despite the Portfolio's  focus on the stocks of larger  more-established  companies.  The  Portfolio's  share price will be affected by changes in the stock markets  generally,  and factors specific to a company or an industry will affect the prices of particular  stocks held by the  Portfolio  (for example,  poor  earnings,  loss of major  customers,  major  litigation  against an issuer,  or changes in government  regulations  affecting  an  industry).  Because of the types of  securities  in which the  Portfolio  invests,  the Fund is designed for those who are investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations" from time to time. A "special  situation" arises when, in the opinion of the  Sub-advisor,  the  securities  of a  particular  company will be  recognized  and  appreciate  in value due to a specific development,  such as a technological  breakthrough,  management change or new product at that company. Investment in "special situations"  carries an additional  risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in equity  securities,  the Portfolio may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants,  and debt securities when the Portfolio  perceives an opportunity for capital growth from such  securities.  The Portfolio is subject to the following  percentage  limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its  assets in zero  coupon,  pay-in-kind  and step  coupon  securities  (securities  that do not,  or may not under certain circumstances, make regular interest payments).

         The Fund may make short sales  "against the box." In addition,  the Portfolio may invest in the following  types of securities and engage in the following investment techniques:

         Foreign  Securities.  The  Portfolio  may also  purchase  securities of foreign  issuers,  including  foreign  equity and debt securities  and  depositary  receipts.  Foreign  securities  are selected  primarily on a  stock-by-stock  basis without  regard to any defined  allocation  among  countries or  geographic  regions.  No more than 25% of the  Portfolio's  assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures,  Options and Other Derivative  Instruments.  The Portfolio may enter into futures contracts on securities,  financial indices and foreign  currencies and options on such contracts and may invest in options on  securities,  financial  indices and foreign currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively  "derivative  instruments").  The
Portfolio  intends  to use most  derivative  instruments  primarily  to hedge  the value of its  portfolio  against  potential  adverse movements  in  securities  prices,  foreign  currency  markets or interest  rates.  To a limited  extent,  the  Portfolio  may also use derivative  instruments for non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including forward foreign currency exchange  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information  on the types of  securities  other than  common  stocks in which the  Portfolio  may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Portfolio's  cash position  without  limitation when the Sub-advisor is of the opinion  that  appropriate  investment  opportunities  for capital  growth with  desirable  risk/reward  characteristics  are unavailable.  Cash and similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will  include high-grade commercial paper,  certificates of deposit,  repurchase agreements and money market funds managed by the Sub-advisor.  While the Portfolio is in a defensive  position,  the  opportunity for the Portfolio and the Fund to achieve their  investment  objectives of capital growth will be limited.

ASAF T. ROWE PRICE TAX MANAGED FUND:

Investment  Objective:  The investment  objective of the Fund is to seek  attractive  long-term  capital  appreciation  on an after-tax basis.

Principal Investment Policies and Risks:

         The Fund will invest primarily in  large-capitalization  stocks selected mainly from the 1,000 largest U.S.  companies.  Stock selection  is based on  fundamental,  bottom-up  analysis  that  seeks to  identify  companies  with  superior  long-term  appreciation prospects.  Generally the Sub-advisor uses a growth approach to stock selection,  looking for companies with: a demonstrated ability to increase  revenues,  earnings,  and  cash  flow  consistently;  capable  management;  attractive  business  niches;  and a  sustainable competitive  advantage.  Valuation measures,  such as a company's  price/earnings ratio relative to the market and its own growth rate, and its dividend yield relative to the market, are also considered.

         Generally,   the  Fund  will  limit   exposure  to   high-yielding   stocks.   However,   the  payment  of  dividends  -  even
higher-than-average dividends - does not disqualify a stock from consideration for the Fund's portfolio.

         The Fund seeks long-term  appreciation  while minimizing taxable  distributions of capital gains and dividends.  This approach should reduce the negative  effects of federal taxation and should increase  after-tax  returns compared with similar funds that do not make tax efficiency a primary focus. To accomplish the Fund's goal of minimizing  taxable  distributions,  the Sub-advisor  will strive to avoid  realizing  capital gains.  However,  gains may be realized when it is believed that the risk of holding a security  outweighs tax  considerations.  When gains are taken,  the Sub-advisor  will attempt to offset them with losses from other  securities.  This may be accomplished by selling certain securities at a loss and investing the proceeds in similar securities.

         When shares that have  appreciated  are sold,  the  Sub-advisor  will attempt to limit  realized  capital gains by selling the highest-cost  securities  in a position  first (that is, the shares on which the Fund has the  smallest  gain).  The  Sub-advisor  will strive to keep  income  from  taxable  dividends  low.  There is no  guarantee  the  Sub-advisor's  attempts  to  manage  the Fund in a tax-efficient manner will be successful, or that the Fund will achieve its objectives.

         Growth stocks can be volatile for several  reasons.  Since companies  usually  reinvest a high proportion of their earnings in their own  businesses,  they may lack the dividends  often  associated  with value stocks that could cushion their decline in a falling market.  Also, since investors buy growth stocks because of their expected superior  earnings growth,  earnings  disappointments  often result in sharp price  declines.  Investors  should be aware that,  during  periods of adverse  economic and market  conditions,  stock prices may fall despite favorable earnings trends.

Other Investments:

         While most assets will be invested in U.S.  common  stocks,  other  securities  may also be purchased,  including  convertible securities, warrants, foreign stocks, futures, and options in keeping with Fund objectives.

         The Fund may invest up to 25% of its total assets in foreign  securities,  including  nondollar-denominated  securities traded outside of the U.S. and  dollar-denominated  securities of foreign  issuers traded in the U.S. (such as ADRs).  The Fund may also enter into foreign exchange contracts.  The Fund may enter into futures and options contracts for a number of reasons,  including:  to manage
Fund exposure to changes in securities  prices and foreign  currencies;  as an efficient  means of adjusting  Fund overall  exposure to certain  markets;  to hedge against a potentially  unfavorable  change in interest  rates;  in an effort to enhance  income;  as a cash management  tool;  and to protect the value of  portfolio  securities.  Call and put options may be  purchased  or sold on  securities, financial  indices,  and foreign  currencies.  The Fund may invest up to 10% of its total assets in hybrid  instruments,  which combine the characteristics of futures, options and securities.

         For additional  information  about these investments and risks, see this Prospectus under "Certain Risk Factors and Investment
Methods" and the Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Fund may  establish  and maintain  cash  reserves  without  limitation  for  temporary  defensive purposes.  The Fund's reserves may be invested in short-term,  tax-exempt money market securities  (including money market mutual funds managed by the Sub-advisor or affiliates), as well as short-term,  investment-grade securities,  including tax-exempt commercial paper, municipal  notes,  and short-term  maturity bonds.  Some of these  securities may have  adjustable,  variable,  or floating rates.  The effect of taking such a position is that the Fund may not achieve its investment objective.

ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND:

Investment  Objective:  The investment objective of the Fund is to seek capital growth by investing  approximately 50% of its assets in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies.

Principal Investment Policies and Risks:

         The Fund will invest  primarily in common  stocks of large U.S.  companies  included in the Russell  1000 Index (the  "Russell
1000").  The  Russell  1000 is a market  capitalization-weighted  index  that  measures  the  performance  of the  1,000  largest  U.S.
companies.  As of June 30, 2000, the average market  capitalization of the companies in the Russell 1000 index was approximately  $14.1 billion.

         Normally,  about 60-85 companies will be represented in the Fund, with 25-35 companies  primarily from the Russell 1000 Growth
Index (the "Growth Index")  constituting  approximately  50% of the Fund's net assets,  and 35-50 companies  primarily from the Russell
1000 Value Index (the "Value  Index")  constituting  the remainder of the Fund's net assets.  Daily cash flows (that is,  purchases and reinvested  distributions)  and outflows (that is,  redemptions and expense items) will be divided  between the two portfolio  segments for purposes of maintaining the targeted allocation between growth and value stocks (the "Target  Allocation").  Normally,  while it is not expected that the  allocation of assets between  portfolio  segments will deviate more than 10% from the Target  Allocation,  it is possible that this  deviation may be higher.  Factors such as market  fluctuation,  economic  conditions,  corporate  transactions  and declaration of dividends may result in deviations  from the Target  Allocation.  In the event the allocation of assets to the portfolio segments differs by more than 10% from the Target  Allocation  (e.g., 60% of the Fund's net assets invested in growth stocks and 40% of the Fund's net assets invested in value stocks),  the Sub-Advisers will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a consequence,  assets may be allocated from the portfolio segment that has appreciated more or depreciated less to the other.  Rebalancing will entail transaction costs which over time may be significant.

         The Growth  Index  measures  the  performance  of the  Russell  1000  companies  with higher  price-to-book  ratios and higher forecasted growth values.  The Value Index measures the performance of the Russell 1000 companies with lower  price-to-book  ratios and lower  forecasted  growth values.  This  combination  of growth stocks and value stocks is intended to enhance  performance of the Fund over time,  and reduce the Fund's  overall risk in  comparison  to funds which invest  exclusively  in growth or value  stocks.  During particular periods, the Fund may outperform or underperform funds which invest exclusively in growth or in value stocks.

         The  investment  strategy of the  Sub-advisor  responsible  for the  portion of the Fund's  assets  invested in growth  stocks emphasizes  stock  selection.  The  Sub-advisor  relies  heavily upon the  fundamental  analysis and rigorous  research of its internal research staff. The Sub-advisor  selects  investments  based on strong  management,  superior  industry  positions,  excellent  balance sheets and superior  earnings  growth;  where all of these  strengths have not been reflected in the company's stock price. In managing the Fund,  the  Sub-advisor  seeks to take  advantage  of market  volatility.  During  market  declines,  the  Sub-advisor  will add to positions,  causing  the Fund to  become  somewhat  more  aggressive.  Conversely,  in rising  markets,  the  Sub-advisor  will trim or eliminate positions and as a result the Fund will become more conservative.

         The method of selecting the investments  used by the Sub-advisor  responsible for the portion of the Fund's assets invested in value stocks is to measure each stock's  long-term  expected  return by comparing the price of the security to the company's  long-term cash flows.  The Sub-advisor will only purchase those stocks that it has  above-average  confidence in the reliability of its analysts'
forecasts.  The  Sub-advisor  may delay its purchase of securities if recent  weakness in the stock or negative  earnings  revisions by analysts  indicate  that the stock price is likely to decline in the near  future,  and it may delay its sale of  securities  if recent strength in the stock or upward  earnings  revisions  indicate  the stock is likely to rise soon.  The  Sub-advisor  will  control risk within  the value  portion of the Fund by  reviewing  whether  there is undue  portfolio  exposure  to  industry  sector and other risk factors.  The Sub-advisor  will take more risk when unusually  large value  distortions  within the value realm create  unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

         Because the Fund invests  primarily in stocks,  the Fund is subject to the risks  associated with stock  investments,  and the
Fund's share price  therefore  may  fluctuate  substantially.  The Fund's share price will be affected by changes in the stock  markets generally,  and  factors  specific  to a company or an  industry  will  affect the prices of  particular  stocks  held by the Fund (for example, poor earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation against a company, or changes in governmental  regulation  affecting an industry).  The Fund's focus on large,  more-established  companies may mean that its level of risk is lower  than a fund  investing  primarily  in  smaller  companies.  Because  the Fund  invests  in a smaller  number of securities than many other funds,  changes in the value of a single  security may have a more  significant  effect,  either negative or positive, on the Fund's share price.

Other Investments:

In addition to investing in equity securities, the Fund also may:

o        invest up to 20% of the growth portion of its net assets in convertible securities;
o        invest up to 5% of the growth portion of its net assets in rights or warrants;
o        invest up to 15% of its total assets in foreign securities
o        purchase and sell exchange-traded index options and stock index futures contracts and;
o        write  covered  exchange-traded  call  options on its  securities  up to 15% of the growth  portion of its total  assets,  and purchase  exchange-traded  call and put options on common stocks up to, for all options, 10% of the growth portion of its total assets.

         For purposes of the Fund a foreign  security is a security issued by a non-U.S.  company,  which is defined as a company that:
(1) is organized  outside the United  States;  (ii) has its principal  place of business  outside the United  States;  and (iii) issues securities  traded  principally in a foreign country.  Companies that do not fall within the definition of a  non-U.S.company  would be considered a U.S. company and therefore not subject to the above limitation on foreign securities.

         American  Depository  Receipts (ADRs) are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Fund.

         For additional  information  about these investments and risks, see this Prospectus under "Certain Risk Factors and Investment
Methods" and the Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  Although it does not expect to do so ordinarily,  when business or financial  conditions warrant, the
Fund may assume a temporary defensive position and invest in high-grade,  short-term,  fixed-income  securities (which may include U.S.
Government  securities)  or hold its  assets in cash.  While the Fund is in a  defensive  position,  the  opportunity  to  achieve  its investment objective will be limited.

ASAF SANFORD BERNSTEIN CORE VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Fund will pursue its  objective by investing  primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Fund's assets will be invested in the common  stocks of large  companies  that appear to be  undervalued.  Among other things,  the
Fund seeks to identify  compelling buying  opportunities  created when companies are undervalued on the basis of investor  reactions to near-term  problems or  circumstances  even though their long-term  prospects remain sound. The  Sub-advisor's  investment  approach is value-based and  price-driven,  and it relies on the intensive  fundamental  research of its internal  research staff to identify these buying opportunities in the marketplace.

         Fund  investments  are  selected  by the  Sub-advisor  based upon a model  portfolio  of  125-175  stocks  constructed  by the
Sub-advisor.  In selecting  investments for the model  portfolio,  the Sub-advisor  takes a "bottom-up"  approach.  In other words, the
Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.
The  Sub-advisor  relates  present  value of each  company's  forecasted  future  cash  flow to the  current  price of its  stock.  The
Sub-advisor  ranks  companies from the highest  expected  return to the lowest,  with the companies at the top of the ranking being the most undervalued.

         Once the  expected  return for each  stock is  calculated,  the  Sub-advisor  adjusts  for  timing  and  concentration  risks.
Securities are ranked by risk-adjusted  expected returns.  Securities ranked in the top third of its valuation  universe,  if selected, are  over-weighted  in the Fund because they represent the most  undervalued  stocks in its universe.  The  Sub-advisor  market weights securities  ranked in the middle third of its universe,  if selected,  to add  diversification  to the Fund. To control  variability in premium,  the Sub-advisor also holds the largest  capitalization  securities (at  under-weighted  positions) in the Fund even when they rank in bottom third of the universe.  If a security falls in the ranking from the top third of the  Sub-advisor's  valuation  universe to the middle third,  the  Sub-advisor  may reduce Fund's the position to market weight.  If the security's  ranking  continues to fall into the bottom  third of its  universe,  the  Sub-advisor  may either  sell it or, if it is a very large  capitalization  stock,  will underweight it. The  Sub-advisor  may from time to time deviate from the foregoing  process with respect to the weighting of individual securities in the Fund when determined appropriate by the Sub-advisor.

         The Sub-advisor may delay the Fund's  purchase of securities if recent  weakness in the stock or negative  earnings  revisions by analysts  indicate  that the stock price is likely to decline in the near future,  and it may delay the Fund's sale of securities if recent  strength in the stock or upward  earnings  revisions  indicate the stock is likely to rise soon. The  Sub-advisor  will control risk by reviewing  whether there is undue  portfolio  exposure to industry  sector and other risk factors.  The  Sub-advisor  will take more risk when unusually large value  distortions  within the value realm create unusually large  opportunities to add returns,  and it will take less risk when the opportunities are limited.

         The  Sub-advisor  also seeks to control  risks by  correlating  the size of initial  purchases  by the Fund to the  security's benchmark  weighting,  within plus or minus 0.5%. If market  appreciation of a security  brings the security's  weighting to 1.0% above or below its benchmark  weighting (at the time),  the size of the holding is generally  increased or reduced  accordingly.  Because the
Fund invests  primarily  in stocks,  the Fund is subject to the risks  associated  with stock  investments,  and the Fund's share price therefore  may  fluctuate  substantially.  The Fund's  share  price will be  affected by changes in the stock  markets  generally,  and factors  specific  to a company or an  industry  will  affect the  prices of  particular  stocks  held by the Fund (for  example,  poor earnings,  loss of major  customers,  availability of basic resources or supplies,  major litigation  against a company,  or changes in governmental  regulation  affecting an  industry).  The Fund's focus on large,  more-established  companies  may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  While the Fund's value investing  historically has involved less risk than  investing in growth  companies,  investing in value stocks  carries the risks that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Derivatives.  The Fund may invest in various  instruments  that are or may be  considered  derivatives,  including  securities index futures  contracts  and related  options.  These  instruments  may be used for several  reasons:  to simulate full  investment in equities while retaining cash for fund management  purposes,  to facilitate  trading, or to reduce transaction costs. The Fund will not use  derivatives  for  speculative  purposes  or to  leverage  its  assets.  The Fund will limit its use of  securities  index  futures contracts  and related  options so that, at all times,  margin  deposits for futures  contracts and premiums on related  options do not exceed 5% of the Fund's assets and the  percentage of the Fund's assets being used to cover its  obligations  under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  The Fund may  maintain  up to 25% of its  assets in  short-term  debt  securities  and  money  market instruments to meet redemption  requests.  These  securities  include  obligations  issued or guaranteed by the U.S.  Government or its agencies or  instrumentalities  or by any of the states,  repurchase  agreements,  commercial paper, and certain bank obligations.  The
Fund will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND:

Investment  Objective:  The  investment  objective  of the Fund  (formerly,  the ASAF  Bankers  Trust  Managed  Index  500  Fund) is to
outperform  the Standard & Poor's 500  Composite  Stock Price Index (the "S&P 500(R)")  through  stock  selection  resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

         The Fund will invest  primarily  in the common  stocks of  companies  included in the S&P 500.  The S&P 500 is an index of 500 common  stocks,  most of which trade on the New York Stock  Exchange Inc. (the "NYSE").  The  Sub-advisor  believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general.

         In seeking to outperform  the S&P 500, the  Sub-advisor  starts with a portfolio of stocks  representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative  criteria  that are designed to indicate  whether a particular  stock will predictably  perform better or worse than the S&P 500. Based on these  criteria,  the  Sub-advisor  determines  whether the Fund should over-weight,  under-weight  or hold a  neutral  position  in the  stock  relative  to the  proportion  of the S&P 500  that  the  stock represents.  In addition,  the Sub-advisor may determine based on the quantitative  criteria that (1) certain S&P 500 stocks should not be held by the Fund in any  amount,  and (2)  certain  equity  securities  that are not  included  in the S&P 500 should be held by the
Fund.  The Fund will not invest more than 15% of its total assets in equity securities of companies not included in the S&P 500.

         As a mutual fund investing  primarily in common stocks,  the Fund is subject to the risk that common stock prices will decline over short or even extended  periods.  The U.S.  stock market tends to be cyclical,  with periods when stock prices  generally rise and periods when prices  generally  decline.  The  Sub-advisor  believes that the various  quantitative  criteria  used to determine  which stocks to over- or  under-weight  will balance each other so that the overall risk of the Fund is not likely to differ  materially from the risk of the S&P 500 itself.  While the Fund attempts to outperform  the S&P 500, it is not expected  that any  outperformance  will be substantial.  The Fund also may underperform the S&P 500 over short or extended periods.

         About the S&P 500. The S&P 500 is a well-known  stock market index that includes  common stocks of 500 companies  from several industrial  sectors  representing a significant  portion of the market value of all common stocks publicly traded in the United States.
Stocks in the S&P 500 are  weighted  according to their  market  capitalization  (the number of shares  outstanding  multiplied  by the stock's current price).  The  composition of the S&P 500 is determined by S&P based on such factors as market  capitalization,  trading activity,  and whether the stock is  representative  of stocks in a particular  industry  group.  The composition of the S&P 500 may be changed from time to time.  "Standard & Poor's(R)",  "S&P 500(R)",  "Standard & Poor's 500",  and "500" are  trademarks of The  McGraw-Hill
Companies,  Inc. and have been licensed for use by the Investment  Manager.  The Fund is not sponsored,  endorsed,  sold or promoted by
Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Other Investments:

         Derivatives.  The Fund may invest in various  instruments  that are or may be  considered  derivatives,  including  securities index  futures  contracts  and  related  options,  warrants  and  convertible  securities.  These  instruments  may be used for several reasons:  to simulate full investment in the S&P 500 while  retaining cash for fund  management  purposes,  to facilitate  trading,  to reduce transaction costs or to seek higher investment  returns when the futures contract,  option,  warrant or convertible  security is priced more  attractively  than the  underlying  equity  security or the S&P 500.  The Fund will not use  derivatives  for  speculative purposes or to leverage its assets.  The Fund will limit its use of  securities  index futures  contracts and related  options so that, at all times,  margin  deposits for futures  contracts  and premiums on related  options do not exceed 5% of the Fund's  assets and the percentage of the Fund's assets being used to cover its obligations under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  The Fund may  maintain  up to 25% of its  assets in  short-term  debt  securities  and  money  market instruments  to meet  redemption  requests or to facilitate  investment  in the  securities of the S&P 500.  These  securities  include obligations  issued or  guaranteed  by the U.S.  Government or its agencies or  instrumentalities  or by any of the states,  repurchase agreements,  commercial  paper,  and certain  bank  obligations.  The Fund will not invest in these  securities  as part of a temporary defensive strategy to protect against potential market declines.

ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment  Objective:  The  investment  objective  of the Fund  (formerly,  the ASAF Lord Abbett  Growth and Income Fund) is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Fund normally will invest in common stocks (and securities  convertible  into common stocks).  The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the  Fund's  assets  invested  in  securities  that are  selling  at  reasonable valuations in relation to their  fundamental  business  prospects.  In doing so, the Fund may forgo some  opportunities for gains when, in the judgement of the Sub-advisor, they are too risky.

         In  seeking to achieve  its  objective,  the Fund  invests  primarily  in the equity  securities  of U.S.  companies  that the
Sub-advisor  believes  are  undervalued.  The  Sub-advisor  believes  that,  over time,  stock  prices (of  companies in which the Fund invests) will come to reflect the companies'  intrinsic  economic  values.  The Sub-advisor  uses a disciplined  investment  process to evaluate the companies in its  extensive  research  universe.  Through this process,  the  Sub-advisor  seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

         The  Sub-advisor's  analysts  prepare  their own  earnings  estimates  and  financial  models for each company  followed.  The
Sub-advisor  employs these models to identify  equity  securities  whose  current  market prices do not reflect what it considers to be their intrinsic  economic value. In determining a company's  intrinsic  economic value, the Sub-advisor  takes into account any factors it believes bear on the ability of the company to perform in the future,  including earnings growth,  prospective cash flows,  dividend growth and growth in book value.  The Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative  order of  disparity  between  their stock  prices and their  intrinsic  economic  values,  with  companies  with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

         The prices of the common  stocks  that the Fund  invests  in will  fluctuate.  Therefore,  the  Fund's  share  price will also fluctuate,  and may decline  substantially.  While there is the risk that an investment will never reach what the Sub-advisor  believes is its full value,  or go down in value,  the Fund's risk and share price  fluctuation  (and  potential for gain) may be less than many other stock funds because of the Fund's emphasis on large, seasoned company value stocks.

Other Investments:

         The Fund,  in addition to investing in common stocks and  convertible  securities,  may write  covered call options  listed on domestic  securities  exchanges  with respect to  securities in the Fund. It is not intended for the Fund to write covered call options with  respect  to  securities  with an  aggregate  market  value of more  than 10% of the  Fund's  net  assets at the time an option is written.  The Fund also may purchase and sell forward and futures  contracts  and related  options for hedging  purposes.  The Fund may also invest up to 10% of the Fund's net assets (at the time of  investment)  in foreign  securities,  and invest in straight  bonds and other debt securities.

         Temporary  Investments.  The Fund may invest in  short-term  debt and other high  quality  fixed-income  securities  to create reserve  purchasing power and also for temporary  defensive  purposes.  While the Fund is in a defensive  position,  the opportunity to achieve its investment objective will be limited.

ASAF MFS GROWTH WITH INCOME FUND:

Investment  Objective:  The investment  objective of the Fund is to seek to provide  reasonable  current  income and long-term  capital growth and income.

Principal Investment Policies and Risks:

         The Fund invests,  under normal market conditions,  at least 65% of its total assets in common stocks and related  securities, such as preferred  stocks,  convertible  securities and depositary  receipts.  The stocks in which the Fund invests  generally will pay dividends.  While  the Fund may  invest in  companies  of any  size,  the Fund  generally  focuses  on  companies  with  larger  market capitalizations  that the  Sub-advisor  believes have  sustainable  growth  prospects and  attractive  valuations  based on current and expected earnings or cash flow.

         The  Sub-advisor  uses a "bottom  up," as  opposed to "top  down,"  investment  style in  managing  the Fund.  This means that securities are selected based upon  fundamental  analysis of individual  companies (such as analysis of the companies'  earnings,  cash flows, competitive position and management abilities) by the Sub-advisor.

         The Fund may invest up to 20% of its total assets in foreign equity securities.

         As with any fund  investing  primarily in common stocks,  the value of the  securities  held by the Fund may decline in value, either because of changing  economic,  political or market  conditions or because of the economic  condition of the company that issued the security.  These declines may be  substantial.  In light of the Fund's focus on  income-producing  large-cap  stocks,  the risk and share price  fluctuations  of the Fund (and its  potential  for gain) may be less than many other stock  funds.  The Fund may invest in foreign  companies,  including  companies  located in  developing  countries,  and it  therefore  will be subject to risks  relating to political,  social and economic  conditions  abroad,  risks  resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency exchange rates.

Other Investments:

         Although  the Fund  will  invest  primarily  in  common  stocks  and  related  securities,  the Fund may also  invest  in debt securities,  including  variable and floating rate securities and zero coupon,  deferred  interest and pay-in-kind  bonds. The Fund may also purchase warrants and make short sales "against the box."

         Futures and Forward  Contracts.  The Fund may purchase and sell futures contracts on securities  indices,  foreign  currencies and interest rates for hedging and  non-hedging  purposes.  The Fund may also enter into forward  contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may depart from its principal  investment  strategy by  temporarily  investing for defensive purposes when adverse market,  economic or political  conditions exist. When investing for defensive  purposes,  the Fund may hold cash or invest in cash equivalents such as short-term U.S.  government  securities,  commercial paper and bank  instruments.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF INVESCO EQUITY INCOME FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek capital  growth and current  income  while  following  sound investment practices.

Principal Investment Policies and Risks:

         The Fund seeks to achieve its  objective  by investing in its  corresponding  Portfolio,  which in turn will seek to invest in securities that are expected to produce  relatively high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its assets in  dividend-paying  common and preferred  stocks of domestic and foreign  issuers.  Up to 30% of the
Portfolio's  assets may be invested in equity securities that do not pay regular  dividends.  In addition,  the Portfolio normally will have some portion of its assets  invested in debt  securities  or  convertible  bonds.  The Portfolio may invest up to 25% of its total assets in foreign  securities,  including  securities of issuers in countries  considered to be developing.  These foreign  investments may serve to increase the overall risks of the Portfolio.

         The  Portfolio's  investments  in common  stocks  may,  of course,  decline in value,  which will  result in  declines  in the
Portfolio's  (and Fund's) share price.  Such declines could be substantial.  To minimize the risk this presents,  the Sub-advisor  will not invest,  with respect to 75% of the value of its total assets,  more than 5% of the Portfolio's assets in the securities of any one company  or more than 25% of the  Portfolio's  assets  in any one  industry.  In light of the  Portfolio's  focus on  income  producing stocks, its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The  Portfolio's  investments in debt  securities  will generally be subject to both credit risk and market risk.  Credit risk  relates to the ability of the issuer to meet  interest or principal  payments,  or both,  as they come due.  Market risk  relates to the fact that the market  values of debt  securities  in which the  Portfolio  invests  generally  will be affected by changes in the level of  interest  rates.  An  increase in  interest  rates will tend to reduce the market  values of debt  securities, whereas a decline in interest  rates will tend to increase  their values.  Although the  Sub-advisor  will limit the  Portfolio's  debt security  investments  to  securities  it believes are not highly  speculative,  both kinds of risk are  increased by investing in debt securities  rated below the top four  grades by Standard & Poor's  Corporation  or Moody's  Investors  Services,  Inc.,  or  equivalent unrated debt securities ("junk bonds").

         In order to minimize its risk in investing in debt  securities,  the  Portfolio  will invest no more than 15% of its assets in junk  bonds,  and in no event will the  Portfolio  ever  invest in a debt  security  rated  below Caa by  Moody's or CCC by  Standard &
Poor's.  While the  Sub-advisor  will monitor all of the debt  securities in the  Portfolio  for the issuers'  ability to make required principal and interest  payments and other quality  factors,  the  Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum  rating  required for purchase of such a security.  For a discussion of the special risks  involved in lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  In  periods of  uncertain  market and  economic  conditions,  the  Portfolio  may assume a  defensive position with up to 100% of its assets  temporarily  invested in high quality  corporate  bonds or notes or government  securities,  or held in cash.  While the Portfolio is in a defensive  position,  the opportunity for the Portfolio and Fund to achieve their investment objectives may be limited.

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth and current income.

Principal Investment Policies and Risks:

         The Sub-advisor  intends to maintain  approximately  60% of the Fund's assets in equity  securities and the remainder in bonds and other  fixed  income  securities.  Both the  Fund's  equity  and fixed  income  investments  will  fluctuate  in value.  The equity securities will fluctuate depending on the performance of the companies that issued them, general market and economic  conditions,  and investor  confidence.  The fixed  income  investments  will be affected  primarily by rising or falling  interest  rates and the credit quality of the issuers.  As a Fund that invests  both in equity and fixed  income  securities,  the Fund's risk of loss and share price fluctuation will tend to be less than funds investing  primarily in equity securities and more than funds investing  primarily in fixed income securities.

         Equity Investments.  With the equity portion of the Fund, the Sub-advisor  utilizes  quantitative  management  techniques in a two-step  process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly  traded U.S.  companies  (measured  by the value of their  stock) from most  attractive  to least  attractive.  These rankings are determined by using a computer model that combines  measures of a stock's value and measures of its growth  potential.  To measure  value,  the  Sub-advisor  uses  ratios of stock  price to book value and stock price to cash flow,  among  others.  To measure growth,  the  Sub-advisor  uses the rate of growth in a company's  earnings  and changes in its  earnings  estimates,  as well as other factors.

         In the second  step,  the  Sub-advisor  uses a  technique  called  portfolio  optimization.  In  portfolio  optimization,  the
Sub-advisor  uses a computer to build a portfolio  of stocks from the ranking  described  earlier  that it thinks will provide the best balance  between risk and expected  return.  The goal is to create an equity  portfolio  that provides  better returns than the S&P 500
Index without taking on significant additional risk.

         Fixed  Income  Investments.  The  Sub-advisor  intends to  maintain  approximately  40% of the Fund's  assets in fixed  income securities.  Up to 20% of the  Portfolio's  fixed  income  securities  may be  invested  in  foreign  fixed  income  securities.  These percentages  will  fluctuate and may be higher or lower  depending on the mix the  Sub-advisor  believes will be most  appropriate  for achieving the Fund's objectives.

         The fixed income portion of the Fund is invested in a diversified portfolio of government  securities,  corporate fixed income securities,  mortgage-backed  and asset-backed  securities,  and similar securities.  The Sub-advisor's  strategy is to actively manage the Fund by investing the Fund's fixed income assets in sectors it believes are  undervalued  (relative to the other sectors) and which represent better relative long-term investment opportunities.

         The  Sub-advisor  will adjust the  weighted  average  portfolio  maturity in response to expected  changes in interest  rates.
Under normal  market  conditions,  the weighted  average  maturity of the fixed income  portion of the Fund will be in the 3 to 10 year range.  During periods of rising interest  rates,  the weighted  average  maturity may be reduced in order to reduce the effect of bond price  declines on the Fund's net asset  value.  When  interest  rates are  falling  and bond prices are rising,  the Fund may be moved toward the longer end of its maturity range.

         Debt  securities  that comprise the Fund's fixed income  portfolio will primarily be investment  grade  obligations.  However, the Fund may invest up to 15% of its fixed income assets in high-yield  securities or "junk bonds."  Regardless of rating  levels,  all debt securities  considered for purchase by the Fund are analyzed by the Sub-advisor to determine,  to the extent reasonably  possible, that the planned  investment  is sound,  given the  investment  objective of the Fund.  For an  additional  discussion  of  lower-rated securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         In determining the allocation of assets among U.S. and foreign capital  markets,  the Sub-advisor  considers the condition and growth potential of the various economies;  the relative valuations of the markets;  and social,  political,  and economic factors that may affect the markets.  The Sub-advisor  also considers the impact of foreign  exchange rates in selecting  securities  denominated in foreign currencies.

         Foreign  Securities.  The Fund may invest up to 25% of its total  assets in equity  and debt  securities  of foreign  issuers, including  foreign  governments and their agencies,  when these securities meet its standards of selection.  (As noted above, up to 20%
of the fixed income portion of the Fund normally may be invested in foreign  securities.)  These  investments will be made primarily in issuers in developed markets.  The Fund may make such investments either directly in foreign  securities,  or by purchasing  depositary receipts  for foreign  securities.  To protect  against  adverse  movements in exchange  rates  between  currencies,  the Fund may, for hedging  purposes  only,  enter into forward  currency  exchange  contracts and buy put and call options  relating to currency  futures contracts.

Other Investments:

         The Fund may make  short  sales  "against  the  box." The Fund may also  invest in  derivative  securities.  Certain  of these derivative securities may be described as "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of depositary  receipts),  currencies,  interest rates,  securities  indices or other financial indicators  ("reference  indices").  The Fund may not invest in a derivative  security  unless the reference index or the instrument to which it relates is an eligible  investment for the Fund.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

         For further  information on these  securities and investment  practices,  see this Prospectus  under "Certain Risk Factors and
Investment Methods."

ASAF FEDERATED HIGH YIELD BOND FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek high current  income by investing  primarily in fixed income securities.  The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

         The Fund will invest at least 65% of its assets in lower-rated  corporate fixed income securities ("junk bonds").  These fixed income securities may include preferred stocks,  convertible  securities,  bonds,  debentures,  notes, equipment lease certificates and equipment  trust  certificates.  The  securities  in which the Fund  invests  usually  will be rated  below the  three  highest  rating categories of a nationally  recognized rating  organization (AAA, AA, or A for Standard & Poor's Corporation  ("Standard & Poor's") and
Aaa, Aa or A for Moody's Investors Service,  Inc.  ("Moody's")) or, if unrated,  are of comparable quality.  There is no lower limit on the rating of securities in which the Fund may invest.  The Fund may purchase or hold  securities  rated in the lowest rating  category or securities in default.

         A fund that  invests  primarily  in  lower-rated  fixed  income  securities  will be subject to greater  risk and share  price fluctuation  than a typical  fixed  income  fund,  and may be subject to an amount of risk that is  comparable  to or greater than many equity funds.  Lower-rated  securities  will usually offer higher yields than  higher-rated  securities,  but with more risk of loss of principal and interest.  This is because of the reduced  creditworthiness  of the securities  and the increased  risk of default.  Like equity  securities,  lower-rated  fixed income  securities tend to reflect  short-term  corporate and market  developments to a greater extent than higher-rated fixed income securities, which tend to react primarily to fluctuations in market interest rates.

         An economic  downturn may adversely affect the value of some lower-rated  bonds.  Such a downturn may especially affect highly leveraged  companies or companies in industries  sensitive to market cycles,  where  deterioration  in a company's cash flow may impair its ability to meet its obligations  under the bonds.  From time to time,  issuers of lower-rated  bonds may seek or may be required to restructure  the terms and  conditions  of the  securities  they have  issued.  As a result of these  restructurings,  the value of the securities may fall, and the Fund may bear legal or administrative expenses in order to maximize recovery from an issuer.

         The  secondary  trading  market  for  lower-rated  bonds is  generally  less  liquid  than the  secondary  trading  market for higher-rated  bonds.  Adverse publicity and the perception of investors relating to these securities and their issuers,  whether or not warranted,  may also affect the price or  liquidity  of  lower-rated  bonds.  For an  additional  discussion  of the risks  involved in lower-rated securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

                  Credit Research.  The Sub-advisor will perform its own credit analysis in addition to using rating  organizations and other  sources,  and may  have  discussions  with  the  issuer's  management  or  other  investment  analysts  regarding  issuers.  The
Sub-advisor's  credit analysis will consider the issuer's  financial  soundness,  its  responsiveness  to changing  business and market conditions,  and its  anticipated  cash flow and earnings.  In evaluating an issuer,  the  Sub-advisor  places special  emphasis on the estimated current value of the issuer's assets rather than their historical cost.

                  Diversification.  The Sub-advisor invests in securities of many different issuers,  industries,  and economic sectors to reduce portfolio risk.

                  Economic Analysis.  The Sub-advisor will analyze current  developments and trends in the economy and in the financial markets.

Other Investments:

         Under  normal  circumstances,  the Fund will not invest more than 10% of its total assets in equity  securities.  The Fund may invest up to 10% of its total assets in foreign securities that are not publicly traded in the United States.

         The Fund may own zero coupon  bonds or  pay-in-kind  securities,  which are fixed income  securities  that do not make regular cash interest  payments.  The prices of these  securities  are generally  more  sensitive to changes in market  interest rates than are conventional  bonds.  Additionally,  interest on zero coupon bonds and  pay-in-kind  securities  must be reported as taxable  income to the Fund even though it receives no cash interest until the maturity of such securities.

         The Portfolio may invest in securities issued by real estate investment  trusts,  which are companies that hold real estate or mortgage  investments.  Usually,  real estate  investment  trusts are not diversified,  and,  therefore,  are subject to the risks of a single  project or a small number of projects.  They also may be heavily  dependent on cash flows from the property  they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property.

         Temporary  Investments.  The Fund may also invest all or a part of its assets  temporarily in cash or cash items for defensive purposes  during times of unusual  market  conditions  or to maintain  liquidity.  Cash items may include  certificates  of deposit and other bank  obligations;  commercial paper (generally  lower-rated);  short-term  notes;  obligations  issued or guaranteed by the U.S.
government  or its  agencies  or  instrumentalities;  and  repurchase  agreements.  While  the  Fund is in a  defensive  position,  the opportunity to achieve its investment objective of high current income may be limited.

ASAF PIMCO TOTAL RETURN BOND FUND:

Investment  Objective:  The  investment  objective of the Fund is to seek to maximize total return,  consistent  with  preservation  of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Fund will invest in its  corresponding  Portfolio,  at least 65% of the assets of which will be invested in the  following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
o        obligations of international agencies or supranational entities.

         Portfolio  holdings will be  concentrated  in areas of the bond market (based on quality,  sector,  interest rate or maturity)
that the Sub-advisor  believes to be relatively  undervalued.  In selecting  fixed income  securities,  the  Sub-advisor  uses economic forecasting,  interest  rate  anticipation,  credit and call risk  analysis,  foreign  currency  exchange rate  forecasting,  and other securities  selection  techniques.  The proportion of the  Portfolio's  assets  committed to investment in securities  with  particular characteristics  (such as  maturity,  type and coupon  rate) will vary based on the  Sub-advisor's  outlook  for the U.S.  and  foreign economies,  the financial  markets,  and other  factors.  The management of duration (a measure of a fixed income  security's  expected life that  incorporates  its yield,  coupon  interest  payments,  final  maturity  and call  features  into one  measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income  securities of varying  maturities.  The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest rates.  The Portfolio may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade  ("junk  bonds") but are rated B or higher by Moody's Investors  Services,  Inc.  ("Moody's") or Standard & Poor's Corporation  ("S&P") (or, if unrated,  determined by the
Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing primarily in fixed income securities such as the
Portfolio is not expected to be as great as that obtained by a portfolio  investing in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed  income  portfolio is expected to be less than that of an equity  portfolio,  so that a fixed income portfolio is generally  considered to be a more  conservative  investment.  However,  the  Portfolio  can and routinely  does invest in certain complex fixed income  securities  (including  various types of  mortgage-backed  and  asset-backed  securities) and engage in a number of investment  practices (including futures,  options,  swaps and dollar rolls) as described below, that many other fixed income funds do not utilize.  These  investments and practices are designed to increase the Portfolio's  return or hedge its investments,  but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities will change  inversely with changes in market  interest  rates. As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities than for short-term  securities.  Certain  mortgage-backed  and asset-backed  securities  and  derivative  instruments  in which the Portfolio may invest may be  particularly  sensitive to changes in interest  rates.  The  Portfolio  is also  subject  to  credit  risk,  which is the  possibility  that an issuer  of a  security  (or a counterparty  to a derivative  contract)  will default or become unable to meet its  obligation.  Generally,  the lower the rating of a security, the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the investment  practices that the Portfolio will engage in. More information about some of these  investments,  including  futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various types of U.S. Government  securities,  including those that are  supported  by the full faith and credit of the United  States;  those that are  supported  by the right of the  issuing  agency to borrow from the U.S.  Treasury;  those that are  supported  by the  discretionary  authority  of the U.S.  Government  to purchase  the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate  Debt  Securities.  Corporate  debt  securities  include  corporate  bonds,  debentures,  notes  and  other  similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange  rates  between the U.S.  dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income  opportunities  may be unattractive or limited due to insufficient  supply or legal or technical  restrictions.  In such cases,  the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable  and Floating  Rate  Securities.  Variable and floating  rate  securities  provide for a periodic  adjustment  in the interest rate paid on the obligations.  The interest rates on these  securities are tied to other interest rates,  such as money-market indices or Treasury  bill rates,  and reset  periodically.  While these  securities  provide  the  Portfolio  with a certain  degree of protection  against  losses caused by rising  interest  rates,  they will cause the  Portfolio's  interest  income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income securities whose principal value is periodically adjusted according to the rate of  inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on  typical  bonds.  Over the life of the bond,  however,  this  interest  will be paid based on a  principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not guaranteed,  and will fluctuate.  The Portfolio may invest in  inflation-indexed  bonds that do not provide a repayment  guarantee.
While these securities are expected to be protected from long-term  inflationary trends,  short-term increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the  return of  principal  and  payment  of interest is contingent upon the  non-occurrence  of a specific  "trigger" event,  such as a hurricane,  earthquake or other physical or weather-related  phenomenon.  Some  event-linked  bonds are commonly  referred to as "catastrophe  bonds." If the trigger event occurs, the  Portfolio  may lose all or a portion of the amount it invested in the bond.  Event-linked  bonds often provide for an extension of maturity  to process  and audit loss claims  where a trigger  event has,  or possibly  has,  occurred.  An  extension  of maturity  may increase  volatility.  Event-linked  bonds may also expose the Fund to certain  unanticipated  risks  including  credit  risk,  adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Backed  and Other Asset-Backed  Securities.  The Portfolio may invest all of its assets in mortgage-backed  and other
asset-backed  securities,   including  collateralized  mortgage  obligations.  The  value  of  some  mortgage-backed  and  asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar Rolls.  In addition to entering into reverse  repurchase  agreements (as described below under  "Certain Risk Factors and  Investment  Methods"),  the Portfolio may also enter into dollar rolls.  In a dollar roll,  the
Portfolio  sells  mortgage-backed  or other  securities  for  delivery in the current  month and  simultaneously  contracts to purchase substantially  similar  securities on a specified  future date.  The Portfolio  forgoes  principal and interest paid on the  securities sold in a dollar roll, but the Portfolio is  compensated  by the difference  between the sales price and the lower price for the future purchase,  as well as by any interest  earned on the proceeds of the securities  sold. The Portfolio also could be compensated  through the receipt of fee income.  Reverse  repurchase  agreements and dollar rolls can be viewed as  collateralized  borrowings and, like any borrowings,  will tend to exaggerate  fluctuations in Portfolio's  (and Fund's) share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The Portfolio may invest up to 20% of its assets in securities  denominated  in foreign  currencies  and may invest  beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.  The  Portfolio may invest up to 10% of its assets in  securities  of issuers based in developing  countries  (as  determined by the  Sub-advisor).  The Portfolio may buy and sell foreign currency futures  contracts and options on foreign  currencies and foreign currency futures  contracts,  and enter into forward foreign  currency  exchange  contracts for the purpose of hedging  currency  exchange risks arising from the Portfolio's  investment or anticipated investment in securities denominated in foreign currencies.

         Short  Sales  "Against  the Box." The  Portfolio  may sell  securities  short  "against  the  box." For a  discussion  of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The Portfolio may purchase and write call and put options on securities,  securities  indices and on foreign  currencies.  The Portfolio may invest in interest rate futures  contracts,  stock index futures contracts and foreign currency futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with  respect  to foreign  currencies,  interest  rates and  securities  indices.  The  Portfolio  may use these techniques  to hedge  against  changes in  interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into  interest  rate,  index and currency  exchange  rate swap  agreements  for the purposes of attempting to obtain a desired  return at a lower cost than if the  Portfolio had invested  directly in an instrument  that yielded the desired  return.  Swap agreements are two-party  contracts  entered into primarily by  institutional  investors for periods ranging from a few weeks to more than one year.  In a standard  "swap"  transaction,  the two parties agree to exchange the returns (or differentials  in rates of return) earned or realized on particular  investments or  instruments.  The returns to be exchanged  between the parties are calculated with respect to a "notional  amount," i.e., a specified dollar amount that is  hypothetically  invested at a particular interest rate, in a particular foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap agreements  include interest rate caps, under which, in return for a premium,  one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest floors,  under which, in return for a premium,  one party agrees to make  payments to the other to the extent that  interest  rates fall below a specified  level or "floor";  and interest  rate collars,  under which a party sells a cap and  purchases a floor or vice versa in an attempt to protect  itself  against  interest rate movements exceeding given minimum or maximum levels.

         Under most swap  agreements  entered  into by the  Portfolio,  the  parties'  obligations  are  determined  on a "net  basis."
Consequently,  the  Portfolio's  obligations  (or rights) under a swap  agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap  agreements  will be successful will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater returns than other  investments.  Moreover,  the Portfolio may not receive the  expected  amount under a swap  agreement if the other party to the  agreement  defaults or becomes  bankrupt.  The swaps market is relatively new and is largely unregulated.

ASAF JPM MONEY MARKET FUND:

Investment Objective:  The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money  market  fund,  the Fund seeks to maintain a stable net asset value of $1.00 per share.  In other  words,  the Fund attempts to operate so that  shareholders do not lose any of the principal  amount they invest in the Fund. Of course,  there can be no assurance  that the Fund will achieve its goal of a stable net asset value,  and shares of the Fund are neither  insured nor guaranteed by the U.S.  government or any other  entity.  For  instance,  the issuer or guarantor of a portfolio  security or the other party to a contract  could default on its  obligation,  and this could cause the Fund's net asset value to fall below $1. In addition,  the income earned by the Fund will fluctuate based on market conditions and other factors.

         The Fund invests in its  corresponding  Portfolio.  Under the regulatory  requirements  applicable to money market funds,  the
Portfolio  must  maintain  a  weighted  average  portfolio  maturity  of not  more  than 90  days  and  invest  in  high  quality  U.S.
dollar-denominated  securities  that have  effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its investments to those  securities  that, in accordance with guidelines  adopted by the Directors of the Company,  present minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

o        if rated by only one nationally  recognized  statistical  rating  organization  (such as Moody's and Standard & Poor's),  such organization has rated it with the highest rating assigned to short-term debt securities;
o        if rated by more than one nationally  recognized  statistical  rating  organization,  at least two rating  organizations  have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

     These  standards  must be satisfied at the time an  investment  is made.  If the quality of the  investment  later  declines,  the
Portfolio may continue to hold the  investment,  subject in certain  circumstances  to a finding by the Trustees that  disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Portfolio may invest in obligations  of the U.S.  Government and its agencies and instrumentalities  either directly or through  repurchase  agreements.  U.S.  Government  obligations  include:  (i) direct obligations issued by the  United  States  Treasury  such as  Treasury  bills,  notes and  bonds;  and (ii)  instruments  issued or  guaranteed  by government-sponsored  agencies acting under  authority of Congress.  Some U.S.  Government  Obligations are supported by the full faith and credit of the U.S. Treasury;  others are supported by the right of the issuer to borrow from the Treasury;  others are supported by the  discretionary  authority of the U.S.  Government  to purchase the agency's  obligations;  still others are  supported  only by the credit of the agency.  There is no assurance that the U.S.  Government will provide  financial  support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The  Portfolio may invest in high quality  United States  dollar-denominated  negotiable  certificates  of deposit,  time deposits and bankers'  acceptances of U.S. and foreign banks,  savings and loan  associations  and savings banks meeting certain  total asset  minimums.  The Portfolio may also invest in  obligations  of  international  banking  institutions  designated or supported by national  governments  to promote  economic  reconstruction,  development  or trade between  nations  (e.g.,  the European
Investment Bank, the  Inter-American  Development Bank, or the World Bank).  These obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Portfolio  may invest in high quality  commercial  paper and corporate  bonds issued by United
States  corporations.  The  Portfolio  may also invest in bonds and  commercial  paper of foreign  issuers if the  obligation is United
States dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  As may be permitted by current  laws and  regulations,  the  Portfolio  may invest in  asset-backed securities up to 10% of its net assets.

         Synthetic  Instruments.  As may be  permitted by current laws and  regulations  and if expressly  permitted by the Trustees of the Trust, the Portfolio may invest in certain synthetic  instruments.  Such instruments  generally involve the deposit of asset-backed securities in a trust  arrangement  and the issuance of certificates  evidencing  interests in the trust.  The Sub-advisor  will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments  must be  denominated  in U.S.  dollars and may be made  directly in  securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information  on certain of these  investments,  see this  Prospectus  under  "Certain  Risk  Factors and  Investment
Methods."

                                                          PORTFOLIO TURNOVER

         Each  Non-Feeder  Fund and Portfolio may sell its portfolio  securities,  regardless of the length of time that they have been held, if the Sub-advisor  and/or the Investment  Manager  determines that it would be in the Fund's or Portfolio's  best interest to do
so. It may be  appropriate  to buy or sell  portfolio  securities  due to economic,  market,  or other  factors that are not within the
Sub-advisor's  or Investment  Manager's  control.  Such  transactions  will increase a Fund's  "portfolio  turnover." A 100%  portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

         Although  turnover  rates may vary  substantially  from year to year,  it is  anticipated  that the following  Portfolios  and
Non-Feeder Funds may regularly have annual rates of turnover exceeding 100%.

         ASAF Founders International Small Capitalization Fund
         ASAF Janus Overseas Growth Fund
         ASMT American Century International Growth Portfolio
         ASAF Janus Small-Cap Growth Fund
         ASAF Scudder Small-Cap Growth Fund
         ASAF Janus Mid-Cap Growth Fund
         ASAF Neuberger Berman Mid-Cap Growth Fund
         ASAF Neuberger Berman Mid-Cap Value Fund
         ASAF INVESCO Technology Fund
         ASAF INVESCO Health Sciences Fund
         ASAF ProFund Managed OTC Fund
         ASAF Alliance Growth Fund
         ASAF Marsico Capital Growth Fund
         ASMT Janus Capital Growth Portfolio
         ASAF Alliance/Bernstein Growth + Value Fund*
         ASMT PIMCO Total Return Bond Portfolio

         A high rate of portfolio  turnover (100% or more) involves  correspondingly  higher  brokerage  commission  expenses and other transaction  costs,  which are borne by a Fund and will reduce its performance.  High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

*Portfolio turnover for the growth portion of the Fund may exceed 100%.

                                                           HOW TO BUY SHARES

MINIMUM INVESTMENTS:

         You can open a Fund account with a minimum initial  investment of $1,000 in a particular Fund and make additional  investments to the  account at any time with as little as $50.  The  initial  investment  minimum is  reduced  to $50 per Fund  through  "Automatic
Investment  Plans," which are discussed in this Prospectus under "Special  Investment  Programs and Privileges."  Lower minimum initial and  additional  investments  may also be  applicable  in certain  other  circumstances,  including  purchases  by certain tax deferred retirement  programs.  There  is  no  minimum  investment  requirement  when  you  are  buying  shares  by  reinvesting  dividends  and distributions from a Fund.

METHODS OF BUYING SHARES:

         Each Fund offers four different classes of shares -- Class A shares,  Class B shares,  Class C shares and Class X shares.  The different  classes of shares  represent  investments in the same  portfolio of securities  but are subject to different  sales charges, expenses and,  likely,  different  share prices.  When you purchase  shares of the Funds, be sure to specify the class of shares of the
Fund(s)  you wish to  purchase.  If you do not  choose,  your  investment  will be made in Class A shares.  See  below  for a  detailed description of each class.

         You can purchase shares of the Funds through any selling dealer, broker, bank or other financial institution  ("dealers"),  or directly through the Company.  Methods of purchasing shares include:

         Buying Shares Through Your Dealer.  Your dealer will place your order with the Company on your behalf.

         Buying  Shares  Through  the  Company.  Make your check  payable  to  "American  Skandia  Advisor  Funds,  Inc." and mail your investment,  along with your completed account application,  to the address indicated on the application.  Please include an investment dealer on the application.  If an application is submitted  without a dealer listed,  American  Skandia  Marketing,  Incorporated  (the
"Distributor") will act as your agent in buying the Shares.

         Buying Shares Through Wire Transfer.  You should instruct your bank to transfer funds by wire to:

                                                            ABA # 011000028
                                                   State Street Bank & Trust Company
                                                         Boston, Massachusetts
                                                            DDA # 99052995

                                               FBO: American Skandia Advisor Funds, Inc.
                                                     Fund Name and Class of Shares
                                                  Shareholder Name and Account Number

             Buying Shares Through Bank-Linked  Accounts.  If you have selected this option on your account  application,  you may link your Fund account to your designated bank account electronically.  Purchase minimums and sales charges will apply.

PURCHASE ORDERS:

         Purchase  orders for the Funds are accepted  only on days on which the New York Stock  Exchange  ("NYSE") is open for business
(a "business  day").  Orders received by Boston Financial Data Services,  Inc. (the "Transfer  Agent") on any business day prior to the close of trading on the NYSE  (normally  4:00 p.m.  Eastern  Time) will receive the offering  price  calculated at the close of trading that day. The  offering  price is the net asset value  ("NAV")  plus any initial  sales  charge that  applies.  Orders  received by the
Transfer  Agent after the close of trading on a business  day, but prior to the close of trading on the next business day, will receive the offering price  calculated at the close of trading on that next business day. For a discussion of how NAV is  determined,  see this
Prospectus  under  "Determination  of Net Asset  Value." If you  purchase  shares  through a dealer,  your  dealer is  responsible  for forwarding payment promptly to the Transfer Agent.

         The  Company,  the  Distributor  or the  Transfer  Agent  reserves  the right to reject any order for the purchase of a Fund's shares.  The Company may cancel any purchase  order for which payment has not been received by the fifth  business day after  placement of the order.  Additionally,  if the purchase  payment does not clear,  your  purchase will be canceled and you could be liable for any losses or fees the Fund or the Transfer Agent has incurred.  If the Transfer Agent deems it appropriate,  additional  documentation for any order may be required, and the order will not be considered to be received until such additional documentation is received.

PURCHASE OF CLASS A SHARES:

         Class A shares  (other  than Class A shares of the ASAF JPM Money  Market  Fund) are sold at an offering  price that  normally equals NAV plus an initial  sales  charge  that varies  depending  on the amount of your  investment.  In certain  instances  described below,  however,  purchases  are either not  subject to an initial  sales  charge  (and the  offering  price will be at NAV) or will be eligible for reduced sales  charges.  The Fund  receives an amount equal to the NAV to invest for your account.  A portion of the sales charge is retained by the  Distributor  and a portion is allocated to your dealer.  The  Distributor  may allocate the entire amount of the initial  sales  charge to dealers for all sales  occurring  during a  particular  period.  The current  sales  charge  rates are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):

                                   Front-end Sales        Front-end Sales         Front-end Sales        Front-end Sales
                                   Charge (as % of        Charge (as % of amt.    Charge (as % of        Charge (as % of amt.
                                           --------               -------------           --------               ------------
                                   offering price)        invested)               offering price)        invested)
                                   ---------------        ---------               ---------------        ---------
Amount of Purchase:
------------------
Less than $50,000                      4.25%                  4.44%                   5.75%                  6.10%
$50,000 up to $100,000                 3.75%                  3.90%                   5.00%                  5.26%
$100,000 up to $250,000                3.25%                  3.36%                   4.00%                  4.17%
$250,000 up to $500,000                2.25%                  2.30%                   3.00%                  3.09%
$500,000 up to $1 million              1.50%                  1.52%                   2.25%                  2.30%

             Class A shares of the ASAF JPM Money  Market  Fund are sold at their net asset  value  without  an initial  sales  charge.
However,  holders of Class A shares of this Fund may be charged a sales  charge when they  exchange  those shares for Class A shares of the other Funds.  See "How to Exchange Shares" below.

         Purchases  Subject to a Contingent  Deferred Sales Charge  ("CDSC").  There is no initial sales charge on purchases of Class A shares of any one or more of the Funds in the following cases:

o        Purchases aggregating $1 million or more;
o        Purchases by an  employer-sponsored  retirement  plan under section 403(b) of the Code that features an employer  contribution or "match"; or
o        Purchases by an  employer-sponsored  retirement  plan under section 401(a) of the Code (including a 401(k) plan) with at least
                 25 eligible  employees or that uses the services of a third party  administrator  that has  established  an electronic link with the Company.

         However,  if such  Class A shares are  redeemed  within 12 months of the first  business  day of the  calendar  month of their purchase,  a CDSC ("Class A CDSC") will be deducted from the  redemption  proceeds.  The Class A CDSC will not apply to  redemptions of shares  acquired  by the  reinvestment  of  dividends  or  capital  gains  distributions  or  redemptions  for the  purpose  of  making distributions or loans to section 401(a) or 403(b)(7) plan participants,  and will be waived under certain  circumstances  described in the  Company's  SAI. The Class A CDSC will be equal to 1.0% of the lesser of the shares' NAV at the time of  redemption  or the time of purchase.  Therefore,  any  increase  in the share  price is not subject to the CDSC.  The Class A CDSC is paid to the  Distributor  to reimburse  expenses incurred in providing  distribution-related  services to the Fund. To determine whether the Class A CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment of dividends and capital gains  distributions,  and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

         Reduction of Initial  Sales  Charges for Class A Shares.  You may be eligible to buy Class A shares at reduced  initial  sales charge rates in one or more of the following ways:

                  Combined  Purchases.  Initial  sales charge  reductions  are  available by combining  into a single  transaction  the purchase of Class A shares with the  purchase of any other class of shares.  Qualifying  purchases  include  those by you,  your spouse and your children  under the age of 21 (if all parties are  purchasing  shares for their own  account),  those by certain tax qualified plans such as IRAs,  SIMPLE IRAs,  individual type 403(b)(7)  plans,  and single  participant  Keogh type plans for the benefit of such individuals, and those by a company controlled by such individuals

                  Rights of  Accumulation.  The  initial  sales  charge  for your  investment  in Fund  shares  may also be  reduced by aggregating  the  amount of such  investment  with the  current  value of all Fund  shares  currently  owned by you at the time of your current purchase.  The rules described above under "Combined Purchases" may apply.

                  Letter of Intent  ("LOI").  You may reduce the initial  sales charge rate that  applies to your  purchases of Class A shares by meeting the terms of an LOI -- a non-binding  commitment to invest a certain amount within a thirteen-month  period from your initial  purchase.  The total  amount of your  intended  purchases  of all Classes of shares will  determine  the sales charge rate for
Class A shares  purchased  during that period.  This can include  purchases  made up to 90 days before the date of the LOI. Part of the
LOI amount will be held in escrow to cover additional  sales charges that may be due if your total  investments over the LOI period are not sufficient to qualify for the intended sales charge reduction.  The rules described above under "Combined Purchases" may apply.

         Waiver of All Class A Sales  Charges.  No sales charge is imposed on purchases  of Class A shares in  connection  with various types of  transactions  and for  various  types of  investors.  These  sales  charge  waivers  include:  (1)  shares  purchased  by the reinvestment  of loan  repayments by a participant in a retirement  plan; (2) shares  purchased by the  reinvestment  of  distributions received from a Fund; (3) shares  purchased and paid for with the proceeds of shares  redeemed in the prior 180 days from a mutual fund on which an initial  sales charge or CDSC was paid;  (4)  purchases by former  participants  in a qualified  retirement  plan,  where a portion of the plan was invested in the Company;  (5) purchases by  non-qualified  deferred  compensation  plans;  (6) purchases  under arrangements  between the Company and  organizations  which make  recommendations  to or permit group  solicitations  of its employees, members or  participants;  (7)  purchases by  employees  and  registered  representatives  (and their  parents,  spouses and  dependent children) of dealers if the purchase is for the purchaser's own account (or for the benefit of an employee's parents,  spouse,  parents of spouse,  or minor  children);  and (8) purchases by clients of a dealer or other  investment  professional  that has entered into an agreement with the  Distributor  providing for the use of Fund shares in investment  products or services made available to its clients
(those clients may be charged separate fees by their dealer for the products or services).

         In order to receive the above sales  charge  reductions  or waivers,  you must notify the Transfer  Agent of the  reduction or waiver request when you place your purchase order.  The Transfer Agent may require evidence of your  qualification  for such reductions or waivers.  Additional  information  about the above sales charge  reductions  or waivers can be obtained  from the Transfer  Agent by calling 1-800-SKANDIA.

PURCHASE OF CLASS B SHARES:

             Because in most  cases it is more  advantageous  for an  investor  to  purchase  Class A shares  for  amounts in excess of
$500,000,  a request to purchase  Class B shares for $500,000 or more will  normally be  considered  as a purchase  request for Class A shares or declined.

         Class B shares are sold at NAV per share  without an initial sales charge.  However,  if Class B shares are redeemed  within 7 years of their  purchase,  a CDSC ("Class B CDSC") will be deducted from the  redemption  proceeds.  The Class B CDSC will not apply to redemptions  of shares  purchased by the  reinvestment  of dividends or capital  gains  distributions  and may be waived under  certain circumstances  described  below.  The charge will be assessed on the lesser of the shares' NAV at the time of redemption or the time of purchase.  Therefore,  any  increase  in the share  price is not subject to the CDSC.  The Class B CDSC is paid to the  Distributor  to reimburse  expenses  incurred in providing  distribution-related  services to the Fund in  connection  with the sale of Class B shares.
The  Distributor  has assigned its right to receive any Class B CDSC,  as well as any  distribution  and service fees  discussed  below under "Distribution Plans," to certain unrelated parties that provides funding for the up-front sales concession payments.

         To determine  whether the Class B CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment of dividends and capital gains  distributions,  and then will redeem  shares in the order in which they were  purchased  (such that shares held the longest are  redeemed  first).  The amount of the Class B CDSC will  depend on the number of years since your  investment  and the amount being redeemed, according to the following schedule:

                  Redemption During:                      Class B CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       3.0%
                  5th year after purchase                                       2.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       1.0%
                  8th year after purchase                                       None

         For purposes of  determining  the CDSC,  all purchases are considered to have been made on the first business day of the month in which the purchase was actually made.

         Waiver of Class B CDSC.  The  Class B CDSC will be waived in the  following  cases if shares  are  redeemed  and the  Transfer
Agent is notified:  (1)  redemptions  under a Systematic  Withdrawal  Plan as described in this  Prospectus  under "Special  Investment
Programs and Privileges";  (2) redemptions to pay premiums for optional  insurance coverage described in this Prospectus under "Special
Investment  Programs and Privileges";  (3) redemptions  following death or post-purchase  disability (as defined by Section 72(m)(7) of the Code);  (4) the portion of a mandated  minimum  distribution  from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the  percentage  of your plan  assets  held in Class B shares of the  Company;  (5) the  portion of any  substantially  equal  periodic payments  (as  described  in Section  72(t) of the Code)  equal to the  percentage  of your plan  assets  held in Class B shares of the
Company; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

         Automatic  Conversion  of Class B  Shares.  Eight  years  after  you  purchase  Class B shares of a Fund,  those  shares  will automatically  convert  to  Class A  shares  of that  Fund.  This  conversion  feature  relieves  Class B  shareholders  of the  higher asset-based  distribution  charge that applies to Class B shares under the Class B Distribution  and Service Plan described below under
"Distribution  Plans." The conversion is based on the relative NAV of the two classes,  and no sales charge is imposed.  At the time of conversion,  a portion of the Class B shares purchased through the reinvestment of dividends or capital gains ("Dividend  Shares") will also convert to Class A shares.  The portion of Dividend Shares that will convert is determined by the ratio of your  converting  Class
B non-Dividend Shares to your total Class B non-Dividend Shares.

PURCHASE OF CLASS X SHARES:

         Class X shares are currently only offered to certain "Qualified" purchasers  (including,  but not limited to, IRAs, Roth IRAs,
Education  IRAs,  SEP IRAs,  SIMPLE  IRAs and  403(b)(7)  plans).  Any request for  "Non-Qualified"  purchases  of Class X shares up to
$500,000 will normally be considered as a purchase request for Class B shares or declined.  Any request for  "Non-Qualified"  purchases of Class X shares  above  $500,000  will be  considered  as a  purchase  request  for Class A shares or  declined.  Because  it is more advantageous  for an investor to purchase Class A shares for amounts in excess of $1,000,000,  a request to purchase Class X shares for
$1,000,000 or more will normally be considered as a purchase request for Class A shares or declined.

         Class X shares are sold at NAV per share without an initial sales charge.  In addition,  investors  purchasing  Class X shares will receive,  as a bonus,  additional  shares having a value equal to 2.50% of the amount invested ("Bonus  Shares").  The Distributor pays for the Bonus  Shares as part of its  services to the Funds.  The  Distributor  expects to recover the costs of  purchasing  Bonus
Shares through fees received under the Class X Distribution  and Service Plan discussed  below.  Shares  purchased by the  reinvestment of dividends or capital gains distributions are not eligible for Bonus Shares.

         Although  Class X shares are sold without an initial  sales  charge,  if Class X shares are  redeemed  within 8 years of their purchase (7 years in the case of Class X shares  purchased  prior to August 19,  1998),  a CDSC ("Class X CDSC") will be deducted  from the redemption  proceeds.  The Class X CDSC will not apply to redemptions of Bonus Shares or shares  purchased by the  reinvestment  of dividends or capital  gains  distributions  and may be waived under certain  circumstances  described  below.  The Class X CDSC will be assessed on the lesser of the NAV of the shares at the time of  redemption  or the time of  purchase.  Therefore,  any  increase in the share price is not  subject to the CDSC.  The Class X CDSC is paid to the  Distributor  to  reimburse  expenses  incurred in  providing distribution-related  services to the Fund in connection  with the sale of Class X shares.  The  Distributor  has assigned its right to receive any Class X CDSC, as well as any  distribution  and service fees discussed below under  "Distribution  Plans," to a third party that provides funding for the up-front sales concession payments.

         To determine  whether the Class X CDSC applies to a redemption,  the Fund first  redeems  shares not subject to a CDSC (shares acquired by  reinvestment  of dividends  and capital  gains  distributions,  Bonus  Shares,  and shares held for over 8 years) and then redeems  other  shares in the order they were  purchased  (such that shares held the longest  are  redeemed  first).  The amount of the
Class X CDSC will depend on the number of years  since your  investment  and the amount  being  redeemed,  according  to the  following schedule:

                  Redemption During:                      Class X CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       4.0%
                  5th year after purchase                                       3.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       2.0%
                  8th year after purchase                                       1.0%
                  9th or 10th year after purchase                               None

         For purposes of  determining  the CDSC,  all purchases are considered to have been made on the first business day of the month in which the purchase was actually  made. In the case of Class X shares  purchased  prior to August 19, 1998,  the CDSC imposed will be
6% during the first year after  purchase,  5% during the second year,  4% during the third year,  3% during the fourth year,  2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

         Waiver of Class X CDSC.  The  Class X CDSC will be waived in the  following  cases if shares  are  redeemed  and the  Transfer
Agent is notified:  (1)  redemptions  to pay premiums for optional  insurance  coverage  described in this  Prospectus  under  "Special
Investment  Programs and Privileges";  (2) redemptions  following death or post-purchase  disability (as defined by Section 72(m)(7) of the Code);  (3) the portion of a mandated  minimum  distribution  from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the  percentage  of your plan  assets  held in Class X shares of the  Company;  (4) the  portion of any  substantially  equal  periodic payments  (as  described  in Section  72(t) of the Code)  equal to the  percentage  of your plan  assets  held in Class X shares of the
Company; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

         Automatic  Conversion  of Class X Shares.  Ten years after you  purchase  Class X shares of a Fund (eight years in the case of
Class X shares  purchased  prior to August 19,  1998),  those shares will  automatically  convert to Class A shares of that Fund.  This conversion  feature relieves Class X shareholders of the higher  asset-based  distribution  charge that applies to Class X shares under the Class X Distribution  and Service Plan described below under  "Distribution  Plans." The conversion is based on the relative NAV of the two classes,  and no sales charge is imposed.  At the time of  conversion,  a portion of the Class X shares  purchased  through the reinvestment  of dividends or capital gains  ("Dividend  Shares") will also convert to Class A shares.  The portion of Dividend  Shares that will  convert is  determined  by the ratio of your  converting  Class X  non-Dividend  Shares to your total  Class X  non-Dividend
Shares.

PURCHASE OF CLASS C SHARES:

         Because it is more  advantageous for an investor to purchase Class A shares for amounts in excess of $1,000,000,  a request to purchase Class C shares for $1,000,000 or more will normally be considered as a purchase request for Class A shares or declined.

         Class C shares are sold at an offering  price equal to their NAV per share plus an initial  sales charge of 1% of the offering price (1.01% of the amount invested).  The Fund receives an amount equal to the NAV to invest for your account.

         If Class C shares are redeemed  within 12 months of the first  business day of the calendar  month of their  purchase,  a CDSC
("Class C CDSC") of 1.0% will be  deducted  from the  redemption  proceeds.  The Class C CDSC will not apply to  redemptions  of shares purchased by the  reinvestment of dividends or capital gains  distributions  and will be waived under certain  circumstances  described below.  The  charge  will be  assessed  on the  lesser of the NAV of the  shares  at the time of  redemption  or the time of  purchase.
Therefore,  any increase in the share price is not subject to the CDSC.  The Class C CDSC is paid to the  Distributor  to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

         To determine  whether the Class C CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment of dividends and capital gains  distributions,  and then will redeem  shares in the order in which they were  purchased  (such that shares held the longest are redeemed first).

         Waiver of Class C Initial  Sales  Charge.  No initial  sales charge is imposed on  purchases  of Class C shares in  connection with the following  types of  transactions:  (1) purchases by  participants in an asset  allocation  program  sponsored by ASISI or its affiliates;  (2) purchases by SIMPLE IRAs; and (3) purchases by  employer-sponsored  retirement plans that are not eligible to purchase
Class A shares of the Funds without an initial sale charge.

         Waiver of Class C CDSC.  The  Class C CDSC will be waived in the  following  cases if shares  are  redeemed  and the  Transfer
Agent is notified:  (1)  redemptions  under a Systematic  Withdrawal  Plan as described in this  Prospectus  under "Special  Investment
Programs and Privileges";  (2) redemptions to pay premiums for optional  insurance coverage described in this Prospectus under "Special
Investment  Programs and Privileges";  (3) redemptions of shares purchased under an asset allocation  program sponsored by ASISI or its affiliates;  (4)  redemptions  following  death or  post-purchase  disability  (as  defined  by  Section  72(m)(7)  of the  Code);  (5)
distributions  or loans to participants of qualified  retirement  plans and other employee benefit plans; (6) the portion of a mandated minimum  distribution  from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in
Class C shares of the Company;  (7) the portion of any  substantially  equal  periodic  payments (as  described in Section 72(t) of the
Code) equal to the  percentage  of your plan assets held in Class C shares of the Company;  and (8) the return of excess  contributions from an IRA, SIMPLE IRA or 401(k) plan

DISTRIBUTION PLANS:

         The  Company has  adopted a  Distribution  and Service  Plan  (commonly  known as a "12b-1  Plan") for each Class of shares to compensate  the  Distributor  for its  services  and  costs in  distributing  shares  and  servicing  shareholder  accounts.  Under the
Distribution  and  Service  Plan for Class A  shares,  the Fund pays the  Distributor  0.50% of the  Fund's  average  daily net  assets attributable  to Class A  shares.  Under the Plans for  Class B, X and C  shares,  the Fund pays the  Distributor  1.00% of the  Fund's average  daily net assets  attributable  to the  relevant  Class of shares.  Because  these fees are paid out of a Fund's  assets on an ongoing  basis,  these fees may,  over time,  increase the cost of an investment in the Fund and may be more costly than other types of sales charges.

         The  Distributor  uses  distribution  and service fees received under each Plan to compensate  qualified  dealers for services provided in  connection  with the sale of shares and the  maintenance  of  shareholder  accounts.  In addition,  the  Distributor  uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares.

         In  addition,  the  Company  has  adopted a  Supplemental  Distribution  Plan  under  Rule  12b-1 and the Trust has  adopted a
Distribution  Plan under Rule 12b-1 (together,  the  "Supplemental  Plans").  The Supplemental  Plans permit the Distributor to receive brokerage  commissions  in  connection  with  purchases  and sales of  securities  held by the Funds and  Portfolios,  and to use these commissions  to promote the sale of shares of the Company.  Under the  Supplemental  Plans,  transactions  for the purchase and sale of securities for a Fund or Portfolio may be directed to certain  brokers for execution  ("clearing  brokers") who have agreed to pay part of the  brokerage  commissions  received on these  transactions  to the  Distributor  for  "introducing"  transactions  to the clearing
broker.  In  turn,  the  Distributor  will  use  the  brokerage   commissions   received  as  an  introducing  broker  to  pay  various
distribution-related  expenses,  such as  advertising,  printing  of sales  materials,  and  payments  to selling  dealers.  No Fund or
Portfolio will pay any new fees or charges  resulting from the Supplemental  Plans,  nor is it expected that the brokerage  commissions paid by a Fund or Portfolio will increase as the result of implementation of the Supplemental Plans.

                                              SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

         Automatic  Investment Plans ("AIP").  You may make regular monthly investments through an automatic  withdrawal from your bank account ($50 minimum per Fund).  Sales charges will apply.

         Automatic  Dividend  Reinvestment.  Dividend and capital gains  distributions  can  automatically  be reinvested in additional shares at no sales charge.

         Automatic Dividend  Diversification  ("ADD").  You may automatically  reinvest dividends and capital gains  distributions paid by one Fund into shares of the same class of another Fund,  provided  that you have already met that Fund's  minimum  initial  purchase requirement.  No initial sales charge or CDSC will apply to the purchased shares.

         Dollar Cost Averaging  ("DCA").  You can set up monthly or quarterly  exchanges in amounts of $50 or more from one Fund to the same class of shares of another Fund.  You may set up more than one of these programs simultaneously.

         Systematic  Withdrawal Plan ("SWP").  You may set up monthly,  quarterly,  semi-annual or annual  redemptions from any account with a value of $5,000 or more.  You may direct a Fund to make regular  payments in fixed dollar  amounts of $50 or more,  in an amount equal to the  value of a fixed  number  of shares  (5  shares  or more) at the time of  withdrawal,  or in an  amount  equal to a fixed percentage of your Fund's  account value at the time of  withdrawal.  Any  applicable  CDSC will be waived for shares  redeemed under a
SWP (other than Class X shares held by shareholders  who first  purchased Class X shares after August 18, 1998) where:  (i) in the case of SWPs based on a fixed dollar amount or number of shares,  SWP  redemptions  are limited to no more than 10% annually of your account value or number of shares,  respectively,  as of the date the Transfer  Agent  receives  your SWP request;  or (ii) in the case of SWPs based on a fixed  percentage,  each SWP  redemption  is limited to an amount that would not exceed 10% on an  annualized  basis of your account value at the time of withdrawal.

         Exchange  Privilege.  You may  exchange  your  shares of a Fund for shares of the same class of any other Fund.  For  complete policies governing exchanges, see this Prospectus under "How to Exchange Shares."

         Reinvestment  Privilege.  If you redeem Class A, B or X shares on which you paid an initial  sales charge or a CDSC,  you have up to 180 days to  reinvest  all or part of the  redemption  proceeds  in Class A shares  of the Funds  without  paying  another  sales charge.  If you redeem  Class C shares on which you paid an initial  sales  charge you have up to 180 days to  reinvest  all or part of the redemption  proceeds in Class C shares of the Funds without paying  another  initial sales charge.  You must ask the Transfer Agent for this privilege when you send your payment.

         Retirement  Plans.  Certain classes of Fund shares are available as an investment  option for your retirement  plans. A number of different  retirement  plans can be used by individuals and employers  including IRAs, Roth IRAs,  Education IRAs, SEP IRAs,  SIMPLE
IRAs,  401  plans and  403(b)(7)  plans.  Please  call  1-800-SKANDIA  for the  applicable  plan  documents,  which  contain  important information and applications.

         The above programs and privileges may be selected at the time of your initial investment or at a later date.

         Optional Benefits.  American Skandia Life Assurance  Corporation  ("ASLAC") -- an "affiliated person" of the Company under the
1940 Act -- intends to make certain life insurance  coverage  available to certain  persons on whose behalf shares are  purchased.  The benefits of this coverage,  which are payable at death,  will be related to the amounts paid to purchase shares and to the value of the shares held.  Therefore, coverage will terminate if all shares are redeemed.

         Purchasers of the life insurance  coverage are required to authorize  periodic  redemptions of Fund shares to pay the premiums for  such  coverage.  These  redemptions  will not be  subject  to  contingent  deferred  sales  charges,  but  will  have the same tax consequences as any other Fund redemptions.

         The life  insurance  coverage will be available to eligible  persons who enroll for the coverage  within a limited time period after shares of the Company are first held for the  person's  benefit.  In addition,  coverage  cannot be made  available  unless ASLAC knows for whose benefit  shares are purchased.  For instance,  coverage  cannot be made available for shares  registered in the name of your broker unless the broker provides ASLAC with information  regarding the beneficial  owners of such shares.  Other  restrictions on the coverage  will apply,  such as the age of the persons upon whose life the coverage is issued.  This  insurance  coverage may not be available in all states and may be subject to additional  restrictions  or  limitations  on coverage.  Purchasers of shares should also make themselves  familiar with the impact on the life coverage of purchasing  additional shares,  reinvestment of dividends and capital gains distributions and redemptions.

         Please call 1-800-SKANDIA for more information and application forms for any of the above programs and privileges.

                                                         HOW TO REDEEM SHARES

         You can arrange to take money out of your Fund  account on any business  day by  redeeming  some or all of your  shares.  Your shares will be sold at the next NAV  calculated  after your order is received  in good order.  The Company  offers you a number of ways to sell your shares,  including in writing,  by telephone,  by Automated Clearing House ("ACH") bank transfer or by wire transfer.  You can also set up a Systematic  Withdrawal  Plan to redeem  shares on a regular  basis (as described in this  Prospectus  under  "Special
Investment Programs and Privileges").

         If you hold Fund shares through a retirement  account,  call the Transfer Agent in advance for additional  information and any necessary forms.  There are special income tax withholding  requirements for distributions  from retirement plans and you must submit a withholding  form with your  request.  If your  retirement  plan  account is held for you by your  employer,  you must  arrange for the distribution request to be sent by the plan administrator or trustee.

Redeeming Shares by Mail:

         If you want to redeem your shares by mail, write a "letter of instruction" that includes the following information:

         o    Your name
         o    Fund's name
         o    Your Fund account number (from your account statement)
         o    Dollar amount or number of shares to be redeemed
         o    Any special payment instructions
         o    Signatures of all registered owners exactly as the account is registered
         o    Any special  requirements  or documents  requested by the Transfer  Agent to assure  proper  authorization  of the person requesting the redemption

         Send Requests by Regular Mail to:                             Send Requests by Courier or Express Mail to:

         American Skandia Advisor Funds, Inc.                          American Skandia Advisor Funds, Inc.
         P.O. Box 8012                                                 66 Brooks Drive
         Boston, Massachusetts 02266-8012                              Braintree, Massachusetts 02184

Redeeming Shares by Telephone:

         You may also  redeem  shares by  telephone  by calling  1-800-SKANDIA.  To receive  the  redemption  price  calculated  on the business day that you call,  your call must be received by the Transfer  Agent before the close of the NYSE that day, which is normally
4:00 P.M.  Eastern Time.  Shares held in  tax-qualified  retirement  plans may not be redeemed by telephone.  You may have a check sent to the address on the account  statement,  or, if you have linked your Fund  account to your bank  account,  you may have the  proceeds transferred to that bank account.

         Telephone  Redemptions Paid By Check.  You may make one redemption  request by telephone in any 7-day period for any amount up to  $50,000.  The check must be payable to all  owners of record of the  shares and must be sent to the  address on the  account.  This service is not available within 30 days after changing the address on an account.

         Telephone  Redemptions Through Bank-Linked  Accounts.  If you have selected this option on your account  application,  you may link your Fund account to your  designated  bank account  electronically.  You can redeem Fund shares in amounts as little as $50 or as much as $50,000  using the ACH  network  to have  funds  transferred  to your bank  account.  Normally,  the  transfer  to your bank is initiated on the business day after the redemption.

Redeeming Shares Through Your Broker:

         The  Distributor  has made  arrangements  to redeem Fund shares upon orders from  brokers on behalf of their  customers at the offering price next determined after receipt of the order.  Brokers may charge for this service.

CHECKWRITING:

         After completing the appropriate  authorization  form, holders of Class A and Class C shares of the ASAF JPM Money Market Fund may redeem  those shares by check.  You must own shares of the Fund with a total value of at least  $5,000 in order to  establish  this checkwriting  option for your account,  and checks must be written for at least $500.  Shareholders  with joint  accounts may authorize each owner to write  checks.  The person to whom a check is made  payable  may cash or deposit it in the same way as an  ordinary  bank check.

         Of course,  checks  cannot be paid if they are  written  for more than the  account  value of your ASAF JPM Money  Market Fund shares.  To avoid dishonor of checks due to fluctuations in account value,  shareholders  are advised against  redeeming all or most of their  account by check.  You may not write a check that would  require the Fund to redeem  shares that were  purchased by check within the prior 15 days.  There is  presently  no charge for  checkwriting  privileges,  but the Fund or the  Transfer  Agent may impose such charges in the future or may modify or terminate the privilege.  Any applicable CDSC will be deducted when a check is paid.

ADDITIONAL INFORMATION:

         To protect you and the Funds from fraud,  redemption  requests  must be in writing and must  include a signature  guarantee in the  following  situations  (the  Company  or the  Transfer  Agent may  require a  signature  guarantee  in other  situations  at their discretion):

         o    You wish to redeem more than $50,000 worth of shares and receive a check
         o    A redemption check is not payable to all shareholders listed on the account statement
         o    A redemption check is not sent to the address of record on your statement
         o    Shares are being transferred to a Fund account with a different owner or name
         o    Shares are redeemed by someone other than the owners (such as an Executor)

         The Transfer  Agent may delay  forwarding a check or  processing  a payment via  bank-linked  account for the sale of recently purchased  shares,  but only until the purchase  payment has cleared.  Such delay may be as long as 15 calendar  days from the date the shares were  purchased,  and may be avoided if you purchase shares by certified  check.  You may be charged a fee of up to $10 for wire transfers of redemption proceeds, which will be deducted from such proceeds.  There is no fee for ACH wire transfers.

         If you have any  questions  about  any of the  above  procedures,  and  especially  if you are  redeeming  shares in a special situation, such as due to the death of the owner or from a retirement plan, please call 1-800-SKANDIA for assistance.

                                                        HOW TO EXCHANGE SHARES

         Except as described  below,  shares of a Fund may be exchanged for shares of the same class of other Funds at NAV per share at the time of exchange.  Exchanges of shares  involve a redemption  of the shares of the Fund you own and a purchase of shares of another
Fund.  Shares are  normally  redeemed  and  purchased in the  exchange  transaction  on the  business  day on which the Transfer  Agent receives  an  exchange  request  that is in proper  form,  if the  request is  received  by the close of the NYSE that day.  You should consider the differences in investment  objectives and expenses  between the Funds before making an exchange.  Exchanges may be taxable transactions and may be subject to special tax rules about which you should consult your tax adviser.

         You may exchange  your Fund shares  (other than Class A shares of the ASAF JPM Money Market Fund) for shares of any other Fund without a sales  charge.  If you  exchange  such shares for shares of another  Fund,  any  applicable  CDSC and the date for  automatic conversion  of Class B and Class X shares to Class A shares will be  calculated  based on the date on which you  acquired  the original shares.  Investors will not receive Bonus Shares on Class X shares obtained through an exchange.

         Exchanges of Class A shares of the ASAF JPM Money  Market Fund on which an initial  sales charge has not been paid for Class A shares of any other Fund are subject to the initial  sales  charge  applicable  to the other Fund.  Class A shares of the Money  Market
Fund acquired by exchange of Class A shares of another Fund are exchanged at NAV.

         Exchanges  may be  requested  in writing,  by telephone or by other means  acceptable  to the  Company.  For written  exchange requests  you should  submit a letter of  instruction,  signed by all owners of the account,  to the  Transfer  Agent at P.O. Box 8012,
Boston, Massachusetts 02266-8012.  To initiate a telephone exchange, you should call 1-800-SKANDIA.

         All exchanges are subject to the following restrictions:

o        You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

         o    You may only exchange for shares of the same class of another Fund.

         o    You must meet the minimum purchase requirements for the Fund you purchase by exchange.

         The Company may refuse or delay  exchanges by any person or group if, in the Investment  Manager's  judgment,  a Fund would be unable to invest  the  money  effectively  in  accordance  with its  investment  objective  and  policies,  or a Fund  would  otherwise potentially be adversely  affected.  Your  exchanges may also be restricted or refused if a Fund receives or  anticipates  simultaneous orders  affecting  significant  portions of the Fund's  assets.  In particular,  the amount,  frequency and pattern of exchanges that a shareholder  engages in may be  determined  to be excessive  trading or "market  timing" that is  detrimental  to the Company and other shareholders.  If this occurs,  the Company may limit or terminate the  availability of exchanges to that  shareholder and may bar that shareholder  from  purchasing  other Funds.  Although the Company will attempt to give you prior notice  whenever it is reasonably able to do so, it may impose these restrictions at any time.

         Each Fund reserves the right to terminate or modify the exchange privilege in the future.

                                                   DETERMINATION OF NET ASSET VALUE

         The net  asset  value  ("NAV")  per share is  determined  for each  class of shares  for each Fund as of the close of the NYSE
(normally 4:00 p.m. Eastern Time) on each business day (as previously  defined under "How to Buy Shares:  Purchase Orders") by dividing the value of the Fund's  total  assets  attributable  to a class,  less any  liabilities,  by the number of total  shares of that class outstanding.  In general,  the assets of each Non-Feeder Fund and Portfolio  (except the ASMT JPM Money Market Portfolio) are valued on the basis of market quotations.  However,  in certain  circumstances  where market quotations are not readily available or where market quotations  for a particular  security or asset are believed to be  incorrect,  securities  and other assets are valued by methods that are believed to  accurately  reflect  their fair value.  The assets of the ASMT JPM Money Market  Portfolio are valued by the amortized cost method,  which is intended to  approximate  market  value.  Because NAV is  calculated  and purchases may be made only on business days, and because  securities traded on foreign  exchanges may trade on other days, the value of a Fund or Portfolio's  investments may change on days when you will not be able to purchase or redeem shares.

                                                SHAREHOLDER ACCOUNT RULES AND POLICIES

         o    The  offering  of any class of Fund  shares may be  suspended  when the  determination  of NAV is  suspended,  and may be suspended or terminated by the Directors of the Company at any time they believe it is in a Fund's best interest to do so.

         o    Telephone  transaction  privileges or privileges using  electronic  means for purchases,  redemptions or exchanges may be modified,  suspended or terminated by a Fund at any time.  If an account has more than one owner,  the Fund and the Transfer  Agent may rely on the  instructions  of any one of the owners or the dealer  representative  of record for the account unless an owner  instructs the Transfer  Agent  otherwise.  The Transfer  Agent will record any telephone  calls to verify data  concerning  transactions  and has adopted other  procedures to confirm that  telephone or electronic  instructions  are genuine.  If the Company does not use  reasonable procedures,  the Company or its agents may be liable for losses due to  unauthorized  transactions,  but  otherwise  the Company or its agents will not be liable for losses or expenses  arising out of telephone  instructions or instructions  received by electronic  means that they reasonably  believe to be genuine.  If you are unable to reach the Transfer Agent during periods of unusual market  activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o    Purchase,  redemption or exchange  requests will not be honored until the Transfer Agent receives all required  documents in proper form.

         o    In certain  instances,  purchase,  redemption and exchange requests received by the Transfer Agent from a dealer or other intermediary  after the close of  trading  on a  business  day or on the next  business  day will be  effected  at the  offering  price calculated  as of the close of trading on the first  business day if the dealer or  intermediary  received the order prior to the close of trading on the first business day and has been authorized by the Company to transmit such requests at the later time.

         o    There are no share certificates for the Company's shares.

         o    Dealers that can perform account  transactions for their clients through the National Securities Clearing Corporation are responsible  for obtaining  their clients'  permission to do so and are  responsible  to their clients if they perform any  transaction erroneously or improperly.

         o    All purchases must be made in U.S.  dollars and checks must be drawn on U.S.  banks.  You may not purchase  shares with a third-party check.

         o    Payment for redeemed shares is ordinarily  forwarded  within 7 calendar days after the business day on which the Transfer
Agent  receives the  redemption  request in proper form.  Payment will be forwarded  within 3 business days for accounts  registered in the name of a dealer.  Redemptions  may be  suspended  or payment  dates  postponed  when the NYSE is closed  (other  than  weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission.

         o    A Fund may redeem small  accounts  without a shareholder  request if the account value has fallen below $500 (for reasons other than a drop in market  value of shares)  and at least 30 days notice has been given to the  shareholder.  No CDSC will be charged on such redemptions.

         o    Under unusual  circumstances shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio of securities.

         o    "Backup  withholding"  of  Federal  income  tax may be  applied  at the rate of 31%  from  dividends,  distributions  and redemption  proceeds  (including  exchanges) if you fail to furnish the Fund a Social Security or Employer  Identification  Number when you sign your application, or if you violate Internal Revenue Service regulations on the reporting of income.

                                     SPECIAL INFORMATION ON THE
                                                    "MASTER/FEEDER" FUND STRUCTURE

         An investor in the Feeder Funds should be aware that these Funds,  unlike mutual funds that directly  acquire and manage their own  portfolios  of  securities,  seek to  achieve  their  investment  objectives  by  investing  all of their  investable  assets in a corresponding  Portfolio of the Trust  (although each Feeder Fund may  temporarily  hold small amounts of cash).  The Portfolios of the
Trust, which have the same investment  objective,  policies and limitations as their  corresponding  Feeder Funds, in turn invest their assets  directly in a portfolio of  securities.  Therefore,  each of the Feeder Funds  acquires an indirect  interest in the securities owned by its corresponding Portfolio.

         Members of the  general  public may not  purchase a direct  interest  in a  Portfolio  of the Trust.  However,  in addition to selling an interest to its  corresponding  Feeder Fund,  each  Portfolio  may sell  interests to other  affiliated  and  non-affiliated investment  companies  and/or  institutional  investors.  Such investors will invest in a Portfolio on the same terms and conditions as the  corresponding  Feeder Fund and will pay a  proportionate  share of the  Portfolio's  expenses.  Other  investors  in a  Portfolio, however,  are not  required  to sell their  shares to the  public at the same  price as the  corresponding  Feeder  Fund,  and may have different  sales  commissions  and operating  expenses.  These  differences  may result in  differences in returns among the investment companies that invest  exclusively  in the  Portfolios.  Currently,  of the investment  companies that invest in the  Portfolios,  only shares of the Feeder Funds may be purchased by the general public in the United States.

         The Directors of the Company believe that the  "master/feeder"  fund structure offers  opportunities for substantial growth in the assets of the Portfolios that may enable the Portfolios to reduce their operating  expenses,  thereby  producing higher returns and benefiting  the  shareholders  of the Feeder Funds.  A Feeder  Fund's  investment  in its  corresponding  Portfolio  may,  however,  be adversely  affected by the actions of other investors in the Portfolio.  For example,  if a large investor  withdraws from a Portfolio, the  remaining  investors  may bear higher pro rata  operating  expenses.  However,  this  possibility  also  exists for  traditionally structured funds with large investors.

         Each of the Feeder Funds may withdraw  (completely  redeem) all of its assets from its corresponding  Portfolio at any time if the  Directors  of the  Company  determine  that it is in the best  interest of the Fund to do so. A Feeder  Fund might  withdraw,  for example,  if other investors in the Fund's  corresponding  Portfolio  voted to, by a vote of all investors in the Portfolio  (including the Fund),  change the  investment  objective,  policies or limitations of the Portfolio in a manner not acceptable to the Directors of the Company.  The  withdrawal of all a Feeder Fund's assets from a  corresponding  Portfolio may affect the  investment  performance of the  Feeder  Fund.  If the  Directors  of the  Company  determine  that a  Feeder  Fund  should  withdraw  all of its  assets  from its corresponding  Portfolio,  the Directors  would consider what action should be taken,  including  investing all of the Fund's assets in another pooled investment entity or retaining an investment adviser to manage the Fund's assets directly.

         Investor  Meetings and Voting.  Each  Portfolio  normally will not hold  meetings of investors  except as required by the 1940
Act.  Each  investor  in a  Portfolio  (including  a Feeder  Fund)  will be  entitled  to vote in  proportion  to its  interest  in the
Portfolio.  When a Feeder  Fund is  requested  to vote on  matters  pertaining  to a  Portfolio,  the Fund will  hold a meeting  of its shareholders  and will vote its interest in the Portfolio for or against such matters  proportionately  to the instructions to vote for or against such matters received from Fund shareholders.

                                                        MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER:

         American  Skandia  Investment  Services,  Incorporated  ("ASISI,"  as  previously  defined),  One  Corporate  Drive,  Shelton,
Connecticut  06484,  acts as  investment  manager to each of the  Non-Feeder  Funds and  Portfolios  pursuant  to  separate  investment management  agreements with the Company and the Trust,  respectively  (the "Management  Agreements").  Because each of the Feeder Funds invests  all of its  investable  assets in a  corresponding  Portfolio  of the Trust,  the Feeder  Funds do not  require an  investment manager.  In addition to serving as  investment  manager to the Company and the Trust,  ASISI has served  since 1992 as the  investment manager to American Skandia Trust, an investment  company whose shares are made available to life insurance  companies writing variable annuity contracts and variable life insurance policies.

         The  Management  Agreements  provide that ASISI will furnish each  Non-Feeder  Fund and Portfolio with  investment  advice and investment  management and  administrative  services  subject to the supervision of the Directors of the Company or the Trustees of the
Trust,  and in conformity with the stated  investment  objectives,  policies and  limitations of the applicable Fund or Portfolio.  The
Investment  Manager is responsible  for monitoring the  activities of the  Sub-advisors  it engages to manage the Non-Feeder  Funds and
Portfolios  and  reporting on such  activities  to the Directors of the Company or the Trustees of the Trust.  The  Investment  Manager
must also provide,  or obtain and supervise,  the  executive,  administrative,  accounting,  custody,  transfer  agent and  shareholder servicing services that are deemed advisable by the Directors or the Trustees.

         The Company, the Trust, and American Skandia Investment Services,  Incorporated  ("ASISI") have obtained an exemption from the
Securities  and  Exchange  Commission  that  permits  ASISI to  change  sub-advisors  for a Fund or  Portfolio  and to  enter  into new sub-advisory  agreements,  without  obtaining  shareholder  approval of the changes.  Any such Sub-advisor  change would continue to be subject to approval by the Board of  Directors of the Company or the Board of Trustees of the Trust,  as  appropriate.  This  exemption
(which is similar to exemptions  granted to other  investment  companies  that are operated in a similar  manner as the Company and the
Trust) is intended to facilitate  the  efficient  supervision  and  management  of the  Sub-advisors  by ASISI and the Directors of the
Company and the Trustees of the Trust.

THE SUB-ADVISORS:

         ASISI  currently  engages the  following  Sub-advisors  to manage the  investments  of each  Non-Feeder  Fund and Portfolio in accordance with the Fund or Portfolio's  investment objective,  policies and limitations and any investment  guidelines  established by the Investment  Manager.  Each Sub-advisor is responsible,  subject to the supervision and control of the Investment  Manager,  for the purchase, retention and sale of securities in the Fund or Portfolio's investment portfolio under its management.

         Unless otherwise noted, each portfolio  manager listed below has managed his or her respective Fund or Portfolio's  investment portfolio since its inception.

         Founders Asset  Management LLC ("Founders")  serves as Sub-advisor for the ASAF Founders  International  Small  Capitalization
Fund. Founders,  located at Founders Financial Center, 2930 East Third Avenue,  Denver,  Colorado 80206, and its predecessor  companies have acted as investment  advisors since 1938 and serves as investment  advisor to a number of other  investment  companies and private accounts.  Founders managed assets aggregating approximately $7.2 billion as of December 31, 2000.

         Tracy P. Stouffer,  a Vice President of Investments of Founders and Chartered Financial Analyst,  has been responsible for the day-to-day  management of the ASAF Founders  International  Small  Capitalization  Fund since July 1999. Before joining  Founders,  Ms.
Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 until July 1999.

         A I M Capital  Management,  Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston,  Texas 77046-1173,  serves as Sub-advisor for the ASAF AIM  International  Equity Fund.  AIM has acted as an  investment  advisor  since 1986 and,  together  with its parent,  A I M
Advisors,  Inc.,  advises or manages  over 130  investment  portfolios  encompassing  a broad  range of  investment  objectives.  As of
December 31, 2000, AIM managed approximately $170 billion in assets.

         AIM uses a team approach to investment  management.  The members of the team  responsible  for the  management of the ASAF AIM
International  Equity Fund are A. Dale Griffin,  III, Clas G. Olsson,  Barrett K. Sides and Jason Holzer.  Except for Mr.  Holzer,  all
members of the team are officers of AIM. Mr.  Griffin,  Senior  Portfolio  Manager,  has been associated with AIM and/or its affiliates since 1989.  Mr.  Olsson,  Portfolio  Manager,  has been  associated  with AIM and/or its  affiliates  since 1994.  Mr.  Sides,  Senior
Portfolio  Manager,  has been associated with AIM and/or its affiliates  since 1990. Mr. Holzer,  Senior  Portfolio  Manager,  has been associated with AIM and/or its affiliates since 1996.  From 1994 to 1996, he was an associate with JMB Realty.

         Janus Capital  Corporation  ("Janus")  serves as Sub-advisor for the ASAF Janus Overseas Growth Fund, the ASAF Janus Small-Cap
Growth Fund, the ASAF Janus Mid-Cap Growth Fund and the ASMT Janus Capital Growth  Portfolio.  Janus,  located at 100 Fillmore  Street,
Denver,  Colorado  80206-4923,  serves as the investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and  individual,  corporate,  charitable  and  retirement  accounts.  As of December 31, 2000,  Janus managed assets worth approximately $250 billion.

         The portfolio  managers  responsible  for  management of the ASAF Janus  Overseas  Growth Fund are Helen Young Hayes,  CFA and
Brent A. Lynn,  CFA.  Ms.  Hayes has been  managing  the Fund since its  inception,  while Mr.  Lynn has been  managing  the Fund since
December  2000.  Ms.  Hayes is a Vice  President of Janus and joined Janus in 1987.  Mr. Lynn is an Executive  Vice  President of Janus
and joined Janus in 1991.

         The ASAF Janus  Small-Cap  Growth Fund is managed by William H. Bales.  Mr.  Bales has managed the Fund since Janus became the
Fund's  Sub-advisor  in January,  1999.  Mr.  Bales has been a Portfolio  Manager  with Janus since 1997 and a research  analyst  since
1993.  He joined Janus in 1991.

         The  portfolio  manager  responsible  for  management  of the ASAF Janus  Mid-Cap  Growth Fund is Matthew A. Ankrum,  CFA. Mr.
Ankrum,  who has managed the Fund since its inception,  joined Janus as an intern in June 1996 and became an equity research analyst in
August 1997.

         The portfolio  manager  responsible  for  management of the ASMT Janus Capital  Growth  Portfolio is Scott W.  Schoelzel.  Mr.
Schoelzel,  a Senior  Portfolio  Manager at Janus who has managed the Portfolio since August,  1997,  joined Janus in January,  1994 as
Vice President of Investments.

         American  Century  Investment  Management,  Inc.  ("American  Century")  serves as Sub-advisor  for the ASMT American  Century
International  Growth Portfolio and the ASAF American Century Strategic  Balanced Fund.  American Century,  located at American Century
Towers,  4500 Main Street,  Kansas City, Missouri 64111, has been providing  investment  advisory services to investment  companies and institutional  clients since 1958. As of December 31, 2000,  American Century and its affiliates managed assets totaling  approximately
$103 billion.

American  Century  utilizes a team of portfolio  managers,  assistant  portfolio  managers and analysts  acting  together to manage the assets of the ASMT American Century International Growth Portfolio and the ASAF American Century Strategic Balanced Fund.

         The portfolio  manager  members of the portfolio team  responsible for management of the ASMT American  Century  International
Growth Portfolio are Henrik Strabo and Mark S. Kopinski.  Henrik Strabo joined American Century in 1993 as an investment  analyst,  has been a  portfolio  manager  member of the  international  team since 1994 and has managed the Fund since  American  Century  became the
Fund's  Sub-advisor  in May 2000.  Mark S. Kopinski,  Vice  President and Portfolio  Manager for American  Century,  rejoined  American
Century in April 1997 and has  co-managed  the Fund  since  American  Century  became the Fund's  Sub-advisor.  From June 1995 to March
1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc.

         The portfolio  manager members of the portfolio team  responsible  for the day-to-day  management of the equity portion of the
ASAF  American  Century  Strategic  Balanced  Fund are John  Schniedwind,  Kurt  Borgwardt,  Jeffrey R. Tyler and William  Martin.  Mr.
Schniedwind is Senior Vice President and Group Leader -- Quantitative  Equity for American Century,  and has been with American Century since 1982. Mr.  Borgwardt is Vice  President,  Portfolio  Manager and Director of Quantitative  Equity Research for American  Century,
and has been with American  Century since 1990. Mr. Tyler,  Senior Vice President and Portfolio  Manager,  joined  American  Century in
1988.  William Martin,  Vice President and Senior Portfolio  Manager,  joined American Century in 1989. The fixed income portion of the
Fund is managed by a team of portfolio  managers with expertise in different  areas of fixed income  investing.  The portfolio  manager leader of the team  responsible  for the  day-to-day  management of the fixed income  portion of the Fund is Brian  Howell.  Mr. Howell joined American Century in 1987 as a research analyst and was promoted to his current position as portfolio manager in January 1994.

         Zurich Scudder Investments, Inc. ("Zurich Scudder"),  (formerly, Scudder Kemper Investments,  Inc.) 345 Park Avenue, New York,
New York,  serves as Sub-advisor of the ASAF Scudder Small-Cap Growth Fund.  Zurich Scudder is one of the largest  investment  managers in the country with  approximately  $370 billion  under  management  as of December 31, 2000 and has been engaged in the  management of investment funds for more than seventy years.

         Peter Chin, CFA is the lead portfolio  manager for the Fund, and Roy C. McKay, CFA is the other portfolio  manager.  Both have managed the Fund since its  inception.  Mr. Chin is a Managing  Director of Zurich  Scudder and has been with the firm since 1973.  Mr.
McKay is a Manager Director of Zurich Scudder and has been with the firm since 1988.

         GAMCO Investors, Inc. ("GAMCO"),  with principal offices located at One Corporate Center, Rye, New York 10580-1434,  serves as
Sub-advisor  to the ASAF Gabelli  Small-Cap  Value Fund and the ASAF Gabelli  All-Cap  Value Fund.  GAMCO managed  approximately  $10.1 billion in assets as of December 31, 2000 and is a wholly-owned subsidiary of Gabelli Asset Management Inc.

         Mario J. Gabelli,  CFA, is primarily  responsible for the day-to-day  management of the ASAF Gabelli  Small-Cap Value Fund and the ASAF  Gabelli  All-Cap  Value Fund.  Mr.  Gabelli has managed the ASAF Gabelli  Small-Cap  Value Fund since GAMCO became the Fund's
Sub-advisor  and has managed the ASAF Gabelli  All-Cap Value Fund since its  inception.  Mr. Gabelli has been Chief  Executive  Officer and Chief Investment Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

         Neuberger  Berman  Management Inc. ("NB  Management")  serves as sub-advisor for the ASAF Neuberger Berman Mid-Cap Growth Fund and the ASAF  Neuberger  Berman  Mid-Cap Value Fund. NB Management  and its  predecessor  firms have  specialized  in the management of mutual funds since 1950.  Neuberger  Berman,  LLC ("Neuberger  Berman"),  an affiliate of NB Management,  acts as a principal broker in the  purchase and sale of portfolio  securities  for the Funds for which it serves as  Sub-advisor,  and  provides NB  Management  with certain  assistance  in the  management  of the Funds without  added cost to the Funds or ASISI.  Neuberger  Berman and its  affiliates manage securities accounts, including mutual funds, that had approximately $55.5 billion of assets as of December 31, 2000.

         Jennifer K. Silver and Brooke A. Cobb are primarily  responsible  for the day-to-day  management of the ASAF Neuberger  Berman
Mid-Cap  Growth  Fund.  Ms.  Silver is  Director  of the  Neuberger  Berman  Growth  Equity  Group,  and both she and Mr. Cobb are Vice
Presidents  of NB  Management.  Ms.  Silver is a principal of Neuberger  Berman.  Previously,  Ms.  Silver was a portfolio  manager for several large mutual funds  managed by a prominent  investment  adviser.  Mr. Cobb was the chief  investment  officer for an investment advisory firm managing individual accounts from 1995 to 1997.

         Robert I. Gendelman is primarily responsible for the day-to-day management of the ASAF Neuberger Berman Mid-Cap Value Fund.
Mr. Gendelman has been with NB Management since 1994, where he is currently a Vice President.

         Fred Alger Management,  Inc.  ("Alger"),  One World Trade Center,  Suite 9333, New York, New York 10048, serves as Sub-advisor for the ASAF Alger All-Cap  Growth Fund.  Alger has been an investment  advisor since 1964,  and as of December 31, 2000 managed mutual fund and other assets totaling approximately $18.4 billion.

         The portfolio  managers  responsible  for the  management of this Fund are David Alger and Seilai Khoo.  Mr. Alger has managed the Portfolio  since its  inception,  while Ms. Khoo has been  managing the Fund since June 2000.  Mr. Alger has been employed by Alger since 1971 and served as Executive Vice  President and Director of Research  prior to being named  President in 1995. Ms. Khoo has been employed by Alger since 1989, and has been a Senior Vice President and Portfolio Manager since 1995.

         INVESCO Funds Group, Inc.  ("INVESCO")  serves as Sub-advisor for the ASAF INVESCO  Technology Fund, ASAF Health Sciences Fund
and the ASMT  INVESCO  Equity  Income  Portfolio.  INVESCO,  located at 7800 East Union  Avenue,  P.O.  Box  173706,  Denver,  Colorado
80217-3706,  was established in 1932.  AMVESCAP PLC, the parent of INVESCO,  is one of the largest  independent  investment  management businesses in the world and managed over $402.6 billion of assets as of December 31, 2000.

         The portfolio manager  responsible for the day-to-day  management of the ASAF INVESCO  Technology Fund is William R. Keithler,
CFA. Mr.  Keithler  joined  INVESCO in January 1999 and is a Senior Vice President of INVESCO.  From 1993 until 1998, Mr.  Keithler was a portfolio manager with Berger Associates, Inc.

         The  portfolio  managers  responsible  for the  day-to-day  management of the ASAF INVESCO  Health  Sciences Fund is Thomas R.
Wald.  Mr. Wald joined  INVESCO in January  1997 and is a Vice  President  of  INVESCO.  From 1995 until 1996,  Mr. Wald was an analyst with Munder Capital Management.

         The portfolio  managers  responsible for the day-to-day  management of the ASMT INVESCO Equity Income Portfolio are Charles P.
Mayer,  Portfolio Co-Manager,  and Donovan J. (Jerry) Paul, Portfolio Co-Manager.  Mr. Mayer began his investment career in 1969 and is now a director and a senior vice  president  of INVESCO.  Mr. Paul entered the  investment  management  industry in 1976 and has been a senior vice president of INVESCO since 1994.

         ProFund  Advisors LLC  ("ProFund"),  7900 Wisconsin  Avenue,  Bethesda,  Maryland  20814,  serves as Sub-advisor  for the ASAF
ProFund Managed OTC Fund.  As of December 31, 2000, ProFund managed approximately $2 billion in net assets.

         The ASAF ProFund  Managed OTC Fund is managed by an Investment  Committee.  Dr.  William  Seale is the Committee  Chairman and
joined ProFund in 1997.  Prior to joining ProFund, Dr. Seale was a professor at George Washington University.

         Alliance Capital Management,  L.P.  ("Alliance"),  1345 Avenue of the Americas,  New York, NY 10105, serves as Sub-advisor for the ASAF Alliance  Growth Fund and ASAF  Alliance  Growth and Income Fund and for the portion of the ASAF  Alliance/Bernstein  Growth +
Value Fund invested in growth stocks.  Alliance is a leading  international  investment adviser supervising client accounts with assets as of December 31, 2000 totaling more than $454 billion (of which more than $175 billion represented assets of investment companies).

         Alfred  Harrison and James G. Reilly have been the individuals  primarily  responsible for the management of the ASAF Alliance
Growth  Fund since  Alliance  became the  Portfolio's  Sub-advisor  in May 2000.  Mr.  Harrison is Vice  Chairman  of Alliance  Capital
Management  Corporation  ("ACMC"),  the sole general partner of Alliance,  and has been associated with Alliance since 1978. Mr. Reilly is Executive Vice President of ACMC and has been associated with Alliance since 1984.

         Paul Rissman and Frank Caruso have been primarily  responsible  for the management of the ASAF Alliance Growth and Income Fund since Alliance  became the  Portfolio's  Sub-advisor in May 2000. Mr. Rissman has been Senior Vice President of ACMC since 1994 and has been  associated  with Alliance since 1989. Mr. Caruso is a Senior Vice President of ACMC and has been  associated  with Alliance since
1994.

         Day to day  investment  decisions  for the growth  portion of the ASAF  Alliance/Bernstein  Growth +Value Fund will be made by
Alfred  Harrison and  Stephanie  Simon.  Mr.  Harrison is Vice  Chairman of ACMC,  the sole general  partner of Alliance,  and has been associated  with  Alliance  since 1978.  Ms.  Simon is Vice  President  and Large Cap  Portfolio  Manager and joined ACMC in 1998 after serving as Chief Investment Officer for Sargent Management Company from 1996 to 1998.

         T. Rowe Price  Associates,  Inc. ("T. Rowe Price") serves as Sub-advisor  for the ASAF T. Rowe Price Tax Managed Fund. T. Rowe
Price,  located at 100 East Pratt  Street,  Baltimore,  Maryland  21202,  was founded in 1937 by the late Thomas Rowe Price,  Jr. As of
December 31, 2000, T. Rowe Price and its affiliates  managed  approximately  $166.7 billion for approximately  eight million individual and institutional accounts.

         The ASAF T. Rowe  Price Tax  Managed  Fund is  managed  by an  Investment  Advisory  Committee.  Donald J.  Peters,  Committee
Chairman,  has  day-to-day  responsibility  for managing the Fund and works with the Committee in  developing  and executing the Fund's investment program.  Mr. Peters has been managing investments since joining T. Rowe Price in 1993.

         Marsico Capital Management,  LLC ("Marsico  Capital"),  1200 17th Street,  Suite 1300, Denver, CO 80202, serves as Sub-advisor for the ASAF Marsico  Capital  Growth Fund.  Thomas F. Marsico has primary  responsibility  for  management of the Fund. Mr. Marsico is
Chairman  and Chief  Executive  Officer,  and has sole  voting  control,  of  Marsico  Capital.  Prior to  forming  Marsico  Capital in
September,  1997, Mr. Marsico served as Executive Vice  President and Portfolio  Manager at Janus Capital  Corporation  ("Janus").  Mr.
Marsico joined Janus in March, 1986.  As of December 31, 2000, Marsico Capital managed more than $14.9 billion in assets.

         Sanford C.  Bernstein & Co., LLC  ("Bernstein"),  767 Fifth Avenue,  New York, New York 10153,  serves as Sub-advisor  for the
ASAF  Sanford  Bernstein  Core  Value  Fund,  the ASAF  Sanford  Bernstein  Managed  Index  500 Fund  and for the  portion  of the ASAF
Alliance/Bernstein  Growth + Value Fund  invested  in value  stocks.  Bernstein  is an  indirect  wholly-owned  subsidiary  of Alliance
Capital  Management,  L.P.  ("Alliance")  and  management  of the Funds are  conducted  by  Bernstein  with the  investment  management assistance of the Bernstein  Investment  Research and Management unit (the "Bernstein  Unit") of Alliance.  The Bernstein Unit services the former  investment  research and  management  business of Sanford C.  Bernstein & Co.,  Inc., a registered  investment  advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967.

         Day-to-day  investment management decisions for the value portion of the ASAF  Alliance/Bernstein  Growth + Value Fund and the
ASAF Sanford  Bernstein Core Value Fund will be made by Lewis A. Sanders and Marilyn  Goldstein  Fedak. Mr. Sanders is the Chairman and
a Director of Bernstein  since  September  2000 and is a Vice Chairman,  Chief  Investment  Officer and a Director of Alliance  Capital
Management  Corporation  since October 2000. Mr. Sanders  previously  served as Chairman of the Board of Directors and Chief  Executive
Officer of Sanford C. Bernstein & Co., Inc. since 1993. Ms. Fedak,  Executive Vice President and Chief  Investment  Officer- U.S. Value
Equities of Alliance since October 2000 and prior to that Chief Investment  Officer and Chairman of the U.S. Equity  Investment  Policy
Group at Sanford C. Bernstein & Co, Inc. since 1993.

         Day-to-day  investment  management decisions for the ASAF Sanford Bernstein Managed Index 500 Fund will be made by Bernstein's
Investment Policy Group for Structured  Equities,  which is chaired by Steven  Pisarkiewicz.  Mr. Pisarkiewicz joined Bernstein in 1989 and assumed his current  position  as Chief  Investment  Officer for  Structured  Equity  Services in 1998.  Mr.  Pisarkiewicz  and the
Investment Policy Group for Structured Equities have managed the Fund since Bernstein became the Fund's Sub-advisor in May, 2000.

         Massachusetts  Financial  Services  Company ("MFS") serves as Sub-advisor for the ASAF MFS Growth with Income Fund. MFS, which is located at 500 Boylston Street,  Boston,  Massachusetts 02116, and its predecessor  organizations have a history of money management dating from 1924.  As of December 31,  2000,  the net assets under the  management  of the MFS  organization  were  approximately  $141 billion.

         The ASAF MFS Growth with Income Fund is managed by John D.  Laupheimer  and  Mitchell  D. Dynan.  Mr.  Laupheimer  is a Senior
Vice  President of MFS, and has been  employed by MFS in the  investment  management  area since 1981.  Mr. Dynan is also a Senior Vice
President of MFS, and has been employed by MFS in the investment management area since 1986.

         Federated Investment  Counseling  ("Federated  Investment") serves as Sub-advisor for the ASAF Federated High Yield Bond Fund.
Federated Investment,  located at Federated Investors Tower, Pittsburgh,  Pennsylvania 15222-3779, was organized as a Delaware business trust in 1989.  Federated  Investment and its affiliates serve as investment  advisors to a number of investment  companies and private accounts.  As of December 31, 2000,  total assets under  management or  administration  by Federated and its  affiliates  was over $179 billion.

         The  portfolio  manager  responsible  for the  day-to-day  management  of the ASAF  Federated  High Yield Bond Fund is Mark E.
Durbiano.  Mr. Durbiano joined  Federated  Investment's  parent company in 1982 and has been a Senior Vice President of an affiliate of
Federated Investment since January 1996.

         Pacific  Investment  Management  Company LLC ("PIMCO")  serves as Sub-advisor  for the ASMT PIMCO Total Return Bond Portfolio.
PIMCO,  located at 840 Newport Center Drive,  Suite 300, Newport Beach,  California 92660, is an investment  counseling firm founded in
1971.  As of December 31, 2000, PIMCO had approximately $215 billion of assets under management.

         The portfolio  manager  responsible for the day-to-day  management of the ASMT PIMCO Total Return Bond Portfolio is William H.
Gross.  Mr. Gross is Managing Director of PIMCO and has been associated with the firm since 1971.

         J.P. Morgan Investment  Management Inc. ("J.P.  Morgan") serves as Sub-advisor for the ASMT JPM Money Market  Portfolio.  J.P.
Morgan has principal  offices at 522 Fifth Avenue,  New York,  New York 10036.  J.P.  Morgan and its  affiliates  offer a wide range of services to  governmental,  institutional,  corporate  and  individual  customers,  and act as  investment  advisor to  individual  and institutional  clients with combined  assets under  management of  approximately  $359 billion as of December 31, 2000. J.P. Morgan has managed investments for clients since 1913, and has managed short-term fixed income assets for clients since 1969.

FEES AND EXPENSES:

         Investment  Management  Fees.  ASISI receives a monthly fee from each Non-Feeder Fund and Portfolio for the performance of its services.  ASISI pays each  Sub-advisor a portion of such fee for the  performance of the  sub-advisory  services at no additional cost to any Fund or Portfolio.  The investment  management fee for each Non-Feeder Fund and Portfolio will differ,  reflecting,  among other things,  the investment  objective,  policies and  limitations of each Fund and Portfolio.  Each  investment  management fee is accrued daily for the purposes of determining  the sale and redemption  price of the Fund's shares.  The fees paid to ASISI for the fiscal year ended  October 31, 2000 (or, for those Funds that have not been in operation  for a full fiscal year,  the fee rates payable to ASISI), stated as a percentage of the Non-Feeder Fund or Portfolio's average daily net assets, are as follows:

Fund/Portfolio:                                                                         Annual Rate:
--------------                                                                          -----------

ASAF Founders International Small Capitalization Fund:                                       1.07%

ASAF AIM International Equity Fund:                                                          1.10%

ASAF Janus Overseas Growth Fund:                                                             1.00%

ASMT American Century International Growth Portfolio:                                        1.00%

ASAF Janus Small-Cap Growth Fund:                                                            0.90%

ASAF Scudder Small-Cap Growth Fund                                                           0.95%

ASAF Gabelli Small-Cap Value Fund:                                                           1.00%

ASAF Janus Mid-Cap Growth Fund:                                                              1.00%

ASAF Neuberger Berman Mid-Cap Growth Fund:                                                   0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%

ASAF Alger All-Cap Growth Fund:                                                              0.95%

ASAF Gabelli All-Cap Value Fund:                                                             0.95%

ASAF INVESCO Technology Fund:                                                                1.00%

ASAF INVESCO Health Sciences Fund:                                                           1.00%

ASAF ProFund Managed OTC Fund:                                                               0.85%

ASAF Alliance Growth Fund:                                                                   0.90%

ASAF Marsico Capital Growth Fund:                                                            1.00%

ASMT Janus Capital Growth Portfolio:                                                         1.00%

ASAF T. Rowe Price Tax Managed Fund:                                                         0.95%

ASAF Alliance/Bernstein Growth + Value Fund:                                                 1.00%

ASAF Sanford Bernstein Core Value Fund:                                                      0.85%

ASAF Sanford Bernstein Managed Index 500 Fund:                                               0.80%

ASAF Alliance Growth and Income Fund:                                                        0.80%

ASAF MFS Growth with Income Fund:                                                            1.00%

ASMT INVESCO Equity Income Portfolio:                                                        0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASMT PIMCO Total Return Bond Portfolio:                                                      0.65%

ASMT JPM Money Market Portfolio:                                                             0.50%

         For more  information  about  investment  management  fees,  including  voluntary fee waivers and the fee rates  applicable at various  asset  levels,  and the fees payable by ASISI to each of the  Sub-advisors,  please see the  Company's  SAI under  "Investment
Advisory & Administration Services."

         Other  Expenses.  In addition to Investment  Management  fees,  each Fund and Portfolio pays other  expenses,  including costs incurred in  connection  with the  maintenance  of its  securities  law  registration,  printing and mailing  prospectuses  and SAIs to shareholders,  certain financial  accounting  services,  taxes or governmental fees,  brokerage  commissions,  custodial,  transfer and shareholder  servicing agent costs,  expenses of outside counsel and independent  accountants,  preparation of shareholder  reports and expenses of director and  shareholder  meetings.  Expenses not  directly  attributable  to any  specific  Fund(s) or  Portfolio(s)  are allocated  on the  basis of the  relative  net  assets  of the Funds or  Portfolios.  For  additional  information  regarding  Fund and
Portfolio  expenses,  as well as voluntary  agreements by the Investment  Manager to limit such  expenses,  see this  Prospectus  under
"Expense Information" and the Company's SAI under "Fund Expenses."

                                                  DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS:

         Each Fund intends to distribute  substantially  all of its net income and capital gains to  shareholders at least once a year.
Normally, dividends from net investment income of each Fund will be declared and paid on the following basis:

Fund                                                                   Declared         Paid
----                                                                   --------         ----

ASAF Founders International Small Capitalization                       annually                  annually
ASAF AIM International Equity                                          annually                  annually
ASAF Janus Overseas Growth                                             annually                  annually
ASAF American Century International Growth                             annually                  annually
ASAF Janus Small-Cap Growth                                            annually                  annually
ASAF Scudder Small-Cap Growth Portfolio                                annually                  annually
ASAF T. Rowe Price Small Company Value                                 annually                  annually
ASAF Janus Mid-Cap Growth                                              annually                  annually
ASAF Neuberger Berman Mid-Cap Growth                                   annually                  annually
ASAF Neuberger Berman Mid-Cap Value                                    annually                  annually
ASAF Alger All-Cap Growth                                              annually                  annually
ASAF Gabelli All-Cap Value                                             annually                  annually
ASAF INVESCO Technology Fund                                           annually                  annually
ASAF INVESCO Health Sciences Fund                                      annually                  annually
ASAF ProFund Managed OTC Fund                                          annually                  annually
ASAF Alliance Growth                                                   annually                  annually
ASAF Marsico Capital Growth                                            annually                  annually
ASAF Janus Capital Growth                                              annually                  annually
ASAF T. Rowe Price Tax Managed Fund                                    annually                  annually
ASAF Alliance/Bernstein Growth + Value Fund                            annually                  annually
ASAF Sanford Bernstein Core Value Fund                                 annually                  annually
ASAF Sanford Bernstein Managed Index 500                               annually                  annually
ASAF Alliance Growth and Income                                        annually                  annually
ASAF MFS Growth with Income                                            annually                  annually
ASAF INVESCO Equity Income                                             semi-annually             semi-annually
ASAF American Century Strategic Balanced                               semi-annually             semi-annually
ASAF Federated High Yield Bond                                         daily                     monthly
ASAF PIMCO Total Return Bond                                           daily                     quarterly
ASAF JPM Money Market                                                  daily                     monthly

DISTRIBUTION OPTIONS:

         When you open your  account,  specify on your  application  how you want to receive  your  distributions.  Unless you  specify otherwise,  all dividends and  distributions  will be  automatically  reinvested in additional full or fractional  shares of each Fund.
You have the following five distribution options:

         Reinvest All  Distributions  in the Fund.  You can elect to reinvest all dividends  and long term capital gains  distributions in additional shares of the applicable Fund.

         Reinvest  Income  Dividends Only. You can elect to reinvest  investment  income  dividends in a Fund while  receiving  capital gains distributions.

         Reinvest  Long-Term  Capital  Gains  Only.  You can elect to  reinvest  long-term  capital  gains in the Fund while  receiving dividends.

         Receive  All  Distributions  in Cash.  You can  elect to  receive  a check  for all  dividends  and  long-term  capital  gains distributions.

         Reinvest  Distributions  in Another Fund of the Company.  You can reinvest all  distributions  in another Fund of the Company.
For additional information, see this Prospectus under "Special Investment Programs and Privileges."

TAXES:

         Each of the  Funds  intends  to  make  distributions  that  may be  taxed  as  ordinary  income  and  capital  gains.  The tax consequences of distributions from a Fund will vary depending upon the type of account that you maintain.

         If you establish an IRA or other tax-deferred  retirement  account,  dividends and capital gains  distributions from the Funds generally  will not be subject to current  taxation.  If you  establish  an account  outside a  tax-deferred  retirement  account,  the following tax  consequences  generally will apply.  For regular  investment  accounts  established by individuals,  dividends paid by a
Fund from net  investment  income and net  short-term  capital  gains,  whether you choose to receive them in cash or reinvest  them in additional  shares,  will be taxable as ordinary  income.  If you receive your  distributions  in cash,  the value of your Fund account effectively will be reduced by the amount of the distribution.

         Capital  gains  distributions  are made by a Fund  when it  realizes  net  gains on sales of  portfolio  securities.  A Fund's capital gains may vary substantially from year to year and,  therefore,  its capital gains  distributions also may vary  substantially.
A Fund will not make  capital  gains  distributions  in years in which the Fund has a net capital  loss.  Distributions  paid by a Fund from net long term capital gains will be taxable as long-term capital gains, regardless of how long you have owned the Fund's shares.

         Because of their  varying  investment  strategies,  distributions  from some of the Funds are likely to consist  primarily  of capital gains  distributions,  while  distributions from others are likely to consist primarily of ordinary income.  Distributions from the ASAF  Federated  High Yield Bond Fund,  the ASAF PIMCO  Total  Return Bond Fund,  and the ASAF JPM Money  Market Fund are likely to consist  primarily of ordinary  income.  Because the Funds are new, as of the date of this  Prospectus no Fund has yet  distributed any long-term capital gains. Over time,  however,  it is expected that  distributions  from a number of the Funds,  particularly those with capital growth as their investment objective, will consist primarily of capital gains.

         Certain  distributions by a Fund may be classified under federal tax laws as constituting  returns of your capital.  These are not  taxable  to you when  received.  Federal  income tax laws  provide,  however,  that a  distribution  of this type will  reduce the acquisition  price of your shares in the Fund used to determine your tax liability  when you redeem or exchange the shares.  Therefore, the return of capital may result in a larger gain or smaller loss upon redemption or exchange.

         If you  purchase  shares of a Fund  shortly  before the date used to  determine  eligibility  for a dividend or capital  gains distribution,  you will receive a portion of your investment back as a taxable  distribution.  This is sometimes referred to as "buying a dividend."

         In order to satisfy  distribution  requirements  of the Code,  the Funds may  declare  year-end  dividend  and  capital  gains distributions.  If received by  shareholders  by January 31, these special  distributions  are treated as having been paid by the Funds and received by shareholders on December 31 of the prior year.

         The  investment  income of certain  Funds may be subject to foreign  income  taxes.  The Company may elect to pass these taxes through to the  shareholders  of the Funds.  If you are a shareholder,  you will be required to report a share of these taxes as income in determining your federal income tax liability.  You will be able to deduct these taxes or, under certain  circumstances,  you may be able to claim them as a credit against your federal income tax.

         The  Company  will  provide you with an annual  statement  as to the federal  income tax status of all  distributions  for the preceding year, including any amount of foreign taxes passed through to you.

         Taxes on  Redemptions  and  Exchanges.  A  redemption  of shares in a Fund or an  exchange  of a Fund's  shares  for shares in another  Fund will be  treated  as a sale  under the Code,  which may  result  in a capital  gain or loss and  current  tax  liability.
However,  you will not have a  federal  tax gain or loss  when  Class B or Class X shares of a Fund  automatically  convert  to Class A shares.  The Class A shares you receive after conversion will be considered to have the same  acquisition  price as the converted Class
B or X shares for purposes of determining your gain or loss upon subsequent redemptions or exchanges.

         Dividends,  capital gains  distributions  and capital gains or losses from  redemptions  and exchanges may be subject to state and local taxes in addition to Federal income taxes.

         The above tax discussion is for general  information  only. A more detailed  discussion of federal  income tax  considerations for the Funds is included in the Company's SAI under  "Additional  Tax  Considerations."  You should  consult with your own tax adviser concerning  possible tax consequences of investing in a Fund. If you are considering an IRA or other tax deferred  account,  you should consult with your tax adviser regarding the requirements under Federal tax law governing your specific type of account.

         Regulated  Investment  Company  Status.  As each Fund intends to qualify as a "regulated  investment  company" under the Code, each Fund  generally  is entitled to deduct all  dividends  paid to  shareholders  in  determining  its taxable  income.  However,  the deductibility of dividends paid by regulated  investment  companies that issue more than one class of shares,  such as the Company,  is subject to certain  requirements  under the Code.  In this  regard,  the  Company may deduct  dividends  only when shares in each class receive  proportionate  distributions  and where no class is  preferred  over any other class in a manner not  permitted  by the formal dividend rights of the preferred class.

         The Company has received  separate  opinions of counsel from the law firms of Caplin & Drysdale and Rogers & Wells which, when taken together,  conclude that the Funds'  particular  multiple class structure will not prevent the deductibility of dividends paid by the Funds.  However,  the Company has not  obtained a ruling on the matter from the IRS.  The Company does not believe that the IRS has considered a multiple class structure with all of the features of the Funds'  structure,  including the Bonus Share feature  applicable to Class X shares,  and the IRS could disagree with the conclusions  expressed in the opinions.  Changes in federal income tax law also could affect the continued validity of the conclusions stated in the opinions.

         If dividends  on any class of a Fund's  shares are treated as  preferential  to another  class,  dividends in that year on all classes of that Fund's  shares would  become  non-deductible  by the Fund.  The effect of such a  development  is that income and gains realized by a Fund could be subject to double  taxation -- that is, both the Fund and  shareholders  could be subject to  taxation.  In addition to the tax liability,  the Fund could be liable for interest and penalties.  All these liabilities could substantially  reduce the value of your  investment in the Fund.  There could also be personal  income tax  consequences to shareholders of the Fund, such as reclassification of capital gains distributions as ordinary income, which may be taxable at higher rates.

                                                         Financial Highlights

         The financial  highlights  table is intended to help you understand the Funds'  financial  performance  since their inception.
Certain  information  reflects  financial  results for a single Fund share.  The total returns in the table  represent the rate that an investor  would have earned or lost on an  investment  in a Fund  (assuming  reinvestment  of all  dividends  and  distributions).  The information  has been audited by  PricewaterhouseCoopers  LLP, the Company's  independent  accountants.  The report of the  independent accountants,  along with the Funds'  financial  statements,  are included in the  Company's  annual  report,  which is  available  upon request.  No financial  information is included for the ASAF INVESCO Health  Sciences Fund,  ASAF T. Rowe Price Tax Managed Fund,  ASAF
Alliance/Bernstein  Growth + Value Fund or the ASAF Sanford  Bernstein  Core Value Fund,  which had not commenced  operations  prior to
March 1, 2001.

                                                   FINANCIAL HIGHLIGHTS

         The financial  highlights  table is intended to help you understand the Funds' financial  performance  since their inception.  Certain  information  reflects  financial  results  for a single  Fund  share.  The total  returns in the table represent  the rate that an investor  would have earned or lost on an investment in a Fund  (assuming  reinvestment  of all dividends and distributions).  The information has been audited by  PricewaterhouseCoopers  LLP, the Company's  independent accountants.  The report of the independent  accountants,  along with the Funds' financial statements,  are included in the
Company's  annual  report,  which is available  upon  request.  No financial  information  is included for the ASAF INVESCO
Health  Sciences  Fund,  ASAF T. Rowe  Price Tax  Managed  Fund,  ASAF  Alliance/Bernstein  Growth + Value Fund or the ASAF
Sanford Bernstein Core Value Fund, which had not commenced operations prior to March 1, 2001.

                                                              Increase (Decrease) from
                                                 Net Asset      Investment Operations                      Less            Distributions
                                                            ----------------------------------------   ---------------------------------------
                                                  Value        Net       Net Realized    Total from   From Net   In Excess of         From
                                     Period      Beginning   Investment  & Unrealized    Investment   Investment Net Investment      Capital
                                     Ended       of Period  Income (Loss)  Gain (Loss)   Operations    Income       Income            Gains
                                     -----       ---------  -------------  -----------   ----------    ------        ------           -----
ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
==========================
Class A                              10/31/00     $  13.56  $  (0.16)    $   3.28         $    3.12      $    --     $    --      $ (0.72)
                                     10/31/99        10.27     (0.14)        3.43              3.29           --          --          --
                                     10/31/98         9.87     (0.02)        0.45              0.43       (0.03)          --          --
                                     10/31/97(1)     10.00       0.05      (0.18)             (0.13)          --          --          --
Class B                              10/31/00        13.44     (0.26)        3.28              3.02           --          --        (0.72)
                                     10/31/99        10.23     (0.22)        3.43              3.21           --          --          --
                                     10/31/98         9.85     (0.08)        0.46              0.38           --          --          --
                                     10/31/97(1)     10.00       0.04      (0.19)             (0.15)          --          --          --
Class C                              10/31/00        13.43     (0.26)        3.23              2.97           --          --        (0.72)
                                     10/31/99        10.22     (0.21)        3.42              3.21           --          --          --
                                     10/31/98         9.86     (0.08)        0.44              0.36           --          --          --
                                     10/31/97(1)     10.00       0.04      (0.18)             (0.14)          --          --          --
Class X                              10/31/00        13.43     (0.27)        3.27              3.00           --          --        (0.72)
                                     10/31/99        10.21     (0.19)        3.41              3.22           --          --          --
                                     10/31/98         9.84     (0.08)        0.45              0.37           --          --          --
                                     10/31/97(1)     10.00       0.04      (0.20)             (0.16)          --          --          --
ASAF JANUS SMALL-CAP
GROWTH FUND*:
=============
Class A                              10/31/00     $  17.08  $  (0.18)    $   0.51        $    0.33      $     --    $     --    $   (0.11)
                                     10/31/99         9.11     (0.10)        8.07             7.97            --          --          --
                                     10/31/98         9.94     (0.07)      (0.76)           (0.83)            --          --          --
                                     10/31/97(1)     10.00     (0.03)      (0.03)           (0.06)            --          --          --
Class B                              10/31/00        16.87     (0.29)        0.55             0.26            --          --        (0.11)
                                     10/31/99         9.04     (0.17)        8.00             7.83            --          --          --
                                     10/31/98         9.93     (0.12)      (0.77)           (0.89)            --          --          --
                                     10/31/97(1)     10.00     (0.04)      (0.03)           (0.07)            --          --          --
Class C                              10/31/00        16.90     (0.29)        0.53             0.24            --          --        (0.11)
                                     10/31/99         9.06     (0.16)        8.00             7.84            --          --          --
                                     10/31/98         9.94     (0.10)      (0.78)           (0.88)            --          --          --
                                     10/31/97(1)     10.00     (0.04)      (0.02)           (0.06)            --          --          --
Class X                              10/31/00        16.90     (0.29)        0.53             0.24            --          --        (0.11)
                                     10/31/99         9.06     (0.15)        7.99             7.84            --          --          --
                                     10/31/98         9.93     (0.11)      (0.76)           (0.87)            --          --          --
                                     10/31/97(1)     10.00     (0.04)      (0.03)           (0.07)            --          --          --
ASAF GABELLI
SMALL-CAP VALUE FUND**:
=======================
Class A                              10/31/00     $   8.90   $   0.03    $   1.89        $   1.92       $    --     $     --      $ (0.24)
                                     10/31/99         8.85       0.02        0.06            0.08            --       (0.03)          --
                                     10/31/98        10.46       0.04      (1.62)          (1.58)            --       (0.03)          --
                                     10/31/97(1)     10.00       0.02        0.44            0.46            --           --          --
Class B                              10/31/00         8.84     (0.02)        1.88            1.86            --           --        (0.24)
                                     10/31/99         8.80     (0.03)        0.07            0.04            --           --          --
                                     10/31/98        10.44     (0.02)      (1.61)          (1.63)            --       (0.01)          --
                                     10/31/97(1)     10.00         --        0.44            0.44            --           --          --
Class C                              10/31/00         8.84     (0.02)        1.87            1.85            --           --        (0.24)
                                     10/31/99         8.80     (0.03)        0.07            0.04            --           --          --
                                     10/31/98        10.45     (0.02)      (1.62)          (1.64)            --       (0.01)          --
                                     10/31/97(1)     10.00         --        0.45            0.45            --           --          --
Class X                              10/31/00         8.84     (0.02)        1.89            1.87            --           --        (0.24)
                                     10/31/99         8.80     (0.03)        0.07            0.04            --           --          --
                                     10/31/98        10.44     (0.02)      (1.61)          (1.63)            --       (0.01)          --
                                     10/31/97(1)     10.00         --        0.44            0.44            --           --          --

                                                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                           Ratios of Expenses
                                               Supplemental Data                        to Average Net Assets(3)
                                               -----------------                        ------------------------

               Net Asset                  Net Assets at Portfolio  Net       After Expense   Before Expense    Ratio     of Net Investment
Total          Value          Total       End of Period Turnover  Operating Reimbursement    Reimbursement      Income (Loss) to
Distributions  End of Period  Return(2)     (in 000's)    Rate    Expenses   And Waiver(4)   and Waiver(4)     Average Net Assets(3)
-------------  -------------  ---------     ----------    ----    --------   -------------   -------------     ---------------------

  $ (0.72)      $  15.96         22.04%    $  44,940        516%      2.17%        2.17%           2.79%               (0.87%)
         --        13.56         32.04%        2,374        268%      2.10%        2.10%           4.53%               (1.19%)
     (0.03)        10.27          4.32%          886         49%      2.10%        2.10%           9.20%               (0.28%)
         --         9.87        (1.30%)          106          --      2.10%        2.10%         136.49%                 2.03%
     (0.72)        15.74         21.47%       67,929        516%      2.64%        2.64%           3.20%               (1.38%)
         --        13.44         31.38%        7,722        268%      2.60%        2.60%           5.04%               (1.84%)
         --        10.23          3.90%        1,387         49%      2.60%        2.60%           9.80%               (0.74%)
         --         9.85        (1.50%)          230          --      2.60%        2.60%          90.64%                 1.62%
     (0.72)        15.68         21.10%       31,232        516%      2.65%        2.65%           3.24%               (1.37%)
         --        13.43         31.41%        2,540        268%      2.60%        2.60%           5.05%               (1.74%)
         --        10.22          3.69%          872         49%      2.60%        2.60%           9.72%               (0.79%)
         --         9.86        (1.40%)           79          --      2.60%        2.60%          55.02%                 1.72%
     (0.72)        15.71         21.34%       13,809        516%      2.63%        2.63%           3.15%               (1.42%)
         --        13.43          31.54        4,305        268%      2.60%        2.60%           5.07%               (1.63%)
         --        10.21           3.80        2,404         49%      2.60%        2.60%           9.58%               (0.76%)
         --         9.84        (1.60%)          206          --      2.60%        2.60%          54.45%                 1.58%

   $ (0.11)     $  17.30          1.69%    $  85,342         90%      1.73%        1.73%           1.84%               (0.81%)
         --        17.08         87.80%       54,039         74%      1.70%        1.71%           2.20%               (0.73%)
         --         9.11        (8.45%)        1,801         94%      1.70%        1.70%           6.38%               (0.75%)
         --         9.94        (0.60%)          193          --      1.70%        1.70%         105.48%               (1.16%)
     (0.11)        17.02          1.29%      169,925         90%      2.23%        2.23%           2.34%               (1.31%)
         --        16.87         86.73%       98,524         74%      2.20%        2.21%           2.69%               (1.24%)
         --         9.04        (8.96%)        2,685         94%      2.20%        2.20%           6.86%               (1.26%)
         --         9.93        (0.70%)          353          --      2.20%        2.20%          57.99%               (1.73%)
     (0.11)        17.03          1.23%       72,934         90%      2.23%        2.23%           2.34%               (1.31%)
         --        16.90         86.64%       38,337         74%      2.20%        2.21%           2.73%               (1.25%)
         --         9.06        (8.85%)        2,090         94%      2.20%        2.20%           6.60%               (1.13%)
         --         9.94        (0.60%)           74          --      2.20%        2.20%          42.48%               (1.73%)
     (0.11)        17.03          1.17%       33,072         90%      2.23%        2.23%           2.34%               (1.31%)
         --        16.90         86.53%       24,312         74%      2.20%        2.21%           2.82%               (1.21%)
         --         9.06        (8.76%)        4,085         94%      2.20%        2.20%           6.69%               (1.19%)
         --         9.93        (0.70%)          270          --      2.20%        2.20%          47.29%               (1.70%)

   $ (0.24)     $  10.58         21.99%    $  23,156         71%      1.81%        1.81%           2.21%                 0.26%
     (0.03)         8.90          0.86%       10,881         35%      1.75%        1.75%           2.61%                 0.17%
     (0.03)         8.85       (15.13%)        7,155          4%      1.75%        1.75%           3.51%                 0.20%
         --        10.46          4.60%          383          --      1.75%        1.75%          54.47%                 0.69%
     (0.24)        10.46         21.45%       41,477         71%      2.31%        2.31%           2.71%               (0.22%)
         --         8.84          0.45%       23,890         35%      2.25%        2.25%           3.13%               (0.35%)
     (0.01)         8.80       (15.63%)       13,184          4%      2.25%        2.25%           4.03%               (0.30%)
         --        10.44          4.40%        1,155          --      2.25%        2.25%          30.14%                 0.17%
     (0.24)        10.45         21.34%       20,484         71%      2.31%        2.31%           2.71%               (0.22%)
         --         8.84          0.45%       13,164         35%      2.25%        2.25%           3.13%               (0.34%)
     (0.01)         8.80       (15.71%)        8,298          4%      2.25%        2.25%           3.97%               (0.32%)
         --        10.45          4.50%          335          --      2.25%        2.25%           33.60                 0.02%
     (0.24)        10.47         21.57%       18,557         71%      2.31%        2.31%           2.70%               (0.22%)
         --         8.84          0.45%       13,947         35%      2.25%        2.25%           3.12%               (0.31%)
     (0.01)         8.80       (15.63%)       12,368          4%      2.25%        2.25%           4.00%               (0.32%)
         --        10.44          4.40%          640          --      2.25%        2.25%          22.43%                 0.19%

 (1)Commenced Operations on July 28, 1997.
 (2)Total return for Class X shares does not reflect the payment of bonus shares.
 (3)Annualized for periods less than one year.
 (4) Includes  commissions  received by the Distributor under the Supplemental  Plans, as described above under "How to Buy
 Shares - Distribution Plans."
 * Prior to January 1, 1999,  Founders Asset  Management LLC served as Sub-advisor to the ASAF Janus Small-Cap  Growth Fund
 (formerly,  the ASAF Founders Small Capitalization  Fund). Janus Capital Corporation has served as Sub-advisor to the Fund since January 1, 1999.
 **Prior to September 11, 2000, T. Rowe Price  Associates,  Inc. served as Sub-advisor to the ASAF Gabelli  Small-Cap Value
 Fund (formerly,  the ASAF T. Rowe Price Small Company Value Fund) GAMCO  Investors,  Inc. has served as Sub-advisor to the
 Fund since September 11, 1999.
 Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
--------------------
Per Share Data (For a Share Outstanding throughout each period)
                                                             Increase (Decrease) from
                                            Net Asset         Investment Operations                      Less     Distributions
                                                       ----------------------------------------   ------------------------------------
                                             Value        Net       Net Realized    Total from   From Net   In Excess of         From
                               Period      Beginning   Investment  & Unrealized    Investment   Investment Net Investment      Capital
                               Ended       of Period  Income (Loss)  Gain (Loss)   Operations    Income       Income            Gains
                               -----       ---------  -------------  -----------   ----------    ------        ------           -----

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
========================
Class A                              10/31/00     $  12.85   $   0.23    $   0.39    $   0.62       (0.20)     $    --        $ (0.13)
                                     10/31/99        10.89       0.19        1.89        2.08       (0.12)          --              --
                                     10/31/98         9.99       0.15        0.84        0.99       (0.09)          --              --
                                     10/31/97(1)     10.00       0.04      (0.05)      (0.01)           --          --              --
Class B                              10/31/00        12.81       0.16        0.39        0.55       (0.13)          --          (0.13)
                                     10/31/99        10.86       0.12        1.88        2.00       (0.05)          --              --
                                     10/31/98         9.96       0.09        0.85        0.94       (0.04)          --              --
                                     10/31/97(1)     10.00       0.02      (0.06)      (0.04)           --          --              --
Class C                              10/31/00        12.80       0.16        0.40        0.56       (0.13)          --          (0.13)
                                     10/31/99        10.87       0.11        1.87        1.98       (0.05)          --              --
                                     10/31/98         9.98       0.09        0.84        0.93       (0.04)          --              --
                                     10/31/97(1)     10.00       0.02      (0.04)      (0.02)           --          --              --
Class X                              10/31/00        12.80       0.16        0.39        0.55       (0.13)          --          (0.13)
                                     10/31/99        10.85       0.11        1.89        2.00       (0.05)          --              --
                                     10/31/98         9.96       0.09        0.84        0.93       (0.04)          --              --
                                     10/31/97(1)     10.00       0.02      (0.06)      (0.04)           --          --              --
ASAF FEDERATED
HIGH YIELD BOND FUND:
=====================
Class A                              10/31/00     $   9.13   $   0.85  $   (1.11)  $   (0.26)   $   (0.85)    $     --         $    --
                                     10/31/99         9.38       0.80      (0.25)        0.55       (0.80)          --              --
                                     10/31/98         9.93       0.74      (0.55)        0.19       (0.74)          --              --
                                     10/31/97(1)     10.00       0.05      (0.07)      (0.02)       (0.05)          --              --
Class B                              10/31/00         9.13       0.80      (1.11)      (0.31)       (0.80)          --              --
                                     10/31/99         9.39       0.75      (0.26)        0.49       (0.75)          --              --
                                     10/31/98         9.93       0.69      (0.54)        0.15       (0.69)          --              --
                                     10/31/97(1)     10.00       0.04      (0.07)      (0.03)       (0.04)          --              --
Class C                              10/31/00         9.13       0.80      (1.11)      (0.31)       (0.80)          --              --
                                     10/31/99         9.38       0.75      (0.25)        0.50       (0.75)          --              --
                                     10/31/98         9.93       0.69      (0.55)        0.14       (0.69)          --              --
                                     10/31/97(1)     10.00       0.03      (0.07)      (0.04)       (0.03)          --              --
Class X                              10/31/00         9.13       0.80      (1.12)      (0.32)       (0.80)          --              --
                                     10/31/99         9.39       0.75      (0.26)        0.49       (0.75)          --              --
                                     10/31/98         9.93       0.69      (0.54)        0.15       (0.69)          --              --
                                     10/31/97(1)     10.00       0.04      (0.07)      (0.03)       (0.04)          --              --
ASAF ALLIANCE
GROWTH FUND*:
=============
Class A                              10/31/00     $  13.64  $  (0.20)    $   2.85    $   2.65     $     --    $     --        $ (0.37)
                                     10/31/99        10.44     (0.15)        3.35        3.20           --          --              --
                                     10/31/98(2)     10.00     (0.10)        0.54        0.44           --          --              --
Class B                              10/31/00        13.55     (0.28)        2.84        2.56           --          --          (0.37)
                                     10/31/99        10.43     (0.21)        3.33        3.12           --          --              --
                                     10/31/98(2)     10.00     (0.14)        0.57        0.43           --          --              --
Class C                              10/31/00        13.51     (0.28)        2.83        2.55           --          --          (0.37)
                                     10/31/99        10.40     (0.21)        3.32        3.11           --          --              --
                                     10/31/98(2)     10.00     (0.14)        0.54        0.40           --          --              --
Class X                              10/31/00        13.51     (0.28)        2.84        2.56           --          --          (0.37)
                                     10/31/99        10.41     (0.21)        3.31        3.10           --          --              --
                                     10/31/98(2)     10.00     (0.14)        0.55        0.41           --          --              --
ASAF ALLIANCE
GROWTH AND INCOME FUND**:
=========================
Class A                              10/31/00     $  12.33    $  0.04    $   1.39    $   1.43     $     --    $     --         $    --
                                     10/31/99        10.52       0.06        1.80        1.86       (0.01)      (0.04)              --
                                     10/31/98(2)     10.00       0.05        0.50        0.55       (0.03)          --              --
Class B                              10/31/00        12.32     (0.02)        1.39        1.37           --          --              --
                                     10/31/99        10.53     (0.01)        1.81        1.80           --      (0.01)              --
                                     10/31/98(2)     10.00       0.01        0.52        0.53           --          --              --
Class C                              10/31/00        12.31     (0.03)        1.39        1.36           --          --              --
                                     10/31/99        10.51     (0.01)        1.82        1.81           --      (0.01)              --
                                     10/31/98(2)     10.00       0.01        0.50        0.51           --          --              --
Class X                              10/31/00        12.30     (0.02)        1.38        1.36           --          --              --
                                     10/31/99        10.52     (0.01)        1.80        1.79           --      (0.01)              --
                                     10/31/98(2)     10.00       0.01        0.51        0.52           --          --              --

                                                                                       AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                                                                           Ratios of Expenses
                                               Supplemental Data                        to Average Net Assets(3)
                                               -----------------                        ------------------------

               Net Asset                  Net Assets at Portfolio  Net       After Expense   Before Expense    Ratio     of Net Investment
Total          Value          Total       End of Period Turnover  Operating Reimbursement    Reimbursement      Income (Loss) to
Distributions  End of Period  Return(2)     (in 000's)    Rate    Expenses   And Waiver(4)   and Waiver(4)     Average Net Assets(3)
-------------  -------------  ---------     ----------    ----    --------   -------------   -------------     ---------------------

   $  (0.33)   $  13.14           4.87%   $  38,001        119%       1.64%         1.64%           1.91%                1.71%
      (0.12)      12.85          19.10%      24,443        104%       1.60%         1.60%           2.15%                1.44%
      (0.09)      10.89           9.93%       3,359         93%       1.60%         1.60%           4.32%                1.30%
          --       9.99         (0.10%)         257          2%       1.60%         1.60%          37.87%                1.56%
      (0.26)      13.10           4.27%      93,323        119%       2.14%         2.14%           2.42%                1.21%
      (0.05)      12.81          18.46%      65,933        104%       2.10%         2.10%           2.67%                0.94%
      (0.04)      10.86           9.45%       8,272         93%       2.10%         2.10%           4.65%                0.80%
          --       9.96         (0.40%)         381          2%       2.10%         2.10%          29.90%                0.79%
      (0.26)      13.10           4.35%      36,859        119%       2.14%         2.14%           2.42%                1.21%
      (0.05)      12.80          18.26%      20,769        104%       2.10%         2.10%           2.67%                0.92%
      (0.04)      10.87           9.33%       3,202         93%       2.10%         2.10%           4.77%                0.79%
          --       9.98         (0.20%)         215          2%       2.10%         2.10%          38.96%                0.78%
      (0.26)      13.09           4.27%      23,269        119%       2.14%         2.14%           2.42%                1.20%
      (0.05)      12.80          18.48%      19,258        104%       2.10%         2.10%           2.67%                0.88%
      (0.04)      10.85           9.34%       7,164         93%       2.10%         2.10%           4.66%                0.79%
          --       9.96         (0.40%)         398          2%       2.10%         2.10%          26.66%                1.07%

   $  (0.85)   $   8.02         (3.20%)   $  16,581         20%       1.50%         1.50%           1.78%                9.68%
      (0.80)       9.13           5.70%      16,079         18%       1.50%         1.50%           1.81%                8.26%
      (0.74)       9.38           1.67%       6,979         22%       1.50%         1.50%           2.90%                7.42%
      (0.05)       9.93         (0.23%)       2,154         11%       1.50%         1.50%          30.49%                4.76%
      (0.80)       8.02         (3.68%)      73,413         20%       2.00%         2.00%           2.27%                9.14%
      (0.75)       9.13           5.05%      68,160         18%       2.00%         2.00%           2.31%                7.73%
      (0.69)       9.39           1.25%      20,495         22%       2.00%         2.00%           3.32%                6.90%
      (0.04)       9.93         (0.30%)         920         11%       2.00%         2.00%          30.22%                3.15%
      (0.80)       8.02         (3.68%)      12,637         20%       2.00%         2.00%           2.27%                9.14%
      (0.75)       9.13           5.05%      13,205         18%       2.00%         2.00%           2.32%                7.74%
      (0.69)       9.38           1.26%       5,732         22%       2.00%         2.00%           3.41%                6.96%
      (0.03)       9.93         (0.36%)         206         11%       2.00%         2.00%          29.26%                3.55%
      (0.80)       8.01         (3.80%)      16,953         20%       2.00%         2.00%           2.28%                9.16%
      (0.75)       9.13           5.06%      19,893         18%       2.00%         2.00%           2.32%                7.76%
      (0.69)       9.39           1.26%      12,402         22%       2.00%         2.00%           3.33%                6.96%
      (0.04)       9.93         (0.25%)         556         11%       2.00%         2.00%          30.95%                3.65%

   $  (0.37)   $  15.92          19.38%   $  33,339        122%       1.78%         1.85%           1.98%              (1.18%)
          --      13.64          30.65%       9,271        320%       1.80%         1.80%           2.41%              (1.15%)
          --      10.44           4.40%       2,690        207%       1.80%         1.80%           4.29%              (1.12%)
      (0.37)      15.74          18.84%      82,198        122%       2.28%         2.34%           2.47%              (1.67%)
          --      13.55          29.91%      29,219        320%       2.30%         2.30%           2.91%              (1.66%)
          --      10.43           4.30%       7,468        207%       2.30%         2.30%           4.77%              (1.62%)
      (0.37)      15.69          18.82%      25,565        122%       2.28%         2.34%           2.47%              (1.67%)
          --      13.51          29.90%       7,371        320%       2.30%         2.30%           2.92%              (1.68%)
          --      10.40           4.00%       2,634        207%       2.30%         2.30%           4.67%              (1.62%)
      (0.37)      15.70          18.89%      24,186        122%       2.28%         2.34%           2.45%              (1.65%)
          --      13.51          29.78%      13,212        320%       2.30%         2.30%           2.93%              (1.68%)
          --      10.41           4.10%       6,879        207%       2.30%         2.30%           4.77%              (1.62%)

     $    --   $  13.76          11.60%   $  49,218        135%       1.62%         1.73%           2.09%                0.31%
      (0.05)      12.33          17.72%      28,123         47%       1.60%         1.63%           2.21%                0.39%
      (0.03)      10.52           5.48%       5,572         42%       1.60%         1.60%           3.57%                0.62%
          --      13.69          11.12%     110,793        135%       2.12%         2.23%           2.59%              (0.19%)
      (0.01)      12.32          17.05%      66,009         47%       2.10%         2.13%           2.71%              (0.13%)
          --      10.53           5.32%      10,710         42%       2.10%         2.10%           4.06%                0.14%
          --      13.67          11.05%      47,592        135%       2.12%         2.23%           2.59%              (0.20%)
      (0.01)      12.31          17.18%      23,210         47%       2.10%         2.13%           2.72%              (0.12%)
          --      10.51           5.12%       5,019         42%       2.10%         2.10%           4.01%                0.15%
          --      13.66          11.06%      33,141        135%       2.12%         2.23%           2.60%              (0.18%)
      (0.01)      12.30          16.97%      24,369         47%       2.10%         2.13%           2.72%              (0.08%)
          --      10.52           5.22%      11,350         42%       2.10%         2.10%           3.98%                0.17%
(1) Commenced operations on July 28, 1997.
(2) Commenced operations on December 31, 1997.
(3) Total return for Class X shares does not reflect the payment of bonus shares.
(4)Annualized for periods less than one year.
(5) Includes  commissions  received by the Distributor  under the Supplemental  Plans, as described above under "How to Buy
Shares - Distribution Plans."
* From December 31, 1998 to April 30, 2000,  OppenheimerFunds,  Inc. served as Sub-advisor to the ASAF Alliance Growth Fund
(formerly,  the ASAF  Oppenheimer  Large-Cap  Growth  Fund).  Prior to  December  31,  1998,  Robertson  Stephens & Company
Investment  Management,  L.P.  served  as  Sub-advisor  to the  Fund.  Alliance  Capital  Management  L.P.  has  served  as
Sub-advisor to the Fund since May 1, 2000.
** Prior to May 1, 2000,  Lord,  Abbett & Co. served as Sub-advisor to the ASAF Alliance  Growth and Income Fund (formerly, the ASAF Lord  Abbett  Growth  and Income  Fund).  Alliance  Capital  Management  L.P.  has  served as  Sub-advisor  to the
Portfolio since May 1, 2000.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
--------------------
Per Share Data (For a Share Outstanding
throughout each period)
                                                              Increase (Decrease) from
                                                 Net Asset      Investment Operations                      Less            Distributions
                                                            ----------------------------------------   ---------------------------------------
                                                  Value        Net       Net Realized    Total from   From Net   In Excess of         From
                                     Period      Beginning   Investment  & Unrealized    Investment   Investment Net Investment      Capital
                                     Ended       of Period  Income (Loss)  Gain (Loss)   Operations    Income       Income            Gains
                                     -----       ---------  -------------  -----------   ----------    ------        ------           -----
ASAF JANUS
OVERSEAS GROWTH FUND:
=====================
Class A                              10/31/00     $  14.06  $  (0.08)    $   3.29   $    3.21      $    --    $     --    $    --
                                     10/31/99        10.55     (0.09)        3.60        3.51           --          --         --
                                     10/31/98(1)     10.00       0.01        0.54        0.55           --          --         --
Class B                              10/31/00        13.94     (0.17)        3.26        3.09           --          --         --
                                     10/31/99        10.51     (0.15)        3.58        3.43           --          --         --
                                     10/31/98(1)     10.00     (0.04)        0.55        0.51           --          --         --
Class C                              10/31/00        13.96     (0.17)        3.27        3.10           --          --         --
                                     10/31/99        10.52     (0.15)        3.59        3.44           --          --         --
                                     10/31/98(1)     10.00     (0.04)        0.56        0.52           --          --         --
Class X                              10/31/00        13.93     (0.18)        3.28        3.10           --          --         --
                                     10/31/99        10.50     (0.14)        3.57        3.43           --          --         --
                                     10/31/98(1)     10.00     (0.04)        0.54        0.50           --          --         --
ASAF MARSICO
CAPITAL GROWTH FUND:
====================
Class A                              10/31/00     $  14.58  $  (0.10)    $   1.48   $    1.38     $     --    $     --   $    --
                                     10/31/99        10.13     (0.09)        4.55        4.46           --      (0.01)        --
                                     10/31/98(2)     10.00       0.01        0.12        0.13           --          --        --
Class B                              10/31/00        14.51     (0.19)        1.48        1.29           --          --        --
                                     10/31/99        10.12     (0.16)        4.55        4.39           --          --        --
                                     10/31/98(2)     10.00         --        0.12        0.12           --          --        --
Class C                              10/31/00        14.49     (0.18)        1.47        1.29           --          --        --
                                     10/31/99        10.11     (0.16)        4.54        4.38           --          --        --
                                     10/31/98(2)     10.00         --        0.11        0.11           --          --        --
Class X                              10/31/00        14.48     (0.19)        1.48        1.29           --          --        --
                                     10/31/99        10.11     (0.15)        4.52        4.37           --          --        --
                                     10/31/98(2)     10.00         --        0.11        0.11           --          --        --
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
====================
Class A                              10/31/00     $  16.22  $  (0.28)    $   8.10   $    7.82     $     --    $     --   $    --
                                     10/31/99        11.81     (0.17)        4.73        4.56           --          --    (0.15)
                                     10/31/98(2)     10.00     (0.01)        1.82        1.81           --          --        --
Class B                              10/31/00        16.12     (0.40)        8.06        7.66           --          --        --
                                     10/31/99        11.79     (0.25)        4.73        4.48           --          --    (0.15)
                                     10/31/98(2)     10.00     (0.01)        1.80        1.79           --          --        --
Class C                              10/31/00        16.12     (0.40)        8.07        7.67           --          --        --
                                     10/31/99        11.79     (0.24)        4.72        4.48           --          --    (0.15)
                                     10/31/98(2)     10.00     (0.01)        1.80        1.79           --          --        --
Class X                              10/31/00        16.12     (0.40)        8.05        7.65           --          --        --
                                     10/31/99        11.79     (0.25)        4.73        4.48           --          --    (0.15)
                                     10/31/98(2)     10.00     (0.01)        1.80        1.79           --          --        --
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
===================
Class A                              10/31/00     $  11.42  $  (0.05)    $   3.50   $    3.45     $     --    $     --  $ (0.22)
                                     10/31/99        10.23       0.03        1.19        1.22           --      (0.03)        --
                                     10/31/98(2)     10.00       0.02        0.21        0.23           --          --        --
Class B                              10/31/00        11.38     (0.11)        3.48        3.37           --          --    (0.22)
                                     10/31/99        10.22     (0.05)        1.22        1.17           --      (0.01)        --
                                     10/31/98(2)     10.00       0.01        0.21        0.22           --          --        --
Class C                              10/31/00        11.38     (0.11)        3.48        3.37           --          --    (0.22)
                                     10/31/99        10.22     (0.05)        1.22        1.17           --      (0.01)        --
                                     10/31/98(2)     10.00         --        0.22        0.22           --          --        --
Class X                              10/31/00        11.36     (0.11)        3.47        3.36           --          --    (0.22)
                                     10/31/99        10.22     (0.05)        1.20        1.15           --      (0.01)        --
                                     10/31/98(2)     10.00       0.01        0.21        0.22           --          --        --
ASAF AIM INTERNATIONAL
EQUITY FUND:
============
Class A                              10/31/00(3)    $10.00      $0.03     $(1.22)     $(1.19)     $     --    $     --  $
                                                                                                                           --
Class B                              10/31/00(3)     10.00     (0.02)      (1.20)      (1.22)           --          --         --
Class C                              10/31/00(3)     10.00     (0.01)      (1.22)      (1.23)           --          --         --
Class X                              10/31/00(3)     10.00     (0.02)      (1.19)      (1.21)           --          --         --

                                                                                       AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                           Ratios of Expenses
                                               Supplemental Data                        to Average Net Assets(3)
                                               -----------------                        ------------------------

               Net Asset                  Net Assets at Portfolio  Net       After Expense   Before Expense    Ratio     of Net Investment
Total          Value          Total       End of Period Turnover  Operating Reimbursement    Reimbursement      Income (Loss) to
Distributions  End of Period  Return(2)     (in 000's)    Rate    Expenses   And Waiver(4)   and Waiver(4)     Average Net Assets(3)
-------------  -------------  ---------     ----------    ----    --------   -------------   -------------     ---------------------

     $    --   $    17.27        22.92%    $ 146,865         72%       1.91%        1.93%           2.03%               (0.39%)
          --        14.06        33.18%       61,082         71%       2.10%        2.12%           2.47%               (0.70%)
          --        10.55         5.50%        8,812        101%       2.10%        2.10%           4.12%                 0.06%
          --        17.03        22.25%      234,154         72%       2.41%        2.43%           2.53%               (0.87%)
          --        13.94        32.54%      105,965         71%       2.60%        2.62%           2.97%               (1.22%)
          --        10.51         5.10%       15,339        101%       2.60%        2.60%           4.58%               (0.44%)
          --        17.06        22.29%      132,594         72%       2.41%        2.43%           2.53%               (0.86%)
          --        13.96        32.60%       54,101         71%       2.60%        2.62%           2.97%               (1.21%)
          --        10.52         5.20%        9,580        101%       2.60%        2.60%           4.58%               (0.45%)
          --        17.03        22.34%       54,487         72%       2.41%        2.42%           2.53%               (0.90%)
          --        13.93        32.57%       34,002         71%       2.60%        2.62%           2.98%               (1.19%)
          --        10.50         5.00%       11,226        101%       2.60%        2.60%           4.60%               (0.41%)

     $    --   $    15.96         9.47%    $ 232,611        108%       1.78%        1.78%           1.87%               (0.61%)
      (0.01)        14.58        44.18%      103,196        105%       1.75%        1.76%           2.03%               (0.69%)
          --        10.13         1.20%        7,037         67%       1.75%        1.75%           2.84%                 0.72%
          --        15.80         8.89%      534,179        108%       2.27%        2.28%           2.36%               (1.11%)
          --        14.51        43.52%      285,342        105%       2.25%        2.26%           2.53%               (1.20%)
          --        10.12         1.10%       17,994         67%       2.25%        2.25%           3.29%                 0.25%
          --        15.78         8.90%      249,913        108%       2.26%        2.28%           2.36%               (1.11%)
          --        14.49        43.32%      125,796        105%       2.25%        2.26%           2.53%               (1.19%)
          --        10.11         1.10%       11,012         67%       2.25%        2.25%           3.44%                 0.24%
          --        15.77         8.83%       79,187        108%       2.27%        2.28%           2.36%               (1.11%)
          --        14.48        43.47%       49,980        105%       2.25%        2.26%           2.53%               (1.18%)
          --        10.11         1.10%        5,746         67%       2.25%        2.25%           3.22%                 0.20%

     $    --   $    24.04        48.21%    $ 105,924        109%       1.80%        1.82%           1.91%               (1.18%)
      (0.15)        16.22        38.83%       10,908        106%       1.75%        1.77%           2.65%               (1.17%)
          --        11.81        18.00%          587        122%       1.75%        1.75%           5.66%               (0.52%)
          --        23.78        47.52%      195,520        109%       2.30%        2.31%           2.40%               (1.67%)
      (0.15)        16.12        38.21%       22,399        106%       2.25%        2.27%           3.14%               (1.68%)
          --        11.79        17.80%          991        122%       2.25%        2.25%          15.98%               (0.78%)
          --        23.79        47.58%       75,916        109%       2.30%        2.31%           2.40%               (1.67%)
      (0.15)        16.12        38.09%        9,674        106%       2.25%        2.27%           3.17%               (1.68%)
          --        11.79        17.90%          903        122%       2.25%        2.25%          20.25%               (0.72%)
          --        23.77        47.46%       32,363        109%       2.30%        2.31%           2.40%               (1.67%)
      (0.15)        16.12        38.09%        6,428        106%       2.25%        2.27%           3.19%               (1.69%)
          --        11.79        17.90%          509        122%       2.25%        2.25%          10.43%               (0.67%)

   $  (0.22)   $    14.65        30.46%    $  27,571        196%       1.79%        1.87%           2.11%               (0.37%)
      (0.03)        11.42        12.06%        8,561        126%       1.75%        1.85%           2.76%                 0.06%
          --        10.23         2.30%          717          3%       1.75%        1.75%           9.44%                 0.87%
      (0.22)        14.53        29.86%       57,561        196%       2.29%        2.37%           2.62%               (0.85%)
      (0.01)        11.38        11.57%       21,560        126%       2.25%        2.35%           3.29%               (0.44%)
          --        10.22         2.20%        1,886          3%       2.25%        2.25%           9.10%                 0.47%
      (0.22)        14.53        29.86%       22,114        196%       2.29%        2.36%           2.62%               (0.85%)
      (0.01)        11.38        11.57%        7,731        126%       2.25%        2.35%           3.32%               (0.45%)
          --        10.22         2.20%          997          3%       2.25%        2.25%          13.91%                 0.26%
      (0.22)        14.50        29.83%       10,565        196%       2.29%        2.36%           2.62%               (0.84%)
      (0.01)        11.36        11.38%        4,608        126%       2.25%        2.35%           3.35%               (0.46%)
          --        10.22         2.20%          295          3%       2.25%        2.25%          12.90%                 0.34%

     $    --    $    8.81      (11.90%)    $  12,696         74%       2.10%        2.20%           3.01%                 0.32%
          --         8.78      (12.20%)       17,900         74%       2.60%        2.70%           3.55%               (0.22%)
          --         8.77      (12.30%)       12,120         74%       2.60%        2.70%           3.53%               (0.13%)
          --         8.79      (12.10%)        3,866         74%       2.60%        2.70%           3.75%               (0.23%)
(1) Commenced operations on December 31, 1997.
(2) Commenced operations on August 19, 1998.
(3) Commenced operations on November 1, 1999.
(4)Total return for Class X shares does not reflect the payment of bonus shares.
(5)Annualized for periods less than one year.
(6) Includes  commissions  received by the Distributor  under the Supplemental  Plans, as described above under "How to Buy
Shares - Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
--------------------
Per Share Data (For a Share Outstanding
throughout each period)
                                                              Increase (Decrease) from
                                                 Net Asset      Investment Operations                      Less            Distributions
                                                            ----------------------------------------   ---------------------------------------
                                                  Value        Net       Net Realized    Total from   From Net   In Excess of         From
                                     Period      Beginning   Investment  & Unrealized    Investment   Investment Net Investment      Capital
                                     Ended       of Period  Income (Loss)  Gain (Loss)   Operations    Income       Income            Gains
                                     -----       ---------  -------------  -----------   ----------    ------        ------           -----
ASAF SANFORD BERNSTEIN
MANAGED INDEX 500 FUND*:
========================
Class A                              10/31/00(1)  $  10.00   $   0.03    $   0.21   $    0.24     $     --    $     --    $    --
Class B                              10/31/00(1)     10.00     (0.03)        0.23        0.20           --          --         --
Class C                              10/31/00(1)     10.00     (0.03)        0.23        0.20           --          --         --
Class X                              10/31/00(1)     10.00     (0.03)        0.23        0.20           --          --         --
ASAF MFS GROWTH
WITH INCOME FUND:
=================
Class A                              10/31/00(1)  $  10.00   $ (0.03)    $   0.76   $    0.73     $     --    $     --    $    --
Class B                              10/31/00(1)     10.00     (0.07)        0.75        0.68           --          --         --
Class C                              10/31/00(1)     10.00     (0.08)        0.75        0.67           --          --         --
Class X                              10/31/00(1)     10.00     (0.08)        0.77        0.69           --          --         --
ASAF SCUDDER
SMALL-CAP GROWTH FUND**:
========================
Class A                              10/31/00(2)  $  10.00  $  (0.06)  $   (1.86)  $   (1.92)     $     --    $     --    $    --
Class B                              10/31/00(2)     10.00     (0.10)      (1.86)      (1.96)           --          --         --
Class C                              10/31/00(2)     10.00     (0.10)      (1.86)      (1.96)           --          --         --
Class X                              10/31/00(2)     10.00     (0.10)      (1.85)      (1.95)           --          --         --
ASAF ALGER
ALL-CAP GROWTH FUND:
====================
Class A                              10/31/00(3)  $  10.00      $  --  $   (0.55)  $   (0.55)     $     --    $     --    $    --
Class B                              10/31/00(3)     10.00     (0.01)      (0.55)      (0.56)           --          --         --
Class C                              10/31/00(3)     10.00     (0.01)      (0.54)      (0.55)           --          --         --
Class X                              10/31/00(3)     10.00     (0.01)      (0.55)      (0.56)           --          --         --
ASAF GABELLI
ALL-CAP VALUE FUND:
===================
Class A                              10/31/00(3)  $  10.00     $ 0.01    $   0.25   $    0.26     $     --    $     --    $    --
Class B                              10/31/00(3)     10.00       0.01        0.25        0.26           --          --         --
Class C                              10/31/00(3)     10.00       0.01        0.24        0.25           --          --         --
Class X                              10/31/00(3)     10.00       0.01        0.24        0.25           --          --         --
ASAF INVESCO
TECHNOLOGY FUND:
================
Class A                              10/31/00(3)  $  10.00    $    --   $  (0.73)   $  (0.73)     $     --    $     --    $    --
Class B                              10/31/00(3)     10.00         --      (0.75)      (0.75)           --          --         --
Class C                              10/31/00(3)     10.00         --      (0.74)      (0.74)           --          --         --
Class X                              10/31/00(3)     10.00         --      (0.75)      (0.75)           --          --         --
ASAF JANUS
MID-CAP GROWTH FUND:
====================
Class A                              10/31/00(3)  $  10.00     $ 0.02  $   (0.01)   $    0.01     $     --    $     --    $    --
Class B                              10/31/00(3)     10.00       0.01      (0.01)          --           --          --         --
Class C                              10/31/00(3)     10.00       0.01          --        0.01           --          --         --
Class X                              10/31/00(3)     10.00       0.01      (0.01)          --           --          --         --
ASAF PROFUND
MANAGED OTC FUND***:
====================
Class A                              10/31/00(3)  $  10.00  $  (0.01)  $   (1.77)  $   (1.78)     $     --    $     --    $    --
Class B                              10/31/00(3)     10.00     (0.02)      (1.76)      (1.78)           --          --         --
Class C                              10/31/00(3)     10.00     (0.02)      (1.77)      (1.79)           --          --         --
Class X                              10/31/00(3)     10.00     (0.02)      (1.77)      (1.79)           --          --         --

                                                                                       AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                           Ratios of Expenses
                                               Supplemental Data                        to Average Net Assets(3)
                                               -----------------                        ------------------------

               Net Asset                  Net Assets at Portfolio  Net       After Expense   Before Expense    Ratio     of Net Investment
Total          Value          Total       End of Period Turnover  Operating Reimbursement    Reimbursement      Income (Loss) to
Distributions  End of Period  Return(2)     (in 000's)    Rate    Expenses   And Waiver(4)   and Waiver(4)     Average Net Assets(3)
-------------  -------------  ---------     ----------    ----    --------   -------------   -------------     ---------------------

     $   --     $   10.24        2.40%    $  19,437        107%       1.50%       1.54%            2.00%                0.30%
         --         10.20        2.00%       34,025        107%       2.00%       2.04%            2.53%              (0.25%)
         --         10.20        2.00%       25,239        107%       2.00%       2.04%            2.56%              (0.25%)
         --         10.20        2.00%        4,959        107%       2.00%       2.04%            2.50%              (0.25%)

     $   --     $   10.73        7.30%    $   7,301         65%       1.80%       1.80%            2.54%              (0.29%)
         --         10.68        6.80%       16,156         65%       2.30%       2.30%            3.17%              (0.72%)
         --         10.67        6.70%        6,681         65%       2.30%       2.30%            3.06%              (0.76%)
         --         10.69        6.90%        3,487         65%       2.30%       2.30%            3.06%              (0.76%)

     $   --     $    8.08     (19.20%)    $  17,172         61%       1.80%       1.80%            2.43%              (0.72%)
         --          8.04     (19.60%)       27,872         61%       2.30%       2.30%            2.94%              (1.25%)
         --          8.04     (19.60%)       14,676         61%       2.30%       2.30%            2.94%              (1.24%)
         --          8.05     (19.50%)        4,499         61%       2.30%       2.30%            2.93%              (1.23%)

      $  --      $   9.45      (5.50%)    $   3,790         15%       1.85%       1.85%            3.08%              (0.09%)
         --          9.44      (5.60%)        4,232         15%       2.35%       2.35%            3.49%              (0.52%)
         --          9.45      (5.60%)        4,734         15%       2.35%       2.35%            3.49%              (0.50%)
         --          9.44      (5.60%)          389         15%       2.35%       2.35%            3.42%              (0.50%)

      $  --     $   10.26        2.60%    $   1,522          7%       1.85%       1.85%            4.99%                1.05%
         --         10.26        2.60%        2,893          7%       2.35%       2.35%            4.98%                0.57%
         --         10.25        2.50%        3,127          7%       2.35%       2.35%            5.21%                0.58%
         --         10.25        2.50%          217          7%       2.35%       2.35%            4.80%                0.46%

      $  --     $    9.27      (7.30%)    $   4,910          4%       1.90%       1.90%            2.65%                0.19%
         --          9.25      (7.50%)       11,811          4%       2.40%       2.40%            3.02%              (0.36%)
         --          9.26      (7.40%)        7,384          4%       2.40%       2.40%            3.05%              (0.30%)
         --          9.25      (7.50%)        1,003          4%       2.40%       2.40%            3.16%              (0.33%)

      $  --     $   10.01        0.10%    $   3,069          3%       1.90%       1.90%            2.96%                1.19%
         --         10.00        0.00%        8,853          3%       2.40%       2.40%            3.32%                0.45%
         --         10.01        0.10%        4,495          3%       2.40%       2.40%            3.49%                0.71%
         --         10.00        0.00%          676          3%       2.40%       2.40%            3.39%                0.72%

      $  --     $    8.22     (17.80%)    $   7,052          1%       1.75%       1.75%            2.40%              (1.11%)
         --          8.22     (17.80%)       12,048          1%       2.25%       2.25%            3.73%              (1.57%)
         --          8.22     (17.90%)        6,927          1%       2.25%       2.25%            3.82%              (1.58%)
         --          8.21     (17.90%)          835          1%       2.25%       2.25%            3.81%              (1.55%)

(1) Commenced operations on November 1, 1999.
(2) Commenced operations on March 1, 2000.
(3) Commenced operations on September 11, 2000.
(4) Total return for Class X shares does not reflect the payment of bonus shares.
(5)Annualized for periods less than one year.
(6) Includes  commissions  received by the Distributor  under the Supplemental  Plans, as described above under "How to Buy
Shares - Distribution Plans."
* Prior to May 1, 2000,  Bankers Trust Company served as Sub-advisor to the ASAF Sanford  Bernstein  Managed Index 500 Fund
(formerly,  the ASAF Bankers Trust Managed Index 500 Fund).  Sanford C.  Bernstein & Co. has served as  Sub-advisor  to the
Fund since May 1, 2000.
** Prior to March 1, 2001, the ASAF Scudder Small-Cap Growth Fund was known as the ASAF Kemper Small-Cap Growth Fund.
*** Prior to March 1, 2001,  Rydex Global  Advisors  served as Sub-advisor to the ASAF ProFund  Managed OTC Fund (formerly, the ASAF Rydex Managed OTC Fund). ProFund Advisors LLC has served as Sub-advisor to the Fund since March 1, 2001.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
--------------------
Per Share Data (For a Share Outstanding
throughout each period)
                                                              Increase (Decrease) from
                                                 Net Asset      Investment Operations                      Less            Distributions
                                                            ----------------------------------------   ---------------------------------------
                                                  Value        Net       Net Realized    Total from   From Net   In Excess of         From
                                     Period      Beginning   Investment  & Unrealized    Investment   Investment Net Investment      Capital
                                     Ended       of Period  Income (Loss)  Gain (Loss)   Operations    Income       Income            Gains
                                     -----       ---------  -------------  -----------   ----------    ------        ------           -----
ASAF AMERICAN CENTURY
INTERNATIONAL GROWTH FUND*:
===========================
Class A                              10/31/00     $  10.99  $  (0.15)    $   0.14  $   (0.01)     $     --    $     --   $    --
                                     10/31/99         9.39     (0.01)        1.68        1.67           --      (0.07)        --
                                     10/31/98         8.93     (0.02)        0.48        0.46           --          --        --
                                     10/31/97(1)      9.74       0.01      (0.82)      (0.81)           --          --        --
Class B                              10/31/00        11.22     (0.21)        0.14      (0.07)           --          --        --
                                     10/31/99         9.59     (0.08)        1.73        1.65           --      (0.02)        --
                                     10/31/98         9.16     (0.07)        0.50        0.43           --          --        --
                                     10/31/97(1)     10.00     (0.01)      (0.83)      (0.84)           --          --        --
Class C                              10/31/00        11.21     (0.21)        0.13      (0.08)           --          --        --
                                     10/31/99         9.57     (0.08)        1.74        1.66           --      (0.02)        --
                                     10/31/98         9.16     (0.06)        0.47        0.41           --          --        --
                                     10/31/97(1)     10.00     (0.01)      (0.83)      (0.84)           --          --        --
Class X                              10/31/00        11.25     (0.20)        0.12      (0.08)           --          --        --
                                     10/31/99         9.61     (0.09)        1.75        1.66           --      (0.02)        --
                                     10/31/98         9.18     (0.07)        0.50        0.43           --          --        --
                                     10/31/97(1)     10.00     (0.01)      (0.81)      (0.82)           --          --        --
ASAF JANUS
CAPITAL GROWTH FUND:
====================
Class A                              10/31/00     $  21.97  $  (0.11)    $   0.94   $    0.83     $     --    $     --    $   --
                                     10/31/99        14.41     (0.10)        7.66        7.56           --          --        --
                                     10/31/98        11.40     (0.01)        3.05        3.04       (0.02)      (0.01)        --
                                     10/31/97(1)     11.18       0.09        0.13        0.22           --          --        --
Class B                              10/31/00        19.50     (0.21)        0.85        0.64           --          --        --
                                     10/31/99        12.87     (0.17)        6.80        6.63           --          --        --
                                     10/31/98        10.19     (0.08)        2.77        2.69       (0.01)          --        --
                                     10/31/97(1)     10.00       0.06        0.13        0.19           --          --        --
Class C                              10/31/00        19.47     (0.21)        0.84        0.63           --          --        --
                                     10/31/99        12.85     (0.18)        6.80        6.62           --          --        --
                                     10/31/98        10.19     (0.08)        2.75        2.67     (0.01)--          --        --
                                     10/31/97(1)     10.00       0.05        0.14        0.19           --          --        --
Class X                              10/31/00        19.52     (0.22)        0.87        0.65           --          --        --
                                     10/31/99        12.88     (0.18)        6.82        6.64           --          --        --
                                     10/31/98        10.20     (0.09)        2.78        2.69     (0.01)--          --        --
                                     10/31/97(1)     10.00       0.05        0.15        0.20           --          --        --
ASAF INVESCO
EQUITY INCOME FUND:
===================
Class A                              10/31/00     $  13.66   $   0.22    $   1.03   $    1.25   $   (0.21)    $     --  $ (0.19)
                                     10/31/99        11.75       0.22        1.84        2.06       (0.15)          --        --
                                     10/31/98        10.45       0.22        1.20        1.42       (0.12)          --        --
                                     10/31/97(1)      9.98       0.14        0.33        0.47           --          --        --
Class B                              10/31/00        13.69       0.15        1.04        1.19       (0.14)          --    (0.19)
                                     10/31/99        11.77       0.14        1.87        2.01       (0.09)          --        --
                                     10/31/98        10.45       0.15        1.24        1.39       (0.07)          --        --
                                     10/31/97(1)     10.00       0.10        0.35        0.45           --          --        --
Class C                              10/31/00        13.68       0.15        1.04        1.19       (0.14)          --    (0.19)
                                     10/31/99        11.77       0.14        1.86        2.00       (0.09)          --        --
                                     10/31/98        10.46       0.15        1.23        1.38       (0.07)          --        --
                                     10/31/97(1)     10.00       0.10        0.36        0.46           --          --        --
Class X                              10/31/00        13.68       0.14        1.04        1.18       (0.14)          --    (0.19)
                                     10/31/99        11.76       0.13        1.88        2.01       (0.09)          --        --
                                     10/31/98        10.45       0.15        1.23        1.38       (0.07)          --        --
                                     10/31/97(1)     10.00       0.11        0.34        0.45           --          --        --

                                                                                       AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                           Ratios of Expenses
                                               Supplemental Data                        to Average Net Assets(4)
                                               -----------------                        ------------------------

                                                                                           Ratios of Expenses
                                               Supplemental Data                        to Average Net Assets(3)
                                               -----------------                        ------------------------

               Net Asset                  Net Assets at Portfolio  Net       After Expense   Before Expense    Ratio     of Net Investment
Total          Value          Total       End of Period Turnover  Operating Reimbursement    Reimbursement      Income (Loss) to
Distributions  End of Period  Return(2)     (in 000's)    Rate    Expenses   And Waiver(4)   and Waiver(4)     Average Net Assets(3)
-------------  -------------  ---------     ----------    ----    --------   -------------   -------------     ---------------------

      $   --   $    10.98       (0.09%)     $  20,109       165%      2.10%         2.10%          2.53%              (1.28%)
      (0.07)        10.99        17.82%         4,623        31%      2.10%         2.12%          3.36%              (0.28%)
          --         9.39         5.15%         1,685        20%      2.10%         2.10%          6.06%              (0.16%)
          --         8.93       (8.32%)           218         1%      2.10%         2.10%         51.87%                0.07%
          --        11.15       (0.71%)        28,739       165%      2.60%         2.60%          3.01%              (1.76%)
      (0.02)        11.22        17.30%         9,257        31%      2.60%         2.62%          3.86%              (0.80%)
          --         9.59         4.69%         3,318        20%      2.60%         2.60%          6.50%              (0.70%)
          --         9.16       (8.40%)           390         1%      2.60%         2.60%         38.12%              (0.51%)
          --        11.13       (0.71%)        16,225       165%      2.60%         2.60%          3.03%              (1.76%)
      (0.02)        11.21        17.26%         4,379        31%      2.60%         2.62%          3.90%              (0.83%)
          --         9.57         4.48%         2,282        20%      2.60%         2.60%          6.55%              (0.58%)
          --         9.16       (8.40%)           198         1%      2.60%         2.60%         33.95%              (0.53%)
          --        11.17       (0.71%)         8,783       165%      2.60%         2.60%          2.97%              (1.64%)
      (0.02)        11.25        17.33%         6,727        31%      2.60%         2.62%          3.94%              (0.86%)
          --         9.61         4.68%         5,144        20%      2.60%         2.60%          6.54%              (0.68%)
          --         9.18       (8.20%)           756         1%      2.60%         2.60%         46.77%              (0.28%)

      $   --   $    22.80         3.78%     $ 463,777        32%      1.72%         1.72%          1.81%              (0.45%)
          --        21.97        52.46%       234,575        47%      1.70%         1.71%          2.00%              (0.49%)
      (0.03)        14.41        26.77%        24,558        77%      1.70%         1.70%          2.65%              (0.24%)
          --        11.40         1.97%           706        83%      1.70%         1.70%         26.77%                2.72%
          --        20.14         3.78%     1,219,774        32%      2.22%         2.22%          2.31%              (0.95%)
          --        19.50        51.52%       684,778        47%      2.20%         2.21%          2.51%              (0.98%)
      (0.01)        12.87        26.40%        56,582        77%      2.20%         2.20%          3.14%              (0.74%)
          --        10.19         1.90%         1,718        83%      2.20%         2.20%         16.45%                2.27%
          --        20.10         3.24%       421,207        32%      2.22%         2.22%          2.31%              (0.95%)
          --        19.47        51.52%       222,230        47%      2.20%         2.21%          2.50%              (0.99%)
      (0.01)        12.85        26.20%        21,710        77%      2.20%         2.20%          3.13%              (0.75%)
          --        10.19         1.90%           452        83%      2.20%         2.20%         15.78%                1.95%
          --        20.17         3.33%       172,382        32%      2.22%         2.22%          2.31%              (0.96%)
          --        19.52        51.55%       133,655        47%      2.20%         2.21%          2.48%              (1.02%)
      (0.01)        12.88        26.37%        36,575        77%      2.20%         2.20%          3.16%              (0.76%)
          --        10.20         2.00%         1,474        83%      2.20%         2.20%         24.39%                2.05%

    $ (0.40)   $    14.51         9.35%     $  54,424        63%      1.60%         1.64%          1.76%                1.51%
      (0.15)        13.66        17.60%        31,960        66%      1.55%         1.59%          1.91%                1.52%
      (0.12)        11.75        13.64%         8,911        70%      1.55%         1.55%          2.86%                1.72%
          --        10.45         4.71%           471        46%      1.55%         1.55%         29.14%                4.81%
      (0.33)        14.55         8.86%       138,391        63%      2.10%         2.14%          2.26%                1.02%
      (0.09)        13.69        17.08%        79,962        66%      2.05%         2.09%          2.42%                1.02%
      (0.07)        11.77        13.30%        18,045        70%      2.05%         2.05%          3.38%                1.27%
          --        10.45         4.50%         1,408        46%      2.05%         2.05%         19.54%                3.68%
      (0.33)        14.54         8.78%        56,401        63%      2.10%         2.14%          2.26%                1.02%
      (0.09)        13.68        17.08%        34,157        66%      2.05%         2.09%          2.41%                1.02%
      (0.07)        11.77        13.19%         8,362        70%      2.05%         2.05%          3.33%                1.27%
          --        10.46         4.60%           255        46%      2.05%         2.05%         20.89%                3.82%
      (0.33)        14.53         8.79%        42,330        63%      2.10%         2.14%          2.26%                1.02%
      (0.09)        13.68        17.09%        33,884        66%      2.05%         2.09%          2.42%                0.99%
      (0.07)        11.76        13.21%        18,296        70%      2.05%         2.05%          3.35%                1.27%
          --        10.45         4.50%         1,174        46%      2.05%         2.05%         36.25%                4.05%
(1)  Calculated  from  July  28,  1997  (Date of  initial  shares  sold  subsequent  to the  effective  date of the  Funds'
registration statement under The Securities Act of 1933.)
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4)  Annualized  for  periods  less than one year and  represents  the  combined  ratios  for the  respective  fund and its respective pro rata share of its Master Portfolio.
(5) Includes  commissions  received by the Distributor  under the Supplemental  Plans, as described above under "How to Buy
Shares - Distribution Plans."
* Prior  to May 1,  2000,  T.  Rowe  Price  International,  Inc..  served  as  Sub-advisor  to the  ASAF  American  Century
International  Growth Fund  (formerly,  the ASAF T. Rowe Price  International  Equity Fund).  American  Century  Investment
Management, Inc. has served as Sub-advisor to the Portfolio since May 1, 2000.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
--------------------
Per Share Data (For a Share Outstanding
throughout each period)
                                                              Increase (Decrease) from
                                                 Net Asset      Investment Operations                      Less            Distributions
                                                            ----------------------------------------   ---------------------------------------
                                                  Value        Net       Net Realized    Total from   From Net   In Excess of         From
                                     Period      Beginning   Investment  & Unrealized    Investment   Investment Net Investment      Capital
                                     Ended       of Period  Income (Loss)  Gain (Loss)   Operations    Income       Income            Gains
                                     -----       ---------  -------------  -----------   ----------    ------        ------           -----
ASAF PIMCO TOTAL
RETURN BOND FUND:
=================
Class A                              10/31/00     $  10.11   $   0.58    $   0.07   $    0.65    $  (0.58)    $     --     $   --
                                     10/31/99        10.79       0.60      (0.61)      (0.01)       (0.60)          --     (0.07)
                                     10/31/98        10.28       0.35        0.54        0.89       (0.38)          --         --
                                     10/31/97(1)     10.07       0.15        0.09        0.24       (0.03)          --         --
Class B                              10/31/00        10.01       0.53        0.07        0.60       (0.53)          --         --
                                     10/31/99        10.68       0.54      (0.60)      (0.06)       (0.54)          --     (0.07)
                                     10/31/98        10.16       0.31        0.53        0.84       (0.32)          --         --
                                     10/31/97(1)     10.00       0.10        0.09        0.19       (0.03)          --         --
Class C                              10/31/00        10.01       0.53        0.07        0.60       (0.53)          --         --
                                     10/31/99        10.67       0.54      (0.59)      (0.05)       (0.54)          --     (0.07)
                                     10/31/98        10.16       0.31        0.52        0.83       (0.32)          --         --
                                     10/31/97(1)     10.00       0.10        0.09        0.19       (0.03)          --         --
Class X                              10/31/00        10.02       0.53        0.07        0.60       (0.53)          --         --
                                     10/31/99        10.69       0.54      (0.60)      (0.06)       (0.54)          --     (0.07)
                                     10/31/98        10.17       0.34        0.50        0.84       (0.32)          --         --
                                     10/31/97(1)     10.00       0.09        0.10        0.19       (0.02)          --         --
ASAF JPM
MONEY MARKET FUND:
==================
Class A                              10/31/00      $  1.00   $  0.048    $     --   $   0.048   $  (0.048)    $     --     $   --
                                     10/31/99         1.00      0.035          --       0.035      (0.035)          --         --
                                     10/31/98         1.00      0.039          --       0.039      (0.039)          --         --
                                     10/31/97(1)      1.00      0.009          --       0.009      (0.009)          --         --
Class B                              10/31/00         1.00      0.042          --       0.042      (0.043)          --         --
                                     10/31/99         1.00      0.030          --       0.030      (0.030)          --         --
                                     10/31/98         1.00      0.033          --       0.033      (0.033)          --         --
                                     10/31/97(1)      1.00      0.007          --       0.007      (0.007)          --         --
Class C                              10/31/00         1.00      0.043          --       0.043      (0.043)          --         --
                                     10/31/99         1.00      0.030          --       0.030      (0.030)          --         --
                                     10/31/98         1.00      0.034          --       0.034      (0.034)          --         --
                                     10/31/97(1)      1.00      0.007          --       0.007      (0.007)          --         --
Class X                              10/31/00         1.00      0.042          --       0.042      (0.043)          --         --
                                     10/31/99         1.00      0.030          --       0.030      (0.030)          --         --
                                     10/31/98         1.00      0.034          --       0.034      (0.034)          --         --
                                     10/31/97(1)      1.00      0.008          --       0.008      (0.008)          --         --

                                                                                       AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                           Ratios of Expenses
                                               Supplemental Data                        to Average Net Assets(3)
                                               -----------------                        ------------------------

               Net Asset                  Net Assets at Portfolio  Net       After Expense   Before Expense    Ratio     of Net Investment
Total          Value          Total       End of Period Turnover  Operating Reimbursement    Reimbursement      Income (Loss) to
Distributions  End of Period  Return(2)     (in 000's)    Rate    Expenses   And Waiver(4)   and Waiver(4)     Average Net Assets(3)
-------------  -------------  ---------     ----------    ----    --------   -------------   -------------     ---------------------

   $  (0.58)     $   10.18        6.67%    $  34,799        464%      1.43%       1.43%            1.59%                5.61%
      (0.67)         10.11      (0.55%)       23,140        145%      1.40%       1.40%            1.73%                5.33%
      (0.38)         10.79        8.79%        6,034        418%      1.40%       1.40%            2.93%                4.76%
      (0.03)         10.28        2.39%           61         93%      1.40%       1.40%           66.92%                4.42%
      (0.53)         10.08        6.16%      102,417        464%      1.94%       1.94%            2.11%                5.26%
      (0.61)         10.01      (1.02%)       83,936        145%      1.90%       1.90%            2.23%                4.82%
      (0.32)         10.68        8.36%       17,821        418%      1.90%       1.90%            3.58%                4.23%
      (0.03)         10.16        1.90%          547         93%      1.90%       1.90%           39.35%                4.13%
      (0.53)         10.08        6.16%       27,548        464%      1.94%       1.94%            2.11%                5.26%
      (0.61)         10.01      (0.92%)       26,112        145%      1.90%       1.90%            2.24%                4.84%
      (0.32)         10.67        8.26%        8,743        418%      1.90%       1.90%            3.52%                4.27%
      (0.03)         10.16        1.93%          165         93%      1.90%       1.90%           33.68%                4.32%
      (0.53)         10.09        6.16%       21,185        464%      1.94%       1.94%            2.11%                5.28%
      (0.61)         10.02      (1.00%)       19,574        145%      1.90%       1.90%            2.25%                4.86%
      (0.32)         10.69        8.35%       11,698        418%      1.90%       1.90%            3.68%                4.25%
      (0.02)         10.17        1.94%          410         93%      1.90%       1.90%           67.46%                3.94%

   $ (0.048)     $    1.00        4.85%    $ 108,598         N/A      1.48%       1.48%            1.48%                5.03%
     (0.035)          1.00        3.57%       43,004         N/A      1.50%       1.50%            1.63%                3.56%
     (0.039)          1.00        3.94%        7,372         N/A      1.50%       1.50%            2.42%                3.90%
     (0.009)          1.00        0.92%          307         N/A      1.50%       1.50%           31.53%                3.34%
     (0.043)          1.00        4.33%       75,980         N/A      1.98%       1.98%            1.98%                4.27%
     (0.030)          1.00        3.05%       79,202         N/A      2.00%       2.00%            2.12%                3.04%
     (0.033)          1.00        3.39%       16,554         N/A      2.00%       2.00%            2.89%                3.30%
     (0.007)          1.00        0.75%          354         N/A      2.00%       2.00%           37.83%                2.98%
     (0.043)          1.00        4.33%       31,743         N/A      1.98%       1.98%            1.98%                4.43%
     (0.030)          1.00        3.06%       28,923         N/A      2.00%       2.00%            2.13%                3.07%
     (0.034)          1.00        3.42%        6,895         N/A      2.00%       2.00%            3.07%                3.40%
     (0.007)          1.00        0.71%          332         N/A      2.00%       2.00%           24.34%                2.85%
     (0.043)          1.00        4.33%       18,632         N/A      1.98%       1.98%            1.98%                4.16%
     (0.030)          1.00        3.06%       28,385         N/A      2.00%       2.00%            2.13%                3.06%
     (0.034)          1.00        3.42%       12,533         N/A      2.00%       2.00%            3.18%                3.42%
     (0.008)          1.00        0.77%          566         N/A      2.00%       2.00%           39.71%                2.97%
(1)  Calculated  from  July  28,  1997  (Date of  initial  shares  sold  subsequent  to the  effective  date of the  Funds'
registration statement under The Securities Act of 1933.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4)  Annualized  for  periods  less than one year and  represents  the  combined  ratios  for the  respective  fund and its respective pro rata share of its Master Portfolio.
(5) Includes  commissions  received by the Distributor  under the Supplemental  Plans, as described above under "How to Buy
Shares - Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

                                              CERTAIN RISK FACTORS AND INVESTMENT METHODS

         The following is a description of certain  securities  and  investment  methods that the Funds and Portfolios may invest in or use, and certain of the risks  associated with such securities and investment  methods.  The primary  investment focus of each Fund and
Portfolio  is  described  above under  "Investment  Programs of the Funds,"  and an  investor  should  refer to that  section to obtain information  about each Fund and  Portfolio.  In general,  whether a  particular  Fund or  Portfolio  may invest in a specific  type of security or use an investment  method is described  above or in the Company's  SAI under  "Investment  Programs of the Funds." As noted
below,  however,  certain risk factors and  investment  methods apply to all or most of the Funds or  Portfolios.  Any reference to the
"Funds" in the discussion below generally includes the Non-Feeder Funds and Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent  permitted  by the  investment  objectives  and policies of a Fund,  a Fund may invest in  securities  and other instruments that are commonly  referred to as  "derivatives."  For instance,  a Fund may purchase and write (sell) call and put options on securities,  securities  indices and foreign  currencies,  enter into futures  contracts and use options on futures  contracts,  and enter into swap  agreements  with respect to foreign  currencies,  interest  rates,  and  securities  indices.  In general,  derivative instruments  are  securities  or other  instruments  whose value is derived  from or related to the value of some other  instrument  or asset.

         There are many types of derivatives and many different ways to use them. Some  derivatives and derivative  strategies  involve very little risk,  while others can be extremely  risky and can lead to losses in excess of the amount  invested in the  derivative.  A
Fund may use  derivatives  to hedge against  changes in interest  rates,  foreign  currency  exchange  rates or securities  prices,  to generate  income,  as a low cost method of gaining  exposure to a particular  securities  market  without  investing  directly in those securities, or for other reasons.

         The use of these  strategies  involves  certain  special  risks,  including  the risk that the price  movements of  derivative instruments will not correspond  exactly with those of the investments  from which they are derived.  Strategies  involving  derivative instruments  that are  intended  to  reduce  the risk of loss can  also  reduce  the  opportunity  for  gain.  Furthermore,  regulatory requirements  for a Fund to set aside assets to meet its  obligations  with respect to derivatives may result in a Fund being unable to purchase  or  sell  securities  when  it  would  otherwise  be  favorable  to do so,  or in a Fund  needing  to  sell  securities  at a disadvantageous  time. A Fund may also be unable to close out its  derivatives  positions  when desired.  There is no assurance  that a
Fund will engage in  derivative  transactions.  Certain  derivative  instruments  and some of their risks are  described in more detail below.

         Options.  Most of the Funds (except for the ASAF MFS Growth with Income Fund,  the ASAF  Federated  High Yield Bond Fund,  and
the ASMT JPM Money  Market  Portfolio)  may  engage in at least some types of options  transactions.  The  purchaser  of an option on a security or currency  obtains the right to purchase  (in the case of a call  option) or sell (in the case of a put option) the security or currency at a specified  price within a limited period of time.  Upon exercise by the purchaser,  the writer  (seller) of the option has the  obligation to buy or sell the  underlying  security at the exercise  price.  An option on a securities  index is similar to an option on an individual  security,  except that the value of the option  depends on the value of the  securities  comprising the index, and all settlements are made in cash.

         A Fund will pay a premium to the party  writing the option when it purchases an option.  In order for a call option  purchased by a Fund to be profitable,  the market price of the underlying  security must rise sufficiently  above the exercise price to cover the premium  and other  transaction  costs.  Similarly,  in order for a put option to be  profitable,  the market  price of the  underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

         Generally,  the Funds will write call  options  only if they are  covered  (i.e.,  the Fund owns the  security  subject to the option or has the right to acquire it without  additional  cost).  By writing a call  option,  a Fund  assumes  the risk that it may be required to deliver a security for a price lower than its market value at the time the option is  exercised.  Effectively,  a Fund that writes a covered  call option gives up the  opportunity  for gain above the  exercise  price should the market price of the  underlying security  increase,  but retains the risk of loss should the price of the underlying  security decline.  A Fund will write call options in order to obtain a return from the premiums  received and will retain the premiums  whether or not the options are  exercised,  which will help  offset a decline in the market  value of the  underlying  securities.  A Fund that writes a put option  likewise  receives a premium,  but assumes the risk that it may be required to purchase the  underlying  security at a price in excess of its current market value.

         A Fund may sell an option that it has  previously  purchased  prior to the purchase or sale of the  underlying  security.  Any such sale would  result in a gain or loss  depending  on whether  the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the  option.  A Fund may  terminate  an option it has  written by  entering  into a closing  purchase transaction in which it purchases an option of the same series as the option written.

         Futures  Contracts and Related  Options.  Each Fund (except the ASAF Neuberger  Berman Mid-Cap Growth Fund, the ASAF Neuberger
Berman Mid-Cap Value Fund, the ASMT INVESCO  Equity Income  Portfolio,  the ASAF Federated High Yield Bond Fund, and the ASMT JPM Money
Market  Portfolio) may enter into financial  futures  contracts and related  options.  The seller of a futures  contract agrees to sell the securities or currency  called for in the contract and the buyer agrees to buy the  securities or currency at a specified  price at a specified  future  time.  Financial  futures  contracts  may relate to  securities  indices,  interest  rates or foreign  currencies.
Futures  contracts are usually settled  through net cash payments rather than through actual delivery of the securities  underlying the contract.  For instance,  in a stock index futures contract,  the two parties agree to take or make delivery of an amount of cash equal to a specified  dollar amount times the difference  between the stock index value when the contract  expires and the price specified in the contract.  A Fund may use futures  contracts to hedge against movements in securities  prices,  interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract  gives the purchaser  the right,  in return for the premium paid, to assume a position in the contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is  required  upon  exercise to assume the opposite position.

         Pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"), no Fund will:

         (i)      purchase or sell futures or options on futures  contracts or stock indices for purposes  other than bona fide hedging transactions  (as  defined by the CFTC) if as a result the sum of the initial  margin  deposits  and  premiums  required  to  establish positions in futures  contracts  and related  options that do not fall within the  definition of bona fide hedging  transactions  would exceed 5% of the fair market value of each Fund's net assets; and

         (ii)     enter into any futures  contracts  if the  aggregate  amount of that Fund's  commitments  under  outstanding  futures contracts positions would exceed the market value of its total assets.

         Risks of Options  and Futures  Contracts.  Options and futures  contracts  can be highly  volatile  and their use can reduce a
Fund's  performance.  Successful  use of these  strategies  requires  the ability to predict  future  movements in  securities  prices, interest rates,  currency  exchange  rates,  and other economic  factors.  If a Sub-advisor  seeks to protect a Fund against  potential adverse movements in the relevant financial markets using these instruments,  and such markets do not move in the predicted  direction, the Fund could be left in a less  favorable  position than if such  strategies  had not been used. A Fund's  potential  losses from the use of futures extends beyond its initial investment in such contracts.

         Among the other risks inherent in the use of options and futures are (a) the risk of imperfect  correlation  between the price of options and futures and the prices of the  securities  or  currencies  to which they relate,  (b) the fact that skills needed to use these  strategies  are  different  from those needed to select  portfolio  securities  and (c) the possible  need to defer  closing out certain  positions to avoid adverse tax  consequences.  With respect to options on stock indices and stock index  futures,  the risk of imperfect  correlation  increases  the  more the  holdings  of the Fund  differ  from the  composition  of the  relevant  index.  These instruments may not have a liquid secondary market.  Option positions  established in the  over-the-counter  market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities  of foreign  issuers  may involve  risks that are not present  with  domestic  investments.  While investments in foreign securities can reduce risk by providing further  diversification,  such investments involve "sovereign risks" in addition to the credit and market risks to which  securities  generally  are  subject.  Sovereign  risks  includes  local  political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency blockage (which would  prevent  cash from being  brought  back to the United  States).  Compared to United  States  issuers,  there is  generally  less publicly  available  information about foreign issuers and there may be less  governmental  regulation and supervision of foreign stock exchanges,  brokers and listed  companies.  Foreign  issuers are not generally  subject to uniform  accounting,  auditing and financial reporting  standards,  practices and requirements  comparable to those  applicable to domestic  issuers.  In some countries,  there may also be the  possibility  of  expropriation  or  confiscatory  taxation,  difficulty in enforcing  contractual  and other  obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Company's agents to keep currently  informed about corporate actions and decisions that may affect the price of portfolio securities.  Brokerage  commissions on foreign securities exchanges,  which may be fixed, may be higher than in the United  States.  Settlement of  transactions  in some foreign  markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments.

         American  Depositary  Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global Depositary  Receipts ("GDRs"),  and
International  Depositary Receipts ("IDRs"). ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign  issuer.  ADRs generally are publicly  traded in the United  States.  ADRs are subject to many of the same risks as direct  investments  in foreign  securities,  although  ownership  of ADRs may reduce or eliminate  certain  risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts similar to
ADRs that typically trade in countries other than the United States.

         Depositary  receipts  may  be  issued  as  sponsored  or  unsponsored  programs.  In  sponsored  programs,  the  issuer  makes arrangements to have its securities traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly involved in the program.  Although  regulatory  requirements  with respect to sponsored  and  unsponsored  programs are generally  similar,  the issuers of unsponsored  depositary  receipts are not obligated to disclose  material  information in the United States and,  therefore, the import of such information may not be reflected in the market value of such securities.

         Developing Countries.  Although none of the Funds invest primarily in securities of issuers in developing  countries,  many of the Funds may invest in these  securities  to some  degree.  Many of the risks  described  above with  respect to  investing in foreign issuers  are  accentuated  when the issuers are  located in  developing  countries.  Developing  countries  may be  politically  and/or economically  unstable,  and the  securities  markets  in those  countries  may be less  liquid or  subject  to  inadequate  government regulation and  supervision.  Securities of issuers in developing  countries may be more volatile and, in the case of debt  securities, more uncertain as to payment of interest and principal.  Investments in developing  countries may include  securities  created  through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign  securities may be  denominated in foreign  currencies.  The value of a Fund's investments  denominated  in foreign  currencies may be affected,  favorably or  unfavorably,  by exchange  rates and exchange  control regulations.  A Fund's share price and the amounts it distributes to  shareholders  in dividends  may,  therefore,  also be affected by changes in currency  exchange  rates.  Foreign  currency  exchange rates generally are determined by the forces of supply and demand in foreign  exchange  markets,  including  perceptions of the relative  merits of investment in different  countries,  actual or perceived changes in interest rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably  by the intervention or the failure to intervene by U.S. or foreign  governments or central banks, or by currency controls or political  developments in the
U.S. or abroad.  In addition, a Fund may incur costs in connection with conversions between various currencies.

         Foreign  Currency  Transactions.  A Fund that invests in securities  denominated in foreign  currencies will need to engage in foreign currency  exchange  transactions.  Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction.  Alternatively,  a fund may enter into forward foreign currency  exchange  contracts.  A forward contract  involves an obligation  to purchase or sell a specified  currency  at a specified  future date at a price set at the time of the  contract.  A Fund may enter into a forward  contract  when it wishes to "lock in" the U.S.  dollar  price of a security it expects to or is  obligated to purchase or sell in the future.  This  practice may be referred to as  "transaction  hedging." In addition,  when a Fund's  Sub-advisor believes that the currency of a particular  country may suffer or enjoy a significant  movement compared to another currency,  the Fund may enter into a forward  contract to sell or buy the first foreign  currency (or a currency  that acts as a proxy for such  currency).
This practice may be referred to as "portfolio  hedging." In any event,  the precise  matching of the forward  contract amounts and the value of the securities  involved  generally will not be possible.  No Fund will enter into a forward contract if it would be obligated to sell an amount of foreign  currency in excess of the value of the Fund's  securities or other assets  denominated  in that currency, or will sell an amount of proxy  currency  in excess of the value of  securities  denominated  in the related  currency.  The effect of entering  into a forward  contract  on a Fund  share  price  will be similar to selling  securities  denominated  in one  currency  and purchasing  securities  denominated  in another.  Although a forward  contract may reduce a Fund's losses on securities  denominated in foreign  currency,  it may also reduce the  potential  for gain on the  securities  if the  currency's  value moves in a direction  not anticipated by the Sub-advisor.  In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

           Stocks  represent  shares of ownership in a company.  Generally,  preferred  stock has a specified  dividend and ranks after bonds and before common stocks in its claim on the company's  income for purposes of receiving  dividend  payments and on the company's assets in the event of liquidation.  (Some of the Sub-advisors  consider  preferred stocks to be equity  securities for purposes of the various Funds'  investment  policies and  restrictions,  while others  consider them fixed income  securities.)  After other claims are satisfied,  common stockholders  participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases  and  decreases in earnings  are usually  reflected  in a company's  stock price,  so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Funds,  including  the Funds that  invest  primarily  in equity  securities,  may invest to some  degree in bonds, notes,  debentures and other  obligations of corporations and governments.  Fixed-income  securities are generally subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet  interest  and  principal  payments as they come due.  The  ratings  given a security  by Moody's  Investors  Service,  Inc.  ("Moody's")  and  Standard & Poor's  Corporation
("S&P"),  which are  described  in detail in the  Appendix to the  Company's  SAI,  provide a generally  useful guide as to such credit risk.  The lower the  rating,  the  greater  the credit  risk the rating  service  perceives  to exist  with  respect to the  security.
Increasing the amount of Fund assets  invested in  lower-rated  securities  generally  will increase the Fund's  income,  but also will increase  the credit risk to which the Fund is  subject.  Market risk  relates to the fact that the prices of fixed  income  securities generally  will be affected by changes in the level of interest  rates in the  markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase their prices.  In general,  the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated Fixed Income  Securities.  Lower-rated  high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest  categories by a nationally  recognized  statistical  rating  organization (for example,  lower than Baa by
Moody's or BBB by S&P), or, if not rated,  are of equivalent  investment  quality as determined by the Sub-advisor.  Lower-rated  bonds are  generally  considered  to be high risk  investments  as they are  subject to  greater  credit  risk than  higher-rated  bonds.  In addition,  the market for lower-rated  bonds may be thinner and less active than the market for  higher-rated  bonds, and the prices of lower-rated  high-yield  bonds may  fluctuate  more than the prices of  higher-rated  bonds,  particularly  in times of market  stress.
Because  the risk of  default  is higher in  lower-rated  bonds,  a  Sub-advisor's  research  and  analysis  tend to be very  important ingredients in the selection of these bonds.  In addition,  the exercise by an issuer of redemption or call  provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest ratings  categories are frequently  referred to as "investment  grade."  However,  bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are securities  representing  interests in "pools" of mortgage loans on residential or commercial real property and that generally  provide for monthly  payments of both interest and principal,  in effect  "passing  through"  monthly payments  made by the  individual  borrowers  on the mortgage  loans (net of fees paid to the issuer or  guarantor of the  securities).
Mortgage-backed  securities are frequently issued by U.S.  Government  agencies or  Government-sponsored  enterprises,  and payments of interest and  principal on these  securities  (but not their market  prices) may be guaranteed by the full faith and credit of the U.S.
Government  or by the agency  only,  or may be  supported by the  issuer's  ability to borrow from the U.S.  Treasury.  Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

         Like other  fixed-income  securities,  the value of a  mortgage-backed  security will  generally  decline when interest  rates rise.  However,  when interest  rates are declining,  their value may not increase as much as other  fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising,  for example,  from sale of the underlying  property,  refinancing, or  foreclosure)  may serve to reduce the remaining life of the security.  If a security has been purchased at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments on some  mortgage-backed  securities  may  necessitate  that a Fund find other  investments,  which,  because of intervening  market  changes,  will often offer a lower rate of return.  In addition,  the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs are a type of  mortgage-backed  security  that are  typically  issued  in multiple  series with each series having a different  maturity.  Principal and interest  payments from the  underlying  collateral  are first used to pay the principal on the series with the shortest  maturity;  in turn,  the  remaining  series are paid in order of their maturities.  Therefore,  depending  on the type of CMOs in which a Fund  invests,  the  investment  may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are  mortgage-backed  securities  that have been divided into interest and principal  components.  "IOs"  (interest  only  securities)  receive the interest  payments on the underlying mortgages while "POs" (principal only securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments)  on the underlying  mortgage loans. If the underlying mortgages experience higher than anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed security may fail to recoup  fully its initial  investment,  even if the IO class is highly rated or is derived  from a security  guaranteed  by the U.S.
Government.  Conversely,  if the underlying  mortgage assets  experience slower than anticipated  prepayments,  the price on a PO class will be affected more  severely  than would be the case with a traditional  mortgage-backed  security.  Unlike other  fixed-income  and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually  are similar to  mortgage-backed  securities,  but they are secured by and payable from payments on assets such as credit card,  automobile  or trade loans,  rather than  mortgages.  The credit  quality of these  securities depends  primarily upon the quality of the underlying  assets and the level of credit  support or  enhancement  provided.  In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage-backed securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the Funds  may  invest in  convertible  securities.  Convertible  securities  are  bonds,  notes,  debentures  and preferred  stocks that may be converted  into or exchanged  for shares of common stock.  Many  convertible  securities  are rated below investment  grade because they fall below  ordinary debt  securities in order of preference or priority on the issuer's  balance sheet.
Convertible  securities  generally  participate  in the  appreciation  or  depreciation  of the  underlying  stock  into which they are convertible,  but to a lesser  degree.  Frequently,  convertible  securities  are  callable by the issuer,  meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants  are options to buy a stated  number of shares of common  stock at a specified  price any time during the life of the warrants.  The value of warrants may fluctuate  more than the value of the securities  underlying  the warrants.  A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Funds (other than the ASAF Founders  International Small  Capitalization  Fund, ASAF Neuberger Berman Mid-Cap Growth Fund,
ASAF Neuberger Berman Mid-Cap Value Fund, ASAF Alger All-Cap Growth Fund, ASAF Alliance Growth Fund, ASAF  Alliance/Bernstein  Growth +
Value Fund, ASAF Sanford  Bernstein Core Value Fund, ASAF Sanford  Bernstein Managed Index 500 Fund and ASAF Alliance Growth and Income
Fund) may purchase  securities on a when-issued,  delayed-delivery  or forward commitment basis.  These transactions  generally involve the  purchase  of a  security  with  payment  and  delivery  due at some  time in the  future.  A Fund does not earn  interest  on such securities  until  settlement  and bears the risk of market value  fluctuations  in between the purchase and settlement  dates.  If the seller  fails to complete  the sale,  the Fund may lose the  opportunity  to obtain a favorable  price and yield.  While the Funds will generally engage in such when-issued,  delayed-delivery  or forward  commitment  transactions with the intent of actually acquiring the securities,  a Fund may sometimes  sell such a security  prior to the  settlement  date.  The ASMT JPM Money Market  Portfolio will not enter into  these  commitments  if they  would  exceed 15% of the value of the Fund's  total  assets  less its  liabilities  other than liabilities created by these commitments.

         Certain Funds may also sell securities on a  delayed-delivery  or forward  commitment  basis. If the Fund does so, it will not participate in future gains or losses on the security.  If the other party to such a transaction  fails to pay for the securities,  the
Fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to  guidelines  adopted by the  Directors  of the Company or Trustees of the Trust,  each Fund may invest up to 15% of its net assets in illiquid  securities (except for the ASMT JPM Money Market Portfolio,  which is limited to 10% of its net assets, and the ASAF  Alliance/Bernstein  Growth + Value Fund, ASAF Sanford  Bernstein Core Value Fund and ASAF Sanford Bernstein Managed Index 500
Fund,  which is limited to 5% of its net assets).  Illiquid  securities are those that,  because of the absence of a readily  available market or due to legal or contractual  restrictions  on resale,  cannot be sold within seven days in the ordinary course of business at approximately  the  amount at which the Fund has  valued the  investment.  Therefore,  a Fund may find it  difficult  to sell  illiquid securities at the time  considered  most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid because of legal restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the Securities Act of 1933.  These Rule 144A  securities,  and well as  commercial  paper that is sold in private  placements  under Section 4(2) of the  Securities  Act, may be deemed liquid by the
Fund's  Sub-advisor under the guidelines  adopted by the Directors of the Company.  However,  the liquidity of a Fund's  investments in
Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Fund may enter into  repurchase  agreements.  Repurchase  agreements  are agreements by which a Fund purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase  the security at an agreed upon price and date. The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated  to the coupon rate on the  purchased  security.
Repurchase  agreements must be fully  collateralized and can be entered into only with  well-established  banks and broker-dealers that have been deemed  creditworthy by the Sub-advisor.  Repurchase  transactions are intended to be short-term  transactions,  usually with the seller  repurchasing the securities within seven days.  Repurchase  agreements that mature in more than seven days are subject to a
Fund's limit on illiquid securities.

         A Fund that enters into a repurchase  agreement  may lose money in the event that the other party  defaults on its  obligation and the Fund is delayed or prevented  from disposing of the  collateral.  A Fund also might incur a loss if the value of the collateral declines,  and it might incur costs in selling the  collateral  or  asserting  its legal rights  under the  agreement.  If a defaulting seller filed for bankruptcy or became insolvent, disposition of  collateral might be delayed pending court action.

         The ASAF Neuberger Berman Mid-Cap Growth Fund will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain Funds  (specifically,  the ASAF AIM  International  Equity Fund, the ASAF Janus  Overseas  Growth Fund, the ASAF Janus
Small-Cap  Growth Fund, the ASAF Janus Mid-Cap Growth Fund,  the ASAF Neuberger  Berman Mid-Cap Growth Fund, the ASAF Neuberger  Berman
Mid-Cap Value Fund, the ASAF Marsico Capital Growth Fund, the ASMT Janus Capital Growth  Portfolio,  the ASAF T. Rowe Price Tax Managed
Fund,  the ASMT PIMCO  Total  Return  Bond  Portfolio,  and the ASMT JPM Money  Market  Portfolio)  may enter into  reverse  repurchase agreements.  In a reverse  repurchase  agreement,  a Fund sells a portfolio  instrument  and agrees to  repurchase it at an agreed upon date and price,  which  reflects  an  effective  interest  rate.  It may also be viewed as a borrowing  of money by the Fund and,  like borrowing money, may increase  fluctuations in a Fund's share price.  When entering into a reverse  repurchase  agreement,  a Fund must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each Fund may borrow  money from banks.  Each Fund's  borrowings  are limited so that  immediately  after such  borrowing  the value of the Fund's assets  (including  borrowings) less its liabilities (not including  borrowings) is at least three times the amount of the  borrowings.  Should a Fund,  for any  reason,  have  borrowings  that do not meet the above  test,  such Fund must  reduce such borrowings  so as to meet the  necessary  test within  three  business  days.  Certain  Funds (the ASAF  Founders  International  Small
Capitalization  Fund, the ASAF AIM International  Equity Fund, the ASAF Gabelli Small-Cap Value Fund, the ASAF Neuberger Berman Mid-Cap
Growth Fund,  the ASAF Neuberger  Berman  Mid-Cap Value Fund,  the ASAF Gabelli  All-Cap Value Fund, the ASAF T. Price Tax Managed Fund
and the ASMT JPM Money Market  Portfolio) will not purchase  securities when  outstanding  borrowings are greater than 5% of the Fund's total assets.  If a Fund borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

Each Fund may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers,  institutional  investors, or others for the purpose of realizing  additional  income.  Voting rights on loaned securities  typically pass to the borrower,  although a Fund has the right to terminate a securities  loan,  usually  within three  business  days, in order to vote on  significant  matters or for other reasons.  All securities loans will be collateralized  by cash or securities  issued or guaranteed by the U.S.  Government or its agencies at least  equal in value to the market  value of the loaned  securities.  Nonetheless,  lending  securities  involves  certain risks,  including the risk that the Fund will be delayed or prevented from  recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Company has made  arrangements  with certain money market mutual funds so that the  Sub-advisors for the various Funds can
"sweep"  excess cash balances of the Fund to those funds for temporary  investment  purposes.  In addition,  certain  Sub-advisors  may invest Fund assets in money  market  funds that they advise or in other  investment  companies.  Mutual  funds pay their own  operating expenses, and the Funds, as shareholders in the funds, will indirectly pay their proportionate share of such funds' expenses.

SHORT SALES "AGAINST THE BOX":

         While none of the Funds will make short sales  generally,  the ASAF AIM  International  Equity Fund,  the ASAF Janus  Overseas
Growth Fund, the ASMT American Century  International  Growth  Portfolio,  the ASAF Janus Small-Cap Growth Fund, the ASAF Janus Mid-Cap
Growth Fund,  the ASAF Alger All-Cap  Growth Fund,  the ASAF Gabelli  All-Cap Value Fund,  the ASAF ProFund  Managed OTC Fund, the ASMT
Janus Capital  Growth  Portfolio,  the ASAF MFS Growth with Income Fund, the ASMT INVESCO  Equity Income  Portfolio,  the ASAF American
Century  Strategic  Balanced Fund and the ASMT PIMCO Total Return Bond  Portfolio may make short sales  "against the box." A short sale against the box involves  selling a security that the Fund owns, or has the right to obtain without  additional cost, for delivery at a specified date in the future.  A Fund may make a short sale against the box to hedge against  anticipated  declines in the market price of a portfolio  security.  If the value of the security sold short increases instead,  the Fund loses the opportunity to participate in the gain.

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Mailing Address
P.O. Box 8012
Boston, MA 02266-8012

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
A I M Capital Management, Inc.
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Federated Investment Counseling
Founders Asset Management LLC
Fred Alger Management, Inc.
GAMCO Investors, Inc.
INVESCO Funds Group, Inc.
Janus Capital Corporation
J.P. Morgan Investment Management Inc.
Massachusetts Financial Services Company
Marsico Capital Management, LLC
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
ProFund Advisors LLC
Sanford C. Bernstein & Co., LLC
T. Rowe Price Associates, Inc.
Zurich Scudder Investments, Inc.

Distributor
American Skandia Marketing, Incorporated
One Corporate Drive
Shelton, CT 06484

Transfer and Dividend Paying Agent
Boston Financial Data Services, Inc.
66 Brooks Drive
Braintree, Massachusetts 02184

Custodians
PFPC Trust Company                                            The Chase Manhattan Bank
Airport Business Center, International Court 2                One Pierrepont Plaza
200 Stevens Drive                                             Brooklyn, NY 11201
Philadelphia, PA 19113

Administrator
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
PricewaterhouseCoopers LLP
1700 Two Commerce Square
Philadelphia, PA 19103

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         The Company  provides  24-hour  information  services  via a toll-free  number on Fund yields and prices,  dividends,  account balances,  and your  latest  transaction  as well as the  ability  to  request  prospectuses,  account  and tax  forms,  and  duplicate statements.  In addition,  telephone  representatives  are  available  during  normal  business  hours to provide the  information  and services you need.  Shareholder  inquiries should be made by calling  1-800-SKANDIA  or by writing to "American  Skandia Advisor Funds,
Inc." at P.O. Box 8012, Boston,  Massachusetts  02266-8012.  There may be a small charge for historical  account  information for prior years.

         Additional  information  about the Funds is  included in a Statement  of  Additional  Information,  which is  incorporated  by reference  into  this  Prospectus.  Additional  information  about the  Funds'  investments  is  available  in the  Funds'  annual  and semi-annual  reports to shareholders.  In the Funds' annual report,  you will find a discussion of the market conditions and investment strategies that significantly  affected each Fund's  performance  during its last fiscal year. The Statement of Additional  Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

         Delivery of Prospectus  and other  Documents to  Households.  To lower costs and eliminate  duplicate  documents  sent to your address,  the  Company,  in  accordance  with  applicable  laws and  regulations,  may  begin  mailing  only one copy of the  Company's prospectus,  prospectus  supplements,  annual and  semi-annual  reports,  proxy  statements and  information  statements,  or any other required  documents to your address even if more than one  shareholder  lives there.  If you have  previously  consented to have any of these documents  delivered to multiple investors at a shared address,  as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call  1-800-SKANDIA  or write to "American  Skandia Advisor Funds,  Inc."
at P.O. Box 8012,  Boston,  Massachusetts  02266-8012.  The Company will begin sending  individual  copies to you within thirty days of receipt of revocation.

         The  information  in Company  filings with the  Securities  and Exchange  Commission  (including  the  Statement of Additional
Information)  is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of  duplicating  fees, by electronic request to  PUBLICINFO@SEC.GOV  or by writing the Public Reference Section of the Commission,  Washington,  D.C. 20549-0102.
                       ------------------
The  information  can also be reviewed and copied at the  Commission's  Public  Reference Room in Washington,  D.C.  Information on the
operation of the Public  Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information  about the
Company is available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV.
                                                                                ------------------

Investment Company Act File No. 811-08085

STATEMENT OF ADDITIONAL INFORMATION                                                                          March 1, 2001

                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.
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Table of Contents                                                                                                      Page
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         ASAF INVESCO Health Sciences Fund.................................................................................

         ASAF T. Rowe Price Tax Managed Fund...............................................................................
         ASAF Alliance Bernstein Growth + Value Fund.......................................................................
         ASAF Sanford Bernstein Core Value Fund............................................................................

Appendix...................................................................................................................
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This Statement of Additional  Information  ("SAI") is not a prospectus and should be read in conjunction with the Company's  current
Prospectus,  dated  March 1, 2001.  A copy of the  Company's  Prospectus  may be obtained by writing to  "American  Skandia  Advisor
Funds, Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012 or by calling 1-800-SKANDIA.

                                                        GENERAL INFORMATION

        American  Skandia  Advisor  Funds,  Inc.  (the  "Company")  is an  open-end  management  investment  company  comprised  of twenty-nine  diversified  investment portfolios (each a "Fund" and together the "Funds").  The Company was established as a Maryland corporation  on March 5, 1997, and had no business  history prior to the Fund's  commencement  of operations on July 28, 1997.  Five of the Funds -- ASAF American Century  International Growth Fund (formerly,  the ASAF T. Rowe Price International Equity Fund), ASAF
Janus  Capital  Growth Fund,  ASAF INVESCO  Equity  Income Fund,  ASAF Total Return Bond Fund and ASAF JPM Money Market Fund (each a
"Feeder  Fund" and  together the "Feeder  Funds") -- invest all of their  investable  assets in a  corresponding  portfolio  (each a
"Portfolio"  and together the  "Portfolios")  of American  Skandia Master Trust (the  "Trust"),  an open-end  management  investment company comprised of five diversified  investment  portfolios.  Each Portfolio of the Trust invests in securities in accordance with an  investment  objective,  investment  policies  and  limitations  identical  to  those  of its  corresponding  Feeder  Fund.  This
"master/feeder"  fund  structure  differs  from that of the other  Funds of the Company and many other  investment  companies  which directly  invest and manage their own portfolio of securities.  Those Funds of the Company which  currently are not organized  under a "master/feeder"  fund structure (the "Non-Feeder  Funds") retain the right to invest their assets in a corresponding  Portfolio of the Trust in the future. For additional  information  regarding the  "master/feeder"  fund structure,  see the Company's  Prospectus under  "Special  Information  on the 'Master  Feeder' Fund  Structure"  and this SAI under  "Additional  Information  on the `Master
Feeder' Fund Structure."

        American Skandia Investment  Services,  Incorporated  ("ASISI" or the "Investment  Manager") acts as the investment manager for both the Non-Feeder Funds and the Portfolios.  Currently,  ASISI engages the following  sub-advisors  ("Sub-advisor(s)") for the investment  management of each Non-Feeder Fund and Portfolio:  (a) ASAF Founders  International Small  Capitalization Fund: Founders
Asset Management LLC; (b) ASAF AIM International  Equity Fund: A I M Capital Management,  Inc.; (c) ASAF Janus Overseas Growth Fund:
Janus  Capital  Corporation;  (d)  ASMT  American  Century  International  Growth  Portfolio  (formerly,  the  ASMT  T.  Rowe  Price
International Equity Portfolio);  American Century Investment  Management,  Inc. (e) ASAF Janus Small-Cap Growth Fund: Janus Capital
Corporation;  (f) ASAF Scudder Small-Cap Growth Fund: Zurich Scudder Investments,  Inc. (g) ASAF Gabelli Small-Cap Value Fund: GAMCO
Investors,  Inc.;  (h) ASAF Janus Mid-Cap Growth Fund:  Janus Capital  Corporation;  (i) ASAF Neuberger  Berman Mid-Cap Growth Fund:
Neuberger Berman  Management Inc.; (j) ASAF Neuberger  Berman Mid-Cap Value Fund:  Neuberger Berman  Management Inc.; (k) ASAF Alger
All-Cap Growth Fund: Fred Alger  Management,  Inc.; (l) ASAF Gabelli  All-Cap Value Fund:  GAMCO  Investors,  Inc.; (m) ASAF INVESCO
Technology  Fund:  INVESCO Funds Group,  Inc.; (n) ASAF INVESCO Health  Sciences  Fund:  INVESCO Funds Group,  Inc. (o) ASAF ProFund
Managed OTC Fund:  ProFund  Advisors LLC; (p) ASAF Alliance  Growth Fund (formerly,  the ASAF  Oppenheimer  Large-Cap  Growth Fund);
Alliance Capital  Management L.P.; (q) ASAF Marsico Capital Growth Fund:  Marsico Capital  Management,  LLC.; (r) ASMT Janus Capital
Growth  Portfolio:  Janus Capital  Corporation;  (s) ASAF T. Rowe Price Tax Managed Fund: T. Rowe Price  Associates,  Inc.; (t) ASAF
Alliance/Bernstein  Growth + Value Fund:  Alliance  Capital  Management  L.P. and Sanford C. Bernstein & Co., LLP ; (u) ASAF Sanford
Bernstein  Core Value Fund:  Sanford C.  Bernstein & Co., LLP; (v) ASAF Sanford  Bernstein  Managed Index 500 Fund  (formerly,  ASAF
Bankers Trust Managed Index 500 Fund):  Sanford C.  Bernstein & Co.; (w) ASAF  Alliance  Growth & Income Fund  (formerly,  ASAF Lord
Abbett Growth and Income Fund):  Alliance  Capital  Management L.P.; (x) ASAF MFS Growth with Income Fund:  Massachusetts  Financial
Services  Company;  (y) ASMT INVESCO  Equity Income  Portfolio:  INVESCO Funds Group,  Inc.;  (z) ASAF  American  Century  Strategic
Balanced Fund:  American  Century  Investment  Management,  Inc.;  (aa) ASAF Federated  High Yield Bond Fund:  Federated  Investment
Counseling;  (bb) ASMT PIMCO Total Return Bond Portfolio:  Pacific Investment Management Company LLC; and (cc) ASMT JPM Money Market
Portfolio: J.P. Morgan Investment Management Inc.

                                                  INVESTMENT PROGRAMS OF THE FUNDS

        The following  information  supplements,  and should be read in  conjunction  with, the discussion in the Prospectus of the investment  objective and policies of each Fund and Portfolio.  The investment  objective of each Fund or Portfolio and supplemental information regarding its investment policies are described below separately for each Fund or Portfolio.

         The  investment  objective and,  unless  otherwise  specified,  the  investment  policies and  limitations of each Fund and
Portfolio  are not  "fundamental"  policies and may be changed by the  Directors of the Company or the Trustees of the Trust,  where applicable,  without  shareholder  approval.  Those  investment  policies  specifically  labeled as  "fundamental,"  including those described in the  "Fundamental  Investment  Restrictions"  section of this SAI,  may not be changed  without  shareholder  approval.
Fundamental  investment  policies of a Fund or Portfolio  may be changed only with the approval of at least the lesser of (1) 67% or more of the total units of beneficial interest  ("shares") of the Fund or Portfolio  represented at a meeting at which more than 50%
of the  outstanding  shares of the Fund or Portfolio are  represented,  or (2) a majority of the  outstanding  shares of the Fund or
Portfolio.

        Notwithstanding  any  other  investment  policy  of a Fund,  each  Fund may  invest  all of its  investable  assets  (cash, securities,  and receivables  relating to securities) in an open-end  management  investment  company having  substantially the same investment  objective,  policies and limitations as the Fund. Those Funds which currently  invest all of their investable  assets in such a manner,  the Feeder Funds,  seek to meet their respective  investment  objectives by investing all of their investable assets in a  corresponding  Portfolio of the Trust,  which in turn invests  directly in a portfolio of securities  in  accordance  with the investment  objective,  policies and  limitations  of its Feeder Fund. The investment  objective,  policies and  limitations of each
Feeder Fund are  otherwise  identical to those of its  corresponding  Portfolio.  As such,  the  following  discussion of the Feeder
Funds, including references to the Directors of the Company,  apply equally to the Funds' corresponding  Portfolios and the Trustees of the Trust, respectively.

ASAF Founders International Small Capitalization Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

        Options  On Stock  Indices  and  Stocks.  An option is a right to buy or sell a  security  at a  specified  price  within a limited  period of time. The Fund may write ("sell")  covered call options on any or all of its portfolio  securities.  In addition, the Fund may purchase options on securities.  The Fund may also purchase put and call options on stock indices.

        The Fund may write  ("sell")  options on any or all of its portfolio  securities  and at such time and from time to time as the  Sub-advisor  shall  determine to be  appropriate.  No specified  percentage of the Fund's assets is invested in securities with respect to which options may be written.  The extent of the Fund's option writing  activities  will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

        When the Fund  purchases a security with respect to which it intends to write an option,  it is likely that the option will be  written  concurrently  with or  shortly  after  purchase.  The Fund will write an option on a  particular  security  only if the
Sub-advisor  believes  that a liquid  secondary  market will exist on an exchange for options of the same series,  which will permit the Fund to enter  into a closing  purchase  transaction  and close  out its  position.  If the Fund  desires  to sell a  particular security on which it has written an option,  it will effect a closing purchase  transaction  prior to or concurrently  with the sale of the security.

        The Fund may enter into closing  purchase  transactions  to reduce the  percentage of its assets  against which options are written,  to realize a profit on a previously  written  option,  or to enable it to write another option on the underlying  security with either a different exercise price or expiration time or both.

        Options  written by the Fund will normally have expiration  dates between three and nine months from the date written.  The exercise prices of options may be below,  equal to or above the current market values of the underlying  securities at the times the options are  written.  From time to time for tax and other  reasons,  the Fund may purchase an  underlying  security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

        A stock index  measures the movement of a certain group of stocks by assigning  relative  values to the stocks  included in the index.  The Fund purchases put options on stock indices to protect the portfolio  against  decline in value.  The Fund purchases call options on stock indices to establish a position in equities as a temporary  substitute for purchasing  individual  stocks that then may be acquired  over the option  period in a manner  designed to minimize  adverse price  movements.  Purchasing  put and call options on stock indices also permits greater time for evaluation of investment  alternatives.  When the  Sub-advisor  believes that the trend of stock prices may be downward,  particularly  for a short period of time,  the purchase of put options on stock  indices may eliminate the need to sell less liquid stocks and possibly  repurchase them later.  The purpose of these  transactions is not to generate gain,  but to "hedge"  against  possible  loss.  Therefore,  successful  hedging  activity will not produce net gain to the
Fund.  Any gain in the price of a call option is likely to be offset by higher prices the Fund must pay in rising  markets,  as cash reserves are  invested.  In declining  markets,  any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Fund.

        The Fund may purchase  only those put and call options  that are listed on a domestic  exchange or quoted on the  automatic quotation system of the National Association of Securities Dealers,  Inc.  ("NASDAQ").  Options traded on stock exchanges are either broadly  based,  such as the Standard & Poor's 500 Stock Index and 100 Stock Index,  or involve  stocks in a designated  industry or group of industries.  The Fund may utilize either broadly based or market segment  indices in seeking a better  correlation  between the indices and the Fund.

        Transactions  in options are subject to  limitations,  established  by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single  investor or group of investors  acting in concert, regardless of whether the options are held in one or more  accounts.  Thus,  the number of options the Fund may hold may be affected by options held by other  advisory  clients of the  Sub-advisor.  As of the date of this SAI, the  Sub-advisor  believes  that these limitations will not affect the purchase of stock index options by the Fund.

        One risk of  holding a put or a call  option is that if the option is not sold or  exercised  prior to its  expiration,  it becomes  worthless.  However,  this risk is limited to the premium paid by the Fund.  Other risks of purchasing  options include the possibility that a liquid  secondary  market may not exist at a time when the Fund may wish to close out an option  position.  It is also  possible  that trading in options on stock indices might be halted at a time when the  securities  markets  generally  were to remain  open.  In cases  where the market  value of an issue  supporting  a covered  call option  exceeds the strike  price plus the premium on the call,  the Fund will lose the right to  appreciation  of the stock for the duration of the option.  For an additional discussion of options on stock  indices and stocks and certain risks  involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

        Futures  Contracts.  The Fund may enter into futures  contracts (or options  thereon) for hedging  purposes.  U.S.  futures contracts are traded on exchanges which have been designated  "contract  markets" by the Commodity  Futures Trading  Commission (the
"CFTC") and must be executed  through a futures  commission  merchant (an "FCM") or brokerage firm which is a member of the relevant contract  market.  Although futures  contracts by their terms call for the delivery or acquisition of the underlying  commodities or a cash payment  based on the value of the  underlying  commodities,  in most cases the  contractual  obligation is offset before the delivery date of the contract by buying, in the case of a contractual  obligation to sell, or selling,  in the case of a contractual obligation to buy, an identical  futures contract on a commodities  exchange.  Such a transaction  cancels the obligation to make or take delivery of the commodities.

        The acquisition or sale of a futures contract could occur, for example,  if the Fund held or considered  purchasing  equity securities and sought to protect itself from  fluctuations  in prices without buying or selling those  securities.  For example,  if prices were expected to decrease,  the Fund could sell equity index futures contracts,  thereby hoping to offset a potential decline in the value of equity  securities in the portfolio by a corresponding  increase in the value of the futures contract  position held by the Fund and thereby  prevent the Fund's net asset value from  declining as much as it otherwise  would have. The Fund also could protect  against  potential  price  declines by selling  portfolio  securities and investing in money market  instruments.  However, since the futures market is more liquid than the cash market,  the use of futures  contracts as an investment  technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

        Similarly,  when prices of equity  securities  are expected to increase,  futures  contracts  could be bought to attempt to hedge  against the  possibility  of having to buy equity  securities  at higher  prices.  This  technique is  sometimes  known as an anticipatory  hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity  securities,  the
Fund  could  take  advantage  of the  potential  rise in the value of equity  securities  without  buying  them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

        The Fund may also enter into  interest  rate and foreign  currency  futures  contracts.  Interest  rate  futures  contracts currently are traded on a variety of fixed-income  securities,  including long-term U.S. Treasury Bonds, Treasury Notes,  Government
National Mortgage Association modified pass-through  mortgage-backed  securities,  U.S. Treasury Bills, bank certificates of deposit and commercial  paper.  Foreign  currency  futures  contracts  currently are traded on, among others,  the British  pound,  Canadian dollar, Japanese yen, Swiss franc, West German mark, Mexican peso, Australian dollar, Brazilian real and on Eurodollar deposits.

        The Fund will not, as to any  positions,  whether  long,  short or a  combination  thereof,  enter into futures and options thereon for which the  aggregate  initial  margins and premiums  exceed 5% of the fair market value of its total assets after taking into  account  unrealized  profits  and  losses on  options  entered  into.  In the case of an option  that is  "in-the-money,"  the in-the-money  amount may be excluded in computing  such 5%. In general a call option on a future is  "in-the-money"  if the value of the future  exceeds  the  exercise  ("strike")  price of the call;  a put option on a future is  "in-the-money"  if the value of the future  which is the  subject of the put is exceeded by the strike  price of the put.  The Fund may use futures and options  thereon solely for bona fide  hedging  or for other  non-speculative  purposes.  As to long  positions  which are used as part of the Fund's strategies and are  incidental to its  activities in the underlying  cash market,  the  "underlying  commodity  value" of the Fund's futures and options  thereon  must not exceed the sum of (i) cash set aside in an  identifiable  manner,  or  short-term  U.S.  debt obligations or other  dollar-denominated  high-quality,  short-term money  instruments so set aside,  plus sums deposited on margin;
(ii) cash proceeds from existing  investments  due in 30 days; and (iii) accrued  profits held at the futures  commission  merchant.
The  "underlying  commodity  value" of a future is computed by multiplying the size of the future by the daily  settlement  price of the future.  For an option on a future, that value is the underlying commodity value of the future underlying the option.

        Unlike the  situation in which the Fund  purchases  or sells a security,  no price is paid or received by the Fund upon the purchase or sale of a futures  contract.  Instead,  the Fund is required to deposit in a segregated  asset account an amount of cash or qualifying  securities  (currently  U.S.  Treasury  bills),  currently in a minimum  amount of $15,000.  This is called  "initial margin." Such initial  margin is in the nature of a performance  bond or good faith deposit on the contract.  However,  since losses on open contracts are required to be reflected in cash in the form of variation  margin  payments,  the Fund may be required to make additional  payments during the term of a contract to its broker.  Such payments would be required,  for example,  where, during the term of an interest rate futures  contract  purchased by the Fund,  there was a general  increase in interest rates,  thereby making the Fund's  securities  less  valuable.  In all  instances  involving  the purchase of financial  futures  contracts by the Fund, an amount of cash  together  with such other  securities  as permitted by  applicable  regulatory  authorities  to be utilized for such purpose,  at least equal to the market value of the future  contracts,  will be  deposited  in a segregated  account with the Fund's custodian to  collateralize  the position.  At any time prior to the expiration of a futures  contract,  the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

        Because  futures  contracts  are  generally  settled  within a day from the date  they  are  closed  out,  compared  with a settlement  period of three business days for most types of securities,  the futures markets can provide  superior  liquidity to the securities  markets.  Nevertheless,  there is no assurance a liquid secondary market will exist for any particular  futures contract at any particular time. In addition,  futures exchanges may establish daily price  fluctuation  limits for futures contracts and may halt trading if a contract's  price moves upward or downward  more than the limit in a given day. On volatile  trading days when the price  fluctuation  limit is  reached,  it would be  impossible  for the Fund to enter  into new  positions  or close  out  existing positions.  If the secondary market for a futures  contract were not liquid because of price  fluctuation  limits or otherwise,  the
Fund would not promptly be able to liquidate  unfavorable  futures positions and potentially could be required to continue to hold a futures  position until the delivery date,  regardless of changes in its value. As a result,  the Fund's access to other assets held to cover its futures  positions  also could be  impaired.  For an  additional  discussion  of futures  contracts  and certain  risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

        Options on Futures  Contracts.  The Fund may  purchase put and call  options on futures  contracts.  An option on a futures contract  provides the holder with the right to enter into a "long" position in the underlying  futures  contract,  in the case of a call option, or a "short" position in the underlying  futures contract,  in the case of a put option, at a fixed exercise price to a stated  expiration  date. Upon exercise of the option by the holder,  a contract  market clearing house  establishes a corresponding short position for the writer of the option,  in the case of a call option, or a corresponding  long position,  in the case of a put option.  In the event that an option is  exercised,  the  parties  will be subject to all the risks  associated  with the trading of futures contracts, such as payment of variation margin deposits.

        A position  in an option on a futures  contract  may be  terminated  by the  purchaser  or seller  prior to  expiration  by effecting a closing purchase or sale transaction,  subject to the availability of a liquid secondary  market,  which is the purchase or sale of an option of the same series (i.e.,  the same exercise price and expiration date) as the option  previously  purchased or sold.  The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

        An option,  whether  based on a futures  contract,  a stock index or a security,  becomes  worthless  to the holder when it expires.  Upon exercise of an option,  the exchange or contract market clearing house assigns  exercise notices on a random basis to those of its members which have written  options of the same series and with the same  expiration  date. A brokerage  firm receiving such  notices  then assigns  them on a random  basis to those of its  customers  which have  written  options of the same series and expiration  date. A writer  therefore has no control over whether an option will be exercised  against it, nor over the time of such exercise.

        The  purchase of a call option on a futures  contract  is similar in some  respects to the  purchase of a call option on an individual  security.  See "Options on Foreign  Currencies"  below.  Depending  on the pricing of the option  compared to either the price of the futures contract upon which it is based or the price of the underlying  instrument,  ownership of the option may or may not be less risky than ownership of the futures contract or the underlying  instrument.  As with the purchase of futures  contracts, when the Fund is not  fully  invested  it could buy a call  option on a futures  contract  to hedge  against a market  advance.  The purchase of a put option on a futures  contract is similar in some respects to the purchase of  protective  put options on portfolio securities.  For  example,  the Fund would be able to buy a put option on a futures  contract to hedge the Fund  against the risk of falling prices.  For an additional  discussion of options on futures contracts and certain risks involved therein,  see this SAI and the Company's Prospectus under "Certain Risks Factors and Investment Methods."

        Options on Foreign  Currencies.  The Fund may buy and sell options on foreign  currencies for hedging  purposes in a manner similar to that in which  futures on foreign  currencies  would be utilized.  For example,  a decline in the U.S.  dollar value of a foreign  currency in which portfolio  securities are  denominated  would reduce the U.S.  dollar value of such  securities,  even if their value in the foreign  currency  remained  constant.  In order to protect  against such  diminutions  in the value of portfolio securities,  the Fund could buy put options on the foreign  currency.  If the value of the  currency  declines,  the Fund would have the right to sell such  currency for a fixed  amount in U.S.  dollars and would  thereby  offset,  in whole or in part,  the adverse effect on the Fund which  otherwise  would  have  resulted.  Conversely,  when a rise is  projected  in the U.S.  dollar  value of a currency in which securities to be acquired are  denominated,  thereby  increasing the cost of such  securities,  the Fund could buy call options  thereon.  The purchase of such options  could  offset,  at least  partially,  the effects of the adverse  movements in exchange rates.

        Options on foreign  currencies  traded on national  securities  exchanges are within the jurisdiction of the Securities and
Exchange  Commission (the "SEC"), as are other securities traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such transactions.  In particular,  all foreign currency option positions entered into on a national  securities  exchange are cleared and guaranteed by the Options Clearing  Corporation  ("OCC"), thereby reducing the risk of counterparty  default.  Further,  a liquid secondary market in options traded on a national  securities exchange may be more readily  available  than in the  over-the-counter  market,  potentially  permitting  the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

        The purchase and sale of  exchange-traded  foreign currency options,  however,  is subject to the risks of the availability of a liquid  secondary  market  described  above,  as well as the risks  regarding  adverse market  movements,  margining of options written,  the nature of the foreign currency market,  possible  intervention by governmental  authorities,  and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies  involve certain risks not presented by the  over-the-counter  market. For example,  exercise and settlement of such options must be made exclusively through the OCC, which has  established  banking  relationships  in  applicable  foreign  countries  for this  purpose.  As a  result,  the OCC may,  if it determines  that  foreign  governmental  restrictions  or taxes would  prevent the orderly  settlement  of foreign  currency  option exercises,  or would  result in undue  burdens  on the OCC or its  clearing  member,  impose  special  procedures  on  exercise  and settlement,  such as  technical  changes in the  mechanics  of delivery of  currency,  the fixing of dollar  settlement  prices,  or prohibitions on exercise.

        Risk Factors of Investing in Futures and Options.  The  successful  use of the investment  practices  described  above with respect to futures contracts,  options on futures contracts, and options on securities indices,  securities,  and foreign currencies draws upon skills and experience  which are different  from those needed to select the other  instruments in which the Fund invests.
Should interest or exchange rates or the prices of securities or financial  indices move in an unexpected  manner,  the Fund may not achieve the desired  benefits of futures and options or may realize losses and thus be in a worse  position than if such  strategies had not been used.  Unlike  many  exchange-traded  futures  contracts  and  options on futures  contracts,  there are no daily price fluctuation  limits with respect to options on  currencies  and  negotiated  or  over-the-counter  instruments,  and adverse  market movements could therefore  continue to an unlimited  extent over a period of time. In addition,  the correlation  between  movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

        The Fund's  ability to dispose of its  positions in the foregoing  instruments  will depend on the  availability  of liquid markets in the  instruments.  Markets in a number of the  instruments  are relatively new and still  developing and it is impossible to predict the amount of trading  interest that may exist in those  instruments in the future.  Particular  risks exist with respect to the use of each of the foregoing  instruments  and could result in such adverse  consequences to the Fund as the possible loss of the  entire  premium  paid for an option  bought  by the Fund and the  possible  need to defer  closing  out  positions  in  certain instruments  to avoid  adverse tax  consequences.  As a result,  no  assurance  can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

        In addition,  options on U.S. Government  securities,  futures contracts,  options on futures contracts,  forward contracts and options on foreign currencies may be traded on foreign exchanges and  over-the-counter  in foreign countries.  Such transactions are subject to the risk of governmental  actions affecting trading in or the prices of foreign  currencies or securities.  The value of such  positions  also could be affected  adversely by (i) other  complex  foreign  political  and economic  factors,  (ii) lesser availability  than in the United States of data on which to make trading  decisions,  (iii) delays in the Fund's ability to act upon economic  events  occurring in foreign  markets  during  nonbusiness  hours in the United  States,  (iv) the imposition of different exercise and settlement  terms and procedures and margin  requirements  than in the United States,  and (v) low trading volume.  For an additional  discussion of certain risks involved in investing in futures and options,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

        Foreign  Securities.  Investments in foreign countries  involve certain risks which are not typically  associated with U.S.
investments.  For a discussion of certain risks  involved in foreign  investing,  see this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

        Forward  Contracts for Purchase or Sale of Foreign  Currencies.  The Fund generally  conducts its foreign currency exchange transactions  on a spot (i.e.,  cash) basis at the spot rate  prevailing  in the foreign  exchange  currency  market.  When the Fund purchases or sells a security  denominated in a foreign currency,  it may enter into a forward foreign currency  contract  ("forward contract") for the purchase or sale,  for a fixed amount of dollars,  of the amount of foreign  currency  involved in the underlying security  transaction.  A forward  contract  involves an obligation to purchase or sell a specific  currency at a future date, which may be any  fixed  number  of days  from the date of the  contract  agreed  upon by the  parties,  at a price set at the time of the contract.  The Fund  generally  will not enter into forward  contracts  with a term greater than one year. In this manner,  the Fund may obtain protection  against a possible loss resulting from an adverse change in the relationship  between the U.S. dollar and the foreign  currency  during the period  between the date the security is purchased or sold and the date upon which  payment is made or received.  Although  such  contracts  tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any potential  gain which might result should the value of such  currency  increase.  The Fund will not speculate in forward contracts.

         Forward  contracts  are  traded in the  interbank  market  conducted  directly  between  currency  traders  (usually  large commercial banks) and their customers.  Generally a forward contract has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference between the prices at which they buy and sell various  currencies.  When the Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S. dollar (or sometimes against another  currency),  the
Fund may enter into a forward contract to sell, for a fixed dollar or other currency  amount,  foreign  currency  approximating  the value of some or all of the Fund's securities  denominated in that currency.  In addition,  the Fund may engage in  "proxy-hedging,"
i.e.,  entering into forward  contracts to sell a different  foreign  currency than the one in which the underlying  investments are denominated  with the expectation  that the value of the hedged  currency will correlate with the value of the underlying  currency.
The Fund will not enter  into  forward  contracts  or  maintain  a net  exposure  to such  contracts  where the  fulfillment  of the contracts  would  require  the Fund to deliver  an amount of  foreign  currency  or a proxy  currency  in excess of the value of its portfolio  securities  or other assets  denominated  in the currency  being  hedged.  Forward  contracts  may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities.

        At the  consummation  of a forward  contract  for  delivery  by the Fund of a foreign  currency,  the Fund may either  make delivery of the foreign  currency or  terminate  its  contractual  obligation  to deliver  the  foreign  currency by  purchasing  an offsetting  contract  obligating it to purchase,  at the same maturity  date, the same amount of the foreign  currency.  If the Fund chooses to make  delivery  of the  foreign  currency,  it may be required  to obtain  such  currency  through the sale of  portfolio securities denominated in such currency or through conversion of other Fund assets into such currency.

        Dealings in forward  contracts by the Fund will be limited to the  transactions  described  above.  Of course,  the Fund is not required to enter into such  transactions with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate  by the  Sub-advisor.  It also  should be  realized  that  this  method of  protecting  the value of the  Fund's securities  against  a  decline  in the  value of a  currency  does not  eliminate  fluctuations  in the  underlying  prices  of the securities.  It simply  establishes a rate of exchange  which can be achieved at some future point in time.  Additionally,  although such  contracts  tend to  minimize  the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any  potential  gain which might result should the value of such currency  increase.  For an additional  discussion of forward foreign  currency  contracts and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain
Risk Factors and Investment Methods."

        Lower-Rated  or  Unrated  Fixed-Income  Securities.  The Fund may  invest  up to 5% of its  total  assets  in  fixed-income securities  which are unrated or are rated below  investment  grade  either at the time of purchase or as a result of  reduction  in rating  after  purchase.  (This  limitation  does not  apply  to  convertible  securities  and  preferred  stocks.)  Investments  in lower-rated or unrated  securities  are generally  considered to be of high risk.  These debt  securities,  commonly  referred to as junk bonds,  are  generally  subject to two kinds of risk,  credit risk and market  risk.  Credit risk relates to the ability of the issuer to meet  interest  or  principal  payments,  or both,  as they come due.  The ratings  given a security by Moody's  Investors
Service,  Inc.  ("Moody's")  and  Standard  & Poor's  ("S&P")  provide  a  generally  useful  guide as to such  credit  risk.  For a description  of securities  ratings,  see the Appendix to this SAI. The lower the rating given a security by a rating  service,  the greater the credit risk such rating  service  perceives to exist with respect to the security.  Increasing  the amount of the Fund's assets  invested in unrated or lower grade  securities,  while  intended to increase the yield  produced by those assets,  will also increase the risk to which those assets are subject.

        Market risk  relates to the fact that the market  values of debt  securities  in which the Fund invests  generally  will be affected by changes in the level of interest  rates.  An  increase in interest  rates will tend to reduce the market  values of such securities,  whereas a decline in interest rates will tend to increase their values.  Medium and lower-rated  securities (Baa or BBB and lower) and  non-rated  securities  of comparable  quality tend to be subject to wider  fluctuations  in yields and market values than  higher  rated  securities  and may have  speculative  characteristics.  In order to  decrease  the risk in  investing  in debt securities,  in no event will the Fund ever invest in a debt  security  rated  below B by Moody's or by S&P.  Of course,  relying in part on ratings  assigned by credit  agencies in making  investments  will not protect the Fund from the risk that the securities in which they invest will decline in value,  since credit  ratings  represent  evaluations  of the safety of principal,  dividend,  and interest  payments  on debt  securities,  and not the market  values of such  securities,  and such  ratings may not be changed on a timely basis to reflect subsequent events.

        Because  investment  in medium  and  lower-rated  securities  involves  greater  credit  risk,  achievement  of the  Fund's investment  objective may be more dependent on the  Sub-advisor's  own credit analysis than is the case for funds that do not invest in such  securities.  In addition,  the share price and yield of the Fund may fluctuate more than in the case of funds  investing in higher quality,  shorter term securities.  Moreover,  a significant economic downturn or major increase in interest rates may result in issuers of  lower-rated  securities  experiencing  increased  financial  stress,  which would  adversely  affect their ability to service their principal,  dividend,  and interest obligations,  meet projected business goals, and obtain additional  financing.  In this regard,  it should be noted that while the market for high yield debt  securities has been in existence for many years and from time to time has  experienced  economic  downturns in recent years,  this market has involved a  significant  increase in the use of high  yield  debt  securities  to fund  highly  leveraged  corporate  acquisitions  and  restructurings.  Past  experience  may not, therefore,  provide an accurate  indication of future  performance of the high yield debt  securities  market,  particularly  during periods of economic  recession.  Furthermore,  expenses  incurred in recovering an investment in a defaulted  security may adversely affect  the  Fund's  net asset  value.  Finally,  while the  Sub-advisor  attempts  to limit  purchases  of medium  and  lower-rated securities to securities having an established  secondary  market,  the secondary market for such securities may be less liquid than the market for higher quality  securities.  The reduced  liquidity of the secondary  market for such securities may adversely affect the market price of, and ability of the Fund to value,  particular  securities at certain times, thereby making it difficult to make specific  valuation  determinations.  The Fund does not invest in any medium and  lower-rated  securities  which present special tax consequences,  such as  zero-coupon  bonds or  pay-in-kind  bonds.  For an  additional  discussion  of  certain  risks  involved  in lower-rated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

        The  Sub-advisor  seeks to reduce the overall risks  associated with the Fund's  investments  through  diversification  and consideration of factors  affecting the value of securities it considers  relevant.  No assurance can be given,  however,  regarding the degree of success that will be achieved in this regard or that the Fund will achieve its investment objective.

        Convertible  Securities.  The Fund may buy  securities  convertible  into common  stock if, for  example,  the  Sub-advisor believes that a company's  convertible  securities  are  undervalued  in the market.  Convertible  securities  eligible for purchase include  convertible bonds,  convertible  preferred stocks,  and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to  subscribe  to a specific  amount of the  corporation's  capital  stock at a set price for a specified period of time.  Warrants do not represent  ownership of the  securities,  but only the right to buy the  securities.  The prices of warrants do not necessarily  move parallel to the prices of underlying  securities.  Warrants may be considered  speculative in that they have no voting  rights,  pay no  dividends,  and have no rights  with  respect to the  assets of a  corporation  issuing  them.
Warrant positions will not be used to increase the leverage of the Fund;  consequently,  warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

        Temporary  Defensive  Investments.  Up to 100% of the assets of the Fund may be  invested  temporarily  in U.S.  government obligations,  commercial paper, bank obligations,  repurchase agreements, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S.  depository  institutions,  U.S. branches of foreign  depository  institutions,  and foreign depository institutions,  in cash, or in other cash equivalents,  if the Sub-advisor  determines it to be appropriate for purposes of enhancing liquidity  or  preserving  capital in light of  prevailing  market or  economic  conditions.  U.S.  government  obligations  include
Treasury  bills,  notes and bonds,  and  issues of United  States  agencies,  authorities  and  instrumentalities.  Some  government obligations,  such as  Government  National  Mortgage  Association  pass-through  certificates,  are supported by the full faith and credit of the United States  Treasury.  Other  obligations,  such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow  from the United  States  Treasury;  and others,  such as bonds  issued by Federal  National  Mortgage
Association (a private  corporation),  are supported only by the credit of the agency,  authority or instrumentality.  The Fund also may invest in obligations  issued by the International  Bank for  Reconstruction  and Development  (IBRD or "World Bank").  For more information on  mortgage-related  securities,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment
Methods."

        Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

        1        Invest  more than 15% of the  market  value of its net  assets in  securities  which are not  readily  marketable, including repurchase agreements maturing in over seven days;

        2        Purchase securities of other investment companies except in compliance with the Investment Company Act of 1940;

        3        Purchase any securities on margin except to obtain such  short-term  credits as may be necessary for the clearance of  transactions  (and,  provided that margin payments and other deposits in connection  with  transactions in options,  futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

        4        Sell securities short.

        In addition,  in periods of uncertain  market and economic  conditions,  as  determined  by the  Sub-advisor,  the Fund may depart from its basic investment  objective and assume a defensive  position with up to 100% of its assets  temporarily  invested in high quality corporate bonds or notes and government issues, or held in cash.

        If a percentage  restriction  is adhered to at the time of investment,  a later  increase or decrease in percentage  beyond the specified limit that results from a change in values or net assets will not be considered a violation.

ASAF AIM INTERNATIONAL EQUITY FUND:

Investment  Objective:  The  investment  objective of the Fund is to seek  long-term  capital  growth by investing in a  diversified portfolio of  international  equity  securities  the issuers of which are  considered  by the  Sub-advisor  to have strong  earnings momentum.

Investment Policies:

        In managing the Fund, the Sub-advisor  seeks to apply to the Fund the same  investment  strategy that it applies to several of its other  managed  portfolios  that have similar  investment  objectives  but that invest  primarily in United  States  equities markets.  The Fund will  utilize to the extent  practicable  a fully  managed  investment  policy  providing  for the  selection  of securities  which meet certain  quantitative  standards  determined  by the  Sub-advisor.  The  Sub-advisor  reviews  carefully  the earnings  history and prospects for growth of each company  considered  for  investment by the Fund. It is  anticipated  that common stocks  will be the  principal  form of  investment  of the  Fund.  The Fund is  primarily  comprised  of  securities  of two  basic categories of companies:  (a) "core"  companies,  which the Sub-advisor  considers to have experienced  above-average and consistent long-term  growth in earnings and to have  excellent  prospects for  outstanding  future  growth,  and (b)  "earnings  acceleration"
companies, which the Sub-advisor believes are currently enjoying a dramatic increase in earnings.

        If a particular  foreign company meets the  quantitative  standards  determined by the  Sub-advisor,  its securities may be acquired by the Fund  regardless  of the  location of the  company or the  percentage  of the Fund's  investments  in the  company's country or  region.  However,  the  Sub-advisor  will also  consider  other  factors in making  investment  decisions  for the Fund, including  such  factors as the  prospects  for  relative  economic  growth  among  countries  or regions,  economic  and  political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

        The  Sub-advisor  recognizes  that often there is less public  information  about  foreign  companies  than is available in reports  supplied by domestic  companies,  that foreign  companies are not subject to uniform  accounting  and  financial  reporting standards,  and that there may be greater delays  experienced  by the Fund in receiving  financial  information  supplied by foreign companies than comparable  information  supplied by domestic  companies.  In addition,  the value of the Fund's investments that are denominated  in a foreign  currency  may be  affected  by changes in  currency  exchange  rates.  For these and other  reasons,  the
Sub-advisor  from  time to  time  may  encounter  greater  difficulty  applying  its  disciplined  stock  selection  strategy  to an international equity investment portfolio than to a portfolio of domestic equity securities.

        Any income  realized by the Fund will be  incidental  and will not be an important  criterion in the selection of portfolio securities.

        Under normal  market  conditions  the Fund will invest at least 70% of its total assets in  marketable  equity  securities, including common stock,  preferred stock, and other securities having the  characteristics  of stock (such as an equity or ownership interest in a company) of foreign  companies  that are listed on a  recognized  foreign  securities  exchange or traded on a foreign over-the-counter  market.  The Fund may also satisfy the  foregoing  requirement  in part by investing in the  securities of foreign issuers in the form of ADRs,  EDRs, or other securities  representing  underlying  securities of foreign issuers.  The Fund may also invest up to 20% of its total assets in securities  exchangeable  for or  convertible  into equity  securities of foreign  companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market.

        Under normal market  conditions,  the Fund intends to invest in a diversified  portfolio that includes companies located in at least four countries  outside of the United  States.  The Fund will  emphasize  investment in foreign  companies in the developed countries of Western Europe (such as Germany,  France,  Switzerland,  the  Netherlands and the United Kingdom) and the Pacific Basin
(such as Japan,  Hong Kong and  Australia),  but the Portfolio may also invest in the securities of companies  located in developing countries (such as Turkey,  Malaysia and Mexico) in various  regions of the world.  The risks of investment in the equity markets of developing  countries  are  described  in more detail  immediately  below and in this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

        Real Estate  Investment  Trusts  ("REITs").  The Fund may invest in equity  and/or debt  securities  issued by REITs.  Such investments will not exceed 5% of the total assets of the Fund.

        REITs are trusts  that sell  equity or debt  securities  to  investors  and use the  proceeds  to invest in real  estate or interests therein. A REIT may focus on particular types of projects,  such as apartment  complexes,  or geographic regions,  such as the Southeastern United States, or both.

        To the extent that the Fund invests in REITs,  it could  conceivably  own real estate  directly as a result of a default on the securities it owns. The Fund,  therefore,  may be subject to certain risks  associated with the direct ownership of real estate, including  difficulties in valuing and trading real estate,  declines in the value of real estate,  environmental  liability  risks, risks related to general and local economic conditions,  adverse change in the climate for real estate,  increases in property taxes and operating  expenses,  changes in zoning laws,  casualty or condemnation  losses,  limitations on rents,  changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

        In addition  to the risks  described  above,  equity  REITs may be  affected by any changes in the value of the  underlying property  owned by the trusts,  while  mortgage  REITs may be affected by the quality of any credit  extended.  Equity and  mortgage
REITs are dependent upon  management  skill,  and are generally not  diversified  and therefore are subject to the risk of financing single or a limited  number of  projects.  Such  trusts are also  subject  to heavy cash flow  dependency,  defaults  by  borrowers, self-liquidation,  and the  possibility  that the REIT will fail to maintain its  exemption  from the 1940 Act.  Changes in interest rates may also affect the value of debt  securities  of REITs held by the Fund. By investing in REITs  indirectly  through the Fund, a shareholder will bear not only his/her  proportionate  share of the expenses of the Fund, but also,  indirectly,  similar expenses of the REITs.

        Reverse Repurchase  Agreements.  The Fund may employ reverse repurchase  agreements (i) for temporary  emergency  purposes, such as to meet  unanticipated  net redemptions so as to avoid  liquidating other portfolio  securities  during  unfavorable  market conditions;  (ii) to cover short-term cash requirements  resulting from the timing of trade settlements;  or (iii) to take advantage of market  situations  where the interest  income to be earned from the from the  investment of the proceeds of the  transaction  is greater  than the  interest  expense of the  transaction.  The Fund may enter into  reverse  repurchase  agreements  in amounts  not exceeding  10% of the  value of its  total  assets.  Reverse  repurchase  agreements  involve  the risk  that  the  market  value of securities  retained by the Fund in lieu of liquidation  may decline below the repurchase  price of the securities  sold by the Fund that it is obligated to repurchase.  This risk could cause a reduction in the net asset value of the Fund's shares.

        Additional  information about reverse  repurchase  agreements and their risks are included in the Trust's  Prospectus under
"Certain Risk Factors and Investment Methods."

        Lending of Portfolio  Securities.  While  securities  are being lent,  the Fund will continue to receive the  equivalent of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the collateral or a fee from the  borrower.  The Fund has the right to call its loans and  obtain  the  securities  on three  business  days'  notice or, in connection with securities  trading on foreign markets,  within such longer period of time that coincides with the normal settlement period for purchases and sales of such  securities  in such foreign  markets.  The risks in lending  portfolio  securities,  as with other  extensions  of secured  credit,  consist of possible  delay in  receiving  additional  collateral  or in the  recovery of the securities or possible loss of rights in the  collateral  should the borrower fail  financially.  Additional  information  about the lending of  portfolio  securities  is  included in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

        Borrowings.  The Fund may borrow money to a limited  extent from banks for temporary or emergency  purposes  subject to the limitations  under the 1940 Act. In addition,  the Fund does not intend to engage in leverage;  therefore,  consistent  with current interpretations  of the SEC, the Fund will not purchase  additional  securities  while borrowings from banks exceed 5% of the Fund's total  assets.  Additional  information  about  borrowing  is included in the Trust's  Prospectus  under  "Certain  Risk Factors and
Investment Methods."

        Securities Issued on a When-Issued or Delayed-Delivery  Basis. The Fund may purchase  securities on a "when-issued"  basis, that is,  delivery of and payment for the  securities  is not fixed at the date of  purchase,  but is set after the  securities  are issued  (normally  within  forty-five  days after the date of the  transaction).  The Fund also may purchase or sell securities on a delayed-delivery  basis. The payment obligation and the interest rate that will be received on the delayed  delivery-securities  are fixed  at the  time the  buyer  enters  into the  commitment.  If the  Fund  purchases  a  when-issued  security  or  enters  into a delayed-delivery  agreement,  the Fund's  custodian  bank will  segregate cash or other liquid assets in an amount at least equal to
the  when-issued   commitment  or   delayed-delivery   agreement   commitment.   Additional   information   about   when-issued  and
delayed-delivery  transactions  and their risks is included in this  Statement  and in the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

        Short Sales  "Against  the Box." As described  in the Trust's  Prospectus,  the Fund may from time to time make short sales against the box.  To secure its  obligation  to deliver the  securities  sold short,  the Fund will  deposit in escrow in a separate account with its custodian an equal amount of the securities  sold short or securities  convertible  into or  exchangeable  for such securities.  Because the Fund  ordinarily  will want to continue to receive  interest and  dividend  payments on  securities  in its portfolio  that are  convertible  into the  securities  sold short,  the Fund will normally  close out a short  position  covered by convertible  securities by purchasing  and delivering an equal amount of the  securities  sold short,  rather than by delivering the convertible securities that it already holds.

        The Fund will make a short sale, as a hedge,  when it believes that the price of a security may decline,  causing a decline in the value of a security owned by the Fund or a security  convertible  into or exchangeable  for such security.  In such case, any future  losses in the Fund's  long  position  should be reduced by a gain in the short  position.  Conversely,  any gain in the long position  should be reduced by a loss in the short  position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns,  either  directly or indirectly,  and, in the case where the Fund owns  convertible  securities,  changes in the conversion  premium.  In  determining  the number of shares to be sold short against the Fund's position in a convertible  security,  the anticipated  fluctuation in the conversion  premium is considered.  The
Fund may also make short sales to generate  additional  income from the investment of the cash proceeds of short sales.  In no event may more than 10% of the value of the Fund's total assets be deposited or pledged as collateral for short sales at any time.

        Foreign  Securities.  The Fund normally invests primarily in foreign  securities,  including American  Depositary  Receipts
("ADRs") and European Depositary Receipts ("EDRs").  Generally,  ADRs, in registered form, are designed for use in the United States securities markets,  and EDRs, in bearer form, are designed for use in European  securities markets.  ADRs and EDRs may be listed on stock exchanges,  or traded in OTC markets in the United States or Europe,  as the case may be. ADRs, like other  securities  traded in the United States, will be subject to negotiated commission rates.

        To the extent the Fund invests in securities  denominated in foreign currencies,  the Fund bears the risk of changes in the exchange  rates  between U.S.  currency  and the foreign  currency,  as well as the  availability  and status of foreign  securities markets.  The Fund's  investments in securities  denominated in foreign  currencies  generally will be marketable  equity securities
(including  common and preferred  stock,  depositary  receipts for stock and fixed income or equity  securities  exchangeable for or convertible into stock) of foreign companies that generally are listed on a recognized  foreign  securities  exchange or traded in a foreign  over-the-counter  market. The Fund may also invest in foreign securities listed on recognized U.S. securities  exchanges or traded in the U.S. over-the-counter market.

        Investments by the Fund in foreign securities,  whether  denominated in U.S.  currencies or foreign currencies,  may entail risks that are  greater  than those  associated  with  domestic  investments.  The risks of  investing  in  foreign  securities  are discussed in detail in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment  Methods."  Investment
by the Fund in ADRs,  EDRs and similar  securities  also may entail some or all or these risks.  The  Sub-advisor  seeks to mitigate the risks associated with foreign investment through diversification and active professional management.

                Developing  Countries.  A developing  country or emerging market country can be considered to be a country that is in the initial stages of its  industrialization  cycle.  Currently,  emerging markets  generally  include every country in the world other than the developed  European  countries  (primarily in Western  Europe),  the United States,  Canada,  Japan,  Australia,  New
Zealand,  Hong Kong and Singapore.  The characteristics of markets can change over time.  Currently,  the Sub-advisor  believes that investing  in many  emerging  markets is not  desirable or feasible  because of the lack of adequate  custody  arrangements  for the
Fund's assets,  overly  burdensome  repatriation  and similar  restrictions,  the lack of organized and liquid  securities  markets, unacceptable  political risks or other reasons.  As desirable  opportunities  to invest in securities in emerging  markets  develop, the Fund may expand and further broaden the group of emerging markets in which it invests.

        Many of the risks  relating  to foreign  securities  generally  will be greater for  emerging  markets  than for  developed
countries.   Many  emerging  markets  have  experienced  substantial  rates  of  inflation  for  many  years.  Inflation  and  rapid fluctuations  in inflation  rates have had and may continue to have very negative  effects on the economies and  securities  markets for certain  developing  markets.  Economies in emerging  markets  generally  are heavily  dependent  upon  international  trade and accordingly,  have been and may continue to be affected  adversely by trade  barriers,  exchange  controls,  managed  adjustments in relative  currency  values and other  protectionist  measures  imposed or negotiated by the countries  with which they trade.  These economies  also have been and may continue to be affected  adversely by economic  conditions in the countries with which they trade.
There also may be a lower level of  securities  market  monitoring  and  regulation  of  developing  markets and the  activities  of investors in such markets,  and enforcement of existing  regulations has been extremely  limited.  The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.

        In addition,  brokerage  commissions,  custodial  services and other costs  relating to investment  in foreign  markets are often higher than the costs of investing in the United States;  this is  particularly  true with respect to emerging  markets.  Such markets have different  settlement and clearance  procedures.  In certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such transactions.  Such settlement problems may cause emerging market securities to be illiquid.  The inability of the Fund to make intended  securities  purchases due to  settlement  problems  could cause the Fund to miss  attractive  investment  opportunities.  Inability  to dispose of a portfolio security  caused by  settlement  problems  could result in losses to the Fund due to  subsequent  declines in value of the portfolio security or, if the Fund has entered into a contract to sell the  security,  could  result in  liability to the  purchaser.  Certain emerging  markets may lack  clearing  facilities  equivalent  to those in developed  countries.  Accordingly,  settlements  can pose additional  risks in such markets and ultimately  can expose the Fund to the risk of losses  resulting from its inability to recover from a counterparty.

        The risk also exists that an emergency  situation  may arise in one or more  emerging  markets as a result of which trading of securities may cease or may be  substantially  curtailed and prices for the Fund's  portfolio  securities in such markets may not be readily  available.  The Fund's  portfolio  securities  in the affected  markets will be valued at fair value  determined in good faith by or under the direction of the Company's Board of Directors.

        Portfolio  Turnover.  Any  particular  security will be sold, and the proceeds  reinvested,  whenever such action is deemed prudent from the  viewpoint of the Fund's  investment  objective,  regardless  of the holding  period of that  security.  Additional information  about  portfolio  turnover is included in this Statement  under  "Portfolio  Transactions"  and the Trust's  Prospectus
under  "Portfolio Turnover."

         Options, Futures and Currency Strategies.  The Fund may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments.  These instruments are often referred to as
"derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General Risks of Options,  Futures and Currency Strategies.  The use by the Fund of options,  futures contracts and forward currency  contracts  involves  special  considerations  and risks.  For example,  there might be imperfect  correlation,  or even no correlation,  between the price movements or an instrument  (such as an option  contract) and the price movements of the investments being hedged.  In these  circumstances,  if a "protective  put" is used to hedge a potential  decline in a security and the security does decline in price,  the put option's  increased  value may not  completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the investments  being hedged,  such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

          The Fund will not enter into a hedging  transaction  if the  Sub-advisor  determines  that the cost of hedging will exceed the potential benefit to the Fund.

         Additional  information  on these  instruments  is included in this SAI and the Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods."  Certain risks pertaining to particular strategies are described in the sections that follow.

                  Cover.  Transactions  using forward  contracts,  futures  contracts and options (other than options purchased by a
Fund) expose the Fund to an  obligation to another  party.  A Fund will not enter into any such  transactions  unless it owns either
(1) an offsetting ("covered") position in securities,  currencies,  or other options,  forward contracts or futures contracts or (2)
cash or liquid  assets  with a value  sufficient  at all times to cover its  potential  obligations  not  covered as provided in (1)
above.  The Fund will comply with SEC  guidelines  regarding  cover for these  instruments  and, if the  guidelines so require,  set aside cash or liquid securities.

         Assets used as cover cannot be sold while the position in the corresponding  forward  contract,  futures contract or option is open,  unless  they are  replaced  with other  appropriate  assets.  If a large  portion of a Fund's  assets is used for cover or otherwise  set aside,  it could affect  portfolio  management  or the Fund's  ability to meet  redemption  requests or other current obligations.

                  Writing Call Options.  The Fund may write (sell) covered call options on securities,  futures  contracts,  forward contracts,  indices and  currencies.  Writing call options can serve as a limited hedge because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put Options.  The Fund may write (sell) put options on securities,  futures contracts,  forward contracts, indices  and  currencies.  The Fund would  write a put option at an exercise  price  that,  reduced by the  premium  received on the option,  reflects  the lower  price it is willing to pay for the  underlying  security,  contract  or  currency.  The risk in such a transaction would be that the market price of the underlying  security,  contract or currency would decline below the exercise price less the premium received.

                  Purchasing Put Options.  The Fund may purchase put options on securities,  futures  contracts,  forward contracts, indices and  currencies.  The Fund may enter into closing sale  transactions  with respect to such options,  exercise such option or permit such option to expire.

         The Fund may also  purchase put options on  underlying  securities,  contracts or  currencies  against which it has written other put options. For example,  where the Fund has written a put option on an underlying  security,  rather than entering a closing transaction of the written  option,  it may purchase a put option with a different  strike price and/or  expiration  date that would eliminate some or all of the risk  associated with the written put. Used in  combinations,  these  strategies are commonly  referred to as "put spreads." Likewise,  the Fund may write call options on underlying  securities,  contracts or currencies against which it has purchased protective put options.  This strategy is commonly referred to as a "collar."

                  Purchasing Call Options.  The Fund may purchase  covered call options on securities,  futures  contracts,  forward contracts,  indices and currencies.  The Fund may enter into closing sale transactions  with respect to such options,  exercise such options or permit such options to expire.

         The Fund may also  purchase  call options on underlying  securities,  contracts or currencies  against which it has written other call  options.  For  example,  where the Fund has  written a call option on an  underlying  security,  rather than  entering a closing  transaction of the written option,  it may purchase a call option with a different strike price and/or expiration date that would  eliminate some or all of the risk  associated  with the written call.  Used in  combinations,  these  strategies are commonly referred to as "call spreads."

         Options  may be  either  listed  on an  exchange  or  traded  in  over-the-counter  ("OTC")  markets.  Listed  options  are third-party  contracts  (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized  strike prices and expiration  dates. OTC options are two-party  contracts with negotiated strike prices and  expiration  dates.  The Fund will not purchase an OTC option unless it believes that daily  valuations  for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted with dealers directly and not through a clearing  corporation  (which would guarantee  performance).  Consequently,  there is a risk of non-performance by the dealer.  Since no exchange is involved,  OTC options are valued on the basis of an average of the last bid prices  obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used.

                  Index  Options.  The risks of  investment  in index  options may be greater  than options on  securities.  Because index  options  are  settled  in cash,  when the Fund  writes a call on an index it cannot  provide  in  advance  for its  potential settlement  obligations by acquiring and holding the underlying  securities.  The Fund can offset some of the risk of writing a call index option  position by holding a diversified  portfolio of securities  similar to those on which the  underlying  index is based.
However,  the Fund cannot, as a practical matter,  acquire and hold a portfolio  containing  exactly the same securities as underlie the index and, as a result,  bears a risk that the value of the securities  held will not be perfectly  correlated with the value of the index.

                  Limitations on Options.  The Fund will not write options it,  immediately  after such sale, the aggregate value of securities or obligations  underlying the  outstanding  options  exceeds 20% of the Fund's total assets.  The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

                  Interest Rate,  Currency and Stock Index Futures  Contracts.  The Fund may enter into interest  rate,  currency or stock index futures  contracts  (collectively,  "Futures" or "Futures  Contracts") and options on Futures as a hedge against changes in prevailing  levels of interest rates,  currency  exchange rates or stock price levels,  respectively,  in order to establish more definitely  the effective  return on securities or currencies  held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected  increases in interest rates, and decreases in currency  exchange rates and stock prices,  and purchase of Futures as an offset against the effect of expected  declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures  Contract is a two party  agreement  to buy or sell a specified  amount of a specified  security or currency  (or deliver a cash  settlement  price,  in the case of an index future) for a specified  price at a designated  date,  time and place. A stock index  future  provides for the  delivery,  at a designated  date,  time and place,  of an amount of cash equal to a specified dollar amount times the  difference  between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Fund will only enter into Futures  Contracts that are traded on futures  exchanges and are  standardized as to maturity date and  underlying  financial  instrument.  Futures  exchanges and trading  thereon in the United  States are regulated  under the
Commodity Exchange Act and by the CFTC.

         The Fund's Futures  transactions  will be entered into for hedging  purposes only; that is, Futures will be sold to protect against a decline in the price of  securities  or  currencies  that the Fund owns,  or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the Fund were unable to  liquidate a Future or an option on Futures  position  due to the absence of a liquid  secondary market or the imposition of price limits,  it could incur substantial  losses.  The Fund would continue to be subject to market risk with respect to the  position.  In addition,  except in the case of  purchased  options,  the Fund might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information  on  Futures,  options  on  Futures,  and their  risks is  included  in this SAI and the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Forward  Contracts.  A forward  contract  is an  obligation,  usually  arranged  with a  commercial  bank or other currency  dealer,  to  purchase  or sell a  currency  against  another  currency  at a future  date and price as agreed  upon by the parties.  The Fund either may accept or make  delivery of the currency at the maturity of the forward  contract.  The Fund may also, if its contra party  agrees prior to maturity,  enter into a closing  transaction  involving  the purchase or sale of an  offsetting contract.  Forward contracts are traded  over-the-counter,  and not on organized commodities or securities  exchanges.  As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the Fund of engaging in forward  contracts varies with factors such as the currencies  involved,  the length of the contract period and the market  conditions then  prevailing.  Because forward  contracts are usually entered into on a principal basis,  no fees or  commissions  are involved.  The use of forward  contracts does not eliminate  fluctuations  in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts and their risks is included in this SAI and the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Fund may invest in other  investment  companies to the extent  permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the ASAF
AIM  International  Equity Fund.  This limitation is not a "fundamental"  restriction,  and may be changed by the Directors  without shareholder approval.  The Fund will not:

         1.       Make investments for the purpose of gaining control of a company's management.

ASAF JANUS OVERSEAS GROWTH FUND:

Investment Objective:  The investment objective of the ASAF Janus Overseas Growth Fund is to seek long-term growth of capital.

Investment Policies:

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts on securities,  financial indices,  and foreign  currencies  and options on such  contracts,  and may invest in options on securities,  financial  indices and foreign  currencies,  forward  contracts  and  swaps.  The Fund will not enter  into any  futures  contracts  or  options on futures contracts if the aggregate amount of the Fund's  commitments  under outstanding  futures contracts  positions and options on futures contracts  written by the Fund would  exceed the market value of the total assets of the Fund (i.e.,  no  leveraging).  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately  negotiated  transactions  on the types of  securities  and indices based on the types of  securities  in which the Fund is  permitted  to invest  directly.  The Fund will  effect such  transactions  only with investment  dealers  and  other  financial  institutions  (such  as  commercial  banks or  savings  and  loan  institutions)  deemed creditworthy by the Sub-advisor,  and only pursuant to procedures adopted by the Sub-advisor for monitoring the  creditworthiness of those  entities.  To the extent that an option bought or written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's  obligations  under an option  written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Fund to effect an  offsetting  transaction  at a time  when  the  Sub-advisor  believes  it  would be  advantageous  for the  Fund to do so.  For a description  of these  strategies and  instruments  and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The Fund  may  make  investments  in  Eurodollar  instruments.  Eurodollar  instruments  are U.S.
dollar-denominated  futures contracts or options thereon which are linked to the London Interbank  Offered Rate ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the  lending of funds and  sellers to obtain a fixed rate for  borrowings.  The Fund might use  Eurodollar  futures contracts and options  thereon to hedge against  changes in LIBOR,  to which many interest rate swaps and  fixed-income  instruments are linked.

         Swaps and Swap-Related  Products.  The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based  basis,  depending  upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment  streams are netted out,  with the Fund  receiving or paying,  as the case may be, only the net amount of the two  payments).  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlement with respect to each  interest  rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued  excess will be  maintained in a segregated  account by the custodian of the
Fund. If the Fund enters into an interest rate swap on other than a net basis,  it would  maintain a segregated  account in the full amount  accrued on a daily basis of its  obligations  with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three  highest  rating  categories of at least one  nationally  recognized  statistical  rating  organization  at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a  transaction,  the Fund will have  contractual  remedies  pursuant to the agreements related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become relatively liquid.  Caps and floors are more recent innovations for which standardized  documentation has not yet been developed and,  accordingly,  they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will  segregate  cash or other liquid assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no  limit  on the  amount  of  interest  rate  swap  transactions  that may be  entered  into by the  Fund.  These transactions  may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to  collateralize  obligations  under the swap.  Under the  documentation  currently  used in those  markets,  the risk of loss with respect to interest  rate swaps is limited to the net amount of the payments  that the Fund is  contractually  obligated to make. If the other  party to an interest  rate swap that is not  collateralized  defaults,  the Fund would risk the loss of the net amount of the  payments  that it  contractually  is  entitled  to receive.  The Fund may buy and sell  (i.e.,  write) caps and floors  without limitation,  subject to the segregation  requirement  described above. For an additional  discussion of these  strategies,  see this
SAI under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  From time to time,  the Fund may  invest in  securities  of other  investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by the  Sub-advisor  subject  to the terms of an  exemptive  order  obtained  by the  Sub-advisor  and the funds  that are  advised  or sub-advised by the  Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money market fund managed by the  Sub-advisor  to the greater of (i) 5% of its total assets or (ii) $2.5 million,  although the Company's  Board of Directors may increase this limit up to 25% of the Company's total assets.

         Zero-Coupon,  Pay-In-Kind  and Step  Coupon  Securities.  The Fund  may  invest  up to 10% of its  assets  in  zero-coupon, pay-in-kind and step coupon  securities.  For a discussion of zero-coupon debt securities and the risks involved  therein,  see this
SAI under "Certain Risk Factors and Investment Methods."

         Pass-Through  Securities.  The Fund may  invest  in  various  types of  pass-through  securities,  such as  mortgage-backed securities,  asset-backed  securities and participation  interests. A pass-through security is a share or certificate of interest in a pool of debt  obligations  that have been  repackaged  by an  intermediary,  such as a bank or  broker-dealer.  The purchaser of a pass-through  security  receives  an  undivided  interest  in the  underlying  pool of  securities.  The  issuers of the  underlying securities make interest and principal  payments to the intermediary  which are passed through to purchasers,  such as the Fund. For an additional  discussion of pass-through  securities and certain risks involved therein,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Fund may invest in sponsored and unsponsored  American Depositary  Receipts ("ADRs"),  which are receipts  issued by an American bank or trust company  evidencing  ownership of underlying  securities  issued by a foreign  issuer.
ADRs,  in  registered  form,  are  designed  for use in U.S.  securities  markets.  Unsponsored  ADRs  may be  created  without  the participation  of the foreign  issuer.  Holders of these ADRs  generally  bear all the costs of the ADR  facility,  whereas  foreign issuers  typically  bear certain costs in a sponsored ADR. The bank or trust company  depositary of an unsponsored  ADR may be under no obligation to distribute shareholder  communications  received from the foreign issuer or to pass through voting rights. The Fund may also invest in European  Depositary  Receipts  ("EDRs"),  receipts  issued by a European  financial  institution  evidencing  an arrangement similar to that of ADRs, Global Depositary Receipts ("GDRs") and in other similar  instruments  representing  securities of foreign companies.  EDRs, in bearer form, are designed for use in European  securities markets.  GDRs are securities  convertible into equity securities of foreign issuers.

         Reverse  Repurchase  Agreements.  The Fund may enter  into  reverse  repurchase  agreements.  The Fund will enter into such agreements  only to provide cash to satisfy  unusually  heavy  redemption  requests and for other  temporary or emergency  purposes, rather than to obtain cash to make  additional  investments.  Pursuant to an exemptive  order granted by the SEC, the Fund and other funds advised or sub-advised by the Sub-advisor  may invest in repurchase  agreements and other money market  instruments  through a joint  trading  account.  For a discussion  of reverse  repurchase  agreements  and the risks  involved  therein,  see the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Income-Producing  Securities.  Other types of income producing  securities that the Fund may purchase  include,  but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations.  These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby  Commitments.  These  instruments,  which are  similar to a put,  give the Fund the  option to  obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

                  Tender Option Bonds.  Tender option bonds are relatively  long-term bonds that are coupled with the agreement of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the securities to the institution at periodic intervals.

                  Inverse  Floaters.  Inverse  floaters are debt  instruments  whose interest bears an inverse  relationship  to the interest  rate on  another  security.  The Fund will not  invest  more  than 5% of its  assets in  inverse  floaters.  The Fund will purchase standby  commitments,  tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval:

         1.       The Fund will not (i) enter into any futures  contracts  and related  options  for  purposes  other than bona fide hedging  transactions  within the meaning of CFTC  regulations if the aggregate  initial  margin and premiums  required to establish positions in futures  contracts and related  options that do not fall within the definition of bona fide hedging  transactions  will exceed 5% of the fair market value of the Fund's net assets,  after taking into account  unrealized profits and unrealized losses on any such  contracts  it has  entered  into;  and (ii)  enter  into any  futures  contracts  if the  aggregate  amount of the  Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         2.       The Fund does not currently intend to sell securities short,  unless it owns or has the right to obtain securities equivalent  in kind and amount to the  securities  sold short  without the payment of any  additional  consideration  therefor,  and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         3.       The Fund does not  currently  intend to  purchase  securities  on margin,  except  that the Fund may  obtain  such short-term  credits as are necessary  for the clearance of  transactions,  and provided that margin  payments and other  deposits in connection  with  transactions  in  futures,  options,  swaps and forward  contracts  shall not be deemed to  constitute  purchasing securities on margin.

         4.       The Fund does not currently  intend to purchase  securities of other  investment  companies,  except in compliance with the 1940 Act or the  conditions  of any order of exemption  from the SEC  regarding  the purchase of securities of money market funds managed by the Sub-advisor or its affiliates.

         5.       The Fund may not  mortgage  or pledge any  securities  owned or held by the Fund in amounts  that  exceed,  in the aggregate,  15% of the Fund's net asset  value,  provided  that this  limitation  does not apply to reverse  repurchase  agreements, deposits of assets to margin,  guarantee positions in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         6.       The Fund does not currently intend to purchase any security or enter into a repurchase  agreement if, as a result, more than 15% of its net assets would be invested in  repurchase  agreements  not  entitling  the holder to payment of principal and interest  within seven days and in  securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily available market. The Directors of the Company,  or the Sub-advisor  acting pursuant to authority  delegated by the Directors of the Company,  may determine that a readily  available market exists for securities  eligible for resale pursuant to
Rule 144A under the Securities  Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  and Section 4(2)  commercial paper.  Accordingly, such securities may not be subject to the foregoing limitation.

         7.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         In general,  within the restrictions  outlined herein, the Fund has broad powers with respect to investing funds or holding them uninvested.  Investments are varied according to what is judged  advantageous  under changing economic  conditions.  It will be the Sub-advisor's  policy to retain maximum flexibility in management without restrictive  provisions as to the proportion of one or another class of securities  that may be held,  subject to the investment  restrictions  described  below.  It is the  Sub-advisor's intention  that the Fund will generally  consist of common stocks.  However,  the  Sub-advisor  may invest the assets of the Fund in varying amounts in other instruments and in senior securities,  such as bonds, debentures,  preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Forward  Currency  Exchange  Contracts.  The Fund  conducts its foreign  currency  exchange  transactions  either on a spot
(i.e.,  cash) basis at the spot rate prevailing in the foreign currency  exchange market,  or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

         The Fund expects to use forward contracts under two  circumstances:  (1) when the Sub-advisor  wishes to "lock in" the U.S.
dollar price of a security when the Fund is purchasing or selling a security  denominated in a foreign  currency,  the Fund would be able to enter into a forward contract to do so  ("transaction  hedging");  (2) when the Sub-advisor  believes that the currency of a particular  foreign  country  may suffer a  substantial  decline  against  the U.S.  dollar,  the Fund would be able to enter into a forward  contract to sell  foreign  currency for a fixed U.S.  dollar  amount  approximating  the value of some or all of the Fund's securities  either  denominated in, or whose value is tied to, such foreign currency  ("portfolio  hedging").  It's anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

         As to  transaction  hedging,  when the Fund enters into a trade for the  purchase  or sale of a security  denominated  in a foreign  currency,  it may be desirable to establish (lock in) the U.S. dollar cost or proceeds.  By entering into forward contracts in U.S.  dollars for the purchase or sale of a foreign currency  involved in an underlying  security  transaction,  the Fund will be able to protect  itself  against a possible  loss  between  trade and  settlement  dates  resulting  from the adverse  change in the relationship between the U.S. dollar and the subject foreign currency.

         Under portfolio hedging,  when the Sub-advisor  believes that the currency of a particular country may suffer a substantial decline  relative to the U.S.  dollar,  the Fund could enter into a forward contract to sell for a fixed dollar amount the amount in foreign  currencies  approximating  the value of some or all of its portfolio  securities  either  denominated in, or whose value is tied to, such foreign  currency.  The Fund will place cash or high-grade  liquid securities in a separate account with its custodian in an amount  sufficient to cover its  obligation  under the contract  entered into under the second  circumstance.  If the value of the securities  placed in the separate  account  declines,  additional  cash or securities  will be placed in the account on a daily basis so that the value of the account  equals the amount of the Fund's  commitments  with respect to such  contracts.  At any given time,  no more than 10% of the Fund's  assets will be  committed  to a  segregated  account in  connection  with  portfolio  hedging transactions.

         The precise  matching  of forward  contracts  in the  amounts and values of  securities  involved  would not  generally  be possible  since the future  values of such foreign  currencies  will change as a  consequence  of market  movements in the values of those  securities  between the date the forward  contract is entered into and the date it matures.  Predicting  short-term  currency market  movements is  extremely  difficult,  and the  successful  execution  of  short-term  hedging  strategy is highly  uncertain.
Normally,  consideration of the prospect for currency  parities will be incorporated  into the long-term  investment  decisions made with respect to overall  diversification  strategies.  However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Fund's best interests may be served.

         Generally,  the Fund will not enter into a forward  contract  with a term of greater than one year.  At the maturity of the forward contract,  the Fund may either sell the portfolio  security and make delivery of the foreign currency,  or it may retain the security and terminate the obligation to deliver the foreign  currency by purchasing an "offsetting"  forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is  impossible to forecast with  absolute  precision the market value of portfolio  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary for the Fund to purchase  additional  foreign currency on the spot market (and bear the expense of such  purchase)  if the market  value of the  security is less than the amount of foreign  currency  the Fund is obligated  to  deliver  and if a decision  is made to sell the  security  and make  delivery  of the  foreign  currency  the Fund is obligated to deliver.  For an additional  discussion of forward  currency  exchange  contracts and the risks involved  therein,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  To the extent permitted by its investment  objectives and policies discussed elsewhere herein, the
Fund may invest in securities  that are commonly  referred to as "derivative"  securities.  Certain  derivative  securities are more accurately  described as  "index/structured"  securities.  Index/structured  securities  are  derivative  securities  whose value or performance  is linked to other equity  securities  (such as depositary  receipts),  currencies,  interest  rates,  indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other  asset-backed  securities,  are in many  respects  like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Fund may not invest in a derivative  security  unless the reference  index or the  instrument to which it relates is an eligible  investment  for the Fund.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk  that the  underlying  security,  interest  rate,  market  index or  other  financial  asset  will not move in the direction the portfolio manager anticipates;

o        the possibility  that there may be no liquid secondary  market,  or the possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative  securities,  and the Investment Manager will report to the Company's  Board of Directors as necessary.  For additional  information on  derivatives  and their risks,  see the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and  Options.  The Fund may enter into futures  contracts,  options or options on futures  contracts.  The Fund may not, however, enter into a futures transaction for speculative purposes.  Generally, futures transactions will be used to:

o        protect against a decline in market value of the Fund's securities (taking a short futures position), or

o        protect  against the risk of an increase  in market  value for  securities  in which the Fund  generally  invests at a time when the Fund is not fully-invested (taking a long futures position), or

o        provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling futures,  buying puts and writing calls, hedge the Fund's investments against price fluctuations.  Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

         Although other techniques may be used to control the Fund's exposure to market  fluctuations,  the use of futures contracts may be a more effective  means of hedging this exposure.  While the Fund will pay brokerage  commissions in connection  with opening and  closing out futures  positions,  these costs are lower than the  transaction  costs  incurred in the  purchase  and sale of the underlying securities.

         The Fund may engage in futures and options  transactions  based on securities  indices that are consistent  with the Fund's investment  objectives.  Examples  of indices  that may be used  include the Bond Buyer Index of  Municipal  Bonds for fixed  income funds,  or the S&P 500 Index for equity  funds.  The Fund also may engage in futures  and  options  transactions  based on  specific securities,  such as U.S.  Treasury bonds or notes.  Futures contracts are traded on national futures  exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Fund  purchases or sells a bond,  no price is paid or received by the Fund upon the purchase or sale of the future.  Initially,  the Fund will be required to deposit an amount of cash or securities  equal to a varying  specified  percentage of the  contract  amount.  This  amount is known as initial  margin.  The margin  deposit is intended  to assure  completion  of the contract  (delivery or  acceptance  of the  underlying  security) if it is not  terminated  prior to the  specified  delivery  date.
Minimum  initial  margin  requirements  are  established  by the futures  exchanges  and may be revised.  In  addition,  brokers may establish  margin deposit  requirements  that are higher than the exchange  minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation  margin,  to and from the broker,  will be made on a daily basis as the price of the  underlying  debt  securities  or index  fluctuates,  making the future more or less  valuable,  a process  known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks,  which are described in more detail in this SAI and the Company's  Prospectus  under "Certain Risk Factors and  Investment  Methods." The  Sub-advisor  will seek to minimize  these risks by limiting  the  contracts  entered  into on behalf of the Fund to those  traded on national  futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Fund obtains the right,  but not the  obligation, to sell the  futures  contract  (a put  option)  or to buy the  contract  (a call  option)  at a fixed  strike  price.  The Fund can terminate its position in a put option by allowing it to expire or by exercising  the option.  If the option is exercised,  the Fund completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures  contract does not require the Fund to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the Fund may write (or sell) call options  that  obligate it to sell (or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option premiums would mitigate the effects of price  declines,  the Fund would give up some ability to participate  in a price  increase on the underlying  instrument.
If the Fund were to engage in options  transactions,  it would own the futures  contract  at the time a call were  written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments in Companies  with Limited  Operating  History.  The Fund may invest in the securities of issuers with limiting operating  history.  The  Sub-advisor  considers an issuer to have a limited  operating  history if that issuer has a record of less than three years of continuous operation.

         Investments  in  securities  of issuers  with limited  operating  history may involve  greater  risks than  investments  in securities of more mature issuers.  By their nature,  such issuers present limited operating history and financial  information upon which the manager may base its investment  decision on behalf of the Fund. In addition,  financial and other  information  regarding such issuers, when available, may be incomplete or inaccurate.

         The Fund will not  invest  more than 5% of its  total  assets in the  securities  of  issuers  with less than a  three-year operating  history.  The  Sub-advisor  will  consider  periods of capital  formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short  Sales.  The Fund may  engage in short  sales if,  at the time of the short  sale,  the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short  sale,  the seller does not  immediately  deliver the  securities  sold and is said to have a short  position in those securities until delivery  occurs.  To make delivery to the purchaser,  the executing broker borrows the securities being sold short on behalf of the seller.  While the short  position is  maintained,  the seller  collateralizes  its obligation to deliver the securities  sold short in an amount equal to the proceeds of the short sale plus an  additional  margin  amount  established  by the
Board of Governors of the Federal  Reserve.  If the Fund engages in a short sale the  collateral  account will be  maintained by the
Fund's  custodian.  While the short sale is open the Fund will  maintain in a segregated  custodial  account an amount of securities convertible  into or exchangeable  for such equivalent  securities at no additional  cost.  These  securities  would  constitute the
Fund's long position.

         If the Fund sells short  securities  that it owns, any future gains or losses in the Fund's long position should be reduced by a gain or loss in the short  position.  The extent to which such gains or losses are reduced  would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain  additional  transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Sovereign Debt Obligations.  The Fund may purchase sovereign debt instruments  issued or guaranteed by foreign  governments or their agencies,  including debt of emerging  market  countries.  Sovereign debt may be in the form of conventional  securities or other types of debt  instruments  such as loans or loan  participations.  Sovereign debt of developing  countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor  intends to purchase a given security  whenever the  Sub-advisor  believes it will contribute to the stated
objective of the Fund,  even if the same security has only recently been sold.  The Fund will sell a given  security,  no matter for how long or for how short a period it has been held,  and no matter  whether the sale is at a gain or at a loss, if the  Sub-advisor believes  that such  security  is not  fulfilling  its  purpose,  either  because,  among  other  things,  it did not live up to the
Sub-advisor's  expectations,  or because it may be replaced with another security holding greater promise, or because it has reached its optimum  potential,  or because of a change in the  circumstances  of a  particular  company or industry or in general  economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated,  the Fund may decrease or eliminate  entirely its equity position and  increase  its cash  position,  and when a rise in price levels is  anticipated,  the Fund may increase its equity  position and decrease its cash position.  However,  it should be expected that the Fund will,  under most  circumstances,  be  essentially  fully invested in equity securities.

         Since  investment  decisions  are  based  on the  anticipated  contribution  of the  security  in  question  to the  Fund's objectives,  the rate of  portfolio  turnover is  irrelevant  when the  Sub-advisor  believes a change is in order to achieve  those objectives,  and the  Fund's  annual  portfolio  turnover  rate  cannot be  anticipated  and may be  comparatively  high.  Since the
Sub-advisor  does not take  portfolio  turnover  rate into  account  in making  investment  decisions,  (1) the  Sub-advisor  has no intention of  accomplishing  any particular rate of portfolio  turnover,  whether high or low, and (2) the portfolio  turnover rates should not be considered as a representation of the rates that will be attained in the future.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF American Century  International  Growth Fund. These  limitations are not  "fundamental"  restrictions and may be changed by the
Directors without shareholder approval.  The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments;

         2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy  securities on margin or sell short (unless it owns or by virtue of its ownership of other  securities has the right to obtain  securities  equivalent in kind and amount to the securities  sold);  however,  the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5.       Invest for control or for management.

ASAF JANUS SMALL-CAP GROWTH FUND:

Investment Objective:  As stated in the Prospectus,  the Fund's investment objective is capital appreciation.  Realization of income is not a significant  investment  consideration  and any income realized on the Fund's  investments  therefore will be incidental to the Fund's objective.

Investment Policies:

         Investment  Company  Securities.  From time to time,  the Fund may  invest in  securities  of other  investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by the  Sub-advisor  subject  to the terms of an  exemptive  order  obtained  by the  Sub-advisor  and the funds  that are  advised  or sub-advised by the  Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money market fund managed by the  Sub-advisor  to the greater of (i) 5% of its total assets or (ii) $2.5 million,  although the Company's  Board of Directors may increase this limit up to 25% of the Company's total assets.

         Depositary  Receipts.  The Fund may invest in sponsored and unsponsored  American Depositary  Receipts ("ADRs"),  which are described in the Company's  Prospectus  under "Certain Risk Factors and Investment  Methods."  Holders of unsponsored ADRs generally bear all the costs of the ADR  facility,  whereas  foreign  issuers  typically  bear certain  costs in a sponsored  ADR. The bank or trust company  depositary of an unsponsored ADR may be under no obligation to distribute  shareholder  communications  received from the foreign issuer or to pass through voting  rights.  The Fund may also invest in European  Depositary  Receipts  ("EDRs"),  Global
Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Income-Producing  Securities.  Types of  income  producing  securities  that the Fund  may  purchase  include,  but are not limited to, (i) variable and floating rate obligations,  which are securities  having interest rates that are adjusted  periodically according to a specified  formula,  usually  with  reference  to some  interest  rate index or market  interest  rate,  (ii) standby commitments,  which are  instruments  similar  to puts that give the  holder  the  option to  obligate  a broker,  dealer or bank to repurchase a security at a specified  price,  and (iii) tender option bonds,  which are securities  that are coupled with the option to tender the securities to a bank,  broker-dealer or other financial  institution at periodic  intervals and receive the face value of the bond. The Fund will purchase  standby  commitments,  tender option bonds and instruments  with demand features  primarily for the  purpose  of  increasing  the  liquidity  of its  portfolio.  The Fund may also  invest  in  inverse  floaters,  which  are debt instruments  the  interest on which  varies in an inverse  relationship  to the  interest  rate on another  security.  For  example, certain  inverse  floaters pay interest at a rate that varies  inversely  to  prevailing  short-term  interest  rates.  Some inverse floaters have an interest rate reset  mechanism  that  multiplies  the effects of changes in an underlying  index.  Such a mechanism may increase fluctuations in the security's market value.  The Fund will not invest more than 5% of its assets in inverse floaters.

         High-Yield/High-Risk  Securities.  The Fund intends to invest less than 35% of its net assets in debt  securities  that are rated below investment grade (e.g.,  securities rated BB or lower by Standard & Poor's Ratings Services  ("Standard & Poor's") or Ba
or lower by Moody's Investors Service,  Inc.  ("Moody's")).  Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make  interest or  principal  payments  when due. In the event of an  unanticipated  default,  the
Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

         The Fund may also invest in unrated debt securities of foreign and domestic  issuers.  Unrated debt,  while not necessarily of lower quality than rated  securities,  may not have as broad a market.  Sovereign debt of foreign  governments is generally rated by  country.  Because  these  ratings do not take into  account  individual  factors  relevant  to each issue and may not be updated regularly,  the Sub-advisor may treat such securities as unrated debt.  Because of the size and perceived demand of the issue, among other  factors,  certain  municipalities  may not  incur  the  costs of  obtaining  a  rating.  The  Sub-advisor  will  analyze  the creditworthiness  of the issuer, as well as any financial  institution or other party  responsible for payments on the security,  in determining  whether to purchase  unrated  municipal  bonds.  Unrated debt  securities  will be included in the 35% limit unless the portfolio managers deem such securities to be the equivalent of investment grade securities.

         The Fund may purchase  defaulted  securities  subject to the above limits,  but only when the Sub-advisor  believes,  based upon its analysis of the financial  condition,  results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual  opportunity for capital  appreciation.  Notwithstanding  the
Sub-advisor's  belief as to the  resumption  of income,  however,  the  purchase  of any  security  on which  payment of interest or dividends is suspended involves a high degree of risk.  Such risk includes, among other things, the following:

                  Financial and Market Risks.  Investments in securities  that are in default involve a high degree of financial and market risks that can result in substantial or, at times,  even total losses.  Issuers of defaulted  securities may have substantial capital needs and may become involved in bankruptcy or  reorganization  proceedings.  Among the problems  involved in investments in such issuers is the fact that it may be difficult to obtain  information  about their condition.  The market prices of securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread  between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition  of  Portfolio  Securities.  Although  the Fund  generally  will  purchase  securities  for  which the
Sub-advisor  expects an active market to be maintained,  defaulted  securities may be less actively traded than other securities and it may be  difficult  to dispose of  substantial  holdings of such  securities  at  prevailing  market  prices.  The Fund will limit holdings of any such  securities to amounts that the  Sub-advisor  believes could be readily sold,  and holdings of such  securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted securities require active monitoring and may, at times,  require  participation in bankruptcy or receivership proceedings on behalf of the Fund.

         Reverse Repurchase  Agreements.  The Fund may use reverse repurchase  agreements to provide cash to satisfy unusually heavy redemption  requests or for other temporary or emergency  purposes without the necessity of selling portfolio  securities or to earn additional  income  on  portfolio  securities,  such as  Treasury  bills or notes.  The Fund  will  enter  into  reverse  repurchase agreements  only with parties that the  Sub-advisor  deems  creditworthy.  Using reverse  repurchase  agreements to earn  additional income  involves  the risk that the  interest  earned on the  invested  proceeds is less than the expense of the reverse  repurchase agreement  transaction.  This  technique may also have a leveraging  effect on the Fund,  although the  requirement  for the Fund to segregate assets in the amount of the reverse  repurchase  agreement  minimizes this effect.  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or sub-advised by the Sub-advisor  may invest in repurchase  agreements and other money market instruments through a joint trading account.

         For an  additional  discussion  of reverse  repurchase  agreements  and their risks,  see the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Futures,  Options and Forward Contracts.  The Fund may enter into futures contracts on securities,  financial indices,  and foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities,  financial  indices,  and  foreign currencies,  and  forward  contracts.  The Fund will not enter into any futures  contracts  or options on futures  contracts  if the aggregate amount of the Fund's  commitments  under outstanding  futures contract  positions and options on futures contracts written by the Fund would  exceed the market  value of the Fund's  total  assets.  The Fund may invest in forward  currency  contracts  with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately  negotiated  transactions  on the types of securities,  and on indices based on the types of securities,  in which the Fund is permitted to invest  directly.  The Fund will effect such  transactions  only with investment  dealers  and  other  financial  institutions  (such  as  commercial  banks or  savings  and  loan  institutions)  deemed creditworthy by the Sub-advisor  pursuant to procedures  adopted by the  Sub-advisor  for monitoring the  creditworthiness  of those entities.  To the extent that an option purchased or written by the Fund in a negotiated  transaction is illiquid,  the value of the option  purchased or the amount of the Fund's  obligations  under an option it has  written,  as the case may be, will be subject to the Fund's limitation on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Fund to effect an offsetting  transaction  when the Sub-advisor  believes it would be  advantageous  for the Fund to do so. For a description of these strategies and instruments  and certain of their risks,  see this SAI and the Company's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Eurodollar  Instruments.  The Fund  may  make  investments  in  Eurodollar  instruments.  Eurodollar  instruments  are U.S.
dollar-denominated  futures  contracts or options thereon that are linked to the London Interbank  Offered Rate ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the  lending of funds and  sellers to obtain a fixed rate for  borrowings.  The Fund might use  Eurodollar  futures contracts and options  thereon to hedge against  changes in LIBOR,  to which many interest rate swaps and  fixed-income  instruments are linked.

         Swaps and  Swap-Related  Products.  The Fund may enter into interest rate swaps,  caps and floors on either an  asset-based or liability-based basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment  streams are netted out,  with the Fund  receiving or paying,  as the case may be, only the net amount of the two  payments).  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlement with respect to each  interest  rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate  net  asset  value at least  equal to the  accrued  excess  will be  maintained  in a  segregated  account  by the  Fund's custodian.  If the Fund enters into an interest rate swap on other than a net basis,  it would maintain a segregated  account in the full amount  accrued on a daily basis of its  obligations  with respect to the swap.  The Fund will not enter into any interest rate swap, cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the  three  highest  rating  categories  of at  least  one  NRSRO at the  time of  entering  into  such  transaction.  The
Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years, with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed and,  accordingly,  are less liquid than swaps. To the extent the Fund sells (i.e.,  writes) caps and floors, it will  segregate  cash or other liquid assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no  limit  on the  amount  of  interest  rate  swap  transactions  that may be  entered  into by the  Fund.  These transactions  may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to  collateralize  obligations  under the swap.  The Fund bears the risk of loss of any  payments it is  contractually  obligated to make in connection  with interest rate swaps.  In addition,  if the other party to an interest rate swap that is not  collateralized defaults,  the Fund would risk the loss of the  payments  that it  contractually  is entitled to receive.  The Fund may buy and sell
(i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF Janus  Small-Cap  Growth Fund.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the  Directors without shareholder approval.

         1.       The Fund does not currently intend to sell securities short,  unless it owns or has the right to obtain securities equivalent  in kind and amount to the  securities  sold short  without the payment of any  additional  consideration  therefor,  and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2.       The Fund does not  currently  intend to  purchase  securities  on margin,  except  that the Fund may  obtain  such short-term  credits as are necessary  for the clearance of  transactions,  and provided that margin  payments and other  deposits in connection  with  transactions  in  futures,  options,  swaps and forward  contracts  shall not be deemed to  constitute  purchasing securities on margin.

         3.       The Fund does not currently intend to purchase any security or enter into a repurchase  agreement if, as a result, more than 15% of its net assets would be invested in  repurchase  agreements  not  entitling  the holder to payment of principal and interest  within seven days and in  securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The Directors,  or the Fund's  Sub-advisor  acting pursuant to authority  delegated by the
Directors,  may determine that a readily available market exists for securities  eligible for resale pursuant to Rule 144A under the
Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

         4.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF Scudder Small-Cap Growth Fund:

Investment  Objective:  The investment  objective of the Fund is to seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options.  The Fund may write (sell) call options on  securities  as long as it owns the  underlying  securities  subject to the option,  or an option to purchase the same  underlying  securities  having an exercise  price equal to or less than the exercise price of the option,  or will  establish  and maintain  with the Fund's  custodian  for the term of the option a segregated  account consisting  of cash or other  liquid  securities  ("eligible  securities")  to the  extent  required  by  applicable  regulation  in connection  with the optioned  securities.  The Fund may write put options  provided  that,  so long as the Fund is obligated as the writer of the option,  the Fund owns an option to sell the  underlying  securities  subject to the option  having an exercise  price equal to or greater than the exercise price of the option,  or it deposits and maintains with the custodian in a segregated  account eligible  securities  having a value equal to or greater than the exercise price of the option.  The premium received for writing an option will reflect,  among other things,  the current market price of the underlying  security,  the  relationship  of the exercise price to such market price,  the price  volatility of the underlying  security,  the option  period,  supply and demand and interest rates.  The Fund may write or purchase spread  options,  which are options for which the exercise price may be a fixed dollar spread or yield spread  between the security  underlying  the option and another  security that is used as a benchmark.  The exercise price of an  option  may be below,  equal to or above the  current  market  value of the  underlying  security  at the time the  option is written.  The Fund may write (sell) call and put options on up to 25% of net assets and may  purchase put and call options  provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest income on the securities in the segregated  account.  If the secured put writer has to buy the  underlying  security  because of the exercise of the put option,  the secured put writer  incurs an  unrealized  loss to the extent that the current  market value of the underlying  security is less than the exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks involved therein,  see this Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The  Fund  may  deal  in  over-the-counter  traded  options  ("OTC  options").  Unlike exchange-traded  options,  OTC options are transacted directly with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully monitored by the
Sub-advisor  and verified in appropriate  cases.  In writing OTC options,  the Fund receives the premium in advance from the dealer.
OTC options are available  for a greater  variety of  securities  or other  assets,  and for a wider range of  expiration  dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position  that  purchased OTC options and the assets used as "cover" for written OTC options are  illiquid  securities.  Accordingly,  the Fund  will  only  engage  in OTC  options  transactions  with  dealers  that have been specifically  approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing transactions  if  necessary  and,  therefore,  present  minimal  credit  risks  to  the  Fund.  The  Sub-advisor  will  monitor  the creditworthiness  of the approved  dealers on an on-going basis.  The Fund currently will not engage in OTC options  transactions if the amount  invested by the Fund in OTC options,  plus a "liquidity  charge"  related to OTC options  written by the Fund,  plus the amount  invested by the Fund in other  illiquid  securities,  would  exceed 15% of the Fund's net  assets.  The  "liquidity  charge"
referred to above is computed as described below.

         The Fund  anticipates  entering into  agreements with dealers to which the Fund sells OTC options.  Under these  agreements the Fund would have the  absolute  right to  repurchase  the OTC  options  from the dealer at any time at a price no greater  than a price  established  under the agreements  (the  "Repurchase  Price").  The "liquidity  charge"  referred to above for a specific OTC option  transaction  will be the  Repurchase  Price  related to the OTC  option  less the  intrinsic  value of the OTC  option.  The intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current  market  value of the  underlying security  exceeds the exercise  price.  In the case of an OTC put option,  intrinsic  value will be the amount by which the exercise price exceeds the current market value of the  underlying  security.  If there is no such agreement  requiring a dealer to allow the
Fund to  repurchase a specific  OTC option  written by the Fund,  the  "liquidity  charge"  will be the current  market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices. The Fund, as part of its options  transactions,  may also use options on securities indices in an  attempt  to hedge  against  market  conditions  affecting  the value of  securities  that the Fund owns or intends to purchase,  and not for  speculation.  When the Fund writes an option on a securities  index, it will be required to deposit with its custodian and  mark-to-market  eligible  securities to the extent  required by applicable  regulation.  Where the Fund writes a call option on a securities  index at a time when the  contract  value  exceeds the  exercise  price,  the Fund will also  segregate  and mark-to-market,  until the option  expires or is closed out, cash or cash  equivalents  equal in value to such excess.  The Fund may also purchase and sell options on indices other than securities  indices,  as available,  such as foreign currency indices.  Because index options are settled in cash, a call writer cannot  determine the amount of its settlement  obligations in advance and,  unlike call writing on specific  securities,  cannot cover its potential  settlement  obligations  by acquiring and holding the  underlying securities.  Index options involve risks similar to those risks relating to transactions in financial  futures  contracts  described below.

         For an  additional  discussion  of  investing  in OTC options and options on  securities  indices,  and the risks  involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts and Related Options.  The Fund may enter into financial  futures  contracts.  This investment technique  is designed  primarily  to hedge (i.e.  protect)  against  anticipated  future  changes in market  conditions  or foreign exchange  rates which  otherwise  might affect  adversely the value of securities or other assets which the Fund holds or intends to purchase.  For example,  when the near-term  market view is bearish but the portfolio  composition  is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the Fund is believed to be well  positioned for the longer term with a high cash  position,  the Fund can hedge against market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either case, the use of futures  contracts would tend to minimize  portfolio  turnover and facilitate the  Portfolio's  pursuit of its investment  objective.  Also, if the Fund owned  long-term  bonds and interest rates were expected to rise, it could sell financial  futures  contracts.  If interest rates did increase,  the value of the bonds held by the Fund would  decline,  but this  decline  would be offset in whole or in part by an increase  in the value of the Fund's  futures contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio  could hold  short-term  debt securities  and benefit from the income  earned by holding such  securities,  while at the same time the  Portfolio  could  purchase futures  contracts on long-term  bonds or the cash value of a securities  index.  Thus,  the Portfolio  could take  advantage of the anticipated  rise in the value of  long-term  bonds  without  actually  buying  them.  The futures  contracts  and  short-term  debt securities  could then be liquidated and the cash proceeds used to buy long-term  bonds.  At the time of delivery,  in the case of a contract relating to fixed income  securities,  adjustments are made to recognize  differences in value arising from the delivery of securities  with a different  interest rate than that specified in the contract.  In some cases,  securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close out their  contracts  through  offsetting  transactions  rather than meet margin  requirements,  distortions  in the normal relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures contracts  decide to make or take  delivery of  underlying  securities  or other assets  rather than engage in closing  transactions because of the  resultant  reduction in the  liquidity  of the futures  market.  In addition,  because  margin  requirements  in the futures market are less onerous than margin requirements in the cash market,  increased  participation by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect correlation  between  movements in the prices of  securities  or other assets and  movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may  purchase  and write call and put  options  on  financial  futures  contracts.  Options  on futures  contracts involve risks similar to those risks  relating to  transactions  in financial  futures  contracts.  The Fund will not enter into any futures  contracts or options on futures  contracts if the aggregate of the contract value of the outstanding  futures  contracts of the Fund and futures  contracts  subject to  outstanding  options  written by the Fund would  exceed 50% of the total  assets of the
Fund. For an additional  discussion of investing in financial  futures  contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Section 4(2) Paper.  The Fund may invest in  commercial  paper issued by major  corporations  under the  Securities  Act of
1933 in reliance on the exemption from  registration  afforded by Section 3(a)(3) thereof.  Such commercial paper may be issued only to  finance  current  transactions  and  must  mature  in nine  months  or  less.  Such  commercial  paper is  traded  primarily  by institutional  investors through investment dealers,  and individual  investor  participation in the commercial paper market is very limited.  The Fund also may invest in  commercial  paper issued in reliance on the  so-called  "private  placement"  exemption  from registration  afforded by Section 4(2) of the Securities  Act of 1933  ("Section  4(2) paper").  Section 4(2) paper is restricted as to disposition  under the federal  securities  laws, and generally is sold to institutional  investors,  such as the Fund, who agree that they are purchasing the paper for  investment and not with a view to public  distribution.  Any resale by the purchaser must be in an exempt  transaction.  Section 4(2) paper normally is resold to other  institutional  investors  through or with the assistance of the issuer or  investment  dealers who make a market in the Section  4(2) paper,  thus  providing  liquidity.  Section 4(2) paper will be considered  illiquid,  and subject to the Fund's  limitation  on investing in illiquid  securities,  unless the  Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized  Obligations.  The Fund may invest in asset-backed and mortgage-backed  securities,  including interest only
("IO") and principal only ("PO") securities  (collectively,  "collateralized  obligations").  A collateralized  obligation is a debt security issued by a corporation,  trust or custodian, or by a U.S. Government agency or instrumentality,  that is collateralized by a portfolio or pool of mortgages,  mortgage  pass-through  securities,  U.S. Government  securities or other assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Fund will  currently  invest in only  those  collateralized  obligations  that are fully  collateralized  and would not materially  alter the risk profile of the Fund. Fully  collateralized  means that the collateral will generate cash flows sufficient to meet  obligations to holders of the  collateralized  obligations  under even the most  conservative  prepayment and interest rate projections.  Thus, the  collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the  reinvestment  rate risk for cash flows  between  coupon  dates for the  collateralized  obligations.  A worst  case  prepayment condition  generally  assumes  immediate  prepayment of all securities  purchased at a premium and zero prepayment of all securities purchased at a discount.  Reinvestment  rate risk may be minimized by assuming  very  conservative  reinvestment  rates and by other means such as by  maintaining  the  flexibility  to  increase  principal  distributions  in a low  interest  rate  environment.  The effective  credit  quality  of the  collateralized  obligations  in such  instances  is the  credit  quality  of the  issuer  of the collateral.  The requirements as to  collateralization  are determined by the issuer or sponsor of the collateralized  obligation in order to satisfy  rating  agencies,  if rated.  The Fund does not  currently  intend to invest  more than 5% of its total  assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain greater  predictability of maturity through these collateralized  obligations than through direct investments in mortgage pass-through  securities.  Classes  with  shorter  maturities  may have lower  volatility  and lower  yield  while those with longer maturities  may have  higher  volatility  and higher  yield.  Payments  of  principal  and  interest  on the  underlying  collateral securities  are not passed  through  directly  to the  holders of these  collateralized  obligations.  Rather,  the  payments on the underlying  portfolio  or pool of  obligations  are used to pay  interest  on each  class and to  retire  successive  maturities  in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations and allow for the separate  purchase of either the interest or the principal  payments,  sometimes  called  interest only ("IO") and principal  only ("PO")  securities.  By  investing  in IOs and POs, an investor  has the option to select from a pool of  underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations  are  designed  to be  retired  as the  underlying  obligations  are  repaid.  In the  event of prepayment  on or call of such  securities,  the class of  collateralized  obligation  first to mature  generally  will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there  generally  will  be  sufficient  collateral  to  secure  collateralized  obligations  that  remain  outstanding.
Governmentally-issued  and  privately-issued  IO's and PO's will be  considered  illiquid for purposes of the Fund's  limitation  on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Directors.

         In reliance on an interpretation by the SEC, the Fund's  investments in certain qualifying  collateralized  obligations are not subject to the  limitations  in the 1940 Act regarding  investments  by a registered  investment  company,  such as the Fund, in another investment company.

         Inverse  Floaters.  The Fund may also  invest  in  "inverse  floaters."  These  inverse  floaters  are more  volatile  than conventional fixed or floating rate  collateralized  obligations,  and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate  adjustments  are based. As a result,  the yield on an inverse floater will generally  increase when market yields (as reflected by the index)  decrease and decrease when market yields  increase.  The extent of the volatility of inverse  floaters  depends on the extent of anticipated  changes in market rates of interest.  Generally,  inverse  floaters provide for interest rate  adjustments  based upon a multiple of the specified  interest index,  which further  increases their  volatility.
The degree of additional  volatility  will be directly  proportional  to the size of the multiple used in determining  interest rate adjustments.  Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

         For an  additional  discussion  of  investing  in  collateralized  obligations  and the risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies  Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are  applicable to the ASAF
Scudder  Small-Cap  Growth Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed  without  shareholder approval.  The Fund will not:

         1.       Invest for the purpose of exercising control or management of another issuer.

         2.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

ASAF Gabelli Small-CaP Value Fund:

Investment  Objective:  The  investment  objective of the Fund  (formerly,  the ASAF T. Rowe Price Small  Company  Value Fund) is to
provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although primarily all of the Fund's assets are invested in common stocks,  the Fund may invest in convertible  securities, corporate debt  securities and preferred  stocks.  The  fixed-income  securities in which the Fund may invest  include,  but are not limited to, those described  below. See this SAI under "Certain Risk Factors and Investment  Methods," for an additional  discussion of debt obligations.

         U.S.  Government  Obligations.  Bills,  notes,  bonds and other  debt  securities  issued by the U.S.  Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.
These include securities issued by the Federal National Mortgage  Association,  Government  National Mortgage  Association,  Federal
Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for  Cooperatives,  Federal  Intermediate  Credit  Banks,
Federal  Financing  Bank, Farm Credit Banks,  the Small Business  Association,  and the Tennessee  Valley  Authority.  Some of these securities  are supported by the full faith and credit of the U.S.  Treasury;  and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

         Bank Obligations.  Certificates of deposit,  bankers' acceptances,  and other short-term debt obligations.  Certificates of deposit are  short-term  obligations  of commercial  banks.  A bankers'  acceptance is a time draft drawn on a commercial  bank by a borrower,  usually in connection  with  international  commercial  transactions.  Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks,  foreign branches of U.S. banks,  U.S.  branches of foreign banks, and foreign branches of foreign banks.

         Short-Term  Corporate Debt Securities.  Outstanding  nonconvertible  corporate debt securities (e.g., bonds and debentures)
which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by  corporations  primarily to finance  short-term  credit  needs.
Certain notes may have floating or variable rates.

         Foreign  Government  Securities.  Issued  or  guaranteed  by a foreign  government,  province,  instrumentality,  political subdivision or similar unit thereof.

         Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term  debt  obligations of savings and loan associations.

         Supranational  Entities.  The Fund may also  invest  in the  securities  of  certain  supranational  entities,  such as the
International Development Bank.

         Lower-Rated  Debt Securities.  The Fund's  investment  program permits it to purchase below  investment  grade  securities, commonly  referred to as "junk  bonds." The Fund will not  purchase a junk bond if  immediately  after such  purchase the Fund would have more than 5% of its total  assets  invested in such  securities.  Since  investors  generally  perceive  that there are greater risks  associated with investment in lower quality  securities,  the yields from such  securities  normally exceed those  obtainable from higher quality securities.  However,  the principal value of lower-rated  securities  generally will fluctuate more widely than higher  quality  securities.  Lower quality  investments  entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher  quality  investments.  Such  securities  are also subject to special  risks,  discussed  below.
Although  the Fund seeks to reduce risk by  portfolio  diversification,  credit  analysis,  and  attention to trends in the economy, industries  and financial  markets,  such efforts will not eliminate all risk.  There can, of course,  be no assurance that the Fund will achieve its investment objective.

         After  purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum  required for purchase by the Fund.  Neither event will require a sale of such security by the Fund.  However,  the Sub-advisor  will consider such event in its  determination  of whether the Fund should continue to hold the security.  To the extent that the ratings given by
Moody's or S&P may change as a result of  changes  in such  organizations  or their  rating  systems,  the Fund will  attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Company's Prospectus.

         Junk bonds are regarded as  predominantly  speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  Because  investment in low and lower-medium  quality bonds involves greater  investment risk, to the extent the Fund  invests in such bonds,  achievement  of its  investment  objective  will be more  dependent  on the  Sub-advisor's  credit analysis than would be the case if the Fund was investing in higher  quality  bonds.  For a discussion of the special risks involved in low-rated bonds, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing  Covered Call Options.  The Fund may write (sell)  American or European  style  "covered" call options and purchase options to close out  options  previously  written by the Fund.  In writing  covered  call  options,  the Fund  expects to  generate additional  premium  income which should serve to enhance the Fund's total return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will generally be written on securities or currencies  which, in the Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         The Fund will write only covered call  options.  This means that the Fund will own the security or currency  subject to the option or an option to purchase  the same  underlying  security  or  currency,  having an  exercise  price equal to or less than the exercise price of the "covered"  option,  or will  establish and maintain with its custodian for the term of the option,  an account consisting  of cash or other liquid  assets  having a value equal to the  fluctuating  market value of the  optioned  securities  or currencies.

         Portfolio  securities  or  currencies  on which  call  options  may be  written  will be  purchased  solely on the basis of investment  considerations  consistent with the Fund's investment  objective.  The writing of covered call options is a conservative investment  technique believed to involve  relatively little risk (in contrast to the writing of naked or uncovered  options,  which the Fund will not do),  but capable of enhancing  the Fund's total  return.  When writing a covered call option,  a fund,  in return for the  premium,  gives up the  opportunity  for profit from a price  increase  in the  underlying  security or currency  above the exercise price, but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns securities  or  currencies  not subject to an option,  the Fund has no control  over when it may be required to sell the  underlying securities or  currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its obligation as a writer.  If a call option which the Fund has written  expires,  the Fund will realize a gain in the amount of the premium;  however, such gain may be offset by a decline in the market value of the underlying  security or currency  during the option  period.  If the call option is  exercised,  the Fund will  realize a gain or loss from the sale of the  underlying  security or  currency.  The Fund does not consider a security or currency  covered by a call to be  "pledged" as that term is used in the Fund's  policy which limits the pledging or mortgaging of its assets.

         Call options  written by the Fund will normally have expiration  dates of less than nine months from the date written.  The exercise  price of the  options  may be below,  equal to,  or above the  current  market  values  of the  underlying  securities  or currencies  at the time the options are written.  From time to time,  the Fund may purchase an  underlying  security or currency for delivery in accordance  with an exercise  notice of a call option  assigned to it, rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market  value of an option.  The premium the Fund will receive from writing a call option will reflect,  among other things,  the current market price of the underlying  security or currency,  the  relationship  of the exercise price to such market price,  the historical price  volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made, the  Sub-advisor,  in determining  whether a particular call option should be written on a particular  security or  currency,  will  consider  the  reasonableness  of the  anticipated  premium and the likelihood that a liquid  secondary  market will exist for those options.  The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund.  This liability  will be adjusted  daily to the option's  current market value, which will be the latest  sale price at the time at which the net asset  value per share of the Fund is  computed  (close of the New
York Stock  Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon  expiration of the option, the purchase of an identical option in a closing  transaction,  or delivery of the underlying  security or currency upon the exercise of the option.

         The Fund will realize a profit or loss from a closing  purchase  transaction if the cost of the transaction is less or more than the premium  received  from the writing of the option.  Because  increases in the market price of a call option will  generally reflect  increases in the market price of the  underlying  security or currency,  any loss  resulting  from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

         The Fund will not write a covered call option if, as a result,  the aggregate  market value of all portfolio  securities or currencies  covering call or put options  exceeds 25% of the market value of the Fund's total assets.  In calculating the 25% limit, the Fund will  offset,  against  the value of assets  covering  written  calls and puts,  the value of  purchased  calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Fund may write  American or European  style covered put options and purchase  options to close out options previously written by the Fund.

         The Fund would  write put  options  only on a covered  basis,  which  means that the Fund would  maintain  in a  segregated account cash, U.S.  government  securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying  security or currency  subject to the option having an exercise price equal to or greater  than the  exercise  price of the  "covered"  option at all times  while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would  generally write covered put options in  circumstances  where the  Sub-advisor  wishes to purchase the underlying  security or currency  for the Fund at a price lower than the current  market  price of the  security or  currency.  In such event the Fund would write a put option at an exercise  price  which,  reduced by the premium  received  on the  option,  reflects  the lower price it is willing to pay.  Since the Fund would also  receive  interest on debt  securities  or  currencies  maintained  to cover the exercise price of the option,  this  technique  could be used to enhance  current return during  periods of market  uncertainty.  The risk in such a transaction  would be that the market price of the  underlying  security or currency  would decline below the exercise  price less the premiums  received.  Such a decline could be  substantial  and result in a significant  loss to the Fund. In addition,  the
Fund,  because it does not own the specific  securities or  currencies  which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Fund will not write a covered put option if, as a result,  the aggregate  market value of all  portfolio  securities or currencies  covering put or call options  exceeds 25% of the market value of the Fund's total assets.  In calculating the 25% limit, the Fund will  offset,  against  the value of assets  covering  written  puts and calls,  the value of  purchased  puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing  Put Options.  The Fund may  purchase  American or European  style put  options.  As the holder of a put option, the Fund has the right to sell the  underlying  security  or  currency at the  exercise  price at any time during the option  period
(American  style) or at the  expiration  of the option  (European  style).  The Fund may enter into closing sale  transactions  with respect to such  options,  exercise  them or permit them to expire.  The Fund may  purchase  put options for  defensive  purposes in order to protect  against  an  anticipated  decline  in the value of its  securities  or  currencies.  An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

         The premium  paid by the Fund when  purchasing  a put option  will be recorded as an asset of the Fund.  This asset will be adjusted daily to the option's  current  market value,  which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option,  the selling (writing) of an identical option in a closing  transaction,  or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing  Call Options.  The Fund may purchase  American or European style call options.  As the holder of a call option, the Fund has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period
(American  style) or at the  expiration  of the option  (European  style).  The Fund may enter into closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Fund may purchase call options for the purpose of increasing its current return or avoiding tax  consequences  which could reduce its current return.  The Fund may also purchase call options in order to acquire the  underlying  securities  or  currencies.  Examples of such uses of call  options are provided in this SAI under
"Certain Risk Factors and Investment Methods."

         The Fund may also  purchase call options on  underlying  securities  or  currencies it owns in order to protect  unrealized gains on call options  previously  written by it. A call option would be purchased  for this purpose where tax  considerations  make it inadvisable to realize such gains through a closing  purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

         Dealer  (Over-the-Counter)  Options.  The Fund may engage in  transactions  involving  dealer  options.  Certain  risks are specific to dealer options.  While the Fund would look to a clearing  corporation to exercise  exchange-traded  options, if the Fund were to  purchase a dealer  option,  it would rely on the dealer  from whom it  purchased  the option to perform if the option  were exercised.  Failure  by the  dealer  to do so  would  result  in the  loss of the  premium  paid by the  Fund as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer options,  see this SAI under "Certain Risk Factors and Investment
Methods."

         Futures Contracts:

                  Transactions  in Futures.  The Fund may enter into futures  contracts,  including  stock index,  interest rate and currency futures  ("futures" or "futures  contracts").  The Fund may also enter into futures on commodities  related to the types of companies in which it invests,  such as oil and gold futures.  Otherwise the nature of such futures and the  regulatory  limitations and risks to which they are subject are the same as those described below.

                  Stock index futures  contracts may be used to attempt to hedge a portion of the Fund, as a cash  management  tool, or as an efficient way for the Sub-advisor to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  The Fund may purchase or sell futures  contracts  with respect to any stock index.  Nevertheless,  to hedge the Fund  successfully,  the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's securities.

                  Interest rate or currency futures  contracts may be used to attempt to hedge against changes in prevailing  levels of  interest  rates or currency  exchange  rates in order to  establish  more  definitely  the  effective  return on  securities  or currencies  held or intended to be acquired by the Fund. In this regard,  the Fund could sell  interest rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

                  The Fund will enter into futures  contracts  which are traded on national or foreign  futures  exchanges,  and are standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the United States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures contracts could  be used  for the  above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means of implementing the Fund's objectives in these areas.

                  Regulatory  Limitations.  The Fund  will  engage in  futures  contracts  and  options  thereon  only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

                  The Fund may not purchase or sell futures  contracts or related options if, with respect to positions which do not qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial margin  deposits and premiums paid on those  positions  would  exceed 5% of the net asset value of the Fund after taking into account  unrealized  profits and  unrealized losses on any such  contracts it has entered into;  provided,  however,  that in the case of an option that is  in-the-money  at the time of purchase,  the  in-the-money  amount may be excluded in calculating  the 5% limitation.  For purposes of this policy options on futures  contracts and foreign  currency  options  traded on a commodities  exchange will be considered  "related  options." This policy may be modified by the Directors of the Company  without a shareholder  vote and does not limit the  percentage of the Fund's assets at risk to 5%.

                  In  instances  involving  the purchase of futures  contracts or the writing of call or put options  thereon by the
Fund,  an amount of cash or other liquid  assets equal to the market value of the futures  contracts  and options  thereon (less any related margin deposits),  will be identified by the Fund to cover the position,  or alternative cover (such as owning an offsetting position) will be employed.  Assets used as cover cannot be sold while the position in the  corresponding  option or future is open, unless they are replaced with similar  assets.  As a result,  the  commitment of a large portion of the Fund's assets as cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options  on  Futures  Contracts.  The Fund may  purchase  and sell  options  on the same  types of  futures in which it may invest.  As an  alternative  to writing or purchasing  call and put options on stock index  futures,  the Fund may write or purchase call and put  options  on  financial  indices.  Such  options  would be used in a manner  similar  to the use of  options on futures contracts.  From time to time, a single order to purchase or sell futures  contracts  (or options  thereon) may be made on behalf of the Fund and other mutual funds or  portfolios  of mutual funds  managed by the  Sub-advisor  or Rowe  Price-Fleming  International,
Inc. Such  aggregated  orders would be allocated among the Fund and such other  portfolios  managed by the Sub-advisor in a fair and non-discriminatory  manner.  See this SAI and  Company's  Prospectus  under  "Certain  Risk  Factors and  Investment  Methods" for a
description of certain risks in options and future contracts.

         Additional  Futures and Options  Contracts.  Although  the Fund has no current  intention of engaging in futures or options transactions  other than those  described  above,  it reserves the right to do so. Such futures and options  trading  might  involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures and  Options.  The Fund is  permitted  to invest in foreign  futures and  options.  For a  description  of foreign  futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this
SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Fund may  invest  in U.S.  dollar-denominated  and  non-U.S.  dollar-denominated  securities  of foreign  issuers.  There are special risks in foreign  investing.  Certain of these risks are inherent in any  international  mutual fund  while  others  relate  more to the  countries  in which  the Fund will  invest.  Many of the  risks  are more  pronounced  for investments in developing or emerging  countries,  such as many of the countries of Southeast  Asia,  Latin America,  Eastern Europe
and the Middle East.  For an additional  discussion of certain risks involved in investing in foreign  securities,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange contract involves an obligation to purchase or sell a specific  currency  at a future  date,  which may be any  fixed  number of days  from the date of the  contract  agreed  upon by the parties,  at a price set at the time of the contract.  These  contracts are  principally  traded in the interbank  market  conducted directly  between  currency  traders (usually large,  commercial  banks) and their  customers.  A forward contract  generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Fund may enter into  forward  contracts  for a variety of purposes in  connection  with the  management  of the foreign securities portion of its portfolio.  The Fund's use of such contracts would include,  but not be limited to, the following:  First, when the Fund enters into a contract  for the purchase or sale of a security  denominated  in a foreign  currency,  it may desire to
"lock in" the U.S.  dollar  price of the  security.  Second,  when the  Sub-advisor  believes  that one  currency  may  experience a substantial  movement against another  currency,  including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency,  approximating the value of some or all of the Fund's securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the Fund may hedge all or part of its foreign currency exposure through the use of a basket of  currencies or a proxy  currency  where such currency or currencies  act as an effective  proxy for other  currencies.  In such a case,  the Fund may enter into a forward  contract  where the amount of the foreign  currency to be sold exceeds the value of the  securities  denominated in such currency.  The use of this basket hedging  technique may be more efficient and economical  than entering into separate  forward  contracts for each currency held in the Fund. The precise  matching of the forward contract amounts and the value of the  securities  involved  will not  generally  be possible  since the future value of such  securities  in foreign currencies will change as a consequence of market movements in the value of those  securities  between the date the forward contract is entered into and the date it matures.  The projection of short-term  currency  market  movement is extremely  difficult,  and the successful  execution  of a short-term  hedging  strategy is highly  uncertain.  Under normal  circumstances,  consideration  of the prospect  for  currency  parities  will be  incorporated  into the longer  term  investment  decisions  made with  regard to overall diversification  strategies.  However,  the  Sub-advisor  believes that it is important to have the  flexibility  to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         The Fund may enter into forward  contracts  for any other  purpose  consistent  with the Fund's  investment  objective  and policies.  However,  the Fund will not enter into a forward contract,  or maintain  exposure to any such contract(s),  if the amount of foreign currency  required to be delivered  thereunder  would exceed the Fund's holdings of liquid assets and currency  available for cover of the forward  contract(s).  In  determining  the amount to be delivered  under a contract,  the Fund may net  offsetting positions.

         At the  maturity  of a  forward  contract,  the Fund may sell the  portfolio  security  and make  delivery  of the  foreign currency,  or it may retain the  security  and either  extend the  maturity of the forward  contract  (by  "rolling"  that  contract forward) or may initiate a new forward contract.

         If the Fund retains the portfolio security and engages in an offsetting  transaction,  the Fund will incur a gain or a loss
(as described  below) to the extent that there has been movement in forward  contract  prices.  If the Fund engages in an offsetting transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period  between the Fund's  entering  into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign  currency,  the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should  forward  prices  increase,  the
Fund will suffer a loss to the extent of the price of the  currency it has agreed to purchase  exceeds the price of the  currency it has agreed to sell.

         The Fund's dealing in forward foreign currency exchange  contracts will generally be limited to the transactions  described above.  However,  the Fund reserves the right to enter into forward  foreign  currency  contracts  for different  purposes and under different  circumstances.  Of  course,  the Fund is not  required  to enter  into  forward  contracts  with  regard  to its  foreign currency-denominated  securities and will not do so unless deemed  appropriate by the  Sub-advisor.  It also should be realized that this method of hedging  against a decline in the value of a currency does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes  a rate of  exchange  at a future  date.  Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Fund values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and  investors  should be aware of the costs of currency  conversion.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference (the "spread")  between the prices at which they are buying and selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Fund at one rate,  while  offering a lesser  rate of exchange  should the Fund desire to resell that currency to the dealer.  For a discussion of certain risk factors  involved in foreign currency  transactions,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax  Treatment of Options,  Futures  Contracts  and Forward  Foreign  Exchange  Contracts.  The Fund may enter into certain  option,  futures,  and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which will be treated as Section 1256 contracts or straddles.

         Transactions  which are  considered  Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal  year and any gains or losses  will be  recognized  for tax  purposes  at that  time.  Such  gains or losses  from the normal closing or settlement of such  transactions  will be characterized as 60% long-term  capital gain (taxable at a maximum rate of 20%)
or loss and 40%  short-term  capital gain or loss  regardless of the holding  period of the  instrument  (or, in the case of foreign exchange  contracts,  entirely as entirely as ordinary  income or loss).  The Fund will be required to distribute  net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign  dollar  denominated  bond or currency  position may be considered  straddles for tax purposes,  in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security  offsetting  an  "in-the-money  qualified  covered  call" option on an equity  security  will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated  investment  company, at least
90% of its gross income for a taxable year must be derived from qualifying income, i.e.,  dividends,  interest,  income derived from loans of  securities,  and gains from the sale of securities or  currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign forward exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain options,  futures  contracts,  or forward contracts may be deemed a "constructive sale" of offsetting  securities,  which could result in a taxable gain from the sale being distributed to  shareholders.  The Fund would be required to  distribute  any such gain even though it would not receive  proceeds from the sale at the time the option, futures or forward position is entered into.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed and combine the elements of futures  contracts,  options or other financial  instruments with those of debt,  preferred equity or a depository  instrument  (hereinafter  "Hybrid  Instruments).
Hybrid  Instruments  may take a variety of forms,  including,  but not limited  to,  debt  instruments  with  interest or  principal payments or redemption  terms  determined by reference to the value of a currency or commodity or securities index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the  conversion  terms  related to a  particular  commodity.  For a  discussion  of certain  risks  involved in  investing in hybrid instruments see this SAI under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.  Although the Fund has no current  intention,  in the foreseeable  future,  of engaging in reverse  repurchase  agreements,  the Fund  reserves the right to do so.  Reverse  repurchase  agreements  are  ordinary  repurchase agreements in which a fund is the seller of,  rather than the investor in,  securities,  and agrees to repurchase  them at an agreed upon time and  price.  Use of a reverse  repurchase  agreement  may be  preferable  to a regular  sale and later  repurchase  of the securities  because it avoids certain market risks and  transaction  costs. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Fund.

         Short Sales.  The Fund may, from time to time,  make short sales of securities it owns or has the right to acquire  through conversion  or  exchange  of other  securities  it owns  (short  sales  "against  the  box").  In a short  sale,  the Fund  does not immediately  deliver the  securities  sold or receive the proceeds from the sale.  The Fund may make a short sale against the box in order to hedge  against  market risks when it believes  that the price of a security may decline,  affecting the Fund directly if it owns that  security or causing a decline in the value of a security  owned by the Fund that is  convertible  into the security  sold short.

         To secure its  obligations to deliver the securities  sold short,  the Fund will segregate  assets with its custodian in an amount at least equal to the value of the  securities  sold short or the  securities  convertible  into,  or  exchangeable  for, the securities.  The Fund may close out a short position by purchasing and delivering an equal amount of securities  sold short,  rather than by  delivering  securities  already  held by the Fund,  because the Fund may want to continue to receive  interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Warrants.  The Fund may  acquire  warrants.  For a  discussion  of  certain  risks  involved  therein,  see this SAI  under
"Certain Risk Factor and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Fund may invest in small,  less  well-known  companies that have operated for less than three years (including  predecessors).  The securities of such companies may have a limited trading market,  which may adversely  affect  their  disposition  and can  result in their  being  priced  lower  than might  otherwise  be the case.  If other investment  companies and investors  who invest in such issuers trade the same  securities  when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

         Corporate  Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization  proposal.  However,  the increased  market price of such  securities  may also  discount what the stated or appraised  value of the security  would be if the contemplated  transaction  were approved or  consummated.  Such  investments  may be  advantageous  when the discount  significantly overstates the risk of the  contingencies  involved,  significantly  undervalues  the  securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails adequately to recognize the possibility that the offer or proposal may be replaced or  superseded by an offer or proposal of greater  value.  The  evaluation  of such  contingencies requires  unusually  broad  knowledge and experience on the part of the  Sub-advisor,  which must appraise not only the value of the issuer and its component  businesses and the assets or securities to be received as a result of the  contemplated  transaction,  but also the financial  resources and business  motivation of the offeror as well as the dynamic of the business  climate when the offer or proposal is in progress.

         In making such investments,  the Fund will be subject to its diversification and other investment  restrictions,  including the  requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested in the securities of any issuer (see this SAI under  "Fundamental  Investment  Restrictions").  Because such  investments are ordinarily short term in nature,  they will tend to increase the Fund's  portfolio  turnover rate,  thereby  increasing  its brokerage and other  transaction expenses.  The Sub-advisor  intends to select  investments of the type described  that, in its view,  have a reasonable  prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

         Lending  of  Portfolio  Securities.  Securities  loans  are made to  broker-dealers  or  institutional  investors  or other persons,  pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all times to the value of the securities  lent,  marked to market on a daily basis. The collateral  received will consist of cash or U.S.  government securities.  While the  securities  are being lent,  the Fund will  continue to receive the  equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The
Fund has a right to call each loan and obtain the  securities  on three  business  days' notice or, in  connection  with  securities trading on foreign markets,  within such longer period of time which coincides with the normal  settlement  period for purchases and sales of such securities in such foreign  markets.  The Fund will not have the right to vote  securities  while they are being lent, but it will  call a loan in  anticipation  of any  important  vote.  The  risks  in  lending  portfolio  securities,  as with  other extensions of secured credit,  consist of possible delay in receiving additional  collateral or in the recovery of the securities or possible loss of rights in the  collateral  should the borrower fail  financially.  Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

         When-Issued  Securities and Forward Commitment  Contracts.  The Fund may purchase  securities on a "when-issued" or delayed delivery basis and may purchase  securities on a forward  commitment basis. Any or all of the Fund's  investments in debt securities may be in the form of when-issueds and forwards.  The price of such  securities,  which may be expressed in yield terms, is fixed at the time the commitment to purchase is made,  but delivery and payment take place at a later date.  Normally,  the  settlement  date occurs  within 90 days of the purchase for  when-issueds,  but may be  substantially  longer for  forwards.  The Fund will cover its commitments  with respect to these  securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these  commitments  during the time between the purchase and the settlement.  Such segregated  securities  either will mature or, if necessary,  be sold on or before the settlement  date. For a discussion of these securities and the risks involved  therein,  see this SAI under "Certain Risk Factors and Investment Methods."

         Money Market Securities.  The Fund will hold a certain portion of its assets in U.S. and foreign  dollar-denominated  money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

         Investment  Opportunities  and Related  Limitations.  Affiliates of the  Sub-advisor  may, in the ordinary  course of their business,  acquire for their own account or for the accounts of their  advisory  clients,  significant  (and  possibly  controlling)
positions in the  securities of companies  that may also be suitable for  investment by the Fund.  The  securities in which the Fund might invest may thereby be limited to some extent.  For instance,  many companies in the past several years have adopted  so-called
"poison pill" or other defensive  measures designed to discourage or prevent the completion of non-negotiated  offers for control of the company.  Such  defensive  measures  may have the effect of limiting the shares of the company that might  otherwise be acquired by the Fund if the  affiliates of the  Sub-advisor  or their  advisory  accounts have or acquire a significant  position in the same securities.  However,  the  Sub-advisor  does not believe that the  investment  activities  of its  affiliates  will have a material adverse  effect upon the Fund in seeking to achieve its  investment  objectives.  In  addition,  orders for the Fund  generally  are accorded  priority  of  execution  over  orders  entered on behalf of accounts in which the  Sub-advisor  or its  affiliates  have a substantial  pecuniary  interest.  The Fund may invest in the securities of companies that are investment  management clients of the
Sub-advisor's  affiliates.  In addition,  portfolio  companies or their  officers or directors may be minority  shareholders  of the
Sub-advisor or its affiliates.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase a futures  contract or an option  thereon if, with  respect to positions in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

         4.       Purchase  illiquid  securities  if,  as a  result,  more  than 15% of its net  assets  would be  invested  in such securities.  Securities eligible for resale under Rule 144A of the 1933 Act may be subject to this 15% limitation;

         5.       Purchase  securities of open-end or closed-end  investment  companies  except in  compliance  with the  Investment
Company Act of 1940 or the  conditions  of any order of exemption  from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates;

         6.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the Fund may make  margin  deposits  in  connection  with  futures  contracts  or other  permissible investments;

         7.       Mortgage,  pledge,  hypothecate  or, in any  manner,  transfer  any  security  owned by the Fund as  security  for indebtedness  except as may be  necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

         8.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof,  except to the extent permitted by the
Company's Prospectus and this SAI;

         9.       Sell securities  short,  except that the Fund may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

         10.      Invest in  warrants  if, as a result  thereof,  more than 10% of the value of the net  assets of the Fund would be invested in  warrants,  except that this  restriction  does not apply to  warrants  acquired as a result of the  purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

ASAF Janus Mid-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund is to seek long-term growth of capital.

Investment Policies:

         Foreign  Securities.  The Fund may  invest  up to 25% of its net  assets  in  foreign  securities  denominated  in  foreign currencies and not publicly  traded in the United States.  Investing in securities of foreign issuers  generally  involves risks not ordinarily  associated  with  investing  in  securities  of domestic  issuers.  For a  discussion  of the risks  involved in foreign securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Fund may invest in sponsored and unsponsored  American Depositary  Receipts ("ADRs"),  which are described in the Company's  Prospectus  under "Certain Risk Factors and Investment  Methods."  Holders of unsponsored ADRs generally bear all the costs of the ADR  facility,  whereas  foreign  issuers  typically  bear certain  costs in a sponsored  ADR. The bank or trust company  depositary of an unsponsored ADR may be under no obligation to distribute  shareholder  communications  received from the foreign issuer or to pass through voting  rights.  The Fund may also invest in European  Depositary  Receipts  ("EDRs"),  Global
Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Investment  Company  Securities.  From time to time,  the Fund may  invest in  securities  of other  investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by the  Sub-advisor  in excess of the  limitations  of Section  12(d)(1)  under the terms of an SEC  exemptive  order  obtained  by the
Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

         Municipal  Obligations.  The Fund may invest in municipal obligations issued by states,  territories and possessions of the
United  States and the  District of  Columbia.  The value of  municipal  obligations  can be affected by changes in their  actual or perceived  credit  quality.  The credit  quality of  municipal  obligations  can be  affected by among  other  things the  financial condition of the issuer or guarantor,  the issuer's future borrowing plans and sources of revenue,  the economic  feasibility of the revenue bond project or general borrowing  purpose,  political or economic  developments in the region where the security is issued, and the  liquidity of the  security.  Because  municipal  securities  are  generally  traded  over-the-counter,  the  liquidity of a particular  issue often  depends on the  willingness  of dealers to make a market in the security.  The liquidity of some  municipal obligations may be enhanced by demand  features,  which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

         Income-Producing  Securities.  Types  of  income-producing  securities  that the Fund  may  purchase  include,  but are not limited to, (i) variable and floating rate obligations,  which are securities  having interest rates that are adjusted  periodically according to a specified  formula,  usually with  reference to some interest  rate index or market  interest  rate,  and (ii) tender option bonds,  which are relatively  long-term bonds that are coupled with the agreement of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the  securities to the  institution  at periodic  intervals.
Variable and floating rate  obligations  often carry demand  features  permitting  the holder to demand  payment of principal at any time or at specified intervals prior to maturity.  The Fund may also acquire standby  commitments,  which are instruments similar to puts that give the holder the option to obligate a broker,  dealer or bank to repurchase a security at a specified  price.  The Fund will  purchase  standby  commitments,  tender  option  bonds and  instruments  with  demand  features  primarily  for the purpose of increasing the liquidity of its portfolio.  The Fund may also invest in inverse  floaters,  which are debt  instruments the interest on which  varies in an  inverse  relationship  to the  interest  rate on  another  security.  If  movements  in  interest  rates are incorrectly  anticipated,  the Fund could lose money or its net asset value could decline by the use of inverse  floaters.  The Fund will not  invest  more  than 5% of its  assets  in  inverse  floaters.  The Fund may also  invest  in strip  bonds,  which  are debt securities that are stripped of their interest  (usually by a financial  intermediary)  after the securities are issued.  The market value of these  securities  generally  fluctuates more in response to changes in interest rates than  interest-paying  securities of comparable maturity.

         Zero  Coupon,  Step  Coupon  and  Pay-In-Kind  Securities.  The Fund may  invest up to 10% of its  assets  in zero  coupon, pay-in-kind  and step coupon  securities.  Zero coupon bonds are described in this SAI under  "Certain  Risk Factors and  Investment
Methods."  Step  coupon  bonds  trade at a discount  from their face value and pay coupon  interest.  The coupon  rate is low for an initial  period and then  increases to a higher  coupon rate  thereafter.  The discount from the face amount or par value depends on the time  remaining  until cash payments  begin,  prevailing  interest  rates,  liquidity of the security and the  perceived  credit quality  of the  issuer.  Pay-in-kind  bonds  normally  give the issuer an option to pay cash at a coupon  payment  date or give the holder of the  security a similar  bond with the same coupon rate and a face value  equal to the amount of the coupon  payment  that would have been made.

         Generally,  the market prices of zero coupon,  step coupon and pay-in-kind  securities are more volatile than the prices of securities  that pay interest  periodically  and in cash and are likely to respond to changes in interest  rates to a greater degree than  other  types of debt  securities  having  similar  maturities  and  credit  quality.  Additionally,  the Fund may have to sell portfolio  holdings so that it is able to distribute  cash in order to satisfy  current  federal tax law  requirements to distribute income  accrued,  but not actually  received,  on zero coupon,  step coupon and pay-in-kind  securities.  This may cause the Fund to incur capital gains or losses on such sales,  as well as reduce the assets to which Fund expenses  could be allocated and reduce the rate of return for the Fund. For additional  discussion of potential tax  consequences of investing in zero coupon  securities,  see this SAI under "Additional Tax Considerations."

         High-Yield/High-Risk  Securities.  The  Fund  may  invest  up to 35% of its net  assets  in  bonds  that  are  rated  below investment  grade.  The Fund may also invest in unrated debt  securities of foreign and domestic  issuers.  Unrated debt,  while not necessarily  of lower quality than rated  securities,  may not have as broad a market.  Because of the size and perceived  demand of the issue,  among other  factors,  certain  municipalities  may not incur the costs of  obtaining  a rating.  The  Sub-advisor  will analyze the  creditworthiness  of the issuer,  as well as any financial  institution or other party  responsible for payments on the security,  in determining  whether to purchase unrated  municipal bonds.  Unrated bonds will be included in the 35% limit unless the
Sub-advisor  deems such securities to be the equivalent of investment  grade  securities.  For a description of these securities and a discussion of the risks involved  therein,  see this SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment
Methods."

         The Fund may purchase  defaulted  securities  subject to the above limits,  but only when the Sub-advisor  believes,  based upon its analysis of the financial  condition,  results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual  opportunity for capital  appreciation.  Notwithstanding  the
Sub-advisor's  belief as to the  resumption  of income,  however,  the  purchase  of any  security  on which  payment of interest or dividends is suspended involves a high degree of risk.  Such risk includes, among other things, the following:

                  Financial and Market Risks.  Investments in securities  that are in default involve a high degree of financial and market risks that can result in substantial or, at times,  even total losses.  Issuers of defaulted  securities may have substantial capital needs and may become involved in bankruptcy or  reorganization  proceedings.  Among the problems  involved in investments in such issuers is the fact that it may be difficult to obtain  information  about their condition.  The market prices of securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread  between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition  of  Portfolio  Securities.  Although  the Fund  generally  will  purchase  securities  for  which the
Sub-advisor  expects an active market to be maintained,  defaulted  securities may be less actively traded than other securities and it may be  difficult  to dispose of  substantial  holdings of such  securities  at  prevailing  market  prices.  The Fund will limit holdings of any such  securities to amounts that the  Sub-advisor  believes could be readily sold,  and holdings of such  securities would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted securities require active monitoring and may, at times,  require  participation in bankruptcy or receivership proceedings on behalf of the Fund.

         Reverse Repurchase  Agreements.  The Fund may use reverse repurchase  agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio  securities,  or to earn additional  income  on  portfolio  securities,  such as  Treasury  bills or notes.  The Fund  will  enter  into  reverse  repurchase agreements  only with parties that the  Sub-advisor  deems  creditworthy.  Using reverse  repurchase  agreements to earn  additional income  involves  the risk that the  interest  earned on the  invested  proceeds is less than the expense of the reverse  repurchase agreement  transaction.  This  technique may also have a leveraging  effect on the Fund,  although the  requirement  for the Fund to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an  additional  discussion  of reverse  repurchase  agreements  and their risks,  see the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Futures,  Options and Forward Contracts.  The Fund may enter into futures contracts on securities,  financial indices,  and foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities,  financial  indices,  and  foreign currencies,  and  forward  contracts.  The Fund will not enter into any futures  contracts  or options on futures  contracts  if the aggregate amount of the Fund's  commitments  under outstanding  futures contract  positions and options on futures contracts written by the Fund would  exceed the market  value of the Fund's  total  assets.  The Fund may invest in forward  currency  contracts  with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options that are traded on United States and foreign  securities  exchanges and  over-the-counter on the types of  securities,  and on indices based on the types of  securities,  in which the Fund is permitted to invest  directly.
The Fund will effect  over-the-counter  options transactions only with investment dealers and other financial  institutions (such as commercial banks or savings and loan  institutions)  deemed  creditworthy by the Sub-advisor  pursuant to procedures  adopted by the
Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option  purchased or written by the Fund in a negotiated  transaction is illiquid,  the value of the option purchased or the amount of the Fund's obligations under an option it has  written,  as the case may be,  will be subject to the Fund's  limitation  on illiquid  investments.  In the case of illiquid options,  it may not be  possible  for the Fund to  effect an  offsetting  transaction  when the  Sub-advisor  believes  it would be advantageous  for the Fund to do so. For a description of these  strategies  and  instruments  and certain of their risks,  see this
SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The Fund  may  make  investments  in  Eurodollar  instruments.  Eurodollar  instruments  are U.S.
dollar-denominated  futures  contracts or options thereon that are linked to the London Interbank  Offered Rate ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the  lending of funds and  sellers to obtain a fixed rate for  borrowings.  The Fund might use  Eurodollar  futures contracts and options  thereon to hedge against  changes in LIBOR,  to which many interest rate swaps and  fixed-income  instruments are linked.

         Swaps and  Swap-Related  Products.  The Fund may enter into interest rate swaps,  caps and floors on either an  asset-based or liability-based basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment  streams are netted out,  with the Fund  receiving or paying,  as the case may be, only the net amount of the two  payments).  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlement with respect to each  interest  rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate  net  asset  value at least  equal to the  accrued  excess  will be  maintained  in a  segregated  account  by the  Fund's custodian.  If the Fund enters into an interest rate swap on other than a net basis,  it would maintain a segregated  account in the full amount  accrued on a daily basis of its  obligations  with respect to the swap.  The Fund will not enter into any interest rate swap, cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the  three  highest  rating  categories  of at  least  one  NRSRO at the  time of  entering  into  such  transaction.  The
Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed and,  accordingly,  are less liquid than swaps. To the extent the Fund sells (i.e.,  writes) caps and floors, it will  segregate  cash or other liquid assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no  limit  on the  amount  of  interest  rate  swap  transactions  that may be  entered  into by the  Fund.  These transactions  may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to  collateralize  obligations  under the swap.  Under the  documentation  currently  used in those  markets,  the risk of loss with respect to interest  rate swaps is limited to the net amount of the payments  that the Fund is  contractually  obligated to make. If the other party to an interest rate swap that is not collateralized  defaults,  the Fund would risk the loss of the payments that it contractually is entitled to receive.  The Fund may buy and sell (i.e.,  write) caps and floors without  limitation,  subject to the segregation requirement described above.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF Janus Mid-Cap Growth Fund. These  limitations are not "fundamental"  restrictions,  and may be changed by the Directors without shareholder approval.

         1.       The Fund does not currently intend to sell securities short,  unless it owns or has the right to obtain securities equivalent  in kind and amount to the  securities  sold short  without the payment of any  additional  consideration  therefor,  and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2.       The Fund does not  currently  intend to  purchase  securities  on margin,  except  that the Fund may  obtain  such short-term  credits as are necessary  for the clearance of  transactions,  and provided that margin  payments and other  deposits in connection  with  transactions  in  futures,  options,  swaps and forward  contracts  shall not be deemed to  constitute  purchasing securities on margin.

         3.       The Fund may not  mortgage  or pledge any  securities  owned or held by the Fund in amounts  that  exceed,  in the aggregate,  15% of the Fund's net asset  value,  provided  that this  limitation  does not apply to reverse  repurchase  agreements, margin and other deposits in connection with transactions in futures,  options,  swaps or forward  contracts,  or the segregation of assets in connection with such contracts.

         4.       The Fund does not currently intend to purchase any security or enter into a repurchase  agreement if, as a result, more than 15% of its net assets would be invested in  repurchase  agreements  not  entitling  the holder to payment of principal and interest  within seven days and in  securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The Directors,  or the Fund's  Sub-advisor  acting pursuant to authority  delegated by the
Directors,  may determine that a readily available market exists for securities  eligible for resale pursuant to Rule 144A under the
Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

         5.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF Neuberger Berman Mid-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Securities  Loans. In order to realize income,  the Fund may lend portfolio  securities with a value not exceeding  33-1/3%
of its total assets to banks,  brokerage firms, or institutional  investors  judged  creditworthy by the Sub-advisor.  Borrowers are required  continuously to secure their obligations to return securities on loan from the Fund by depositing  collateral,  which will be marked to market daily,  in a form  determined to be satisfactory by the Directors and equal to at least 100% of the market value of the  loaned  securities,  which  will  also be  marked  to  market  daily.  The  Sub-advisor  believes  the risk of loss on these transactions  is slight  because,  if a borrower  were to default for any reason,  the  collateral  should  satisfy the  obligation.
However,  as with other  extensions  of secured  credit,  loans of portfolio  securities  involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse  Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Fund sells portfolio  securities subject to its agreement to repurchase  the  securities at a later date for a fixed price  reflecting a market rate of interest;  these  agreements are considered  borrowings for purposes of the Fund's investment  limitations and policies  concerning  borrowings.  There is a risk that the  counterparty  to a reverse  repurchase  agreement  will be unable or unwilling to complete the  transaction  as scheduled, which may result in losses to the Fund.

         Covered Call Options.  The Fund may write covered call options on  securities  it owns.  Generally,  the purpose of writing those  options  is to reduce  the  effect of price  fluctuations  of  securities  held by the Fund on the  Fund's  net asset  value.
Securities  on which  call  options  may be  written  by the Fund are  purchased  solely on the basis of  investment  considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option,  it is  obligated  to sell a security to a purchaser  at a specified  price at any time until a certain  date if the  purchaser  decides to exercise  the option.  The Fund  receives a premium for writing the call option.
The Fund writes only  "covered"  call options on  securities  it owns.  So long as the  obligation  of the writer of the call option continues,  the writer may be assigned an exercise  notice,  requiring it to deliver the underlying  security against payment of the exercise  price.  The Fund may be obligated  to deliver  securities  underlying a call option at less than the market price  thereby giving up any additional gain on the security.

         When the Fund  purchases  a call  option,  it pays a premium  for the right to  purchase  a  security  from the writer at a specified price until a specified date.  A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered  call  options,  which the Fund will not do), but is capable of enhancing the Fund's total return.  When writing a covered call option,  the Fund, in return for the premium,  gives up the opportunity for profit from a price increase in the  underlying  security above the exercise  price,  but conversely  retains the risk of loss should the price of the security  decline.  If a call option that the Fund has written expires  unexercised,  the Fund will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market  value of the  underlying  security  during the option period.  If the call  option  is  exercised,  the Fund  will  realize a gain or loss  from the sale or  purchase  of the  underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the  option  is  written.  Options  normally  have  expiration  dates  between  three and nine  months  from the date  written.  The obligation  under any option  terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national  securities  exchanges and in the  over-the-counter  ("OTC") market.  Exchange-traded options  are  issued  by a  clearing  organization  affiliated  with the  exchange  on which  the  option is  listed;  the  clearing organization in effect guarantees  completion of every  exchange-traded  option. In contrast,  OTC options are contracts between the
Fund and its  counter-party  with no clearing  organization  guarantee.  Thus,  when the Fund sells or purchases  an OTC option,  it generally  will be able to "close out" the option prior to its  expiration  only by entering into a "closing  purchase  transaction"
with  the  dealer  to whom or  from  whom  the  Fund  originally  sold  or  purchased  the  option.  The  Sub-advisor  monitors  the creditworthiness  of dealers with which the Fund may engage in OTC options,  and will limit  counterparties  in such transactions to dealers with a net worth of at least $20 million as reported in their latest  financial  statements.  For an  additional  discussion of OTC options and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

           The premium  received (or paid) by the Fund when it writes (or  purchases) an option is the amount at which the option is currently  traded on the  applicable  exchange,  less (or plus) a  commission.  The premium may  reflect,  among other  things,  the current market price of the underlying  security,  the  relationship of the exercise price to the market price, the historical price volatility  of the  underlying  security,  the length of the option  period,  the general  supply of and demand for credit,  and the general  interest  rate  environment.  The premium  received  by the Fund for  writing an option is  recorded as a liability  on the
Fund's statement of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage  commissions in connection  with purchasing or writing  options,  including those used to close out existing positions.  These brokerage  commissions  normally are higher than those applicable to purchases and sales of portfolio securities.

         From time to time,  the Fund may purchase an underlying  security for delivery in accordance  with an exercise  notice of a call option  assigned  to it,  rather than  delivering  the  security  from its  portfolio.  In those  cases,  additional  brokerage commissions are incurred.

         For an additional  discussion of options and their risks,  see this SAI and the Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Foreign  Securities.  The Fund may invest in U.S.  dollar-denominated  equity and debt securities issued by foreign issuers
(including  governments,  quasi-governments  and foreign banks) and foreign  branches of U.S.  banks,  including  negotiable CDs and commercial  paper.  These  investments  are subject to the Fund's quality  standards.  While  investments in foreign  securities are intended to reduce risk by providing  further  diversification,  such investments  involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity,  debt, or other  income-producing  securities  that are denominated in or indexed to foreign currencies,  including,  but not limited to (1) common and preferred  stocks,  (2) convertible  securities,  (3) warrants,  (4) CDs, commercial paper,  fixed-time  deposits,  and bankers'  acceptances issued by foreign banks, (5) obligations of other  corporations, and (6) obligations of foreign governments,  or their subdivisions,  agencies,  and instrumentalities,  international  agencies, and supranational  entities.  Risks of investing in foreign currency denominated securities include (1) nationalization,  expropriation, or confiscatory  taxation,  (2) adverse changes in investment or exchange control  regulations  (which could prevent cash from being brought back to the U.S.), and (3) expropriation or  nationalization of foreign portfolio  companies.  Mail service between the U.S.
and  foreign  countries  may be slower or less  reliable  than  within  the  United  States,  thus  increasing  the risk of  delayed settlements of portfolio  transactions or loss of certificates for portfolio  securities.  For an additional discussion of the risks associated  with foreign  securities,  whether  denominated in U.S.  dollars or foreign  currencies,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange rates for foreign  currencies may be affected by the interest rates  prevailing in other  countries.  The interest  rates in other  countries  are often  affected by local  factors,  including the strength of the local  economy,  the demand for  borrowing,  the  government's  fiscal  and  monetary  policies,  and the  international  balance of payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.  economy in such  respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and  settlement  procedures,  and in certain  markets there have been times when  settlements  have been unable to keep pace with the volume of  securities  transactions,  making it  difficult to conduct such transactions.  Such delays in  settlement  could result in temporary  periods when a portion of the assets of the Fund is uninvested and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems could cause the Fund to miss  attractive  investment  opportunities.  Inability  to  dispose of  portfolio  securities  due to  settlement problems  could result either in losses to the Fund due to  subsequent  declines in value of the  portfolio  securities,  or, if the
Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign  corporate  bonds and  debentures  and sovereign  debt  instruments  issued or guaranteed by foreign  governments,  their agencies or  instrumentalities.  Foreign debt securities are subject to risks similar to those of other foreign  securities,  as well as risks  similar to those of other debt  securities,  as discussed  in this SAI and in the  Company's
Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk  inherent in investing  in foreign  currency-denominated  securities,  the Fund may not purchase any such  security  if after such  purchase  more than 10% of its total  assets  (taken at market  value)  would be invested in such securities.  Within such limitation,  however,  the Fund is not restricted in the amount it may invest in securities  denominated in any one foreign currency.

         Foreign Currency  Transactions.  The Fund may engage in foreign currency exchange  transactions.  Foreign currency exchange transactions  will be conducted  either on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign  currency  exchange
                                                   ----
market,  or through  entering into forward  contracts to purchase or sell foreign  currencies  ("forward  contracts").  The Fund may enter into forward  contracts in order to protect against  uncertainty in the level of future foreign  currency  exchange rates. The
Fund may also use forward contracts for non-hedging purposes.

         A forward  contract  involves an  obligation  to purchase or sell a specific  currency at a future  date,  which may be any fixed number of days  (usually less than one year) from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between  traders  (usually  large commercial banks) and their customers.  A forward contract generally has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract  for the  purchase or sale of a security  denominated  in a foreign  currency,  it may wish to "lock in" the U.S.  dollar price of the  security.  By entering  into a forward  contract  for the  purchase or sale,  for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security  transactions,  the Fund will be able to protect itself against a possible loss.  When the  Sub-advisor  believes that the currency of a particular  foreign  country may suffer a substantial  decline against the U.S.  dollar,  it may also enter into a forward contract to sell the amount of foreign currency  for a fixed amount of dollars  which  approximates  the value of some or all of a Fund's  securities  denominated  in such foreign currency.

         The Fund may also engage in cross-hedging by using forward  contracts in one currency to hedge against  fluctuations in the value of securities  denominated  in a different  currency,  when the  Sub-advisor  believes that there is a pattern of  correlation between the two  currencies.  The Fund may also purchase and sell forward  contracts for  non-hedging  purposes when the Sub-advisor anticipates  that the foreign  currency  will  appreciate or  depreciate  in value,  but  securities in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

         When the Fund  engages in  forward  contracts  for  hedging  purposes,  it will not enter into  forward  contracts  to sell currency  or  maintain a net  exposure to such  contracts  if their  consummation  would  obligate  the Fund to deliver an amount of foreign  currency  in  excess of the  value of its  portfolio  securities  or other  assets  denominated  in that  currency.  At the consummation  of the forward  contract,  the Fund may either make  delivery of the foreign  currency or  terminate  its  contractual obligation to deliver by purchasing an  offsetting  contract  obligating it to purchase the same amount of such foreign  currency at the same maturity  date. If the Fund chooses to make  delivery of the foreign  currency,  it may be required to obtain such currency through the sale of portfolio  securities  denominated  in such currency or through  conversion of other assets into such  currency.
If the Fund  engages in an  offsetting  transaction,  it will  incur a gain or a loss to the extent  that there has been a change in forward  contract  prices.  Closing  purchase  transactions  with  respect to forward  contracts  are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using  forward  contracts  to protect  the value of the  Fund's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange which can be achieved at some  future  point in time.  The  precise  projection  of  short-term  currency  market  movements  is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency  exchange rate risks,  transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such transactions,  unanticipated  changes in currency prices may result in a  poorer  overall  performance  for the Fund  than if it had not  engaged  in any  such  transactions.  Moreover,  there  may be imperfect  correlation between the Fund's holdings of securities  denominated in a particular currency and forward contracts entered into by the Fund.  Such imperfect  correlation  may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund  generally  will not enter into a forward  contract with a term of greater than one year.  The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund  engages  in forward  contracts  for the sale or  purchase  of  currencies,  the Fund will  either  cover its position or establish a  segregated  account.  The Fund will  consider its  position  covered if it has  securities  in the currency subject to the forward  contract,  or otherwise  has the right to obtain that currency at no  additional  cost. In the  alternative, the Fund will place cash, fixed income, or equity  securities  (denominated in the foreign currency subject to the forward contract)
in a separate  account.  The amounts in such  separate  account will equal the value of the Fund's assets which are committed to the consummation of foreign currency exchange  contracts.  If the value of the securities  placed in the separate account declines,  the
Fund will place  additional  cash or  securities  in the account on a daily  basis so that the value of the  account  will equal the amount of its commitments with respect to such contracts.

         For an  additional  discussion  of forward  foreign  currency  exchange  contracts  and their  risks,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The Fund may write and  purchase  covered  call and put options on foreign  currencies  in amounts not  exceeding 5% of its net assets for the purpose of  protecting  against  declines in the U.S.  dollar value of portfolio securities  or increases in the U.S.  dollar cost of  securities  to be acquired,  or to protect the dollar  equivalent of dividend, interest,  or other payment on those securities.  A decline in the dollar value of a foreign currency in which portfolio  securities are denominated will reduce the dollar value of such securities,  even if their value in the foreign currency remains  constant.  In order to protect  against  such  decreases in the value of  portfolio  securities,  the Fund may purchase put options on the foreign currency.  If the value of the currency  declines,  the Fund will have the right to sell such currency for a fixed amount of dollars which  exceeds the market value of such  currency.  This would result in a gain that may offset,  in whole or in part,  the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely,  if the dollar  value of a currency  in which  securities  to be acquired  by the Fund are  denominated  rises, thereby  increasing  the cost of such  securities,  the Fund may  purchase  call  options  on such  currency.  If the  value of such currency  increases  sufficiently,  the Fund will have the right to purchase  that  currency for a fixed amount of dollars  which is less than the market  value of that  currency.  Such a purchase  would  result in a gain that may offset,  at least  partially,  the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options  transactions,  however,  the benefit the Fund  derives  from  purchasing  foreign currency  options will be reduced by the amount of the premium and related  transaction  costs.  In addition,  if currency  exchange rates do not move in the direction or to the extent  anticipated,  the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign  currencies for hedging purposes.  For example,  if the Sub-advisor  anticipates a decline in the dollar value of foreign currency  denominated  securities because of declining exchange rates, it could, instead of purchasing  a put option,  write a call option on the  relevant  currency.  If the  expected  decline  occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities will be offset,  at least in part, by the amount of the premium received by the Fund.

         Similarly,  the Fund could write a put option on the relevant  currency,  instead of  purchasing  a call  option,  to hedge against an anticipated  increase in the dollar cost of securities to be acquired.  If exchange  rates move in the manner  projected, the put option most likely will not be exercised,  and such  increased  cost will be offset,  at least in part, by the amount of the premium  received.  However,  as in the case of other types of options  transactions,  the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the Fund could be required to purchase or sell the  underlying  currency at a loss which may not be fully offset by the amount of the  premium.  As a result of writing  options on foreign  currencies,  the Fund also may be  required  to forego all or a portion  of the  benefits  which  might otherwise have been obtained from favorable  movements in currency  exchange rates.  Options on foreign  currencies may be traded on
U.S. or foreign exchanges,  or  over-the-counter.  Options on foreign currencies that are traded on the OTC market involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option  written on foreign  currency  by the Fund is  "covered"  if the Fund owns the  underlying  foreign  currency subject to the call,  or if it has an absolute  and  immediate  right to acquire  that  foreign  currency  without  additional  cash consideration.  A call option is also covered if the Fund holds a call on the same foreign  currency for the same  principal  amount as the call written  where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater  than the exercise  price of the call  written if the amount of the  difference  is  maintained  by the Fund in cash, fixed income or equity securities in a segregated account with its custodian.

         The  risks of  currency  options  are  similar  to the risks of other  options,  as  discussed  above and in this SAI under
"Certain Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward Contracts,  and Options on Foreign Currencies ("Hedging  Instruments").  The Fund
will comply with SEC staff guidelines  regarding "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its custodian the prescribed  amount of cash,  fixed income,  or equity  securities.  Securities  held in a segregated  account  cannot be sold while the futures,  option,  or forward  strategy  covered by those  securities is  outstanding, unless they are replaced with other  suitable  assets.  As a result,  segregation  of a large  percentage of the Fund's assets could impede  portfolio  management  or the Fund's  ability to meet  current  obligations.  The Fund may be unable  promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward  position;  this inability may result in a loss to the Fund.

         Preferred  Stock.  The Fund may invest in  preferred  stock.  Unlike  interest  payments on debt  securities,  dividends on preferred stock are generally  payable at the discretion of the issuer's board of directors,  although  preferred  shareholders  may have certain  rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends  are not paid,  and generally have no legal  recourse  against the issuer.  The market prices of preferred  stocks are generally  more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income  Securities.  The Fund may invest in money market  instruments,  U.S.  Government  or Agency  securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from Standard & Poor's  Ratings Group  ("S&P"),  Moody's
Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization  ("NRSRO"),  or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities  ("Comparable  Unrated  Securities").  The ratings of an
NRSRO  represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute  standards of quality;
consequently,  securities with the same maturity,  coupon,  and rating may have different yields.  Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet  principal and interest  payments on the obligations  ("credit risk") and also may be subject to price  volatility due to such factors as interest rate  sensitivity,  market perception of the  creditworthiness  of the issuer,  and general market liquidity ("market risk").  Lower-rated  securities are more likely to react to developments  affecting  market and credit risk than are more highly rated  securities,  which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual  issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest  payments than is the case for  higher-grade debt  securities.  An economic  downturn  affecting  the issuer may result in an  increased  incidence  of  default.  The market for lower-rated  securities  may be thinner  and less active  than for  higher-rated  securities.  Pricing of thinly  traded  securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed income  securities  held by the Fund  deteriorates so that they no longer would be eligible for purchase by the Fund, the Fund will engage in an orderly  disposition  of the securities to the extent  necessary to ensure that the
Fund's holding of such securities will not exceed 5% of its net assets.

         Convertible  Securities.  The Fund may invest in convertible  securities of any quality.  A convertible  security  entitles the holder to receive  interest  paid or accrued on debt or the dividend  paid on  preferred  stock until the  convertible  security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible  securities  ordinarily provide a stream of income with  generally  higher  yields  than  those  of  common  stocks  of the same or  similar  issuers,  but  lower  than  the  yield on non-convertible  debt.  Convertible  securities  are usually  subordinated  to  comparable-tier  nonconvertible  securities but rank senior to common stock in a  corporation's  capital  structure.  The value of a convertible  security is a function of (1) its yield in comparison with the yields of other securities of comparable  maturity and quality that do not have a conversion  privilege,  and
(2) its worth,  at market value,  if converted  into the underlying  common stock.  Convertible  debt  securities are subject to the
Fund's investment policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by smaller  companies  whose stock prices may be  volatile.  The price of a convertible  security often reflects such variations in the price of the underlying common stock in a way that  nonconvertible  debt does not.  A  convertible  security  may be  subject  to  redemption  at the  option of the  issuer  at a price  established  in the security's  governing  instrument.  If a convertible  security held by the Fund is called for redemption,  the Fund will be required to convert it into the  underlying  common  stock,  sell it to a third  party or permit  the issuer to redeem the  security.  Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial  Paper.  Commercial paper is a short-term debt security issued by a corporation,  bank,  municipality,  or other issuer,  usually for purposes  such as financing  current  operations.  The Fund may invest only in commercial  paper  receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in commercial  paper that cannot be resold to the public  because it was issued under the exception for private  offerings in Section 4(2) of the Securities Act of 1933.  While such  securities  normally will be considered  illiquid and subject to the Fund's 15% limitation on investments in illiquid  securities,  the  Sub-advisor  may in certain cases  determine that such paper is liquid under guidelines established by the Board of Directors.

         Banking and Savings  Institution  Securities.  The Fund may invest in banking and savings  institution  obligations,  which include CDs, time deposits,  bankers'  acceptances,  and other short-term debt obligations issued by savings  institutions.  CDs are receipts for funds deposited for a specified  period of time at a specified rate of return;  time deposits  generally are similar to
CDs,  but are  uncertificated;  and  bankers'  acceptances  are time  drafts  drawn on  commercial  banks by  borrowers,  usually in connection with international  commercial  transactions.  The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF  Neuberger  Berman  Mid-Cap  Growth  Fund.  These  limitations  are not  fundamental  restrictions  and can be changed  without shareholder approval.

         1.       The Fund may not purchase  securities if  outstanding  borrowings,  including any reverse  repurchase  agreements, exceed 5% of its total assets.

         2.       Except for the purchase of debt securities and engaging in repurchase agreements,  the Fund may not make any loans other than securities loans.

         3.       The Fund may not  purchase  securities  on margin from  brokers,  except that the Fund may obtain such  short-term credits as are necessary for the clearance of securities  transactions.  Margin payments in connection with  transactions in futures contracts  and options on futures  contracts  shall not  constitute  the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4.       The Fund may not sell securities short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the  securities  sold without  payment of  additional  consideration.  Transactions  in futures  contracts and options shall not constitute selling securities short.

         5.       The Fund may not  purchase  any  security  if, as a result,  more than 15% of its net assets  would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the  ordinary  course of business for approximately the amount at which the Fund has valued the securities,  such as repurchase  agreements  maturing in more than seven days.

ASAF Neuberger Berman Mid-Cap Value Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Securities  Loans. In order to realize income,  the Fund may lend portfolio  securities with a value not exceeding  33-1/3%
of its total assets to banks,  brokerage firms, or institutional  investors  judged  creditworthy by the Sub-advisor.  Borrowers are required  continuously to secure their obligations to return securities on loan from the Fund by depositing  collateral,  which will be marked to market daily,  in a form  determined to be satisfactory by the Directors and equal to at least 100% of the market value of the  loaned  securities,  which  will  also be  marked  to  market  daily.  The  Sub-advisor  believes  the risk of loss on these transactions  is slight  because,  if a borrower  were to default for any reason,  the  collateral  should  satisfy the  obligation.
However,  as with other  extensions  of secured  credit,  loans of portfolio  securities  involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse  Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Fund sells portfolio  securities subject to its agreement to repurchase  the  securities at a later date for a fixed price  reflecting a market rate of interest;  these  agreements are considered  borrowings for purposes of the Fund's investment  limitations and policies  concerning  borrowings.  There is a risk that the  counterparty  to a reverse  repurchase  agreement  will be unable or unwilling to complete the  transaction  as scheduled, which may result in losses to the Fund.

         Covered  Call  Options.  The Fund may write  covered  call  options on  securities  it owns  valued at up to 10% of its net assets and may  purchase  call  options in related  closing  transactions.  Generally,  the purpose of writing  these  options is to reduce the effect of price  fluctuations  of  securities  held by the Fund on the Fund's net asset value.  Securities  on which call options  may be  written by the Fund are  purchased  solely on the basis of  investment  considerations  consistent  with the Fund's investment objectives.

         When the Fund writes a call option,  it is  obligated  to sell a security to a purchaser  at a specified  price at any time until a certain  date if the  purchaser  decides to exercise  the option.  The Fund  receives a premium for writing the call option.
The Fund writes only  "covered"  call options on  securities  it owns.  So long as the  obligation  of the writer of the call option continues,  the writer may be assigned an exercise  notice,  requiring it to deliver the underlying  security against payment of the exercise  price.  The Fund may be obligated  to deliver  securities  underlying a call option at less than the market price  thereby giving up any additional gain on the security.

         When the Fund  purchases  a call  option,  it pays a premium  for the right to  purchase  a  security  from the writer at a specified price until a specified date.  A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered  call  options,  which the Fund will not do), but is capable of enhancing the Fund's total return.  When writing a covered call option,  the Fund, in return for the premium,  gives up the opportunity for profit from a price increase in the  underlying  security above the exercise  price,  but conversely  retains the risk of loss should the price of the security  decline.  If a call option that the Fund has written expires  unexercised,  the Fund will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market  value of the  underlying  security  during the option period.  If the call  option  is  exercised,  the Fund  will  realize a gain or loss  from the sale or  purchase  of the  underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the  option  is  written.  Options  normally  have  expiration  dates  between  three and nine  months  from the date  written.  The obligation  under any option  terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national  securities  exchanges and in the  over-the-counter  ("OTC") market.  Exchange-traded options  are  issued  by a  clearing  organization  affiliated  with the  exchange  on which  the  option is  listed;  the  clearing organization in effect guarantees  completion of, every exchange-traded  option. In contrast,  OTC options are contracts between the
Fund and its  counter-party  with no clearing  organization  guarantee.  Thus,  when the Fund sells or purchases  an OTC option,  it generally  will be able to "close out" the option prior to its  expiration  only by entering into a "closing  purchase  transaction"
with  the  dealer  to whom or  from  whom  the  Fund  originally  sold  or  purchased  the  option.  The  Sub-advisor  monitors  the creditworthiness  of dealers with which the Fund may engage in OTC options,  and will limit  counterparties  in such transactions to dealers with a net worth of at least $20 million as reported in their latest  financial  statements.  For an  additional  discussion of OTC options and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

           The premium  received (or paid) by the Fund when it writes (or  purchases) an option is the amount at which the option is currently  traded on the  applicable  exchange,  less (or plus) a  commission.  The premium may  reflect,  among other  things,  the current market price of the underlying  security,  the  relationship of the exercise price to the market price, the historical price volatility  of the  underlying  security,  the length of the option  period,  the general  supply of and demand for credit,  and the general  interest  rate  environment.  The premium  received  by the Fund for  writing an option is  recorded as a liability  on the
Fund's statement of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage  commissions in connection  with purchasing or writing  options,  including those used to close out existing positions.  These brokerage  commissions  normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks,  see this SAI and the Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Foreign  Securities.  The Fund may invest in U.S.  dollar-denominated  equity and debt securities issued by foreign issuers
(including  governments and  quasi-governments)  and foreign branches of U.S. banks,  including negotiable CDs and commercial paper.
These  investments  are subject to the Fund's quality  standards.  While  investments  in foreign  securities are intended to reduce risk by providing  further  diversification,  such  investments  involve  sovereign  and other risks,  in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity,  debt, or other  income-producing  securities  that are denominated in or indexed to foreign currencies,  including,  but not limited to (1) common and preferred stocks, (2) convertible securities,  (3) CDs, commercial paper, fixed-time deposits,  and bankers'  acceptances issued by foreign banks, (4) obligations of other corporations,  and (5) obligations of  foreign  governments,  or their  subdivisions,  agencies,  and  instrumentalities,  international  agencies,  and  supranational
entities.  Risks  of  investing  in  foreign  currency  denominated  securities  include  (1)  nationalization,   expropriation,  or
confiscatory  taxation,  (2) adverse  changes in investment  or exchange  control  regulations  (which could prevent cash from being brought back to the U.S.), and (3) expropriation or  nationalization of foreign portfolio  companies.  Mail service between the U.S.
and  foreign  countries  may be slower or less  reliable  than  within  the  United  States,  thus  increasing  the risk of  delayed settlements of portfolio  transactions or loss of certificates for portfolio  securities.  For an additional discussion of the risks associated  with foreign  securities,  whether  denominated in U.S.  dollars or foreign  currencies,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange rates for foreign  currencies may be affected by the interest rates  prevailing in other  countries.  The interest  rates in other  countries  are often  affected by local  factors,  including the strength of the local  economy,  the demand for  borrowing,  the  government's  fiscal  and  monetary  policies,  and the  international  balance of payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.  economy in such  respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and  settlement  procedures,  and in certain  markets there have been times when  settlements  have been unable to keep pace with the volume of  securities  transactions,  making it  difficult to conduct such transactions.  Such delays in  settlement  could result in temporary  periods when a portion of the assets of the Fund is uninvested and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems could cause the Fund to miss  attractive  investment  opportunities.  Inability  to  dispose of  portfolio  securities  due to  settlement problems  could result either in losses to the Fund due to  subsequent  declines in value of the  portfolio  securities,  or, if the
Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign  corporate  bonds and  debentures  and sovereign  debt  instruments  issued or guaranteed by foreign  governments,  their agencies or  instrumentalities.  The Fund may invest in lower-rated  foreign debt securities subject to the Fund's 15% limitation on lower-rated  debt  securities.  Foreign debt  securities are subject to risks similar to those of other foreign  securities,  as well as risks  similar to those of other debt  securities,  as discussed  in this SAI and in the  Company's
Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk  inherent in investing  in foreign  currency-denominated  securities,  the Fund may not purchase any such  security  if after such  purchase  more than 10% of its total  assets  (taken at market  value)  would be invested in such securities.  Within such limitation,  however,  the Fund is not restricted in the amount it may invest in securities  denominated in any one foreign currency.

         Foreign Currency  Transactions.  The Fund may engage in foreign currency exchange  transactions.  Foreign currency exchange transactions  will be conducted  either on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign  currency  exchange
                                                   ----
market,  or through  entering into forward  contracts to purchase or sell foreign  currencies  ("forward  contracts").  The Fund may enter into forward  contracts in order to protect against  uncertainty in the level of future foreign  currency  exchange rates, and only in amounts not exceeding 5% of the Fund's net assets.

         A forward  contract  involves an  obligation  to purchase or sell a specific  currency at a future  date,  which may be any fixed number of days  (usually less than one year) from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between  traders  (usually  large commercial banks) and their customers.  A forward contract generally has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract  for the  purchase or sale of a security  denominated  in a foreign  currency,  it may wish to "lock in" the U.S.  dollar price of the  security.  By entering  into a forward  contract  for the  purchase or sale,  for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security  transactions,  the Fund will be able to protect itself against a possible loss.  When the  Sub-advisor  believes that the currency of a particular  foreign  country may suffer a substantial  decline against the U.S.  dollar,  it may also enter into a forward contract to sell the amount of foreign currency  for a fixed amount of dollars  which  approximates  the value of some or all of a Fund's  securities  denominated  in such foreign  currency.  The  Fund may also  engage  in  cross-hedging  by using  forward  contracts  in one  currency  to hedge  against fluctuations in the value of securities  denominated in a different currency,  when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Fund  engages in  forward  contracts  for  hedging  purposes,  it will not enter into  forward  contracts  to sell currency  or  maintain a net  exposure to such  contracts  if their  consummation  would  obligate  the Fund to deliver an amount of foreign  currency  in  excess of the  value of its  portfolio  securities  or other  assets  denominated  in that  currency.  At the consummation  of the forward  contract,  the Fund may either make  delivery of the foreign  currency or  terminate  its  contractual obligation to deliver by purchasing an  offsetting  contract  obligating it to purchase the same amount of such foreign  currency at the same maturity  date. If the Fund chooses to make  delivery of the foreign  currency,  it may be required to obtain such currency through the sale of portfolio  securities  denominated  in such currency or through  conversion of other assets into such  currency.
If the Fund  engages in an  offsetting  transaction,  it will  incur a gain or a loss to the extent  that there has been a change in forward  contract  prices.  Closing  purchase  transactions  with  respect to forward  contracts  are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using  forward  contracts  to protect  the value of the  Fund's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange which can be achieved at some  future  point in time.  The  precise  projection  of  short-term  currency  market  movements  is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency  exchange rate risks,  transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such transactions,  unanticipated  changes in currency prices may result in a  poorer  overall  performance  for the Fund  than if it had not  engaged  in any  such  transactions.  Moreover,  there  may be imperfect  correlation between the Fund's holdings of securities  denominated in a particular currency and forward contracts entered into by the Fund.  Such imperfect  correlation  may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund  generally  will not enter into a forward  contract with a term of greater than one year.  The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund  engages  in forward  contracts  for the sale or  purchase  of  currencies,  the Fund will  either  cover its position or establish a  segregated  account.  The Fund will  consider its  position  covered if it has  securities  in the currency subject to the forward  contract,  or otherwise  has the right to obtain that currency at no  additional  cost. In the  alternative, the Fund will place cash, fixed income, or equity  securities  (denominated in the foreign currency subject to the forward contract)
in a separate  account.  The amounts in such  separate  account will equal the value of the Fund's assets which are committed to the consummation of foreign currency exchange  contracts.  If the value of the securities  placed in the separate account declines,  the
Fund will place  additional  cash or  securities  in the account on a daily  basis so that the value of the  account  will equal the amount of its commitments with respect to such contracts.

         For an  additional  discussion  of forward  foreign  currency  exchange  contracts  and their  risks,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The Fund may write and  purchase  covered  call and put options on foreign  currencies  in amounts not  exceeding 5% of its net assets for the purpose of  protecting  against  declines in the U.S.  dollar value of portfolio securities  or increases in the U.S.  dollar cost of  securities  to be acquired,  or to protect the dollar  equivalent of dividend, interest,  or other payment on those securities.  A decline in the dollar value of a foreign currency in which portfolio  securities are denominated will reduce the dollar value of such securities,  even if their value in the foreign currency remains  constant.  In order to protect  against  such  decreases in the value of  portfolio  securities,  the Fund may purchase put options on the foreign currency.  If the value of the currency  declines,  the Fund will have the right to sell such currency for a fixed amount of dollars which  exceeds the market value of such  currency.  This would result in a gain that may offset,  in whole or in part,  the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely,  if the dollar  value of a currency  in which  securities  to be acquired  by the Fund are  denominated  rises, thereby  increasing  the cost of such  securities,  the Fund may  purchase  call  options  on such  currency.  If the  value of such currency  increases  sufficiently,  the Fund will have the right to purchase  that  currency for a fixed amount of dollars  which is less than the market  value of that  currency.  Such a purchase  would  result in a gain that may offset,  at least  partially,  the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options  transactions,  however,  the benefit the Fund  derives  from  purchasing  foreign currency  options will be reduced by the amount of the premium and related  transaction  costs.  In addition,  if currency  exchange rates do not move in the direction or to the extent  anticipated,  the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign  currencies for hedging purposes.  For example,  if the Sub-advisor  anticipates a decline in the dollar value of foreign currency  denominated  securities because of declining exchange rates, it could, instead of purchasing  a put option,  write a call option on the  relevant  currency.  If the  expected  decline  occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities will be offset,  at least in part, by the amount of the premium received by the Fund.

         Similarly,  the Fund could write a put option on the relevant  currency,  instead of  purchasing  a call  option,  to hedge against an anticipated  increase in the dollar cost of securities to be acquired.  If exchange  rates move in the manner  projected, the put option most likely will not be exercised,  and such  increased  cost will be offset,  at least in part, by the amount of the premium  received.  However,  as in the case of other types of options  transactions,  the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the Fund could be required to purchase or sell the  underlying  currency at a loss which may not be fully offset by the amount of the  premium.  As a result of writing  options on foreign  currencies,  the Fund also may be  required  to forego all or a portion  of the  benefits  which  might otherwise  have been obtained from  favorable  movements in currency  exchange  rates.  Certain  options on foreign  currencies  are traded on the OTC market and involve  liquidity  and credit  risks that may not be present in the case of  exchange-traded  currency options.

         A call option  written on foreign  currency  by the Fund is  "covered"  if the Fund owns the  underlying  foreign  currency subject to the call,  or if it has an absolute  and  immediate  right to acquire  that  foreign  currency  without  additional  cash consideration.  A call option is also covered if the Fund holds a call on the same foreign  currency for the same  principal  amount as the call written  where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater  than the exercise  price of the call  written if the amount of the  difference  is  maintained  by the Fund in cash, fixed income or equity securities in a segregated account with its custodian.

         The  risks of  currency  options  are  similar  to the risks of other  options,  as  discussed  above and in this SAI under
"Certain Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward Contracts,  and Options on Foreign Currencies ("Hedging  Instruments").  The Fund
will comply with SEC staff guidelines  regarding "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its custodian the prescribed  amount of cash,  fixed income,  or equity  securities.  Securities  held in a segregated  account  cannot be sold while the futures,  option,  or forward  strategy  covered by those  securities is  outstanding, unless they are replaced with other  suitable  assets.  As a result,  segregation  of a large  percentage of the Fund's assets could impede  portfolio  management  or the Fund's  ability to meet  current  obligations.  The Fund may be unable  promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward  position;  this inability may result in a loss to the Fund.

         Preferred  Stock.  The Fund may invest in  preferred  stock.  Unlike  interest  payments on debt  securities,  dividends on preferred stock are generally  payable at the discretion of the issuer's board of directors,  although  preferred  shareholders  may have certain  rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends  are not paid,  and generally have no legal  recourse  against the issuer.  The market prices of preferred  stocks are generally  more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income  Securities.  The Fund may invest in money market  instruments,  U.S.  Government  or Agency  securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from Standard & Poor's  Ratings Group  ("S&P"),  Moody's
Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization  ("NRSRO"),  or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities  ("Comparable  Unrated  Securities").  In addition,  the
Fund may  invest up to 15% of its net  assets,  measured  at the time of  investment,  in  corporate  debt  securities  rated  below investment  grade or Comparable  Unrated  Securities.  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute  standards of quality;  consequently,  securities  with the same maturity,  coupon, and rating may have  different  yields.  Although the Fund may rely on the ratings of any NRSRO,  the Fund mainly  refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet  principal and interest  payments on the obligations  ("credit risk") and also may be subject to price  volatility due to such factors as interest rate  sensitivity,  market perception of the  creditworthiness  of the issuer,  and general market liquidity ("market risk").  Lower-rated  securities are more likely to react to developments  affecting  market and credit risk than are more highly rated  securities,  which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual  issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest  payments than is the case for  higher-grade debt  securities.  An economic  downturn  affecting  the issuer may result in an  increased  incidence  of  default.  The market for lower-rated  securities  may be thinner  and less active  than for  higher-rated  securities.  Pricing of thinly  traded  securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible  Securities.  The Fund may invest in  convertible  securities.  A convertible  security  entitles the holder to receive  interest  paid or accrued on debt or the dividend  paid on preferred  stock until the  convertible  security  matures or is redeemed,  converted or exchanged.  Before conversion,  convertible  securities ordinarily provide a stream of income with generally higher  yields  than  those of common  stocks of the same or similar  issuers,  but lower  than the yield on  non-convertible  debt.
Convertible  securities are usually subordinated to comparable-tier  nonconvertible  securities but rank senior to common stock in a corporation's  capital structure.  The value of a convertible  security is a function of (1) its yield in comparison with the yields of other  securities  of  comparable  maturity  and quality that do not have a conversion  privilege,  and (2) its worth,  at market value, if converted into the underlying  common stock.  Convertible  debt securities are subject to the Fund's  investment  policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by smaller  companies  whose stock prices may be  volatile.  The price of a convertible  security often reflects such variations in the price of the underlying common stock in a way that  nonconvertible  debt does not.  A  convertible  security  may be  subject  to  redemption  at the  option of the  issuer  at a price  established  in the security's  governing  instrument.  If a convertible  security held by the Fund is called for redemption,  the Fund will be required to convert it into the  underlying  common  stock,  sell it to a third  party or permit  the issuer to redeem the  security.  Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial  Paper.  Commercial paper is a short-term debt security issued by a corporation,  bank,  municipality,  or other issuer,  usually for purposes  such as financing  current  operations.  The Fund may invest only in commercial  paper  receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in commercial  paper that cannot be resold to the public  because it was issued under the exception for private  offerings in Section 4(2) of the Securities Act of 1933.  While such  securities  normally will be considered  illiquid and subject to the Fund's 15% limitation on investments in illiquid  securities,  the  Sub-advisor  may in certain cases  determine that such paper is liquid under guidelines established by the Board of Directors.

         Zero  Coupon  Securities.  The Fund may  invest  up to 5% of its net  assets  in zero  coupon  securities,  which  are debt obligations  that do not entitle the holder to any periodic  payment of interest prior to maturity or specify a future date when the securities  begin paying  current  interest.  Rather,  they are issued and traded at a discount from their face amount or par value, which discount varies  depending on prevailing  interest rates,  the time remaining until cash payments begin,  the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon  securities  generally  are more volatile than the prices of securities  that pay interest periodically  and are likely to respond to changes in interest  rates to a greater  degree  than do other  types of debt  securities having  similar  maturities  and credit  quality.  For a  discussion  of  potential  tax  consequences  of  investing in zero coupon securities, see this SAI under "Additional Tax Considerations."
         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF  Neuberger  Berman  Mid-Cap  Value  Fund.  These  limitations  are not  fundamental  restrictions,  and can be changed  without shareholder approval.

         1.       The Fund may not purchase  securities if  outstanding  borrowings,  including any reverse  repurchase  agreements, exceed 5% of its total assets.

         2.       Except for the purchase of debt securities and engaging in repurchase agreements,  the Fund may not make any loans other than securities loans.

         3.       The Fund may not  purchase  securities  on margin from  brokers,  except that the Fund may obtain such  short-term credits as are necessary for the clearance of securities  transactions.  Margin payments in connection with  transactions in futures contracts  and options on futures  contracts  shall not  constitute  the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4.       The Fund may not sell securities short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the  securities  sold without  payment of  additional  consideration.  Transactions  in futures  contracts and options shall not constitute selling securities short.

         5.       The Fund may not  purchase  any  security  if, as a result,  more than 15% of its net assets  would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the  ordinary  course of business for approximately the amount at which the Fund has valued the securities,  such as repurchase  agreements  maturing in more than seven days.

         6.       The Fund may not invest more than 10% of the value of its total assets in securities of foreign issuers,  provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

ASAF Alger All-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund is to seek long-term capital growth.

Investment Policies:

         Cash  Position.  In order to afford the Fund the  flexibility  to take advantage of new  opportunities  for  investments in accordance with its investment  objective or to meet redemptions,  it may, under normal  circumstances,  hold up to 15% of its total assets in money market instruments  including,  but not limited to, certificates of deposit,  time deposits and bankers' acceptances issued by domestic bank and thrift  institutions,  U.S.  Government  securities,  commercial  paper and  repurchase  agreements.  In addition,  when the  Sub-advisor's  analysis of economic and technical market factors suggests that common stock prices will decline sufficiently so that a temporary defensive position is deemed advisable,  the Fund may invest in cash, commercial paper,  high-grade bonds or cash equivalents, all without limitation.

         U.S. Government  Obligations.  Obligations,  bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         Short-term  Corporate Debt Securities.  These are outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)  which have one year or less remaining to maturity.  Corporate debt  securities  may have fixed,  variable,  or floating rates.  For additional  discussion on Short-term  Corporate Debt  Securities see this SAI under "Certain Risk Factors and Investment
Methods."

         Commercial  Paper.  These are short-term  promissory notes issued by corporations  primarily to finance  short-term  credit needs.

         Small  Capitalization  and  Related  Investments.  Certain  companies  in which  the Fund will  invest  may still be in the developmental  stage.  Investing  in  smaller,  newer  issuers  generally  involves  greater  risk than  investing  in larger,  more established  issuers.  Such  companies  may have limited  product  lines,  markets or financial  resources  and may lack  management depth.  Their  securities  may have  limited  marketability  and may be  subject  to more  abrupt or erratic  price  movements  than securities of larger,  more  established  companies or the market  averages in general.  The Fund also may invest in older companies that  appear to be  entering a new stage of growth  progress  owing to factors  such as  management  changes or  development  of new technology,  products or markets,  or companies  providing products or services with a high unit volume growth rate. These companies may be subject to many of the same risks as small-cap companies.

         Convertible  Securities,  Warrants,  and Rights.  The Fund may invest in securities  convertible  into or exchangeable  for equity  securities,  including  warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified  price,  usually  higher than the market price at the time of issuance,  for a period of years or to perpetuity.  In contrast,  rights,  which also represent the right to buy common  shares,  normally have a subscription  price lower than the current  market value of the common stock and a life of two to four weeks.  Warrants may be freely  transferable  and may be traded on the major securities exchanges.  For additional discussion about Convertible  Securities,  Warrants, and Rights and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

         Portfolio  Depositary  Receipts.  To the extent  otherwise  consistent with applicable law, the Fund may invest up to 5% of its total assets in Portfolio Depositary Receipts,  which are exchange-traded shares issued by investment companies,  typically unit investment  trusts,  holding  portfolios of common stocks  designed to replicate and,  therefore,  track the  performance of various broadly-based  securities  indices or sectors of such  indices.  For  example,  the Fund may invest in Standard & Poor's  Depositary
Receipts(R)(SPDRs),  issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard &
Poor's MidCap 400 Depositary Receipts(R)(MidCap SPDRs), which are similarly  linked to the S&P MidCap 400 Index.

         Lending of Portfolio  Securities.  By lending its  securities,  the Fund can increase its income by  continuing  to receive interest or dividends on the loaned  securities as well as by either  investing the cash collateral or by earning income in the form of interest paid by the borrower  when U.S.  Government  securities  are used as  collateral.  The Fund will adhere to the following conditions  whenever  its  securities  are loaned:  (a) the Fund must  receive at least 100 percent cash  collateral  or  equivalent securities  from the borrower,  (b) the borrower must increase this  collateral  whenever the market value of the loaned  securities including accrued interest exceeds the value of the collateral,  (c) the Fund must receive reasonable  interest on the loan, as well as any dividends,  interest or other  distributions on the loaned  securities and any increase in market value, (d) the Fund may pay only  reasonable  custodian fees in connection  with the loan.  The Fund will not lend  securities to the  Investment  Manager,  the
Sub-advisor or their affiliates.  For additional  information on the lending of portfolio  securities and its risks see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options.  The Fund may  purchase put and call  options and write  (sell) put and covered  call  options on  securities  and securities  indices to increase gain or to hedge against the risk of unfavorable price movements  although,  as in the past, it does not  currently  intend to rely on these  strategies  extensively,  if at all. The Fund will  purchase or write  options only if such options are exchange-traded or traded on an automated quotation system of a national securities association.

         The Fund will only sell call  options that are  "covered." A call option  written by the Fund on a security is "covered" if the Fund owns the underlying  security  covered by the call or has an absolute and immediate right to acquire that security  without additional cash  consideration (or for additional cash  consideration  held in a segregated  account) upon conversion or exchange of other  securities  held in its  portfolio.  A call option is also covered if the Fund holds a call on the same  security as the call written  where  the  exercise  price of the call held is (a) equal to or less than the  exercise  price of the call  written  or (b)
greater than the exercise  price of the call written if the  difference  is maintained by the Fund in cash or other liquid assets in a segregated  account.  If the Fund writes a put option,  the Fund will  segregate cash or other liquid assets with a value equal to the exercise  price,  or else hold a put on the same security as the put written  where the exercise  price of the put held is equal to or greater than the exercise price of the put written.

         Although the Fund will  generally not purchase or write options that appear to lack an active  secondary  market,  there is no assurance  that a liquid  secondary  market on an exchange will exist for any  particular  option.  In such event it might not be possible to effect  closing  transactions  in  particular  options,  so that the Fund would have to exercise  its option in order to realize any profit and would incur  brokerage  commissions  upon the exercise of the options.  If the Fund, as a covered call option writer,  is unable to effect a closing  purchase  transaction  in a  secondary  market,  it will not be able to sell the  underlying security  until the option  expires,  until it delivers the  underlying  security upon  exercise,  or until it otherwise  covers the position.

         In addition to options on  securities,  the Fund may also  purchase  and sell call and put options on  securities  indices.
The Fund may offset its position in stock index options prior to  expiration by entering into a closing  transaction  on an exchange or it may let the option expire  unexercised.  The Fund will not purchase  these options  unless the  Sub-advisor  is satisfied with the development, depth and liquidity of the market and the Sub-advisor believes the options can be closed out.

         The Fund will not purchase  options if, as a result,  the  aggregate  cost of all  outstanding  options  exceeds 10% of the
Fund's  total  assets.  No more than 5% of the Fund's  total  assets will be  committed  to options  transactions  entered  into for non-hedging (speculative) purposes.

         Stock  Index  Futures  and  Options on Stock  Index  Futures.  Futures  are  generally  bought and sold on the  commodities exchanges  where they are listed.  A stock index future  obligates  the seller to deliver  (and the  purchaser to take) an amount of cash equal to a specific  dollar amount times the  difference  between the value of a specific  stock index at the close of the last trading day of the  contract and the price at which the  agreement is made.  No physical  delivery of the  underlying  stocks in the index is made.

         While  incidental  to its  securities  activities,  the Fund may purchase  index  futures as a substitute  for a comparable market  position in the underlying  securities.  Securities  index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index.  Put options on futures might be purchased to protect  against  declines in the market values of securities occasioned by a decline in stock prices.

         In an effort to  compensate  for the imperfect  correlation  of movements in the price of the  securities  being hedged and movements in the price of the stock index  futures,  the Fund may buy or sell stock index  futures  contracts in a greater or lesser dollar  amount than the dollar amount of the  securities  being hedged if the  historical  volatility of the stock index futures has been less or greater  than that of the  securities.  Such "over  hedging" or "under  hedging"  may  adversely  affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

         The Fund will sell options on stock index  futures  contracts  only as part of closing  transactions  to terminate  options positions it has purchased.  No assurance can be given that such closing transactions can be effected.

         The Fund's use,  if any,  of stock index  futures and  options  thereon  will in all cases be  consistent  with  applicable regulatory  requirements  and in  particular  the  rules and  regulations  of the CFTC and will be  entered  into only for bona fide hedging,  risk management or other portfolio management  purposes.  If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential  subsequent  variation  margin) for the resulting  futures position just as it would for any position.  In order to cover its potential  obligations if the Fund enters into futures  contracts or options  thereon,  the
Fund will  maintain a segregated  account which will contain only liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

         For additional  information  about futures contracts and related options,  see this SAI and the Company's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Borrowing.  The Fund may borrow from banks for  temporary  or emergency  purposes.  If asset  coverage for such  borrowings should decline below the required 300% as a result of market  fluctuations  or other reasons,  the Fund may be required to sell some of its portfolio  holdings to reduce the debt and restore the 300% asset  coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell securities at that time.  Additional  information  about  borrowings and its risks is included in the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF Alger All-Cap Growth Fund. These  limitations are not  "fundamental"  restrictions and may be changed by the Directors  without shareholder approval.  The Fund will not:

1.       Purchase  securities on margin,  except (i) for use of short-term  credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may take margin deposits in connection with futures contracts or other permissible investments;

2.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security  owned by the Fund as security for  indebtedness except as may be  necessary  in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging,  pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

3.       Invest in oil, gas or mineral leases.

4.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5.       The Fund may not  invest  more than 15% of the  assets  of the Fund  (taken at the time of the  investments)  in  "illiquid securities,"  illiquid securities being defined to include securities subject to legal or contractual  restrictions on resale (which may include  private  placements,  but other than Rule 144A securities  deemed liquid by the Board of Directors or under  guidelines adopted by the Board of  Directors),  repurchase  agreements  maturing  in more than seven  days,  certain  options  traded over the counter  that the Fund has  purchased,  securities  being used to cover  options a Fund has  written,  securities  for which  market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

ASAF GABELLI ALL-CAP VALUE FUND

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Convertible  Securities.  The Fund may invest in convertible  securities when it appears to the Fund's  Sub-advisor that it may not be prudent to be fully invested in common  stocks.  In evaluating a convertible  security,  the  Sub-advisor  places primary emphasis on the  attractiveness  of the underlying  common stock and the potential for capital growth through  conversion.  The Fund will normally  purchase only  investment  grade  convertible  debt  securities  having a rating of, or equivalent to, at least "BBB"
(which securities may have speculative  characteristics)  by Standard & Poor's Rating Service ("S&P") or, if unrated,  judged by the
Sub-advisor  to be of  comparable  quality.  However,  the  Fund  may  also  invest  up to 25% of its  assets  in  more  speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least B by S&P.

         Convertible  securities may include  corporate  notes or preferred  stock but are ordinarily a long-term debt obligation of the issuer  convertible at a stated  exchange rate into common stock of the issuer.  As with all debt  securities,  the market value of  convertible  securities  tends to decline as interest  rates  increase and,  conversely,  to increase as interest rates decline.
Convertible  securities  generally  offer lower  interest or dividend  yields than  non-convertible  securities of similar  quality.
However,  when the market price of the common stock  underlying a convertible  security  exceeds the conversion  price, the price of the convertible  security tends to reflect the value of the underlying  common stock.  As the market price of the underlying  common stock declines,  the  convertible  security tends to trade  increasingly  on a yield basis,  and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities rank senior to common stocks in an issuer's  capital  structure and consequently  entail less risk than the issuer's  common stock,  although the extent to which such risk is reduced  depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting  convertible  securities for the Fund, the  Sub-advisor  relies  primarily on its own evaluation of the issuer and the  potential  for capital  growth  through  conversion.  It does not rely on the rating of the  security or sell the  security because of a change in rating  absent a change in its own  evaluation of the  underlying  common stock and the ability of the issuer to pay principal and interest or dividends when due without  disrupting its business  goals.  Interest or dividend yield is a factor only to the extent it is reasonably  consistent  with  prevailing  rates for  securities of similar  quality and thereby  provides a support level for the market price of the security.  The Fund will purchase the convertible  securities of highly leveraged  issuers only when, in the judgment of the Sub-advisor, the risk of default is outweighed by the potential for capital growth.

         The issuers of debt  obligations  having  speculative  characteristics  may experience  difficulty in paying  principal and interest  when due in the event of a downturn in the economy or  unanticipated  corporate  developments.  The market  prices of such securities may become increasingly  volatile in periods of economic uncertainty.  Moreover,  adverse publicity or the perceptions of investors,  over which the  Sub-advisor  has no control and whether or not based on  fundamental  analysis,  may decrease the market price and liquidity of such  investments.  Although the Sub-advisor will attempt to avoid exposing the Fund to such risks,  there is no assurance  that it will be successful or that a liquid  secondary  market will  continue to be available for the  disposition  of such securities.

         Lower-rated  Debt  Securities.  The Fund may  invest  up to 5% of its  assets  in  low-rated  and  unrated  corporate  debt securities  (often  referred  to as "junk  bonds").  Corporate  debt  securities  that are either  unrated  or have a  predominantly speculative  rating may  present  opportunities  for  significant  long-term  capital  growth if the  ability of the issuer to repay principal  and interest  when due is  underestimated  by the market or the rating  organizations.  Because of its  perceived  credit weakness,  the  issuer is  generally  required  to pay a higher  interest  rate  and/or  its debt  securities  may be  selling  at a significantly  lower market price than the debt  securities of other  issuers.  If the inherent  value of such  securities is higher than was perceived and such value is eventually  recognized,  the market value of the securities may appreciate  significantly.  The
Sub-advisor  believes  that its  research on the credit and  balance  sheet  strength  of certain  issuers may enable it to select a limited  number of corporate  debt  securities  that, in certain  markets,  will better serve the  objective of capital  growth than alternative  investments in common stocks.  Of course,  there can be no assurance that the  Sub-advisor  will be successful.  In its evaluation,  the  Sub-advisor  will not rely  exclusively  on ratings  and the receipt of income  from these  securities  is only an incidental consideration.

         The  ratings  of  Moody's  Investors  Service,  Inc.  ("Moody's")  and  S&P  generally  represent  the  opinions  of  those organizations as to the quality of the securities that they rate. Such ratings,  however,  are relative and subjective,  and are not absolute  standards of quality.  Although the Sub-advisor  uses these ratings as a criterion for the selection of securities for the
Fund, the Sub-advisor  also relies on its  independent  analysis to evaluate  potential  investments for the Fund. The Fund does not intend to purchase debt  securities  for which a liquid  trading  market does not exist,  but there can be no assurance  that such a market will exist for the sale of such securities.

         Additional  information  on  lower-rated  debt  securities  and  their  risks is  included  in this  SAI and the  Company's
Prospectus  under "Certain Risk Factors and  Investment  Methods."  Additional  information on corporate bond ratings is included in the Appendix to this SAI.

         Borrowing.  The Fund may borrow subject to certain  restrictions set forth in the Company's  Prospectus under "Certain Risk
Factors and  Investment  Methods" and in this SAI under  "Fundamental  Investment  Restrictions."  The Fund may mortgage,  pledge or hypothecate up to 20% of its assets to secure  permissible  borrowings.  Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation if securities are purchased with the proceeds of the borrowing.

         Investments  in Warrants and Rights.  The Fund may invest in warrants  and rights (in  addition to those  acquired in units or attached to other  securities),  which  entitle the holder to buy equity  securities  at a specific  price for or at the end of a specific  period of time.  The  value of a right or  warrant  may  decline  because  of a  decline  in the  value of the  underlying security,  the passage of time,  changes in interest rates or in the dividend or other policies of the issuer whose equity underlies the warrant, a change in the perception as to the future price of the underlying security,  or any combination  thereof.  Additional information  about  warrants and rights and their risks is included in this SAI and the  Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Investment  in Small,  Unseasoned  Companies  and  Illiquid  Securities.  The Fund may  invest in  small,  less  well-known companies  that have  operated for less than three years  (including  predecessors).  The  securities  of such  companies may have a limited  trading  market,  which may  adversely  affect  their  disposition  and can result in their being  priced  lower than might otherwise be the case. If other  investment  companies and investors who invest in such issuers trade the same  securities  when the
Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

         The Fund  will not  invest,  in the  aggregate,  more than 15% of its net  assets in  illiquid  securities.  The  continued
liquidity  of any Rule 144A  securities  purchased  by the Fund is not as well assured as that of publicly  traded  securities,  and accordingly,  the  Sub-advisor  will monitor their  liquidity  under the  guidelines  adopted by the  Directors of the Company.  For additional  information  on illiquid  securities  and their risks,  see the  Company's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Corporate  Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization  proposal.  However,  the increased  market price of such  securities  may also  discount what the stated or appraised  value of the security  would be if the contemplated  transaction  were approved or  consummated.  Such  investments  may be  advantageous  when the discount  significantly overstates the risk of the  contingencies  involved,  significantly  undervalues  the  securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails adequately to recognize the possibility that the offer or proposal may be replaced or  superseded by an offer or proposal of greater  value.  The  evaluation  of such  contingencies requires  unusually  broad  knowledge and experience on the part of the  Sub-advisor,  which must appraise not only the value of the issuer and its component  businesses and the assets or securities to be received as a result of the  contemplated  transaction,  but also the financial  resources and business  motivation of the offeror as well as the dynamic of the business  climate when the offer or proposal is in progress.

         In making such investments,  the Fund will be subject to its diversification and other investment  restrictions,  including the  requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested in the securities of any issuer (see this SAI under  "Fundamental  Investment  Restrictions").  Because such  investments are ordinarily short term in nature,  they will tend to increase the Fund's  portfolio  turnover rate,  thereby  increasing  its brokerage and other  transaction expenses.  The Sub-advisor  intends to select  investments of the type described  that, in its view,  have a reasonable  prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

         When-Issued,  Delayed-Delivery  and Forward Commitment  Transactions.  The Fund may enter into forward  commitments for the purchase or sale of  securities,  including on a  "when-issued"  or  "delayed-delivery"  basis,  in excess of  customary  settlement periods for the type of  securities  involved.  In some cases,  the  obligations  of the parties under a forward  commitment  may be conditioned upon the occurrence of a subsequent  event, such as approval and consummation of a merger,  corporate  reorganization or debt  restructuring  (i.e., a when, as and if issued  security).  When such  transactions are negotiated,  the price is fixed at the time of the commitment,  with payment and delivery  generally  taking place a month or more after the date of the commitment.  While the Fund will only enter into a forward  commitment  with the intention of actually  acquiring  the security,  the Fund may sell the security  before  the  settlement  date if it is  deemed  advisable.  The Fund  will  segregate  with its  custodian  cash or liquid securities  in an aggregate  amount at least equal to the amount of its  outstanding  forward  commitments.  Additional  information regarding  when-issued,  delayed-delivery and forward commitment  transactions and their risks is included in this Statement and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Fund may  invest up to 10% of its total  assets in the  securities  of other  investment companies,  including  small  business  investment  companies.  (Not more than 5% of its total  assets  may be  invested  in any one investment  company,  nor will the Fund purchase  more than 3% of the  securities  of any other  investment  company.) To the extent that the Fund invests in the  securities  of other  investment  companies,  shareholders  in the Fund may be subject to  duplicative management and administrative fees.

         Short Sales.  The Fund may, from time to time,  make short sales of securities it owns or has the right to acquire  through conversion  or  exchange  of other  securities  it owns  (short  sales  "against  the  box").  In a short  sale,  the Fund  does not immediately  deliver the  securities  sold or receive the proceeds from the sale.  The Fund may make a short sale against the box in order to hedge  against  market risks when it believes  that the price of a security may decline,  affecting the Fund directly if it owns that  security or causing a decline in the value of a security  owned by the Fund that is  convertible  into the security  sold short.

         To secure its  obligations to deliver the securities  sold short,  the Fund will segregate  assets with its custodian in an amount at least equal to the value of the  securities  sold short or the  securities  convertible  into,  or  exchangeable  for, the securities.  The Fund may close out a short position by purchasing and delivering an equal amount of securities  sold short,  rather than by  delivering  securities  already  held by the Fund,  because the Fund may want to continue to receive  interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Options.  The Fund may  purchase  or sell  listed  call or put options on  securities  as a means of  achieving  additional return or of hedging  the value of the Fund's  portfolio.  In  addition  to changes in the price of an  underlying  security,  other principal factors affecting the market value of a put or a call option include supply and demand,  interest rates,  price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will only  write  calls  options if they are  covered.  A call  option is covered if the Fund owns the  underlying security covered by the call or has an absolute and immediate right to acquire that security without  additional cash  consideration
(or for  additional  cash  consideration  if cash or other liquid  assets with a value equal to such  additional  consideration  are segregated  with the Fund's  custodian)  upon  conversion or exchange of other  securities  held in its portfolio.  A call option is also  covered if the Fund holds a call on the same  security as the call written  where the  exercise  price of the call held is (1)
equal to or less than the exercise  price of the call written or (2) greater than the exercise  price of the call written if cash or other liquid assets equal to the  difference  are  segregated  with the  custodian.  If the Fund writes a put option,  the Fund will segregate  cash or other assets with a value equal to the exercise  price of the option,  or will hold a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option,  it may terminate its obligation by effecting a closing purchase  transaction.  However, once the Fund has been assigned an exercise  notice,  the Fund will be unable to effect a closing purchase  transaction.  Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale  transaction.  This is accomplished by  selling  an option of the same  series as the option  previously  purchased.  There can be no  assurance  that  either a closing purchase  or sale  transaction  can be  effected  when the Fund so  desires.  The Fund  will  realize a profit  from a closing  sale transaction  if the price of the  transaction  is more than the premium  paid to purchase  the option;  the Fund will realize a loss from a closing sale transaction if the price of the transaction is less than the premium paid to purchase the option.

         The Fund will  generally  purchase or write only those  options for which there appears to be an active  secondary  market.
If,  however,  there is no liquid  secondary  market when the Sub-advisor  wishes to close out an option the Fund has purchased,  it might not be  possible  to effect a closing  sale  transaction,  so that the Fund would  have to  exercise  its  options in order to realize any profit and would incur brokerage  commissions  upon the exercise of call options and upon the subsequent  disposition of underlying  securities  for the  exercise  of put  options.  If the Fund,  as a covered  call option  writer,  is unable to effect a closing purchase  transaction in a secondary  market,  it will not be able to sell the underlying  security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on  securities,  the Fund may also  purchase  and sell call and put options on  securities  indices.
The Fund may offset its position in stock index options prior to  expiration by entering into a closing  transaction  on an exchange or it may let the option it has  purchased  expire  unexercised.  The Fund may write put and call  options on stock  indices for the purposes  of  increasing  its gross  income,  thereby  partially  protecting  its  portfolio  against  declines  in the value of the securities  it owns or  increases  in the value of  securities  to be  acquired.  In  addition,  the Fund may  purchase put and call options on stock  indices in order to hedge its  investments  against a decline in value or to attempt to reduce the risk of missing a market or industry  segment  advance.  While one purpose of writing  such options is to generate  additional  income for the Fund, the Fund  recognizes  that it may be  required  to deliver an amount of cash in excess of the market  value of a stock index at such time as an option  written by the Fund is exercised by the holder.  Because  options on  securities  indices  require  settlement in cash,  the Adviser may be forced to  liquidate  portfolio  securities  to meet  settlement  obligations.  The Fund will not purchase options on indices unless the  Sub-advisor is satisfied  with the  development,  depth and liquidity of the market and believes that the options can be closed out.

         Although the  Sub-advisor  will attempt to take  appropriate  measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

         Additional  information about options on securities and securities  indices and their risks in included in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts and Options on Futures.  The Fund may enter into futures  contracts  that are traded on a U.S.  exchange or board of trade.  Although the Fund has no current  intention of using options on futures  contracts,  the Fund may at some future date enter  into such  options.  Investments  in futures  contracts  and  related  options  will be made by the Fund  solely for the purpose of hedging  against  changes in the value of its portfolio  securities or in the value of securities it intends to purchase.
Such  investments  will only be made if they are  economically  appropriate  to the reduction of risks involved in the management of the Fund. In this regard,  the Fund may enter into futures  contracts or options on futures relating to securities  indices or other financial  instruments,  including  but not  limited to U.S.  Government  securities.  Futures  exchanges  and trading in the United
States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

         Initial  margin  payments  required in connection  with futures  contracts will range from  approximately  1% to 10% of the contract  amount.  Initial  margin  amounts are subject to change by the exchange or board of trade on which the contract is traded, and  brokers  or  members  of such  board of trade may charge  higher  amounts.  At any time  prior to the  expiration  of a futures contract,  the portfolio may elect to close the position by taking an opposite position,  which will operate to terminate the Fund's existing position in the contract.  At expiration,  certain futures contracts,  including stock and bond index futures,  are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         The  potential  loss  related to the  purchase of an option on a futures  contract  is limited to the premium  paid for the option (plus  transaction  costs).  There are no daily cash payments by the purchaser of an option on a futures  contract to reflect changes in the value of the  underlying  contract;  however,  the value of the option  does change  daily and that  change  would be reflected in the net asset value of the Fund.

         The  Sub-advisor  may use such  instruments  for the Fund depending upon market  conditions  prevailing at the time and the perceived  investment needs of the Fund. In the event the Fund enters into futures  contracts or writes related  options,  an amount of cash or other  liquid  assets  equal to the  market  value of the  contract  will be  segregated  with the  Fund's  custodian  to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

         The  Sub-advisor  may have  difficulty  selling or buying  futures  contracts  and options  when it chooses.  In  addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

         Additional  information about futures  contracts,  options on futures contracts and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods.'

         Investment  Opportunities  and Related  Limitations.  Affiliates of the  Sub-advisor  may, in the ordinary  course of their business,  acquire for their own account or for the accounts of their  advisory  clients,  significant  (and  possibly  controlling)
positions in the  securities of companies  that may also be suitable for  investment by the Fund.  The  securities in which the Fund might invest may thereby be limited to some extent.  For instance,  many companies in the past several years have adopted  so-called
"poison pill" or other defensive  measures designed to discourage or prevent the completion of non-negotiated  offers for control of the company.  Such  defensive  measures  may have the effect of limiting the shares of the company that might  otherwise be acquired by the Fund if the  affiliates of the  Sub-advisor  or their  advisory  accounts have or acquire a significant  position in the same securities.  However,  the  Sub-advisor  does not believe that the  investment  activities  of its  affiliates  will have a material adverse  effect upon the Fund in seeking to achieve its  investment  objectives.  In  addition,  orders for the Fund  generally  are accorded  priority  of  execution  over  orders  entered on behalf of accounts in which the  Sub-advisor  or its  affiliates  have a substantial  pecuniary  interest.  The Fund may invest in the securities of companies that are investment  management clients of the
Sub-advisor's  affiliates.  In addition,  portfolio  companies or their  officers or directors may be minority  shareholders  of the
Sub-advisor or its affiliates.

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF Gabelli  All-Cap  Value Fund.  These  limitations  are not  fundamental  restrictions  and can be changed  without  shareholder approval.  The Fund may not:

         1.       Purchase  securities on margin,  but it may obtain such short-term  credits from banks as may be necessary for the clearance of purchase and sales of securities;

         2.       Mortgage,  pledge or hypothecate any of its assets except that, in connection  with  permissible  borrowings,  not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral;

         3.       Invest in the securities of other  investment  companies  except in compliance with the Investment  Company Act of
1940;

         4.       Invest,  in the  aggregate,  more than 15% of the  value of its  total  assets  in  securities  for  which  market quotations  are not readily  available,  securities  that are restricted  for public sale, or in repurchase  agreements  maturing or terminable in more than seven days;

         5.       Sell securities  short,  except that the Fund may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

6.       Invest in companies for the purpose of exercising control.

ASAF INVESCO TECHNOLOGY FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek  capital  growth by  investing  primarily  in the  equity securities of companies engaged in technology-related industries.

Investment Policies:

         Debt  Securities.  Debt  securities  include bonds,  notes and other  securities  that give the holder the right to receive fixed  amounts of  principal,  interest,  or both on a date in the future or on demand.  Debt  securities  are often  referred to as fixed income  securities,  even if the rate of interest  varies over the life of the security.  The Fund may also invest in stripped debt securities (i.e., interest only and principal only securities).

         Although the Fund may invest in debt  securities  assigned  lower grade ratings by S&P or Moody's,  the Fund's  investments will  generally be limited to debt  securities  rated B or higher by either S&P or Moody's.  Debt  securities  rated lower than B by either S&P or Moody's are usually  considered to be highly  speculative.  The Sub-advisor will limit the Fund's  investments to debt securities that it believes are not highly  speculative  and that are rated at least CCC by S&P or Caa by Moody's.  The Fund expects that most emerging country debt securities in which it invests will not be rated by U.S. rating services.

         A  significant  economic  downturn or  increase  in  interest  rates may cause  issuers of debt  securities  to  experience increased  financial  problems which could adversely affect their ability to pay principal and interest,  to meet projected business goals,  and to obtain  additional  financing.  These  conditions more severely impact issuers of lower-rated  debt  securities.  The
Sub-advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

         Although  bonds in the lowest  investment  grade debt category  (those rated BBB by S&P, Baa by Moody's or the  equivalent)
are regarded as having adequate capability to pay principal and interest,  they have speculative  characteristics.  Adverse economic conditions or changing  circumstances  are more likely to lead to a weakened  capacity to make principal and interest  payments than is the case for  higher-rated  bonds.  Lower-rated  bonds by Moody's  (categories Ba, B, or Caa) are of poorer quality and also have speculative  characteristics.  Bonds  rated Caa may be in  default  or there may be  present  elements  of danger  with  respect  to principal or  interest.  Lower-rated  bonds by S&P  (categories  BB, B, or CCC)  include  those that are  regarded,  on balance,  as predominantly  speculative  with respect to the  issuer's  capacity to pay interest  and repay  principal in  accordance  with their terms. While such bonds likely will have some quality and protective  characteristics,  these are outweighed by large  uncertainties or  major  risk  exposures  to  adverse  conditions.  Bonds  having  equivalent  ratings  from  other  ratings  services  will  have characteristics  similar to those of the corresponding S&P and Moody's ratings.  For a more specific  description of S&P and Moody's corporate bond rating  categories,  please refer to the Appendix to this SAI.  Additional  information about the debt securities and their risks,  including  the risks of  lower-rated  debt  securities,  is included in this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Equity  and  Convertible  Debt  Securities.  As  discussed  in the  Company's  Prospectus,  the Fund may  invest in common, preferred and convertible  preferred stocks, and securities whose values are tied to the price of stocks,  such as rights,  warrants and  convertible  debt  securities.  Additional  information  about  these  types of  securities  and their risks is included in the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund seeks to invest in stocks that will  increase  in market  value and may be sold for more than the Fund paid to buy them.  Market  value is based  upon  constantly  changing  investor  perceptions  of what the  company  is worth  compared  to other companies.  Dividends  are a factor in the  changing  market  value of  stocks,  but many  companies  do not pay  dividends,  or pay comparatively  small dividends.  As discussed in the Prospectus,  the principal risk of investing in equity securities is that their market  values  fluctuate  constantly,  often due to factors  entirely  outside the  control of the Fund or the company  issuing the stock.  At any given time,  the market value of an equity  security may be  significantly  higher or lower than the amount paid by a
Fund to acquire it.

         Owners of preferred stocks are entitled to dividends  payable from the corporation's  earnings,  which in some cases may be
"cumulative" if prior  dividends on the preferred stock have not been paid.  Preferred  stocks may be  "participating,"  which means that they may be entitled to dividends in excess of the stated dividend in certain cases.

         Rights and warrants are securities  which entitle the holder to purchase the securities of a company  (usually,  its common stock) at a  specified  price  during a  specified  time  period.  The value of a right or warrant is  affected  by many of the same factors that determine the prices of common  stocks.  Rights and warrants may be purchased  directly or acquired in connection  with a corporate reorganization or exchange offer.

         The Fund also may purchase  convertible  securities,  including  convertible  debt  obligations and  convertible  preferred stock.  A  convertible  security  entitles  the holder to exchange it for a fixed  number of shares of common stock (or other equity security),  usually at a fixed price  within a specified  period of time.  Until  conversion,  the owner of  convertible  securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

         A convertible  security has an  "investment  value",  which is a theoretical  value  determined by the yield it provides in comparison with similar  securities  without the conversion  feature.  Investment  value changes are based upon prevailing  interest rates and other  factors.  It also has a "conversion  value," which is the market value the  convertible  security  would have if it were exchanged for the underlying  equity security.  Convertible  securities may be purchased at varying price levels above or below their investment values or conversion values.

         Conversion  value  is a simple  mathematical  calculation  that  fluctuates  directly  with  the  price  of the  underlying security.  However,  if the conversion value is substantially  below investment value, the market value of the convertible  security is governed  principally by its investment  value. If the conversion  value is near or above  investment  value, the market value of the convertible  security  generally will rise above investment  value. In such cases, the market value of the convertible  security may be higher than its  conversion  value,  due to the  combination  of the  convertible  security's  right to interest (or dividend preference)  and the  possibility of capital  appreciation  from the  conversion  feature.  However,  there is no assurance that any premium  above  investment  value or  conversion  value will be recovered  because  prices  change and, as a result,  the ability to achieve capital appreciation through conversion may be eliminated.

         Foreign  Securities.  The Fund may invest in the securities of foreign  companies,  or companies that have their  principal business activities outside the United States,  either directly or through American  Depositary  Receipts ("ADRs").  An ADR entitles its holder to all dividends and capital gains on the  underlying  foreign  securities,  less any fees paid to the  sponsoring  bank.
Foreign  securities  involve certain risks not associated with investment in U.S.  companies,  which are described in more detail in this SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment  Methods." In addition,  foreign exchange markets for the  currencies in which the foreign  securities may be traded are affected by the  international  balance of payments and other economic and financial  conditions,  speculation  and other  factors,  all of which are outside the control of the Fund.  Generally, the Fund's foreign  currency  exchange  transactions  will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the currency exchange markets.

         Investment  Company  Securities.  The Fund may invest in  Standard & Poor's  Depository  Receipts  ("SPDRs")  and shares of other investment  companies.  SPDRs are investment companies whose portfolios mirror the compositions of specific S&P indices,  such as the S&P 500 and the S&P  400.  SPDRs  are  traded  on the  American  Stock  Exchange.  SPDR  holders  such as the Fund are paid a
"Dividend  Equivalent  Amount" that  corresponds to the amount of cash dividends  accruing to the securities held by the SPDR Trust, net of certain fees and  expenses.  The 1940 Act limits  investments  in  securities  of other  investment  companies,  such as SPDR
Trusts.  These limitations include,  among others, that, subject to certain exceptions,  no more than 10% of the Fund's total assets may be  invested  in  securities  of other  investment  companies  and no more than 5% of its total  assets may be  invested  in the securities of any one investment company.

         Additional  information on investing in other  investment  companies and its risks is included in the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Fund may, from time to time,  purchase debt  securities  issued by the U.S.  government.
These  securities  include  Treasury  bills,  notes and bonds.  Treasury  bills have a maturity of one year or less,  Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

         U.S. government debt securities also include securities issued or guaranteed by agencies or  instrumentalities  of the U.S.
government.  Some obligations of U.S. government agencies,  such as Government National Mortgage Association ("GNMA")  participation certificates,  are supported by the full faith and credit of the U.S.  Treasury.  GNMA Certificates are  mortgage-backed  securities representing  part  ownership of a pool of mortgage  loans.  These loans -- issued by lenders such as mortgage  bankers,  commercial banks and savings and loan  associations -- are either insured by the Federal Housing  Administration  or guaranteed by the Veterans
Administration.  A "pool" or group of such  mortgages  is  assembled  and,  after being  approved by GNMA,  is offered to  investors through  securities  dealers.  Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by
GNMA and backed by the full faith and credit of the U.S.  government.  (For  additional  information on  mortgage-backed  securities and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods.")

         Other United States  government debt  securities,  such as securities of the Federal Home Loan Banks,  are supported by the right of the issuer to borrow  from the  Treasury.  Others,  such as bonds  issued by Fannie  Mae,  a  federally  chartered  private corporation,  are  supported  only by the  credit of the  corporation.  In the case of  securities  not backed by the full faith and credit of the United States,  the Fund must look  principally to the agency issuing or guaranteeing  the obligation in the event the agency or  instrumentality  does not meet its commitments.  The Fund will invest in securities of such  instrumentalities  only when its Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

         When-Issued and  Delayed-Delivery  Transactions.  Ordinarily,  the Fund buys and sells securities on an ordinary settlement basis.  That means that the buy or sell order is sent, and the Fund actually  takes delivery or gives up physical  possession of the security on the "settlement  date," which is three business days later.  However,  the Fund also may purchase and sell securities on a when-issued or delayed-delivery basis.

         When-issued  or  delayed-delivery  transactions  occur when  securities  are  purchased or sold by the Fund and payment and delivery  take  place at an  agreed-upon  time in the  future.  The Fund may  engage  in this  practice  in an  effort  to secure an advantageous  price and yield.  However,  the yield on a comparable  security  available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed-delivery transaction was entered into.

         Additional  information on when-issued and  delayed-delivery  transactions  and their risks is included in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

Futures, Options and Other Financial Instruments.

         General.  As discussed in the Prospectus,  the Sub-adviser  may use various types of financial  instruments,  some of which are derivatives,  to attempt to manage the risk of the Fund's investments or, in certain  circumstances,  for investment (e.g., as a substitute for investing in securities).  These financial  instruments include options,  futures contracts (sometimes referred to as
"futures"),  forward  contracts,  swaps,  caps, floors and collars  (collectively,  "Financial  Instruments").  The policies in this section  do not  apply to other  types of  instruments  sometimes  referred  to as  derivatives,  such as  indexed  securities,  and mortgage-backed and other asset-backed securities.

         Hedging  strategies  can be broadly  categorized  as "short"  hedges and "long" or  "anticipatory"  hedges.  A short  hedge involves the use of a Financial  Instrument in order to partially or fully offset  potential  variations in the value of one or more investments  held in the Fund's  portfolio.  A long or  anticipatory  hedge  involves the use of a Financial  Instrument in order to partially  or fully  offset  potential  increases  in the  acquisition  cost of one or more  investments  that the Fund  intends  to acquire.  In an anticipatory  hedge  transaction,  the Fund does not already own a corresponding  security.  Rather, it relates to a security  or type of  security  that the Fund  intends  to  acquire.  If the Fund does not  eliminate  the hedge by  purchasing  the security as  anticipated,  the effect on the Fund's  portfolio  generally  is the same as if a long  position in the  security  were entered  into.  Financial  Instruments  may also be used,  in certain  circumstances,  for  investment  (e.g.,  as a substitute  for investing in securities).

         Financial  Instruments on individual  securities  generally are used to attempt to hedge against price  movements in one or more  particular  securities  positions  that the Fund  already owns or intends to acquire.  Financial  instruments  on indices,  in contrast,  generally  are used to attempt to hedge all or a portion of a portfolio  against price  movements of securities  within a market sector in which the Fund has invested or expects to invest.

         The use of Financial  Instruments is subject to applicable  regulations  of the SEC, the several  exchanges upon which they are traded, and the CFTC. In addition,  the Fund's ability to use Financial  Instruments may be limited by tax  considerations.  See this SAI under  "Additional Tax  Considerations."  In addition to the instruments and strategies  described  below,  the Sub-advisor may use other  similar or related  techniques  to the extent  that they are  consistent  with the Fund's  investment  objective  and permitted by its investment limitations and applicable regulatory authorities.

         Special  Risks.  Financial  Instruments  and their use  involve  special  considerations  and  risks,  certain of which are described below.

         (1)  Financial  Instruments  may increase the  volatility of the Fund. If the  Sub-advisor  employs a Financial  Instrument that  correlates  imperfectly  with the Fund's  investments,  a loss could  result,  regardless  of whether or not the intent was to manage risk.

         (2) There might be imperfect  correlation  between price  movements of a Financial  Instrument  and price  movements of the investment(s)  being hedged.  For example,  if the value of a Financial  Instrument used in a short hedge increased by less than the decline in value of the hedged  investment(s),  the hedge would not be fully  successful.  This might be caused by certain  kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument.

         The Fund is  authorized  to use options and futures  contracts  related to  securities  with  issuers,  maturities or other characteristics  different  from the  securities  in which it typically  invests.  This  involves a risk that the options or futures position will not track the performance of the Fund's portfolio investments.

         The  direction of options and futures  price  movements  can also diverge from the direction of the movements of the prices of their underlying  instruments,  even if the underlying  instruments match the Fund's investments well. Options and futures prices are  affected by such  factors as current and  anticipated  short-term  interest  rates,  changes in  volatility  of the  underlying instrument,  and the time remaining until expiration of the contract,  which may not affect security prices the same way.  Imperfect correlation  may also result from differing  levels of demand in the options and futures  markets and the securities  markets,  from structural  differences in how options and futures and securities are traded, or from imposition of daily price  fluctuation  limits or trading  halts.  The Fund may take  positions  in options  and  futures  contracts  with a greater or lesser  face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate  for  differences  in volatility  between the contract and the securities, although this may not be successful in all cases.

         (3) If successful,  the  above-discussed  hedging strategies can reduce risk of loss by wholly or partially  offsetting the negative effect of unfavorable price movements of portfolio  securities.  However,  such strategies can also reduce  opportunity for gain by offsetting the positive effect of favorable  price  movements.  For example,  if the Fund entered into a short hedge because the Sub-advisor  projected a decline in the price of a security in the Fund's  portfolio,  and the price of that security  increased instead,  the gain from that increase would likely be wholly or partially  offset by a decline in the value of the short position in the Financial  Instrument.  Moreover,  if the price of the Financial  Instrument  declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below,  the Fund is required to maintain assets as "cover,"  maintain  segregated  accounts or make margin payments when they take positions in Financial  Instruments  involving  obligations to third parties  (i.e.,  Financial  Instruments other  than  purchased  options).  If the Fund is unable to close  out its  positions  in such  Financial  Instruments,  it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired.

         Cover.  Positions in Financial  Instruments,  other than  purchased  options,  expose the Fund to an  obligation to another party.  The Fund will not enter into any such  transaction  unless it owns (1) an  offsetting  ("covered")  position in  securities, currencies or other options,  futures contracts or forward  contracts,  or (2) cash or liquid assets with a value,  market-to-market daily,  sufficient  to cover its  obligations  to the extent not  covered as  provided  in (1) above.  The Fund will comply with SEC guidelines  regarding cover for these  instruments and will, if the guidelines so require,  designate the prescribed  amount of cash or liquid assets as segregated.

         Assets used as cover or held as segregated cannot be sold while the position in the corresponding  Financial  Instrument is open unless they are replaced with other  appropriate  assets.  As a result,  the commitment of a large portion of the Fund's assets to cover or to hold as segregated  could impede  portfolio  management or the Fund's  ability to meet  redemption  requests or other current obligations.

         Options.  The Fund may  engage in certain  strategies  involving  options to attempt to manage the risk of its  investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

         The purchase of call options can serve as a hedge against a price rise of the  underlying  security or  instrument  and the purchase of put  options can serve as a hedge  against a price  decline of the  underlying  security  or  instrument.  Writing  call options can serve as a limited short hedge because  declines in the value of the hedged  investment would be offset to the extent of the premium  received  for writing the option.  Writing  put  options  can serve as a limited  long or  anticipatory  hedge  because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         The value of an option position will reflect,  among other things,  the current market value of the underlying  investment, the time remaining until expiration,  the relationship of the exercise price to the market price of the underlying  investment,  the price  volatility of the  underlying  investment and general market and interest rate  conditions.  Options that expire  unexercised have no value.

         The Fund may  effectively  terminate its right or obligation  under an option by entering into a closing  transaction.  For example,  the Fund may  terminate a position in a put or call option it had  purchased by writing an  identical  put or call option, which is known as a closing sale  transaction.  Closing  transactions  permit a Fund to realize profits or limit losses on an option position  prior to its  exercise  or  expiration.  If the Fund were  unable to  effect a  closing  transaction  for an option it had purchased, it would have to exercise the option to realize any profit.

                  Risks of Options on  Securities.  Options embody the  possibility of large amounts of exposure,  which will result in the Fund's net asset  value being more  sensitive  to changes in the value of the related  investment.  The Fund may  purchase or write both  exchange-traded  and OTC options.  Exchange-traded  options in the United  States are issued by a clearing  organization affiliated with the exchange on which the option is listed that, in effect,  guarantees completion of every  exchange-traded  option transaction.  In contrast,  OTC options are contracts  between a fund and its counterparty  (usually a securities  dealer or a bank)
with no clearing  organization  guarantee.  Failure by the  counterparty to make or take delivery of the underlying  investment upon exercise would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

                  Options on  Indices.  The risks of  purchasing  and  selling  options on indices  may be greater  than  options on securities.  Because  index  options are settled in cash,  when the Fund writes a call on an index it cannot  fulfill its  potential settlement  obligations  by  delivering  the  underlying  securities.  The Fund can offset  some of the risk of writing a call index option by holding a diversified  portfolio of  securities  similar to those on which the  underlying  index is based.  However,  the
Fund cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same securities as underlie the index and, as a result, it bears a risk that the value of the securities held will vary from the value of the index.

                  OTC Options.  Unlike  exchange-traded  options,  which are standardized with respect to the underlying instrument, expiration  date,  contract  size,  and strike  price,  the terms of OTC options  (options not traded on  exchanges)  generally  are established  through  negotiation  with the other party to the option contract.  While this type of arrangement  allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than  exchange-traded  options,  which are guaranteed by the clearing  organization  of the exchange where they are traded.  Generally,  OTC foreign  currency  options used by the Fund are European-style options.

         Additional  information  about options  transactions  and their risks is included in this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts  and Options on Futures  Contracts.  The  purchase of futures or call  options on futures can serve as a long or an  anticipatory  hedge,  and the sale of futures or the  purchase  of put  options on futures  can serve as a short  hedge.
Writing call options on futures  contracts  can serve as a limited  short hedge,  using a strategy  similar to that used for writing call  options on  securities  or  indices.  Similarly,  writing  put  options on futures  contracts  can serve as a limited  long or anticipatory hedge.

         In addition,  futures  strategies can be used to manage the "duration" (a measure of anticipated  sensitivity to changes in interest rates,  which is sometimes  related to the weighted average  maturity of a portfolio) and associated  interest rate risk of the Fund's  fixed-income  investments.  If the  Sub-advisor  wishes to shorten the duration of the Fund's  fixed-income  investments
(i.e.,  reduce  anticipated  sensitivity),  the Fund may sell an  appropriate  debt futures  contract or a call option  thereon,  or purchase a put option on that futures  contract.  If the  Sub-advisor  wishes to lengthen  the  duration of the Fund's  fixed-income investments  (i.e.,  increase  anticipated  sensitivity),  the Fund may buy an  appropriate  debt futures  contract or a call option thereon, or sell a put option thereon.

         At the  inception  of a futures  contract,  the Fund will be required to deposit  "initial  margin" in an amount  generally equal to 10% or less of the contract  value.  Unlike  margin in securities  transactions,  initial  margin on futures  contracts and written  options on futures  contracts does not represent a borrowing on margin,  but rather is in the nature of a performance  bond or good-faith  deposit that is returned to the Fund at the termination of the transaction if all contractual  obligations  have been satisfied.  Under  certain  circumstances,  such as periods of high  volatility,  the Fund may be required to increase  the level of initial margin deposits.

         If the Fund were unable to liquidate a futures contract or an option on a futures  contract  position due to the absence of a liquid market or the  imposition of price limits,  it could incur  substantial  losses.  The Fund would  continue to be subject to market risk with respect to the  position.  In  addition,  except in the case of purchased  options,  the Fund would  continue to be required to make daily  variation  margin  payments and might be required to continue to maintain  the position  being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

                  Risks of Futures  Contracts  and  Options  Thereon.  The  spreads at a given time  between  prices in the cash and futures  markets  (including the options on futures  markets),  due to  differences in the natures of those markets,  will fluctuate based on a number of factors.  For instance,  the liquidity of the futures market depends on  participants  entering into offsetting transactions rather than making or taking delivery.  To the extent  participants  decide to make or take delivery,  liquidity in the futures  market could be reduced,  thus  producing  price  distortion.  Due to the  possibility  of  distortion,  a hedge may not be successful.  Although  stock index futures  contracts do not require  physical  delivery,  under  extraordinary  market  conditions, liquidity of such futures contracts also could be reduced.

         For  additional  information  on futures  contracts and options on futures and their risks,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Index  Futures.  The  price of index  futures  may move  proportionately  more  than or less than the price of the securities  being hedged.  If the price of the index futures moves  proportionately  less than the price of the securities  that are the subject of the hedge,  the hedge will not be fully  effective.  Assuming the price of the  securities  being hedged has moved in an unfavorable  direction,  as anticipated  when the hedge was put into place, the Fund would be in a better position than if it had not  hedged  at all,  but  not as good as if the  price  of the  index  futures  moved  in  full  proportion  to that of the  hedged securities.  If the price of the futures  contract moves more than the price of the securities,  the Fund will  experience  either a loss or a gain on the futures  contract that will not be completely  offset by movements in the price of the securities that are the subject of the hedge.

         Where index futures are purchased in an  anticipatory  hedge,  it is possible that the market may decline  instead.  If the
Fund then decides not to invest in the  securities  at that time  because of concern as to possible  further  market  decline or for other  reasons,  it will realize a loss on the futures  contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         Foreign Currency Hedging  Strategies -- Special  Considerations.  The Fund may use options and futures contracts on foreign currencies,  as mentioned previously,  and forward currency contracts,  as described below, to attempt to hedge against movements in the values of the foreign  currencies in which the Fund's  securities are denominated or, in certain  circumstances,  for investment
(e.g.,  as a substitute for investing in securities  denominated in foreign  currency).  Currency  hedges can protect  against price movements in a security  that the Fund owns or intends to acquire that are  attributable  to changes in the value of the currency in which it is denominated.

         The Fund may seek to hedge against price movements in a particular  currency by entering into transactions  using Financial
Instruments on another  currency or a basket of currencies,  the value of which the Sub-advisor  believes will have a high degree of positive  correlation  to the value of the currency being hedged.  The risk that movements in the price of the Financial  Instrument will not correlate  perfectly with movements in the price of the currency  subject to the hedging  transaction may be increased when this strategy is used.

         The value of Financial  Instruments on foreign currencies  depends on the value of the underlying  currency relative to the
U.S. dollar.  Because foreign currency  transactions  occurring in the interbank market might involve  substantially  larger amounts than those involved in the use of such Financial  Instruments by the Fund, the Fund could be  disadvantaged by having to deal in the odd-lot market (generally  consisting of transactions of less than $1 million) for the underlying  foreign currencies at prices that are less favorable than for round lots.

         There is no systematic  reporting of last sale  information  for foreign  currencies  or any  regulatory  requirement  that quotations  available  through  dealers  or other  market  sources  be firm or  revised  on a timely  basis.  Quotation  information generally is  representative  of very large  transactions in the interbank  market and thus might not reflect  odd-lot  transactions where rates might be less  favorable.  The  interbank  market in foreign  currencies  is a global,  round-the-clock  market.  To the extent the U.S.  options or futures  markets are closed while the markets for the  underlying  currencies  remain open,  significant price and rate  movements  might take place in the  underlying  markets that cannot be  reflected  in the markets for the  Financial
Instruments until they reopen.

         Settlement  of hedging  transactions  involving  foreign  currencies  might be  required  to take place  within the country issuing the underlying  currency.  Thus, the Fund might be required to accept or make delivery of the  underlying  foreign  currency in accordance with any U.S. or foreign regulations  regarding the maintenance of foreign banking  arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency  Contracts and Foreign Currency  Deposits.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

         If the Fund uses forward  currency  contracts to hedge against a decline in the value of existing  investments  denominated in foreign  currency,  such a hedge would tend to offset both  positive and  negative  currency  fluctuations,  but would not offset changes in security  values  caused by other  factors.  The Fund could also hedge the position by entering  into a forward  currency contract to sell another  currency  (or a basket of  currencies)  expected to perform  similarly to the currency in which the Fund's existing  investments are  denominated.  This type of hedge could offer  advantages in terms of cost,  yield or efficiency,  but may not hedge currency  exposure as effectively as a simple hedge against U.S.  dollars.  This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The cost to the Fund of engaging in forward currency  contracts will vary with factors such as the currency  involved,  the length of the contract period and the market  conditions then  prevailing.  When the Fund enters into a forward  currency  contract, it relies on the  counterparty to make or take delivery of the underlying  currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

         As is the case with futures  contracts,  purchasers  and sellers of forward  currency  contracts can enter into  offsetting closing transactions,  similar to closing transactions on futures contracts, by selling or purchasing,  respectively,  an instrument identical to the instrument  purchased or sold.  Secondary markets generally do not exist for forward currency  contracts,  with the result that closing  transactions  generally  can be made for forward  currency  contracts  only by  negotiating  directly  with the counterparty.  Thus,  there can be no  assurance  that the Fund will in fact be able to close out a forward  currency  contract at a favorable price prior to maturity.  In addition,  in the event of insolvency of the counterparty,  the Fund might be unable to close out a forward  currency  contract.  In either  event,  the Fund would  continue  to be subject  to market  risk with  respect to the position,  and would  continue  to be  required  to maintain a position  in  securities  denominated  in the foreign  currency or to segregate cash or liquid assets.

         Forward currency  contracts may  substantially  change a fund's  investment  exposure to changes in currency exchange rates and could result in losses to the Fund if  currencies  do not perform as the adviser  anticipates.  There is no  assurance  that the
Sub-advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

         The Fund may also  purchase  and sell  foreign  currency  and  invest in foreign  currency  deposits.  Currency  conversion involves dealer spreads and other costs, although commissions usually are not charged.

         Additional  information  about  forward  currency  contracts  and other foreign  currency  transactions  and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Combined  Positions.  The Fund may purchase and write options or futures in combination  with each other, or in combination with futures or forward currency  contracts,  to manage the risk and return  characteristics  of its overall position.  For example, the Fund may  purchase a put option and write a call  option on the same  underlying  instrument,  in order to  construct a combined position  whose risk and return  characteristics  are similar to selling a futures  contract.  Another  possible  combined  position would  involve  writing a call option at one strike price and buying a call option at a lower price,  in order to reduce the risk of the written call option in the event of a substantial  price increase.  Because combined options  positions involve multiple trades, they result in higher transaction costs.

         Turnover.  The Funds' options and futures  activities may affect their  turnover rates and brokerage  commission  payments.
The exercise of calls or puts written by the Fund, and the sale or purchase of futures  contracts,  may cause it to sell or purchase related  investments,  thus  increasing  its  turnover  rate.  Once the Fund has  received  an  exercise  notice on an option it has written,  it cannot effect a closing  transaction in order to terminate its obligation  under the option and must deliver or receive the  underlying  securities  at the exercise  price.  The exercise of puts  purchased by the Fund may also cause the sale of related investments,  increasing turnover.  Although such exercise is within the Fund's control,  holding a protective put might cause it to sell the related  investments  for reasons that would not exist in the absence of the put. The Fund will pay a brokerage  commission each time it buys or sells a put or call or purchases or sells a futures  contract.  Such  commissions may be higher than those that would apply to direct purchases or sales.

         Swaps,  Caps,  Floors and  Collars.  The Fund is  authorized  to enter into swaps,  caps,  floors and  collars.  Additional information  on swaps,  caps and floors is included  in this SAI under  "Certain  Risk  Factors  and  Investment  Methods." A collar combines elements of buying a cap and selling a floor.

                  Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF INVESCO  Technology Fund. These  limitations are not fundamental  restrictions,  and can be changed without  shareholder approval.

         1.       The Fund may not sell securities  short (unless it owns or has the right to obtain  securities  equivalent in kind and amount to the  securities  sold short) or purchase  securities on margin,  except that (i) this policy does not prevent the Fund from entering into short positions in foreign  currency,  futures  contracts,  options,  forward  contracts,  swaps,  caps,  floors, collars and other  financial  instruments,  (ii) the Fund may obtain such  short-term  credits as are necessary for the clearance of transactions,  and (iii) the Fund may make margin payments in connection with futures contracts,  options, forward contracts, swaps, caps, floors, collars and other financial instruments.

         2.       The Fund does not  currently  intend to purchase  any  security  if, as a result,  more than 15% of its net assets would be invested in securities  that are deemed to be illiquid  because they are subject to legal or  contractual  restrictions  on resale or because they cannot be sold or disposed of in the ordinary  course of business at  approximately  the prices at which they are valued.

         3.       The Fund may invest in securities  issued by other  investment  companies to the extent that such  investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

ASAF INVESCO HEALTH SCIENCES FUND:

Investment  Objective:  The  investment  objective  of the  Fund is to  seek  growth.  The  Fund  invests  primarily  in the  equity securities of companies that develop, produce or distribute products or services related to health care.

Investment Policies:

         ADRs.  American  Depository  Receipts,  or ADRs, are securities  issued by American banks. ADRs are receipts for the shares of foreign  corporations  that are held by the bank issuing the receipt.  An ADR  entitles its holder to all  dividends  and capital gains on the underlying foreign securities,  less any fees paid to the bank.  Purchasing ADRs gives the Fund the ability to purchase the functional  equivalent of foreign  securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S.  dollars,  not  foreign  currencies.  An ADR that is  "sponsored"  means  that the  foreign  corporation  whose  shares  are represented  by the ADR is actively  involved in the issuance of the ADR, and  generally  provides  material  information  about the corporation to the U.S. market.  An "unsponsored"  ADR program means that the foreign  corporation whose shares are held by the bank is not  obligated  to disclose  material  information  in the United  States,  and,  therefore,  the market value of the ADR may not reflect important facts known only to the foreign company.  Since they mirror their underlying  foreign  securities,  ADRs generally have the same risks as investing directly in the underlying foreign securities.

         Certificates  of Deposit in Foreign Banks and U.S.  Branches of Foreign  Banks.  The Fund may maintain time deposits in and invest in U.S. dollar  denominated CDs issued by foreign banks and U.S.  branches of foreign banks.  The Fund limits  investments in foreign bank obligations to U.S. dollar  denominated  obligations of foreign banks which have more than $10 billion in assets,  have branches or agencies in the U.S., and meet other criteria established by the Company's Directors.

         The Fund may also invest in bankers'  acceptances,  time deposits and  certificates of deposit of U.S.  branches of foreign banks and foreign  branches of U.S.  banks.  Investments  in  instruments  of U.S.  branches of foreign banks will be made only with branches that are subject to the same  regulations as U.S.  banks.  Investments in instruments  issued by a foreign branch of a U.S.
bank will be made only if the  investment  risk  associated  with such  investment  is the same as that  involving an  investment in instruments  issued by the U.S. parent,  with the U.S. parent  unconditionally  liable in the event that the foreign branch fails to pay on the investment for any reason.

         Commercial  Paper.  Commercial paper is the term for short-term  promissory  notes issued by domestic  corporations to meet current  working  capital  needs.  Commercial  paper may be unsecured by the  corporation's  assets but may be backed by a letter of credit  from a bank or other  financial  institution.  The letter of credit  enhances  the paper's  creditworthiness.  The issuer is directly  responsible for payment but the bank  "guarantees"  that if the note is not paid at maturity by the issuer,  the bank will pay the principal and interest to the buyer.  The Sub-advisor  will consider the  creditworthiness  of the  institution  issuing the letter of credit,  as well as the  creditworthiness  of the issuer of the  commercial  paper,  when  purchasing  paper enhanced by a letter of credit.  Commercial paper is sold either as  interest-bearing  or on a discounted basis, with maturities not exceeding 270 days.

         Debt  Securities.  Debt  securities  include bonds,  notes and other  securities  that give the holder the right to receive fixed amounts of principal,  interest,  or both on a date in the future or on demand.  Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

         Although the Fund may invest in debt  securities  assigned  lower grade ratings by S&P or Moody's,  the Fund's  investments have generally been limited to debt securities  rated B or higher by either S&P or Moody's.  Debt  securities  rated lower than B by either  S&P or  Moody's  are  usually  considered  to be  speculative.  At the time of  purchase,  the  Sub-advisor  will limit Fund investments to debt  securities  which the Sub-advisor  believes are not highly  speculative and which are rated at least CCC by S&P or Caa by Moody's.

         A  significant  economic  downturn or  increase  in  interest  rates may cause  issuers of debt  securities  to  experience increased  financial  problems  which could  adversely  affect their  ability to pay  principal  and interest  obligations,  to meet projected  business goals,  and to obtain  additional  financing.  These conditions more severely impact issuers of lower-rated debt securities.  The market for lower-rated  straight debt securities may not be as liquid as the market for higher-rated  straight debt securities.  Therefore,  the Sub-advisor  attempts to limit purchases of lower-rated  securities to securities having an established secondary market.

         Although  bonds in the lowest  investment  grade debt category  (those rated BBB by S&P, Baa by Moody's or the  equivalent)
are regarded as having adequate capability to pay principal and interest,  they have speculative  characteristics.  Adverse economic conditions or changing  circumstances  are more likely to lead to a weakened  capacity to make principal and interest  payments than is the case for  higher-rated  bonds.  Lower-rated  bonds by Moody's  (categories  Ba, B or Caa) are of poorer quality and also have speculative  characteristics.  Bonds rated Caa may be in default or there may be present  elements of danger with respect to include those that are regarded,  on balance,  as predominantly  speculative with respect to the issuer's capacity to pay interest and repay principal in  accordance  with their terms;  BB indicates  the lowest degree of  speculation  and CCC a high degree of  speculation.
While such bonds likely will have some quality and  protective  characteristics,  these are  outweighed  by large  uncertainties  or major risk exposures to adverse  conditions.  Bonds having equivalent ratings from other ratings services will have  characteristics similar to those of the corresponding S&P and Moody's ratings.

         The Fund may invest in zero coupon bonds, step-up bonds,  mortgage-backed  securities and asset-backed securities.  Step-up bonds  initially  make no (or low) cash interest  payments but begin paying  interest (or a higher rate of interest) at a fixed time after  issuance of the bond.  The market values of step-up bonds  generally  fluctuate more in response to changes in interest rates than  interest-paying  securities of comparable term and quality.  The Fund may be required to distribute income recognized on these bonds,  even  though no cash may be paid to the Fund until the  maturity  or call date of a bond,  in order for the Fund to maintain its qualification as a regulated  investment  company.  These required  distributions  could reduce the amount of cash available for investment by the Fund.

         Additional  information  about the debt securities,  mortgage-backed  securities,  asset-backed  securities and zero coupon bonds and their risks,  including the risks of lower-rated  debt  securities,  is included in this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Domestic  Bank  Obligations.  U.S.  banks  (including  their  foreign  branches)  issue  certificates  of deposit (CDs) and bankers'  acceptances  which may be  purchased  by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund's credit rating  requirements.  CDs are issued against deposits in a commercial bank for a specified period and rate and are  normally  negotiable.  Eurodollar  CDs are  certificates  issued by a foreign  branch  (usually  London) of a U.S.
domestic bank,  and, as such,  the credit is deemed to be that of the domestic  bank.  Bankers'  acceptances  are short-term  credit instruments  evidencing  the  promise of the bank (by virtue of the bank's  "acceptance")  to pay at maturity a draft which has been drawn on it by a customer (the "drawer").  Bankers'  acceptances  are used to finance the import,  export,  transfer,  or storage of goods and reflect the  obligation of both the bank and the drawer to pay the face amount.  Both types of  securities  are subject to the ability of the issuing  bank to meet its  obligations,  and are subject to risks  common to all debt  securities.  In  addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

         Equity and Convertible Debt  Securities.  The Fund may invest in common and preferred  stocks,  and securities whose values are tied to the price of stocks,  such as rights and warrants.  Additional  information  about these types of  securities  and their risks is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund also may purchase convertible  securities including  convertible debt obligations and convertible preferred stock.
A convertible  security  entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion,  the owner of convertible  securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

         A  convertible  security has an  "investment  value" which is a  theoretical  value  determined by the yield it provides in comparison with similar  securities  without the conversion  feature.  Investment  value changes are based upon prevailing  interest rates and other  factors.  It also has a "conversion  value," which is the market value the  convertible  security  would have if it were exchanged for the underlying  equity security.  Convertible  securities may be purchased at varying price levels above or below their investment values or conversion values.

         Conversion value is a simple mathematical  calculation that fluctuates directly with the price of the underlying  security.
However,  if the conversion  value is  substantially  below the investment  value,  the market value of the convertible  security is governed  principally by its investment  value. If the conversion value is near or above  investment  value, the market value of the convertible  security  generally will rise above investment  value. In such cases, the market value of the convertible  security may be higher  than its  conversion  value,  due to the  combination  of the  convertible  security's  right to  interest  (or  dividend preference)  and the  possibility of capital  appreciation  from the  conversion  feature.  However,  there is no assurance that any premium  above  investment  value or  conversion  value will be recovered  because  prices  change and, as a result,  the ability to achieve capital appreciation through conversion may be eliminated.

         Eurobonds  and Yankee  Bonds.  The Fund may invest in bonds  issued by foreign  branches of U.S.  banks  ("Eurobonds")  and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee  bonds").  These bonds are bought and sold in
U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

         Foreign  Securities.  Investments in the securities of foreign  companies,  or companies that have their principal business activities  outside the United States,  involve certain risks not associated with investment in U.S.  companies.  Foreign securities involve  certain risks not  associated  with  investment in U.S.  companies,  which are described in more detail in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  currency  exchange rates are determined by supply and demand on the foreign  exchange  markets.  Foreign  exchange markets  are  affected  by  the  international  balance  of  payments  and  other  economic  and  financial  conditions,  government intervention,  speculation  and other  factors,  all of which are  outside the control of the Fund.  Generally,  the Fund's  foreign currency  exchange  transactions  will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

         Financial  Instruments/Derivatives.  The  Sub-advisor  may use various  types of financial  instruments,  some of which are derivatives,  to attempt to manage the risk of the Fund's  investments  or, in certain  circumstances,  for investment  (e.g.,  as a substitute for investing in securities).  These financial  instruments include options,  futures contracts (sometimes referred to as
"futures"),  forward  contracts,  swaps,  caps, floors and collars  (collectively,  "Financial  Instruments").  The policies in this section  do  not  apply  to  other  types  of  instruments  sometimes  referred  to as  derivatives,  such  as  indexed  securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

         Hedging  strategies  can be broadly  categorized  as "short"  hedges and "long" or  "anticipatory"  hedges.  A short  hedge involves the use of a Financial  Instrument in order to partially or fully offset  potential  variations in the value of one or more investments  held in the Fund's  portfolio.  A long or  anticipatory  hedge  involves the use of a Financial  Instrument in order to partially or fully offset  potential  increases in the acquisition cost of one or more investments that the Fund intends to acquire.
In an anticipatory hedge transaction,  the Fund does not already own a corresponding  security.  Rather, it relates to a security or type of  security  that the Fund  intends to  acquire.  If the Fund does not  eliminate  the hedge by  purchasing  the  security  as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into.

         Financial  Instruments may also be used, in certain  circumstances,  for investment (e.g., as a substitute for investing in securities).  Financial  Instruments on individual  securities generally are used to attempt to hedge against price movements in one or more  particular  securities  positions that the Fund already owns or intends to acquire.  Financial  Instruments on indexes,  in contrast,  generally are used to attempt to hedge all or a portion of a portfolio  against price movements of the securities  within a market sector in which the Fund has invested or expects to invest.

         The use of Financial  Instruments is subject to applicable  regulations of the Securities and Exchange  Commission ("SEC"),
the several exchanges upon which they are traded, and the Commodity Futures Trading  Commission  ("CFTC").  In addition,  the Fund's ability to use Financial Instruments will be limited by tax considerations.

         In  addition  to the  instruments  and  strategies  described  below,  the  Sub-advisor  may use other  similar  or related techniques to the extent that they are consistent with the Fund's investment  objective and permitted by its investment  limitations and applicable regulatory authorities.

         Options.  The Fund may engage in certain strategies  involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

         The purchase of call  options can serve as a hedge  against a price rise of the  underlier  and the purchase of put options can serve as a hedge  against a price  decline of the  underlier.  Writing call options can serve as a limited  short hedge  because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         Writing  put  options  can serve as a limited  long or  anticipatory  hedge  because  increases  in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         The value of an option position will reflect,  among other things,  the current market value of the underlying  investment, the time remaining until expiration,  the relationship of the exercise price to the market price of the underlying  investment,  the price  volatility of the  underlying  investment and general market and interest rate  conditions.  Options that expire  unexercised have no value.

         The Fund may  effectively  terminate its right or obligation  under an option by entering into a closing  transaction.  For example,  the Fund may terminate its  obligation  under a call or put option that it had written by purchasing an identical  call or put  option,  which is known as a closing  purchase  transaction.  Conversely,  the Fund may  terminate  a position in a put or call option it had  purchased  by  writing  an  identical  put or call  option,  which is known as a closing  sale  transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         Options on Indices.  The risks of  purchasing  and selling  options on indexes may be greater than  options on  securities.
Because  index  options are  settled in cash,  when the Fund writes a call on an index it cannot  fulfill its  potential  settlement obligations  by  delivering  the  underlying  securities.  The Fund can offset  some of the risk of  writing a call index  option by holding a diversified  portfolio of securities  similar to those on which the underlying index is based.  However,  the Fund cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         OTC Options. Unlike exchange-traded  options, which are standardized with respect to the underlying instrument,  expiration date,  contract  size,  and strike  price,  the terms of OTC options  (options not traded on exchanges)  generally  are  established through  negotiation with the other party to the option contract.  While this type of arrangement  allows the Fund great flexibility to tailor the option to its needs, OTC options generally  involve greater risk than  exchange-traded  options,  which are guaranteed by the clearing organization of the exchange where they are traded.

         Additional  information  about options  transactions  and their risks is included in this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts  and Options on Futures  Contracts.  The  purchase of futures or call  options on futures can serve as a long or an  anticipatory  hedge,  and the sale of futures or the  purchase  of put  options on futures  can serve as a short  hedge.
Writing call options on futures  contracts  can serve as a limited  short hedge,  using a strategy  similar to that used for writing call  options on  securities  or  indexes.  Similarly,  writing  put  options on futures  contracts  can serve as a limited  long or anticipatory hedge.

         In addition,  futures  strategies can be used to manage the "duration" (a measure of anticipated  sensitivity to changes in interest rates,  which is sometimes  related to the weighted average  maturity of a portfolio) and associated  interest rate risk of the Fund's fixed-income  portfolio.  If the Sub-Advisor wishes to shorten the duration of the Fund's  fixed-income  portfolio (i.e., reduce  anticipated  sensitivity),  the Fund may sell an appropriate debt futures  contract or a call option thereon,  or purchase a put option on that  futures  contract.  If the  Sub-advisor  wishes to lengthen the  duration of the Fund's  fixed-income  portfolio
(i.e.,  increase anticipated  sensitivity),  the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

         At the inception of a futures  contract,  the Fund is required to deposit  "initial margin" in an amount generally equal to
10% or less of the contract  value.  Initial margin must also be deposited when writing a call or put option on a futures  contract, in accordance with applicable exchange rules.  Subsequent  "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as  "marking-to-market."  Unlike margin in securities transactions,  initial  margin on futures  contracts  and written  options on futures  contracts  does not  represent a borrowing on margin,  but rather is in the nature of a performance bond or good-faith  deposit that is returned to the Fund at the termination of the  transaction  if all  contractual  obligations  have been  satisfied.  Under  certain  circumstances,  such as  periods  of high volatility, the Fund may be required to increase the level of initial margin deposits.

         If the Fund were unable to liquidate a futures contract or an option on a futures  contract  position due to the absence of a liquid market or the  imposition of price limits,  it could incur  substantial  losses.  The Fund would  continue to be subject to market risk with respect to the  position.  In  addition,  except in the case of purchased  options,  the Fund would  continue to be required to make daily  variation  margin  payments and might be required to continue to maintain  the position  being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

         Index Futures.  For additional  information on futures  contracts and options on futures and their risks,  see this SAI and the  Company's  Prospectus  under  "Certain  Risk  Factors  and  Investment  Methods."  The  price  of the  index  futures  may move proportionately  more  than or less  than the  price of the  securities  being  hedged.  If the  price of the  index  futures  moves proportionately  less than the price of the  securities  that are the subject of the hedge,  the hedge will not be fully  effective.
Assuming the price of the securities  being hedged has moved in an  unfavorable  direction,  as  anticipated  when the hedge was put into place,  the Fund would be in a better  position  than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged  securities.  However,  if the price of the securities being hedged has moved in a favorable  direction,  this advantage will be partially offset by movement of the price of the futures  contract.  If the price of the  futures  contract  moves  more than the price of the  securities,  the Fund will  experience  either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

         Where index futures are purchased in an  anticipatory  hedge,  it is possible that the market may decline  instead.  If the
Fund then decides not to invest in the  securities  at that time  because of concern as to possible  further  market  decline or for other  reasons,  it will realize a loss on the futures  contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         Foreign  Currency Hedging  Strategies--Special  Considerations.  The Fund may use options and futures  contracts on foreign currencies,  as mentioned previously,  and forward currency contracts,  as described below, to attempt to hedge against movements in the values of the foreign  currencies in which the Fund's  securities are denominated or, in certain  circumstances,  for investment
(e.g.,  as a substitute for investing in securities  denominated in foreign  currency).  Currency  hedges can protect  against price movements in a security  that the Fund owns or intends to acquire that are  attributable  to changes in the value of the currency in which it is denominated.

         The Fund might seek to hedge against  changes in the value of a particular  currency when no Financial  Instruments on that currency are available or such Financial  Instruments  are more expensive than certain other Financial  Instruments.  In such cases, the Fund may seek to hedge against price movements in that currency by entering into  transactions  using  Financial  Instruments on another  currency  or a basket of  currencies,  the value of which the  Sub-advisor  believes  will have a high  degree of  positive correlation to the value of the currency being hedged.  The risk that  movements in the price of the Financial  Instrument  will not correlate  perfectly  with  movements in the price of the currency  subject to the hedging  transaction  may be increased  when this strategy is used.

         The value of Financial  Instruments on foreign currencies  depends on the value of the underlying  currency relative to the
U.S. dollar.  Because foreign currency  transactions  occurring in the interbank market might involve  substantially  larger amounts than those  involved in the use of such  Financial  Instruments,  the Fund could be  disadvantaged  by having to deal in the odd-lot market  (generally  consisting of  transactions  of less than $1 million) for the underlying  foreign  currencies at prices that are less favorable than for round lots.

         There is no systematic  reporting of last sale  information  for foreign  currencies  or any  regulatory  requirement  that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation  information generally is representative  of very large  transactions in the interbank market and thus might not reflect odd-lot  transactions  where rates might be less favorable.  The interbank market in foreign  currencies is a global,  round-the-clock  market.  To the extent the U.S.
options or futures  markets are closed  while the markets for the  underlying  currencies  remain open,  significant  price and rate movements  might take place in the underlying  markets that cannot be reflected in the markets for the Financial  Instruments  until they reopen.

         Settlement  of hedging  transactions  involving  foreign  currencies  might be  required  to take place  within the country issuing the underlying  currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign  regulations  regarding the maintenance of foreign  banking  arrangements by U.S.  residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency  Contracts and Foreign Currency  Deposits.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

         The Fund may also use  forward  currency  contracts  to hedge  against  a  decline  in the  value of  existing  investments denominated in foreign currency.  Such a hedge would tend to offset both positive and negative currency fluctuations,  but would not offset  changes in security  values  caused by other  factors.  The Fund could also hedge the  position  by entering  into a forward currency contract to sell another currency  expected to perform  similarly to the currency in which the Fund's existing  investments are  denominated.  This type of hedge could offer  advantages  in terms of cost,  yield or  efficiency,  but may not hedge  currency exposure as  effectively  as a simple hedge  against U.S.  dollars.  This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Fund may also use forward  currency  contracts in one currency or a basket of  currencies  to attempt to hedge  against fluctuations  in the value of securities  denominated in a different  currency if the Sub-advisor  anticipates  that there will be a positive correlation between the two currencies.

         The cost to the Fund of engaging in forward  currency  contracts  varies with factors such as the  currency  involved,  the length of the contract period and the market  conditions then  prevailing.  Because forward  currency  contracts are usually entered into on a principal  basis, no fees or commissions are involved.  When the Fund enters into a forward currency  contract,  it relies on the  counterparty  to make  or take  delivery  of the  underlying  currency  at the  maturity  of the  contract.  Failure  by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

         As is the case with futures  contracts,  purchasers  and sellers of forward  currency  contracts can enter into  offsetting closing transactions,  similar to closing transactions on futures contracts, by selling or purchasing,  respectively,  an instrument identical to the instrument  purchased or sold.  Secondary markets generally do not exist for forward currency  contracts,  with the result that closing  transactions  generally  can be made for forward  currency  contracts  only by  negotiating  directly  with the counterparty.  Thus,  there can be no  assurance  that the Fund will in fact be able to close out a forward  currency  contract at a favorable price prior to maturity.  In addition,  in the event of insolvency of the counterparty,  the Fund might be unable to close out a forward  currency  contract.  In either  event,  the Fund would  continue  to be subject  to market  risk with  respect to the position,  and would  continue  to be  required  to maintain a position  in  securities  denominated  in the foreign  currency or to segregate cash or liquid assets.

         Forward currency  contracts may substantially  change the Fund's investment  exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Sub-advisor  anticipates.  There is no assurance that the
Sub-advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

         The Fund may also  purchase  and sell  foreign  currency  and  invest in foreign  currency  deposits.  Currency  conversion involves dealer spreads and other costs, although commissions usually are not charged.

         Additional  information  about  forward  currency  contracts  and other foreign  currency  transactions  and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Combined  Positions.  The Fund may purchase and write options or futures in combination  with each other, or in combination with futures or forward currency  contracts,  to manage the risk and return  characteristics  of its overall position.  For example, the Fund may  purchase a put option and write a call  option on the same  underlying  instrument,  in order to  construct a combined position whose risk and return  characteristics are similar to selling a futures contract.  Another possible combined position would involve  writing a call  option at one strike  price and buying a call option at a lower  price,  in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades,  they result in higher transaction costs.

         Turnover.  The Fund's options and futures  activities may affect their  turnover rates and brokerage  commission  payments.
The exercise of calls or puts written by the Fund, and the sale or purchase of futures  contracts,  may cause it to sell or purchase related  investments,  thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot  effect a closing  transaction  in order to  terminate  its  obligation  under the option and must  deliver or receive the underlying  securities  at the  exercise  price.  The  exercise  of puts  purchased  by the Fund may also  cause the sale of related investments,  increasing turnover.  Although such exercise is within the Fund's control,  holding a protective put might cause it to sell the related  investments  for reasons that would not exist in the absence of the put. The Fund will pay a brokerage  commission each time it buys or sells a put or call or purchases or sells a futures  contract.  Such  commissions may be higher than those that would apply to direct purchases or sales.

         Swaps,  Caps,  Floors and  Collars.  The Fund is  authorized  to enter into swaps,  caps,  floors and  collars.  Additional information  about forward currency  contracts and other foreign  currency  transactions and their risks is included in this SAI and the  Company's  Prospectus  under  "Certain Risk Factors and  Investment  Methods." A collar  combines  elements of buying a cap and selling a floor.

         Investment  Company  Securities.  The Fund may invest in securities  issued by other  investment  companies  that invest in short-term  debt  securities  and seek to maintain a net asset value of $1.00 per share ("money  market  funds").  The Fund also may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment  companies.  SPDRs are investment companies whose  portfolios  mirror the  compositions  of specific S&P indices,  such as the S&P 500 and the S&P 400.  SPDRs are traded on the
American Stock Exchange.  SPDR holders such as the Fund are paid a "Dividend  Equivalent  Amount" that  corresponds to the amount of cash dividends  accruing to the securities held by the SPDR Trust, net of certain fees and expenses.  The Investment  Company Act of
1940, as amended (the "1940 Act"),  limits  investments in securities of other investment  companies,  such as the SPDR Trust. These limitations  include,  among  others,  that,  subject to certain  exceptions,  no more than 10% of the  Fund's  total  assets may be invested in securities of other investment  companies,  no more than 5% of its total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the outstanding shares of any investment company.

         Additional  information on investing in other  investment  companies and its risks is included in the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         REITS -- Real Estate  Investment  Trusts are  investment  trusts that invest  primarily  in real estate and  securities  of businesses  connected to the real estate industry.  A REIT is a managed  portfolio of real estate  investments.  Certain REITs holds equity  positions in real estate and provides  their  shareholders  with income from the leasing of its properties and capital gains from any sales of  properties.  Other REITs  specialize in lending money to  developers of properties  and pass any interest  income earned  to  their  shareholders.  REITs  are  dependent  upon  management  skills  of  their  operators.  REITs  generally  are  not diversified,  and are,  therefore,  subject to the risk of  financing a few projects or an  unlimited  number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

         Securities  Lending.  The Fund may lend its portfolio  securities.  The advantage of lending  portfolio  securities is that the Fund  continues  to have the  benefits  (and risks) of  ownership  of the loaned  securities,  while at the same time  receiving interest  from the borrower of the  securities.  The primary  risk in lending  portfolio  securities  is that a borrower may fail to return a portfolio security.

         Sovereign Debt. In certain  emerging  countries,  the central  government and its agencies are the largest debtors to local and foreign banks and others.  Sovereign  debt involves the risk that the  government,  as a result of political  considerations  or cash flow  difficulties,  may fail to make  scheduled  payments of interest or principal and may require  holders to  participate in rescheduling of payments or even to make additional loans. If an emerging country  government  defaults on its sovereign debt, there is likely to be no legal proceeding  under which the debt may be ordered repaid,  in whole or in part. The ability or willingness of a foreign  sovereign  debtor to make  payments of  principal  and  interest in a timely  manner may be  influenced  by,  among other factors,  its cash flow, the magnitude of its foreign  reserves,  the availability of foreign exchange on the payment date, the debt service burden to the economy as a whole, the debtor's then current  relationship with the International  Monetary Fund and its then current political  constraints.  Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive  internal  debt.  Among other effects,  high  inflation and internal debt service  requirements  may adversely affect the cost and  availability of future domestic  sovereign  borrowing to finance  government  programs,  and may have other adverse social,  political and economic consequences,  including effects on the willingness of such countries to service their sovereign  debt. An emerging  country  government's  willingness  and ability to make timely payments on its sovereign debt also are likely to be heavily  affected  by the  country's  balance of trade and its access to trade and other  international  credits.  If a country's  exports are  concentrated  in a few  commodities,  such country would be more  significantly  exposed to a decline in the international  prices  of one or more  of such  commodities.  A rise in  protectionism  on the  part  of its  trading  partners,  or unwillingness  by such partners to make payment for goods in hard  currency,  could also adversely  affect the country's  ability to export its  products  and repay its debts.  Sovereign  debtors may also be dependent  on expected  receipts  from such  agencies and others abroad to reduce principal and interest  arrearages on their debt.  However,  failure by the sovereign debtor or other entity to  implement  economic  reforms  negotiated  with  multilateral  agencies  or  others,  to  achieve  specified  levels of  economic performance,  or to make other debt payments when due, may cause third parties to terminate  their  commitments  to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

         The Fund may invest in debt  securities  issued  under the "Brady  Plan" in  connection  with  restructurings  in  emerging country debt markets or earlier loans.  These  securities,  often  referred to as "Brady Bonds," are, in some cases,  denominated in
U.S. dollars and  collateralized  as to principal by U.S.  Treasury zero coupon bonds having the same maturity.  At least one year's interest  payments,  on a rolling basis,  are  collateralized  by cash or other  investments.  Brady Bonds are actively traded on an over-the-counter  basis in the secondary  market for emerging  country debt  securities.  Brady Bonds are lower-rated  bonds and are highly volatile.

         U.S.  Government  Securities.  The Fund may, from time to time,  purchase debt  securities  issued by the U.S.  government.
These  securities  include  Treasury bills,  notes,  and bonds.  Treasury bills have a maturity of one year or less,  Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

         U.S. government debt securities also include securities issued or guaranteed by agencies or  instrumentalities  of the U.S.
government.  Some obligations of U.S. government agencies,  which are established under the authority of an act of Congress, such as
Government National Mortgage  Association  ("GNMA")  Participation  Certificates,  are supported by the full faith and credit of the
U.S.  Treasury.  GNMA Certificates are  mortgage-backed  securities  representing part ownership of a pool of mortgage loans.  These loans -- issued by lenders such as mortgage  bankers,  commercial  banks and savings and loan  associations -- are either insured by the Federal Housing  Administration or guaranteed by the Veterans  Administration.  A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors  through  securities  dealers.  Once approved by GNMA, the timely payment of interest and principal on each  mortgage is  guaranteed  by GNMA and backed by the full faith and credit of the U.S.  government.
The market value of GNMA  Certificates is not guaranteed.  GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity,  as is the case with a bond.  GNMA
Certificates are called  "pass-through"  securities because both interest and principal payments (including  prepayments) are passed through to the holder of the GNMA Certificate.

         Other United States  government debt  securities,  such as securities of the Federal Home Loan Banks,  are supported by the right of the issuer to borrow  from the  Treasury.  Others,  such as bonds  issued by Fannie  Mae,  a  federally  chartered  private corporation,  are  supported  only by the  credit of the  corporation.  In the case of  securities  not backed by the full faith and credit of the United States,  the Fund must look  principally to the agency issuing or guaranteeing  the obligation in the event the agency or  instrumentality  does not meet its commitments.  The Fund will invest in securities of such  instrumentalities  only when the Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

         When-Issued/Delayed  Delivery.  The Fund normally buys and sells  securities on an ordinary  settlement  basis.  That means that the buy or sell order is sent,  and the Fund  actually  takes  delivery or gives up physical  possession of the security on the
"settlement date," which is three business days later.  However,  the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

         When-issued  or delayed  delivery  transactions  occur when  securities  are  purchased or sold by the Fund and payment and delivery  take  place at an  agreed-upon  time in the  future.  The Fund may  engage  in this  practice  in an  effort  to secure an advantageous  price and yield.  However,  the yield on a comparable  security  available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed  delivery  transaction was entered into. When the Fund engages in when-issued  and delayed  delivery  transactions,  it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised,  that failure may result in the Fund missing the  opportunity  of obtaining a price or yield  considered  to be  advantageous.  No payment or delivery is made by the Fund until it receives  delivery or payment  from the other party to the transaction.  However,  fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will:

         1.       Not sell securities short (unless it owns or has the right to obtain  securities  equivalent in kind and amount to the  securities  sold short) or purchase  securities on margin,  except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency,  futures contracts,  options,  forward contracts,  swaps, caps, floors,  collars and other financial  instruments,  (ii) the Fund may obtain such short-term  credits as are necessary for the clearance of  transactions,  and
(iii) the Fund may make margin payments in connection with futures  contracts,  options,  forward  contracts,  swaps,  caps, floors, collars and other financial instruments.

         2.       Borrow money only from a bank or from an open-end  management  investment company managed by the Sub-advisor or an affiliate or a successor  thereof for temporary or emergency  purposes  (not for  leveraging or investing) or by engaging in reverse repurchase  agreements  with any party  (reverse  repurchase  agreements  will be treated as  borrowings  for purposes of the Fund's fundamental limitation on borrowings.

         3.       Purchase any security if, as a result,  more than 15% of its net assets would be invested in  securities  that are deemed to be illiquid  because  they are subject to legal or  contractual  restrictions  on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         4.       Invest in securities issued by other investment  companies only to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

ASAF PROFUND MANAGED OTC FUND:

Investment  Objective:  The investment  objective of the Fund is to provide investment results that correspond to the performance of a benchmark  for  securities  that are traded in the  over-the-counter  market.  The Fund's  current  benchmark is a multiple of the
NASDAQ 100 Index.

Investment Policies:

         Borrowing.  The Fund may borrow  money to  facilitate  management  of the Fund's  portfolio  by  enabling  the Fund to meet redemption requests when the liquidation of portfolio  instruments would be inconvenient or  disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

         As required by the 1940 Act, the Fund must maintain  continuous  asset coverage  (total assets,  including  assets acquired with borrowed  funds,  less  liabilities  exclusive of borrowings) of 300% of all amounts  borrowed.  Maintenance of this percentage limitation  may result in the sale of portfolio  securities  at a time when  investment  considerations  otherwise  indicate that it would be disadvantageous to do so.

         The Fund is  authorized to pledge  portfolio  securities  as the  Sub-advisor  deems  appropriate  in  connection  with any borrowings.  Additional  information  about  borrowing  is included in the  Company's  Prospectus  under  "Certain  Risk Factors and
Investment Methods."

         Other  Investment  Companies.  The Fund may invest in other  investment  companies to the extent  permitted by the 1940 Act and rules and  regulations  thereunder,  and, if applicable,  exemptive  orders granted by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment  company,  the Fund's  shareholders will indirectly bear the Fund's  proportionate  share of the fees and expenses paid by such other  investment  company,  including  advisory  fees, in addition to both the  management  fees payable  directly by the Fund to the Fund's  Investment  Manager and the other  expenses that the Fund bears  directly in connection with the Fund's own operations.

         Lending of Portfolio  Securities.  Subject to the  investment  restrictions  set forth below,  the Fund may lend  portfolio securities to brokers,  dealers,  and financial  institutions,  provided that cash equal to at least 100% of the market value of the securities  loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated  account  pursuant to applicable  regulations.  Loans would be subject to termination  by the borrower on one day's notice.  Borrowed  securities  must be returned when the loan is  terminated.  Any gain or loss in the market price of the borrowed  securities  which occurs during the term of the loan inures to the Fund and the Fund's  shareholders.  The Fund may pay reasonable finders,  borrowers,  administrative, and custodial  fees in  connection  with a loan.  For  additional  discussion  about this  practice,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Options  Transactions.  The Fund may engage in options  transactions  as set forth below.  A description  of and additional information on these  instruments and their risks are included in this SAI and Company's  Prospectus under "Certain Risk Factors and
Investment  Methods." Certain other  information risks pertaining to these investment  strategies are described in the sections that follow.

                   Options on  Securities.  The Fund may buy call  options  and write  (sell)  put  options  on  securities  for the purpose of realizing the Fund's investment objective.

                   Options on Security  Indices.  The Fund may purchase  call and put options and write put options on stock indices listed on  national  securities  exchanges  or traded in the  over-the-counter  market as an  investment  vehicle for the purpose of realizing the Fund's investment objective.

         When the Fund writes an option on an index,  the Fund will be required to deposit  and  maintain  with a custodian  cash or liquid  securities  equal in value to the aggregate  exercise  price of a put or call option  pursuant to the  requirements  and the rules of the  applicable  exchange.  If, at the close of business on any day, the market  value of the  deposited  securities  falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

         Stock Index Futures  Contracts.  The Fund may buy and sell stock index futures  contracts and related options (with respect to any stock  index) that are traded on a  recognized  stock  exchange or board of trade.  When the Fund  purchases or sells a stock index futures contract,  or sells an option thereon,  the Fund "covers" its position.  To cover its position,  the Fund may maintain with its custodian bank (and  marked-to-market  on a daily basis),  a segregated  account  consisting of cash or other liquid assets that, when added to any amounts  deposited with a futures  commission  merchant as initial margin,  are equal to the market value of the futures  contract.  If the Fund engages in the described  securities  trading  practices  and properly  segregates  assets,  the segregated  account will function as a practical  limit on the amount of leverage  which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio  securities.  Additionally,  such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

         The Fund may cover its long position in a futures  contract by purchasing a put option on the same futures  contract with a strike  price  (i.e.,  an exercise  price) as high or higher  than the price of the futures  contract.  In the  alternative,  if the strike  price of the put is less than the price of the futures  contract,  the Fund will  maintain in a  segregated  account cash or other liquid  assets  equal in value to the  difference  between the strike price of the put and the price of the futures  contract.
The Fund may also cover its long  position  in a futures  contract  by taking a short  position in the  instruments  underlying  the futures  contract,  or by taking  positions in instruments with prices which are expected to move relatively  consistently  with the futures  contract.  A Fund may "cover" a short  position in a futures  contract by owning the  instruments  underlying  the contract
(or, in the case of an index futures  contract,  a portfolio the value of which is expected to fluctuate in a substantially  similar manner to the index on which the futures  contract is based),  or by taking  positions in instruments with prices which are expected to move  relatively  consistently  with the futures  contract.  The Fund may also cover its short position in a futures  contract by holding a call  option  permitting  the Fund to  purchase  the same  futures  contract  at a price no  higher  than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         The Fund may cover its sale of a call option on a futures  contract by taking a long  position  in the  underlying  futures contract at a price less than or equal to the strike  price of the call  option.  In the  alternative,  if the long  position in the underlying  futures  contracts is  established  at a price greater than the strike price of the written  (sold) call,  the Fund will maintain in a segregated  account cash or other liquid assets equal in value to the difference  between the strike price of the call and the price of the futures  contract.  The Fund may also cover its sale of a call option by taking  positions in instruments  with prices which are expected to move  relatively  consistently  with the call option.  The Fund may cover its sale of a put option on a futures  contract by taking a short  position in the  underlying  futures  contract at a price  greater  than or equal to the strike price of the put option,  or, if the short  position in the  underlying  futures  contract is  established  at a price less than the strike price of the written put, the Fund will  maintain in a segregated  account cash or other liquid  assets equal in value to the difference  between  the strike  price of the put and the price of the futures  contract.  The Fund may also cover its sale of a put option by taking  positions  in  instruments  with prices which are expected to move  relatively  consistently  with the put option.
Additional  information on Futures and their risks is included in this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio  Turnover.  The Fund's  portfolio  turnover rate to a great extent will depend on the purchase,  redemption,  and exchange  activity  of the Fund,  it is very  difficult  to estimate  what the Fund's  actual  turnover  rate will be in the future.
However,  the  Sub-advisor  anticipates  that the  portfolio  turnover may equal or exceed 100%.  For an  additional  discussion  of portfolio turnover, see this SAI under "Portfolio Transactions" and the Company's Prospectus under "Portfolio Turnover."

         Short Sales  Against the Box.  The Fund may engage in short sales  "against  the box".  The Fund may make a short sale when the Fund wants to sell the  security  the Fund owns at a current  attractive  price,  in order to hedge or limit the exposure of the
Fund's  position.  For further  information  about this  practice,  please refer to the  Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Tracking Error.  Although the Fund does not expect that the returns per day will deviate  substantially  from its benchmark by more than ten percent,  several factors may affect the ability of the Fund to achieve  investment  results.  Among these are: (1)
Fund expenses,  including brokerage (which may be increased by high portfolio turnover);  (2) less than all of the securities in the benchmark being held by the Fund and securities not included in the benchmark  being held by the Fund; (3) an imperfect  correlation between the  performance  of  instruments  held by the Fund,  such as futures  contracts  and options,  and the  performance  of the underlying  securities in the cash market;  (4) bid-ask  spreads (the effect of which may be increased by portfolio  turnover);  (5)
the Fund holds  instruments  traded in a market that has become  illiquid or  disrupted;  (6) Fund share prices being rounded to the nearest  cent;  (7)  changes to the  benchmark  index  that are not  disseminated  in  advance;  (8) the need to conform  the Fund's portfolio  holdings to comply with  investment  restrictions  or policies or  regulatory or tax law  requirements;  or (9) timing in receiving shareholder activity.

         U.S.  Government  Securities.  The Fund may invest in U.S.  Government  Securities.  Securities issued or guaranteed by the
U.S.  Government  or its agencies or  instrumentalities  include U.S.  Treasury  securities,  which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates,  maturities,  and times of issuance.  U.S. Treasury bills have initial  maturities of one year or less; U.S.  Treasury notes have initial  maturities of one to ten years;  and U.S.  Treasury bonds  generally  have initial  maturities of greater than ten years.  Certain U.S.  Government  Securities are issued or guaranteed by agencies  or  instrumentalities  of the U.S.  Government  including,  but not limited to,  Fannie Mae,  the  Government  National
Mortgage  Association,  the Small  Business  Administration,  the Federal Farm Credit  Administration,  the Federal Home Loan Banks,
Banks for  Cooperatives  (including the Central Bank for  Cooperatives),  the Federal Land Banks,  the Federal  Intermediate  Credit
Banks, the Tennessee Valley Authority,  the Export-Import Bank of the United States, the Commodity Credit  Corporation,  the Federal
Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

         Some  obligations  issued or  guaranteed  by U.S.  Government  agencies  and  instrumentalities,  including,  for  example,
Government  National  Mortgage  Association  pass-through  certificates,  are  supported  by the full  faith and  credit of the U.S.
Treasury.  Other  obligations  issued by or  guaranteed  by Federal  agencies,  such as those  securities  issued by Fannie Mae, are supported by the discretionary  authority of the U.S. Government to purchase certain obligations of the Federal agency,  while other obligations  issued by or guaranteed by Federal  agencies,  such as those of the Federal Home Loan Banks, are supported by the right
of  the  issuer  to  borrow  from  the  U.S.  Treasury.   While  the  U.S.  Government  provides  financial  support  to  such  U.S.
Government-sponsored  Federal  agencies,  no assurance  can be given that the U.S.  Government  will always do so,  because the U.S.
Government is not so obligated by law. U.S.  Treasury  notes and bonds  typically pay coupon  interest  semi-annually  and repay the principal at maturity.

         When-Issued and Delayed-Delivery  Securities.  The Fund may purchase securities on a when-issued or delayed-delivery  basis
(i.e.,  delivery and payment can take place  between a month and 120 days after the date of the  transaction).  At the time the Fund makes the commitment to purchase  securities on a when-issued or  delayed-delivery  basis,  the Fund will record the transaction and thereafter  reflect the value of the  securities  each day in  determining  the Fund's net asset  value.  The Fund will not purchase securities  on a  when-issued  or  delayed-delivery  basis if,  as a result,  more than 15% of the  Fund's  net  assets  would be so invested.  At the time of delivery of the  securities,  the value of the  securities  may be more or less than the  purchase  price.
The Fund will also  establish a segregated  account with the Fund's  custodian  bank in which the Fund will  maintain cash or liquid securities equal to or greater in value than the Fund's purchase  commitments for such when-issued or  delayed-delivery  securities.
The  Sub-advisor  does not believe  that the Fund's net asset value or income will be adversely  affected by the Fund's  purchase of securities on a when-issued or delayed-delivery  basis. For more information about when-issued  securities,  please see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.  Invest in warrants.

         2.  Invest in real estate limited partnerships.

         3.  Invest in mineral leases.

         4. Pledge,  mortgage,  or hypothecate the Fund's assets,  except to the extent necessary to secure permitted borrowings and to the extent  related to the deposit of assets in escrow in connection  with (i) the writing of covered put and call options,  (ii)
the purchase of securities on a forward-commitment  or delayed-delivery  basis, and (iii) collateral and initial or variation margin arrangements with respect to currency  transactions,  options,  futures contracts,  including those relating to indices, and options on futures contracts or indices.

         5. Make short sales of portfolio  securities or purchase any portfolio  securities  on margin,  except for such  short-term credits as are  necessary for the clearance of  transactions.  The deposit or payment by the Fund of initial or variation  margin in connection  with futures or options  transactions  is not considered to be a securities  purchase on margin.  The Fund may engage in short  sales if, at the time of the short  sale,  the Fund owns or has the right to acquire an equal  amount of the  security  being sold at no additional cost ("selling against the box").

ASAF ALLIANCE GROWTH FUND:

Investment  Objective:  The Fund's  investment  objective is to seek long-term  growth of capital by investing  predominantly in the equity  securities  (common stocks,  securities  convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large,  carefully  selected,  high-quality U.S.  companies that, in the judgment of the Fund's
Sub-advisor, are likely to achieve superior earnings growth.

Investment Policies:

         The  Sub-advisor's  research staff generally  follows a primary research  universe of approximately  500 companies that are considered by the Sub-advisor to have strong management,  superior industry  positions,  excellent balance sheets and the ability to demonstrate  superior  earnings  growth.  As one of the largest  multi-national  investment  firms,  the  Sub-advisor  has access to considerable  information  concerning all of the companies followed, an in-depth  understanding of the products,  services,  markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

         The  Sub-advisor's  analysts  prepare their own earnings  estimates and financial models for each company  followed.  While each analyst has responsibility for following  companies in one or more identified sectors and/or industries,  the lateral structure of the Sub-advisor's  research  organization and constant  communication  among the analysts result in decision-making  based on the relative  attractiveness  of stocks among industry  sectors.  The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company,  industry and economic  fundamentals.  Research emphasis is placed on the identification of companies whose substantially  above average  prospective  earnings growth is not fully reflected in current market valuations.

         The Sub-advisor  continually  reviews its primary research  universe of  approximately  500 companies to maintain a list of favored  securities,  the "Alliance 100,"  considered by the Sub-advisor to have the most clearly  superior  earnings  potential and valuation  attraction.  The  Sub-advisor's  concentration  on a limited  universe  of  companies  allows it to devote its  extensive resources to constant  intensive  research of these  companies.  Companies are constantly added to and deleted from the Alliance 100 as their  fundamentals and valuations  change.  The  Sub-advisor's  Large Cap Growth Group, in turn,  further  refines,  on a weekly basis,  the selection  process for the Fund with each portfolio  manager in the Group selecting 25 such companies that appear to the manager most attractive at current prices.  These  individual  ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded  stocks,  the "Favored 25."  Approximately  70% of the Fund's net assets will usually be invested in the
Favored 25 with the balance of the Fund's  investment  portfolio  consisting  principally  of other stocks in the Alliance 100. Fund emphasis upon  particular  industries or sectors is a by-product of the stock  selection  process rather than the result of assigned targets or ranges.

         The Sub-advisor expects the average weighted market  capitalization of companies  represented in the Fund (i.e., the number of a company's shares  outstanding  multiplied by the price per share) to normally be in the range of or exceed the average weighted market  capitalization of companies  comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggregate  performance of a selected portfolio of publicly traded stocks,  including monthly adjustments to reflect the  reinvestment of dividends and  distributions.  Investments will be made upon their potential for capital appreciation.

         Convertible  Securities.  The Fund may invest in convertible  securities,  which are  convertible at a stated exchange rate into common stock.  Prior to their  conversion,  convertible  securities have the same general  characteristics  as  non-convertible debt  securities,  as they provide a stable stream of income with  generally  higher  yields than those of equity  securities of the same or similar  issuers.  As with all debt  securities,  the market value of  convertible  securities  tends to decline as interest rates increase and,  conversely,  to increase as interest rates decline.  Convertible  securities  generally offer lower interest or dividend  yields than  non-convertible  debt  securities  of similar  quality.  However,  when the market  price of the common stock underlying  a  convertible  security  increases,  the  price of the  convertible  security  increasingly  reflects  the value of the underlying  common stock and may rise  accordingly.  As the market price of the underlying  common stock  declines,  the convertible security tends to trade  increasingly  on a yield basis,  and thus may not  depreciate to the same extent as the  underlying  common stock.  Convertible  securities  rank senior to common stocks on an issuer's  capital  structure.  They are  consequently  of higher quality and entail less risk than the issuer's  common  stock,  although  the extent to which such risk is reduced  depends in large measure upon the degree to which the  convertible  security  sells above its value as a fixed income  security.  The Fund may invest up to 20% of its net assets in the  convertible  securities  of companies  whose common stocks are eligible for purchase by the Fund under the investment  policies  described above.  Additional  information about convertible  securities is included in the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Rights  and  Warrants.  The Fund may invest up to 5% of its net  assets in rights or  warrants,  but will do so only if the equity  securities  themselves are deemed  appropriate by the Sub-advisor for inclusion in the Fund. Rights and warrants may be more speculative  than  certain  other types of  investments  in that they do not  entitle a holder to  dividends  or voting  rights with respect to the securities  which may be purchased nor do they represent any rights in the assets of the issuing  company.  Also, the value of a right or warrant does not necessarily change with the value of the underlying  securities.  Additional  information about warrants is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Fund may  invest up to 15% of the value of its total  assets in  securities  of  foreign  issuers whose common  stocks are  eligible  for purchase by the Fund under the  investment  policies  described  above.  For purposes of the
Fund,  foreign issuers are companies that (i) are organized  outside the United States,  (ii) have their principal place of business outside the United  States,  and (iii) issue  securities  that are traded  principally in a foreign  country.  Companies that do not fall within this definition shall be deemed to be U.S.  companies.  Additional  information about foreign securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Options and Futures:

         While  the Fund  does not  anticipate  utilizing  them on a regular  basis,  the Fund may from  time to time may  engage in options and futures  transactions as described below.  Additional  information about option,  futures and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on  Securities.  The Fund may write  exchange-traded  call  options on common  stocks,  and may  purchase  and sell exchange-traded  call and put  options on common  stocks  written  by others or  combinations  thereof.  The Fund will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher, and consequently the risks are greater,  when the stocks  involved are lower priced or volatile,  or both.  While an option that has been written is in force,  the maximum profit that may be derived  from the optioned  stock is the premium less  brokerage  commissions  and fees.  The Fund will not write a call unless the Fund at all times during the option  period owns either (a) the  optioned  securities  or has an absolute  and  immediate right to acquire that security without  additional cash  consideration  (or for additional cash  consideration  held in a segregated account by its custodian)  upon  conversion or exchange of other  securities  held in its portfolio or (b) a call option on the same security  and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise  price of the call written or (ii) is greater than the  exercise  price of the call written if the  difference  is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Fund in  connection  with writing call options  will vary  widely.  Commissions,  stock  transfer taxes and other  expenses of the Fund must be deducted  from such premium  receipts.  Calls  written by the Fund will  ordinarily be sold either on a national securities  exchange or through put and call dealers,  most, if not all, of whom are members of a national securities  exchange on which options are traded, and will be endorsed or guaranteed by a member of a national  securities  exchange or  qualified  broker-dealer,  which may be Sanford C.  Bernstein & Co, LLC, an  affiliate  of the  Sub-advisor.  The  endorsing  or guaranteeing  firm  requires  that the  option  writer  (in  this  case the  Fund)  maintain  a  margin  account  containing  either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Fund will not sell a call  option  written by it if, as a result of the sale,  the  aggregate  of the Fund's  portfolio securities  subject to outstanding call options (valued at the lower of the option price or market value of such  securities)  would exceed 15% of the Fund's total assets.

         The Fund may  purchase  or write  options  on  securities  of the types in which it is  permitted  to  invest in  privately negotiated (i.e.,  over-the-counter)  transactions.  The Sub-advisor has adopted procedures for monitoring the  creditworthiness  of financial institutions with which over-the-counter options transactions are effected.

         In buying a call, the Fund would be in a position to realize a gain if, during the option  period,  the price of the shares increased by an amount in excess of the premium paid and  commissions  payable on exercise.  It would realize a loss if the price of the  security  declined  or  remained  the same or did not  increase  during the period by more than the amount of the  premium  and commissions  payable  on  exercise.  In  buying a put,  the Fund  would  realize a loss if the price of the  security  increased  or remained  the same or did not  decrease  during  that  period by more than the  amount of the  premium  and  commissions  payable on exercise.  In addition, the Fund could realize a gain or loss on such options by selling them.

         The aggregate  cost of all  outstanding  options  purchased and held by the Fund,  including  options on market  indices as described below, will at no time exceed 10% of the Fund's total assets.

         Options on Market Indices.  The Fund may purchase and sell  exchange-traded  index options.  Through the purchase of listed index  options,  the  portfolio  could achieve many of the same  objectives as through the use of options on individual  securities.
Price  movements in the Fund's  securities  probably  will not  correlate  perfectly  with  movements in the level of the index and, therefore,  the Fund  would  bear a risk of loss on index  options  purchased  by it if  favorable  price  movements  of the  hedged portfolio  securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio  securities are greater than gains realized from the options.

         Stock Index  Futures.  The Fund may purchase and sell stock index futures  contracts.  A stock index futures  contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery  of an amount  of  liquid  assets  equal to a specified  dollar  amount  multiplied  by the  difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the underlying  stocks in the index is made.  The Fund will not purchase or sell options on stock index futures contracts.

         The Fund may not  purchase or sell a stock  index  future if,  immediately  thereafter,  more than 30% of its total  assets would be hedged by stock index  futures.  The Fund may not purchase or sell a stock index  future if,  immediately  thereafter,  the sum of the amount of margin  deposits on the Fund's  existing  futures  positions  would exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite  Index on the New York Futures  Exchange and the Value
Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements of the stock index  futures  contracts in relation to the movements in such indices.  However,  such  differences in the indices may result in  differences  in  correlation of the futures  contracts with movements  in the value of the  securities  being  hedged.  The Fund  reserves  the right to purchase  or sell stock  index  futures contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is different from that of margin in security  transactions  in that futures  contract  margin does not involve the  borrowing of funds to finance  transactions.  Rather,  the initial  margin is in the nature of a performance  bond or good faith deposit on the contract  which is returned to the Fund upon  termination  of the futures contract, assuming all contractual obligations have been satisfied.

         There are  several  risks in  connection  with the use of stock  index  futures by the Fund as a hedging  device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Fund would be in a better  position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable  direction,  this advantage will be partially  offset by the loss on the index future.  If the price of the future  moves  more than the price of the stock,  the Fund will  experience  either a loss or gain on the future  which will not be completely  offset by movements in the price of the  securities  which are the subject of the hedge.  To compensate  for the  imperfect  correlation  of movements  in the price of  securities  being  hedged and  movements in the price of the stock index futures,  the Fund may buy or sell stock index  futures  contracts in a greater  dollar  amount than the dollar amount of securities being hedged if the volatility  over a particular  time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the  volatility  over a particular  time period of the prices of the  securities  being hedged is less than the  volatility  over such time period of the stock  index,  or if  otherwise  deemed to be  appropriate  by the
Sub-advisor.

         Where futures are  purchased to hedge  against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents) in stocks (or options) in an orderly  fashion,  it is possible that the market may decline  instead.
If the  Sub-advisor  then concludes not to invest in stock or options at that time because of concern as to possible  further market decline or for other  reasons,  the Fund will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Fund's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio  Turnover.  The Fund's  investment  policies as  described  above are based on the  Sub-advisor's  assessment  of fundamentals in the context of changing market  valuations.  Therefore,  they may under some conditions  involve frequent  purchases and sales of shares of a particular  issuer as well as the  replacement  of  securities.  The  Sub-advisor  expects that more of its portfolio  turnover will be attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination of a particular issuer's  securities from the Fund. For more information on portfolio  turnover,  see this
SAI and the Company's Prospectus under "Portfolio Turnover."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF Alliance Growth Fund. These limitations are not  "fundamental"  restrictions and may be changed without  shareholder  approval.
The Fund will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other investment  company or investment  trust,  except in compliance with the 1940
Act;

         3.       Invest in interests in oil, gas or other mineral exploration or development programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

         4.       Make short sales of securities  or purchase  securities  on margin  except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such investment more than 15% of the Fund's net assets (taken at market value) would be so invested;

Whenever  any  investment  restriction  states a maximum  percentage  of the Fund's  assets which may be invested in any security or other asset, it is intended that such percentage be determined  immediately after and as a result of the Fund's  acquisition of such securities or other assets.  Accordingly,  any later increase or decrease in percentage  beyond the specified  limitation  resulting from changes in values or net assets will not be considered a violation of any such maximum.

ASAF Marsico Capital Growth Fund:

Investment  Objective:  The investment  objective of the Fund is to seek capital growth.  Realization of income is not an investment objective and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts on securities,  financial indices,  and foreign  currencies  and options on such  contracts,  and may invest in options on securities,  financial  indices and foreign  currencies and forward  contracts.  The Fund will not use futures contracts and options for leveraging  purposes.  The Fund will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments under outstanding  futures contract  positions and options on futures  contracts  written by the Fund would exceed the market value of the total assets of the Fund.  The Fund may invest in forward  currency  contracts  with stated  values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately  negotiated  transactions on the types of securities and on indices based on the types of  securities  in which the Fund is  permitted  to invest  directly.  The Fund will  effect such  transactions  only with investment  dealers  and  other  financial  institutions  (such  as  commercial  banks or  savings  and  loan  institutions)  deemed creditworthy by the Sub-advisor,  and only pursuant to procedures adopted by the Sub-advisor for monitoring the  creditworthiness of those  entities.  To the extent that an option bought or written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's  obligations  under an option  written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Fund to effect an  offsetting  transaction  at a time  when  the  Sub-advisor  believes  it  would be  advantageous  for the  Fund to do so.  For a description  of these  strategies and  instruments  and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling  Interest Rate Caps and Floors.  In addition to the strategies  noted above, the Fund, in order to attempt to protect the value of its  investments  from interest rate or currency  exchange rate  fluctuations, may enter  into  interest  rate  swaps and may buy or sell  interest  rate caps and  floors.  The Fund  expects  to enter into these transactions  primarily to preserve a return or spread on a particular  investment or portion of its investments.  The Fund also may enter into these  transactions  to protect  against any increase in the price of securities the Fund may consider  buying at a later date. The Fund does not intend to use these  transactions  as speculative  investments.  Interest rate swaps involve the exchange by the Fund with  another  party of their  respective  commitments  to pay or receive  interest,  e.g.,  an exchange  of floating  rate payments for fixed rate  payments.  The exchange  commitments  can involve  payments to be made in the same currency or in different currencies.  The  purchase  of an  interest  rate cap  entitles  the  purchaser,  to the extent  that a  specified  index  exceeds a predetermined  interest rate, to receive  payments of interest on a contractually  based principal amount from the party selling the interest  rate cap.  The  purchase of an interest  rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal  amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based  basis,  depending upon whether it is hedging its assets or its  liabilities,  and will usually enter into  interest  rate swaps on a net basis,  i.e., the two payment  streams  are netted  out,  with the Fund  receiving  or paying,  as the case may be, only the net amount of the two payments.  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlements  with respect to each  interest rate swap will be  calculated  on a daily basis and an amount of cash or other liquid  assets having an aggregate net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  the Fund would  maintain a segregated  account in the full amount  accrued on a daily basis of the  Fund's  obligations  with  respect  to the swap.  The Fund will not enter into any  interest  rate swap,  cap or floor transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally  recognized  statistical rating  organization at the time of entering into such transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties  on an ongoing basis. If there is a default by the other  party to such a  transaction,  the Fund will have  contractual  remedies  pursuant  to the  agreements  related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been  developed  and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors,  it will maintain in a segregated  account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

         There is no  limit  on the  amount  of  interest  rate  swap  transactions  that may be  entered  into by the  Fund.  These transactions  may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to  collateralize  obligations  under the swap.  Under the  documentation  currently  used in those  markets,  the risk of loss with respect to interest  rate swaps is limited to the net amount of the payments  that the Fund is  contractually  obligated to make. If the other  party to an interest  rate swap that is not  collateralized  defaults,  the Fund would risk the loss of the net amount of the payments that the Fund  contractually  is entitled to receive.  The Fund may buy and sell (i.e.,  write) caps and floors without limitation,  subject to the segregated account requirement  described above. For an additional  discussion of these strategies,  see this SAI under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase  Agreements.  Subject to guidelines  promulgated by the Board of Directors of the Company,  the Fund may
enter into reverse  repurchase  agreements.  For a description of these investment  techniques,  see the Company's  Prospectus under
"Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk  Securities.  High-yield/high-risk  securities  (or "junk"  bonds)  are debt  securities  rated  below investment  grade by the primary  rating  agencies  such as Standard & Poor's  Rating  Services  ("Standard  & Poor's")  and Moody's
Investors  Service,  Inc.  ("Moody's").  The Fund  will not  invest  more than 5% of its total  assets in  high-yield/high  risk and mortgage- and asset-backed securities.

         The value of lower  quality  securities  generally  is more  dependent  on the ability of the issuer to meet  interest  and principal  payments  (i.e.  credit risk) than is the case for higher  quality  securities.  Conversely,  the value of higher quality securities  may be more  sensitive to interest  rate  movements  than lower  quality  securities.  The Fund will not  purchase  debt securities  rated below "CCC-" by Standard & Poor's or "Caa" by Moody's.  The Fund may also  purchase  unrated  bonds of foreign and domestic issuers.  For an additional  discussion of  high-yield/high-risk  and mortgage- and asset-backed  securities,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon,  Pay-in-Kind,  and Step Coupon Bonds. The Fund may purchase zero coupon,  pay-in-kind,  and step coupon bonds.
Zero coupon bonds are debt securities  that do not pay periodic  interest,  but are issued at a discount from their face value.  The discount  approximates  the total  amount of interest the  security  will accrue from the date of issuance to maturity.  Pay-in-kind bonds  normally  give the issuer the option to pay cash at a coupon  payment  date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon  payment  that would have been made.  Step coupon bonds begin to pay coupon  interest,  or pay an  increased  rate of  interest,  at some time after they are issued.  The discount at which step coupon bonds trade depends on the time remaining until cash payments  begin,  prevailing  interest rates,  the liquidity of the security  and the  perceived  credit  quality of the issuer.  The market  value of zero  coupon,  pay-in-kind  and step coupon bonds generally  will  fluctuate  more in response to changes in interest rates than will  conventional  interest-paying  securities  with comparable  maturities.  For an  additional  discussion  of zero coupon  securities,  see this SAI under  "Certain  Risk Factors and
Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF Marsico  Capital  Growth Fund.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the  Directors without shareholder approval.

         1.       The Fund does not currently intend to sell securities short,  unless it owns or has the right to obtain securities equivalent  in kind and amount to the  securities  sold short  without the payment of any  additional  consideration  therefor,  and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2.       The Fund does not  currently  intend to  purchase  securities  on margin,  except  that the Fund may  obtain  such short-term  credits as are necessary  for the clearance of  transactions,  and provided that margin  payments and other  deposits in connection  with  transactions  in  futures,  options,  swaps and forward  contracts  shall not be deemed to  constitute  purchasing securities on margin.

         3.       The Fund may not  mortgage  or pledge any  securities  owned or held by the Fund in amounts  that  exceed,  in the aggregate,  15% of the Fund's net asset value,  provided that this limitation does not apply to (i) reverse  repurchase  agreements;
(ii)  deposits  of assets on margin;  (iii)  guaranteed  positions  in futures,  options,  swaps or forward  contracts;  or (iv) the segregation of assets in connection with such contracts.

         4.       The Fund does not  currently  intend to purchase  any  securities  or enter into a repurchase  agreement  if, as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not  entitling  the  holder to payment of principal  and interest  within seven days and in securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the  absence of a readily  available  market.  The  Directors  of the  Company,  or the  Sub-advisor  acting  pursuant  to authority  delegated by the Directors,  may determine  that a readily  available  market exists for  securities  eligible for resale pursuant to Rule 144A under the  Securities  Act of 1933,  as amended,  or any successor to such rule,  and Section 4(2)  commercial paper.  Accordingly, such securities may not be subject to the foregoing limitation.

         5.       The Fund may not invest in companies for the purpose of exercising control or management.

ASAF Janus CAPITAL Growth Fund:

Investment  Objective:  The  investment  objective  of the  Fund is to seek  growth  of  capital.  Realization  of  income  is not a significant  investment  consideration  and any income  realized on the Fund's  investments,  therefore,  will be  incidental to the
Fund's objective.

Investment Policies:

         Corporate  Bonds and  Debentures.  The Fund may  purchase  corporate  bonds and  debentures,  including  bonds  rated below investment  grade.  The Fund will not invest more than 35% of its net assets in bonds rated  below  investment  grade by the primary rating  agencies.  For a discussion  of lower rated  securities,  see this SAI and the  Company's  Prospectus  under  "Certain  Risk
Factors and Investment Methods."

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts on securities,  financial indices,  and foreign  currencies  and options on such  contracts,  and may invest in options on securities,  financial  indices and foreign  currencies,  forward  contracts  and  swaps.  The Fund will not enter  into any  futures  contracts  or  options on futures contracts if the aggregate amount of the Fund's  commitments  under  outstanding  futures contract  positions and options on futures contracts  written by the Fund would  exceed the market value of the total assets of the Fund (i.e.,  no  leveraging).  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately  negotiated  transactions  on the types of  securities  and indices based on the types of  securities  in which the Fund is  permitted  to invest  directly.  The Fund will  effect such  transactions  only with investment  dealers  and  other  financial  institutions  (such  as  commercial  banks or  savings  and  loan  institutions)  deemed creditworthy by the Sub-advisor,  and only pursuant to procedures adopted by the Sub-advisor for monitoring the  creditworthiness of those  entities.  To the extent that an option bought or written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's  obligations  under an option  written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Fund to effect an  offsetting  transaction  at a time  when  the  Sub-advisor  believes  it  would be  advantageous  for the  Fund to do so.  For a description  of these  strategies and  instruments  and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling  Interest Rate Caps and Floors.  In addition to the strategies  noted above, the Fund, in order to attempt to protect the value of its  investments  from interest rate or currency  exchange rate  fluctuations, may enter  into  interest  rate  swaps and may buy or sell  interest  rate caps and  floors.  The Fund  expects  to enter into these transactions  primarily to preserve a return or spread on a particular  investment or portion of its investments.  The Fund also may enter into these  transactions  to protect  against any increase in the price of securities the Fund may consider  buying at a later date.  The Fund does not intend to use these  transactions  as a speculative  investments.  Interest rate swaps involve the exchange by the Fund with another  party of their  respective  commitments  to pay or receive  interest,  e.g.,  an exchange of floating rate payments for fixed rate  payments.  The exchange  commitments  can involve  payments to be made in the same currency or in different currencies.  The  purchase  of an  interest  rate cap  entitles  the  purchaser,  to the extent  that a  specified  index  exceeds a predetermined  interest rate, to receive  payments of interest on a contractually  based principal amount from the party selling the interest  rate cap.  The  purchase of an interest  rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal  amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based  basis,  depending upon whether it is hedging its assets or its  liabilities,  and will usually enter into  interest  rate swaps on a net basis,  i.e., the two payment  streams  are netted  out,  with the Fund  receiving  or paying,  as the case may be, only the net amount of the two payments.  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlements  with respect to each  interest rate swap will be  calculated  on a daily basis and an amount of cash or other liquid  assets having an aggregate net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  the Fund would  maintain a segregated  account in the full amount  accrued on a daily basis of the  Fund's  obligations  with  respect  to the swap.  The Fund will not enter into any  interest  rate swap,  cap or floor transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally  recognized  statistical rating  organization at the time of entering into such transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties  on an ongoing basis. If there is a default by the other  party to such a  transaction,  the Fund will have  contractual  remedies  pursuant  to the  agreements  related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been  developed  and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors,  it will maintain in a segregated  account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

         There is no  limit  on the  amount  of  interest  rate  swap  transactions  that may be  entered  into by the  Fund.  These transactions  may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to  collateralize  obligations  under the swap.  Under the  documentation  currently  used in those  markets,  the risk of loss with respect to interest  rate swaps is limited to the net amount of the payments  that the Fund is  contractually  obligated to make. If the other  party to an interest  rate swap that is not  collateralized  defaults,  the Fund would risk the loss of the net amount of the payments that the Fund  contractually  is entitled to receive.  The Fund may buy and sell (i.e.,  write) caps and floors without limitation,  subject to the segregated account requirement  described above. For an additional  discussion of these strategies,  see this SAI under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  From time to time,  the Fund may  invest in  securities  of other  investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by the  Sub-advisor  subject  to the terms of an  exemptive  order  obtained  by the  Sub-advisor  and the funds  that are  advised  or sub-advised by the  Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money market fund managed by the  Sub-advisor  to the greater of (i) 5% of its total assets or (ii) $2.5 million,  although the Company's  Board of Directors may increase this limit up to 25% of the Company's total assets.

         Reverse  Repurchase  Agreements.  Subject to guidelines  promulgated  by the  Directors of the Company,  the Fund may enter into  reverse  repurchase  agreements.  Pursuant to an  exemptive  order  granted by the SEC,  the Fund and other  funds  advised or sub-advised  by the  Sub-Advisor  may invest in repurchase  agreements  and other money market  instruments  through a joint trading account.  For a  description  of these  investment  techniques,  see the  Company's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Other  Income-Producing  Securities.  Other types of income producing  securities that the Fund may purchase  include,  but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations.  These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby  Commitments.  These  instruments,  which are  similar to a put,  give the Fund the  option to  obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

                  Tender Option Bonds.  Tender option bonds are relatively  long-term bonds that are coupled with the agreement of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the securities to the institution at periodic intervals.

                  Inverse  Floaters.  Inverse  floaters are debt  instruments  whose interest bears an inverse  relationship  to the interest  rate on  another  security.  The Fund will not  invest  more  than 5% of its  assets in  inverse  floaters.  The Fund will purchase standby  commitments,  tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
investment restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Purchase a security if as a result,  more than 15% of its net assets in the aggregate,  at market value,  would be invested in securities  which cannot be readily resold because of legal or contractual  restrictions on resale or for which there is no readily  available market,  or repurchase  agreements  maturing in more than seven days or securities used as a cover for written over-the-counter  options,  if any. The Directors of the Company,  the  Investment  Manager or the  Sub-advisor  acting  pursuant to authority  delegated by the Directors,  may determine  that a readily  available  market exists for  securities  eligible for resale pursuant to Rule 144A under the Securities  Act of 1933, or any successor to such rule,  and therefore that such  securities are not subject to the foregoing limitation;

         2.       Enter into any  futures  contracts  or options on futures  contracts  for  purposes  other than bona fide  hedging transactions  (as defined by the CFTC) if as a result the sum of the initial  margin  deposits  and  premium  required to  establish positions in futures  contracts and related options that do not fall within the definition of bona fide hedging  transactions  would exceed 5% of the fair market value of the Fund's net assets;

         3.       Enter into any futures  contracts if the aggregate  amount of the Fund's  commitments  under  outstanding  futures contracts positions of the Fund would exceed the market value of the total assets of the Fund;

         4.       Sell securities short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short, and provided that  transactions in options,  swaps and forward futures contracts are not deemed to constitute selling securities short;

         5.       Mortgage or pledge any securities owned or held by the Fund in amounts that exceed,  in the aggregate,  15% of the
Fund's net asset value,  provided  that this  limitation  does not apply to reverse  repurchase  agreements or in the case of assets deposited to margin or guarantee  positions in futures,  options,  swaps or forward  contracts or placed in a segregated  account in connection with such contracts;

         6.       Invest in companies for the purpose of exercising management or control;

         7.       Purchase  securities of open-end or closed-end  investment  companies  except in  compliance  with the  Investment
Company Act of 1940 or the  conditions  of any order of exemption  from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates; or

         8.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the Fund may make  margin  deposits  in  connection  with  futures  contracts  or other  permissible investments.

ASAF T. ROWE PRICE TAX MANAGED FUND:

Investment  Objective:  The investment  objective of the Fund is to seek attractive  long-term capital  appreciation on an after tax basis.  The Fund will  normally  invest  primarily  in common  stocks.  Assets of the Fund  invested  in equity  securities  will be subject to all of the risks of investing in the stock market.

Investment Policies:

         Foreign Securities.  The Fund may invest up to 25% of its total assets (excluding reserves) in U.S.  dollar-denominated and
non-U.S.  dollar-denominated  securities of foreign issuers.  These include  nondollar-denominated  securities traded outside of the
U.S.  and  dollar-denominated  securities  of  foreign  issuers  traded in the U.S.  (such as ADRs).  Such  investments  increase  a portfolio's  diversification  and may enhance  return,  but they also involve some special  risks,  such as exposure to  potentially adverse local, political, and economic developments;  nationalization and exchange controls;  potentially lower liquidity and higher volatility;  possible  problems  arising from accounting,  disclosure,  settlement,  and regulatory  practices that differ from U.S.
standards;  and the chance that fluctuations in foreign exchange rates will decrease the investment's  value (favorable  changes can increase its value).  These risks are heightened for  investments  in developing  countries,  and there is no limit on the amount of fund foreign investments that may be made in such countries.

         Hybrid  Instruments.  Hybrid Instruments (a type of potentially  high-risk  derivative) can combine the elements of futures contracts or options with those of debt,  preferred equity, or a depository  instrument  (hereinafter "Hybrid  Instruments").  Thus,
Hybrid  Instruments  may take a variety of forms,  including,  but not limited  to,  debt  instruments  with  interest or  principal payments or redemption  terms  determined by reference to the value of a currency or commodity or securities index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms related to a particular  commodity.  Hybrids can have volatile prices and limited  liquidity and their use may be unsuccessful.  The Fund may invest up to 10% of its total assets in hybrid instruments.

         For a discussion  of certain risks  involved in investing in hybrid  instruments  see this SAI under  "Certain Risk Factors and Investment Methods."

         Warrants.  The Fund may acquire warrants.  For a discussion of certain risks involved therein,  see this SAI under "Certain
Risk Factors and Investment Methods."

         Futures Contracts:

         Transactions  in  Futures.  Futures  contracts  are a type of  potentially  high-risk  derivative.  The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

         Stock index futures  contracts may be used to provide a hedge for a portion of the Fund's  portfolio,  as a cash management tool,  or as an efficient  way for the  Sub-advisor  to implement  either an increase or decrease in  portfolio  market  exposure in response  to  changing  market  conditions.  The Fund may  purchase  or sell  futures  contracts  with  respect to any stock  index.
Nevertheless,  to hedge the  Fund's  portfolio  successfully,  the Fund must sell  futures  contacts  with  respect  to  indices  or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

         Interest rate or currency futures  contracts may be used as a hedge against changes in prevailing  levels of interest rates or currency  exchange rates in order to establish more definitely the effective  return on securities or currencies held or intended to be acquired by the Fund. In this regard,  the Fund could sell interest rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such futures as an offset  against the effect of expected declines in interest rates or currency exchange rates.

         The Fund will  enter  into  futures  contracts  which  are  traded on  national  and  foreign  futures  exchanges,  and are standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the United States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures contracts could  be used  for the  above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means of implementing the Fund's objectives in these areas.

         Regulatory  Limitations.  If the Fund purchases or sells futures  contracts or related options which do not qualify as bona fide hedging under  applicable CFTC rules,  the aggregate  initial margin deposits and premium required to establish those positions cannot exceed 5% of the  liquidation  value of the Fund after taking into account  unrealized  profits and unrealized  losses on any such contracts it has entered into; provided,  however,  that in the case of an option that is in-the-money at the time of purchase, the  in-the-money  amount may be excluded  in  calculating  the 5%  limitation.  For  purposes  of this  policy,  options on futures contracts and foreign currency  options traded on a commodities  exchange will be considered  "related  options." This policy may be modified by the Directors of the Company  without a shareholder  vote and does not limit the percentage of the Fund's assets at risk to 5%.

         In instances  involving  the purchase of futures  contracts or the writing of call or put options  thereon by the Fund,  an amount of cash,  liquid assets,  or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits),  will be identified by the Fund to cover the position,  or alternative cover
(such as owning an  offsetting  position)  will be employed.  Assets used as cover or held in an identified  account  cannot be sold while the position in the corresponding  option or future is open,  unless they are replaced with similar assets.  As a result,  the commitment of a large portion of the Fund's assets to cover or identified  accounts could impede portfolio  management or the Fund's ability to meet redemption requests or other current obligations.

         Options  on  Futures  Contracts.  The Fund may  purchase  and sell  options  on the same  types of  futures in which it may invest.  Writing a put option on a futures  contract  serves as a partial hedge  against an increase in the value of securities  the
Fund intends to acquire.  If the futures  price at expiration  of the option is above the exercise  price,  the Fund will retain the full  amount of the  premium  which  provides a partial  hedge  against  any  increase  that may have  occurred  in the price of the securities  the Fund intends to acquire.  If the futures  price when the option is exercised is below the exercise  price,  however, the Fund will  incur a loss,  which may be wholly or  partially  offset  by the  decrease  in the price of the  securities  the Fund intends to acquire.

         As an  alternative  to writing or purchasing  call and put options on stock index  futures,  the Fund may write or purchase call and put  options  on  stock  indices.  Such  options  would  be used in a  manner  similar  to the use of  options  on  futures contracts.  From time to time a single order to purchase or sell  futures  contracts  (or options  thereon) may be made on behalf of the  Fund  and  other  funds.  Such  aggregated  orders  would  be  allocated  among  the  Fund  and the  other  funds in a fair and non-discriminatory  manner.  See this SAI and  Company's  Prospectus  under  "Certain  Risk  Factors and  Investment  Methods" for a
description of certain risks in options and futures contracts.

         Additional  Futures and Options  Contracts.  Although  the Fund has no current  intention of engaging in futures or options transactions  other than those  described  above,  it reserves the right to do so. Such futures and options  trading  might  involve risks which differ from those involved in the futures and options described above.

         Federal Tax Treatment of Options,  Futures  Contracts,  and Forward Foreign Exchange  Contracts.  Although the Fund invests almost  exclusively in securities  that generate  income that is exempt from federal  income taxes,  the Fund may enter into certain option,  futures,  and foreign exchange  contracts,  including  options and futures on currencies,  which will be treated as Section
1256  contracts or straddles  that are not exempt from such taxes.  Therefore,  use of the  investment  techniques  described  above could result in taxable income to shareholders of the Fund.

         Transactions  which are  considered  Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized  for tax purposes at that time.  Gains or losses  recognized  from the normal closing or settlement of such transactions  will be characterized as 60% long-term  capital gain or loss and 40% short-term  capital gain or loss,  without  regard to the holding  period of the  contract.  The Fund will be required to  distribute  net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures,  and forward foreign exchange  contracts,  including  options and futures on currencies,  which offset a foreign  dollar-denominated  bond or currency  position may be considered  straddles  for tax purposes,  in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security  offsetting  an  "in-the-money  qualified  covered  call" option on an equity  security  will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated  investment  company, at least
90% of its gross income for a taxable year must be derived from qualifying income, i.e.,  dividends,  interest,  income derived from loans of  securities,  and gains from the sale of securities or  currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures,  or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain options,  futures  contracts,  or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.

Options on Securities

         Writing  Covered Call Options.  The Fund may write (sell)  American or European  style  "covered" call options and purchase options to close out  options  previously  written by the Fund.  In writing  covered  call  options,  the Fund  expects to  generate additional  premium  income which should serve to enhance the Fund's total return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will generally be written on securities or currencies  which, in the Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         The Fund  generally  will write only  covered  call  options.  This means  that the Fund will  either own the  security  or currency  subject to the option or an option to purchase the same  underlying  security or currency,  having an exercise price equal to or less than the  exercise  price of the  "covered"  option.  From time to time,  the Fund will write a call  option  that is not covered as  indicated  above but where the Fund will  establish  and  maintain  with its  custodian  for the term of the option,  an account  consisting of cash,  U.S.  government  securities,  other liquid  high-grade debt  obligations,  or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio  securities  or  currencies  on which  call  options  may be  written  will be  purchased  solely on the basis of investment  considerations  consistent with the Fund's investment  objective.  The writing of covered call options is a conservative investment  technique believed to involve  relatively little risk (in contrast to the writing of naked or uncovered  options,  which the Fund  generally  will not do), but capable of enhancing the Fund's total return.  When writing a covered call option,  the Fund, in return for the premium,  gives up the opportunity  for profit from a price increase in the underlying  security or currency above the exercise price,  but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities  or  currencies  not  subject  to an  option,  the Fund has no  control  over when it may be  required  to sell the underlying  securities  or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration  of its obligation  as a writer.  If a call option  which the Fund has written  expires,  the Fund will  realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market  value of the  underlying  security  or  currency  during the option period.  If the call option is exercised,  the Fund will realize a gain or loss from the sale of the  underlying  security or currency.  The Fund does not  consider a security or currency  covered by a call to be  "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The premium  received is the market  value of an option.  The premium the Fund will receive from writing a call option will reflect,  among other things,  the current market price of the underlying  security or currency,  the  relationship  of the exercise price to such market price,  the historical price  volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made, the  Sub-advisor,  in determining  whether a particular call option should be written on a particular  security or  currency,  will  consider  the  reasonableness  of the  anticipated  premium and the likelihood that a liquid  secondary  market will exist for those options.  The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund.  This liability  will be adjusted  daily to the option's  current market value, which will be the latest  sale price at the time at which the net asset  value per share of the Fund is  computed  (close of the New
York Stock  Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon  expiration of the option, the purchase of an identical option in a closing  transaction,  or delivery of the underlying  security or currency upon the exercise of the option.

         The Fund will realize a profit or loss from a closing  purchase  transaction if the cost of the transaction is less or more than the premium  received  from the writing of the option.  Because  increases in the market price of a call option will  generally reflect  increases in the market price of the  underlying  security or currency,  any loss  resulting  from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

         The Fund will not write a covered call option if, as a result,  the aggregate  market value of all portfolio  securities or currencies  covering  written call or put options  exceeds 25% of the market value of the Fund's net assets.  In calculating the 25%
limit,  the Fund will offset,  against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Fund may write  American or European  style covered put options and purchase  options to close out options previously written by the Fund.

         The Fund would  write put  options  only on a covered  basis,  which  means that the Fund would  maintain  in a  segregated account cash, U.S.  government  securities,  other liquid high-grade debt obligations,  or other suitable cover as determined by the
SEC,  in an amount not less than the  exercise  price or the Fund will own an option to sell the  underlying  security  or  currency subject to the option  having an exercise  price equal to or greater than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require  that such assets be  deposited  in escrow to secure payment of the exercise price.)

         The Fund would  generally  write  covered  put  options in  circumstances  where the  Sub-advisor  wishes to  purchase  the underlying  security  or  currency  for the Fund's  portfolio  at a price lower than the  current  market  price of the  security or currency.  In such event the Fund would  write a put option at an  exercise  price  which,  reduced by the  premium  received on the option,  reflects  the lower  price it is  willing  to pay.  Since the Fund  would  also  receive  interest  on debt  securities  or currencies  maintained to cover the exercise  price of the option,  this  technique  could be used to enhance  current return during periods  of market  uncertainty.  The risk in such a  transaction  would be that the  market  price of the  underlying  security  or currency would decline below the exercise  price less the premiums  received.  Such a decline could be  substantial  and result in a significant loss to the Fund. In addition,  the Fund, because it does not own the specific  securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation,  if any, with respect to such specific  securities or currencies.

         The Fund will not write a covered put option if, as a result,  the aggregate  market value of all  portfolio  securities or currencies  covering put or call options  exceeds 25% of the market value of the Fund's net assets.  In  calculating  the 25% limit, the Fund will  offset,  against  the value of assets  covering  written  puts and calls,  the value of  purchased  puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options.  The Fund may purchase American or European style put options.  As the holder of a put option,  the
Fund has the right to sell the  underlying  security  or  currency  at the  exercise  price at any time  during  the  option  period
(American  style) or at the  expiration  of the option  (European  style).  The Fund may enter into closing sale  transactions  with respect to such  options,  exercise  them or permit them to expire.  The Fund may  purchase  put options for  defensive  purposes in order to protect against an anticipated decline in the value of its securities or currencies.

         The premium  paid by the Fund when  purchasing  a put option  will be recorded as an asset of the Fund.  This asset will be adjusted daily to the option's  current  market value,  which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option,  the selling (writing) of an identical option in a closing  transaction,  or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing  Call Options.  The Fund may purchase  American or European style call options.  As the holder of a call option, the Fund has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period
(American  style) or at the  expiration  of the option  (European  style).  The Fund may enter into closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Fund may purchase call options for the purpose of increasing its current return or avoiding tax  consequences  which could reduce its current return.  The Fund may also purchase call options in order to acquire the underlying securities or currencies.

         The Fund will not commit more than 5% of its assets to premiums  when  purchasing  call and put options.  The Fund may also purchase  call  options on  underlying  securities  or  currencies  it owns in order to  protect  unrealized  gains on call  options previously  written by it. A call option would be  purchased  for this  purpose  where tax  considerations  make it  inadvisable  to realize  such  gains  through a closing  purchase  transaction.  Call  options  may also be  purchased  at times to avoid  realizing losses.

         Dealer  (Over-the-Counter)  Options.  The Fund may engage in  transactions  involving  dealer  options.  Certain  risks are specific to dealer options.  While the Fund would look to a clearing  corporation to exercise  exchange-traded  options, if the Fund were to  purchase a dealer  option,  it would rely on the dealer  from whom it  purchased  the option to perform if the option  were exercised.  Failure  by the  dealer  to do so  would  result  in the  loss of the  premium  paid by the  Fund as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer options,  see this SAI under "Certain Risk Factors and Investment
Methods."

         Lending of Portfolio Securities.  Securities loans are made to broker-dealers,  institutional  investors, or other persons, pursuant to agreements  requiring that the loans be  continuously  secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral  received will consist of cash, U.S.  government  securities, letters of credit,  or such other  collateral as may be permitted  under its  investment  program.  While the  securities  are being lent, the Fund will continue to receive the equivalent of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral or a fee from the borrower.  The Fund has a right to call each loan and obtain the securities,  within  such  period of time  which  coincides  with the  normal  settlement  period  for  purchases  and sales of such securities  in the  respective  markets.  The Fund will not have the right to vote on securities  while they are being lent,  but it will call a loan in anticipation  of any important  vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving additional  collateral or in the recovery of the securities or possible loss of rights in the  collateral  should the borrower fail  financially.  Loans will only be made to firms deemed by the  Sub-advisor to be of good  standing  and will not be made unless,  in the judgment of the  Sub-advisor,  the  consideration  to be earned from such loans would justify the risk.

         Reverse Repurchase  Agreements.  Although the Fund has no current intention of engaging in reverse  repurchase  agreements, the Fund reserves the right to do so.  Reverse  repurchase  agreements are ordinary  repurchase  agreements in which the Fund is the seller of,  rather than the  investor  in,  securities,  and agrees to  repurchase  them at an agreed upon time and price.  Use of a reverse  repurchase  agreement may be preferable to a regular sale and later repurchase of the securities  because it avoids certain market risks and transaction costs.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "Fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.   Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.   Invest in companies for the purpose of exercising management or control;

         3.   Purchase a futures  contract or an option  thereon,  if, with  respect to  positions  in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

         4.   Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

         5.   Purchase  securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940;

         6.   Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

         7.   Mortgage,  pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging,  pledging,  or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

         8.   Purchase  participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration  or  development  programs if, as a result  thereof,  more than 5% of the value of the total assets of the Fund would be invested in such programs;

         9.   Invest in puts,  calls,  straddles,  spreads,  or any  combination  thereof,  except to the  extent  permitted  by the prospectus and Statement of Additional Information;

         10.  Effect short sales of securities; or

         11.  Invest  in  warrants  if, as a result  thereof,  more  than 10% of the  value of the net  assets of the Fund  would be invested in warrants.

ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND:

Investment  Objective:  The investment objective of the Fund is to seek capital growth by investing  approximately 50% of its assets in growth stocks of large companies and 50% of its assets in value stocks of large companies.

Investment Policies:

         Convertible  Securities.  The Fund may invest in convertible  securities,  which are  convertible at a stated exchange rate into common stock.  Prior to their  conversion,  convertible  securities have the same general  characteristics  as  non-convertible debt  securities,  as they provide a stable stream of income with  generally  higher  yields than those of equity  securities of the same or similar  issuers.  As with all debt  securities,  the market value of  convertible  securities  tends to decline as interest rates increase and,  conversely,  to increase as interest rates decline.  Convertible  securities  generally offer lower interest or dividend  yields than  non-convertible  debt  securities  of similar  quality.  However,  when the market  price of the common stock underlying  a  convertible  security  increases,  the  price of the  convertible  security  increasingly  reflects  the value of the underlying  common stock and may rise  accordingly.  As the market price of the underlying  common stock  declines,  the convertible security tends to trade  increasingly  on a yield basis,  and thus may not  depreciate to the same extent as the  underlying  common stock.  Convertible  securities  rank senior to common stocks on an issuer's  capital  structure.  They are  consequently  of higher quality and entail less risk than the issuer's  common  stock,  although  the extent to which such risk is reduced  depends in large measure upon the degree to which the  convertible  security  sells above its value as a fixed income  security.  The Fund may invest up to 20% of the growth portion of its net assets in the  convertible  securities of companies  whose common stocks are eligible for purchase by the Fund under the  investment  policies  described  above.  Additional  information  about  convertible  securities  is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights  and  Warrants.  The Fund may invest up to 5% of the growth  portion  of its net assets in rights or  warrants,  but will do so only if the equity  securities  themselves are deemed  appropriate by the Sub-advisor  for inclusion in the Fund.  Rights and warrants may be more  speculative  than certain other types of  investments in that they do not entitle a holder to dividends or voting rights with respect to the  securities  which may be purchased nor do they  represent any rights in the assets of the issuing company.  Also,  the  value  of a right or  warrant  does not  necessarily  change  with  the  value of the  underlying  securities.
Additional information about warrants is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Fund may  invest up to 15% of the value of its total  assets  in  foreign  securities.  A foreign security is a security issued by a non-U.S.  company which is defined as a company that (i) is organized  outside the United States;
(ii) has their principal place of business  outside the United States;  and (iii) issue securities  traded  principally in a foreign country.  Companies  that do not fall within the  definition of a non-U.S.  company shall be considered a U.S.  company for purposes of this  definition.  American  Depository  Receipts  (ADRs) are not  considered  foreign  securities  for the  purposes  of the 15%
limitation on foreign  securities.  Additional  information  about foreign  securities and their risks is included in this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

Options and Futures:

While the Fund does not  anticipate  utilizing  them on a regular  basis,  the Fund may from time to time may engage in options  and futures  transactions  as  described  below.  Additional  information  about  option,  futures  and their  risks is included in this
Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on  Securities.  The Fund may write  exchange-traded  call  options on common  stocks,  and may  purchase  and sell exchange-traded  call and put  options on common  stocks  written  by others or  combinations  thereof.  The Fund will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher, and consequently the risks are greater,  when the stocks  involved are lower priced or volatile,  or both.  While an option that has been written is in force,  the maximum profit that may be derived  from the optioned  stock is the premium less  brokerage  commissions  and fees.  The Fund will not write a call unless the Fund at all times during the option  period owns either (a) the  optioned  securities  or has an absolute  and  immediate right to acquire that security without  additional cash  consideration  (or for additional cash  consideration  held in a segregated account by its custodian)  upon  conversion or exchange of other  securities  held in its portfolio or (b) a call option on the same security  and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise  price of the call written or (ii) is greater than the  exercise  price of the call written if the  difference  is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Fund in  connection  with writing call options  will vary  widely.  Commissions,  stock  transfer taxes and other  expenses of the Fund must be deducted  from such premium  receipts.  Calls  written by the Fund will  ordinarily be sold either on a national securities  exchange or through put and call dealers,  most, if not all, of whom are members of a national securities  exchange on which options are traded, and will be endorsed or guaranteed by a member of a national  securities  exchange or qualified  broker-dealer.  The endorsing or guaranteeing  firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Fund will not sell a call  option  written by it if, as a result of the sale,  the  aggregate  of the Fund's  portfolio securities  subject to outstanding call options (valued at the lower of the option price or market value of such  securities)  would exceed 15% of the growth portion of the Fund's total assets.

         The Fund may  purchase  or write  options  on  securities  of the types in which it is  permitted  to  invest in  privately negotiated (i.e.,  over-the-counter)  transactions.  The Sub-advisor has adopted procedures for monitoring the  creditworthiness  of financial institutions with which over-the-counter options transactions are effected.

         In buying a call, the Fund would be in a position to realize a gain if, during the option  period,  the price of the shares increased by an amount in excess of the premium paid and  commissions  payable on exercise.  It would realize a loss if the price of the  security  declined  or  remained  the same or did not  increase  during the period by more than the amount of the  premium  and commissions  payable  on  exercise.  In  buying a put,  the Fund  would  realize a loss if the price of the  security  increased  or remained  the same or did not  decrease  during  that  period by more than the  amount of the  premium  and  commissions  payable on exercise.  In addition, the Fund could realize a gain or loss on such options by selling them.

         The aggregate  cost of all  outstanding  options  purchased and held by the Fund,  including  options on market  indices as described below, will at no time exceed 10% of the growth portion of the Fund's total assets.

         Options on Market Indices.  The Fund may purchase and sell  exchange-traded  index options.  Through the purchase of listed index  options,  the  portfolio  could achieve many of the same  objectives as through the use of options on individual  securities.
Price  movements in the Fund's  securities  probably  will not  correlate  perfectly  with  movements in the level of the index and, therefore,  the Fund  would  bear a risk of loss on index  options  purchased  by it if  favorable  price  movements  of the  hedged portfolio  securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio  securities are greater than gains realized from the options.

         Stock Index  Futures.  The Fund may purchase and sell stock index futures  contracts.  A stock index futures  contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery  of an amount  of  liquid  assets  equal to a specified  dollar  amount  multiplied  by the  difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the underlying  stocks in the index is made.  The Fund will not purchase or sell options on stock index futures contracts.

         The Fund may not  purchase or sell a stock  index  future if,  immediately  thereafter,  more than 30% of its total  assets would be hedged by stock index  futures.  The Fund may not purchase or sell a stock index  future if,  immediately  thereafter,  the sum of the amount of margin  deposits on the Fund's  existing  futures  positions  would exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite  Index on the New York Futures  Exchange and the Value
Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements of the stock index  futures  contracts in relation to the movements in such indices.  However,  such  differences in the indices may result in  differences  in  correlation of the futures  contracts with movements  in the value of the  securities  being  hedged.  The Fund  reserves  the right to purchase  or sell stock  index  futures contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is different from that of margin in security  transactions  in that futures  contract  margin does not involve the  borrowing of funds to finance  transactions.  Rather,  the initial  margin is in the nature of a performance  bond or good faith deposit on the contract  which is returned to the Fund upon  termination  of the futures contract, assuming all contractual obligations have been satisfied.

         There are  several  risks in  connection  with the use of stock  index  futures by the Fund as a hedging  device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Fund would be in a better  position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable  direction,  this advantage will be partially  offset by the loss on the index future.  If the price of the future  moves  more than the price of the stock,  the Fund will  experience  either a loss or gain on the future  which will not be completely  offset by movements in the price of the  securities  which are the subject of the hedge.  To compensate  for the  imperfect  correlation  of movements  in the price of  securities  being  hedged and  movements in the price of the stock index futures,  the Fund may buy or sell stock index  futures  contracts in a greater  dollar  amount than the dollar amount of securities being hedged if the volatility  over a particular  time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the  volatility  over a particular  time period of the prices of the  securities  being hedged is less than the  volatility  over such time period of the stock  index,  or if  otherwise  deemed to be  appropriate  by the
Sub-advisor.

         Where futures are  purchased to hedge  against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents) in stocks (or options) in an orderly  fashion,  it is possible that the market may decline  instead.
If the  Sub-advisor  then concludes not to invest in stock or options at that time because of concern as to possible  further market decline or for other  reasons,  the Fund will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Fund's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio  Turnover.  The Fund's  investment  policies as  described  above are based on the  Sub-advisor's  assessment  of fundamentals in the context of changing market  valuations.  Therefore,  they may under some conditions  involve frequent  purchases and sales of shares of a particular  issuer as well as the  replacement  of  securities.  The  Sub-advisor  expects that more of its portfolio  turnover will be attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination of a particular  issuer's  securities from the Fund. It is anticipated that the growth portion of the Fund may have portfolio turnover exceeding 100%. For more information on portfolio  turnover,  see this SAI and the Company's  Prospectus under "Portfolio Turnover."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF  Alliance/Bernstein  Growth + Value Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed without shareholder approval.  The Fund will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other investment  company or investment  trust,  except in compliance with the 1940
Act;

         3.       Invest in interests in oil, gas or other mineral exploration or development programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

         4.       Make short sales of securities  or purchase  securities  on margin  except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such investment more than 15% of the Fund's net assets (taken at market value) would be so invested;

         Whenever  any  investment  restriction  states a maximum  percentage  of the Fund's  assets  which may be  invested  in any security  or other  asset,  it is  intended  that such  percentage  be  determined  immediately  after and as a result of the Fund's acquisition  of such  securities or other assets.  Accordingly,  any later  increase or decrease in percentage  beyond the specified limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.

ASAF SANFORD BERNSTEIN CORE VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek long-term capital growth.

Investment Policies:

         As a  diversified  fund,  no more than 5% of the assets of the Fund may be invested in the  securities of one issuer (other than U.S.  Government  Securities),  except that up to 25% of the Fund's assets may be invested  without regard to this  limitation.
The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry.

         Short-Term  Instruments.  When the Fund experiences large cash inflows or anticipates  substantial redemption requests, the
Fund may hold  short-term  investments  for a limited  time  pending  the  purchase  of equity  securities.  The  Fund's  short-term instruments  may consist of: (i)  short-term  obligations  issued or  guaranteed  by the U.S.  government  or any of its agencies or instrumentalities  or by any of the states;  (ii) other  short-term debt securities  rated AA or higher by Standard & Poor's ("S&P")
or Aa or higher by Moody's or, if unrated,  of comparable  quality in the opinion of the Sub-advisor;  (iii) commercial  paper; (iv)
bank  obligations,  including  negotiable  certificates  of deposit,  time  deposits and bankers'  acceptances;  and (v)  repurchase agreements.  At the time the Fund  invests in  commercial  paper,  bank  obligations  or  repurchase  agreements,  the issuer or the issuer's parent must have outstanding  debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding  commercial paper or bank  obligations  rated A-1 by S&P or  Prime-1  by  Moody's;  or, if no such  ratings  are  available,  the  instrument  must be of comparable quality in the opinion of the Sub-advisor.

         Certificates  of  Deposit  and  Bankers'  Acceptances.  Certificates  of  deposit  are  receipts  issued  by  a  depository institution  in exchange for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified  on the  certificate.  The  certificate  usually can be traded in the  secondary  market prior to maturity.  Bankers'  acceptances  typically arise from short-term credit arrangements  designed to enable businesses to obtain funds to finance  commercial  transactions.  Generally,  an  acceptance  is a time draft  drawn on a bank by an exporter or an importer to obtain  a stated  amount  of funds to pay for  specific  merchandise.  The  draft is then  "accepted"  by a bank  that,  in  effect, unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance may then be held by the accepting  bank as an asset or it may be sold in the  secondary  market at the  going  rate of  discount  for a  specific  maturity.
Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper.  Commercial paper consists of short-term  (usually from 1 to 270 days) unsecured  promissory notes issued by  corporations in order to finance their current  operations.  A variable amount master demand note (which is a type of commercial paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S.  Government  Obligations.  The Fund may invest in  obligations  issued or  guaranteed by U.S.  Government  agencies or instrumentalities.  These  obligations  may or may not be backed by the "full  faith and credit" of the United  States.  In the case of securities  not backed by the full faith and credit of the United  States,  the Fund must look  principally to the federal agency issuing or  guaranteeing  the  obligation  for ultimate  repayment,  and may not be able to assert a claim against the United States itself  in the event the  agency or  instrumentality  does not meet its  commitments.  Government  securities  in which the Fund may invest that are not backed by the full faith and credit of the United States  include,  but are not limited to,  obligations  of the
Tennessee Valley Authority,  the Federal Home Loan Mortgage Corporation and the U.S. Postal Service,  each of which has the right to borrow from the U.S.  Treasury to meet its obligations,  and obligations of the Federal Farm Credit System and the Federal Home Loan
Banks, both of whose  obligations may be satisfied only by the individual  credit of the issuing agency.  Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage  Association,  the Farmers
Home Administration, and the Export-Import Bank.

         Equity  Investments.  The Fund may invest in equity securities listed on any domestic  securities exchange or traded in the over-the-counter  markets,  including  ADRs and U.S.  dollar  denominated  securities  of foreign  issuers  that  trade on  domestic exchanges and in the  over-the-counter  markets..  They may or may not pay dividends or carry voting  rights.  Common stock occupies the most junior position in a company's capital structure.

Futures Contracts and Options on Futures Contracts.

         Futures  Contracts.  The Fund may  enter  into  securities  index  futures  contracts.  U.S.  futures  contracts  have been designed  by  exchanges  which  have been  designated  "contracts  markets"  by the  CFTC,  and must be  executed  through a futures commission  merchant,  or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets,  and, through their clearing  corporations,  the exchanges  guarantee  performance of the contracts as between the clearing members of the exchange.  These investments will be made by the Fund solely for hedging purposes.

         At the same time a futures  contract is purchased or sold,  the Fund must allocate cash or securities as a deposit  payment
("initial  margin").  It is expected that the initial margin would be  approximately 1 1/2% to 5% of a contract's face value.  Daily thereafter,  the futures  contract is valued and the payment of "variation  margin" may be required,  because each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without  having to make or take  delivery of the  securities.
The offsetting of a contractual  obligation is accomplished by buying (or selling, as the case may be) on a commodities  exchange an identical  futures  contract  calling for delivery in the same month.  Such a transaction,  which is effected through a member of an exchange,  cancels the obligation to make or take delivery of the securities.  Because  transactions in the futures market are made, offset or fulfilled  through a  clearinghouse  associated  with the exchange on which the contracts are traded,  the Fund will incur brokerage fees when it purchases or sells futures  contracts.  The liquidity of the futures market depends on participants  entering into offsetting  transactions  rather than making or taking delivery.  To the extent  participants  decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts entail other risks.  Nonetheless,  the Sub-advisor  believes that use of such contracts in certain  circumstances  will benefit the Fund. For an additional  discussion of futures  contracts and the risks  involved  therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Fund may use stock index futures on a continual  basis to  "equitize"  cash so that the
Fund may  maintain  100% equity  exposure.  The Fund will not enter into any futures  contracts  or options on futures  contracts if immediately  thereafter  the amount of margin  deposits on all the futures  contracts of the Fund and premiums  paid on  outstanding options on futures  contracts  owned by the Fund (other than those entered into for bona fide hedging  purposes)  would exceed 5% of the market value of the total assets of the Fund.

         A futures  option  gives the  holder,  in return for the  premium  paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time during the period of the  option.  Upon  exercise,  the writer of the option is  obligated to pay the  difference  between the cash value of the futures  contract  and the exercise  price.
Like the buyer or seller of a futures  contract,  the holder,  or writer, of an option has the right to terminate its position prior to the scheduled  expiration of the option by selling or purchasing an option of the same series,  at which time the person entering into the  closing  transaction  will  realize a gain or loss.  The Fund will be  required to deposit  initial  margin and  variation margin with respect to put and call options on futures  contracts written by it pursuant to brokers'  requirements  similar to those described  above.  Net option  premiums  received will be included as initial margin  deposits.  In  anticipation  of an increase in securities  prices,  the Fund may purchase call options on futures  contracts as a substitute for the purchase of futures  contracts to hedge against a possible  increase in the price of securities that the Fund intends to purchase.  Similarly,  if the value of the securities  held by the  Portfolio  is expected  to decline,  the Fund might  purchase  put options or sell call  options on futures contracts rather than sell futures contracts.

         Investments in futures options  involve some of the same  considerations  that are involved in connection with  investments in futures  contracts (for example,  the existence of a liquid  secondary  market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending on the pricing of the option  compared to either the futures  contract upon which it is based,  or upon the price of the  securities  being hedged,  an option may or may not be less risky than  ownership of the futures  contract or such  securities.  In  general,  the market  prices of options can be expected  to be more  volatile  than the market  prices on the underlying  futures contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options  (plus  transaction  costs).  The writing of an option on a futures  contact  involves  risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The Fund may purchase and write (sell) call and put options on securities  indices.  Such options give the holder the right to receive a cash settlement  during the term of the option based upon the difference  between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out  options positions on  securities  indices may occur,  although the  Portfolio  generally  will only  purchase or write such an option if the
Sub-advisor believes the option can be closed out.

         Use of options on securities  indices also entails the risk that trading in such options may be  interrupted  if trading in certain  securities  included in the index is interrupted.  The Fund will not purchase such options unless the Sub-advisor  believes the  market is  sufficiently  developed  such that the risk of trading  in such  options  is no greater  than the risk of trading in options on securities.

         For an additional  discussion of options and the risks involved  therein,  see this SAI and the Company's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Purchase  any security or evidence of interest  therein on margin,  except that such  short-term  credit as may be necessary for the clearance of purchases  and sales of  securities  may be obtained and except that deposits of initial  deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest more than 15% of the Fund's net assets (taken at the greater of cost or market  value) in  securities  that are illiquid or not readily  marketable,  not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Directors.

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND:

Investment  Objective:  The investment  objective of the ASAF Sanford Bernstein  Managed Index 500 Fund (formerly,  the ASAF Bankers
Trust  Managed  Index 500 Fund) is to  outperform  the Standard & Poor's 500  Composite  Stock Price Index (the "S&P 500(R)")  through stock selection resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a  diversified  fund,  no more than 5% of the assets of the Fund may be invested in the  securities of one issuer (other than U.S.  Government  Securities),  except that up to 25% of the Fund's assets may be invested  without regard to this  limitation.
The Fund will not invest more than 25% of its assets in the  securities of issuers in any one industry.  In the unlikely  event that the S&P 500 should concentrate to an extent greater than that amount, the Fund's ability to achieve its objective may be impaired.

         About the S&P 500.  The Fund is not  sponsored,  endorsed,  sold or  promoted  by  Standard  & Poor's,  a  division  of The
McGraw-Hill  Companies,  Inc. ("S&P"). S&P makes no representation or warranty,  express or implied, to the shareholders of the Fund or any member of the public  regarding the  advisability  of investing in securities  generally or in the Fund  particularly  or the ability  of the S&P 500 to track  general  stock  market  performance.  S&P's only  relationship  to the  Investment  Manager or the
Sub-advisor is a license  provided to the Investment  Manager of certain  trademarks and trade names of S&P and of the S&P 500 which is  determined,  composed  and  calculated  by S&P  without  regard to  Investment  Manager,  Sub-advisor  or the  Fund.  S&P has no obligation  to take the  needs of the  Investment  Manager,  Sub-advisor  or the  shareholders  of the Fund  into  consideration  in determining,  composing or calculating  the S&P 500. S&P is not responsible for and has not  participated  in the  determination  of the prices and amount of Fund's  shares or the timing of the  issuance  or sale of the Fund's  shares,  or in the  determination  or calculation of the Fund's net asset value.  S&P has no obligation or liability in connection with the  administration,  marketing or trading of the Fund.

         S&P does not guarantee the accuracy and/or the  completeness of the S&P 500 or any data included  therein and shall have no liability for any errors,  omissions,  or interruptions therein. S&P makes no warranty,  express or implied, as to the results to be obtained by the Fund,  shareholders  of the Fund,  or any other  person or entity  from the use of the S&P 500 or any data  included therein.  S&P makes no express or implied  warranties  and expressly  disclaims all warranties of  merchantability  or fitness for a particular  purpose or use with respect to the S&P 500 or any data included  therein.  Without limiting any of the foregoing,  in no event shall S&P have any liability for any special,  punitive,  indirect or consequential damages (including lost profits),  even if notified of the possibility of such damages.

         Short-Term  Instruments.  When the Fund experiences large cash inflows or anticipates  substantial redemption requests, the
Fund may hold  short-term  investments  for a limited  time  pending  the  purchase  of equity  securities.  The  Fund's  short-term instruments  may consist of: (i)  short-term  obligations  issued or  guaranteed  by the U.S.  government  or any of its agencies or instrumentalities  or by any of the  states;  (ii) other  short-term  debt  securities  rated AA or higher by S&P or Aa or higher by
Moody's or, if unrated,  of comparable  quality in the opinion of the Sub-advisor;  (iii) commercial  paper;  (iv) bank obligations, including negotiable  certificates of deposit, time deposits and bankers' acceptances;  and (v) repurchase  agreements.  At the time the Fund invests in commercial  paper,  bank  obligations  or  repurchase  agreements,  the issuer or the issuer's  parent must have outstanding  debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding  commercial  paper or bank  obligations  rated
A-1 by S&P or Prime-1 by  Moody's;  or, if no such  ratings are  available,  the  instrument  must be of  comparable  quality in the opinion of the Sub-advisor.

         Certificates  of  Deposit  and  Bankers'  Acceptances.  Certificates  of  deposit  are  receipts  issued  by  a  depository institution  in exchange for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified  on the  certificate.  The  certificate  usually can be traded in the  secondary  market prior to maturity.  Bankers'  acceptances  typically arise from short-term credit arrangements  designed to enable businesses to obtain funds to finance  commercial  transactions.  Generally,  an  acceptance  is a time draft  drawn on a bank by an exporter or an importer to obtain  a stated  amount  of funds to pay for  specific  merchandise.  The  draft is then  "accepted"  by a bank  that,  in  effect, unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance may then be held by the accepting  bank as an asset or it may be sold in the  secondary  market at the  going  rate of  discount  for a  specific  maturity.
Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper.  Commercial paper consists of short-term  (usually from 1 to 270 days) unsecured  promissory notes issued by  corporations in order to finance their current  operations.  A variable amount master demand note (which is a type of commercial paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S.  Government  Obligations.  The Fund may invest in  obligations  issued or  guaranteed by U.S.  Government  agencies or instrumentalities.  These  obligations  may or may not be backed by the "full  faith and credit" of the United  States.  In the case of securities  not backed by the full faith and credit of the United  States,  the Fund must look  principally to the federal agency issuing or  guaranteeing  the  obligation  for ultimate  repayment,  and may not be able to assert a claim against the United States itself  in the event the  agency or  instrumentality  does not meet its  commitments.  Government  securities  in which the Fund may invest that are not backed by the full faith and credit of the United States  include,  but are not limited to,  obligations  of the
Tennessee Valley Authority,  the Federal Home Loan Mortgage Corporation and the U.S. Postal Service,  each of which has the right to borrow from the U.S.  Treasury to meet its obligations,  and obligations of the Federal Farm Credit System and the Federal Home Loan
Banks, both of whose  obligations may be satisfied only by the individual  credit of the issuing agency.  Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage  Association,  the Farmers
Home Administration, and the Export-Import Bank.

         Equity  Investments.  The Fund may invest in equity securities listed on any domestic  securities exchange or traded in the over-the-counter  market.  They may or may not pay  dividends  or  carry  voting  rights.  Common  stock  occupies  the most  junior position in a company's capital structure.

         Warrants.  Warrants  entitle the holder to buy common  stock from the issuer at a specific  price (the strike  price) for a specific  period of time.  The strike  price of warrants  sometimes is much lower than the current  market  price of the  underlying securities,  yet warrants are subject to similar price  fluctuations.  As a result,  warrants may be more volatile  investments than the underlying securities.

         Warrants do not entitle the holder to  dividends  or voting  rights with respect to the  underlying  securities  and do not represent  any rights in the assets of the issuing  company.  Also,  the value of the warrant does not  necessarily  change with the value of the underlying securities.

         Convertible  Securities.  Convertible  securities  may be debt  securities or preferred  stocks that may be converted  into common  stock or that  carry the right to  purchase  common  stock.  Convertible  securities  entitle  the  holder to  exchange  the securities  for a specified  number of shares of common  stock,  usually of the same company,  at specified  prices within a certain period of time.

         The  terms  of  any  convertible  security  determine  its  ranking  in a  company's  capital  structure.  In the  case  of subordinated  convertible debentures,  the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of  preferred  and common  shareholders.  In the case of  convertible  preferred  stock,  the  holders'
claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

         Futures  Contracts.  The Fund may  enter  into  securities  index  futures  contracts.  U.S.  futures  contracts  have been designed  by  exchanges  which  have been  designated  "contracts  markets"  by the  CFTC,  and must be  executed  through a futures commission  merchant,  or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets,  and, through their clearing  corporations,  the exchanges  guarantee  performance of the contracts as between the clearing  members of the exchange.  These  investments  will be made by the Fund solely for hedging  purposes.  In this regard,  the
Fund may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures  contract is purchased or sold,  the Fund must allocate cash or securities as a deposit  payment
("initial  margin").  It is expected that the initial margin would be  approximately 1 1/2% to 5% of a contract's face value.  Daily thereafter,  the futures  contract is valued and the payment of "variation  margin" may be required,  because each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without  having to make or take  delivery of the  securities.
The offsetting of a contractual  obligation is accomplished by buying (or selling, as the case may be) on a commodities  exchange an identical  futures  contract  calling for delivery in the same month.  Such a transaction,  which is effected through a member of an exchange,  cancels the obligation to make or take delivery of the securities.  Because  transactions in the futures market are made, offset or fulfilled  through a  clearinghouse  associated  with the exchange on which the contracts are traded,  the Fund will incur brokerage fees when it purchases or sells futures  contracts.  The liquidity of the futures market depends on participants  entering into offsetting  transactions  rather than making or taking delivery.  To the extent  participants  decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts entail other risks.  Nonetheless,  the Sub-advisor  believes that use of such contracts in certain  circumstances  will benefit the Fund. For an additional  discussion of futures  contracts and the risks  involved  therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Fund may use stock index futures on a continual  basis to  "equitize"  cash so that the
Fund may  maintain  100% equity  exposure.  The Fund will not enter into any futures  contracts  or options on futures  contracts if immediately  thereafter  the amount of margin  deposits on all the futures  contracts of the Fund and premiums  paid on  outstanding options on futures  contracts  owned by the Fund (other than those entered into for bona fide hedging  purposes)  would exceed 5% of the market value of the total assets of the Fund.

         A futures  option  gives the  holder,  in return for the  premium  paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time during the period of the  option.  Upon  exercise,  the writer of the option is  obligated to pay the  difference  between the cash value of the futures  contract  and the exercise  price.
Like the buyer or seller of a futures  contract,  the holder,  or writer, of an option has the right to terminate its position prior to the scheduled  expiration of the option by selling or purchasing an option of the same series,  at which time the person entering into the  closing  transaction  will  realize a gain or loss.  The Fund will be  required to deposit  initial  margin and  variation margin with respect to put and call options on futures  contracts written by it pursuant to brokers'  requirements  similar to those described  above.  Net option  premiums  received will be included as initial margin  deposits.  In  anticipation  of an increase in securities  prices,  the Fund may purchase call options on futures  contracts as a substitute for the purchase of futures  contracts to hedge against a possible  increase in the price of securities that the Fund intends to purchase.  Similarly,  if the value of the securities  held by the Fund is expected to decline,  the Fund might purchase put options or sell call options on futures  contracts rather than sell futures contracts.

         Investments in futures options  involve some of the same  considerations  that are involved in connection with  investments in futures  contracts (for example,  the existence of a liquid  secondary  market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending on the pricing of the option  compared to either the futures  contract upon which it is based,  or upon the price of the  securities  being hedged,  an option may or may not be less risky than  ownership of the futures  contract or such  securities.  In  general,  the market  prices of options can be expected  to be more  volatile  than the market  prices on the underlying  futures contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options  (plus  transaction  costs).  The writing of an option on a futures  contact  involves  risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The Fund may purchase and write (sell) call and put options on securities  indices.  Such options give the holder the right to receive a cash settlement  during the term of the option based upon the difference  between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out  options positions  on  securities  indices  may  occur,  although  the Fund  generally  will only  purchase  or write  such an option if the
Sub-advisor believes the option can be closed out.

         Use of options on securities  indices also entails the risk that trading in such options may be  interrupted  if trading in certain  securities  included in the index is interrupted.  The Fund will not purchase such options unless the Sub-advisor  believes the  market is  sufficiently  developed  such that the risk of trading  in such  options  is no greater  than the risk of trading in options on securities.

         For an additional  discussion of options and the risks involved  therein,  see this SAI and the Company's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Purchase  any security or evidence of interest  therein on margin,  except that such  short-term  credit as may be necessary for the clearance of purchases  and sales of  securities  may be obtained and except that deposits of initial  deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest more than 15% of the Fund's net assets (taken at the greater of cost or market  value) in  securities  that are illiquid or not readily  marketable,  not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Directors.

ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment  Objective:  The investment  objective of the Fund is to seek capital growth and income through investments  primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the  policy  of the Fund to seek to  balance  the  objectives  of  reasonable  opportunity  for  capital  growth  and reasonable current income through  investments  primarily in dividend-paying  common stocks of good quality.  However, it may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities,  such as bonds,  convertible bonds, preferred stocks, and convertible preferred stocks.

         Purchases  and sales of portfolio  securities  are made at such times and in such  amounts as deemed  advisable in light of market,  economic and other  conditions,  irrespective of the degree of portfolio  turnover.  The Fund engages  primarily in holding securities for investment and not for trading purposes.

         Covered Call  Options.  Subject to market  conditions,  the Fund may try to realize  income by writing  covered call option contracts  provided that the option is listed on a domestic  securities  exchange.  The  Sub-advisor  believes that the premiums the
Fund will receive for writing options can increase the Fund's income without subjecting it to substantial risks.

         A security on which an option has been written  will be held in escrow by the Fund's  custodian  until the option  expires, is exercised,  or a closing  purchase  transaction  is made.  The Fund will purchase call options only to close out a position in an option  written by it. When a security is sold from the Fund against  which a call option has been  written,  the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.

         The  premium  received  by the Fund upon  writing a call  option  will  increase  the Fund's  assets,  and a  corresponding liability will be recorded and  subsequently  adjusted from day to day to the current value of the option written.  For example,  if the current  value of the option  exceeds the premium  received,  the excess would be an  unrealized  loss and,  conversely,  if the premium  exceeds the current  value,  such excess  would be an  unrealized  gain.  The current  value of the option will be the last sales price on the  principal  exchange on which the option is traded or, in the absence of any  transactions,  the mean between the closing bid and asked price.

         Except as stated above, the Fund will not purchase or sell puts or calls or combinations thereof.

         Additional  information  on covered call options and their risks is included in this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The Fund may purchase and sell stock index futures  contracts.  A stock index futures  contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery  of an amount  of  liquid  assets  equal to a specified  dollar  amount  multiplied  by the  difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the underlying  stocks in the index is made.  The Fund will not purchase or sell options on stock index futures contracts.

         The Fund may not  purchase or sell a stock  index  future if,  immediately  thereafter,  more than 30% of its total  assets would be hedged by stock index  futures.  The Fund may not purchase or sell a stock index  future if,  immediately  thereafter,  the sum of the amount of margin  deposits on the Fund's  existing  futures  positions  would exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite  Index on the New York Futures  Exchange and the Value
Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements of the stock index  futures  contracts in relation to the movements in such indices.  However,  such  differences in the indices may result in  differences  in  correlation of the futures  contracts with movements  in the value of the  securities  being  hedged.  The Fund  reserves  the right to purchase  or sell stock  index  futures contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is different from that of margin in security  transactions  in that futures  contract  margin does not involve the  borrowing of funds to finance  transactions.  Rather,  the initial  margin is in the nature of a performance  bond or good faith deposit on the contract  which is returned to the Fund upon  termination  of the futures contract, assuming all contractual obligations have been satisfied.

         There are  several  risks in  connection  with the use of stock  index  futures by the Fund as a hedging  device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Fund would be in a better  position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable  direction,  this advantage will be partially  offset by the loss on the index future.  If the price of the future  moves  more than the price of the stock,  the Fund will  experience  either a loss or gain on the future  which will not be completely  offset by movements in the price of the  securities  which are the subject of the hedge.  To compensate  for the  imperfect  correlation  of movements  in the price of  securities  being  hedged and  movements in the price of the stock index futures,  the Fund may buy or sell stock index  futures  contracts in a greater  dollar  amount than the dollar amount of securities being hedged if the volatility  over a particular  time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the  volatility  over a particular  time period of the prices of the  securities  being hedged is less than the  volatility  over such time period of the stock  index,  or if  otherwise  deemed to be  appropriate  by the
Sub-advisor.

         Where futures are  purchased to hedge  against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents) in stocks (or options) in an orderly  fashion,  it is possible that the market may decline  instead.
If the Fund then  concludes not to invest in stock or options at that time because of concern as to possible  further market decline or for other  reasons,  the Fund will  realize a loss on the  futures  contract  that is not offset by a  reduction  in the price of securities purchased.

         The Fund's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For additional  information  regarding  futures  contracts and their risks,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Fund may  invest  in  foreign  securities,  but will not make any such  investments  unless  such securities  are listed on a national  securities  exchange.  The  purchase  of foreign  securities  entails  certain  political  and economic  risks,  and  accordingly,  the Fund has  restricted  its  investments  in  securities  in this  category to issues of high quality.  Evidences  of ownership of foreign  securities  may be held outside of the U.S.,  and the Fund may be subject to the risks associated  with the holding of such property  overseas.  Additional  information on foreign  securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Ratings.  The ratings of debt  securities  by S&P,  Moody's,  Duff & Phelps and Fitch are a generally  accepted barometer  of credit risk.  They are,  however,  subject to certain  limitations  from an  investor's  standpoint.  The rating of an issuer is heavily weighted by past  developments and does not necessarily  reflect probable future  conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In  addition,  there may be varying  degrees of  difference in credit risk of securities within each rating category.

         A detailed  description  of the debt  security  ratings  assigned  by Moody's  and S&P is  included  in  Appendix B to this
Statement.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF Alliance  Growth and Income Fund.  These  limitations  are not  "fundamental  restrictions  and may be changed by the Directors without shareholder approval.  The Fund may not:

         1.       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

         2.       Sell securities short.

ASAF MFS GROWTH WITH INCOME FUND:

Investment  Objective:  The investment  objective of the Fund is to seek to provide  reasonable current income and long-term capital growth and income.

Investment Policies:

         Corporate Debt Securities.  The Fund may invest in debt securities,  such as convertible and  non-convertible  bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable and  Floating  Rate  Obligations.  The Fund may invest in floating or variable  rate  securities.  Investments  in variable or floating rate securities  normally will involve  industrial  development or revenue bonds which provide that the rate of interest is set as a specific  percentage of a designated  base rate,  such as rates on Treasury Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the  obligations on behalf of the Fund on short notice at par plus accrued  interest,  which amount may be more or less than the amount of the bondholder  paid for them. The maturity of floating or variable  rate  obligations  (including  participation  interests  therein)  is deemed to be the longer of (i) the notice  period required  before the Fund is entitled  to receive  payment of the  obligation  upon  demand or (ii) the period  remaining  until the obligation's  next interest rate  adjustment.  If not redeemed by the Fund through the demand feature,  the obligations  mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon Bonds,  Deferred  Interest  Bonds and PIK Bonds.  The Fund may invest in zero coupon bonds,  deferred bonds and bonds on which the interest is payable in kind ("PIK bonds").  Zero coupon and deferred interest bonds are debt  obligations,  which are issued at a  significant  discount  from face value.  The  discount  approximates  the total  amount of interest  the bonds will accrue and compound over the period until  maturity or the first interest  payment date at a rate of interest  reflecting the market rate of the security at the time of issuance.  While zero coupon  bonds do not require the  periodic  payment of interest,  deferred interest  bonds do provide for a period of delay  before the regular  payment of interest  begins.  PIK bonds are debt  obligations, which  provide  that  the  issuer  may,  at its  option,  pay  interest  on such  bonds in cash or in the  form of  additional  debt obligations.  Such  investments  benefit the issuer by mitigating its need for cash to meet debt service,  but also require a higher rate of return to  attract  investors  who are  willing to defer  receipt of such cash.  Such  investments  may  experience  greater volatility  in market value than debt  obligations,  which make regular  payments of interest.  The Fund will accrue  income on such investments for tax and accounting  purposes,  which are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

         Equity  Securities.  The Fund may  invest  in all types of equity  securities,  including  the  following:  common  stocks, preferred  stocks and  preference  stocks;  securities  such as bonds,  warrants or rights that are  convertible  into  stocks;  and
depository  receipts  for  those  securities.   These  securities  may  be  listed  on  securities  exchanges,   traded  in  various
over-the-counter markets or have no organized market.

         Foreign Securities.  The Fund may invest in  dollar-denominated  and non-dollar  denominated foreign securities.  Investing in securities of foreign  issuers  generally  involves  risks not  ordinarily  associated  with  investing in securities of domestic issuers.  For a discussion of the risks involved in foreign  securities,  see this SAI and the Company's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Depository  Receipts.  The Fund may invest in American  Depository  Receipts ("ADRs"),  Global Depository Receipts ("GDRs")
and other types of  depository  receipts.  ADRs are  certificates  by a U.S.  depository  (usually a bank) and represent a specified quantity  of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as  collateral.  GDRs and other  types of depository  receipts are typically  issued by foreign  banks or trust  companies  and evidence  ownership of  underlying  securities issued by either a foreign or a U.S.  company.  Generally,  ADRs are in registered form and are designed for use in U.S.  securities markets and GDRs are in bearer form and are designed for use in foreign  securities  markets.  For the purposes of the Fund's policy to invest a certain  percentage of its assets in foreign  securities,  the  investments of the Fund in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depository which has an exclusive  relationship  with the issuer of the underlying  security.  An  unsponsored  ADR may be issued by any number of U.S.  depositories.  Under the terms of most sponsored  arrangements,  depositories  agree to distribute  notices of shareholder  meetings and voting  instructions,  and to provide  shareholder  communications  and other  information  to the ADR  holders  at the  request  of the  issuer of the  deposited securities.  The  depository  of an  unsponsored  ADR,  on the  other  hand,  is  under  no  obligation  to  distribute  shareholder communications  received from the issuer of the deposited  securities or to pass through  voting rights to ADR holders in respect of the  deposited  securities.  The Fund may invest in either type of ADR.  Although the U.S.  investor  holds a substitute  receipt of ownership  rather than direct  stock  certificates,  the use of the  depository  receipts in the United  Sates can reduce  costs and delays as well as  potential  currency  exchange  and other  difficulties.  The Fund may purchase  securities  in local  markets and direct  delivery of these  shares to the local  depositary  of an ADR agent bank in the  foreign  country.  Simultaneously,  the ADR agents  create a  certificate  which  settles at the Fund's  custodian in five days.  The Fund may also  execute  trades on the U.S.
markets using  existing  ADRs. A foreign  issuer of the security  underlying  an ADR is generally not subject to the same  reporting requirements in the United States as a domestic issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the  foreign  issuer is  required  to  disclose  in its  country  and the market  value of an ADR may not  reflect undisclosed  material  information  concerning  the issuer of the  underlying  security.  ADRs may also be subject to exchange  rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Fund may invest in  securities  of  government,  government-related,  supranational  and  corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company  Debt.  Governments  of many  emerging  market  countries  have  exercised  and  continue to  exercise  substantial influence  over many  aspects of the private  sector  through the  ownership  or control of many  companies,  including  some of the largest  in any given  country.  As a  result,  government  actions  in the  future  could  have a  significant  effect on  economic conditions in emerging markets,  which in turn, may adversely affect companies in the private sector,  general market conditions and prices and yields of certain of the  securities in the Fund's  portfolio.  Expropriation,  confiscatory  taxation,  nationalization, political,  economic or social  instability  or other  similar  developments  have occurred  frequently  over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

         Foreign  currencies.  Some emerging market countries may have managed  currencies,  which are not free floating against the
U.S.  dollar.  In  addition,  there is risk that certain  emerging  market  countries  may  restrict  the free  conversion  of their currencies  into other  currencies.  Further,  certain  emerging market  currencies may not be  internationally  traded.  Certain of these currencies have  experienced a steep  devaluation  relative to the U.S. dollar.  Any devaluations in the currencies in which a
Fund's portfolio securities are denominated may have a detrimental impact on the Fund's et asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high, rates of inflation for many years.  Inflation  and rapid  fluctuations  in inflation  rates have had and may  continue to have  adverse  effects on the economies  and  securities  markets of certain  emerging  market  countries.  In an  attempt  to control  inflation,  wage and price controls  have been imposed in certain  countries.  Of these  countries,  some,  in recent  years,  have begun to control  inflation through prudent economic policies.

         Liquidity;  Trading Volume;  Regulatory  Oversight.  The securities  markets of emerging market countries are substantially smaller,  less  developed,  less liquid and more volatile than the major  securities  markets in the U.S.  Disclosure and regulatory standards  are in many  respects  less  stringent  than U.S.  standards.  Furthermore  , there is a lower  level of  monitoring  and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging market issuers  compared to volume of trading in the  securities of U.S.  issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and  competitiveness of the securities  issuers.  For example,  limited market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging  markets,  as a result of which trading of securities may cease or may be  substantially  curtailed and prices for the Fund's  securities in such markets may not be readily available.  The Fund may suspend  redemption  of its shares for any period  during which an emergency  exists,  as determined by the
SEC. If market  prices are not  readily  available,  the Fund's  securities  in the  affected  markets  will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding.  Income from  securities  held by the Fund could be reduced by a withholding  tax on the source or other taxes imposed by the emerging market  countries in which the Fund makes its  investments.  The Fund's net asset value may also be affected by  changes  in the  rates or  methods  of  taxation  applicable  to the Fund or to  entities  in which the Fund has  invested.  The
Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular  investments,  but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Fund may enter into contracts for the purchase or sale of a specific  currency at a future date at a price at the time the contract is entered  into (a "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes).

         The Fund does not  presently  intend to hold  Forward  Contracts  entered  into until  maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such
Contracts by entering into  offsetting  transactions,  which will serve to fix the Fund's profit or loss based upon the value of the
Contracts at the time the offsetting transactions is executed.

         The Fund will also enter into  transactions in Forward  Contracts for other than hedging  purposes,  which presents greater profit  potential but also involves  increased risk. For example,  the Fund may purchase a given foreign  currency through a Forward
Contract if, in the  judgement  of the  Sub-advisor,  the value of such  currency is expected to rise  relative to the U.S.  dollar.
Conversely,  the Fund may sell the  currency  through a Forward  Contract if the  Sub-advisor  believes  that its value will decline relative to the dollar.

         For an additional  discussion of Forward Contracts see this SAI and the Company  Prospectus under "Certain Risk Factors and
Investment Methods."

         Futures  Contracts.  The Fund may  purchase and sell futures  contracts  ("Future  Contracts")  on stock  indices,  foreign currencies,  interest rates or interest-rate  related instruments,  indices of foreign currencies or commodities.  The Fund also may purchase  and sell  Futures  Contracts  on foreign or domestic  fixed  income  securities  or indices of such  securities  including municipal  bond  indices  and any other  indices of foreign or  domestic  fixed  income  securities  that may become  available  for trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from  options in that they are  bilateral  agreements,  with both the  purchaser  and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement  only on the expiration  date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts are used to attempt to protect the Fund's  current or intended  stock investments  from  broad  fluctuations  in stock  prices.  For  example,  the  Fund  may  sell  stock  index  futures  contracts  in anticipations  of or during  market  decline to attempt to offset the  decrease in market value of the Fund's  securities  portfolio that might  otherwise  result.  If such decline  occurs,  the loss in value of portfolio  securities  may be offset,  in whole or in part,  by  gains  on the  futures  position.  When the Fund is not  fully  invested  in the  securities  market  and  anticipates  a significant  market  advance,  it may  purchase  stock index  futures in order to gain rapid  market  exposure  that may, in part or entirely,  offset  increases  in the cost of  securities  that the Fund  intends  to  purchase.  As such  purchases  are  made,  the corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these transactions,  the
Fund will purchase such securities upon termination of the futures  position,  but under unusual market  conditions,  a long futures position may be terminated without a related purchase of securities.

         The Fund may purchase and sell foreign currency futures contracts for hedging  purposes,  to attempt to protect its current or intended  investments  from  fluctuations  in  currency  exchange  rates.  Such  fluctuations  could  reduce the dollar  value of portfolio securities denominated in foreign currencies,  or increase the dollar cost of foreign-denominated  securities, or increase the dollar cost of  foreign-denominated  securities to be acquired,  even if the value of such securities in the currencies in which they are denominated  remains  constant.  The Fund may sell futures  contracts on a foreign  currency,  for example,  where it holds securities  denominated in such currency and it anticipates a decline in the value of such currency  relative to the dollar.  In the event such decline occurs,  the resulting adverse effect on the value of  foreign-denominated  securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely,  the Fund could protect against a rise in the dollar cost of  foreign-denominated  securities to be acquired by purchasing  futures  contracts on the  relevant  security,  which could  offset,  in whole or in part,  the  increased  cost of such securities  resulting from the rise in the dollar value of the underlying  currencies.  Where the Fund purchases  futures  contracts under such  circumstances,  however,  and the prices of securities to be acquired instead  decline,  the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment in Other  Investment  Companies.  The Fund may invest other  investment  companies,  including both open-end and closed-end  companies.  Investments in closed-end  investment  companies may involve the payment of  substantial  premiums above the value of such investment companies' portfolio securities.

         Options.  The Fund may invest in the  following  types of  options,  which  involves  the risks  described  below under the caption "Special Risk Factors."

         Options on Foreign  Currencies.  The Fund may purchase and write options on foreign  currencies for hedging and non-hedging purposes in a manner  similar to that in which Futures  Contracts on foreign  currencies,  or Forward  Contracts,  will be utilized.
For  example,  where a rise in the dollar  value of a currency in which  securities  to be acquired are  denominated  is  projected, thereby  increasing  the cost of such  securities,  the Fund may purchase call options  thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of purchasing a call option to hedge against an  anticipated  increase in the dollar cost of securities to be acquired,  the Fund could write a put option on the  relevant  currency  which,  if rates move in the manner  projected,  will expire  unexercised  and allow the Fund to hedge such  increased  cost up to the amount of the  premium.  Foreign  currency  options written by the Fund will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures  Contracts.  The Fund may also  purchase  and write  options to buy or sell those  Futures  Contracts in which it may invest as described  above under "Futures  Contracts."  Such investment  strategies  will be used for hedging  purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased by the Fund on U.S.  Exchanges are traded on the same contract market as the  underlying  Futures  Contract,  an,  like  Futures  Contracts,  are  subject  to the  regulation  by the CFTC and the performance  guarantee  of the  exchange  clearinghouse.  In  addition,  Options  on  Futures  Contracts  may be traded  on  foreign exchanges.  The Fund may cover the writing of call Options on Futures  Contracts  (a) through  purchases of the  underlying  Futures
Contract,  (b) through ownership of the instrument,  or instruments included in the index,  underlying the Futures Contract,  or (c)
through the holding of a call on the same Futures  Contract and in the same principal  amount as the call written where the exercise price of the call held (I) is equal to or less than the  exercise  price of the call  written or (ii) is greater  than the  exercise price of the call written if the Fund owns liquid and  unencumbered  assets equal to the difference.  The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying  Futures  Contract,  (b) through the ownership of liquid and unencumbered  assets equal to the value of the security or index  underlying the Futures  Contract,  or (c) through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written where the exercise price of the put held (i)
is equal to or greater  than the  exercise  price of the put written if where the  exercise  price of the put held (ii) is less than the  exercise  price of the put  written of the Fund owns  liquid and  unencumbered  assets  equal to the  difference.  Put and call
Options on Futures  Contracts  may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which the option is traded and applicable laws and  regulations.  Upon the exercise of a call Option on a Futures  Contract  written by the Fund,  the Fund will be  required to sell the  underlying  Futures  Contract  which,  if the Fund has covered its  obligation through the purchase of such  Contract,  will serve to liquidate its futures  position.  Similarly,  where a put Option on a Futures
Contract  written by the Fund is exercised,  the Fund will be required to purchase the underlying  Futures  Contract  which,  if the
Fund has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of  correlation  between  changes in the value of its portfolio  securities  and the changes in the value of its futures  positions,  the Fund's  losses from  existing  Options on Futures  Contracts  may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The Fund may write (sell)  covered put and call  options,  and purchase put and call  options,  on securities.

         A call option  written by the Fund is "covered" if the Fund owns the  security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration  (or for additional cash  consideration if the Fund owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon  conversion or exchange of other  securities held in its  portfolio.  A call  option is also  covered if the Fund  holds a call on the same  security  and in the same  principal amount as the call  written  where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater  than the  exercise  price of the call  written if the Fund owns liquid and  unencumbered  assets equal to the difference.  If the portfolio  writes a put option it must segregate  liquid and  unencumbered  assets with a value equal to the exercise  price,  or else holds a put on the same  security and in the same  principal  amount as the put written where the exercise price of the put held is equal to or greater  than the  exercise  price of the put  written or where the  exercise  price of the put held is less than the exercise  price of the put written if the Fund owns liquid and  unencumbered  assets equal to the  difference.
Put and call options written by the Fund may also be covered in such other manner as may be in accordance  with the  requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the Fund to write another call option on the underlying  security with either a different  exercise price or expiration  date or both, or in the case of a written put option will  permit  the Fund to write  another  put  option  to the  extent  that the Fund  owns  liquid  and  unencumbered  assets.  Such transactions permit the Fund to generate  additional premium income,  which will partially offset declines in the value of portfolio securities or increases in the cost of  securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the concurrent  sale of any securities  subject to the option to be used for other  investments of the Fund,  provided that another  option on such  security is not  written.  If the Fund desires to sell a  particular  security  from its  portfolio on which it has written a call option,  it will effect a closing  transaction in connection with the option prior to or concurrent with the sale of the security.

         The Fund may write options in connection  with  buy-and-write  transactions;  that is, the Fund may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the Fund  determines  to write will depend upon the expected  price  movement of the underlying  security.  The exercise price of a call option may be below  ("in-the-money"), equal to  ("at-the-money")  or above  ("out-of-the-money")  the current value of the  underlying  security at the time the option is written.  Buy-and-write  transactions  using  in-the-money  call  options  may be used  when it is  expected  that the  price of the underlying  security will decline  moderately  during the option period.  Buy-and-write  transactions  using  out-of-the-money  call options may be used when it is expected  that the  premiums  received  from  writing  the call option plus the  appreciation  in the market  price of the  underlying  security  up to the  exercise  price will be  greater  than the  appreciation  in the price of the underlying  security  alone.  If the call options are exercised in such  transactions,  the Fund's' maximum gain will be the premium received by it for writing the option,  adjusted  upwards or downwards by the difference  between the Fund's'  purchase price of the security and the exercise price,  less related  transaction  costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return  characteristics  to buy-and-write  transactions.  If the market price or the underlying  security rises or otherwise is above the exercise  price,  the put option will expire  worthless and the  Fund's'  gain will be  limited to the  premium  received,  less  related  transaction  costs.  If the  market  price of the underlying  security  declines or  otherwise  is below the  exercise  price,  the Fund may elect to close the position or retain the option until it is exercised,  at which time the Fund will be required to take delivery of the security at the exercise  price;  the
Fund'  return will be the premium  received  from the put option minus the amount by which the market price of the security is below the exercise price,  which could result in a loss.  Out-of-the-money,  at-the-money  and in-the-money put options may be used by the
Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may also write  combinations  of put and call options on the same  security,  known as  "straddles"  with the same exercise price and expiration  date. By writing a straddle,  the Fund undertakes a simultaneous  obligation to sell and purchase the same  security in the event that one of the options is  exercised.  If the price of the  security  subsequently  rises  sufficiently above the exercise price to cover the amount of the premium and  transaction  costs,  the call will likely be exercised and the Fund will be required to sell the underlying  security at a below market price.  This loss may be offset,  however,  in whole or in part, by the  premiums  received on the writing of the two  options.  Conversely,  if the price of the  security  declines by a sufficient amount,  the put will likely be exercised.  The writing of straddles  will likely be effective,  therefore,  only where the price of the  security  remains  stable  and  neither  the call nor the put is  exercised.  In those  instances  where one of the  options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on  securities  will not be undertaken  by the Fund solely for hedging  purposes,  and could involve certain  risks  which are not  present in the case of hedging  transactions.  Moreover,  even where  options are written for hedging purposes,  such  transactions  constitute  only a partial  hedge  against  declines in the value of portfolio  securities or against increases  in the value of  securities  to be  acquired,  up to the amount of the premium.  The Fund may also  purchase  options for hedging purposes or to increase its return.

         The Fund may also purchase call options to hedge against an increase in the price of securities  that the Fund  anticipates purchasing  in the  future.  If such  increase  occurs,  the call option will  permit the Fund to  purchase  the  securities  at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Fund may write (sell)  covered  call and put options and  purchase  call and put options on stock indices.  The Fund may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor,  are expected to be similar to those of the underlying  index,  or by having an absolute and immediate right to acquire such securities  without  additional cash  consideration  (or for additional cash  consideration if the Fund owns liquid and unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange of other  securities in its portfolio.
The Fund may also cover call options on stock  indices by holding a call on the same index and in the same  principal  amount as the call written  where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b)
is greater than the exercise price of the call written if the Fund own liquid and  unencumbered  assets equal to the difference.  If the Portfolio  writes put options on stock  indices,  it must  segregate  liquid and  unencumbered  assets with a value equal to the exercise price,  or hold a put on the same stock index and in the same principal  amount as the put written where the exercise price of the put held (a) is equal to or greater  than the  exercise  price of the put written or (b) is less than the  exercise  price of the put written if the Fund owns liquid and  unencumbered  assets equal to the  difference.  Put and call  options on stock  indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the  counterparty  with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices  may be used by the Fund to attempt to reduce the risk of missing a broad market  advance,  or an advance in an industry or market segment,  at a time when the Fund holds  uninvested cash or short-term debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Fund will also bear the risk of losing all or a portion of the premium  paid it the value of the index does not rise.  The  purchase  of call  options on stock  indices  when the
Fund is  substantially  fully invested is a form of leverage,  up to the amount of the premium and related  transaction  costs,  and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard & Poor's 500 Index or the
New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard & Poor's 100 Index,  or on indices of securities of particular  industry groups,  such as those of oil and gas or technology  companies.  A stock index assigns relative  values to the stocks  included in the index and the index  fluctuates  with changes in the market  values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this SAI under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

         Risk of  Imperfect  Correlation  of  Hedging  Instruments  with the Fund's  Portfolio.  The use of  derivatives  for "cross hedging"  purposes  (such as a  transaction  in a Forward  Contract on one currency to hedge  exposure to a different  currency) may involve greater  correlation risks.  Consequently,  the Fund bears the risk that the price of the portfolio  securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present  greater risk than options or futures based on a broad market  index.  This is due to the fact that a  narrower  index is more  susceptible  to rapid and  extreme  fluctuations  as a result of changes in the value of a small number of securities.  Nevertheless,  where the Fund enters into transactions in options or futures on narrowly-based  indices for hedging  purposes,  movements in the value of the index should,  if the hedge is successful,  correlate closely with the portion of the Fund' portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect  correlation  between movements in the price of the derivative and the price of the underlying  index or obligation.  The anticipated  spread between the prices may be distorted  due to the  difference in the nature of the markets such as  differences  in margin  requirements,  the liquidity of such markets and the  participation  of speculators in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past  occasionally  resulted in market  distortions,  which may be difficult or impossible to predict,  particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying  Futures
Contracts will not be fully reflected in the value of the option.  The risk of imperfect  correlation,  however,  generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on  securities,  options on stock  indices,  options on currencies and Options on Futures
Contracts,  the Fund is subject  to the risk of market  movements  between  the time that the  option is  exercised  and the time of performance thereunder.  This could increase the extent of any loss suffered by the Fund in connection with such transactions.

         In writing a covered call option on a security,  index or futures  contract,  the Fund also incurs the risk that changes in the value of the  instruments  used to cover the  position  will not  correlate  closely  with changes in the value of the option or underlying  index or instrument.  For example,  where the Fund covers a call option written on a stock index through  segregation of securities,  such securities may not match the  composition of the index,  and the Fund may not be fully covered.  As a result,  the
Fund could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Fund may enter  transactions in derivatives  for  non-hedging  purposes as well as hedging  purposes.  Non-hedging  transactions  in such  instruments  involve greater risks and may result in losses which may not be offset by increases in the value of portfolio  securities or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the Fund may not fully  protect it against risk of loss and, in any event,  the Fund could suffer  losses on the option  position  which might not be offset by  corresponding  portfolio  gains.  The Fund may also enter into futures,  Forward Contracts for non-hedging  purposes.  For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying  instrument or to obtain desired  exposure to an index or market.  In such instances,  the Fund will be exposed to the same economic  risks  incurred in purchasing or selling the underlying  instrument or  instruments.  However, transactions  in  futures,  Forward  Contracts  may be  leveraged,  which  could  expose the Fund to greater  risk of loss than such purchases or sales.  Entering into  transactions in derivatives for other than hedging  purposes,  therefore,  could expose the Fund to significant  risk of loss if the prices,  rates or values of the  underlying  instruments or indices do not move in the direction or to the extent anticipated.

         With  respect  to the  writing of  straddles  on  securities,  the Fund  incurs  the risk that the price of the  underlying security will not remain  stable,  that one of the options  written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions,  therefore,  create an opportunity for increased return by providing the
Fund with two simultaneous  premiums on the same security,  but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary  Market.  Prior to exercise or expiration,  a futures or option position can only be terminated by entering into a closing  purchase or sale  transaction.  In that event,  it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument  underlying an option,  make or receive a cash settlement or meet ongoing  variation  margin  requirements.  Under such  circumstances,  if the Fund has  insufficient  cash available to meet margin  requirements,  it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous  to do so. The  inability to close out options and futures  positions,  therefore,  could have an adverse  impact on the Fund' ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading of Futures  Contracts  and  options is also  subject to the risk of trading  halts,  suspensions,  exchange or clearinghouse equipment failures,  government intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity,  which could at times make it difficult or impossible to liquidate  existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy of a Clearinghouse or Broker.  When the Fund enters into transactions in  exchange-traded  futures or options,  it is exposed to the risk of the potential  bankruptcy of the relevant exchange  clearinghouse or the broker through which the Fund has  effected  the  transaction.  In that event,  the Fund might not be able to recover  amounts  deposited  as margin,  or amounts owed to the Fund in connection  with its  transactions,  for an  indefinite  period of time,  and could sustain  losses of a portion or all of such amounts.  Moreover,  the performance  guarantee of an exchange  clearinghouse  generally  extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position  Limits.  The exchanges on which futures and options are traded may impose  limitations  governing the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument  which may be held by a single  investor,  whether  acting alone or in concert with others  (regardless  of whether such  contracts  are held on the same or different  exchanges or held or written in one or more accounts or through one or more brokers.)  Further,  the CFTC and the various contract  markets  have  established  limits  referred  to as  "speculative  position  limits" on the  maximum net long or net short position  which any person may hold or control in a particular  futures or option  contract.  An exchange may order the  liquidation of  positions  found to be in violation of these  limits and it may impose  other  sanctions or  restrictions.  The Adviser does not believe that these trading and position  limits will have any adverse  impact on the  strategies  for hedging the  portfolios of the
Fund.

         Risks of  Options on  Futures  Contracts.  The amount of risk the Fund  assumes  when it  purchases  an Option on a Futures
Contract  is the  premium  paid for the  option,  plus  related  transaction  costs.  In order to profit  from an option  purchased, however,  it may be necessary to exercise the option and to liquidate the underlying  Futures Contract,  subject to the risks of the availability of a liquid offset market  described  herein.  The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading,  including the requirement of initial and variation margin payments,  as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying  security,  index,  currency or
Futures Contract.

         Risks of Transactions in Foreign Currencies and  Over-the-Counter  Derivatives and Other Transactions Not Conducted on U.S.
Exchanges.  Transactions  in Forward  Contracts  on foreign  currencies,  as well as futures and options on foreign  currencies  and transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions  are  subject  to the risk of  governmental  actions  affecting  trading in or the prices of currencies  underlying such contracts,  which could restrict or eliminate trading and could have a substantial adverse effect on the value of  positions  held by the Fund.  Further,  the  value of such  positions  could be  adversely  affected  by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading in most other types of  instruments,  there is no systematic  reporting of last sale  information with respect to the foreign  currencies  underlying  contracts  thereon.  As a result,  the available  information  on which trading systems will be based may not be as complete as the  comparable  data on which the Fund makes  investment  and trading  decisions in connection with other transactions.  Moreover,  because the foreign currency market is a global,  24-hour market, events could occur in that market which will not be reflected in the forward,  futures or options  market until the following  day,  thereby  making it more difficult for the Fund to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency  options  generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make  delivery of such  currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking  relationships,  fees, taxes or other charges.

         Unlike  transactions  entered into by the Fund in Futures Contracts and  exchange-traded  options,  on foreign  currencies,
Forward Contracts,  over-the-counter options on securities,  swaps and other over-the-counter derivatives are not traded on contract markets  regulated  by the CFTC or (with the  exception  of  certain  foreign  currency  options)  the SEC.  To the  contrary,  such instruments are traded through financial  institutions  acting as  market-makers,  although foreign currency options are also traded on certain national securities  exchanges,  such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange,  subject to SEC regulation.  In an over-the-counter  trading environment,  many of the protections afforded to exchange participants will not be available.  For example,  there are no daily price fluctuation  limits,  and adverse market movements could therefore continue to an  unlimited  extent over a period of time.  Although the  purchaser  of an option  cannot lose more than the amount of the premium plus related  transaction  costs,  this entire amount could be lost.  Moreover,  the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments,  due to the margin and collateral  requirements  associated with such positions.

         In  addition,  over-the-counter  transactions  can only be entered  into with a financial  institution  willing to take the opposite side, as principal,  of the Fund's position unless the institution acts as broker and is able to find another  counterparty willing to enter into the  transaction  with the Fund.  Where no such  counterparty  is available,  it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions are not subject to the guarantee of an exchange  clearinghouse,  and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.  One or more of such  institutions  also may decide to  discontinue  their role as  market-makers  in a particular  currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures  Contracts,  Options on Futures Contracts and options on foreign currencies may be traded on exchanges  located in foreign  countries.  Such  transactions may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin, exercise,  settlement or expiration procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign  currencies  traded on national  securities  exchanges  are within the  jurisdiction  of the SEC, as are other securities  traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such  transactions.  In particular,  all foreign currency option  positions  entered into on a national securities  exchange are cleared and  guaranteed  by the Options  Clearing  Corporation  (the "OCC"),  thereby  reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks  regarding  adverse  market movements,  margining  of options  written,  the nature of the  foreign  currency  market,  possible  intervention  by  governmental authorities and the effects of other  political and economic  events.  In addition,  exchange-traded  options on foreign  currencies involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable  foreign  countries for this purpose.
As a result, the OCC may, if it determines that foreign  governmental  restrictions or taxes would prevent the orderly settlement of foreign currency option  exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and  settlement,  such as technical  changes in the mechanics of delivery of currency,  the fixing of dollar  settlement prices or prohibitions on exercise.

         Short  Sales  Against  The Box.  The Fund may make short  sales  "against  the box." If the Fund  enters into a short sales against the box, it is required to segregate  securities  equivalent in kind and amount to the securities  sold short (or securities convertible or  exchangeable  into such  securities)  and is required to hold such  securities  while the short sale is outstanding.
The Fund will incur  transaction  costs,  including  interest,  in  connection  with opening,  maintaining,  and closing short sales against the box. For further  information  about this  practice,  please  refer to the  Company's  Prospectus  under  "Certain  Risk
Factors and Investment Methods."

         Short  Term  Instruments.  The Fund may hold cash and  invest  in cash  equivalents,  such as  short-term  U.S.  Government
Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market conditions when the Sub-advisor  believes that investing for temporary  defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Fund may be invested in cash (including  foreign  currency) or cash  equivalents,  including,  but not limited to, obligations of banks (including certificates of deposit, bankers acceptances,  time deposits and repurchase agreements),  commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants.  The Fund may invest in warrants.  The strike price of warrants  typically is much lower than the current  market price of the underlying  securities,  yet they are subject to similar price fluctuations,  in absolute terms. As a result,  warrants may be more volatile  investments than the underlying  securities and may offer greater  potential for capital  appreciation as well as capital loss.  Additional  information  regarding  warrants is included in this SAI and the Company's  Prospectus  under "Certain
Risk factors and Investment Methods."

         "When-Issued"  Securities.  The  Fund may  purchase  securities  on a  "when-issued,"  "forward  commitment,"  or  "delayed delivery"  basis.  The  commitment  to purchase a security for which  payment will be made on a future date may be deemed a separate security.  While awaiting  delivery of securities  purchased on such basis,  the Fund will identify liquid and  unencumbered  assets equal to its forward delivery  commitment.  For more information  about when-issued  securities,  please see this SAI under "Certain
Risk Factors and Investment Methods."

ASAF INVESCO Equity Income Fund:

Investment  Objective:  The  investment  objective of the Fund is to seek high  current  income and capital  growth while  following sound investment practices.

Investment Policies:

         The Fund will pursue its  objective  by  investing  its assets in  securities  that are  expected to produce high levels of income and consistent, stable returns.

         In pursuing  its  investment  objective,  the Fund  normally  invests at least 65% of its total  assets in dividend  paying common  and  preferred  stocks.  Up to 30% of the  Fund's  assets  may be  invested  in equity  securities  that do not pay  regular dividends.  The remaining assets are invested in other income producing  securities,  such as corporate  bonds.  Sometimes  warrants are acquired when offered with  income-producing  securities,  but the warrants are disposed of at the first favorable  opportunity.
Acquiring  warrants  involves a risk that the Fund will lose the premium it pays to acquire warrants if the Fund does not exercise a warrant before it expires.  The major portion of the investment  portfolio  normally  consists of common stocks,  convertible  bonds and debentures,  and preferred stocks; however, there may also be substantial holdings of debt securities,  including non-investment grade and unrated debt securities.

         Debt  Securities.  The debt  securities in which the Fund invests are generally  subject to two kinds of risk,  credit risk and market risk.  The ratings given a debt  security by Moody's and Standard & Poor's  ("S&P")  provide a generally  useful guide as to such credit risk.  The lower the rating  given a debt  security by such rating  service,  the greater the credit risk such rating service  perceives to exist with respect to such security.  Increasing the amount of Fund assets  invested in unrated or lower grade
(Ba or less by  Moody's,  BB or less by S&P) debt  securities,  while  intended to  increase  the yield  produced by the Fund's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated  debt  securities and non-rated  securities of comparable  quality tend to be subject to wider  fluctuations in yields and market values than higher rated debt securities and may have  speculative  characteristics.  Although the Fund may invest in debt  securities  assigned  lower grade ratings by S&P or Moody's,  the Fund's  investments  have  generally been limited to debt securities  rated B or higher by either S&P or Moody's.  Debt  securities  rated lower than B by either S&P or Moody's may be highly speculative.  The  Sub-advisor  intends to limit  such  portfolio  investments  to debt  securities  which are not  believed  by the
Sub-advisor  to be highly  speculative  and which are rated at least CCC or Caa,  respectively,  by S&P or Moody's.  In addition,  a significant  economic  downturn or major  increase  in interest  rates may well  result in issuers of  lower-rated  debt  securities experiencing  increased  financial  stress  which would  adversely  affect their  ability to service  their  principal  and interest obligations,  to meet  projected  business  goals,  and to obtain  additional  financing.  While the  Sub-advisor  attempts to limit purchases of  lower-rated  debt  securities  to  securities  having an  established  retail  secondary  market,  the market for such securities  may not be as liquid as the market for higher rated debt  securities.  For an  additional  discussion  of certain  risks involved  in  lower-rated  or unrated  securities,  see this SAI and the  Company's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Lending Portfolio  Securities.  The Fund may lend its securities to qualified brokers,  dealers,  banks, or other financial institutions.  While  voting  rights may pass with the loaned  securities,  if a material  event  (e.g.,  proposed  merger,  sale of assets,  or  liquidation) is to occur  affecting an investment on loan, the loan must be called and the securities  voted.  Loans of securities  made by the Fund will comply with all other  applicable  regulatory  requirements,  including  the rules of the New York
Stock Exchange and the requirements of the Investment Company Act of 1940 and the Rules of the SEC thereunder.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Invest in companies for the purpose of exercising management or control;

         2.       Purchase  securities of open-end or closed-end  investment  companies  except in  compliance  with the  Investment
Company Act of 1940;

         3.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the Fund may make  margin  deposits  in  connection  with  futures  contracts  or other  permissible investments;

         4.       Effect short sales of securities; or

         5.       Purchase any security or enter into a repurchase agreement,  if as a result, more than 15% of its net assets would be invested in  repurchase  agreements  not  entitling  the holder to payment of  principal  and  interest  within seven days and in securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the  absence  of a readily  available market. The Directors of the Company,  or the Investment  Manager or the Sub-advisor  acting pursuant to authority  delegated by the
Directors,  may determine that a readily available market exists for securities  eligible for resale pursuant to Rule 144A under the
Securities  Act of 1933,  or any  successor  to that rule,  and  therefore  that such  securities  are not subject to the  foregoing limitation.

ASAF American Century Strategic Balanced Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

         In general,  within the restrictions  outlined herein,  the Sub-advisor has broad powers with respect to investing funds or holding them uninvested.  Investments are varied according to what is judged  advantageous  under changing economic  conditions.  It will be the policy of the  Sub-advisor  to retain  maximum  flexibility  in  management  without  restrictive  provisions  as to the proportion  of one or  another  class of  securities  that may be held  subject  to the  investment  restrictions  described  below.
However,  the Sub-advisor may invest the assets of the Fund in varying amounts in other instruments and in senior  securities,  such as bonds,  debentures,  preferred  stocks and convertible  issues,  when such a course is deemed  appropriate in order to attempt to attain its financial  objectives.  Senior  securities  that, in the opinion of the  Sub-advisor,  are high-grade  issues may also be purchased for defensive purposes.

         The above statement of investment  policy gives the Sub-advisor  authority to invest in securities other than common stocks and traditional  debt and convertible  issues.  The  Sub-advisor may invest in master limited  partnerships  (other than real estate partnerships)  and royalty trusts which are traded on domestic stock exchanges when such investments are deemed  appropriate for the attainment of the Fund's investment objectives.

         The  Sub-advisor  will invest  approximately  60% of the Fund in common stocks and the balance in fixed income  securities.
Common stock  investments are described  above. The fixed income assets will be invested  primarily in investment grade  securities.
The Fund may invest up to 15% of its fixed  income  assets in high yield  securities.  There are no credit or maturity  restrictions on the fixed income  securities  in which the high yield  portion of the Fund may be invested.  The Fund may invest in securities of the United States government and its agencies and instrumentalities,  corporate, sovereign government,  municipal,  mortgage-backed, and other  asset-backed  securities.  For purposes of determining the weighted  average  maturity of the fixed income portion of the
Fund,  the  Sub-advisor  will use  weighted  average  life as the  measure of  maturity  for all  mortgage-backed  and  asset-backed securities.  It can be expected that the  Sub-advisor  will invest from time to time in bonds and preferred stock  convertible  into common stock.

         Forward  Currency  Exchange  Contracts.  The Fund  conducts its foreign  currency  exchange  transactions  either on a spot
(i.e.,  cash) basis at the spot rate prevailing in the foreign currency  exchange  market,  or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Fund expects to use forward contracts under two  circumstances:  (1) when the Sub-advisor  wishes to "lock in" the U.S.
dollar price of a security when the Fund is purchasing or selling a security  denominated in a foreign  currency,  the Fund would be able to enter into a forward contract to do so  ("transaction  hedging");  (2) when the Sub-advisor  believes that the currency of a particular  foreign  country  may suffer a  substantial  decline  against  the U.S.  dollar,  the Fund would be able to enter into a forward  contract to sell  foreign  currency for a fixed U.S.  dollar  amount  approximating  the value of some or all of the Fund's securities either  denominated in, or whose value is tied to, such foreign currency  ("portfolio  hedging").  It is anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

         As to  transactional  hedging,  when the Fund enters into a trade for the purchase or sale of a security  denominated  in a foreign  currency,  it may be desirable to establish (lock in) the U.S. dollar cost or proceeds.  By entering into forward contracts in U.S.  dollars for the purchase or sale of a foreign currency  involved in an underlying  security  transaction,  the Fund will be able to protect  itself  against a possible  loss  between  trade and  settlement  dates  resulting  from the adverse  change in the relationship between the U.S. dollar at the subject foreign currency.

         Under portfolio hedging,  when the Sub-advisor  believes that the currency of a particular country may suffer a substantial decline  relative to the U.S.  dollar,  the Fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign  currencies  approximating  the value of some or all of its portfolio  securities  either  denominated in, or whose value is tied to, such foreign  currency.  The Fund will place cash or high-grade  liquid securities in a separate account with its custodian in an amount  sufficient to cover its obligation under the contract.  If the value of the securities  placed in the separate account declines,  additional  cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Fund's  commitments  with respect to such contracts.  At any given time, no more than 10% of the Fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise  matching  of forward  contracts  in the  amounts and values of  securities  involved  would not  generally  be possible  since the future  values of such foreign  currencies  will change as a  consequence  of market  movements in the values of those  securities  between the date the forward  contract is entered into and the date it matures.  Predicting  short-term  currency market  movements is extremely  difficult,  and the successful  execution of short-term  hedging strategy is highly  uncertain.  The
Sub-advisor  does not intend to enter into such contracts on a regular basis.  Normally,  consideration of the prospect for currency parities will be  incorporated  into the long-term  investment  decisions made with respect to overall  diversification  strategies.
However,  the Sub-advisor  believes that it is important to have flexibility to enter into such forward contracts when it determines that the Fund 's best interests may be served.

         Generally,  the Fund will not enter into a forward  contract  with a term of greater than one year.  At the maturity of the forward contract,  the Fund may either sell the portfolio  security and make delivery of the foreign currency,  or it may retain the security and terminate the obligation to deliver the foreign  currency by purchasing an "offsetting"  forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with  absolute  precision the market value of the Fund's  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary for the Fund to purchase  additional  foreign currency on the spot market (and bear the expense of such  purchase)  if the market  value of the  security is less than the amount of foreign  currency  the Fund is obligated  to  deliver  and if a decision  is made to sell the  security  and make  delivery  of the  foreign  currency  the Fund is obligated to deliver.  For an additional  discussion of forward currency exchange contracts and certain risks involved therein,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  To the extent permitted by its investment  objectives and policies discussed elsewhere herein, the
Fund may invest in securities  that are commonly  referred to as "derivative"  securities.  Certain  derivative  securities are more accurately  described as  "index/structured"  securities.  Index/structured  securities  are  derivative  securities  whose value or performance  is linked to other equity  securities  (such as depositary  receipts),  currencies,  interest  rates,  indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other  asset-backed  securities,  are in many  respects  like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Fund may not invest in a derivative  security  unless the reference  index or the  instrument to which it relates is an eligible  investment  for the Fund.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk  that the  underlying  security,  interest  rate,  market  index or  other  financial  asset  will not move in the direction the portfolio manager anticipates;

o        the possibility  that there may be no liquid secondary  market,  or the possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative  securities,  and the Investment Manager will report to the Trust's  Board of  Directors as  necessary.  For  additional  information  on  derivatives  and their risks,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and  Options.  The Fund may enter into futures  contracts,  options or options on futures  contracts.  The Fund may not, however, enter into a futures transaction for speculative purposes.  Generally, futures transactions will be used to:

o        protect against a decline in market value of the Fund's securities (taking a short futures position), or

o        protect  against the risk of an increase in market value for securities in which the Fund generally invests at a time when the Fund is not fully-invested (taking a long futures position), or

o        provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

     Some futures and options  strategies,  such as selling  futures,  buying puts and writing calls,  hedge the Fund's  investments against price  fluctuations.  Other  strategies,  such as buying  futures,  writing puts and buying calls,  tend to increase  market exposure.

         Although other techniques may be used to control the Fund's exposure to market  fluctuations,  the use of futures contracts may be a more effective  means of hedging this exposure.  While the Fund will pay brokerage  commissions in connection  with opening and  closing out futures  positions,  these costs are lower than the  transaction  costs  incurred in the  purchase  and sale of the underlying securities.

         The Fund may engage in futures and options  transactions  based on securities  indices that are consistent  with the Fund's investment  objectives.  Examples  of indices  that may be used  include the Bond Buyer Index of  Municipal  Bonds for fixed  income funds,  or the S&P 500 Index for equity  funds.  The Fund also may engage in futures  and  options  transactions  based on  specific securities,  such as U.S.  Treasury bonds or notes.  Futures contracts are traded on national futures  exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Fund  purchases or sells a bond,  no price is paid or received by the Fund upon the purchase or sale of the future.  Initially,  the Fund will be required to deposit an amount of cash or securities  equal to a varying  specified  percentage of the  contract  amount.  This  amount is known as initial  margin.  The margin  deposit is intended  to assure  completion  of the contract  (delivery or  acceptance  of the  underlying  security) if it is not  terminated  prior to the  specified  delivery  date.
Minimum  initial  margin  requirements  are  established  by the futures  exchanges  and may be revised.  In  addition,  brokers may establish  margin deposit  requirements  that are higher than the exchange  minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation  margin,  to and from the broker,  will be made on a daily basis as the price of the  underlying  debt  securities  or index  fluctuates,  making the future more or less  valuable,  a process  known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks,  which are described in more detail in this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods." The  Sub-advisor will seek to minimize these risks by limiting the contracts  entered into on behalf of the Fund to those traded on national  futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Fund obtains the right,  but not the  obligation, to sell the  futures  contract  (a put  option)  or to buy the  contract  (a call  option)  at a fixed  strike  price.  The Fund can terminate its position in a put option by allowing it to expire or by exercising  the option.  If the option is exercised,  the Fund completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures  contract does not require the Fund to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the Fund may write (or sell) call options  that  obligate it to sell (or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option premiums would mitigate the effects of price  declines,  the Fund would give up some ability to participate  in a price  increase on the underlying  instrument.
If the Fund were to engage in options  transactions,  it would own the futures  contract  at the time a call were  written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Portfolio  Securities  Lending.  In order to realize  additional  income,  the Fund may lend its  portfolio  securities  to persons not affiliated  with it and who are deemed to be creditworthy by the  Sub-advisor.  Such loans must be secured  continuously by cash  collateral  maintained on a current basis in an amount at least equal to the market value of the securities  loaned,  or by irrevocable  letters of credit.  During the existence of the loan,  the Fund must continue to receive the equivalent of the interest and dividends  paid by the issuer on the  securities  loaned and interest on the  investment of the  collateral.  The Fund must have the right to call the loan and obtain the  securities  loaned at any time on three  days'  notice,  including  the right to call the loan to enable the Fund to vote the  securities.  Such loans may not exceed  one-third  of the Fund's  total assets taken at market.
Interest on loaned  securities  may not exceed 10% of the annual  gross  income of the Fund  (without  offset for  realized  capital gains).

         Investments in Companies  with Limited  Operating  History.  The Fund may invest in the securities of issuers with limiting operating  history.  The  Sub-advisor  considers an issuer to have a limited  operating  history if that issuer has a record of less than three years of continuous operation.

         Investments  in  securities  of issuers  with limited  operating  history may involve  greater  risks than  investments  in securities of more mature issuers.  By their nature,  such issuers present limited operating history and financial  information upon which the manager may base its investment  decision on behalf of the Fund. In addition,  financial and other  information  regarding such issuers, when available, may be incomplete or inaccurate.

         The Fund will not  invest  more than 5% of its  total  assets in the  securities  of  issuers  with less than a  three-year operating  history.  The  Sub-advisor  will  consider  periods of capital  formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short  Sales.  The Fund may  engage in short  sales if,  at the time of the short  sale,  the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short  sale,  the seller does not  immediately  deliver the  securities  sold and is said to have a short  position in those securities until delivery  occurs.  To make delivery to the purchaser,  the executing broker borrows the securities being sold short on behalf of the seller.  While the short  position is  maintained,  the seller  collateralizes  its obligation to deliver the securities  sold short in an amount equal to the proceeds of the short sale plus an  additional  margin  amount  established  by the
Board of Governors of the Federal  Reserve.  If the Fund engages in a short sale, the  collateral  account will be maintained by the
Fund's  custodian.  While the short sale is open, the Fund will maintain in a segregated  custodial  account an amount of securities convertible  into, or exchangeable  for, such equivalent  securities at no additional  cost.  These  securities would constitute the
Fund's long position.

         When the Fund makes a short sale as described  above,  any future losses in the Fund's long position should be reduced by a gain in the short  position.  The extent to which such gains or losses are  reduced  would  depend  upon the amount of the  security sold short relative to the amount the Fund owns.  There will be certain  additional  transaction  costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor  intends to purchase a given security  whenever the  Sub-advisor  believes it will contribute to the stated
objective of the Fund,  even if the same security has only recently been sold.  The Fund will sell a given  security,  no matter for how long or for how short a period it has been held,  and no matter  whether the sale is at a gain or at a loss, if the  Sub-advisor believes  that it is not  fulfilling  its purpose,  either  because,  among other  things,  it did not live up to the  Sub-advisor's expectations,  or because it may be replaced with another security  holding greater  promise,  or because it has reached its optimum potential,  or because of a change in the circumstances of a particular  company or industry or in general economic  conditions,  or because of some combination of such reasons.

         When a general  decline in  security  prices is  anticipated,  the equity  portion of the Fund may  decrease  or  eliminate entirely its equity  position and increase its cash position,  and when a rise in price levels is  anticipated,  it may increase its equity position and decrease its cash position.  However,  it should be expected that the Fund will,  under most  circumstances,  be essentially fully invested in equity securities.

         Since  investment  decisions  are  based  on the  anticipated  contribution  of the  security  in  question  to the  Fund's objectives,  the rate of  portfolio  turnover is  irrelevant  when the  Sub-advisor  believes a change is in order to achieve  those objectives,  and the  Fund's  annual  portfolio  turnover  rate  cannot be  anticipated  and may be  comparatively  high.  Since the
Sub-advisor  does not take  portfolio  turnover  rate into  account  in making  investment  decisions,  (1) the  Sub-advisor  has no intention of accomplishing any particular rate of portfolio  turnover,  whether high or low, and (2) the portfolio turnover rates in the past  should not be  considered  as a  representation  of the rates which will be  attained  in the  future.  For an  additional discussion of portfolio  turnover,  see this SAI under  "Portfolio  Transactions"  and the  Company's  Prospectus  under  "Portfolio
Turnover."

         Collateralized  Mortgage  Obligations.  The Fund may buy collateralized  mortgage  obligations  ("CMOs").  The Fund may buy
CMOs that are: (i)  collateralized  by pools of mortgages in which  payment of principal and interest of each mortgage is guaranteed by an agency or  instrumentality  of the U.S.  government;  (ii)  collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S.  government  securities;  or (iii) securities in which the proceeds of the issue are invested in mortgage  securities  and payments of principal and interest are supported by the credit of an agency or  instrumentality  of the U.S.  government.  For a discussion of CMOs and the risks involved therein,  see the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments; or

         2.       Buy  securities on margin or sell short (unless it owns,  or by virtue of its ownership of, other  securities  has the right to obtain  securities  equivalent in kind and amount to the securities sold);  however,  the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         3.       Invest for control or for management; or

         4.       Invest in the securities of other  investment  companies  except in compliance with the Investment  Company Act of
1940.  Duplicate fees may result from such purchases.

ASAF Federated High Yield Bond Fund:

Investment  Objective:  The investment  objective of the Fund is to seek high current income by investing  primarily in fixed income securities.  The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate Debt  Securities.  The Fund invests  primarily in corporate debt  securities.  The corporate debt  obligations in which the Fund  intends  to  invest  are  expected  to be  lower-rated.  For a  discussion  of the  special  risks  associated  with lower-rated  securities,  see the Company's  Prospectus and this SAI under "Certain Risk Factors and Investment  Methods." Corporate
debt  obligations in which the Fund invests may bear fixed,  floating,  floating and  contingent,  or increasing  rates of interest.
They may involve equity  features such as conversion or exchange  rights,  warrants for the  acquisition of common stock of the same or a different issuer,  participations  based on revenues,  sales or profits,  or the purchase of common stock in a unit transaction
(where corporate debt securities and common stock are offered as a unit).

         U.S. Government  Obligations.  The types of U.S. government  obligations in which the Fund may invest include,  but are not limited to, direct  obligations of the U.S.  Treasury (such as U.S.  Treasury bills,  notes,  and bonds) and  obligations  issued or guaranteed  by U.S.  government  agencies or  instrumentalities  (such as the Federal  Home Loan Banks,  Federal  National  Mortgage
Association,  Government National Mortgage Association,  Federal Farm Credit Banks,  Tennessee Valley Authority,  Export-Import Bank
of the United States,  Commodity Credit Corporation,  Federal Financing Bank, Student Loan Marketing Association,  Federal Home Loan
Mortgage  Corporation,  or National Credit Union  Administration).  These  securities may be backed by: the full faith and credit of the U.S.  Treasury;  the issuer's right to borrow from the U.S.  Treasury;  the  discretionary  authority of the U.S.  government to purchase  certain  obligations  of  agencies  or  instrumentalities;  or the credit of the  agency or  instrumentality  issuing  the obligations.  For an  additional  discussion  of the types of U.S.  government  obligations  in which the Fund may  invest,  see the
Company's Prospectus under "Investment Programs of the Funds."

         Time and  Savings  Deposits  and  Bankers'  Acceptances.  The Fund may enter  into  time and  savings  deposits  (including certificates  of deposit)  and may  purchase  bankers'  acceptances.  The Fund may enter into time and savings  deposits  (including certificates  of deposit) in commercial  or savings  banks whose  deposits are insured by the Bank  Insurance  Fund ("BIF"),  or the
Savings  Association  Insurance  Fund  ("SAIF"),  including  certificates  of deposit  issued by and other time  deposits in foreign branches of  BIF-insured  banks.  The Fund may also purchase  bankers'  acceptances  issued by a BIF-insured  bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank,  with remaining  maturities of nine months or less. The total  acceptances of any bank held by the Fund cannot exceed 0.25 of 1% of such bank's total deposits  according to the bank's last  published  statement of condition  preceding  the date of  acceptance;  and general  obligations  of any state,  territory,  or  possession of the United
States,  or their  political  subdivisions,  so long as they are either (1) rated in one of the four  highest  grades by  nationally recognized  statistical  rating  organizations  or (2) issued by a public  housing agency and backed by the full faith and credit of the United States.

         When-Issued and Delayed Delivery  Transactions.  The Fund may purchase fixed-income  securities on a when-issued or delayed delivery basis. The Fund may engage in when-issued and delayed  delivery  transactions  only for the purpose of acquiring  portfolio securities  consistent with the Fund's  investment  objective and policies,  not for investment  leverage.  These  transactions  are arrangements in which the Fund purchases  securities  with payment and delivery  scheduled for a future time.  Settlement  dates may be a month or more after  entering  into these  transactions,  and the market values of the  securities  purchased may vary from the purchase prices.  These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

         No fees or other  expenses,  other  than  normal  transaction  costs,  are  incurred.  However,  liquid  assets of the Fund sufficient to make payment for the  securities to be purchased are  segregated  at the trade date.  These  securities  are marked to market daily and will maintain  until the  transaction  is settled.  For an  additional  discussion of  when-issued  securities  and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio   Securities.   In  order  to  generate   additional  income,  the  Fund  may  lend  its  securities  to brokers/dealers,  banks,  or other  institutional  borrowers of  securities.  The Fund will only enter into loan  arrangements  with broker/dealers,  banks, or other  institutions that have been determined to be creditworthy.  The collateral  received when the Fund lends portfolio  securities must be valued daily and, should the market value of the loaned securities  increase,  the borrower must furnish  additional  collateral  to the Fund.  During the time  portfolio  securities  are on loan,  the borrower  pays the Fund any dividends or interest paid on such  securities.  Loans are subject to  termination  at the option of the Fund or the  borrower.  The
Fund may pay  reasonable  administrative  and  custodial  fees in  connection  with a loan and may pay a  negotiated  portion of the interest  earned on the cash or cash equivalent  collateral to the borrower or placing  broker.  The Fund does not have the right to vote securities on loan, but would  terminate the loan and regain the right to vote if that were  considered  important with respect to the investment.

         Reverse  Repurchase  Agreements.  The Fund may also  enter into  reverse  repurchase  agreements.  When  effecting  reverse repurchase  agreements,  liquid  assets of the Fund,  in a dollar  amount  sufficient  to make  payment  for the  obligations  to be purchased,  are segregated at the trade date.  These  securities are marked to market daily and are maintained until the transaction is settled.  During the period any  reverse  repurchase  agreements  are  outstanding,  but only to the extent  necessary  to ensure completion  of the reverse  repurchase  agreements,  the Fund will  restrict the purchase of portfolio  instruments  to money market instruments  maturing  on or  before  the  expiration  date of the  reverse  repurchase  agreements.  For a  discussion  of  reverse repurchase  agreements and certain risks involved therein,  see the Company's  Prospectus under "Certain Risk Factors and Investment
Methods."

         Portfolio  Turnover.  The Fund may  experience  greater  portfolio  turnover  than would be expected  with a  portfolio  of higher-rated  securities.  For an additional discussion of portfolio turnover,  see this SAI under "Portfolio  Transactions" and the
Company's Prospectus under "Portfolio Turnover."

         Adverse  Legislation.  In 1989,  legislation was enacted that required  federally  insured savings and loan associations to divest their holdings of lower-rated  bonds by 1994. This  legislation  also created the Resolution  Trust  Corporation (the "RTC"), which disposed of a substantial  portion of lower-rated  bonds held by failed  savings and loan  associations.  The reduction of the number of institutions  empowered to purchase and hold  lower-rated  bonds,  and the divestiture of bonds by these  institutions and the RTC,  have had an adverse  impact on the overall  liquidity  of the market for such bonds.  Federal and state  legislatures  and regulators have and may continue to propose new laws and regulations  designed to limit the number or type of institutions  that may purchase  lower-rated bonds,  reduce the tax benefits to issuers of such bonds, or otherwise  adversely impact the liquidity of such bonds.  The Fund cannot  predict the  likelihood  that any of these  proposals  will be adopted,  or their  potential  impact on the liquidity of lower-rated bonds.

         Foreign  Securities.  For a discussion of certain risks involved with investing in foreign  securities,  including currency risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restriction and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Invest  more than 15% of the value of its net assets in  securities  that are not  readily  marketable,  including repurchase  agreements  providing  for  settlement  in more than seven days after  notice.  The  Directors  of the  Company,  or the
Investment  Manager or the  Sub-advisor  acting  pursuant to authority  delegated by the  Directors,  may  determine  that a readily available  market exists for certain  securities  eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

         2.       Purchase  securities of open-end or closed-end  investment  companies  except in  compliance  with the  Investment
Company Act of 1940;

         3.       Purchase any securities on margin but may obtain such short-term  credits as may be necessary for the clearance of transactions;

         4.       Invest more than 10% of the value of its total assets in foreign  securities  which are not publicly traded in the
United States;

         5.       Make short sales of securities or maintain short  positions,  unless:  during the time the short position is open, it owns an equal amount of the securities sold or securities  readily and freely  convertible into or exchangeable,  without payment of additional  consideration,  for securities of the same issue as, and equal in amount to, the securities sold short;  and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; or

         6.       Purchase  securities  of a company for the purpose of  exercising  control or  management.  However,  the Fund may invest in up to 10% of the  voting  securities  of any one issuer  and may  exercise  its  voting  powers  consistent  with the best interests  of the Fund.  From  time to time,  the Fund,  together  with  other  investment  companies  advised  by  subsidiaries  or affiliates of the  Sub-advisor,  may together buy and hold  substantial  amounts of a company's  voting stock. All such stock may be voted together.  In some such cases, the Fund and the other investment  companies might  collectively be considered to be in control of the company in which they have invested.  In some cases,  directors,  agents,  employees,  officers, or others affiliated with or acting for the Fund, the Sub-advisor,  or affiliated  companies might possibly become directors of companies in which the Fund holds stock.

ASAF PIMCO Total Return Bond Fund:

Investment  Objective:  The investment  objective of the Fund is to seek to maximize total return,  consistent with  preservation of capital.  The Sub-advisor will seek to employ prudent investment  management  techniques,  especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

         Borrowing.  The Fund may borrow for temporary  administrative  purposes.  This  borrowing may be unsecured.  The Investment
Company Act of 1940 requires the Fund to maintain  continuous  asset  coverage  (that is, total assets  including  borrowings,  less liabilities  exclusive of  borrowings)  of 300% of the amount  borrowed.  If the 300% asset  coverage  should decline as a result of market  fluctuations  or other reasons,  the Fund may be required to sell some of its holdings  within three days to reduce the debt and restore the 300% asset  coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell  securities at that time.  Borrowing  will tend to exaggerate  the effect on net asset value of any increase or decrease in the market value of the
Fund.  Money  borrowed  will be subject to interest  costs  which may or may not be  recovered  by  appreciation  of the  securities purchased.  The Fund also may be  required to maintain  minimum  average  balances in  connection  with such  borrowing  or to pay a commitment or other fee to maintain a line of credit;  either of these  requirements  would  increase the cost of borrowing over the stated interest rate.

         In addition to the above,  the Fund may enter into reverse  repurchase  agreements  and mortgage  dollar  rolls.  A reverse repurchase  agreement involves the sale of a  portfolio-eligible  security by the Fund, coupled with its agreement to repurchase the instrument at a specified  time and price.  In a "dollar roll"  transaction  the Fund sells a  mortgage-related  security (such as a
GNMA security) to a dealer and  simultaneously  agrees to repurchase a similar security (but not the same security) in the future at a  pre-determined  price. A "dollar roll" can be viewed,  like a reverse  repurchase  agreement,  as a  collateralized  borrowing in which  the Fund  pledges  a  mortgage-related  security  to a dealer  to  obtain  cash.  Unlike  in the case of  reverse  repurchase agreements,  the dealer with which the Fund enters into a dollar roll  transaction is not obligated to return the same securities as those  originally  sold by the Fund,  but only  securities  which are  "substantially  identical."  To be considered  "substantially identical," the securities  returned to the Fund generally must: (1) be  collateralized  by the same types of underlying  mortgages;
(2) be issued by the same agency and be part of the same program;  (3) have a similar original stated  maturity;  (4) have identical net coupon rates;  (5) have similar  maturity:  (4) have  identical net coupon rates;  (5) have similar market yields (and therefore price); and (6) satisfy "good delivery"  requirements,  meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial  amount  delivered.  The Fund's  obligations  under a dollar roll agreement must be covered by segregating cash or other liquid assets equal in value to the securities subject to repurchase by the Fund.

         Both dollar roll and reverse  repurchase  agreements  will be subject to the Fund's  limitations on borrowings,  which will restrict  the  aggregate of such  transactions  (plus any other  borrowings)  to 33 1/3% of the Fund's  total  assets.  Furthermore, because  dollar roll  transactions  may be for terms  ranging  between one and six months,  dollar roll  transactions  may be deemed
"illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

         Corporate  Debt  Securities.  The  Fund's  investments  in U.S.  dollar-  or foreign  currency-denominated  corporate  debt securities of domestic or foreign issuers are limited to corporate debt securities  (corporate  bonds,  debentures,  notes and other similar  corporate debt  instruments,  including  convertible  securities) which meet the minimum ratings criteria set forth for the
Fund, or, if unrated,  are in the  Sub-advisor's  opinion  comparable in quality to corporate debt  securities in which the Fund may invest.  In the event that ratings  services assign  different  ratings to the same security,  the Sub-advisor  will determine which rating it believes  best  reflects the  security's  quality and risk at that time,  which may be the higher of the several  assigned ratings.  The rate of return or return of  principal  on some debt  obligations  may be linked or indexed  to the level of  exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the  corporate  bonds in which the Fund may invest are  convertible  securities.  A  convertible  security is a bond, debenture,  note, or other  security that  entitles the holder to acquire  common stock or other equity  securities of the same or a different  issuer. A convertible  security  generally  entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible  securities have characteristics  similar to  nonconvertible  debt securities.  Convertible  securities rank senior to common stock in a corporation's  capital structure and, therefore,  generally  entail  less risk than the  corporation's  common  stock,  although  the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A  convertible  security  may be  subject  to  redemption  at the  option of the  issuer  at a  predetermined  price.  If a convertible  security  held by the Fund is called  for  redemption,  the Fund will be  required  to permit  the issuer to redeem the security and convert it to underlying  common stock,  or will sell the  convertible  security to a third party.  The Fund  generally would invest in convertible  securities for their favorable price  characteristics and total return potential and would normally not exercise an option to convert.

         Investments  in  securities  rated below  investment  grade that are eligible  for  purchase by the Fund (i.e.,  rated B or better by Moody's or S&P) are  described  as  "speculative"  by both  Moody's and S&P.  Investment  in  lower-rated  corporate  debt securities  ("high yield  securities")  generally  provides greater income and increased  opportunity for capital  appreciation than investments in higher quality  securities,  but they also typically  entail greater price  volatility and principal and income risk.
These high yield  securities  are  regarded as high risk and  predominantly  speculative  with  respect to the  issuer's  continuing ability to meet principal and interest  payments.  The market for these  securities is relatively  new, and many of the  outstanding high yield  securities  have not endured a major business  recession.  A long-term  track record on default rates,  such as that for investment grade corporate bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield,  high risk securities may be more susceptible to real or perceived  adverse  economic and competitive  industry conditions  than  investment  grade  securities.  The  price of high  yield  securities  have  been  found to be less  sensitive  to interest-rate  adverse  economic  downturns or  individual  corporate  developments.  A projection  of an economic  downturn or of a period of rising  interest  rates,  for  example,  could  cause a decline  in high yield  security  prices  because  the advent of a recession could lessen the ability of a highly  leveraged  company to make principal and interest  payments on its debt  securities.
If an issuer of high yield securities  defaults,  in addition to risking payment of all or a portion of interest and principal,  the
Fund  may  incur  additional  expenses  to seek  recovery.  In the  case of high  yield  securities  structured  as  zero-coupon  or pay-in-kind  securities,  their market prices are affected to a greater  extent by interest rate changes,  and therefore  tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary  market on which high yield,  high risk  securities  are traded may be less liquid than the market for higher grade  securities.  Less liquidity in the secondary  trading market could adversely  affect the price at which the Fund could sell a high  yield  security,  and could  adversely  affect  the daily  net asset  value of the  shares.  Adverse  publicity  and  investor perceptions,  whether  or not based on  fundamental  analysis,  may  decrease  the  values and  liquidity  of high yield  securities especially in a thinly-traded  market.  When secondary  markets for high yield securities are less liquid than the market for higher grade securities,  it may be more difficult to value the securities  because such valuation may require more research,  and elements of judgment may play a greater role in the valuation  because there is less reliable,  objective  data  available.  The  Sub-advisor seeks to minimize the risks of investing in all  securities  through  diversification,  in-depth  credit  analysis and  attention to current  developments  in  interest  rates and market  conditions.  For an  additional  discussion  of  certain  risks  involved  in lower-rated debt securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation  on Creditors  Committees.  The Fund may from time to time  participate on committees  formed by creditors to negotiate with the management of financially  troubled  issuers of securities held by the Fund. Such  participation  may subject the
Fund to expenses  such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal  securities  laws, and therefore may restrict the Fund's  ability to trade in or acquire  additional  positions in a particular  security when it might otherwise  desire to do so.  Participation  by the Fund on such committees also may expose the Fund to potential  liabilities  under the federal  bankruptcy  laws or other laws  governing  the rights of  creditors  and  debtors.  The Fund will  participate  on such committees only when the Sub-advisor  believes that such  participation  is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

         Mortgage-Related  Securities.  The  Fund  may  invest  in  mortgage-backed  securities.   Mortgage-related  securities  are
interests  in pools of  mortgage  loans  made to  residential  home  buyers,  including  mortgage  loans  made by  savings  and loan institutions,  mortgage  bankers,  commercial  banks and others.  Pools of mortgage  loans are assembled as  securities  for sale to investors by various  governmental,  government-related  and private  organizations (see "Mortgage  Pass-Through  Securities").  The
Fund may also  invest  in debt  securities  which are  secured  with  collateral  consisting  of  mortgage-related  securities  (see
"Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of  mortgage-related  securities differ from other forms of debt securities,  which normally provide for periodic  payment of  interest in fixed  amounts  with  principal  payments at maturity  or  specified  call dates.  Instead,  these securities  provide a monthly  payment which  consists of both  interest and principal  payments.  In effect,  these  payments are a
"pass-through" of the monthly payments made by the individual  borrowers on their  residential or commercial  mortgage loans, net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal  resulting from  the  sale of the  underlying  property,  refinancing  or  foreclosure,  net of fees  or  costs  which  may be  incurred.  Some mortgage-related  securities (such as securities issued by the Government National Mortgage  Association) are described as "modified pass-through."  These securities  entitle the holder to receive all interest and principal  payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal  governmental  guarantor of  mortgage-related  securities is the  Government  National  Mortgage  Association
("GNMA").  GNMA is a wholly owned United States  Government  corporation  within the  Department  of Housing and Urban  Development.
GNMA is authorized to guarantee,  with the full faith and credit of the United States  Government,  the timely  payment of principal and interest on securities  issued by institutions  approved by GNMA (such as savings and loan  institutions,  commercial  banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors (i.e., not backed by the full faith and credit of the United States Government)  include the
Federal  National  Mortgage  Association  ("FNMA")  and  the  Federal  Home  Loan  Mortgage   Corporation   ("FHLMC").   FNMA  is  a
government-sponsored  corporation owned entirely by private  stockholders.  It is subject to general  regulation by the Secretary of
Housing and Urban Development.  FNMA purchases  conventional  (i.e., not insured or guaranteed by any government agency) residential mortgages  from a list of approved  seller/servicers  which  include state and federally  chartered  savings and loan  associations, mutual  savings  banks,  commercial  banks and  credit  unions  and  mortgage  bankers.  Pass-though  securities  issued by FNMA are guaranteed  as to timely  payment of  principal  and  interest by FNMA but are not backed by the full faith and credit of the United
States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the  availability  of mortgage  credit for  residential housing.  It is a  government-sponsored  corporation  formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private  stockholders.  FHLMC issues Participation  Certificates  ("PC's") which represent interests in conventional  mortgages from
FHLMC's national portfolio.  FHLMC guarantees the timely payment of interest and ultimate  collection of principal,  but PCs are not backed by the full faith and credit of the United States Government.

         Commercial  banks,  savings  and loan  institutions,  private  mortgage  insurance  companies,  mortgage  bankers and other secondary market issuers also create  pass-though pools of conventional  residential  mortgage loans. Such issuers may, in addition, be  the  originators  and/or  servicers  of the  underlying  mortgage  loans  as  well  as the  guarantors  of the  mortgage-related securities.  Pools  created  by such  nongovernmental  issuers  generally  offer a  higher  rate of  interest  than  government  and government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former pools.
However,  timely  payment of interest and  principal of these pools may be  supported by various  forms of insurance or  guarantees, including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The insurance and  guarantees are issued by governmental  entities,  private insurers and the mortgage poolers.  Such insurance and guarantees and the  creditworthiness  of the issuers  thereof  will be  considered  in  determining  whether a  mortgage-related  security  meets the  Company's  and the Trust's investment  quality  standards.  There can be no assurance that the private insurers or guarantors can meet their  obligations under the insurance  policies or guarantee  arrangements.  The Fund may buy  mortgage-related  securities  without insurance or guarantees if,  through an  examination  of the loan  experience  and  practices  of the  originator/servicers  and  poolers,  the  Sub-advisor determines  that the securities  meet the Company's and the Trust's  quality  standards.  Although the market for such securities is becoming increasingly liquid,  securities issued by certain private  organizations may not be readily marketable.  The Fund will not purchase  mortgage-related  securities  or any other assets which in the  Sub-advisor's  opinion are illiquid if, as a result,  more than 15% of the value of the Fund's total assets will be illiquid.

         Mortgage-backed  securities that are issued or guaranteed by the U.S. Government,  its agencies or  instrumentalities,  are not subject to the Fund's industry concentration  restrictions,  set forth in this SAI under "Fundamental Investment  Restrictions,"
by  virtue  of the  exclusion  from  that  test  available  to all  U.S.  Government  securities.  In the case of  privately  issued mortgage-related  securities,  the Fund takes the  position  that  mortgage-related  securities  do not  represent  interests in any particular  "industry" or group of  industries.  The assets  underlying  such  securities may be represented by a portfolio of first lien  residential  mortgages  (including both whole mortgage loans and mortgage  participation  interests) or portfolios of mortgage pass-through  securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related  security may in turn be insured or guaranteed by the Federal Housing  Administration or the Department of Veterans  Affairs.  In the case of private issue  mortgage-related  securities  whose  underlying  assets are neither U.S.  Government  securities nor U.S.  Government-insured mortgages,  to the extent that real properties  securing such assets may be located in the same  geographical  region,  the security may be subject  to a greater  risk of default  that other  comparable  securities  in the event of adverse  economic,  political  or business  developments  that may affect such  region and  ultimately,  the ability of  residential  homeowners  to make  payments of principal and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between a  mortgage-backed  bond and a mortgage pass-through  security.  Similar to a bond,  interest  and  prepaid  principal  is paid,  in most cases,  semiannually.  CMOs may be collateralized  by whole mortgage loans, but are more typically  collateralized  by portfolios of mortgage  pass-through  securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

                  CMOs are structured into multiple classes,  each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment  experience of the collateral.  CMOs provide for a modified form of call  protection  through a de facto  breakdown  of the  underlying  pool of  mortgages  according  to how  quickly  the loans are  repaid.  Monthly  payment of
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principal  received  from the pool of  underlying  mortgages,  including  prepayments,  is first  returned to investors  holding the shortest  maturity  class.  Investors  holding the longer  maturity  classes  receive  principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

                  In a typical CMO transaction,  a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds
("Bonds").  Proceeds of the Bond  offering are used to purchase  mortgages  or mortgage  pass-through  certificates  ("Collateral").
The  Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest  payments from the Collateral are used to pay  principal  on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current  interest.  Interest on the  Series Z Bond is  accrued  and added to  principal  and a like  amount is paid as  principal  on the  Series A, B, or C Bond currently  being paid off.  When the Series A, B, and C Bonds are paid in full,  interest and  principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators  (primarily  builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC  Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having  different  maturity  dates which are secured by the pledge of a pool of  conventional  mortgage  loans  purchased  by FHLMC.
Unlike  FHLMC PCs,  payments of  principal  and  interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal payable on each semiannual  payment date is determined in accordance with FHLMC's mandatory sinking fund schedule,  which, in turn, is equal to  approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral  pool. All sinking fund payments in the CMOs are allocated to the  retirement of the  individual  classes of bonds in the order of their stated  maturities.
Payment  of  principal  on the  mortgage  loans in the  collateral  pool in excess of the  amount of FHLMC's  minimum  sinking  fund obligation  for any  payment  date  are  paid to the  holders  of the CMOs as  additional  sinking  fund  payments.  Because  of the
"pass-through"  nature of all  principal  payments  received  on the  collateral  pool in excess of  FHLMC's  minimum  sinking  fund requirement,  the rate at which  principal  of the CMOs is  actually  repaid is likely to be such that each  class of bonds  will be retired in advance of its scheduled maturity date.

                  If collection of principal  (including  prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum  sinking fund  obligation on the next sinking fund payment date,  FHLMC agrees to make up the deficiency from its general funds.

                  Criteria for the  mortgage  loans in the pool  backing the FHLMC CMOs are  identical to those of FHLMC PCs.  FHLMC has  the  right  to  substitute  collateral  in the  event  of  delinquencies  and/or  defaults.  For an  additional  discussion  of mortgage-backed  securities  and certain risks  involved  therein,  see this SAI and the Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

                  Other  Mortgage-Related  Securities.  Other  mortgage-related  securities  include  securities  other  than  those described  above that directly or indirectly  represent a  participation  in, or are secured by and payable from,  mortgage loans on real property,  including CMO residuals or stripped mortgage-backed  securities.  Other mortgage-related securities may be equity or debt  securities  issued by agencies or  instrumentalities  of the U.S.  Government or by private  originators  of, or investors in, mortgage  loans,  including  savings and loan  associations,  homebuilders,  mortgage banks,  commercial  banks,  investment  banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are derivative  mortgage securities issued by agencies or  instrumentalities  of the
U.S.  Government  or by  private  originators  of, or  investors  in,  mortgage  loans,  including  savings  and loan  associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

                  The cash flow  generated by the mortgage  assets  underlying  a series of CMOs is applied  first to make  required payments of principal  and interest on the CMOs and second to pay the related  administrative  expenses of the issuer.  The residual in a CMO structure  generally  represents the interest in any excess cash flow remaining after making the foregoing  payments.  Each payment of such excess cash flow to a holder of the related CMO residual  represents  income and/or a return of capital.  The amount of residual cash flow resulting  from a CMO will depend on, among other things,  the  characteristics  of the mortgage  assets,  the coupon rate of each class of CMO,  prevailing  interest rates, the amount of administrative  expenses and the prepayment  experience on the  mortgage  assets.  In  particular,  the yield to maturity on CMO  residuals is extremely  sensitive  to  prepayments  on the related  underlying  mortgage assets, in the same manner as an interest-only  ("IO") class of stripped  mortgage-backed  securities.
See "Other  Mortgage-Related  Securities  -- Stripped  Mortgage-Backed  Securities."  In  addition,  if a series of a CMO includes a class that bears  interest  at an  adjustable  rate,  the yield to  maturity on the  related  CMO  residual  will also be  extremely sensitive to changes in the level of the index upon which interest rate  adjustments  are based.  As described below with respect to stripped  mortgage-backed  securities,  in certain  circumstances the Fund may fail to recoup fully its initial  investment in a CMO residual.

                  CMO residuals are generally  purchased and sold by  institutional  investors  through several  investment  banking firms acting as brokers or dealers.  The CMO residual  market has only very recently  developed and CMO residuals  currently may not have the  liquidity of other more  established  securities  trading in other  markets.  Transactions  in CMO residuals are generally completed  only after  careful  review of the  characteristics  of the  securities in question.  In addition,  CMO residuals may or, pursuant to an exemption  therefrom,  may not have been  registered  under the  Securities  Act of 1933, as amended.  CMO residuals, whether or not registered under such Act, may be subject to certain  restrictions on  transferability,  and may be deemed "illiquid"
and subject to the Fund's limitations on investment in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities ("SMBS") are derivative  multi-class mortgage securities.  SMBS may be issued by agencies or  instrumentalities of the U.S. Government,  or by private originators of, or investors in, mortgage loans,  including  savings and loan  associations,  mortgage banks,  commercial  banks,  investment banks and special purpose entities of the foregoing.

                  SMBS are usually  structured  with two classes that receive  different  proportions  of the interest and principal distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class  receiving some of the interest and most of the  principal  from the  mortgage  assets,  which the other  class will  receive  most of the  interest  and the  remainder  of the principal.  In the most  extreme  case,  one class will  receive  all of the  interest  (the IO class),  while the other  class will receive all of the principal  (the  principal-only  or "PO" class).  The yield to maturity on an IO class is extremely  sensitive to the rate of principal  payments  (including  prepayments) on the related  underlying  mortgage assets, and a rapid rate of principal payments may have a material  adverse  effect on the Fund's yield to maturity  from these  securities.  If the  underlying  mortgage assets experience  greater than anticipated  prepayments of principal,  the Fund may fail to fully recoup its initial  investment in these securities even if the security is in one of the highest rating categories.

                  Although SMBS are purchased and sold by institutional  investors through several  investment  banking firms acting as brokers or dealers,  these  securities  were only  recently  developed.  As a result,  established  trading  markets have not yet developed  and,  accordingly,  these  securities  may be deemed  "illiquid"  and subject to the Fund's  limitations on investment in illiquid securities.

                  Other Asset-Backed  Securities.  Similarly,  the Sub-advisor expects that other asset-backed securities (unrelated to  mortgage  loans)  will be offered to  investors  in the  future.  Several  types of  asset-backed  securities  may be offered to investors,  including  Certificates  for  Automobile  Receivables.  For a discussion of automobile  receivables,  see this SAI under
"Certain Risk Factors and Investment  Methods."  Consistent  with the Fund's  investment  objectives and policies,  the  Sub-advisor also may invest in other types of asset-backed securities.

         Foreign  Securities.  The Fund may invest in U.S.  dollar- or foreign  currency-denominated  corporate  debt  securities of foreign issuers  (including  preferred or preference  stock),  certain foreign bank  obligations (see "Bank  Obligations")  and U.S.
dollar- or foreign  currency-denominated  obligations of foreign governments or their subdivisions,  agencies and instrumentalities, international  agencies  and  supranational  entities.  The Fund may invest up to 20% of its  assets in  securities  denominated  in foreign  currencies,  and may invest  beyond  this limit in U.S.  dollar-denominated  securities  of foreign  issuers.  The Fund may invest up to 10% of its assets in  securities  of issuers  based in  emerging  market  countries.  Investing  in the  securities  of foreign  issuers  involves  special risks and  considerations  not typically  associated  with  investing in U.S.  companies.  For a discussion  of certain  risks  involved  in foreign  investments  in general,  and the  special  risks of  investing  in  developing countries, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund also may purchase and sell foreign currency  options and foreign  currency  futures  contracts and related options
(see  ""Derivative  Instruments"),  and  enter  into  forward  foreign  currency  exchange  contracts  in order to  protect  against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward  foreign  currency  contract  involves an  obligation  to purchase or sell a specific  currency at a future date, which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the tine of the contract.  These  contracts may be bought or sold to protect the Fund against a possible loss  resulting  from an adverse  change in the relationship  between foreign  currencies and the U.S. dollar or, to increase exposure to a particular  foreign  currency.  Open positions in forward  contracts are covered by the segregation  with the Fund's custodian of cash or liquid assets and are marked to market  daily.  Although  such  contracts  are  intended  to  minimize  the risk of loss due to a decline on the value of the hedged currencies,  at the same  time,  they tend to limit any  potential  gain which  might  result  should  the value of such  currencies increase.

         Brady  Bonds.  The Fund may invest in Brady  Bonds.  Brady Bonds are  securities  created  through the exchange of existing commercial bank loans to sovereign  entities for new obligations in connection with debt  restructurings  under a debt restructuring plan  introduced by former U.S.  Secretary of the Treasury,  Nicholas F. Brady (the "Brady  Plan").  Brady Plan debt  restructurings have been  implemented in a number of countries,  including in Argentina,  Bolivia,  Bulgaria,  Costa Rica, the Dominican  Republic,
Ecuador,  Jordan,  Mexico,  Niger, Nigeria, the Philippines,  Poland,  Uruguay, and Venezuela.  In addition,  Brazil has concluded a
Brady-like plan.  It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been  issued  only  recently,  and  accordingly  do not have a long  payment  history.  Brady Bonds may be collateralized  or  uncollateralized,  are issued in various  currencies  (primarily the U.S. dollar) and are actively traded in the over-the-counter  secondary  market.  U.S.  dollar-denominated,  collateralized  Brady  Bonds,  which may be fixed rate par bonds or floating rate discount bonds, are generally  collateralized  in full as to principal by U.S.  Treasury  zero-coupon bonds having the same  maturity as the Brady Bonds.  Interest  payments on these Brady Bonds  generally  are  collateralized  on a one-year or longer rolling-forward  basis by cash or securities  in an amount that,  in the case of fixed rate bonds,  is equal to at least one year of interest  payments or, in the case of floating rate bonds,  initially is equal to at least one year's interest payments based on the applicable  interest rate at that time and is adjusted at regular intervals  thereafter.  Certain Brady Bonds are entitled to "value recovery  payments" in certain  circumstances,  which in effect  constitute  supplemental  interest  payments but  generally are not collateralized.  Brady Bonds are often viewed as having three or four  valuation  components:  (i) the  collateralized  repayment of principal at final maturity; (ii) the collateralized interest payments;  (iii) the uncollateralized  interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S. Treasury zero-coupon  bonds (or comparable  collateral  denominated in other  currencies) and interest coupon payments  collateralized  on an
18-month  rolling-forward  basis by funds held in escrow by an agent for the  bondholders.  A significant  portion of the Venezuelan
Brady Bonds and the  Argentine  Brady Bonds  issued to date have  principal  repayments  at final  maturity  collateralized  by U.S.
Treasury  zero-coupon  bonds  (or  comparable   collateral   denominated  in  other  currencies)  and/or  interest  coupon  payments collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)  rolling-forward  basis by securities held by the Federal
Reserve Bank of New York as collateral agent.

         Brady Bonds  involve  various risk factors  including  residual risk and the history of defaults with respect to commercial bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance  that Brady Bonds in which the Fund may invest will not be subject to  restructuring  arrangements  or to requests for new credit,  which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations.  Bank obligations in which the Funds invest include certificates of deposit,  bankers'  acceptances,  and fixed time deposits.  Certificates  of deposit are negotiable  certificates  issued against funds deposited in a commercial bank for a definite  period of time and  earning a  specified  return.  Bankers'  acceptances  are  negotiable  drafts or bills of  exchange, normally  drawn by an importer or exporter to pay for specific  merchandise,  which are  "accepted" by a bank,  meaning,  in effect, that  the bank  unconditionally  agrees  to pay the  face  value  of the  instrument  on  maturity.  Fixed  time  deposits  are bank obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time  deposits  may be  withdrawn  on demand by the investor,  but may be subject to early  withdrawal  penalties  which vary  depending  upon market  conditions  and the remaining  maturity of the obligation.  There are no contractual  restrictions  on the right to transfer a beneficial  interest in a fixed  time  deposit  to a third  party,  although  there is no market  for such  deposits.  The Fund will not  invest in fixed time deposits  which (1) are not subject to prepayment or (2) provide for  withdrawal  penalties  upon  prepayment  (other than overnight deposits) if, in the aggregate,  more than 15% of its assets would be invested in such deposits,  repurchase  agreements maturing in more than seven days and other illiquid assets.

         The Fund will limit its  investments in United States bank  obligations  to  obligations  of United States bank  (including foreign  branches)  which have more than $1 billion in total assets at the time of investment and are member of the Federal  Reserve
System,  are  examined  by the  Comptroller  of the  Currency  or whose  deposits  are  insured  by the  Federal  Deposit  Insurance
Corporation.  The Fund also may invest in  certificates  of deposit of savings and loan  associations  (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Fund will limit its  investments in foreign bank  obligations to United States dollar- or foreign  currency-denominated obligations  of foreign banks  (including  United States  branches of foreign  banks) which at the time of investment  (i) have more than $10 billion,  or the equivalent in other currencies,  in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world;  (iii) have  branches or agencies  (limited  purpose  offices  which do not offer all banking  services)  in the
United States;  and (iv) in the opinion of the Sub-advisor,  are of an investment quality comparable to obligations of United States banks in which the Fund may  invest.  Subject to the Fund's  limitation  on  concentration  of no more than 25% of its assets in the securities  of issuers in  particular  industry,  there is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations  of foreign banks involve  somewhat  different  investment  risks than those  affecting  obligations  of United
States  banks,  including  the  possibilities  that their  liquidity  could be impaired  because of future  political  and  economic developments,  that their  obligations may be less marketable  than  comparable  obligations of United States banks,  that a foreign jurisdiction  might impose  withholding taxes on interest income payable on those  obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those  obligations and that the selection of those  obligations  may be more difficult  because there may be less publicly  available  information  concerning  foreign banks or the  accounting,  auditing and financial  reporting standards,  practices  and  requirements  applicable  to foreign  banks may differ from those  applicable  to United  States  banks.
Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Derivative  Instruments.  In pursuing its  individual  objective,  the Fund may, as described in the Company's  Prospectus, purchase and sell (write) both put options and call options on securities,  securities indices,  and foreign  currencies,  and enter into interest rate,  foreign currency and index futures contracts and purchase and sell options on such futures  contracts  ("future options") for hedging  purposes.  The Fund also may enter into swap  agreements with respect to foreign  currencies,  interest rates and indices of  securities.  If other types of  financial  instruments,  including  other types of options,  futures  contracts,  or futures  options are traded in the future,  the Fund may also use those  instruments,  provided  that the  Directors  of the Company determine  that their use is  consistent  with the Fund's  investment  objective,  and provided  that their use is  consistent  with restrictions  applicable to options and futures  contracts  currently  eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on  Securities  and Indices.  The Fund may purchase and sell both put and call options on debt or other  securities or indices in standardized  contracts traded on foreign or national securities  exchanges,  boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign  over-the-counter  market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Fund will write call  options and put options only if they are  "covered."  In the case of a call option on a security, the option is "covered" if the Fund owns the security  underlying  the call or has an absolute and  immediate  right to acquire that security without additional cash  consideration (or, if additional cash consideration is required,  cash or cash equivalents in such amount are  segregated  by the Fund) upon  conversion  or exchange  of other  securities  held by the Fund.  For a call option on an index,  the option is covered if the Fund  maintains  with its custodian  cash or cash  equivalents  equal to the contract  value. A call option is also covered if the Fund holds a call on the same security or index as the call written  where the exercise  price of the call held is (i) equal to or less than the exercise  price of the call written,  or (ii) greater than the exercise  price of the call written,  provided that cash or cash  equivalents  in the amount of the  difference are segregated by the Fund. A put option on a security or an index is "covered" if the Fund  segregates  cash or cash  equivalents  equal to the exercise price. A put option is also covered if the Fund holds a put on the same  security or index as the put written  where the exercise  price of the put held is
(i) equal to or greater  than the  exercise  price of the put  written,  or (ii) less than the  exercise  price of the put  written, provided that cash or cash equivalents in the amount of the difference are segregated by the Fund.

         If an option  written by the Fund expires,  the Fund realizes a capital gain equal to the premium  received at the time the option was written.  If an option purchased by the Fund expires  unexercised,  the Fund realizes a capital loss equal to the premium paid.

         Prior to the  earlier of  exercise  or  expiration,  an option may be closed out by an  offsetting  purchase  or sale of an option of the same  series  (type,  exchange,  underlying  security  or index,  exercise  price,  and  expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing  purchase  transaction  if the cost of the closing  option is less than the premium  received  from writing the option,  or if it is more,  the Fund will realize a capital  loss.  If the premium  received from a closing sale  transaction  is more than the premium paid to purchase the option,  the Fund will realize a capital gain or, if it is less,  the Fund will  realize a capital  loss.  The  principal  factors  affecting  the market value of a put or a call option include  supply and  demand,  interest  rates,  the  current  market  price of the  underlying  security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium  paid for a put or call  option  purchased  by the Fund is an asset of the Fund.  The  premium  received  for a option  written  by the Fund is  recorded  as a deferred  credit.  The value of an option  purchased  or written is marked to market daily and is valued at the  closing  price on the  exchange  on which it is traded  or, if not traded on an  exchange  or no closing price is available,  at the mean between the last bid and asked prices.  For a discussion of certain risks involved in options,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Options.  The Fund may buy or sell put and call options on foreign  currencies  either on exchanges or in the  over-the-counter  market.  A put option on a foreign  currency  gives the  purchaser  of the option the right to sell a foreign currency at the exercise  price until the option  expires.  Currency  options  traded on U.S. or other  exchanges  may be subject to position  limits  which may limit the  ability of the Fund to reduce  foreign  currency  risk using such  options.  Over-the-counter options differ from traded  options in that they are two-party  contracts  with price and other terms  negotiated  between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures  Contracts and Options on Futures  Contracts.  The Fund may use interest  rate,  foreign  currency or index futures contracts,  as specified in the Company's  Prospectus.  An interest rate,  foreign currency or index futures  contract  provides for the future sale by one party and purchase by another party of a specified  quantity of a financial  instrument,  foreign currency or the cash value of an index at a  specified  price and time.  A futures  contract on an index is an  agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference  between the value of the index at the close of the last trading day of the contract and the price at which the index  contract  was  originally  written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Fund may purchase and write call and put futures  options.  Futures  options  possess many of the same  characteristics as options on securities  and indices  (discussed  above).  A futures  option gives the holder the right,  in return for the premium paid, to assume a long position  (call) or short  position  (put) in a futures  contract at a specified  exercise  price at any time during the period of the option.  Upon exercise of a call option,  the holder  acquires a long position in the futures  contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

         To comply with applicable  rules of the CFTC under which the Company and the Fund avoid being deemed a "commodity  pool" or a "commodity  pool  operator," the Fund intends  generally to limit its use of futures  contracts and futures  options to "bona fide hedging"  transactions,  as such term is defined in applicable  regulations,  interpretations  and practice.  For example,  the Fund might use futures contracts to hedge against  anticipated  changes in interest rates that might adversely affect either the value of the Fund's  securities  or the price of the  securities  which the Fund  intends to  purchase.  The Fund's  hedging  activities  may include  sales of futures  contracts as an offset  against the effect or expected  increases  in interest  rates,  and  purchases of futures  contracts as an offset against the effect of expected  declines in interest rates.  Although other techniques could be used to reduce the Fund's  exposure to interest  rate  fluctuations,  the Fund may be able to hedge its  exposure  more  effectively  and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into  futures  contracts  and  futures  options  which are  standardized  and traded on a U.S.  or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures  contract is made by the Fund,  the Fund is required to deposit with its custodian (or broker, if legally  permitted) a specified amount of cash or U.S.  Government  securities  ("initial  margin").  The margin required for a futures  contract  is set by the  exchange  on which  the  contract  is  traded  and may be  modified  during  the term of the contract.  The  initial  margin is in the nature of a  performance  bond or good  faith  deposit on the  futures  contract  which is returned to the Fund upon termination of the contract,  assuming all contractual  obligations have been satisfied.  The Fund expects to earn  interest  income on its initial  margin  deposits.  A futures  contract  held by the Fund is valued  daily at the  official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called  "variation  margin," equal to the daily  change in value of the futures  contract.  This  process is known as "marking  to market."  Variation  margin does not represent a borrowing  or loan by the Fund but is instead a  settlement  between the Fund and the broker of the amount one would owe the other if the futures  contract  expired.  In  computing  daily net asset  value,  the Fund will mark to market its open  futures positions.

         The Fund is also  required  to deposit  and  maintain  margin  with  respect to put and call  options on futures  contracts written by it. Such margin  deposits will vary depending on the nature of the underlying  futures  contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although  some  futures  contracts  call for  making or taking  delivery  of the  underlying  securities,  generally  these obligations  are closed out prior to  delivery by  offsetting  purchases  or sales of matching  futures  contracts  (same  exchange, underlying  security or index, and delivery month).  If an offsetting  purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely,  if an offsetting  sale price is more than the  original  purchase  price,  the Fund  realizes  a  capital  gain,  or if it is less,  the Fund  realizes  a capital  loss.  The transaction costs must also be included in these calculations.

         Limitations  on Use of Futures and  Futures  Options.  In  general,  the Funds  intend to enter into  positions  in futures contracts  and related  options only for "bona fide  hedging"  purposes.  With  respect to positions in futures and related  options that do not constitute bona fide hedging  positions,  the Fund will not enter into a futures contract or futures option contract if, immediately  thereafter,  the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option  positions,  less the amount by which any such options are  "in-the-money,"  would exceed 5% of the Fund's  total  assets.  A call option is  "in-the-money"  if the value of the futures  contract that is the subject of the option exceeds the exercise  price.
A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
         When purchasing a futures  contract,  the Fund will maintain with its custodian (and  mark-to-market on a daily basis) cash or other liquid assets that,  when added to the amounts  deposited with a futures  commission  merchant as margin,  are equal to the market  value of the futures  contract.  Alternatively,  the Fund may "cover" its  position by  purchasing  a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures  contract,  the Fund will maintain with its custodian (and  mark-to-market  on a daily basis) liquid assets that, when added to the amount deposited with a futures  commission  merchant as margin, are equal to the market value of the instruments  underlying  the contract.  Alternatively,  the Fund may "cover" its position by owning the  instruments  underlying the contract (or, in the case of an index futures  contract,  a portfolio with a volatility  substantially  similar to that of the index on which the futures  contract is based),  or by holding a call option  permitting the Fund to purchase the same futures contract at a price no higher than the price of the  contract  written by the Fund (or at a higher  price if the  difference  is  maintained  in liquid assets with the Fund's custodian).

         When selling a call option on a futures  contract,  the Fund will  maintain  with its custodian  (and  mark-to-market  on a daily basis) cash or other liquid assets that,  when added to the amounts  deposited with a futures  commission  merchant as margin, equal the total market value of the futures  contract  underlying  the call option.  Alternatively,  the Fund may cover its position by entering  into a long  position in the same futures  contract at a price no higher than the strike  price of the call option,  by owning the instruments  underlying the futures  contract,  or by holding a separate call option  permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures  contract,  the Fund will maintain with its custodian (and mark-to market on a daily basis)  cash or other  liquid  assets  that  equal  the  purchase  price  of the  futures  contract,  less any  margin  on  deposit.
Alternatively,  the Fund may cover the position either by entering into a short position in the same futures contract,  or by owning a separate put option  permitting  it to sell the same futures  contract so long as the strike price of the  purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         Swap Agreements.  The Fund may enter into interest rate,  index and currency  exchange rate swap agreements for purposes of attempting  to  obtain a  particular  desired  return  at a lower  cost to the Fund  than if the Fund had  invested  directly  in an instrument that yielded that desired return.  For a discussion of swap agreements,  see the Company's  Prospectus under  "Investment
Programs of the Funds." The Fund's  obligations  under a swap agreement  will be accrued daily (offset  against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap  counterparty  will be covered by  segregating  cash or other liquid assets to avoid any potential  leveraging of the Fund's  portfolio.  The Fund will not enter into a swap  agreement  with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether the Fund's use of swap  agreements  will be successful in furthering its investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether  certain  types of  investments  are likely to produce  greater returns  than other  investments.  Because they are two party  contracts  and because they may have terms of longer than seven days, swap  agreements may be considered to be illiquid.  Moreover,  the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement  counterparty.  The Sub-advisor  will cause the
Fund to enter into swap  agreements  only with  counterparties  that would be eligible for  consideration  as  repurchase  agreement counterparties  under the  Fund's  repurchase  agreement  guidelines.  Certain  restrictions  imposed  on the Funds by the  Internal
Revenue  Code may limit the Funds'  ability  to use swap  agreements.  The swaps  market is a  relatively  new market and is largely unregulated.  It is possible that  developments in the swaps market,  including  potential  government  regulation,  could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap  agreements  are exempt from most  provisions of the Commodity  Exchange Act ("CEA") and,  therefore,  are not regulated as futures or commodity option  transactions  under the CEA, pursuant to regulations  approved by the CFTC. To qualify for this exemption,  a swap agreement must be entered into by "eligible  participants."  To be eligible,  natural persons and most other entities must have total assets  exceeding $10 million;  commodity  pools and employee  benefit plans must have assets  exceeding $5 million.  In addition,  an eligible swap  transaction  must meet three  conditions.  First,  the swap agreement may not be part of a fungible class of agreements that are standardized as to their material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap agreement must be a material  consideration in entering into or determining the terms of the swap agreement,  including pricing,  cost or credit  enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not  exclusive,  and  partnerships  may continue to rely on existing  exclusions  for swaps,  such as the
Policy Statement issued in July 1989 which  recognized a safe harbor for swap  transactions  from regulation as futures or commodity option  transactions  under the CEA or its regulations.  The Policy Statement applies to swap transactions  settled in cash that (1)
have individual  tailored terms, (2) lack  exchange-style  offset and the use of a clearing  organization or margin system,  (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured  Notes.  Structured notes are derivative debt securities,  the interest rate or principal of which is related to another  economic  indicator or financial  market index.  Indexed  securities  include  structured notes as well as securities other than debt  securities,  the interest  rate or principal of which is determined by such an unrelated  indicator.  Indexed  securities may include a multiplier  that  multiplies the indexed element by a specified  factor and,  therefore,  the value of such securities may be very volatile.  To the extent the Fund invests in these  securities,  however,  the Sub-advisor  analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         Foreign Currency  Exchange-Related  Securities.  The Fund may invest in foreign currency warrants,  principal exchange rate linked  securities and performance  indexed paper. For a description of these  instruments,  see this SAI under "Certain Risk Factor and Investment Methods."

         Warrants  to  Purchase  Securities.  The Fund may  invest  in or  acquire  warrants  to  purchase  equity  or  fixed-income securities.  Bonds with warrants  attached to purchase equity  securities have many  characteristics  of convertible bonds and their prices may, to some degree,  reflect the  performance of the underlying  stock.  Bonds also may be issued with warrants  attached to purchase  additional  fixed-income  securities  at the same coupon  rate.  A decline in interest  rates would permit the Fund to buy additional  bonds at the favorable rate or to sell the warrants at a profit.  If interest  rates rise, the warrants would  generally expire with no value.

         Hybrid  Instruments.  The Fund may invest up to 5% of its assets in hybrid  instruments.  A hybrid  instrument  can combine the  characteristics  of  securities,  futures,  and  options.  Hybrids can be used as an  efficient  means of pursuing a variety of investment goals,  including currency hedging,  duration  management,  and increased total return.  For an additional  discussion of hybrid instruments and certain risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

         Inverse Floaters.  The Fund may also invest in inverse floating rate debt instruments  ("inverse  floaters").  The interest rate on an inverse  floater  resets in the  opposite  direction  from the market rate of  interest  to which the inverse  floater is indexed.  An inverse  floating rate security may exhibit  greater price  volatility  than a fixed rate  obligation of similar credit quality.  The Fund will not  invest  more than 5% of its net  assets in any  combination  of  inverse  floater,  interest  only,  or principal only securities.

         Loan  Participations.  The Fund may purchase  participations  in  commercial  loans.  Such  indebtedness  may be secured or unsecured.  Loan  participations  typically  represent  direct  participation in a loan to a corporate  borrower,  and generally are offered by banks or other financial  institutions or lending syndicates.  When purchasing loan participations,  the Fund assumes the credit risk  associated  with the corporate  borrower and may assume the credit risk  associated  with an  interposed  bank or other financial  intermediary.  The  participation  interests  in which  the Fund  intends  to invest  may not be rated by any  nationally recognized rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers  the terms of the loan, as specified in the loan agreement.  In addition,  the agent bank is normally  responsible for the collection of principal and interest payments from the corporate  borrower and the  apportionment of these payments to the credit of all institutions  which are  parties  to the loan  agreement.  Unless,  under  the terms of the loan or other  indebtedness,  the Fund has  direct  recourse against the corporate  borrower,  the Fund may have to rely on the agent bank or other financial  intermediary to apply  appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment  as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes  insolvent.  A successor agent bank would  generally be appointed to replace the terminated  agent bank, and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets held by the agent bank for the benefit of the Fund were  determined  to be subject to the claims of the agent bank's  general creditors,  the Fund might incur certain costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal and/or interest.  In situations involving other interposed  financial  institutions (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct  indebtedness  depend  primarily upon the  creditworthiness  of the corporate borrower  for payment of principal  and  interest.  If the Fund does not receive  scheduled  interest or principal  payments on such indebtedness,  the Fund's  share price and yield  could be  adversely  affected.  Loans that are fully  secured  offer the Fund more protection  than an unsecured loan in the event of non-payment of scheduled  interest or principal.  However,  there is no assurance that the liquidation of collateral  from a secured loan would satisfy the corporate  borrower's  obligation,  or that the collateral can be liquidated.

         The  Fund  may  invest  in loan  participations  with  credit  quality  comparable  to that of  issuers  of its  securities investments.  Indebtedness of companies  whose  creditworthiness  is poor involves  substantially  greater risks,  and may be highly speculative.  Some  companies  may  never  pay  off  their  indebtedness,  or may pay  only a small  fraction  of the  amount  owed.
Consequently,  when investing in indebtedness of companies with poor credit,  the Fund bears a substantial risk of losing the entire amount invested.

         The Fund  limits  the  amount of its total  assets  that it will  invest in any one  issuer or in  issuers  within the same industry (see  "Investment  Restrictions").  For purposes of these limits,  the Fund generally will treat the corporate  borrower as the  "issuer"  of  indebtedness  held by the Fund.  In the case of loan  participations  where a bank or other  lending  institution serves as a financial  intermediary  between the Fund and the corporate  borrower,  if the participation  does not shift to the Fund the direct  debtor-creditor  relationship  with the  corporate  borrower,  SEC  interpretations  require  the Fund to treat both the lending bank or other lending  institution and the corporate borrower as "issuers" for the purposes of determining  whether the Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial  intermediary  as an issuer of  indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial  intermediary,  or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to  restrictions on resale.
In some cases,  negotiations  involved in disposing of indebtedness may require weeks to complete.  Consequently,  some indebtedness may be difficult or impossible to dispose of readily at what the  Sub-advisor  believes to be a fair price.  In addition,  valuation of illiquid  indebtedness  involves a greater degree of judgment in  determining  the Fund's net asset value than if that value were based on available  market  quotations,  and could result in  significant  variations  in the Fund's daily share price.  At the same time, some loan interests are traded among certain  financial  institutions and accordingly may be deemed liquid.  As the market for different  types of  indebtedness  develops,  the  liquidity of these  instruments  is expected to improve.  In  addition,  the Fund currently  intends to treat  indebtedness  for which there is no readily  available  market as illiquid  for  purposes of the Fund's limitation on illiquid  investments.  Investments in loan  participations  are considered to be debt obligations for purposes of the
Company's investment restriction relating to the lending of funds or assets by the Fund.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional  risks to the Fund. For example,  if a loan is foreclosed,  the Fund could become part owner of any  collateral, and would bear the costs and  liabilities  associated with owning and disposing of the  collateral.  In addition,  it is conceivable that under emerging  legal theories of lender  liability,  the Fund could be held liable as co-lender.  It is unclear  whether loans and other forms of direct  indebtedness  offer  securities law protections  against fraud and  misrepresentation.  In the absence of definitive  regulatory  guidance,  the Fund relies on the  Sub-advisor's  research in an attempt to avoid  situations where fraud or misrepresentation could adversely affect the Fund.

         Delayed  Funding Loans and Revolving  Credit  Facilities.  The Fund may enter into, or acquire  participations  in, delayed funding loans and revolving  credit  facilities.  Delayed funding loans and revolving credit  facilities are borrowing  arrangements in which the  lender  agrees to make loans up to a maximum  amount  upon  demand by the  borrower  during a  specified  term.  These commitments  may have the  effect  of  requiring  the Fund to  increase  its  investment  in a  company  at a time when it might not otherwise  decide to do so (including at a time when the company's  financial  condition makes it unlikely that such amounts will be repaid).  To the extent that the Fund is  committed to advance  additional  funds,  it will at all times  segregate  liquid  assets, determined to be liquid by the  Sub-advisor  in  accordance  with  procedures  established  by the Board of Directors,  in an amount sufficient  to meet such  commitments.  The Fund may invest in delayed  funding loans and revolving  credit  facilities  with credit quality  comparable to that of issuers of its securities  investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer,  and only limited  opportunities  may exist to resell such instruments.  As a result,  the Fund may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market  value.  The Fund currently  intend to treat delayed funding loans and revolving credit  facilities for which there is no readily  available market as illiquid for purposes of the Fund's  limitation on illiquid  investments.  Participation  interests in revolving  credit  facilities will be subject to the  limitations  discussed  above  under "Loan  Participations."  Delayed  funding  loans and  revolving  credit facilities are considered to be debt  obligations for purposes of the Company's  investment  restriction  relating to the lending of funds or assets by the Fund.

         Lending Portfolio  Securities.  For the purpose of achieving income, the Fund may lend its portfolio  securities,  provided
(1) the loan is secured  continuously by collateral  consisting of U.S.  Government  securities or cash or cash  equivalents  (cash,
U.S. Government  securities,  negotiable  certificates of deposit,  bankers' acceptances or letters of credit) maintained on a daily mark-to-market  basis in an amount at least equal to the current  market  value of the  securities  loaned,  (2) the Fund may at any time call the loan and obtain the return of securities  loaned,  (3) the Fund will receive any interest or dividends received on the loaned  securities,  and (4) the aggregate value of the securities  loaned will not at any time exceed one-third of the total assets of the Fund.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Invest more than 15% of the assets of the Fund (taken at market value at the time of the  investment) in "illiquid securities;"  illiquid securities being defined to include securities subject to legal or contractual  restrictions on resale (which may include private  placements),  repurchase  agreements  maturing in more than seven days, certain options traded over the counter that the Fund has purchased,  securities  being used to cover options the Fund has written,  securities for which market  quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid;

         2.       Purchase  securities  for the Fund from,  or sell  portfolio  securities  to, any of the officers and directors or trustees of the Company, the Trust, the Investment Manager or the Sub-advisor;

         3.       Invest  more  than 5% of the  assets  of the  Fund  (taken  at  market  value at the  time of  investment)  in any combination of interest only, principal only, or inverse floating rate securities;

         4.       Invest in companies for the purpose of exercising management or control;

         5.       Purchase  securities of open-end or closed-end  investment  companies  except in  compliance  with the  Investment
Company Act of 1940;

         6.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the Fund may make  margin  deposits  in  connection  with  futures  contracts  or other  permissible investments;

         7.       Purchase or sell oil, gas or other mineral programs;

         8.       Maintain a short position,  or purchase,  write or sell puts, calls,  straddles,  spreads or combinations thereof, except as set forth in the  Company's  Prospectus  and this SAI for  transactions  in  options,  futures,  and  options  on  futures transactions arising under swap agreements or other derivative instruments; or

         9.       Pledge,  mortgage or hypothecate its assets, except as may be necessary in connection with permissible  borrowings or investments;  and then such pledging,  mortgaging or hypothecating  may not exceed 33 1/3% of the Fund's total assets at the time of  borrowing  or  investment.  The deposit of assets in escrow in  connection  with the writing of covered put and call options and the  purchase of  securities  on a  when-issued  or delayed  delivery  basis,  collateral  arrangements  with  respect to initial or variation margin deposits for future contracts and commitments  entered into under swap agreements or other derivative  instruments, will not be deemed to be pledges of the Portfolio's assets.

ASAF JPM Money Market Fund:

Investment Objective:  The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Investment Policies:

         Bank  Obligations.  The Fund  will not  invest  in bank  obligations  for which any  affiliate  of the  Sub-advisor  is the ultimate obligor or accepting bank.

         Asset-Backed  Securities.  The  asset-backed  securities  in which the Fund may  invest are  subject to the Fund's  overall credit requirements.  However,  asset-backed  securities,  in general, are subject to certain risks. Most of these risks are related to limited  interests in applicable  collateral.  For example,  credit card receivables are generally  unsecured and the debtors are entitled to the protection of a number of state and federal  consumer  credit laws, many of which give such debtors the right to set off certain  amounts on credit card debt  thereby  reducing  the balance due.  Additionally,  if the letter of credit is  exhausted, holders of  asset-backed  securities may also  experience  delays in payments or losses if the full amounts due on underlying  sales contracts are not realized.  Because  asset-backed  securities  are  relatively  new, the market  experience in these  securities is limited  and the  market's  ability  to  sustain  liquidity  through  all  phases of the  market  cycle has not been  tested.  For a discussion of asset-backed  securities and the risks involved therein see the Company's  Prospectus and this SAI under "Certain Risk
Factors and Investment Methods."

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the  Company,  the Fund may  invest in  certain  synthetic  instruments.  Such  instruments  generally  involve  the  deposit  of asset-backed  securities  in a  trust  arrangement  and  the  issuance  of  certificates  evidencing  interests  in the  trust.  The certificates  are generally sold in private  placements in reliance on Rule 144A of the Securities Act of 1933 (without  registering the certificates under such Act).

         Reverse  Repurchase  Agreements.  The Fund invests the proceeds of borrowings  under  reverse  repurchase  agreements.  The
Fund will enter into a reverse  repurchase  agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the  transaction.  The Fund will not invest the proceeds of a reverse  repurchase  agreement for a period  which  exceeds the  duration of the  reverse  repurchase  agreement.  The Fund may not enter into  reverse  repurchase agreements  exceeding  in the  aggregate  one-third  of the  market  value of its total  assets,  less  liabilities  other  than the obligations  created by reverse  repurchase  agreements.  The Fund will establish and maintain with its custodian a separate account with a segregated  portfolio of  securities  in an amount at least equal to its purchase  obligations  under its reverse  repurchase agreements.  If interest rates rise during the term of a reverse repurchase  agreement,  such reverse repurchase  agreement may have a negative impact on the Fund's ability to maintain a net asset value of $1.00 per share.

         Foreign  Securities.  The Fund may invest in U.S.  dollar-denominated  foreign  securities.  Any foreign  commercial  paper must not be subject to foreign  withholding tax at the time of purchase.  Foreign  investments may be made directly in securities of foreign issuers or in the form of American  Depositary  Receipts  ("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,
ADRs and EDRs are receipts issued by a bank or trust company that evidence  ownership of underlying  securities  issued by a foreign corporation  and that are designed  for use in the  domestic,  in the case of ADRs,  or  European,  in the case of EDRs,  securities markets.  For a discussion  of  depositary  receipts and the risks  involved in investing in foreign  securities,  see the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio  Securities.  Loans will be subject to termination by the Fund in the normal  settlement time,  generally three business days after notice.  Borrowed  securities  must be returned when the loan is  terminated.  The Fund may pay reasonable finders' and  custodial  fees in  connection  with a loan.  In making a loan,  the Fund will  consider the  creditworthiness  of the borrowing financial institution.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Invest in companies for the purpose of exercising management or control;

         2.       Purchase  securities of open-end or closed-end  investment  companies  except in  compliance  with the  Investment
Company Act of 1940;

         3.       Purchase  securities on margin, make short sales of securities,  or maintain a short position,  provided that this restriction  shall not be deemed to be applicable to the purchase or sale of  when-issued  securities or of securities  for delivery at a future date;

         4.       Acquire any illiquid  securities,  such as  repurchase  agreements  with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result  thereof,  more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

         5.       Mortgage,  pledge or hypothecate any assets, except as may be necessary in connection with permissible  borrowings or investments;  and then such mortgaging,  pledging or hypothecating  may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

         6.       Purchase or sell puts, calls,  straddles,  spreads, or any combination thereof,  except to the extent permitted by the Company's Prospectus and this SAI; or

         7.       Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                                                FUNDAMENTAL INVESTMENT RESTRICTIONS

         Investment  Restrictions.  Each Fund and Portfolio has adopted the following fundamental investment  restrictions which may not be changed without shareholder approval.

         1.  Senior  Securities.  No Fund or  Portfolio  may issue  senior  securities,  except as  permitted  under the  Investment
             ------------------
Company Act of 1940 (the "1940 Act").

         2.  Borrowing.  No Fund or  Portfolio  may  borrow  money,  except  that a Fund or  Portfolio  may  (i)  borrow  money  for
             ---------
non-leveraging,  temporary or emergency  purposes,  and (ii) engage in reverse  repurchase  agreements and make other investments or engage in other  transactions,  which may  involve a  borrowing,  in a manner  consistent  with the Fund or  Portfolio's  investment objective  and  policies;  provided  that the  combination  of (i) and (ii)  shall  not  exceed  33 1/3% of the value of the Fund or
Portfolio's  assets (including the amount borrowed) less liabilities  (other than borrowings) or such other percentage  permitted by law.  Any  borrowings  which come to exceed this amount will be reduced in  accordance  with  applicable  law.  Subject to the above limitations, the Funds and Portfolios may borrow from banks or other persons to the extent permitted by applicable law.

         3.  Underwriting.  No Fund or Portfolio may underwrite  securities  issued by other persons,  except to the extent that the
             ------------
Fund or Portfolio may be deemed to be an  underwriter  (within the meaning of the  Securities  Act of 1933) in  connection  with the purchase and sale of portfolio securities.

         4. Real Estate.  No Fund or  Portfolio  may purchase or sell real estate  unless  acquired as a result of the  ownership of
            -----------
securities  or other  instruments;  provided  that this  restriction  shall not  prohibit  a Fund or  Portfolio  from  investing  in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

         5.  Commodities.  No Fund or  Portfolio  may  purchase  or sell  physical  commodities  unless  acquired as a result of the
             -----------
ownership of securities or instruments;  provided that this restriction  shall not prohibit a Fund or Portfolio from (i) engaging in permissible  options and futures  transactions and forward foreign  currency  contracts in accordance with the Fund's or Portfolio's investment policies, or (ii) investing in securities of any kind.

         6. Lending.  No Fund or Portfolio  may make loans,  except that a Fund or Portfolio  may (i) lend  portfolio  securities in
            -------
accordance  with the Fund or Portfolio's  investment  policies in amounts up to 33 1/3% of the total assets of the Fund or Portfolio taken at market value,  (ii) purchase  money market  securities and enter into  repurchase  agreements,  and (iii) acquire  publicly distributed or privately placed debt securities and purchase debt.

         7. Industry  Concentration.  No Fund or Portfolio  other than the ASAF INVESCO  Technology Fund and the ASAF INVESCO Health
            -----------------------
Sciences  Fund may  purchase any security  if, as a result,  more than 25% of the value of the Fund or  Portfolio's  assets would be invested in the  securities  of issuers  having  their  principal  business  activities  in the same  industry;  provided  that this restriction  does not apply to  investments  in  obligations  issued or guaranteed by the U.S.  Government or any of its agencies or instrumentalities  (or repurchase  agreements with respect  thereto).  The ASAF INVESCO  Technology Fund may invest more than 25% of the value of its assets in the securities of companies doing business in one or more industries relating to technology.

         8.  Diversification.  No Fund or Portfolio  other than the ASAF Janus  Mid-Cap  Fund and the ASAF ProFund  Managed OTC Fund
             ---------------
may, with respect to 75% of the value of its total assets,  purchase the securities of any issuer (other than  securities  issued or guaranteed by the U.S.  Government or any of its agencies or  instrumentalities)  if, as a result,  (i) more than 5% of the value of the  Fund's  or  Portfolio's  total  assets  would be  invested  in the  securities  of such  issuer,  or (ii)  more than 10% of the outstanding  voting  securities  of such issuer  would be held by the Fund or  Portfolio.  The ASAF Janus  Mid-Cap Fund and the ASAF
ProFund  Managed OTC Fund may not, with respect to 50% of its total assets,  invest in the  securities of any one issuer (other than the U.S.  Government and its agencies and  instrumentalities),  if immediately after and as a result of such investment more than 5%
of the total assets of the Portfolio would be invested in such issuer.

         Notes  to  Investment  Restrictions.  The  following  notes  should  be read in  conjunction  with  the  above  fundamental investment restrictions.  These notes are not fundamental policies and may be changed without shareholder approval.
                                          ---

         o    Applicable to All Funds and Portfolios:  If a restriction on a Fund's or Portfolio's  investments is adhered to at the
              --------------------------------------
time an investment is made, a subsequent  change in the  percentage of Fund or Portfolio  assets  invested in certain  securities or other instruments,  or change in average duration of the Fund's or Portfolio's  investment portfolio,  resulting from changes in the value of the Fund's or Portfolio's  total assets,  will not be considered a violation of the restriction;  provided,  however,  that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         o    Applicable to All Funds and Portfolios:  With respect to investment restrictions (2) and (6), a Fund or Portfolio will
              --------------------------------------
not borrow or lend to any other fund unless it applies for and  receives an  exemptive  order from the SEC, if so  required,  or the
SEC issues  rules  permitting  such  transactions.  There is no  assurance  the SEC would grant any order  requested  by the Fund or
Portfolio or promulgate any rules allowing the transactions.

         o    Applicable to All Funds and Portfolios.  With respect to investment  restriction  (6), the restriction on making loans
              --------------------------------------
is not considered to limit a Fund or Portfolio's investments in loan participations and assignments.

         o    Applicable Only to the ASAF Founders  International Small Capitalization Fund: With respect to investment  restriction
              -----------------------------------------------------------------------------
(7), the Funds use industry  classifications  based, where applicable,  on Baseline,  Bridge Information Systems,  Reuters, the S&P
                                                                           --------   --------------------------   -------      ----
Stock Guide  published  by Standard & Poor's,  information  obtained  from  Bloomberg  L.P.  and Moody's  International,  and/or the
-----------
prospectus of the issuing  company.  Selection of an appropriate  industry  classification  resource will be made by the Sub-advisor in the exercise of its reasonable discretion.

         o    Applicable Only to the ASAF Gabelli  Small-Cap Value Fund:  With respect to investment  restrictions  (2) and (6), the
              ---------------------------------------------------------
Fund has no current  intention of  borrowing or lending to any other fund.  For  purposes of  investment  restriction  (6), the Fund will consider the  acquisition  of a debt  security to include the  execution of a note or other  evidence of an extension of credit with a term of more than nine months.

         o    Applicable only to the ASAF AIM International  Equity Fund. With respect to investment  restriction (7), the Fund will
              ----------------------------------------------------------
not  consider a  bank-issued  guaranty or financial  guaranty  insurance as a separate  security  for  purposes of  determining  the percentage of the Fund's assets invested in the securities of issuers in a particular industry.

                                            CERTAIN RISK FACTORS AND INVESTMENT METHODS

         Some of the  investment  instruments,  techniques  and methods  which may be used by one or more of the Funds and the risks attendant  thereto are described  below.  Other risk factors and  investment  methods may be described in the  Company's  Prospectus under  "Investment  Programs of the Funds" and "Certain  Risk Factors and  Investment  Methods,"  and in this SAI under  "Investment
Programs of the Funds." The risk factors and investment  methods  described  below only apply to those Funds or Portfolios  that may invest in such securities or use such investment  methods.  The below references to the investment  methods used by the Feeder Funds apply equally to the Funds' corresponding Portfolios.

         Debt  Obligations.  Yields on short,  intermediate,  and  long-term  securities  are  dependent  on a variety  of  factors, including,  the  general  conditions  of the  money  and bond  markets,  the size of a  particular  offering,  the  maturity  of the obligation,  and the rating of the issue.  Debt  securities  with longer  maturities tend to produce higher yields and are generally subject to potentially  greater capital  appreciation  and depreciation  than obligations with shorter  maturities and lower yields.
The market prices of debt securities  usually vary,  depending upon available yields. An increase in prevailing  interest rates will generally  reduce  the value of debt  investments,  and a decline  in  interest  rates  will  generally  increase  the value of debt investments.  The ability of a Fund to achieve its investment  objective is also dependent on the continuing  ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due.

         Special Risks Associated with Low-Rated and Comparable Unrated  Securities.  Low-rated and comparable  unrated  securities, while generally offering higher yields than investment-grade  securities with similar maturities,  involve greater risks,  including the possibility of default or bankruptcy.  They are regarded as predominantly  speculative with respect to the issuer's  capacity to pay interest and repay  principal.  The special risk  considerations  in connection with such  investments are discussed  below. See the Appendix of this SAI for a discussion of securities ratings.

                  Effect of Interest  Rates and  Economic  Changes.  The  low-rated  and  comparable  unrated  securities  market is relatively new, and its growth  paralleled a long economic  expansion.  As a result, it is not clear how this market may withstand a prolonged  recession or economic  downturn.  Such a prolonged  economic downturn could severely disrupt the market for and adversely affect the value of such securities.

                  All interest-bearing  securities  typically  experience  appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable  unrated  securities  tend to reflect  individual  corporate developments  to a greater extent than do  higher-rated  securities,  which react  primarily to fluctuations in the general level of interest  rates.  Low-rated  and  comparable  unrated  securities  also tend to be more  sensitive to economic  conditions  than are higher-rated  securities.  During an economic  downturn or a sustained period of rising interest rates,  highly leveraged issuers of low-rated and comparable  unrated  securities may experience  financial  stress and may not have  sufficient  revenues to meet their payment  obligations.  The issuer's  ability to service its debt  obligations may also be adversely  affected by specific  corporate developments,  the issuer's inability to meet specific projected business forecasts,  or the unavailability of additional financing.
The risk of loss due to default by an issuer of low-rated and comparable  unrated  securities is significantly  greater than issuers of higher-rated  securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a low-rated and comparable  unrated security  defaulted,  a Fund might incur additional  expenses to seek recovery.
Periods of economic  uncertainty and changes would also generally result in increased  fluctuation in the market prices of low-rated and comparable unrated securities and thus in a Fund's net asset value.

                  As  previously  stated,  the  value  of such a  security  will  decrease  in a rising  interest  rate  market  and accordingly,  so will a Fund's net asset  value.  If a Fund  experiences  unexpected  net  redemptions  in such a market,  it may be forced to liquidate a portion of its portfolio  securities  without regard to their investment  merits. Due to the limited liquidity of some high-yield  securities  (discussed  below),  a Fund may be forced to liquidate these  securities at a substantial  discount.
Any such  liquidation  would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

                  Payment  Expectations.  Low-rated  and  comparable  unrated  securities  typically  contain  redemption,  call, or prepayment  provisions  which  permit the issuer of  securities  containing  such  provisions  to, at their  discretion,  redeem the securities.  During  periods  of  falling  interest  rates,  issuers  of  high-yield  securities  are likely to redeem or prepay the securities  and refinance  them with debt  securities  with a lower  interest rate. To the extent an issuer is able to refinance the securities,  or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding  security, which would result in a lower return for a Fund.

                  Issuers  of  lower-rated  securities  are often  highly  leveraged,  so that their  ability to service  their debt obligations  during an economic  downturn or during  sustained  periods of rising  interest rates may be impaired.  Such issuers may not have more traditional methods of financing  available to them and may be unable to repay outstanding  obligations at maturity by refinancing.  The risk of loss due to default in payment of interest or repayment  of  principal  by such  issuers is  significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

                  Credit Ratings.  Credit ratings issued by  credit-rating  agencies attempt to evaluate the safety of principal and interest payments of rated  securities.  They do not,  however,  evaluate the market value risk of low-rated and comparable  unrated securities and, therefore,  may not fully reflect the true risks of an investment.  In addition,  credit-rating  agencies may or may not make  timely  changes in a rating to reflect  changes in the  economy or in the  condition  of the issuer that affect the market value  of the  security.  Consequently,  credit  ratings  may be  used  only  as a  preliminary  indicator  of  investment  quality.
Investments in low-rated and comparable  unrated securities will be more dependent on the applicable  Sub-advisor's  credit analysis than would be the case with investments in  investment-grade  debt  securities.  Such Sub-advisor may employ its own credit research and analysis,  which could include a study of existing debt,  capital structure,  ability to service debt and to pay dividends,  the issuer's  sensitivity  to  economic  conditions,  its  operating  history,  and the  current  trend of  earnings.  The  Sub-advisors continually  monitor the  investments in a Fund and evaluate  whether to dispose of or to retain  low-rated and  comparable  unrated securities whose credit ratings or credit quality may have changed.

                  Liquidity  and  Valuation.  A Fund may have  difficulty  disposing of certain  low-rated  and  comparable  unrated securities  because there may be a thin trading market for such  securities.  There is no established  retail  secondary  market for many of  these  securities.  A Fund  anticipates  that  such  securities  could be sold  only to a  limited  number  of  dealers  or institutional  investors.  To the extent a secondary  trading  market does exist,  it is  generally  not as liquid as the  secondary market for  higher-rated  securities.  The lack of a liquid  secondary  market may have an adverse impact on the market price of the security.  As a result,  a Fund's asset value and a Fund's  ability to dispose of particular  securities,  when  necessary to meet a
Fund's  liquidity needs or in response to a specific  economic event,  may be impacted.  The lack of a liquid  secondary  market for certain  securities  may also make it more  difficult  for a Fund to obtain  accurate  market  quotations  for purposes of valuing a portfolio.  Market  quotations are generally  available on many  low-rated and comparable  unrated issues only from a limited number of dealers and may not necessarily  represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the  spread  between  bid and asked  prices is likely to  increase  significantly.  In  addition,  adverse  publicity  and  investor perceptions,  whether or not based on  fundamental  analysis,  may decrease the values and  liquidity  of low-rated  and  comparable unrated securities, especially in a thinly-traded market.

         Put and Call Options:

                  Writing  (Selling)  Call  Options.  A call option  gives the holder  (buyer) the "right to purchase" a security or currency at a specified  price (the exercise  price),  at expiration of the option  (European  style) or at any time until a certain date (the  expiration  date)  (American  style).  So long as the  obligation  of the writer of a call  option  continues,  he may be assigned  an  exercise  notice by the  broker-dealer  through  whom such option was sold,  requiring  him to deliver the  underlying security or currency against payment of the exercise price.  This obligation  terminates upon the expiration of the call option,  or such earlier time at which the writer effects a closing  purchase  transaction by purchasing an option  identical to that previously sold.

                  When writing a call option,  a Fund, in return for the premium,  gives up the  opportunity for profit from a price increase in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns securities or currencies not subject to an option,  a Fund has no control over when it may be required to sell the  underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration  of its  obligation  as a writer.  If a call option  which a Fund has written  expires,  the Fund will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market  value of the  underlying security or currency  during the option  period.  If the call option is exercised,  a Fund will realize a gain or loss from the sale of the underlying security or currency.

                  Writing  (Selling) Put Options.  A put option gives the purchaser of the option the right to sell,  and the writer
(seller) has the  obligation to buy, the underlying  security or currency at the exercise  price during the option period  (American style) or at the expiration of the option (European style).  So long as the obligation of the writer  continues,  he may be assigned an exercise  notice by the  broker-dealer  through whom such option was sold,  requiring  him to make payment of the exercise  price against  delivery of the underlying  security or currency.  The operation of put options in other respects,  including their related risks and rewards, is substantially identical to that of call options.

                  Premium  Received  from  Writing  Call or Put  Options.  A Fund will  receive a premium from writing a put or call option,  which  increases  such Fund's return in the event the option expires  unexercised or is closed out at a profit.  The amount of the premium will reflect,  among other things,  the  relationship of the market price of the underlying  security to the exercise price of the option,  the term of the option and the  volatility of the market price of the underlying  security.  By writing a call option,  a Fund  limits its  opportunity  to profit from any  increase  in the market  value of the  underlying  security  above the exercise  price of the option.  By writing a put option,  a Fund assumes the risk that it may be required to purchase the underlying security for an exercise  price higher than its then current  market  value,  resulting in a potential  capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

                  Closing Transactions.  A Fund may terminate an option that it has written prior to its expiration by entering into a closing  purchase  transaction in which it purchases an option having the same terms as the option written.  Closing  transactions may be effected in order to realize a profit on an  outstanding  call option,  to prevent an  underlying  security or currency  from being  called,  or, to permit  the sale of the  underlying  security  or  currency.  A Fund will  realize a profit or loss from such transaction if the cost of such  transaction is less or more than the premium  received from the writing of the option.  In the case of a put  option,  any loss so  incurred  may be  partially  or  entirely  offset by the premium  received  from a  simultaneous  or subsequent  sale of a  different  put  option.  Because  increases  in the market  price of a call  option  will  generally  reflect increases in the market price of the  underlying  security,  any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

                  Furthermore,  effecting a closing  transaction  will permit a Fund to write another call option on the  underlying security or currency  with either a different  exercise  price or  expiration  date or both.  If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option,  or purchased a put option,  it will seek to effect a closing  transaction  prior to, or concurrently  with, the sale of the security or currency.  There is, of course, no assurance that a Fund will be able to effect such closing  transactions at a favorable  price.  If a Fund cannot enter into such a transaction,  it may be required to hold a security or currency  that it might  otherwise  have sold.  When a Fund writes a covered call  option,  it runs the risk of not being able to participate in the  appreciation  of the underlying  securities or currencies  above the exercise price,  as well as the risk of being  required to hold on to securities or currencies  that are  depreciating  in value.  This could result in higher  transaction  costs.  A Fund will pay  transaction  costs in  connection  with the  writing of options to close out previously  written options.  Such  transaction  costs are normally higher than those applicable to purchases and sales of portfolio securities.

                  Purchasing  Call  Options.  Call options may be purchased  by a Fund for the purpose of acquiring  the  underlying securities or currencies for its  portfolio.  Utilized in this fashion,  the purchase of call options  enables a Fund to acquire the securities  or  currencies  at the  exercise  price of the call  option plus the premium  paid.  At times the net cost of  acquiring securities  or  currencies  in this manner may be less than the cost of  acquiring  the  securities  or  currencies  directly.  This technique  may also be useful to a Fund in purchasing a large block of  securities  or  currencies  that would be more  difficult to acquire by direct  market  purchases.  So long as it holds such a call  option  rather  than the  underlying  security  or  currency itself,  a Fund is partially  protected from any unexpected  decline in the market price of the underlying  security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

                  Purchasing Put Options.  A Fund may purchase a put option on an underlying  security or currency owned by the Fund
(a "protective  put") as a defensive  technique in order to protect  against an anticipated  decline in the value of the security or currency.  Such  hedge  protection  is  provided  only  during the life of the put  option  when the Fund,  as the holder of the put option,  is able to sell the underlying  security or currency at the put exercise price  regardless of any decline in the underlying security's  market price or currency's  exchange value.  For example,  a put option may be purchased in order to protect  unrealized appreciation of a security or currency where a Sub-advisor  deems it desirable to continue to hold the security or currency  because of tax  considerations.  The premium  paid for the put option and any  transaction  costs would  reduce any capital  gain  otherwise available for distribution when the security or currency is eventually sold.

                  If a Fund  purchases  put options at a time when the Fund does not own the  underlying  security or currency,  the
Fund seeks to benefit  from a decline in the market  price of the  underlying  security or  currency.  If the put option is not sold when it has remaining  value,  and if the market price of the underlying  security or currency  remains equal to or greater than the exercise  price  during the life of the put  option,  a Fund will lose its entire  investment  in the put  option.  In order for the purchase of a put option to be profitable,  the market price of the underlying security or currency must decline  sufficiently below the exercise price to cover the premium and transaction costs.

                  Dealer  Options.  Exchange-traded  options  generally  have a continuous  liquid market while dealer  options have none.  Consequently,  a Fund will  generally be able to realize the value of a dealer option it has purchased  only by exercising it or reselling  it to the dealer who issued it.  Similarly,  when a Fund writes a dealer  option,  it generally  will be able to close out the option  prior to its  expiration  only by entering  into a closing  purchase  transaction  with the dealer to which the Fund originally  wrote the option.  While a Fund will seek to enter into  dealer  options  only with  dealers who will agree to and which are expected to be capable of entering  into closing  transactions  with the Fund,  there can be no assurance  that the Fund will be able to liquidate a dealer  option at a favorable  price at any time prior to  expiration.  Until a Fund,  as a covered  dealer call option  writer,  is able to effect a closing  purchase  transaction,  it will not be able to liquidate  securities (or other assets)
used as cover until the option  expires or is  exercised.  In the event of  insolvency  of the other party,  a Fund may be unable to liquidate a dealer  option.  With  respect to options  written by a Fund,  the  inability  to enter into a closing  transaction  may result in material  losses to a Fund.  For example,  since a Fund must  maintain a secured  position with respect to any call option on a security it writes,  a Fund may not sell the assets which it has segregated to secure the position while it is obligated  under the  option.  This  requirement  may  impair a Fund's  ability  to sell  portfolio  securities  at a time when  such  sale  might be advantageous.

                  The Staff of the SEC has taken the  position  that  purchased  dealer  options  and the assets  used to secure the written  dealer  options are  illiquid  securities.  A Fund may treat the cover used for written OTC options as liquid if the dealer agrees  that the Fund may  repurchase  the OTC  option  it has  written  for a maximum  price to be  calculated  by a  predetermined formula.  In such cases,  the OTC option would be  considered  illiquid  only to the extent the maximum  repurchase  price under the formula  exceeds  the  intrinsic  value of the  option.  To this  extent,  a Fund will treat  dealer  options as subject to a Fund's limitation  on  unmarketable  or illiquid  securities.  If the SEC changes its position on the liquidity of dealer  options,  a Fund will change its treatment of such instrument accordingly.

         Certain Risk Factors in Writing Call Options and in  Purchasing  Call and Put Options.  During the option  period,  a Fund, as  writer  of a call  option  has,  in return  for the  premium  received  on the  option,  given up the  opportunity  for  capital appreciation  above the exercise price should the market price of the  underlying  security  increase,  but has retained the risk of loss  should the price of the  underlying  security  decline.  The writer has no control  over the time when it may be  required  to fulfill its  obligation  as a writer of the option.  The risk of purchasing a call or put option is that a Fund may lose the premium it paid  plus  transaction  costs.  If a Fund does not  exercise  the  option  and is  unable  to close  out the  position  prior to expiration of the option, it will lose its entire investment.

         An  exchange-traded  option position may be closed out only on an exchange which provides a secondary market.  There can be no assurance that a liquid  secondary  market will exist for a particular  option at a particular time and that a Fund can close out its position by effecting a closing transaction.  If a Fund is unable to effect a closing purchase  transaction,  it cannot sell the underlying  security  until  the  option  expires  or the  option  is  exercised.  Accordingly,  a Fund  may not be able to sell the underlying  security  at a time when it might  otherwise  be  advantageous  to do so.  Possible  reasons for the absence of a liquid secondary market include the following:  (i) insufficient  trading  interest in certain options;  (ii)  restrictions on transactions imposed by an exchange;  (iii) trading  halts,  suspensions  or other  restrictions  imposed with respect to  particular  classes or series of options or underlying  securities;  (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading  volume;  and (v) a decision  by one or more  exchanges  to  discontinue  the trading of options or impose  restrictions  on orders.  In  addition,  the hours of trading for options may not conform to the hours  during which the  underlying  securities  are traded.  To the extent that the options markets close before the markets for the underlying  securities,  significant price and rate movements can take place in the  underlying  markets that cannot be reflected in the options  markets.  The purchase of options is a highly specialized  activity which involves investment  techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established  limitations governing the maximum number of call options,  whether or not covered, which may be written by a single investor  acting alone or in concert with others  (regardless of whether such options are written on the same or different  exchanges or are held or written on one or more  accounts or through one or more  brokers).  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

         Options on Stock  Indices.  Options on stock  indices are similar to options on specific  securities  except  that,  rather than the right to take or make delivery of the specific  security at a specific  price,  an option on a stock index gives the holder the right to receive,  upon  exercise of the option,  an amount of cash if the closing level of that stock index is greater than, in the case of a call,  or less than,  in the case of a put,  the  exercise  price of the option.  This amount of cash is equal to such difference  between the  closing  price of the index and the  exercise  price of the option  expressed  in dollars  multiplied  by a specified  multiple.  The writer of the option is obligated,  in return for the premium  received,  to make delivery of this amount.
Unlike options on specific  securities,  all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

         Risk  Factors of Options on Indices.  Because the value of an index option  depends upon the  movements in the level of the index  rather  than  upon  movements  in the price of a  particular  security,  whether a Fund will  realize a gain or a loss on the purchase  or sale of an option on an index  depends  upon the  movements  in the level of prices in the  market  generally  or in an industry or market  segment  rather than upon  movements in the price of the  individual  security.  Accordingly,  successful use of positions will depend upon a Sub-advisor's  ability to predict  correctly  movements in the direction of the market  generally or in the direction of a particular  industry.  This requires  different  skills and techniques than  predicting  changes in the prices of individual securities.

         Index prices may be distorted  if trading of  securities  included in the index is  interrupted.  Trading in index  options also may be  interrupted  in certain  circumstances,  such as if trading were halted in a  substantial  number of  securities in the index.  If this occurred,  a Fund would not be able to close out options which it had written or purchased and, if  restrictions  on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price  movements  in  portfolio  securities  will not  correlate  perfectly  with  movements  in the level of the index and therefore,  a Fund bears the risk that the price of the  securities  may not  increase  as much as the level of the  index.  In this event,  the Fund would bear a loss on the call which would not be  completely  offset by movements in the prices of the  securities.
It is also  possible  that the index may rise  when the value of a Fund's  securities  does  not.  If this  occurred,  a Fund  would experience a loss on the call which would not be offset by an increase in the value of its  securities  and might also  experience a loss in the market value of its securities.

         Unless a Fund has other liquid assets which are  sufficient  to satisfy the exercise of a call on the index,  the Fund will be required to liquidate  securities  in order to satisfy the  exercise.  When a Fund has written a call on an index,  there is also the risk that the market may decline  between the time the Fund has the call  exercised  against it, at a price which is fixed as of the  closing  level of the index on the date of  exercise,  and the time the Fund is able to sell  securities.  As with  options  on securities,  the Sub-advisor  will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities  where a Fund would be able to deliver the  underlying  security in  settlement,  a Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Fund exercises a put option on an index which it has purchased  before final  determination of the closing index value for the day,  it runs the risk that the  level of the  underlying  index may  change  before  closing.  If this  change  causes  the exercised  option to fall  "out-of-the-money,"  the Fund will be required to pay the difference  between the closing index value and the exercise price of the option  (multiplied by the applicable  multiplier) to the assigned writer.  Although a Fund may be able to minimize  this risk by  withholding  exercise  instructions  until just  before the daily  cutoff  time or by  selling  rather  than exercising  an option when the index level is close to the exercise  price,  it may not be possible to eliminate  this risk entirely because  the  cutoff  time for index  options  may be earlier  than those  fixed for other  types of  options  and may occur  before definitive closing index values are announced.

         Trading in  Futures.  A futures  contract  provides  for the future sale by one party and  purchase  by another  party of a specified  amount of a specific  financial  instrument  (e.g.,  units of a stock index) at a specified  price,  date, time and place designated  at the time the  contract is made.  Brokerage  fees are  incurred  when a futures  contract is bought or sold and margin deposits  must be  maintained.  Entering  into a contract  to buy is  commonly  referred  to as buying or  purchasing  a contract or holding a long  position.  Entering  into a contract  to sell is  commonly  referred  to as  selling a  contract  or holding a short position.

         Unlike when a Fund  purchases  or sells a security,  no price would be paid or received by a Fund upon the purchase or sale of a futures contract.  Upon entering into a futures contract,  and to maintain a Fund's open positions in futures contracts, a Fund would be required to deposit with its  custodian in the name of the futures  broker or directly with a futures  commission  merchant an amount of cash, U.S.  government  securities,  suitable money market instruments,  or other liquid securities,  known as "initial margin." A margin deposit is intended to ensure a Fund's  performance  of the futures  contract.  The initial margin  required for a particular futures contract is set by the exchange on which the contract is traded,  and may be significantly  modified from time to time by the exchange  during the term of the  contract.  Futures  contracts are  customarily  purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open  futures  contract  changes  (by  increase  in the case of a sale or by  decrease  in the case of a purchase)  so that the loss on the  futures  contract  reaches  a point at which the  margin  on  deposit  does not  satisfy  margin requirements,  the broker  will  require an  increase  in the  margin.  However,  if the value of a  position  increases  because of favorable  price changes in the futures  contract so that the margin deposit  exceeds the required  margin,  the broker will pay the excess to a Fund.

         These  subsequent  payments,  called  "variation  margin," to and from the futures  broker are made on a daily basis as the price of the underlying  assets  fluctuate  making the long and short  positions in the futures  contract more or less  valuable,  a process  known as "marking to the  market." A Fund may or may not earn  interest  income on its margin  deposits.  Although  certain futures contracts,  by their terms, require actual future delivery of and payment for the underlying  instruments,  in practice most futures  contracts  are usually  closed out before the  delivery  date.  Closing out an open  futures  contract  purchase or sale is effected by entering into an offsetting  futures  contract  purchase or sale,  respectively,  for the same  aggregate  amount of the identical  securities  and the same delivery  date. If the  offsetting  purchase  price is less than the original sale price, a Fund realizes a gain;  if it is more,  a Fund  realizes  a loss.  Conversely,  if the  offsetting  sale  price is more than the  original purchase  price,  a Fund  realizes a gain;  if it is less, a Fund realizes a loss.  The  transaction  costs must also be included in these  calculations.  There can be no  assurance,  however,  that a Fund will be able to enter into an offsetting  transaction  with respect to a particular  futures  contract at a particular  time. If a Fund is not able to enter into an offsetting  transaction,  a
Fund will continue to be required to maintain the margin deposits on the futures contract.

         A stock index  futures  contract is an  agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount  multiplied by the difference  between the value of a specific stock index at the close of the last trading day of the  contract  and the price at which the  agreement is made.  No physical  delivery of  securities  is made.  For  example,  one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds  sterling  multiplied by the level of the UK Financial  Times 100 Share Index on a given future date.  Settlement of a stock index  futures  contract may or may not be in the underlying  security.  If not in the underlying  security,  then  settlement  will be made in cash,  equivalent over time to the difference  between the contract  price and the actual price of the  underlying  asset at the time the stock index futures  contract expires.

         Options on futures are similar to options on underlying  instruments  except that options on futures give the purchaser the right,  in return for the premium  paid,  to assume a position in a futures  contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract,  at a specified  exercise price at any time  during the period of the  option.  Upon  exercise of the  option,  the  delivery of the futures  position by the writer of the option to the holder of the option will be accompanied  by the delivery of the  accumulated  balance in the writer's  futures margin account  which  represents  the amount by which the market price of the futures  contract,  at  exercise,  exceeds (in the case of a call) or is less than (in the case of a put) the exercise  price of the option on the futures  contract.  Alternatively,  settlement may be made totally in cash.  Purchasers  of options who fail to exercise  their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures  contract is  required to deposit  margin  pursuant to  requirements  similar to those applicable to futures  contracts.  Upon  exercise of an option on a futures  contract,  the delivery of the futures  position by the writer of the option to the holder of the option will be accompanied by delivery of the  accumulated  balance in the writer's margin account.  This  amount  will be equal to the  amount by which the  market  price of the  futures  contract  at the time of  exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although  financial  futures  contracts by their terms call for actual delivery or acceptance of securities,  in most cases the contracts are closed out before the settlement  date without the making or taking of delivery.  Closing out is  accomplished  by effecting an offsetting  transaction.  A futures contract sale is closed out by effecting a futures  contract  purchase for the same aggregate  amount of securities  and the same delivery  date. If the sale price exceeds the offsetting  purchase  price,  the seller immediately  would be paid the  difference and would realize a gain. If the  offsetting  purchase price exceeds the sale price,  the seller would  immediately  pay the  difference and would realize a loss.  Similarly,  a futures  contract  purchase is closed out by effecting a futures  contract sale for the same  securities  and the same delivery  date. If the  offsetting  sale price exceeds the purchase price,  the purchaser would realize a gain,  whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.  Commissions on financial  futures  contracts and related options  transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts  covering  primarily the following  financial  instruments:  U.S.
Treasury bonds; U.S.  Treasury notes;  Government  National Mortgage  Association  ("GNMA")  modified  pass-through  mortgage-backed securities;  three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar  certificates of deposit.  It is expected that futures  contracts  trading in  additional  financial  instruments  will be  authorized.  The standard contract size is generally  $100,000 for futures  contracts in U.S.  Treasury  bonds,  U.S.  Treasury notes,  and GNMA  pass-through securities  and  $1,000,000 for the other  designated  futures  contracts.  A public market exists in futures  contracts  covering a number of indices,  including,  but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100
Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Regulatory  Matters  Relating to Futures  Contracts and Related  Options.  The Staff of the SEC has taken the position that the  purchase  and sale of futures  contracts  and the  writing  of related  options  may give rise to "senior  securities"  for the purposes of the restrictions  contained in Section 18 of the 1940 Act on investment  companies' issuing senior securities.  However, the Staff has taken the position  that no senior  security  will be created if a Fund  segregates  an amount of cash or other liquid assets at least equal to the amount of the Fund's  obligation  under the  futures  contract  or option.  Each Fund will  conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with this requirement.

         Certain  Risks  Relating  to  Futures  Contracts  and  Related  Options.  There  are  special  risks  involved  in  futures transactions.

                  Volatility and Leverage.  The prices of futures contracts are volatile and are influenced,  among other things, by actual and  anticipated  changes in the market and interest  rates,  which in turn are affected by fiscal and monetary  policies and national and international policies and economic events.

                  Most United States futures  exchanges limit the amount of fluctuation  permitted in futures contract prices during a single  trading day. The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary either up or down  from the  previous  day's  settlement  price at the end of a trading  session.  Once the daily  limit  has been  reached  in a particular type of futures  contract,  no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement  during a particular  trading day and therefore does not limit  potential  losses,  because the limit may prevent the liquidation of unfavorable  positions.  Futures contract prices have occasionally  moved to the daily limit for several  consecutive trading days with little or no trading,  thereby  preventing  prompt  liquidation of futures  positions and subjecting  some futures traders to substantial losses.

                  Because of the low margin deposits required,  futures trading involves an extremely high degree of leverage.  As a result, a relatively  small price movement in a futures  contract may result in immediate and substantial  loss, as well as gain, to the  investor.  For  example,  if at the time of  purchase,  10% of the value of the futures  contract  is  deposited  as margin,  a subsequent  10%  decrease  in the value of the  futures  contract  would  result in a total loss of the margin  deposit,  before any deduction for the  transaction  costs,  if the account were then closed out. A 15% decrease  would result in a loss equal to 150% of the original  margin deposit,  if the contract were closed out. Thus, a purchase or sale of a futures  contract may result in losses in excess of the amount invested in the futures  contract.  However,  a Fund would presumably have sustained  comparable  losses if, instead of the futures contract,  it had invested in the underlying  instrument and sold it after the decline.  Furthermore,  in the case of a futures contract  purchase,  in order to be certain that a Fund has sufficient  assets to satisfy its obligations  under a futures  contract,  a Fund earmarks to the futures  contract  liquid  assets equal in value to the current  value of the  underlying instrument less the margin deposit.

                  Liquidity.  A Fund  may  elect  to  close  some  or all of its  futures  positions  at any  time  prior  to  their expiration.  A Fund would do so to reduce exposure  represented by long futures positions or increase exposure  represented by short futures  positions.  A Fund may close its  positions  by taking  opposite  positions  which would  operate to  terminate  the Fund's position in the futures contracts.  Final  determinations of variation margin would then be made,  additional cash would be required to be paid by or released to a Fund, and such Fund would realize a loss or a gain.

                  Futures  contracts  may be closed out only on the exchange or board of trade where the  contracts  were  initially traded.  Although a Fund may intend to purchase or sell futures  contracts  only on exchanges or boards of trade where there appears to be an active  market,  there is no assurance  that a liquid market on an exchange or board of trade will exist for any particular contract at any particular  time. In such event, it might not be possible to close a futures  contract,  and in the event of adverse price  movements,  a Fund would  continue to be required to make daily cash  payments of  variation  margin.  However,  in the event futures  contracts have been used to hedge the  underlying  instruments,  a Fund would  continue to hold the underlying  instruments subject to the hedge  until the  futures  contracts  could be  terminated.  In such  circumstances,  an increase in the price of the underlying  instruments,  if any, might partially or completely offset losses on the futures contract.  However, as described below, there is no  guarantee  that the price of the  underlying  instruments  will,  in fact,  correlate  with the price  movements in the futures contract and thus provide an offset to losses on a futures contract.

                  Hedging  Risk.  A  decision  of  whether,  when,  and  how to  hedge  involves  skill  and  judgment,  and  even a well-conceived  hedge may be  unsuccessful  to some degree because of unexpected  market  behavior,  market or interest rate trends.
There are several risks in connection with the use by a Fund of futures  contracts as a hedging  device.  One risk arises because of the imperfect  correlation  between  movements in the prices of the futures  contracts and movements in the prices of the underlying instruments  which are the subject of the hedge.  The  Sub-advisor  will,  however,  attempt to reduce  this risk by  entering  into futures  contracts whose movements,  in its judgment,  will have a significant  correlation with movements in the prices of a Fund's underlying instruments sought to be hedged.

                  Successful use of futures  contracts by a Fund for hedging purposes is also subject to a Sub-advisor's  ability to correctly  predict  movements  in the  direction  of the market.  It is  possible  that,  when a Fund has sold  futures to hedge its portfolio  against a decline in the market,  the index,  indices,  or underlying  instruments on which the futures are written might advance and the value of the  underlying  instruments  held in the Fund's  portfolio  might  decline.  If this were to occur, a Fund would lose money on the futures and also would  experience a decline in value in its  underlying  instruments.  However,  while this might occur to a certain degree,  the  Sub-advisor  may believe that over time the value of a Fund's  portfolio will tend to move in the same  direction as the market  indices  which are intended to correlate  to the price  movements of the  underlying  instruments sought  to be  hedged.  It is also  possible  that if a Fund were to hedge  against  the  possibility  of a  decline  in the  market
(adversely  affecting the underlying  instruments held in its portfolio) and prices instead  increased,  the Fund would lose part or all of the benefit of increased value of those underlying  instruments that it has hedged,  because it would have offsetting  losses in its futures  positions.  In addition,  in such  situations,  if a Fund had  insufficient  cash, it might have to sell  underlying instruments to meet daily variation margin  requirements.  Such sales of underlying  instruments might be, but would not necessarily be, at increased  prices (which would reflect the rising market).  A Fund might have to sell  underlying  instruments at a time when it would be disadvantageous to do so.

                  In addition to the possibility  that there might be an imperfect  correlation,  or no correlation at all,  between price  movements in the futures  contracts and the portion of the portfolio being hedged,  the price movements of futures  contracts might not correlate  perfectly with price movements in the underlying  instruments  due to certain market  distortions.  First,  all participants  in the futures  market are subject to margin  deposit and  maintenance  requirements.  Rather than meeting  additional margin deposit  requirements,  investors  might close futures  contracts  through  offsetting  transactions  which could distort the normal relationship  between the underlying  instruments and futures markets.  Second, the margin requirements in the futures market are less  onerous  than margin  requirements  in the  securities  markets,  and as a result the futures  market  might  attract more speculators  than the  securities  markets  do.  Increased  participation  by  speculators  in the futures  market  might also cause temporary  price  distortions.  Due to the  possibility of price  distortion in the futures market and also because of the imperfect correlation between price movements in the underlying  instruments and movements in the prices of futures contracts,  even a correct forecast of general market trends by the Sub-advisor  might not result in a successful  hedging  transaction  over a very short time period.

         Certain  Risks of Options on Futures  Contracts.  A Fund may seek to close out an option  position  by writing or buying an offsetting  option covering the same index,  underlying  instruments,  or contract and having the same exercise price and expiration date.  The ability to establish and close out  positions on such options will be subject to the  maintenance  of a liquid  secondary market.  Reasons for the absence of a liquid secondary  market on an exchange  include the following:  (i) there may be insufficient trading  interest  in certain  options;  (ii)  restrictions  may be  imposed  by an  exchange  on  opening  transactions  or closing transactions or both; (iii) trading halts,  suspensions or other  restrictions may be imposed with respect to particular  classes or series of options,  or underlying  instruments;  (iv) unusual or unforeseen  circumstances  may  interrupt  normal  operations on an exchange;  (v) the facilities of an exchange or a clearing  corporation  may not at all times be adequate to handle current  trading volume;  or (vi) one or more  exchanges  could,  for  economic  or other  reasons,  decide or be  compelled  at some  future date to discontinue  the trading of options (or a  particular  class or series of  options),  in which  event the  secondary  market on that exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options on the exchange that had been issued by a clearing  corporation as a result of trades on that exchange  would continue to be exercisable in accordance  with their terms.  There is no assurance that higher than anticipated  trading activity or other unforeseen events might not, at times,  render certain of the facilities of any of the clearing  corporations  inadequate,  and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Foreign  Futures and Options.  Participation  in foreign futures and foreign  options  transactions  involves the execution and clearing of trades on or subject to the rules of a foreign  board of trade.  Neither the National  Futures  Association  nor any domestic  exchange  regulates  activities  of any  foreign  boards of trade,  including  the  execution,  delivery  and  clearing of transactions,  or has the power to compel  enforcement of the rules of a foreign board of trade or any applicable  foreign law. This is true even if the exchange is formally  linked to a domestic  market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover,  such laws or regulations  will vary depending on the foreign country in which the foreign futures  or foreign  options  transaction  occurs.  For these  reasons,  customers  who trade  foreign  futures  or foreign  options contracts may not be afforded certain of the protective  measures  provided by the Commodity  Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange,  including the right to use reparations  proceedings before the  CFTC  and  arbitration  proceedings  provided  by the  National  Futures  Association  or any  domestic  futures  exchange.  In particular,  funds  received  from  customers  for foreign  futures or foreign  options  transactions  may not be provided  the same protections  as funds  received in respect of  transactions  on United  States  futures  exchanges.  In  addition,  the price of any foreign futures or foreign options  contract and,  therefore,  the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Foreign Currency  Contracts.  A forward foreign  currency  exchange  contract  involves an obligation to purchase or sell a specific  currency  at a future  date,  which may be any  fixed  number of days  from the date of the  contract  agreed  upon by the parties,  at a price set at the time of the contract.  These  contracts are  principally  traded in the interbank  market  conducted directly  between  currency  traders (usually large,  commercial  banks) and their  customers.  A forward contract  generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Depending on the applicable  investment  policies and  restrictions  applicable to a Fund, a Fund may generally  enter into forward foreign currency  exchange  contracts under two  circumstances.  First,  when a Fund enters into a contract for the purchase or sale of a security  denominated  in or exposed to a foreign  currency,  it may desire to "lock in" the U.S.  dollar  price of the security.  By entering  into a forward  contract for the purchase or sale,  for a fixed amount of dollars,  of the amount of foreign currency  involved  in the  underlying  security  transactions,  the Fund may be able to  protect  itself  against a  possible  loss resulting from an adverse change in the  relationship  between the U.S.  dollar and the subject  foreign  currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second,  when a Sub-advisor  believes that the currency of a particular  foreign  country may suffer or enjoy a substantial movement  against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the  former  foreign  currency,  approximating  the value of some or all of a Fund's  securities  denominated  in or exposed to such foreign currency.  Alternatively,  where appropriate,  a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy  currency  where such  currencies or currency act as an effective  proxy for other  currencies.
In such a case, a Fund may enter into a forward  contract  where the amount of the foreign  currency to be sold exceeds the value of the Fund's  securities  denominated in or exposed to such currency.  The use of this basket hedging  technique may be more efficient and  economical  than entering  into separate  forward  contracts  for each  currency  held in a Fund.  The precise  matching of the forward  contract  amounts and the value of the  securities  involved will not generally be possible  since the future value of such securities in foreign  currencies  will change as a consequence  of market  movements in the value of those  securities  between the date the forward  contract is entered  into and the date it matures.  The  projection  of  short-term  currency  market  movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         As indicated  above, it is impossible to forecast with absolute  precision the market value of portfolio  securities at the expiration of the forward  contract.  Accordingly,  it may be necessary for a Fund to purchase  additional  foreign  currency on the spot  market  (and bear the  expense  of such  purchase)  if the  market  value of the  security  is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the  security and make  delivery of the foreign  currency.
Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received  upon the sale of the  portfolio security if its market value  exceeds the amount of foreign  currency a Fund is obligated to deliver.  However,  as noted,  in order to avoid  excessive  transactions  and  transaction  costs,  a Fund may use liquid assets  denominated  in any currency to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If a Fund retains the portfolio security and engages in an offsetting forward contract  transaction,  the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward  contract  prices.  If the Fund engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between a Fund's entering into a forward  contract for the sale of a foreign  currency and the date it enters into an  offsetting  contract  for the  purchase of the foreign  currency,  the Fund will realize a gain to the extent the price of the  currency it has agreed to sell  exceeds the price of the currency it has agreed to  purchase.  Should  forward  prices increase,  a Fund will suffer a loss to the extent of the price of the  currency it has agreed to purchase  exceeds the price of the currency it has agreed to sell.

         Currency  Futures  Contracts  and Related  Options.  A currency  futures  contract sale creates an obligation by a Fund, as seller,  to deliver the amount of currency  called for in the contract at a specified  future time for a special  price.  A currency futures contract  purchase  creates an obligation by a Fund, as purchaser,  to take delivery of an amount of currency at a specified future time at a specified price.  Unlike forward foreign currency exchange  contracts,  currency futures contracts are standardized as to amount and  delivery  period and are  traded on boards of trade and  commodities  exchanges.  Although  the terms of  currency futures  contracts  specify actual  delivery or receipt,  in most instances the contracts are closed out before the settlement  date without the making or taking of delivery of the currency.  Closing out of a currency  futures  contract is effected by entering into an  offsetting  purchase  or sale  transaction.  Unlike a currency  futures  contract,  which  requires  the parties to buy and sell currency on a set date, an option on a currency  futures  contract  entitles its holder to decide on or before a future date whether to enter into such a contract.  If the holder  decides not to enter into the  contract,  the premium paid for the option is fixed at the point of sale.

         Interest  Rate Swaps and Interest  Rate Caps and Floors.  Interest rate swaps involve the exchange by the Fund with another party of their  respective  commitments  to pay or receive  interest,  e.g.,  an exchange of floating  rate  payments for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the  purchaser,  to the extent that a specified  index exceeds a  predetermined  interest  rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser,  to the extent that a specified index falls below a  predetermined  interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid  instruments  combine  the  elements  of futures  contracts  or options  with those of debt,  preferred  equity or a depository  instrument.  The risks of  investing  in hybrid  instruments  reflect a  combination  of the  risks  from  investing  in securities,  futures and  currencies,  including  volatility  and lack of liquidity.  Reference is made to the discussion of futures and forward  contracts in this SAI for a discussion of these risks.  Further,  the prices of the hybrid  instrument  and the related commodity  or  currency  may not move in the same  direction  or at the same  time.  Hybrid  instruments  may bear  interest  or pay preferred  dividends at below  market (or even  relatively  nominal)  rates.  In  addition,  because the purchase and sale of hybrid instruments could take place in an  over-the-counter  market or in a private transaction between a Fund and the seller of the hybrid instrument,  the  creditworthiness  of the  other  party  to the  transaction  would be a risk  factor  which a Fund  would  have to consider.  Hybrid  instruments  also may not be subject to the  regulation  of the CFTC,  which  generally  regulates the trading of commodity  futures by U.S. persons,  the SEC, which regulates the offer and sale of securities by and to U.S. persons,  or any other governmental regulatory authority.

         Foreign Currency  Exchange-Related  Securities.  Certain Funds may invest in foreign currency warrants,  principal exchange rate linked securities and performance indexed paper.

                  Foreign Currency  Warrants.  Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally,  for warrants issued in the United States, in U.S.  dollars) which is calculated  pursuant to a predetermined  formula and based on the exchange rate between a specified  foreign  currency and the U.S.  dollar as of the exercise date of the warrant.  Foreign  currency  warrants  generally are  exercisable  upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S.  dollar-denominated  debt offerings by major corporate issuers in an attempt to reduce the foreign currency  exchange risk which,  from the point of view of prospective  purchasers of the securities,  is  inherent  in the  international  fixed-income  marketplace.  Foreign  currency  warrants  may attempt to reduce the foreign  exchange risk assumed by purchasers of a security by, for example,  providing for a supplemental  payment in the event that the U.S. dollar  depreciates  against the value of a major foreign  currency such as the Japanese Yen. The formula used to determine the amount  payable  upon  exercise of a foreign  currency  warrant may make the warrant  worthless  unless the  applicable  foreign currency  exchange rate moves in a particular  direction  (e.g.,  unless the U.S.  dollar  appreciates  or  depreciates  against the particular  foreign  currency to which the warrant is linked or indexed).  Foreign  currency  warrants are  severable  from the debt obligations with which they may be offered,  and may be listed on exchanges.  Foreign  currency  warrants may be exercisable only in certain  minimum  amounts,  and an investor  wishing to exercise  warrants who possesses less than the minimum  number  required for exercise may be required either to sell the warrants or to purchase additional warrants,  thereby incurring  additional  transaction costs.  In the  case of any  exercise  of  warrants,  there  may be a time  delay  between  the  time a  holder  of  warrants  gives instructions  to exercise and the time the exchange  rate  relating to exercise is  determined,  during which time the exchange rate could change  significantly,  thereby  affecting both the market and cash  settlement  values of the warrants being  exercised.  The expiration  date of the warrants may be accelerated  if the warrants  should be delisted from an exchange or if their trading should be suspended  permanently,  which would result in the loss of any  remaining  "time value" of the  warrants  (i.e.,  the  difference between the current  market value and the exercise value of the  warrants),  and, in the case the warrants were  "out-of-the-money,"
in a total loss of the purchase  price of the warrants.  Warrants are generally  unsecured  obligations of their issuers and are not standardized  foreign currency options issued by the Options Clearing  Corporation  ("OCC").  Unlike foreign currency options issued by OCC, the terms of foreign  exchange  warrants  generally will not be amended in the event of governmental  or regulatory  actions affecting  exchange  rates or in the event of the  imposition of other  regulatory  controls  affecting the  international  currency markets.  The initial public  offering price of foreign  currency  warrants is generally  considerably in excess of the price that a commercial user of foreign  currencies might pay in the interbank  market for a comparable  option  involving  significantly  larger amounts of foreign  currencies.  Foreign  currency  warrants are subject to  significant  foreign  exchange  risk,  including  risks arising from complex political or economic factors.

                  Principal  Exchange Rate Linked  Securities.  Principal  exchange rate linked  securities are debt obligations the principal  on which is payable at maturity  in an amount  that may vary based on the  exchange  rate  between the U.S.  dollar and a particular  foreign currency at or about that time. The return on "standard"  principal  exchange rate linked securities is enhanced if the  foreign  currency  to which the  security  is linked  appreciates  against the U.S.  dollar,  and is  adversely  affected by increases in the foreign  exchange  value of the U.S.  dollar.  "Reverse"  principal  exchange rate linked  securities  are like the
"standard"  securities,  except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign  currency.  Interest  payments on the securities are generally made in U.S.  dollars at rates that reflect the degree of foreign  currency risk assumed or given up by the purchaser of the notes (i.e., at relatively  higher interest rates if the purchaser has assumed some of the foreign  exchange risk, or relatively  lower interest rates if the issuer has assumed some of the foreign  exchange risk,  based on the expectations of the current  market).  Principal  exchange rate linked  securities may in limited cases be subject to acceleration of maturity  (generally,  not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

                  Performance  Indexed Paper.  Performance  indexed paper is U.S.  dollar-denominated  commercial paper the yield of which is linked to certain foreign  exchange rate movements.  The yield to the investor on performance  indexed paper is established at  maturity  as a function of spot  exchange  rates  between  the U.S.  dollar and a  designated  currency as of or about that time
(generally,  the spot  exchange rate two days prior to  maturity).  The yield to the investor  will be within a range  stipulated at the time of purchase of the obligation,  generally with a guaranteed  minimum rate of return that is below, and a potential  maximum rate of return that is above,  market yields on U.S.  dollar-denominated  commercial  paper, with both the minimum and maximum rates of return on the  investment  corresponding  to the minimum and maximum  values of the spot exchange rate two business days prior to maturity.

         Zero-Coupon  Securities.  Zero-coupon  securities pay no cash income and are sold at substantial discounts from their value at maturity.  When held to maturity,  their  entire  income,  which  consists of  accretion of discount,  comes from the  difference between the issue price and their value at maturity.  Zero-coupon  securities are subject to greater market value  fluctuations from changing  interest  rates than debt  obligations  of comparable  maturities  which make current  distributions  of interest  (cash).
Zero-coupon  securities  which are convertible  into common stock offer the  opportunity  for capital  appreciation as increases (or decreases) in market value of such  securities  closely  follows the movements in the market value of the  underlying  common stock.
Zero-coupon  convertible  securities  generally are expected to be less volatile than the underlying  common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption  features  exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon  securities  include  securities  issued directly by the U.S.  Treasury,  and U.S.  Treasury bonds or notes and their  unmatured  interest  coupons and receipts  for their  underlying  principal  ("coupons")  which have been  separated by their holder,  typically a custodian bank or investment  brokerage  firm. A holder will separate the interest  coupons from the underlying principal (the "corpus") of the U.S.  Treasury  security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names,  including  Treasury Income Growth
Receipts  ("TIGRSTM") and Certificate of Accrual on Treasuries  ("CATSTM").  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer  securities (i.e.,  unregistered  securities which are owned  ostensibly by the bearer or holder  thereof),  in trust on behalf of the owners thereof.  Counsel to the  underwriters of these  certificates  or other  evidences  of  ownership  of the U.S.  Treasury  securities  have  stated  that,  for federal tax and securities  purposes,  in their opinion purchasers of such  certificates,  such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

         The U.S.  Treasury has  facilitated  transfers of ownership of  zero-coupon  securities  by accounting  separately  for the beneficial  ownership  of  particular  interest  coupon and corpus  payments on  Treasury  securities  through  the Federal  Reserve book-entry  record keeping system.  The Federal  Reserve  program as established by the Treasury  Department is known as "STRIPS" or
"Separate  Trading of Registered  Interest and Principal of Securities."  Under the STRIPS program,  a Fund will be able to have its beneficial ownership of zero-coupon  securities recorded directly in the book-entry  record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S.  Treasury  obligations  have been stripped of their unmatured  interest  coupons by the holder,  the principal or corpus is sold at a deep  discount  because the buyer  receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic  interest (cash)  payments.  Once stripped or separated,  the corpus and coupons may be sold separately.  Typically,  the coupons are sold  separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped  obligations  acquire,  in effect,  discount  obligations that are economically  identical to the zero-coupon securities that the Treasury sells itself.

         When-Issued Securities.  The price of when-issued  securities,  which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued  securities  take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase.  During the period between  purchase and  settlement,  no payment is made by a Fund to the  issuer  and no  interest  accrues to such  Fund.  Forward  commitments  involve a risk of loss if the value of the security to be  purchased  declines  prior to the  settlement  date,  which risk is in addition to the risk of decline in value of a
Fund's other assets.  While  when-issued  securities may be sold prior to the  settlement  date, a Fund generally will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         Mortgage-Backed  Securities.  When a Fund owns a  mortgage-backed  security,  principal  and interest  payments made on the mortgages  in an  underlying  mortgage  pool are  passed  through  to a Fund.  Unscheduled  prepayments  of  principal  shorten  the securities'  weighted  average life and may lower their total return.  (When a mortgage in the underlying  mortgage pool is prepaid, an  unscheduled  principal  prepayment is passed through to a Fund.  This principal is returned to a Fund at par. As a result,  if a mortgage  security  were trading at a premium,  its total return would be lowered by  prepayments,  and if a mortgage  security were trading at a discount,  its total return would be increased by  prepayments.)  The value of these securities also may change because of changes in the market's  perception of the  creditworthiness  of the federal  agency that issued them. In addition,  the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

         Asset-Backed  Securities.  Asset-backed  securities  directly or indirectly  represent a participation  interest in, or are secured  by and  payable  from,  a stream  of  payments  generated  by  particular  assets  such as motor  vehicle  or  credit  card receivables.  Payments of principal and interest may be  guaranteed up to certain  amounts and for a certain time period by a letter of credit issued by a financial institution  unaffiliated with the entities issuing the securities.  Asset-backed  securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through  certificates are asset-backed  securities which represent an undivided  fractional  ownership  interest in an underlying pool of assets.  Pass-through  certificates  usually provide for payments of principal and interest received to be passed through to their  holders,  usually after  deduction  for certain costs and expenses  incurred in  administering  the pool.  Because pass-through  certificates  represent an ownership  interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.  See "Types of Credit Support" below.

         Asset-backed  securities issued in the form of debt instruments,  also known as collateralized  obligations,  are generally issued as the debt of a special  purpose entity  organized  solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile  receivables.  The assets  collateralizing  such asset-backed  securities are pledged to a trustee or custodian for the benefit of the holders  thereof.  Such issuers  generally  hold no assets other than those underlying  the  asset-backed  securities and any credit  support  provided.  As a result,  although  payments on such  asset-backed securities  are  obligations  of the issuers,  in the event of defaults on the  underlying  assets not covered by any credit support
(see "Types of Credit  Support"),  the issuing entities are unlikely to have sufficient  assets to satisfy their  obligations on the related asset-backed securities.

                  Methods of Allocating Cash Flows.  While many asset-backed  securities are issued with only one class of security, many  asset-backed  securities are issued in more than one class,  each with different  payment terms.  Multiple class  asset-backed securities are issued for two main reasons.  First,  multiple classes may be used as a method of providing  credit support.  This is accomplished  typically  through  creation of one or more  classes  whose right to  payments  on the  asset-backed  security is made subordinate  to the right to such  payments of the  remaining  class or classes.  See "Types of Credit  Support."  Second,  multiple classes may permit the issuance of securities  with payment  terms,  interest  rates or other  characteristics  differing  both from those of each  other  and from  those of the  underlying  assets.  Examples  include  so-called  "strips"  (asset-backed  securities entitling the holder to  disproportionate  interests  with respect to the allocation of interest and principal of the assets backing the security),  and securities with a class or classes having  characteristics  which mimic the  characteristics of non-asset-backed securities,  such as floating  interest  rates (i.e.,  interest  rates which adjust as a specified  benchmark  changes) or scheduled amortization of principal.

                  Asset-backed  securities in which the payment streams on the underlying assets are allocated in a manner different than those  described  above may be issued in the future.  A Fund may invest in such  asset-backed  securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

                  Types  of  Credit  Support.  Asset-backed  securities  are  often  backed  by a pool of  assets  representing  the obligations of a number of different  parties.  To lessen the effect of failures by obligors on underlying  assets to make payments, such  securities  may contain  elements of credit  support.  Such credit  support falls into two classes:  liquidity  protection and protection  against  ultimate  default by an obligor on the  underlying  assets.  Liquidity  protection  refers to the  provision of advances,  generally by the entity  administering the pool of assets,  to ensure that scheduled  payments on the underlying pool are made in a timely fashion.  Protection  against  ultimate  default ensures  ultimate payment of the obligations on at least a portion of the assets in the pool.  Such protection may be provided  through  guarantees,  insurance  policies or letters of credit obtained from third parties,  through various means of structuring the transaction or through a combination of such  approaches.  Examples of asset-backed  securities  with  credit  support  arising  out  of the  structure  of the  transaction  include  "senior-subordinated securities"  (multiple  class  asset-backed  securities  with  certain  classes  subordinate  to other  classes as to the payment of principal  thereon,  with the result that  defaults  on the  underlying  assets are borne  first by the holders of the  subordinated class) and  asset-backed  securities that have "reserve funds" (where cash or  investments,  sometimes  funded from a portion of the initial  payments on the underlying  assets,  are held in reserve  against  future  losses) or that have been "over  collateralized"
(where the scheduled  payments on, or the principal  amount of, the underlying  assets  substantially  exceeds that required to make payment of the  asset-backed  securities and pay any servicing or other fees).  The degree of credit support  provided on each issue is based  generally on historical  information  respecting the level of credit risk  associated  with such payments.  Delinquency or loss in excess of that  anticipated  could adversely affect the return on an investment in an asset-backed  security.  Additionally, if a letter of credit is exhausted,  holders of  asset-backed  securities  may also  experience  delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

                  Automobile  Receivable  Securities.  Asset-backed  securities  may be backed by  receivables  from  motor  vehicle
installment  sales  contracts  or  installment  loans  secured  by  motor  vehicles  ("Automobile  Receivable  Securities").   Since
installment  sales  contracts for motor  vehicles or  installment  loans related  thereto  ("Automobile  Contracts")  typically have shorter  durations and lower incidences of prepayment,  Automobile  Receivable  Securities  generally will exhibit a shorter average life and are less susceptible to prepayment risk.

                  Most entities that issue  Automobile  Receivable  Securities  create an enforceable  interest in their  respective
Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile  Contracts,  which is usually the  originator  of the  Automobile  Contracts,  take custody  thereof.  In such  circumstances,  if the servicer of the  Automobile
Contracts  were to sell the same  Automobile  Contracts to another  party,  in violation of its  obligation not to do so, there is a risk that such  party  could  acquire an  interest  in the  Automobile  Contracts  superior  to that of the  holders  of  Automobile
Receivable  Securities.  Also although most Automobile  Contracts grant a security interest in the motor vehicle being financed,  in most states the security  interest in a motor vehicle must be noted on the  certificate of title to create an  enforceable  security interest  against  competing  claims of other parties.  Due to the large number of vehicles  involved,  however,  the certificate of title to each vehicle financed,  pursuant to the Automobile Contracts underlying the Automobile Receivable Security,  usually is not amended to reflect the  assignment of the seller's  security  interest for the benefit of the holders of the  Automobile  Receivable
Securities.  Therefore,  there is the possibility that recoveries on repossessed  collateral may not, in some cases, be available to support payments on the securities.  In addition,  various state and federal  securities laws give the motor vehicle owner the right to assert against the holder of the owner's  Automobile  Contract  certain  defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

                  Credit Card Receivable  Securities.  Asset-backed  securities may be backed by receivables  from revolving  credit card  agreements  ("Credit Card  Receivable  Securities").  Credit balances on revolving  credit card  agreements  ("Accounts")  are generally paid down more rapidly than are Automobile  Contracts.  Most of the Credit Card Receivable  Securities  issued publicly to date have been  Pass-Through  Certificates.  In order to  lengthen  the  maturity of Credit Card  Receivable  Securities,  most such securities  provide for a fixed period  during which only interest  payments on the  underlying  Accounts are passed  through to the security  holder and principal  payments  received on such  Accounts are used to fund the transfer to the pool of assets  supporting the related  Credit Card  Receivable  Securities  of  additional  credit card charges made on an Account.  The initial  fixed period usually may be shortened  upon the  occurrence  of specified  events  which signal a potential  deterioration  in the quality of the assets  backing the security,  such as the  imposition of a cap on interest  rates.  The ability of the issuer to extend the life of an issue of Credit Card Receivable  Securities  thus depends upon the continued  generation of additional  principal  amounts in the underlying  accounts during the initial period and the  non-occurrence of specified events. An acceleration in cardholders'  payment rates or any other event which shortens the period during which  additional  credit card charges on an Account may be transferred to the pool of assets  supporting the related Credit Card  Receivable  Security could shorten the weighted  average life and reduce the yield of the Credit Card Receivable Security.

                  Credit card holders are entitled to the protection of a number of state and federal  consumer credit laws, many of which give such holder the right to set off certain  amounts  against  balances owed on the credit card,  thereby  reducing  amounts paid on Accounts.  In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         Warrants.  Warrants  basically are options to purchase  equity  securities at a specific price valid for a specific  period of  time.  They do not  represent  ownership  of the  securities  but only  the  right to buy  them.  Investments  in  warrants  are speculative  in that  warrants  have no voting  rights,  pay no  dividends,  and have no rights  with  respect  to the assets of the corporation  issuing them.  Warrants  differ from call options in that  warrants are issued by the issuer of the security  which may be  purchased  on their  exercise,  whereas  call  options  may be  written  or issued by  anyone.  The  prices of  warrants  do not necessarily move parallel to the prices of the underlying securities.

         Certain Risks of Foreign Investing:

                  Currency  Fluctuations.  Investment in securities  denominated  in foreign  currencies  involves  certain risks. A change in the value of any such currency  against the U.S. dollar will result in a corresponding  change in the U.S. dollar value of a Fund's assets  denominated  in that  currency.  Such changes will also affect a Fund's  income.  Generally,  when a given currency appreciates  against the dollar (the dollar weakens) the value of a Fund's  securities  denominated in that currency will rise. When a given currency  depreciates  against the dollar (the dollar  strengthens),  the value of a Fund's  securities  denominated in that currency would be expected to decline.

                  Investment  and  Repatriation  Restrictions.  Foreign  investment  in the  securities  markets of certain  foreign countries is restricted or controlled in varying degrees.  These  restrictions may at times limit or preclude  investment in certain of such  countries and may increase the cost and expenses of a Fund.  Investments  by foreign  investors are subject to a variety of restrictions in many developing  countries.  These  restrictions  may take the form of prior  governmental  approval,  limits on the amount or type of securities  held by foreigners,  and limits on the types of companies in which  foreigners may invest.  Additional or  different  restrictions  may be  imposed at any time by these or other  countries  in which a Fund  invests.  In  addition,  the repatriation  of both  investment  income and capital from several  foreign  countries is restricted  and  controlled  under certain regulations, including in some cases the need for certain government consents.

                  Market  Characteristics.  Foreign  securities may be purchased in  over-the-counter  markets or on stock exchanges located in the countries in which the respective  principal  offices of the issuers of the various  securities are located,  if that is the best  available  market.  Foreign  stock  markets are  generally  not as developed or efficient  as, and may be more volatile than,  those in the United States.  While growing in volume,  they usually have  substantially  less volume than U.S.  markets and a
Fund's  securities may be less liquid and more volatile than securities of comparable U.S.  companies.  Equity  securities may trade at price/earnings  multiples higher than comparable U.S.  securities and such levels may not be sustainable.  Commissions on foreign stock exchanges,  which may be fixed, may generally be higher than negotiated  commissions on U.S.  exchanges,  although a Fund will endeavor to achieve the most favorable net results on its portfolio  transactions.  There is generally less  government  supervision and regulation of foreign stock exchanges,  brokers and listed companies than in the United States.  Moreover,  settlement practices for transactions in foreign markets may differ from those in U.S.  markets,  and may include delays beyond periods  customary in the
United States.

                  Political  and Economic  Factors.  Individual  foreign  economies  of certain  countries  may differ  favorably or unfavorably  from the United  States'  economy in such respects as growth of gross  national  product,  rate of  inflation,  capital reinvestment,  resource  self-sufficiency  and balance of payments position.  The internal politics of certain foreign countries are not as stable as in the United States.  Moreover,  as the result of the prevailing  political  climate,  the Fund may not be able to obtain legal remedies or enforce judgements in foreign countries.

                  Governments  in certain  foreign  countries  continue to participate to a significant  degree,  through  ownership interest or  regulation,  in their  respective  economies.  Action by these  governments  could have a significant  effect on market prices of securities and payment of dividends.  The economies of many foreign  countries are heavily  dependent  upon  international trade and are accordingly  affected by protective trade barriers and economic  conditions of their trading  partners.  The enactment by these trading partners of protectionist  trade  legislation could have a significant  adverse effect upon the securities  markets of such countries.

                  Information  and  Supervision.  There is generally less publicly  available  information  about foreign  companies comparable to reports and ratings that are published  about  companies in the United  States.  Foreign  companies are also generally not subject to uniform  accounting,  auditing and financial  reporting  standards,  practices and  requirements  comparable to those applicable to U.S. companies.

                  Taxes.  The dividends and interest  payable on certain of a Fund's  foreign  securities  may be subject to foreign withholding  taxes,  thus reducing the net amount of income  available for  distribution to the Fund's  shareholders.  A shareholder otherwise subject to U.S. federal income taxes may, subject to certain  limitations,  be entitled to claim a credit or deduction for
U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

                  Costs.  Investors  should  understand that the expense ratio of a Fund investing  primarily in foreign  securities can be expected to be higher than investment  companies  investing in domestic  securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

                  Other.  With  respect  to certain  foreign  countries,  especially  developing  and  emerging  ones,  there is the possibility of adverse changes in investment or exchange control regulations,  expropriation or confiscatory  taxation,  limitations on the removal of funds or other assets of a Fund,  political or social instability,  or diplomatic  developments which could affect investments by U.S. persons in those countries.

                  Eastern  Europe.   Changes  occurring  in  Eastern  Europe  and  Russia  today  could  have  long-term   potential
consequences.  As restrictions fall, this could result in rising standards of living,  lower manufacturing  costs,  growing consumer spending,  and  substantial  economic  growth.  However,  investment  in the  countries  of  Eastern  Europe  and  Russia  is highly speculative at this time.  Political and economic  reforms are too recent to establish a definite trend away from  centrally-planned economies and state owned  industries.  In many of the countries of Eastern Europe and Russia,  there is no stock exchange or formal market for  securities.  Such countries may also have government  exchange  controls,  currencies with no recognizable  market value relative to the established currencies of western market economies,  little or no experience in trading in securities,  no financial reporting  standards,  a lack of a banking and securities  infrastructure  to handle such trading,  and a legal tradition which does not recognize rights in private  property.  In addition,  these countries may have national  policies which restrict  investments in companies  deemed  sensitive  to  the  country's  national  interest.  Further,  the  governments  in  such  countries  may  require governmental  or  quasi-governmental  authorities  to act as  custodian  of a Fund's  assets  invested in such  countries  and these authorities  may not qualify as a foreign  custodian under the 1940 Act and exemptive  relief from such Act may be required.  All of these  considerations  are among the factors which could cause  significant  risks and uncertainties to investment in Eastern Europe and Russia.

                  Latin America.  The political  history of certain Latin  American  countries has been  characterized  by political uncertainty,  intervention by the military in civilian and economic spheres, and political  corruption.  Such developments,  if they were to reoccur,  could reverse favorable trends toward market and economic reform,  privatization and removal of trade barriers and result in significant disruption in securities markets.  Persistent levels of inflation or in some cases,  hyperinflation,  have led to high interest rates,  extreme measures by governments to keep inflation in check and a generally  debilitating effect on economic growth.  Although  inflation in many countries has lessened,  there is no guarantee it will remain at lower levels. In addition,  of developing  countries,  a number of Latin American  countries are also among the largest debtors.  There have been moratoria on, and reschedulings  of,  repayment with respect to these debts.  Such events can restrict the  flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

                  Certain Latin American  countries may have managed  currencies  which are  maintained at artificial  levels to the
U.S.  dollar rather than at levels  determined by the market.  This type of system can lead to sudden and large  adjustments  in the currency  which,  in turn, can have a disruptive and negative  effect on foreign  investors.  Certain Latin American  countries also may restrict the free  conversion of their  currency into foreign  currencies,  including the U.S.  dollar.  There is no significant foreign  exchange  market for certain  currencies and it would, as a result,  be difficult for a Fund to engage in foreign  currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to limitations  discussed in the Company's  Prospectus  under  "Certain Risk Factors and  Investment  Methods," the
Funds  generally  may invest in  illiquid  securities.  Illiquid  securities  include  securities  subject to  contractual  or legal restrictions on resale (e.g.,  because they have not been registered  under the Securities Act of 1933, as amended (the  "Securities
Act")) and  securities  that are otherwise not readily  marketable  (e.g.,  because  trading in the security is suspended or because market makers do not exist or will not entertain  bids or offers).  Securities  that have not been  registered  under the Securities
Act are referred to as private  placements or restricted  securities and are purchased  directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

         Restricted  and other  illiquid  securities  may be  subject to the  potential  for  delays on resale  and  uncertainty  in valuation.  A Fund might be unable to dispose of illiquid  securities  promptly or at reasonable prices and might thereby experience difficulty in satisfying  redemption  requests from shareholders.  A Fund might have to register  restricted  securities in order to dispose of them,  resulting in  additional  expense and delay.  Adverse  market  conditions  could impede such a public  offering of securities.

         A large  institutional  market exists for certain  securities that are not registered  under the Securities Act,  including foreign  securities.  The fact that  there are  contractual  or legal  restrictions  on resale to the  general  public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows such a broader  institutional  trading market for securities otherwise subject to restrictions  on resale to the general  public.  Rule 144A  establishes a "safe harbor" from the  registration  requirements  of the
Securities Act for resales of certain securities to qualified  institutional  buyers.  Rule 144A has produced enhanced liquidity for many restricted  securities,  and market liquidity for such securities may continue to expand as a result of this regulation and the consequent  existence of the PORTAL system,  which is an automated system for the trading,  clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         Under  guidelines  adopted by the Company's  Board of Directors,  a Fund's  Sub-Advisor  may determine that particular Rule
144A securities,  and commercial paper issued in reliance on the private placement  exemption from registration  afforded by Section
4(2) of the Securities  Act, are liquid even though they are not registered.  A  determination  of whether such a security is liquid or not is a question of fact. In making this  determination,  the  Sub-Advisor  will  consider,  as it deems  appropriate  under the circumstances  and among other factors:  (1) the frequency of trades and quotes for the security;  (2) the number of dealers willing to purchase or sell the security;  (3) the number of other potential  purchasers of the security;  (4) dealer undertakings to make a market in the  security;  (5) the nature of the security  (e.g.,  debt or equity,  date of  maturity,  terms of dividend or interest payments,  and other material  terms) and the nature of the  marketplace  trades (e.g.,  the time needed to dispose of the security, the method of soliciting  offers,  and the mechanics of  transfer);  and (6) the rating of the security and the financial  condition and  prospects of the issuer.  In the case of  commercial  paper,  the  Sub-advisor  will also  determine  that the paper (1) is not traded flat or in default as to principal and  interest,  and (2) is rated in one of the two highest  rating  categories by at least two Nationally Recognized  Statistical Rating Organizations  ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

         Rule 144A  securities and Section 4(2)  commercial  paper that have been deemed liquid as described  above will continue to be monitored by the  Sub-advisor  to determine if the security is no longer  liquid as the result of changed  conditions.  Investing in Rule 144A  securities  or  Section  4(2)  commercial  paper  could have the effect of  increasing  the amount of a Fund's  assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements:

         As stated in the  Prospectus  under  "Certain  Risk Factors and  Investment  Methods,"  certain of the Funds may enter into repurchase  agreements.  In a repurchase  agreement,  an investor (such as the Fund)  purchases a security (known as the "underlying security")  from a  securities  dealer or bank.  Any such dealer or bank must be deemed  creditworthy  by the  Sub-advisor.  At that time, the bank or securities  dealer agrees to repurchase the  underlying  security at a mutually  agreed upon price on a designated future date. The repurchase  price may be higher than the purchase price,  the difference  being income to the Fund, or the purchase and  repurchase  prices may be the same,  with interest at an agreed upon rate due to the Fund on  repurchase.  In either case,  the income to the Fund generally  will be unrelated to the interest rate on the underlying  securities.  Repurchase  agreements  must be
"fully  collateralized,"  in that the market value of the underlying  securities  (including  accrued interest) must at all times be equal to or greater than the repurchase  price.  Therefore,  a repurchase  agreement can be considered a loan  collateralized by the underlying securities.

         Repurchase  agreements  are generally for a short period of time,  often less than a week,  and will generally be used by a
Fund to invest  excess cash or as part of a temporary  defensive  strategy.  Repurchase  agreements  that do not provide for payment within  seven  days will be  treated  as  illiquid  securities.  In the event of a  bankruptcy  or other  default by the seller of a repurchase  agreement,  the Fund could experience both delays in liquidating the underlying security and losses.  These losses could result from:  (a) possible  decline in the value of the  underlying  security  while the Fund is seeking to enforce its rights under the repurchase  agreement;  (b) possible  reduced levels of income or lack of access to income during this period;  and (c) expenses of enforcing its rights.

Securities Lending:

         The Company has made  arrangements for the Funds to lend securities.  While a Fund may earn additional  income from lending securities,  such  activity is  incidental  to the  investment  objective of the Fund.  In addition to the  compensation  payable by borrowers  under  securities  loans, a Fund would also earn income from the investment of cash  collateral for such loans.  Any cash collateral  received by a Fund in connection  with such loans  normally will be invested in  high-quality  money market  securities.
However,  any losses  resulting from the  investment of cash  collateral  would be borne by the lending Fund.  There is no assurance that collateral for loaned  securities  will be sufficient to provide for recovery of interest,  dividends,  or other  distributions paid in respect of loaned  securities  and not received by a Fund or to pay all expenses  incurred by a Fund in arranging  the loans or in exercising rights in the collateral in the event that loaned securities are not returned.

                                                 ADDITIONAL PERFORMANCE INFORMATION

         From time to time, a Fund's yield and total return may be included in  advertisements,  sales  literature,  or  shareholder reports.  In addition,  the Company may  advertise  the  effective  yield of the ASAF JPM Money  Market Fund.  All figures are based upon historical earnings and are not intended to indicate future performance.

ASAF JPM MONEY MARKET FUND (the "Money Market Fund"):

         In accordance  with  regulations  prescribed by the SEC, the Company is required to compute the Money Market Fund's current annualized  yield for a  seven-day  period in  accordance  with a  specified  formula,  which does not take into  consideration  any realized or unrealized  gains or losses on its portfolio  securities.  This current  annualized yield is computed by determining the net change  (exclusive of realized gains and losses on the sale of securities and unrealized  appreciation and  depreciation) in the value of a hypothetical  account  having a balance of one share of the Money Market Fund at the beginning of such seven-day  period, dividing  such net change in account  value by the value of the account at the  beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

         The SEC also permits the Company to disclose the effective  yield of the Money Market Fund for the same  seven-day  period, which is the Fund's yield  determined on a compounded  basis.  The effective  yield is calculated by  compounding  the  unannualized base period return by adding one to the base period  return,  raising the sum to a power equal to 365 divided by 7, and  subtracting one from the result.  The effective yield will be slightly  higher than the yield because of the compounding  effect of this assumed reinvestment.

         The yield on amounts held in the Money Market Fund  normally  will  fluctuate on a daily basis.  Therefore,  the  disclosed yield for any given past  period is not an  indication  or  representation  of future  yields or rates of return.  The Money  Market
Fund's  actual yield is affected by changes in interest  rates on money market  securities,  the average  portfolio  maturity of the corresponding  Portfolio  in which the Money  Market  Fund  invests,  the types and  quality of  portfolio  securities  held by such
Portfolio, and the Fund's and Portfolio's operating expenses.

         The current yield and  effective  yield  calculations  for each class of shares of the ASAF JPM Money Market Fund are shown below for the seven day period ended October 31, 2000:

                                                     Class A      Class B      Class C      Class X

                         Current Yield                  4.98%        4.47%        4.48%        4.48%
                        Effective Yield                 5.10%        4.57%        4.58%        4.58%

ALL OTHER FUNDS:

         Standardized  Average  Annual  Total  Return  Quotations.  "Total  return" is one of the  primary  methods  used to measure performance  and  represents the  percentage  change in value of a class of a Fund, or of a hypothetical  investment in a class of a
Fund,  over any period up to the lifetime of the class.  Average  annual total return  quotations for Class A, B, C and X shares are computed by finding the average annual  compounded rates of return that would cause a hypothetical  investment made on the first day of a designated  period to equal the ending  redeemable  value of such  hypothetical  investment  on the last day of the  designated period in accordance with the following formula:

                                                                P(1+T)n = ERV

         Where:     P      =   a hypothetical initial payment of $1,000

                    T      =   average annual total return

                    n      =   number of years

                    ERV    =   ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The  computation  above  assumes that the maximum  sales charge  applicable  to a class of Fund shares is deducted from the initial $1,000  payment,  and that all dividends and  distributions  made by a Fund are reinvested at net asset value ("NAV") during the designated period.  The average annual total return quotation is determined to the nearest 1/100 of 1%.

         Total return  percentages  for periods  longer than one year will usually be accompanied  by total return  percentages  for each year  within  the  period  and/or by the  average  annual  compounded  total  return for the  period.  The  income and  capital components  of a given  return  may be  separated  and  portrayed  in a  variety  of ways in  order  to  illustrate  their  relative significance.  Performance  may also be portrayed in terms of cash or  investment  values,  without  percentages.  Past  performance cannot  guarantee any particular  future  result.  In determining  the average annual total return  (calculated as provided  above), recurring fees, if any, that are charged to all shareholder  accounts are taken into  consideration.  For any account fees that vary with the size of the  account,  the account fee used for  purposes of the above  computation  is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

         In addition,  with respect to the Class X shares,  a standardized  return will reflect the impact of the 2.5% bonus shares.
The impact of the bonus shares on total return is  particularly  pronounced for shorter  periods for which total return is measured, such as one and three  years.  You should take this into  consideration  in any  comparison  of total  return  between the Funds and other mutual funds.  For a discussion of the Class X bonus shares, see the Company's Prospectus under "How to Buy Shares."

         The total return of each class of shares of each Fund that had commenced  operations  prior to October 31, 2000, other than the JPM Money Market Fund, computed as of October 31, 2000, is shown below:

                                                                       Total Return
                                                                       -------------

                                                             Class A        Class B       Class C      Class X
ASAF Founders International Small Capitalization Fund1
     One Year                                                  15.00%      15.47%         21.10%       18.45%
     Since Inception                                           14.68%      15.56%         16.09%       16.20%
ASAF AIM International Equity Fund4
     Since Inception                                           -16.97%     -17.37%        -13.18%      -15.18%
ASAF Janus Overseas Growth Fund2
     One Year                                                  15.83%      16.25%         21.29%       19.40%
     Since Inception                                           18.74%      19.65%         20.73%       20.72%
ASAF American Century International Growth Fund1*
     One Year                                                  -5.83%      -6.67%         -1.71%       -4.19%
     Since Inception                                           2.10%       2.59%          3.39%        3.16%
ASAF Janus Small-Cap Growth Fund1**
     One Year                                                  -4.15%      -4.65%         0.23%        -2.24%
     Since Inception                                           16.32%      17.25%         17.91%       17.95%
ASAF Scudder Small-Cap Growth Fund5
     Since Inception                                           -23.85%     -24.42%        -20.40%      -22.32%
ASAF Gabelli Small-Cap Value Fund1***
     One Year                                                  15.02%      15.45%         20.34%       18.60%
     Since Inception                                           0.89%       1.35%          2.20%        1.88%
ASAF Janus Mid-Cap Growth Fund6
     Since Inception                                           -5.66%      -6.00%         -0.90%       -3.50%
ASAF Neuberger Berman Mid-Cap Growth Fund3
     One Year                                                  39.69%      41.52%         46.58%       45.14%
     Since Inception                                           45.62%      47.72%         48.88%       49.39%
ASAF Neuberger Berman Mid-Cap Value Fund3
     One Year                                                  22.94%      23.86%         28.86%       27.07%
     Since Inception                                           16.87%      18.03%         19.51%       19.29%
ASAF Alger All-Cap Growth Fund6
     Since Inception                                           -11.31%     -11.64%        -6.84%       -9.29%
ASAF Gabelli All-Cap Value Fund6
     Since Inception                                           -3.30%      -3.40%         1.50%        -0.94%
ASAF INVESCO Technology Fund6
     Since Inception                                           -12.63%     -13.05%        -8.33%       -10.74%
ASAF ProFund Managed OTC Fund6*+
     Since Inception                                           -22.53%     -22.73%        -18.72%      -20.77%
ASAF Alliance Growth Fund2*++
     One Year                                                  12.60%      12.84%         17.82%       15.87%
     Since Inception                                           16.33%      17.25%         18.16%       18.19%
ASAF Marsico Growth Fund3
      One Year                                                 3.10%       2.89%          7.83%        5.48%
     Since Inception                                           20.37%      21.66%         22.97%       22.92%
ASAF Janus Capital Growth Fund1
     One Year                                                  -2.19%      -2.72%         2.24%        -0.09%
     Since Inception                                           22.29%      23.39%         23.89%       24.21%
ASAF Sanford Bernstein Managed Index 500 Fund4
     Since Inception                                           -3.49%      -4.00%         1.00%        -1.45%
ASAF  Alliance Growth and Income Fund2*+++
     One Year                                                  5.20%       5.12%          10.05%       7.83%
     Since Inception                                           9.88%       10.58%         11.68%       11.48%
ASAF MFS Growth with Income Fund4
     Since Inception                                           1.13%       0.80%          5.70%        3.57%
ASAF INVESCO Equity Income Fund1
     One Year                                                  3.09%       2.86%          7.78%        5.51%
     Since Inception                                           11.87%      12.74%         13.42%       13.34%
ASAF American Century Strategic Balanced Fund1
     One Year                                                  -1.21%      -1.73%         3.35%        0.88%
     Since Inception                                           8.16%       8.79%          9.55%        9.36%
ASAF Federated High Yield Bond Fund1
     One Year                                                  -7.36%      -8.95%         -4.56%       -6.66%
     Since Inception                                           -0.18%      -0.08%         0.64%        0.44%
ASAF PIMCO Total Return Bond Fund1
     One Year                                                  2.08%       0.12%          5.12%        2.78%
     Since Inception                                           3.83%       3.81%          4.66%        4.36%

1. Commenced operations July 28, 1997.
2. Commenced operations January 2, 1998.
3. Commenced operations August 19, 1998.
4. Commenced operations November 1, 1999.
5. Commenced operations March 1, 2000.
6. Commenced operations September 11, 2000.
*  Prior to May 1, 2000, Rowe  Price-Fleming  International,  Inc.  served as Sub-advisor to the Fund. The  performance  information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.
**  Prior to January 1,  1999,  Founders  Asset  Management  LLC served as  Sub-advisor  to the Fund.  The  performance  information provided  in the above  chart  reflects  that of the Fund for periods  during  part of which the Fund was  sub-advised  by the prior
Sub-advisor.
*** Prior to September 11, 2000, T. Rowe Price  Associates,  Inc.  served as Sub-advisor to the Fund.  The  performance  information provided  in the above  chart  reflects  that of the Fund for periods  during  part of which the Fund was  sub-advised  by the prior
Sub-advisor.
*+ Prior to March 1, 2001,  Rydex Global  Advisors served at Sub-advisor to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.
*++ Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management L.P. served as Sub-advisor to the Fund. From
December  31, 1998 to April 30,  2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisors.
*+++ Prior to May 1, 2000,  Lord,  Abbett & Co. served as  Sub-advisor  to the Fund.  The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

         Standardized  Yield  Quotations.  The yield of a class of Fund shares is computed  by dividing  the class's net  investment income per share during a base period of 30 days,  or one month,  by the maximum  offering  price per share of the class on the last day of such base period in accordance with the following formula:

                                            YIELD = 2 [ (a - b + 1)6 - 1 ]
                                                         -----
                                                                     cd

         Where:     a    =   net investment income earned during the period attributable to the subject class

                    b    =   net expenses accrued for the period attributable to the subject class

                    c    =   the average daily number of shares of the subject class outstanding during the period that were entitled to receive dividends

                    d    =   the maximum offering price per share of the subject class

         Net investment  income will be determined in accordance  with rules  established by the SEC. The price per share of Class A shares,  other than shares of the ASAF JPM Money Market Fund,  will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.

         The yield for each class of shares of the ASAF  Federated  High Yield Fund and ASAF PIMCO Total Return Bond Fund for the 30
day period ended October 31, 2000 is shown below:

                                                            Class A      Class B      Class C      Class X

               ASAF Federated High Yield Bond Fund            11.39%       11.48%       11.48%       11.42%
              ASAF PIMCO Total Return Bond Fund                5.26%        4.99%        4.97%        4.97%

         Non-Standardized  Performance.  In order to more completely  represent a Fund's performance or more accurately compare such performance to other measures of investment  return,  a Fund also may include in  advertisements,  sales  literature and shareholder reports other total return  performance  data  ("Non-Standardized  Return").  Non-Standardized  Return may be quoted for the same or different  periods as those for which  standardized  return is quoted;  it may consist of an aggregate or average annual  percentage rate of return,  actual  year-by-year rates or any combination  thereof.  Non-Standardized  Return may or may not take sales charges into  account;  performance  data  calculated  without  taking the effect of sales  charges  into  account  will be higher than data including the effect of such charges.  Non-standardized  performance  will be advertised only if the standard  performance  data for the same period, as well as for the required periods, is also presented.

         Each Fund may also publish its distribution  rate and/or its effective  distribution  rate. A Fund's  distribution  rate is computed by dividing the most recent monthly  distribution  per share  annualized,  by the current NAV per share. A Fund's effective distribution  rate is  computed  by  dividing  the  distribution  rate by the  ratio  used to  annualize  the  most  recent  monthly distribution  and  reinvesting  the resulting  amount for a full year on the basis of such ratio.  The effective  distribution  rate will be higher than the  distribution  rate because of the compounding  effect of the assumed  reinvestment.  Unlike a Fund's yield, which is computed from the yields to maturity of all debt obligations  held by the Fund, the distribution  rate is based on a Fund's last monthly  distribution.  A Fund's monthly  distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term  capital gain actually earned by the Fund during the month (see the Company's  Prospectus under
"Dividends, Capital Gains and Taxes").

         Other data that may be  advertised  or  published  about each Fund  include  the  average  portfolio  quality,  the average portfolio maturity and the average portfolio duration.

         Comparative  Information.  From time to time in advertisements or sales material,  the Fund's performance  ratings or other information as published by recognized  mutual fund  statistical or rating services,  such as Lipper  Analytical  Services,  Inc. or
Morningstar,  or by publications of general  interest,  such as Forbes or Money, may be discussed.  The performance of the Funds may
                                                                ------    -----
also be compared to that of other  selected  mutual  funds,  mutual  fund  averages or  recognized  stock  market  indicators.  Such performance ratings or comparisons may be made with funds that may have different investment restrictions,  objectives,  policies or techniques than the Funds and such other funds or market  indicators may be comprised of securities that differ  significantly  from the Funds' investments.  Descriptions of some of the indices which may be used are listed below:

         o    The  Standard  & Poor's  500  Composite  Stock  Price  Index is a  well-diversified  list of 500 large  capitalization companies representing the U.S. Stock Market.

         o    The  Standard and Poor's Small Cap 600 index is designed to  represent  price  movements in the small cap U.S.  equity market.  It contains  companies  chosen by the Standard & Poor's  Index  Committee  for their size,  industry  characteristics,  and liquidity.  None of the  companies  in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap  Index).  The S&P 600 is weighted by market capitalization.

         o    The NASDAQ  Composite  OTC Price  Index is a market  value-weighted  and  unmanaged  index  showing the changes in the aggregate market value of approximately 3,500 stocks.

         o    The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury;  all publicly issued debt of all agencies of the U.S.  Government and all quasi-federal  corporations;  and all corporate debt guaranteed by the U.S.  Government.  Mortgage backed  securities,  bonds and foreign targeted issues are not included in the Lehman  Government
Index.

         o    The Lehman  Government/Corporate  Bond Index is a measure of the market value of approximately 5,300 bonds with a face value  currently in excess of $1.3 trillion.  To be included in the Lehman  Government/Corporate  Index,  an issue must have amounts outstanding  in  excess  of $1  million,  have at least  one  year to  maturity  and be rated  "Baa"  or its  equivalent  or  higher
("investment grade") by a nationally recognized rating agency.

         o    The Russell 2000 Index  represents the bottom two thirds of the largest 3000 publicly  traded  companies  domiciled in the U.S.  Russell uses total market  capitalization  to determine the companies  that are included in the Index.  Only common stocks are included in the Index.

         o    The Russell 2500 Index is a market value-weighted,  unmanaged index showing total return (i.e., principal changes with income) in the  aggregate  market value of 2,500 stocks of publicly  traded  companies  domiciled  in the United  States.  The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         o    The Morgan Stanley  Capital  International  EAFE Index (the "EAFE Index") is an unmanaged  index,  which includes over
1,000  companies  representing  the stock markets of Europe,  Australia,  New Zealand and the Far East.  The EAFE Index is typically shown weighted by the market  capitalization.  However,  EAFE is also available  weighted by Gross Domestic Product  ("GDP").  These weights are modified on July 1st of each year to reflect the prior year's GDP.

         o    The Lehman  Brothers  High Yield BB Index is a measure of the market  value of public  debt  issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's.  All bonds within the index are U.S.  dollar  denominated,  non-convertible  and have at least one year remaining to maturity.

In  addition,  the total  return  or yield of the  Funds  may be  compared  to the  yield on U.S.  Treasury  obligations  and to the percentage change in the Consumer Price Index.

         Each Fund's investment performance may be advertised in various financial publications,  newspapers,  magazines, including:
Across the Board,  Advertising Age,  Adviser's  Magazine,  Adweek,  Agent,  American Banker,  American Agent and Broker,  Associated
Press, Barron's, Best's Review,  Bloomberg,  Broker World, Business Daily, Business Insurance,  Business Marketing,  Business Month,
Business News Features,  Business Week,  Business Wire,  California  Broker,  Changing Times,  Consumer  Reports,  Consumer  Digest,
Crain's,  Dow Jones News Service,  Economist,  Entrepreneur,  Entrepreneurial  Woman,  Financial Planning,  Financial Services Week,
Financial Times, Financial World, Forbes, Fortune, Hartford Courant, Inc., Independent Business,  Institutional Investor,  Insurance
Forum,  Insurance  Advocate  Independent,  Insurance Review  Investor's,  Insurance Times,  Insurance Week,  Insurance Product News,
Insurance  Sales,  Investment  Dealers Digest,  Investment  Advisor,  Journal of Commerce,  Journal of  Accountancy,  Journal of the
American Society of CLU & ChFC,  Kiplinger's Personal Finance,  Knight-Ridder,  Life Association News, Life Insurance Selling,  Life
Times, LIMRA's MarketFacts,  Lipper Analytical Services, Inc., MarketFacts,  Medical Economics,  Money, Morningstar,  Inc., Nation's
Business,  National  Underwriter,  New  Choices,  New England  Business,  New York Times,  Pension  World,  Pensions &  Investments,
Professional  Insurance Agents,  Professional Agent,  Registered  Representative,  Reuter's,  Rough Notes, Round the Table, Service,
Success,  The Standard,  The Boston Globe, The Washington Post,  Tillinghast,  Time, U.S. News & World Report,  U.S. Banker,  United
Press International, USA Today, Value Line, The Wall Street Journal, Wiesenberger Investment and Working Woman.

         From time to time the  Company  may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                                     MANAGEMENT OF THE COMPANY

         The  following  table sets forth  information  concerning  the officers  and  Directors  of the  Company,  including  their addresses and principal business occupations for the last five years:

Name, Age and Address:(1)               Position Held with the Company:(2)         Principal Occupation:(3)`
---------------------                   ------------------------------             --------------------

John Birch (50)                         Vice President                             Senior Vice President and Chief Operating
                                                                                   Officer:
                                                                                   American Skandia Investment Services,
                                                                                   Incorporated
                                                                                   December 1997 to present

                                                                                   Executive Vice President and
                                                                                   Chief Operating Officer:
                                                                                   International Fund Administration
                                                                                   Bermuda
                                                                                   August 1996 to October 1997

                                                                                   Senior Vice President and
                                                                                   Chief Administrative Officer:
                                                                                   Gabelli Funds, Inc.
                                                                                   Rye, New York
                                                                                   March 1995 to August 1996

Gordon C. Boronow (47)                  Vice President                             President & Chief Operating Officer:
                                                                                   American Skandia Life Assurance
                                                                                   Corporation

Jan R. Carendi (55)*                    President, Principal Executive             Deputy Chief Executive Officer:
                                        Officer and Director                       Skandia Insurance Company Ltd.

David E. A. Carson (66)                 Director                                   Director
People's Bank                                                                      People's Bank (January 2000 - present)
850 Main Street
Bridgeport, CT 06604                                                               Chairman
                                                                                   People's Bank (January 1999-December 1999)

                                                                                   Chairman & Chief Executive Officer:
                                                                                   People's Bank (January 1998 to December
                                                                                   1998)

                                                                                   President, Chairman & Chief Executive
                                                                                   Officer:
                                                                                   People's Bank (1983 to January 1998)

Richard G. Davy, Jr. (52)               Treasurer and Chief Financial and          Vice President, Operations:
                                        Accounting Officer                         American Skandia Investment Services,
                                                                                   Incorporated (January 1997 to present)

                                                                                   Controller:
                                                                                   American Skandia Investment Services,
                                                                                   Incorporated (September 1994 to January
                                                                                   1997)

Julian A. Lerner (76)                   Director                                   Retired since 1995; Senior Vice President
12850 Spurling Road                                                                & Portfolio Manager of AIM Charter Fund
Suite 208                                                                          and AIM Summit Fund from 1986 to 1995
Dallas, TX 75230

Edward P. Macdonald (33)                Secretary                                  Senior Counsel, Securities, Counsel,
                                                                                   Securities, and Senior Associate Counsel:
                                                                                   American Skandia, Incorporated (April
                                                                                   1999 to present)

                                                                                   Branch Chief, Senior Counsel and Attorney:
                                                                                   U.S. Securities and Exchange Commission
                                                                                   (October 1994 to April 1999)

Thomas M. Mazzaferro (47)*              Director                                  Executive Vice President and
                                                                                  Chief Financial Officer
                                                                                   American Skandia Life Assurance
                                                                                   Corporation
                                                                                   April 1988 to present

Thomas M. O'Brien (50)                  Director                                   President & Chief Executive Officer
Atlantic Bank of New York                                                          Atlantic Bank (May 2000 to present)
Two World Trade Center
New York, NY 10048                                                                 Vice Chairman:
                                                                                   North Fork Bank (January 1997 to April
                                                                                   2000)

                                                                                   President & Chief Executive Officer:
                                                                                   North Side Savings Bank (December 1984 to
                                                                                   December 1996)

John A. Pileski (61)                    Director                                   Retired since June 2000
43 Quaquanantuck Lane                                                              Tax Partner:
Quogue, NY 11959                                                                   KPMG, LLP
                                                                                   757 Third Avenue
                                                                                   New York, NY 10017
                                                                                   (January 1995 to June 2000)

F. Don Schwartz (65)                    Director                                   Management Consultant
6 Sugan Close Drive                                                                (April 1985 to present)
New Hope, PA 18938

*  Indicates a Director of the Company who is an "interested person" within the meaning set forth in the 1940 Act.

(1)  Unless  otherwise  indicated,  the  address  of each  officer  and  director  listed  above is One  Corporate  Drive,  Shelton,
Connecticut 06484.

(2) All of the  officers and  Directors  of the Company  listed  above serve in similar  capacities  for the Trust  and/or  American
Skandia Trust, both of which are also investment companies managed by the Investment Manager.

(3) Unless  otherwise  indicated,  each officer and director  listed above has held his principal  occupation  for at least the last five years.  In addition to the principal  occupations  noted above,  the  following  officers and Directors of the Company hold the following  positions  with  American  Skandia  Advisory  Services,  Inc.  ("ASASI"),  American  Skandia Life  Assurance  Corporation
("ASLAC"),  American Skandia Fund Services,  Incorporated ("ASFS"),  American Skandia Investment Services,  Incorporated  ("ASISI"),
American Skandia Marketing,  Incorporated  ("ASM"),  American Skandia Information Services and Technology  Corporation  ("ASIST") or
American  Skandia,  Incorporated  ("ASI"):  Mr. Boronow also serves as Deputy Chief Executive  Officer and a Director of ASI, ASLAC,
ASISI,  ASM and ASIST and a Director of ASASI;  Mr.  Birch also serves as a Senior Vice  President  of ASFS,  ASI and ASISI and as a
Director  of ASASI,  ASISI and ASFS;  Mr.  Davy also  serves as a Director  of ASASI and ASISI;  and Mr.  Mazzaferro  also serves as
Executive Vice President and as a Director of ASI, ASLAC, ASM, ASIST and ASFS, and as a Director of ASASI and ASISI.

         The  Company's  Articles of  Incorporation  provides  that the  Directors,  officers  and  employees  of the Company may be indemnified by the Company to the fullest extent  permitted by federal and state law,  including  Maryland law. Neither the Articles of  Incorporation  nor the By-laws of the Company  authorize the Company to indemnify any director or officer  against any liability to which he or she would  otherwise be subject by reason of or for willful  misfeasance,  bad faith,  gross  negligence  or reckless disregard of such person's duties.

         Under the Maryland  General  Corporation  Law, a Director of the Company who is held liable for assenting to a distribution made in violation of the Company's  Articles of Incorporation  is entitled to contribution  from each shareholder of the Company for the amount the shareholder  accepted knowing the distribution was made in violation of those  provisions.  Absent such knowledge,  a shareholder  will not be obligated to the Company or its creditors in respect of shares held in the Company  except to the extent of any unpaid portion of the subscription price or purchase price for such shares.

         The  officers  and  Directors  of the Company who are  affiliates  of the  Investment  Manager do not receive  compensation directly from the Company for serving in the  capacities  described  above.  Those  officers and Directors of the Company,  however, who are affiliated with the Investment Manager may receive  remuneration  indirectly from the Company for services provided in their respective  capacities with the Investment  Manager.  Each of the other Directors receives for his service on the Board of Directors an annual and "per-meeting"  fee, plus  reimbursement for reasonable  out-of-pocket  expenses incurred in connection with attendance at Board meetings.  The following table sets forth  information  concerning the compensation paid by the Company to the Directors in the fiscal year ended October 31, 2000.  Neither the Company nor any  investment  company in the Fund Complex  offers any pension or retirement benefits to its directors or trustees.

                                             Aggregate Compensation                       Total Compensation from the
Name of Director:                              from the Company:                         Company and Fund Complex:(1)
----------------                               ----------------                          ------------------------

Jan R. Carendi                                         $0                                             $0

David E.A. Carson                                   $31,650                                        $116,750

Julian A. Lerner                                    $31,650                                        $117,750

Thomas M. Mazzaferro                                   $0                                             $0

Thomas M. O'Brien                                  $30,650(2)                                     $114,950(2)

John A. Pileski                                        $0                                             $0

F. Don Schwartz                                     $30,650                                        $114,950

(1) As of the date of this SAI, the "Fund  Complex"  consisted of the Company,  the Trust and  American  Skandia  Trust.  The amount indicated is the compensation paid to the Directors by the Fund Complex for the twelve month period ending October 31, 2000.

(2) Mr. O'Brien  deferred  payment of this  compensation.  The total value of all deferred  compensation,  of as of October 31, 2000 was $31,770 from the Company and $122,286 from the Company and Fund Complex.

As of February 26, 2001,  the  Directors  and officers of the Company  owned,  in the  aggregate,  less than 1% of each class of the
Company's shares.

Codes of Ethics.  The Company,  the Trust, the Investment  Manager and the Distributor have adopted codes of ethics under rule 17j-1 of the 1940 Act.  While  these  codes  contain  provisions  reasonably  necessary  to  prevent  personnel  subject to the codes from engaging in unlawful conduct,  they do not prohibit  investments in securities,  including  securities that may be purchased or held by the Funds and Portfolios, by such personnel.

                                    ADDITIONAL INFORMATION ON THE "MASTER FEEDER" FUND STRUCTURE

         As  previously  discussed,  certain  Funds of the Company are  organized  under a "master  feeder"  structure.  The Trust's
Agreement and  Declaration of Trust provides that the Feeder Funds and any other entities  permitted to invest in a Portfolio of the
Trust  (e.g.,  other U.S.  and foreign  investment  companies,  and common and  commingled  trust funds) will each be liable for all obligations of each such  Portfolio in the event that the Trust fails to satisfy such  liabilities  and  obligations.  However,  the risk of an investor in a Portfolio  (including  a Feeder  Fund)  incurring  financial  loss beyond the amount of its  investment  on account of such liability is limited to  circumstances  in which the Portfolio had  inadequate  insurance and was unable to meet its obligations  out of its assets.  Accordingly,  the Trustees of the Trust  believe  that  neither a Feeder Fund nor its  shareholders will be adversely affected by reason of the Fund investing in a corresponding Portfolio of the Trust.

         The Directors of the Company and the Trustees of the Trust have  oversight  responsibility  for the operations of each Fund and Portfolio,  respectively.  As of the date of this  Prospectus,  each of the Directors of the Company also serves as a Trustee of the Trust.  The  Directors of the Company and the Trustees of the Trust,  including a majority of the Directors and Trustees who are not "interested  persons" (as defined in the 1940 Act) of the Company or the Trust,  respectively,  have adopted written  procedures designed to identify and  reasonably  address any potential  conflicts of interest  which might arise as a result of an "overlap" of
Directors and Trustees, including, if necessary, the creation of a separate board of trustees of the Trust.

                                           INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGER:

         American Skandia  Investment  Services,  Incorporated  ("ASISI," as previously  defined) acts as investment manager to each
Non-Feeder Fund and Portfolio pursuant to separate  investment  management  agreements with the Company and the Trust,  respectively
(the  "Management  Agreements").  Unlike the Non-Feeder  Funds,  each of the Feeder Funds invests all of its  respective  investable assets in a corresponding Portfolio of the Trust and thus does not require an investment manager.

         ASISI,  a  Connecticut  corporation  organized  in 1991,  is  registered  as an  investment  adviser  with the SEC and is a wholly-owned  subsidiary of American Skandia,  Incorporated,  whose indirect parent is Skandia  Insurance Company Ltd.  ("Skandia").
Skandia  is a Swedish  company  that  owns,  directly  or  indirectly,  a number  of  insurance  companies  in many  countries.  The predecessor  to Skandia  commenced  operations in 1855.  In addition to serving as investment  manager to the Company and the Trust,
ASISI currently serves as the investment manager to American Skandia Trust, an open-end  management  investment company whose shares are made available to life insurance  companies writing variable annuity contracts and variable life insurance  policies.  Shares of
American  Skandia Trust also may be offered  directly to qualified  pension and retirement  plans.  For a list of those officers and
Directors of the Company who also serve in similar  capacities for the  Investment  Manager,  see this SAI under  "Management of the
Company."

         The  Management  Agreements  provide,  in substance,  that the  Investment  Manager will furnish each  Non-Feeder  Fund and
Portfolio with investment advice and investment  management and administrative  services subject to the supervision of the Directors of the Company or the Trustees of the Trust,  where  applicable,  and in conformity with the stated investment  objective,  policies and  limitations of the applicable Fund or Portfolio.  The Investment  Manager is responsible  for providing,  at its expense,  such personnel as is required by each  Non-Feeder  Fund or Portfolio  for the proper  conduct of its affairs and may engage a sub-advisor to conduct the investment  program of the Fund or Portfolio  pursuant to the Investment  Manager's  obligations under the Management
Agreements.  The  Investment  Manager,  not the Funds or Portfolios,  is  responsible  for the expenses of conducting the investment programs of the Funds and Portfolios.

         The Management  Agreements  provide  further that neither the Investment  Manager nor its personnel shall be liable for any act or  omission  in the course of, or  connected  with,  rendering  services  under the  agreements,  or for any losses that may be sustained in the purchase,  holding or sale of any security on behalf of the Funds or  Portfolios,  except for willful  misfeasance, bad  faith or gross  negligence  in the  performance  of its or their  duties or by reason  of  reckless  disregard  of its or their obligations and duties under the  agreements.  The Management  Agreements  also permit the Investment  Manager to render services to others.

         Under the terms of the  Management  Agreements,  each  Non-Feeder  Fund and Portfolio has agreed to pay ASISI an investment management fee, which is accrued daily and paid monthly,  equal on an annual basis to a stated  percentage of the respective Fund or
Portfolio's  average  daily  NAV.  The  Investment  Manager,  not any Fund or  Portfolio,  is  responsible  for the  payment  of the sub-advisory  fees to the  Sub-advisors.  For a discussion of the fees payable to the Investment  Manager and the  Sub-advisors,  as well as any applicable voluntary fee waiver arrangements,  see the Company's Prospectus under "Expense  Information" and "Management of the Funds."

         Investment  Management  Fees.  ASISI receives a monthly fee from each  Non-Feeder Fund and Portfolio for the performance of its services.  ASISI pays each Sub-advisor a portion of such fee for the performance of the  sub-advisory  services at no additional cost to any Fund or Portfolio.  Each  Non-Feeder Fund and  Portfolio's  investment  management fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares.  The fees payable to ASISI,  based on a stated  percentage of the Non-Feeder Fund or Portfolio's average daily net assets, are as follows:

Fund/Portfolio:                                                                         Annual Rate:
--------------                                                                          -----------

ASAF Founders International Small Capitalization Fund:                   1.10% of the first $100  million;  plus 1.00
                                                                         % of the amount over $100 million

ASAF AIM International Equity Fund:                                                          1.10%

ASAF Janus Overseas Growth Fund:                                                             1.10%

ASMT American Century International Growth Portfolio:                                        1.00%

ASAF Janus Small-Cap Growth Fund:                                                            0.90%

ASAF Scudder Small-Cap Growth Fund:                                                          0.95%

ASAF Gabelli Small-Cap Value Fund:                                                           1.00%

ASAF Janus Mid-Cap Growth Fund:                                                              1.00%

ASAF Neuberger Berman Mid-Cap Growth Fund:                                                   0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%

ASAF Alger All-Cap Growth Fund:                                                              0.95%

ASAF Gabelli All-Cap Value Fund:                                                             0.95%

ASAF INVESCO Technology Fund:                                                                1.00%

ASAF INVESCO Health Sciences Fund:                                                           1.00%

ASAF ProFund OTC Fund:                                                                       0.85%

ASAF Alliance Growth Fund:                                                       .90% of the first $1 billion;
                                                                            plus .85% of the amount over $1 billion

ASAF Marsico Capital Growth Fund:                                                            1.00%

ASMT Janus Capital Growth Portfolio:                                                         1.00%

ASAF T. Rowe Price Tax Managed Fund                                                          0.95%

ASAF Alliance/Bernstein Growth + Value Fund:                                                 1.00%

ASAF Sanford Bernstein Core Value Fund:                                                      0.85%

ASAF Sanford Bernstein Managed Index 500 Fund:                                               0.80%

ASAF Alliance Growth and Income Fund:                                                        1.00%

ASAF MFS Growth with Income Fund:                                                            1.00%

ASMT INVESCO Equity Income Portfolio:                                                        0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASMT PIMCO Total Return Bond Portfolio:                                                      0.65%

ASMT JPM Money Market Portfolio:                                                             0.50%

         Investment  Management Fee Waivers.  The Investment  Manager may from time to time agree to voluntarily waive or reduce its fees,  while  retaining  their  ability to be  reimbursed  for such fees prior to the end of each fiscal year.  Such  voluntary  fee waivers or reductions may be rescinded at any time and without notice to investors.

         The Investment  Manager has  voluntarily  agreed to waive portions of its investment  management  fees equal to .10% of the average  daily net assets of the ASAF Janus  Overseas  Growth  Fund and .20% of the  average  daily net assets of the ASAF  Alliance
Growth and Income Fund.

         The  investment  management  fee paid for each of the past three fiscal years by each Fund and Portfolio  that was publicly offered prior to October 31, 2000 was as follows:

                                                                 Year ended             Year ended             Year ended
                                                                 -----------            -----------            ----------
Name of Fund                                                  October 31, 1998       October 31, 1999        October 31, 2000
------------                                                  ----------------       ----------------        ----------------

ASAF Founders International Small Capitalization Fund                $34,725                $103,320               $1,177,780

ASAF AIM International Equity Fund                                   $0                     $0                     $223,654

ASAF Janus Overseas Growth Fund                                      $146,239               $1,437,199             $6,105,013

ASMT American Century International Growth Portfolio                 $94,058                $232,476               $705,166

ASAF Janus Small-Cap Growth Fund                                     $46,399                $562,158               $4,168,595

ASAF Scudder Small-Cap Growth Fund                                   $0                     $0                     $259,747

ASAF Gabelli Small-Cap Value Fund                                    $210,032               $554,991               $784,316

ASAF Janus Mid-Cap Growth Fund                                       $0                     $0                     $10,971

ASAF Neuberger Berman Mid-Cap Growth Fund                            $1,920                 $227,545               $2,061,698

ASAF Neuberger Berman Mid-Cap Value Fund                             $2,770                 $187,273               $633,211

ASAF Alger All-Cap Growth Fund                                       $0                     $0                     $8,469

ASAF Gabelli All-Cap Value Fund                                      $0                     $0                     $4,292

ASAF INVESCO Technology Fund                                         $0                     $0                     $15,080

ASAF ProFund Managed OTC Fund                                        $0                     $0                     $14,399

ASAF Alliance Growth Fund                                            $89,166                $368,003               $1,081,854

ASAF Marsico Capital Growth Fund                                     $43,773                $2,818,406             $9,735,124

ASMT Janus Capital Growth Portfolio                                  $578,304               $6,824,885             $22,207,185

ASAF Sanford Bernstein Managed Index 500 Fund                        $0                     $0                     $22,338

ASAF Alliance Growth and Income Fund                                 $114,324               $808,859               $1,562,440

ASAF MFS Growth with Income Fund                                     $0                     $0                     $155,330

ASMT INVESCO Equity Income Portfolio                                 $244,316               $990,476               $1,997,466

ASAF American Century Strategic Balanced Fund                        $81,420                $642,319               $1,473,047

ASAF Federated High Yield Bond Fund                                  $148,821               $627,368               $875,594

ASMT PIMCO Total Return Bond Portfolio                               $151,673               $762,481               $1,190,054

ASMT JPM Money Market Portfolio                                      $83,674                $495,966               $1,217,863

         Fees for the  Portfolios  are based upon the total assets of each  Portfolio,  which include assets other than those of the
Feeder Funds. The Portfolios  commenced  operations in June 1997, while the ASAF Founders  International Small  Capitalization Fund,
ASAF Janus  Small-Cap  Growth Fund,  ASAF Gabelli  Small-Cap Value Fund,  ASAF American  Century  Strategic  Balanced Fund, and ASAF
Federated High Yield Bond Fund commenced  operations on July 28, 1997. The ASAF Janus  Overseas  Growth Fund,  ASAF Alliance  Growth
Fund,  and ASAF Alliance  Growth and Income Fund commenced  operations on January 2, 1998. The ASAF Neuberger  Berman Mid-Cap Growth
Fund, ASAF Neuberger  Berman Mid-Cap Value Fund, and ASAF Marsico  Capital Growth Fund commenced  operations on August 19, 1998. The
ASAF AIM  International  Equity Fund, ASAF Sanford  Bernstein Managed Index 500 Fund, and ASAF MFS Growth with Income Fund commenced operations  on November 1, 1999.  The ASAF Scudder  Small-Cap  Growth Fund  commenced  operations  on March 1, 2000.  The ASAF Janus
Mid-Cap  Growth Fund,  Alger All-Cap  Growth Fund,  ASAF Gabelli  All-Cap Value Fund,  ASAF INVESCO  Technology  Fund,  ASAF ProFund
Managed OTC Fund,  commenced  operations  on September  11, 2000.  The ASAF INVESCO  Health  Sciences  Fund,  ASAF T. Rowe Price Tax
Managed Fund, ASAF  Alliance/Bernstein  Growth + Value Fund and ASAF Sanford Bernstein Core Value Fund had not commenced  operations prior to March 1, 2001;  therefore,  no fees were paid during the periods  presented  in the above  table.  As discussed in this SAI under "Fund Expenses" and in the Company's  Prospectus under "Expense  Information," the Investment  Manager has voluntarily  agreed to reimburse the other expenses of each Fund so that each Fund's total expenses do not exceed  specified  levels.  During the fiscal period, the amounts of these reimbursements exceeded the investment management fees included in the above table.

         Each  Management  Agreement will continue in effect from year to year,  provided it is approved at least annually by a vote of the majority of the Directors or Trustees,  where applicable,  who are not parties to the agreement or interested  persons of any such party, cast in person at a meeting  specifically called for the purpose of voting on such approval.  Each Management  Agreement may be terminated  without penalty on 60 days' written notice by vote of a majority of the Directors or Trustees,  where applicable, or by the  Investment  Manager,  or by holders of a majority of the  applicable  Fund or Portfolio's  outstanding  shares,  and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

THE SUB-ADVISORS:

         ASISI  currently  engages the  following  Sub-advisors  to conduct the  investment  programs  of each  Non-Feeder  Fund and
Portfolio pursuant to separate  sub-advisory  agreements with the Investment Manager (the "Sub-Advisory  Agreements"):  (a) Founders
Asset Management LLC for the ASAF Founders  International  Small  Capitalization  Fund; (b) A I M Capital  Management,  Inc. for the
ASAF AIM  International  Equity Fund; (c) Janus Capital  Corporation for the ASAF Janus Overseas Growth Fund, the ASMT Janus Capital
Growth  Portfolio,  the ASAF Janus  Small-Cap  Growth Fund and the ASAF Janus Mid-Cap Growth Fund; (d) American  Century  Investment
Management,  Inc. for the ASAF American Century  International  Growth Fund and the ASAF American Century  Strategic  Balanced Fund;
(d) Zurich Scudder Investments,  Inc. (formerly known as, "Scudder Kemper Investments,  Inc.") for the ASAF Scudder Small-Cap Growth
Fund; (e) GAMCO  Investors,  Inc. for the ASAF Gabelli  Small-Cap  Value Fund and the ASAF Gabelli All-Cap Value Fund; (f) Neuberger
Berman  Management  Inc. for the ASAF Neuberger  Berman  Mid-Cap  Growth Fund and the ASAF Neuberger  Berman Mid-Cap Value Fund; (g)
Fred Alger Management,  Inc. for the ASAF Alger All-Cap Growth Fund; (h) INVESCO Funds Group,  Inc. for the ASAF INVESCO  Technology
Fund, the ASAF INVESCO  Health  Sciences Fund and the ASMT INVESCO Equity Income  Portfolio;  (i) ProFund  Advisors LLC for the ASAF
ProFund  Managed OTC Fund; (j) Alliance  Capital  Management  L.P. for the ASAF Alliance Growth Fund, the growth portion of the ASAF
Alliance/Bernstein  Growth + Value Fund and the ASAF Alliance  Growth and Income Fund; (k) Marsico Capital  Management,  LLC for the
ASAF Marsico  Capital  Growth Fund;  T. Rowe Price  Associates,  Inc.  for the ASAF T. Rowe Price Tax Managed  Fund;  (l) Sanford C.
Bernstein & Co., LLC for the value portion of the ASAF  Alliance/Bernstein  Growth + Value Fund and the ASAF Sanford  Bernstein Core
Value Fund and the ASAF Sanford  Bernstein  Managed Index 500 Fund; (m)  Massachusetts  Financial  Services Company for the ASAF MFS
Growth with Income Fund; (n) Federated  Investment  Counseling  for the ASAF Federated High Yield Bond Fund; (o) Pacific  Investment
Management Company LLC for the ASMT PIMCO Total Return Bond Portfolio;  (p) J.P. Morgan Investment  Management Inc. for the ASMT JPM
Money Market Portfolio.

         The Sub-Advisory  Agreements  provide that the Sub-advisors  will formulate and implement a continuous  investment  program for each  Non-Feeder  Fund or Portfolio in accordance with the Fund or Portfolio's  investment  objective,  policies and limitations and any investment  guidelines  established  by the Investment  Manager.  Each  Sub-advisor  will,  subject to the  supervision  and control of the  Investment  Manager,  determine in its  discretion  which issuers and securities  will be purchased,  held,  sold or exchanged by the Fund or Portfolio,  and will place orders with and give  instructions to brokers and dealers to cause the execution of such  transactions.  The  Sub-advisors  are required to furnish the  Investment  Manager with  periodic  reports  concerning  the transactions  and  performance of the Fund or Portfolio.  Each  Sub-advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory  Agreement.  Nothing in the Sub-advisory  Agreements prevents the Investment Manager from engaging other  sub-advisors to provide investment advice and other services to a Fund or Portfolio,  or from providing such services itself.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Founders Asset Management LLC  ("Founders") is a 90%-owned  subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain  Founders  executives  and  portfolio  managers.  Mellon  Bank,  N.A.  is a wholly  owned  subsidiary  of  Mellon  Financial
Corporation,  a publicly owned multibank holding company which provides a comprehensive  range of financial products and services in domestic and selected international markets.

         A I M Capital  Management,  Inc.  is a  wholly-owned  subsidiary  of A I M  Advisors,  Inc.  also a  registered  investment adviser.  A I M Advisors,  Inc. is wholly-owned by A I M Management Group Inc., a holding company engaged in the financial  services business and an indirect  wholly-owned  subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent  investment management group engaged in institutional  investment  management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

         Stilwell  Financial  ("Stilwell") owns approximately  81.5% of the outstanding  voting stock of Janus Capital  Corporation.
Stilwell is a publicly  traded  holding  company with  principal  operations in financial  asset  management  businesses.  Thomas H.
Bailey,  President and Chairman of the Board of Janus  Capital,  owns  approximately  12% of its voting stock and, by agreement with
Stilwell,  selects a majority of Janus Capital's  Board subject to the approval of Stilwell,  which approval can not be unreasonably withheld.

         Upon the  completion  of a pending  stock sale  transaction  between  Thomas.  H. Bailey and  Stilwell,  Stilwell  will own approximately  88.7% of Janus  Capital's  outstanding  voting stock and Mr. Bailey will own  approximately  6.2%. The transaction is anticipated to close during the first quarter of 2001.

         American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         Zurich  Insurance  Company,  a leading  provider of insurance and financial  services,  owns  approximately  70% of Scudder
Kemper, with the balance owned by Scudder Kemper's officers and employees.

         GAMCO  Investors,  Inc.  ("GAMCO") is a New York  corporation  organized in 1999 as  successor to the  investment  advisory business of a New York  corporation  of the same name that was  organized in 1978.  GAMCO is a  wholly-owned  subsidiary  of Gabelli
Asset Management Inc.  ("GAMI"),  a publicly held company listed on the New York Stock Exchange.  Mr. Mario J. Gabelli may be deemed a "controlling  person" of GAMCO on the basis of his controlling  interest in GAMI.  GAMCO has several  affiliates that also provide investment advisory services.

         All of the voting stock of Neuberger  Berman  Management Inc. is owned by Neuberger  Berman Inc., a publicly traded company listed on the NYSE.

         INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company.

         As of October 2, 2000,  Alliance  Capital  Management  Holding L.P.  ("Alliance  Holding")  owns  approximately  30% of the outstanding units of limited  partnership  interest in Alliance Capital Management L.P.  ("Alliance  Capital").  Equity interests in
Alliance  Holding are traded on the New York Stock  Exchange  ("NYSE") in the form of units  ("Alliance  Holding  Units").  Alliance
Capital Management  Corporation  ("ACMC"),  an indirect  wholly-owned  subsidiary of AXA Financial,  Inc. ("AXA Financial"),  is the
general  partner of both  Alliance  Capital and Alliance  Holding.  As of October 2, 2000,  AXA  Financial,  together  with ACMC and certain of its other wholly-owned  subsidiaries,  beneficially owned approximately 2% of the outstanding  Alliance Holding Units and
53% of the outstanding  units of limited  partnership  interest in Alliance Capital.  AXA Financial is a Delaware  corporation whose shares are traded on the NYSE. As of September 30, 2000, AXA, a French  insurance  holding  company,  directly and indirectly  owned approximately 60.1% of the issued and outstanding shares of the common stock of AXA Financial.

         Marsico Capital Management, LLC is a wholly owned indirect subsidiary of Bank of America Corporation.

         T. Rowe Price  Associates,  Inc. is a  wholly-owned  subsidiary  of T. Rowe Price Group,  Inc., a  publicly-traded  holding company engaged in the financial services and asset management business.

         Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance Capital Management L.P..

         Massachusetts  Financial  Services  Company is a subsidiary of Sun Life of Canada (US) Financial  Services  Holdings,  Inc.
whose ultimate parent is Sun Life Assurance Co. of Canada.

         Federated Investment Counseling is a wholly owned subsidiary of Federated Investors.

         Pacific  Investment  Management  Company LLC ("PIMCO") is a subsidiary  general  partnership of PIMCO Advisors L.P. ("PIMCO
Advisors").  Allianz AG  ("Allianz") is the majority owner of PIMCO Advisors and its  subsidiaries,  including  PIMCO.  Allianz is a
European-based,  multinational  insurance  and  financial  services  holding  company.  Pacific  Life  Insurance  Company  holds  an approximately 30% interest in PIMCO Advisors.

         J.P. Morgan  Investment  Management Inc. is a wholly owned  subsidiary of J.P.  Morgan & Co.  Incorporated,  a bank holding company organized under the laws of Delaware.

         Sub-Advisory  Fees.  ASISI pays each Sub-advisor on a monthly basis for the performance of sub-advisory  services.  The fee payable to the  Sub-advisors  with respect to each Non-Feeder  Fund and Portfolio may differ,  reflecting,  among other things,  the investment  objective,  policies and  limitations  of each Fund or Portfolio  and the nature of each  Sub-advisory  Agreement.  Each
Sub-advisor's  fee is accrued daily for purposes of determining  the amount payable by the  Investment  Manager to the  Sub-advisor.
The fees payable to the Sub-advisors,  based on a stated percentage of the Non-Feeder Fund or Portfolio's  average daily net assets, are as follows:

         Founders Asset  Management LLC for the ASAF Founders  International  Small  Capitalization  Fund: An annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $100 million; plus .50% of the portion over $100 million.
         A I M Capital  Management,  Inc.  for the ASAF AIM  International  Equity  Fund:  An  annual  rate  equal to the  following percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by A I M
Capital  Management  Inc. and  identified  by the  Sub-advisor  and ASISI as being  similar to the Fund:  .55% of the portion of the combined average daily net assets not in excess of $75 million; plus .45% of the portion in excess of $75 million.

         Janus Capital  Corporation  for the ASAF Janus  Overseas  Growth Fund: An annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $100  million;  when the  average  daily net  assets of the Fund equal or exceed  $100 million, the annual rate will be .50% of the entire average daily net assets of the Fund.

         American Century Investment Management,  Inc. for the ASMT American Century International Growth Portfolio:  Because of the
large  amount of assets  being  sub-advised  for the  Investment  Manager by  American  Century  Investment  Management,  Inc.,  the
Investment  Manager was able to negotiate a reduction to the  Sub-advisor's  standard fee schedule.  This reduced fee schedule is an annual rate equal to .45% of the combined  average  daily net assets of the Fund and certain  series of American  Skandia Trust that are managed by the  Sub-advisor  and  identified by the  Sub-advisor  and ASISI as being similar to the Fund.  Prior to May 1, 2000, the Investment Manager had engaged Rowe  Price-Fleming  International,  Inc. as Sub-advisor for the Portfolio  (formerly the ASMT T.
Rowe Price International  Equity Portfolio),  for a total Sub-advisory fee of .75% of the portion of the average daily net assets of the  Portfolio  not in excess of $20  million;  plus .60% of the portion of the net assets over $20 million but not in excess of $50 million; plus .50% of the portion of the net assets over $50 million.

         Janus Capital  Corporation for the ASAF Janus  Small-Cap  Growth Fund: An annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $100  million;  plus .45% of the portion  over $100  million but not in excess of $500 million;  plus .40% of the  portion  over $500  million  but not in excess of $1  billion;  plus .35% of the portion in excess of $1 billion.

         Zurich  Scudder  Investments,  Inc. for the ASAF Scudder  Small-Cap  Growth Fund:  An annual rate of .50% of the portion of the  average  daily net assets of the Fund not in excess of $100  million;  plus .45% of the  portion  over $100  million but not in excess of $400 million;  plus .40% of the portion over $400 million but not in excess of $900  million;  plus .35% of the portion in excess of $900 million.

         GAMCO Investors,  Inc. for the ASAF Gabelli Small-Cap Value Fund: An annual rate equal to the following  percentages of the combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the  Sub-Advisor  and identified by the Sub-advisor and the Investment  Manager as being similar to the Fund: .40% of the portion of the combined  average daily net assets not in excess of $1 billion; plus .30% of the portion in excess of $1 billion.

         Janus Capital  Corporation  for the ASAF Janus Mid-Cap  Growth Fund: An annual rate equal to the following  percentages  of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-Advisor and identified by the  Sub-advisor  and the  Investment  Manager as being similar to the Fund:  .55% of the portion of the average daily net  assets of the Fund not in excess of $100  million;  plus .50% of the  portion of the net assets  over $100  million  but not in excess of $500 million;  plus .45% of the portion of the net assets over $500 million but not in excess of $2 billion;  plus .40% of the portion of the net assets  over $2 billion but not in excess of $5 billion;  plus .375% of the portion of the net assets over $5 billion but not in excess of $10 billion; plus .35% of the portion of the net assets over $10 billion.

         Neuberger  Berman  Management  Inc.  for the ASAF  Neuberger  Berman  Mid-Cap  Growth  Fund:  An annual rate of .40% of the average daily net assets of the Fund.

         Neuberger  Berman  Management Inc. for the ASAF Neuberger  Berman Mid-Cap Value Fund: An annual rate of .40% of the average daily net assets of the Fund.

         Fred Alger  Management,  Inc. for the ASAF Alger All-Cap Growth Fund: An annual rate equal to the following  percentages of the combined  average  daily net assets of the Fund and all series of American  Skandia  Trust that are managed by the  Sub-Advisor:
 .40% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .35% of the portion  over $500 million but not in excess of $1 billion;  plus .30% of the portion over $1 billion but not in excess of $1.5  billion;  plus .25% of the portion in excess of  $1.5 billion.

         GAMCO  Investors,  Inc. for the ASAF Gabelli  All-Cap Value Fund: An annual rate equal to the following  percentages of the combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the  Sub-Advisor  and identified  by the  Sub-advisor  and the  Investment  Manager as being similar to the Fund:  .50% of the combined  average daily net assets not in excess of $500 million; plus .40% of the portion over $500 million.

         INVESCO Funds Group,  Inc. for the ASAF INVESCO  Technology Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the ASAF INVESCO Health  Sciences Fund: .55% of the of the portion of the average daily net assets not in excess of $100  million;  plus .45% of the  portion of the average  daily net assets  over $100  million but not in excess of $200  million;  plus .425% of the  portion of the average  daily net assets over $200  million but not in excess of
$400 million;  plus .40% of the portion of the average  daily net assets over $400 million but not in excess of $900  million;  plus
 .35% of the average daily net assets in excess of $900 million.

         INVESCO Funds Group,  Inc. for the ASAF INVESCO  Health  Sciences  Fund: An annual rate equal to the following  percentages of the  combined  average  daily net assets of the Fund and the ASAF  INVESCO  Technology  Fund:  .55% of the of the  portion of the average  daily net  assets  not in excess of $100  million;  plus .45% of the  portion of the  average  daily net  assets  over $100 million but not in excess of $200  million;  plus .425% of the portion of the average  daily net assets over $200 million but not in excess of $400  million;  plus .40% of the  portion of the  average  daily net assets  over $400  million  but not in excess of $900 million; plus .35% of the average daily net assets in excess of $900 million.

         ProFund  Advisors LLC for the ASAF  ProFund  Managed OTC Fund:  An annual rate of .35% of the portion of the average  daily net assets of the Fund not in excess of $400 million; plus .25% of the portion over $400 million.

         Alliance  Capital  Management  L.P. for the ASAF Alliance  Growth  Portfolio:  An annual rate equal to .40% of the combined average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-Advisor and identified by the  Sub-advisor  and the  Investment  Manager as being  similar to the Fund.  Between  December  31, 1998 and April 30,  2000,  the
Investment  Manager had  engaged  OppenheimerFunds,  Inc. as  Sub-advisor  for the Fund at a total  Sub-advisory  fee of .35% of the portion of the average  daily net assets of the Fund not in excess of $500  million;  plus .30% of the portion over $500 million but not in excess of $1 billion;  plus .25% of the portion in excess of $1 billion.  Prior to January 1, 1999,  the  Investment  Manager
had engaged Robertson,  Stephens & Company Investment  Management,  L.P. as Sub-advisor for the Fund, at a total Sub-advisory fee of
 .60% of the portion of the average daily net assets of the Fund not in excess of $200  million;  plus .50% of the portion of the net assets over $200 million.

         Marsico  Capital  Management,  LLC for the ASAF Marsico  Capital  Growth Fund:  An annual rate of .45% of the average daily net assets of the Fund.

         T. Rowe Price  Associates,  Inc.  for the ASAF T. Rowe Price Tax Managed  Fund:  An annual rate equal to .45% of the of the portion  of the  Fund's  average  daily net  assets not in excess of $100  million.  Once the  average  daily net assets of the Fund exceed $100 million,  the amount equals .40% on average daily net assets not in excess of $250 million;  plus .35% of the portion of the Fund's average daily net assets in excess of $250 million.

         Alliance Capital  Management L.P. Sanford C. Bernstein & Co., LLC for the ASAF  Alliance/Bernstein  Growth + Value Fund: An
annual rate equal to .40% of the combined  average daily net assets of the Growth  Portfolio of the Fund and the Growth Portfolio of
the series of American  Skandia Trust that is managed by the  Sub-Adviser  and  identified  by the  Sub-Adviser  and the  Investment
Manager as being similar to the Fund (specifically, the Growth portion of the AST Alliance/Bernstein Growth + Value Portfolio).

         Sanford C. Bernstein & Co., LLC for the ASAF Alliance/Bernstein Growth + Value Fund:    An  annual  rate  equal  to .40% of
the combined  average daily net assets of the Value Portfolio of the Fund and the Value Portfolio of the series of American  Skandia
Trust that is managed by the Sub-Adviser  and identified by the Sub-Adviser and the Investment  Manager as being similar to the Fund
(specifically, the Value portion of the AST Alliance/Bernstein Growth + Value Portfolio).

         Sanford C.  Bernstein & Co.,  LLC for the ASAF Sanford  Bernstein  Core Value Fund:  An annual rate equal to the  following percentages  of the combined  average  daily net assets of the Fund and the series of American  Skandia Trust that is managed by the
Sub-Advisor and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund: .25% of the portion of the combined average daily net assets not in excess of $500 million; plus .20% of the portion over $500 million.

         Sanford C.  Bernstein  & Co.,  LLC for the ASAF  Sanford  Bernstein  Managed  Index 500 Fund:  An annual  rate equal to the following  percentages  of the  combined  average  daily net assets of the Fund and the  series of  American  Skandia  Trust that is managed by the  Sub-Advisor and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .1533% of the  portion of the  combined  average  daily net assets not in excess of $300  million;  plus .10% of the portion of the net assets over $300  million.  Notwithstanding  the  foregoing,  the following  annual rate will apply for each day that the combined  average daily net assets are not in excess of $300 million:  .40% of the first $10 million of combined  average daily net assets;  plus .30%
on the next $40  million of combined  average  daily net assets;  plus .20% on the next $50  million of combined  average  daily net assets;  plus .10% on the next $200 million of combined average daily net assets.  Prior to May 1, 2000, the Investment  Manager had engaged  Bankers Trust Company as Sub-advisor  for the Fund at a total  Sub-advisory  fee equal to the following  percentages of the combined  average  daily net assets of the Fund and the series of American  Skandia  Trust that was managed by Bankers Trust Company and  identified by the  Sub-Advisor  and ASISI as being similar to the Fund:  .17% of the portion of the combined  average daily net assets not in excess of $300 million;  plus .13% of the portion over $300 million but not in excess of $1 billion;  plus .08% of the portion in excess of $1 billion.

         Janus Capital  Corporation  for the ASMT Janus Capital  Growth  Portfolio:  An annual rate of .45% of the average daily net assets of the Portfolio.

         Alliance  Capital  Management  L.P.  for the ASAF  Alliance  Growth  and  Income  Portfolio:  An annual  rate  equal to the following  percentages  of the  combined  average  daily net assets of the Fund and the  series of  American  Skandia  Trust that is managed by the Sub-Adviser and identified by the Sub-advisor and the Investment  Manager as being similar to the Portfolio:  .30% of the portion of the combined  average daily net assets not in excess of $1 billion;  plus .25% of the portion over $1 billion but not in excess of $1.5 billion;  plus .20% of the portion in excess of $1.5 billion.  Prior to May 1, 2000,  the  Investment  Manager had
engaged Lord,  Abbett & Co. as Sub-advisor for the Fund at a total  Sub-advisory fee of .50% of the portion of the average daily net assets of the Fund not in excess of $200  million;  plus .40% of the portion  over $200  million but not in excess of $500  million;
plus .375% of the portion  over $500 million but not in excess of $700  million;  plus .35% of the portion over $700 million but not in excess of $900  million;  when the  average  daily net assets of the Fund equal or exceed $900  million,  the annual rate will be
 .30% of the entire average daily net assets of the Fund.

         Massachusetts  Financial  Services  Company for the ASAF MFS Growth with Income Fund: An annual rate equal to the following percentages of the combined  average daily net assets of the Fund and the domestic equity series of American  Skandia Trust that are managed by  Massachusetts  Financial  Services  Company:  .40% of the portion of the combined average daily net assets not in excess of $300 million;  plus .375% of the portion over $300 million but not in excess of $600 million;  plus .35% of the portion over $600 million but not in excess of $900 million;  plus .325% of the portion over $900 million but not over $1.5 billion;  plus .25% of the portion in excess of $1.5 billion.

         INVESCO Funds Group,  Inc. for the ASMT INVESCO  Equity Income  Portfolio:  An annual rate of .35% of the average daily net assets of the Portfolio.

         American Century  Investment  Management,  Inc. for the ASAF American Century Strategic Balanced Fund: Because of the large amount of assets being  sub-advised  for the Investment  Manager by American  Century  Investment  Management,  Inc., the Investment
Manager was able to negotiate a reduction to the  Sub-advisor's  standard fee schedule.  This reduced fee schedule is an annual rate equal to the following  percentages  of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the Sub-advisor  and identified by the  Sub-advisor and Investment  Manager as being similar to the Fund: .45% of the  portion of the average  daily net assets of the Fund not in excess of $50  million;  plus .40% of the portion  over $50 million but not in excess of $100 million;  plus .35% of the portion over $100 million but not in excess of $500  million;  plus .30% of the portion over $500 million.

         Federated  Investment  Counseling  for the ASAF  Federated  High Yield Bond Fund:  An annual rate of .25% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .20% of the portion over $200 million.

         Pacific  Investment  Management  Company LLC for the ASMT PIMCO Total Return Bond Portfolio:  An annual rate of .25% of the average daily net assets of the Portfolio.

         J.P.  Morgan  Investment  Management  Inc. for the ASMT JPM Money Market  Portfolio:  An annual rate equal to the following percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia Trust that is managed by
J.P. Morgan  Investment  Management,  Inc. and identified by it and ASISI as being similar to the Portfolio:  .09% of the portion of the combined  average daily net assets not in excess of $500  million;  plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

Sub-Advisory Fee Waivers.  Certain  Sub-advisors  have voluntarily  agreed to waive a portion of their  sub-advisory  fees set forth above, as follows:

         Commencing  January 1, 1998,  Janus Capital  Corporation,  the  Sub-advisor  for the ASAF Janus  Overseas  Growth Fund, has voluntarily  agreed to waive a portion of its  sub-advisory  fee equal to .10% of the portion of the average daily net assets of the
Fund not in excess of $100  million.  When the average  daily net assets of the Fund equal or exceed $100  million,  such  voluntary fee waiver is no longer  applicable,  and the  sub-advisory  annual fee rate of .50% of the entire  average  daily net assets of the
Fund will be applied.

         Commencing  March 1, 1999,  Janus Capital  Corporation,  the  Sub-advisor  for the ASAF Janus  Small-Cap  Growth Fund,  has voluntarily  agreed to waive a portion of its  sub-advisory  fee equal to .05% of the portion of the  average  daily net assets over
$400 million but not in excess of $500 million and .05% on assets over $900 million but not in excess of $1 billion.

         Commencing  August 28,  2000,  GAMCO  Investors,  Inc.,  the  Sub-advisor  for the ASAF  Gabelli  All-Cap  Value Fund,  has voluntarily  agreed to waive a portion of its sub-advisory fee equal to the following  percentages of the combined average daily net assets of the Fund and the  corresponding  series of American Skandia Trust as referenced above under  "Sub-advisory  Fees": .10% of the portion of the combined  average daily net assets not in excess of $500 million;  .05% on combined  assets over $500 million but not in excess of $1 billion; and .10% on combined assets over $1 billion.

         Commencing  March 1, 2000,  Janus Capital  Corporation,  the Sub-advisor for the ASMT Janus Capital Growth  Portfolio,  has voluntarily  agreed to the following  revised fee schedule  based on the combined  average daily net assets of the Portfolio and the
AST JanCap Growth  Portfolio of American  Skandia Trust:  .55% of the portion of the combined average daily net assets not in excess of $100 million;  plus .50% of the portion over $100 million but not in excess of $500  million;  plus .45% of the portion over $500 million but not in excess of $2 billion;  plus .40% of the  portion  over $2 billion but not in excess of $5 billion;  plus .375% of the portion over $5 billion but not in excess of $10 billion; plus .35% of the portion in excess of $10 billion.

         Commencing January 1, 2001, Federated Investment  Counseling,  the Sub-advisor for the ASAF Federated High Yield Bond Fund, has voluntarily  agreed to waive a portion of its sub-advisory fee equal to the following  percentages of the combined average daily net assets of the Fund and the AST Federated High Yield  Portfolio of American  Skandia  Trust:  .25% of the portion of the combined average  daily net assets not in excess of $200  million;  .20% of the portion over $200 million but not in excess of $500  million;
plus .15% of the portion over $500 billion.

         Commencing May 1, 2000,  INVESCO Funds Group,  Inc., the  Sub-advisor  for the ASMT INVESCO  Equity Income  Portfolio,  has
voluntarily  agreed to waive a portion of its fee so that the following fee schedule based on the combined  average daily net assets of the Portfolio and the AST INVESCO  Equity Income  Portfolio is in effect:  .35% of the portion of the combined  average daily net assets not in excess of $1 billion; plus .30% of the portion over $1 billion.

         The  sub-advisory  fees paid by the  Investment  Manager for each Fund and Portfolio for the fiscal years ended October 31,
1998, October 31, 1999 and October 31, 2000, were as follows:

Name of Fund                                                      Year Ended            Year Ended            Period Ended
------------                                                      ----------            ----------            ------------
                                                               October 31, 1998      October 31, 1999        October 31,2000
                                                               ----------------      ----------------        ---------------

ASAF Founders International Small Capitalization Fund                 $18,941               $56,357                $629,160

ASAF AIM International Equity Fund                                    $0                    $0                     $93,437

ASAF Janus Overseas Growth Fund                                       $66,472               $653,259               $3,052,506

ASMT American Century International Growth Portfolio(1)               $47,029               $108,959               $317,484

ASAF Janus Small-Cap Growth Fund(2)                                   $25,777               $307,453               $2,095,310

ASAF Scudder Small-Cap Growth Fund                                    $0                    $0                     $136,903

ASAF Gabelli Small-Cap Value Fund(3)                                  $126,019              $332,996               $448,754

ASAF Janus Mid-Cap Growth Fund                                        $0                    $0                     $6,020

ASAF Neuberger Berman Mid-Cap Growth Fund                             $853                  $101,131               $916,310

ASAF Neuberger Berman Mid-Cap Value Fund                              $1,231                $83,233                $281,427

ASAF Alger All-Cap Growth Fund                                        $0                    $0                     $3,566

ASAF Gabelli All-Cap Value Fund                                       $0                    $0                     $1,807

ASAF INVESCO Technology Fund                                          $0                    $0                     $8,294

ASAF ProFund Managed OTC Fund(4)                                      $0                    $0                     $5,929

ASAF Alliance Growth Fund(5)                                          $40,530               $149,346               $458,322

ASAF Marsico Capital Growth Fund                                      $19,698               $1,268,283             $4,380,806

ASMT Janus Capital Growth Portfolio                                   $260,237              $3,071,198             $9,027,212

ASAF Sanford Bernstein Managed Index 500 Fund(6)                      $0                    $0                     $49,689

ASAF Alliance Growth and Income Fund(7)                               $34,297               $242,657               $511,886

ASAF MFS Growth with Income Fund                                      $0                    $0                     62,132

ASMT INVESCO Equity Income Portfolio                                  $114,014              $462,222               $903,531

ASAF American Century Strategic Balanced Fund                         $45,233               $343,430               $604,869

ASAF Federated High Yield Bond Fund                                   $53,150               $224,060               $312,712

ASMT PIMCO Total Return Bond Portfolio                                $58,336               $293,262               $457,713

ASMT JPM Money Market Portfolio                                       $15,061               $89,274                $146,770

(1)      For fiscal years 1998 and 1999, the entire fee noted above was paid to Rowe  Price-Fleming  International,  Inc., the prior
     Sub-advisor for the Fund.
(2) For fiscal year 1998, the entire fee noted was paid to Founders Asset  Management  LLC, the prior  Sub-advisor for the Fund. For fiscal year 1999, $10,776 was paid to Founders and $296,677 was paid to Janus Capital Corporation.
(3) For fiscal years 1998 and 1999, the entire fee noted above was paid to T. Rowe Price  Associates,  Inc.,  the prior  Sub-advisor for the Fund. For fiscal year 2000,  $388,341 was paid to T. Rowe Price  Associates,  Inc. and $60,413 was paid to GAMCO  Investors,
Inc.
(4) For fiscal year 2000, the entire fee noted above was paid to Rydex Global Advisors, the prior Sub-advisor for the Fund
(5) For fiscal years 1997 and 1998, the entire fee noted was paid to Robertson,  Stephens & Company Investment Management,  L.P. For
fiscal year 1999,  $19,192 was paid to Robertson  Stephens and  $130,154  was paid to  OppenheimerFunds,  Inc. For fiscal year 2000,
$155,168 was paid to OppenheimerFunds, Inc. and $303,154 was paid to Alliance Capital Management L.P.
(6) For fiscal year 2000, $13,847 was paid to Bankers Trust Company and $35,842 was paid to Sanford C. Bernstein & Co. LLC.
(7) For fiscal year 1999, the entire fee noted above was paid to Lord,  Abbett & Co., Inc., the prior  Sub-advisor for the Fund. For fiscal year 2000, $240,798 was paid to Lord Abbett & Co. and $271,088 was paid to Alliance Capital Management L.P.

         Fees for the  Portfolios  are based upon the total assets of each  Portfolio,  which include assets other than those of the
Feeder Funds. The Portfolios  commenced  operations in June 1997, while the ASAF Founders  International Small  Capitalization Fund,
ASAF Janus  Small-Cap  Growth Fund,  ASAF Gabelli  Small-Cap Value Fund,  ASAF American  Century  Strategic  Balanced Fund, and ASAF
Federated High Yield Bond Fund commenced  operations on July 28, 1997. The ASAF Janus Overseas  Growth Fund,  Alliance  Growth Fund,
and ASAF Alliance  Growth and Income Fund commenced  operations on January 2, 1998.  The ASAF Neuberger  Berman Mid-Cap Growth Fund,
ASAF Neuberger  Berman Mid-Cap Value Fund,  and ASAF Marsico  Capital Growth Fund commenced  operations on August 19, 1998. The ASAF
AIM  International  Equity Fund,  ASAF Sanford  Bernstein  Managed  Index 500 Fund,  and ASAF MFS Growth with Income Fund  commenced operations  on November 1, 1999.  The ASAF Scudder  Small-Cap  Growth Fund  commenced  operations  on March 1, 2000.  The ASAF Janus
Mid-Cap  Growth Fund,  ASAF Alger All-Cap  Growth Fund,  ASAF Gabelli  All-Cap  Value Fund,  ASAF INVESCO  Technology  Fund and ASAF
ProFund  Managed OTC Fund  commenced  operations on September 11, 2000. The ASAF INVESCO  Health  Sciences Fund,  ASAF T. Rowe Price
Tax Managed  Fund,  ASAF  Alliance/Bernstein  Growth + Value Fund and the ASAF Sanford  Bernstein  Core Value Fund had not commenced operations prior to the date of this SAI.

         Each  Sub-Advisory  Agreement  will  continue in effect from year to year,  provided it is approved at least  annually by a vote of the majority of the Directors or Trustees,  where applicable,  who are not parties to the agreement or interested persons of any such party,  cast in person at a meeting  specifically  called for the  purpose of voting on such  approval.  Each  Sub-Advisory
Agreement may be terminated  without penalty at any time by the Investment  Manager or the Sub-advisor upon 60 days' written notice, and will  automatically  terminate in the event of its "assignment" (as that term is defined in the 1940 Act) or upon termination of the Management  Agreement with respect to that  particular  Fund or Portfolio  (provided that the Sub-advisor has received notice of such termination).

THE ADMINISTRATOR:

         PFPC Inc. (the  "Administrator"),  103 Bellevue  Parkway,  Wilmington,  Delaware 19809, a Delaware  corporation which is an indirect  wholly-owned  subsidiary of PNC Financial Corp., serves as the administrator for both the Company and the Trust.  Pursuant to  administration  agreements  between  the  Administrator  and  the  Company  and the  Trust,  respectively  (the  "Administration
Agreements"),  the  Administrator has agreed to provide certain fund accounting and  administrative  services to the Company and the
Trust,  including,  among other services,  accounting  relating to the Company and the Trust and the investment  transactions of the foregoing;  computing daily NAVs;  monitoring the investments and income of the Company and the Trust for compliance with applicable tax laws;  preparing  for  execution  and filing  federal and state tax returns,  and annual and  semi-annual  shareholder  reports;
preparing  monthly  financial  statements  including  a schedule  of  investments;  assisting  in the  preparation  of  registration statements and other filings related to the  registration  of shares;  coordinating  contractual  relationships  and  communications between the  Investment  Manager and the  Company's and the Trust's  custodians;  preparing  and  maintaining  the Company's and the
Trust's books of account,  records of securities  transactions,  and all other books and records in accordance with applicable laws, rules and regulations  (including,  but not limited to, those records  required to be kept pursuant to the 1940 Act); and performing such other  duties  related to the  administration  of the  Company and the Trust as may be agreed upon in writing by the parties to the respective  Administration  Agreements.  The administrator  does not have any  responsibility or authority for the management of the  assets of the Funds or  Portfolios,  the  determination  of their  investment  policies,  or for any matter  pertaining  to the distribution of securities issued by the Company.

         Under the terms of the Administration  Agreements,  the Administrator  shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts,  within reasonable  limits, in performing  services to be provided for under the  agreements.  The  Administrator  shall be liable for any damages arising out of its failure to perform its duties under the  Administration  Agreements to the extent such damages arise out of its willful  misfeasance,  bad faith, gross negligence or reckless disregard of such duties. Any person, even though also an officer,  director,  partner,  employee or agent of the  Administrator,  who may be or become an officer,  director,  trustee,  employee or agent of the Company or the Trust,  shall be deemed  when  rendering  services to the  Company or the Trust or acting on any  business  of the  Company or the Trust  (other than services or business in  connection  with the  Administrator's  duties under the  Administration  Agreements)  to be rendering  such services to or acting solely for the Company or the Trust and not as an officer,  director,  partner, employee or agent or one under the control or  direction  of the  Administrator  even though paid by them.  The  Administration  Agreements  shall  continue  until terminated by either party on 60 days' prior written notice to the other party.

         As compensation for the services and facilities  provided by the  Administrator  to the Company,  the Company has agreed to pay the Administrator its  "out-of-pocket"  expenses,  plus a monthly  multi-class fee of $3,000 per Fund, plus a monthly feeder fee of $2,000 per Feeder  Fund,  plus  (except for the ASAF  Sanford  Bernstein  Managed  Index 500 Fund) the  greater of the  following monthly  fee based on the  average  daily net  assets of the  Non-Feeder  Funds -- 0.10%  (first  $200  million),  0.06%  (next $200 million),  0.0275% (next $200 million),  0.02% (next $400 million) and 0.01% (over $1 billion) -- or a minimum monthly fee of $6,250 per  Non-Feeder  Fund.  The fee for the ASAF Sanford  Bernstein  Managed Index 500 Fund is the greater of the following  monthly fee based on the average  daily net assets of the Fund -- 0.05% (first $200  million),  0.03% (next $200  million),  0.0275%  (next $200 million),  0.02% (next $400  million)  and 0.01%  (over $1 billion) - or a minimum  monthly  fee of $6,250.  The  Administrator  has agreed to waive the above monthly  multi-class  fee, the monthly feeder fee and the minimum  monthly fee for the first two months of each Fund's  operations,  and  thereafter  will decrease such waiver by 10%  increments  for each of the remaining ten months of the initial contract year.

         In addition,  as compensation  for the services and facilities  provided by the  Administrator  to the Trust, the Trust has agreed to pay the Administrator  its  "out-of-pocket"  expenses,  plus the greater of the following monthly fee based on the average daily net assets of the Portfolios -- 0.10% (first $200  million),  0.06% (next $200  million),  0.0275% (next $200 million),  0.02%
(next $400 million) and 0.01% ($1+ billion) -- or a minimum  monthly fee of $6,250 per Portfolio.  The  Administrator  has agreed to waive the above minimum  monthly fee for the first two months of each  Portfolio's  operations,  and  thereafter  will decrease such waiver by 10% increments for each of the remaining ten months of the initial contract year.

         For all of the Funds and  Portfolios  that  commenced  operations  prior to November 1, 1999,  monthly  fees payable to the
Administrator  have been frozen at the amounts  paid for the month of  December  1999.  The fees  payable to the  Administrator  for those Funds that  commenced  operations  on or after  November 1, 1999 (the ASAF AIM  International  Equity  Fund,  the ASAF Scudder
Small-Cap  Growth Fund,  the ASAF Janus Mid-Cap  Growth Fund,  the ASAF Alger All-Cap  Growth Fund,  the ASAF Gabelli  All-Cap Value
Fund, the ASAF INVESCO  Technology  Fund, the ASAF INVESCO Health Sciences Fund, the ASAF ProFund Managed OTC Fund, the ASAF T. Rowe
Price Tax Managed Fund,  the ASAF Alliance  Bernstein  Growth + Value Fund,  the ASAF Sanford  Bernstein  Core Value Fund,  the ASAF
Sanford  Bernstein  Managed Index 500 Fund, and the ASAF MFS Growth with Income Fund) are not subject to any freeze and will pay the
Administrator  under the fee  schedule  set forth above,  giving  effect to the  phased-in  minimum  fees as  applicable.  These fee arrangements  will remain in effect until such time as the  aggregate fee resulting  from the  application  of revised fee schedules based on the combined average daily net assets of each Fund or Portfolio and its  corresponding  portfolio of American Skandia Trust would result in a lower fee, at which point the revised fee schedules will take effect.

         Reimbursable  "out-of-pocket"  expenses include,  but are not limited to, postage and mailing,  telephone,  telex,  Federal
Express,  outside  independent  pricing  service charges and record  retention/storage.  For the fiscal year ended October 31, 1998, the Company paid the  Administrator  $507,368 and the Trust paid the Administrator  $291,316.  For the fiscal year ended October 31,
1999,  the Company  paid the  Administrator  $1,395,979  and the Trust paid the  Administrator  $724,469.  For the fiscal year ended
October 31, 2000, the Company paid the Administrator  $2,276,671 and the Trust paid the Administrator  $1,119,055.  These amounts do not include out-of-pocket expenses for which the Administrator was reimbursed.

QUALIFIED PLANS ADMINISTRATOR:

         American  Skandia  Fund  Services,  Inc.  ("ASFS"),  an  affiliate  of  ASISI,  receives  a fee  from  each  Fund  under an
Administration  Agreement  between ASFS and the Company with respect to services  provided in  connection  with  investments  in the
Company by certain  qualified  retirement  plans.  Pursuant  to this  agreement,  ASFS  selects  and  contracts  with third  parties providing  administrative  services for such plans  ("third-party  administrators")  or agents for such third-party  administrators.
Among other matters,  third party administrators  maintain records of the holdings in the Funds of individual plan participants.  As a result of the  third-party  administrators'  services,  the Company may realize  savings on costs that it would otherwise incur in maintaining shareholder accounts.

         ASFS uses its fee from each Fund to pay the third-party  administrators  and their agents,  which fee may be used to reduce fees that would otherwise be payable by the qualified plan to the  third-party  administrator.  The fee payable to ASFS  corresponds to the aggregate fees payable by ASFS to third-party  administrators  and agents under the terms of the agreements  between ASFS and such third-party  administrators and agents.  Such fees,  depending on the particular  agreement,  are payable by ASFS either (a) at an annual rate of 0.20% of plan assets invested in the Company through such  third-party  administrator  or agent, or (b) at a fixed dollar amount up to $15 annually per participant account that is maintained by a third-party  administrator  reflecting the holdings of a plan  participant in a Fund. ASFS does not receive any  compensation as qualified  plans  administrator  in addition to amounts it pays to third-party administrators and their agents and for other out-of -pocket expenses.

                                                           FUND EXPENSES

         Each Non-Feeder Fund and Portfolio pays its own expenses  including,  without  limitation:  (i) expenses of maintaining the
Fund or Portfolio and continuing its  existence;  (ii)  registration  of the Fund or Portfolio  under the 1940 Act; (iii)  auditing, accounting  and legal  expenses;  (iv) taxes and interest;  (v)  governmental  fees;  (vi) expenses of issue,  sale,  repurchase and redemption of Fund shares;  (vii)  expenses of  registering  and  qualifying  the Fund or Portfolio and its shares under federal and state  securities laws and of preparing and printing  prospectuses  for such purposes and for  distributing the same to shareholders and investors;  (viii) fees and expenses of registering  and  maintaining  registrations  of the Fund or Portfolio and of the Fund's principal  underwriter  as a  broker-dealer  or agent  under  state  securities  laws;  (ix)  expenses  of  reports  and  notices to shareholders  and of meetings of shareholders and proxy  solicitations  therefor;  (x) expenses of reports to governmental  officers and commissions;  (xi) insurance expenses;  (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians for all services to the Fund or Portfolio;  (xiv) fees,  expenses and disbursements of transfer agents,  dividend disbursing agents, shareholder  servicing  agents and  registrars  for all services to the Fund or Portfolio;  (xv) expenses for servicing  shareholder accounts;  (xvi) any direct  charges to  shareholders  approved by the Directors of the Company or the Trustees of the Trust,  where applicable;  (xvii)  compensation and expenses of Directors of the Company or the Trustees of the Trust,  where applicable,  who are not  "interested  persons" of the Fund or  Portfolio,  respectively;  and (xviii) such  nonrecurring  items as may arise,  including expenses  incurred  in  connection  with  litigation,  proceedings  and claims and the  obligation  of the  Company and the Trust to indemnify its  directors,  trustees and officers with respect  thereto.  Expenses  incurred by the Company or the Trust not directly attributable  to any  specific  Non-Feeder  Fund or  Portfolio  are  allocated  on the  basis of the net  assets  of the  respective
Non-Feeder Funds and Portfolios.

         The Investment  Manager has  voluntarily  agreed until March 1, 2002 to reimburse  each Fund for its  respective  operating expenses (and, in the case of the Feeder Funds, the Feeder Fund's pro rata share of operating  expenses of the Fund's  corresponding
Portfolio),  exclusive of taxes,  interest,  brokerage commissions,  distribution fees and extraordinary  expenses, but inclusive of the management fee, which in the aggregate exceed specified percentages of the Fund's average net assets as follows:

         ASAF Founders International Small Capitalization Fund: 1.70%

         ASAF AIM International Equity Fund: 1.60%

         ASAF Janus Overseas Growth Fund: 1.60%

         ASAF American Century International Growth Fund: 1.60%

         ASAF Janus Small-Cap Growth Fund: 1.30%

         ASAF Scudder Small-Cap Growth Fund: 1.30%

         ASAF Gabelli Small-Cap Value Fund: 1.40%

         ASAF Janus Mid-Cap Growth Fund: 1.40%

         ASAF Neuberger Berman Mid-Cap Growth Fund: 1.35%

         ASAF Neuberger Berman Mid-Cap Value Fund: 1.35%

         ASAF Alger All-Cap Growth Fund: 1.35%

         ASAF Gabelli All-Cap Value Fund: 1.35%

         ASAF INVESCO Technology Fund: 1.40%

         ASAF INVESCO Health Sciences Fund: 1.40%

         ASAF ProFund Managed OTC Fund: 1.25%

         ASAF Alliance Growth Fund: 1.30%

         ASAF Marsico Capital Growth Fund: 1.30%

         ASAF Janus Capital Growth Fund: 1.25%

         ASAF Alliance/Bernstein Growth + Value Fund: 1.35%

         ASAF Sanford Bernstein Core Value Fund: 1.20%

         ASAF Sanford Bernstein Managed Index 500 Fund: 1.00%

         ASAF Alliance Growth & Income Fund: 1.15%

         ASAF MFS Growth with Income Fund: 1.30%

         ASAF INVESCO Equity Income Fund: 1.17%

         ASAF American Century Strategic Balanced Fund: 1.15%

         ASAF Federated High Yield Bond Fund: 1.00%

         ASAF PIMCO Total Return Bond Fund: 1.00%

         ASAF JPM Money Market Fund: 1.00%

         The Investment  Manager may terminate the above voluntary  agreements at any time after May 1, 2001.  Voluntary payments of
Fund expenses by the Investment  Manager may be made subject to reimbursement by the Fund, at the Investment  Manager's  discretion, within the two year period  following  such payment to the extent  permissible  under  applicable  law and provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

                                                     DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTOR:

         American  Skandia  Marketing,  Incorporated  ("ASM"  or the  "Distributor"),  located  at  One  Corporate  Drive,  Shelton,
Connecticut  06484,  serves as the  principal  underwriter  and  distributor  for each Fund  pursuant to an  underwriting  agreement initially approved by the Directors of the Company (the  "Underwriting  Agreement").  The Distributor is a registered  broker-dealer and member of the National  Association of Securities  Dealers,  Inc.  ("NASD").  The Distributor is an "affiliated  person" (within the meaning of the 1940 Act) of the Company,  the Trust and the  Investment  Manager,  being a  wholly-owned  subsidiary of American
Skandia, Incorporated.

         Shares of each Fund will be  continuously  offered and will be sold by selected  broker-dealers  who have executed  selling agreements  with the  Distributor.  The  Distributor  bears all the  expenses of  providing  services  pursuant to the  Underwriting
Agreement.  Each Fund bears the expenses of registering its shares with the SEC and with applicable  state  regulatory  authorities.
The Underwriting  Agreement  continues in effect for two years from initial approval and for successive one-year periods thereafter, provided  that each such  continuance  is  specifically  approved  (i) by the vote of a majority of the  Directors  of the  Company, including a majority of the Directors who are not parties to the  Underwriting  Agreement or "interested  persons" of any such party
(as defined in the 1940 Act);  or (ii) by the vote of a "majority of the  outstanding  voting  securities"  of a Fund (as defined in the 1940 Act). In the event that the  Underwriting  Agreement  terminates,  all  obligations  of the  Distributor  thereunder  shall cease,  including the  Distributor's  undertaking to purchase Class X Bonus Shares.  For information  regarding Class X Bonus Shares and the  Distributor's  undertaking,  see the  Company's  Prospectus  under "How to Buy  Shares:  Purchase  of Class X Shares."  The
Distributor is not obligated to sell any specific amount of shares of any Fund.

         The following table shows, for the fiscal year ended October 31, 2000,  information about the compensation  received by the
Distributor:

Net Underwriting Commissions
         (portion of initial sales charge retained by Distributor):             $3,086,083
Compensation on Redemptions:                                                    $15,250,852
Brokerage Commissions (compensation from Supplemental
         Distribution Plans as described below under "The Distribution
         Plans"):                                                               $738,982
Other Compensation (compensation from other Distribution Plans):                $54,317,745

         For the fiscal year ended October 31, 2000, aggregate  underwriting  commissions were $24,768,248,  of which $3,086,093 was retained by the  Distributor.  For the fiscal year ended October 31, 1999,  aggregate  underwriting  commissions were $13,231,476 of which,  as noted above $0, was  retained by the  Distributor.  For the fiscal year ended  October 31, 1998,  aggregate  underwriting commissions were $2,691,543, of which, $0 was retained by the Distributor.

THE DISTRIBUTION PLANS:

         The Company has adopted separate  Distribution and Service plans (commonly  referred to as "12b-1 Plans") for Class A, B, C and X shares of each Fund (the "Class A Plan," "Class B Plan," "Class C Plan" and "Class X Plan,"  individually,  and  collectively, the "Class Plans")  pursuant to appropriate  resolutions of the Directors of the Company and in accordance with the  requirements of
Rule 12b-1 under the 1940 Act and the  requirements  of the applicable  rules of the NASD regarding  asset based sales charges.  The
Class Plans permit the payment of certain fees from Fund assets to the  Distributor,  an affiliate of the  Investment  Manager,  for its services and costs in  distributing  Fund shares and providing for services to shareholder  accounts.  In addition,  the Company has adopted a Supplemental  Distribution Plan and the Trust has adopted a Distribution Plan (the "Supplemental  Plans," and together with the Class Plans,  the "Plans") under Rule 12b-1 under the 1940 Act to permit the Distributor to receive  brokerage  commissions in connection with purchases and sales of securities held by the Funds and the Portfolios,  and to use these  commissions to promote the sale of shares of the Funds.

         Under the Plans,  the  Distributor  may use the  amounts  received to pay various  distribution-related  expenses,  such as advertising,  printing of sales materials,  training sales personnel, and compensating broker-dealers who sell shares of the Company and provide  services to shareholder  accounts.  Such  broker-dealer  compensation  may include initial sales  concessions,  ongoing sales and service fees, and additional  marketing fees  requested by selling  broker-dealers,  all as described  below under "Dealer
Compensation  Information."  The Distributor may receive  compensation  under the Plans  regardless of whether it actually uses such compensation to pay  distribution  expenses.  The Distributor  has assigned its right to receive any  distribution  and service fees under the Class B Plan and the Class X Plan, as well as any contingent  deferred sales charge for Class B and Class X shares,  to an unaffiliated third party that finances the sale of Class B and Class X shares.

         The following table shows, for the twelve months ended September 30, 2000, the nature and amount of the  expenditures  made under the Plans:

         Advertising and sales literature:             $2,365,616
         Printing of prospectuses and reports
                  for other than current
                  shareholders                           $183,433
         Compensation to sales personnel
                  (including direct expenses
                  of sales personnel)                  $8,286,783
         Compensation to dealers
                  (Class A shares)                     $5,614,569
         Compensation to dealers
                  (Class B shares)                   $115,731,335
         Compensation to dealers
                  (Class C shares)                    $12,035,950
         Compensation to dealers
                  (Class X shares)                     $6,490,060
         Purchase of Class X bonus
                  shares                               $5,201,991
         Other dealer compensation                     $2,184,299
         Conferences and seminars for
                  dealer personnel                       $395,977

         The  distribution  expenses paid under the Plans will be intended to result in the sale of shares of the Company's  various
Funds. As a result,  amounts  incurred by a Fund or Portfolio under the Plans  (including  brokerage  commissions  paid by a Fund or
Portfolio  under the  Supplemental  Plans) may be used in a manner that  promotes  the sale of shares of other Funds or  Portfolios.
Certain  Funds of the Company may not be  available  for  additional  investments  or for  purchase by new  investors.  Distribution expenses that are not  attributable  to a particular Fund or Portfolio will be allocated among the Funds and Portfolios on different bases (e.g.,  relative asset size and relative new sales of the Funds or Portfolios)  depending on the nature of the expense and the manner in which the amount of such expense is determined.  Distribution  expenses that are  attributable to a particular  class of a
Fund (e.g., sales concessions) will be allocated to that class.

         The Plans were adopted by a majority vote of the  Directors of the Company and Trustees of the Trust,  including at least a majority of Directors or Trustees,  as applicable,  who are not  "interested  persons" of the Funds or the Portfolios (as defined in the 1940 Act) and who do not have any direct or  indirect  financial  interest  in the  operation  of the  Plans,  cast in person at meetings  called for the purpose of voting on the Plans.  In approving  the Plans,  the Directors of the Company and the Trustees of
the Trust  identified and  considered a number of potential  benefits  which the Plans may provide,  including,  but not limited to, improving the Distributor's ability to attract investments by enabling it to compensate  broker-dealers  selling shares of the Funds adequately and in the most effective  manner,  and that the resulting  increases in assets should enable the Funds and Portfolios to achieve  greater  economies of scale and lower their  per-share  operating  expenses.  The Directors also  considered the benefit of promoting  shareholder access to the services of broker-dealer  representatives  who have knowledge of the shareholders'  particular circumstances  and goals.  With respect to the Class X Plan,  the Directors  considered the possible  increase in investor  interest and consequent  increase in portfolio  assets resulting from the use of the fees payable under such plan, in part, to facilitate the
Distributor's  purchase of  additional  shares for Class X investors  as a bonus.  The  Directors of the Company and the Trustees of the Trust  believe that there is a reasonable  likelihood  that the Plans will benefit each Fund and  Portfolio  and its current and future shareholders in the manner contemplated.

         Each Plan,  pursuant to its terms,  remains in effect from year to year provided such  continuance is approved  annually by vote of the Directors or Trustees,  as  applicable,  in the manner  described  above.  All material  amendments to the Plans must be approved  by the  Directors  or  Trustees,  as  applicable,  in the manner  described  above.  The Class Plans may not be amended to increase  materially  the  amount to be spent for  distribution  without  approval  of the  shareholders  of each class of a Fund or
Portfolio  affected  thereby  entitled to vote thereon under the 1940 Act. The  Supplemental  Plans may not be amended to materially change the source of monies  from  which  distribution  expenses  are paid  without  approval  of the  shareholders  of each Fund or
Portfolio  affected  thereby  entitled to vote thereon under the 1940 Act. The Plans may be terminated at any time,  without payment of a penalty,  by vote of the majority of the Directors or Trustees,  as applicable,  who are not interested  persons of the Fund or the Portfolio and have no direct or indirect  financial  interest in the operations of the Plans, or by a vote of a "majority of the outstanding  voting  securities"  (as defined in the 1940 Act) of the class,  Fund or Portfolio  affected  thereby  entitled to vote thereon under the 1940 Act.  A Plan will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

DEALER COMPENSATION INFORMATION

         In addition to the dealer compensation  information described in the Company's Prospectus,  the following may be applicable to the purchase of Fund shares.

         Class A Dealer  Compensation.  The  concessions  paid to dealers and brokers  from the initial  sales charge on the sale of
Class A shares are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):

                                                  Concession                                     Concession
                                                  (as % of                                       (as % of
Amount of Purchase:                               offering                                       offering
------------------                                --------------                                 --------
                                                  price)                                         price)
                                                  ------                                         ------
Less than $50,000                                     3.50%                                          5.00%
$50,000 up to $100,000                                3.00%                                          4.25%
$100,000 up to $250,000                               2.50%                                          3.25%
$250,000 up to $500,000                               1.75%                                          2.50%
$500,000 up to $1 million                             1.25%                                          2.00%

         In addition,  the  Distributor may allocate the entire amount of the initial sales charge for the sale of Class A shares to dealers for all sales occurring during a particular period.

         The Distributor  uses  distribution  and service fees received under the Class A Plan to compensate  qualified  dealers for services provided in connection with the sale of shares and the maintenance of shareholder  accounts.  Such  compensation  generally is paid by the  Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets  attributable to
Class A shares held in accounts of the dealer or its  customers.  However,  in the case of shares  purchased at NAV with a CDSC, the
Distributor  will pay the dealer of record a sales  commission in an amount equal to 0.50% of the amount  invested,  and the ongoing compensation  will not begin until one year after  purchase.  NAV shares are not subject to the  one-year  exclusion  in cases where the shareholder has made arrangements with the Company and the dealer of record waives the sales commission.

         Class B Dealer  Compensation.  The  Distributor  uses  distribution  and service  fees  received  under the Class B Plan to compensate  qualified  dealers for  services  provided in  connection  with the sale of shares and the  maintenance  of  shareholder accounts.  Such  compensation  is paid by the  Distributor  quarterly  at an annual rate not to exceed  0.50% of the Fund's  average daily net assets  attributable to Class B shares (and any shares  purchased by the  reinvestment of dividends or capital gains) held for over seven years.

         The  Distributor  normally  pays a sales  concession  of 5.50% (and may pay up to 6.00%) of the  purchase  price of Class B shares to the dealer from its own resources at the time of the sale.

         Class X Dealer  Compensation.  The  Distributor  uses  distribution  and service  fees  received  under the Class X Plan as reimbursement  for its purchases of Bonus Shares, as well as to compensate  qualified  dealers,  brokers,  banks and other financial institutions  for services  provided in connection  with the sale of Class X shares and the  maintenance  of  shareholder  accounts.
Such latter  compensation  is paid by the  Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's  average daily net assets  attributable  to Class X shares (and any shares  purchased by the  reinvestment  of  dividends or capital  gains as such shares) held for over seven years.

         The  Distributor  normally  pays a sales  concession  of 3.00% (and may pay up to 3.50%) of the  purchase  price of Class X shares to the dealer from its own resources at the time of the sale.

         Class C Dealer  Compensation.  The  Distributor  uses  distribution  and service  fees  received  under the Class C Plan to compensate  qualified  dealers for  services  provided in  connection  with the sale of shares and the  maintenance  of  shareholder accounts.  The  Distributor  currently  pays a 1.00% fee to dealers in advance  upon sale of Class C shares and retains the fee paid by the Fund in the first year.  After the shares have been held for a year, the  Distributor  pays the fee to dealers on a quarterly basis.  The Class C CDSC is  waived,  and the  one-year  exclusion  on  ongoing  compensation  does not  apply,  in cases  where the shareholder  has made  arrangements  with the  Company  and the  dealer of record  waives the 1.00% fee upon  sale.  Similarly,  the initial fee is not paid and the payment of ongoing quarterly  compensation  begins immediately after purchase with respect to shares purchased under an asset allocation program sponsored by ASISI or its affiliates.

         Additional  Dealer  Compensation.  In addition to the amounts paid to dealers as concessions  that are discussed above with respect to each class of the Company's shares,  the Distributor may enter into special  compensation  arrangements with dealers that have sold or are expected to sell large amounts of shares.  As of January 13, 2000, the  Distributor  had entered into nineteen such arrangements,  one of which  called for  compensation  based on a specified  percentage  of the value of shares held by the Dealer's customers,  thirteen of which called for  compensation  based on a specified  percentage  of the value of shares sold by the Dealer, and five of which  called for  compensation  based on a  combination  of assets and sales.  None of these  payments  will change the price an investor pays for shares.

                                                  DETERMINATION OF NET ASSET VALUE

         The net asset value  ("NAV") per share of each Fund is  determined  in the manner  described in the  Company's  Prospectus.
Each Fund will  determine  the NAV of its shares on each day that the New York Stock  Exchange  (the  "NYSE") is open for  business.
The  Directors of the Company and the  Trustees of the Trust have each  established  procedures  for valuing the assets of the Funds and Portfolios,  respectively.  In general,  these  valuations are based on market  quotations.  However,  in certain  circumstances where market  quotations are not readily  available,  assets are valued by methods  specified in the procedures that are believed to accurately reflect the assets' fair value.

         Securities held by each Non-Feeder  Fund and Portfolio,  other than the ASMT JPM Money Market  Portfolio (the "Money Market
Portfolio"),  that are valued based on market  quotations  will be valued as follows:  portfolio  securities,  including  open short positions and options  written,  are valued at the last sale price on the securities  exchange or securities  market  (including the
NASDAQ  National Market System) on which such  securities  primarily are traded.  Securities not listed on an exchange or securities market,  or securities in which there were not  transactions on that day, are valued at the average of the most recent bid and asked price,  except in the case of open short positions where the asked price is available.  Portfolio  securities  which are traded both
"over-the-counter"  and on an exchange are valued  according to their primary  market,  and it is expected that for debt  securities this ordinarily will be the over-the-counter market.

         Generally,  trading in foreign securities,  as well as U.S. Government securities,  money market instruments and repurchase agreements,  is  substantially  completed  each day at various times prior to the close of the NYSE.  The values of such  securities used in computing  the net asset value of the shares of a Fund or  Portfolio  generally  are  determined  as of such earlier  times.
Foreign currency  exchange rates are also generally  determined prior to the close of the NYSE.  Occasionally,  events affecting the value of such  securities  and such exchange  rates may occur between the times at which such values  usually are determined and the close of the NYSE.  If such  extraordinary  events  occur,  their  effects may not be  reflected in the net asset value of a Fund or
Portfolio calculated as of the close of the NYSE on that day.

         The NAV per share of the Money Market  Portfolio is  determined  by using the  amortized  cost method of valuing  portfolio instruments.  Under the  amortized  cost method of valuation,  an instrument is valued at cost and the interest  payable at maturity upon the instrument is accrued as income, on a daily basis,  over the remaining life of the instrument.  Neither the amount of daily income nor the NAV is affected by unrealized  appreciation or depreciation of the Portfolio's  investments assuming the instrument's obligation  is paid in full on  maturity.  In periods of  declining  interest  rates,  the  indicated  daily  yield on shares of the
Portfolio  computed using  amortized cost may tend to be higher than a similar  computation  made using a method of valuation  based upon market  prices and  estimates.  In periods of rising  interest  rates,  the  indicated  daily yield on shares of the  Portfolio computed using  amortized cost may tend to be lower than a similar  computation  made using a method of valuation  based upon market prices and  estimates.  In addition,  short-term  obligations  with  remaining  maturities of less than 60 days that are held by any
Fund or Portfolio are valued at amortized cost.

         The  amortized  method of valuation  is intended to permit the Money Market  Portfolio to maintain a constant NAV per share of $1.00.  No  assurances  can be given that this can be  attained.  The  Directors  of the Company  and the  Trustees of the Trust,
where  applicable,  periodically  review the extent of any deviation  from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation  would exceed  one-half of one percent,  the
Directors of the Company and the Trustees of the Trust,  where applicable,  will promptly consider any action that reasonably should be initiated to eliminate or reduce  material  dilution or other unfair  results to  shareholders.  Such action may include  selling portfolio  securities  prior to maturity,  not  declaring  earned income  dividends,  valuing  portfolio  securities on the basis of current market prices,  if available,  or, if not available,  at fair value,  and  (considered  highly unlikely by management of the
Company and the Trust) redemption of shares in kind (i.e., with portfolio securities).

         A Fund's maximum  offering price per Class A share,  other than for the ASAF JPM Money Market Fund, is determined by adding the  maximum  sales  charge to the NAV per  share.  Class A shares of the ASAF JPM Money  Market  fund,  Class B, C and X shares are offered at NAV without the imposition of an initial sales charge.

                                                   ADDITIONAL INFORMATION ON THE
                                                 PURCHASE AND REDEMPTION OF SHARES

REDUCTION OR WAIVER OF SALES CHARGES AND CDSC ON CLASS A SHARES:

         The Company's  Prospectus under "How to Buy Shares" describes  certain  reductions and/or waivers of sales charges and CDSC that apply to the purchase of Class A Shares.  The following  provides more specific  information  on such  reductions or waivers as well as certain additional waivers.

         Waiver of All Class A Sales  Charges.  No sales charge is imposed on sales of Class A shares for the  following  investors:
(1) the Investment Manager,  its parent company,  any affiliate or subsidiary of the parent company; (2) present or former officers, directors,  trustees and employees  (and their parents,  spouses,  siblings and dependent  children) of the Company,  the Investment
Manager  (including  its parent  company  or any  affiliate  or  subsidiary  of the parent  company)  or the  Sub-advisors,  and any retirement plans  established by such entities for their  employees;  (3) accounts with respect to which any person described in (2)
above acts as a custodian on behalf of a minor  (including  Uniform Gift to Minors Act and Uniform Transfer to Minors Act accounts);
(4) present  partners and employees (and their parents,  spouses and dependent  children) of the Transfer Agent and the Company's or the Trust's legal counsel and administrator;  (5) dealers that have a sales agreement with the Distributor,  if they purchase shares for their own accounts or for  retirement  plans for their  employees;  (6)  employees  and  registered  representatives  (and their parents,  spouses and dependent  children) of dealers or financial  institutions that have entered into sales arrangements with such dealers (and are identified to the Distributor) or with the  Distributor;  the purchaser must certify to the Distributor at the time of purchase that the purchase is for the  purchaser's own account (or for the benefit of such employee's  parents,  spouse,  parents of spouse,  or minor children);  (7) employees (and their parents,  spouses and dependent  children) of firms providing the Company, the Trust or their affiliates with regular legal,  actuarial,  auditing,  underwriting,  claims,  administrative,  computer-support, marketing,  office  or other  services;  (8) any  Sub-advisor  of the  Company  or the  Trust;  and (9)  shares  issued  in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party.

         Waiver of Class A CDSC.  The Class A CDSC is waived in the  following  cases if shares are redeemed and the Transfer  Agent is notified:  (1) redemptions under a Systematic  Withdrawal Plan as described in this Prospectus under "Special Investment Programs and  Privileges";  (2)  redemptions to pay premiums for optional  insurance  coverage  described in this  Prospectus  under "Special
Investment  Programs and Privileges";  (3) redemptions  following death or post-purchase  disability (as defined by Section 72(m)(7)
of the Code);  (4)  distributions  or loans to participants of qualified  retirement plans and other employee benefit plans; (5) the portion of a mandated  minimum  distribution  from an IRA,  SIMPLE IRA or 403(b)(7) plan equal to the percentage of your plan assets held in Class A shares of the Company;  (6) the portion of any substantially  equal periodic payments (as described in Section 72(t)
of the  Code)  equal to the  percentage  of your  plan  assets  held in class A shares  of the  Company;  (7) the  return  of excess contributions  made to your IRA,  SIMPLE IRA,  403(b)(7) plan or 401(k) plan; and (8) where the  shareholder  has made  arrangements with the Company and the dealer of record waives its initial sales commission.

         Combined  Purchases.  Initial sales charge reductions are available by combining into a single  transaction the purchase of
Class A shares with the  purchase  of any other  class of shares.  Qualifying  purchases  include:  (1)  individual  purchases  by a trustee (or other  fiduciary) if the  investment  is for a single trust estate or single  fiduciary  account,  including an employee benefit plan other than those described  above; and (2) purchases by qualified  employee  benefit plans,  other than those described above,  of a single  employer,  or of  affiliated  employers as defined in the 1940 Act.  Purchases  made for nominee or street name accounts  (securities  held in the name of an investment  dealer or another nominee such as a bank trust  department  instead of the customer) may not be aggregated  with purchases made for other accounts and may not be aggregated  with other nominee or street name accounts unless otherwise qualified as described above.

         Rights of  Accumulation:  Each Fund  offers to all  qualifying  investors  certain  "rights of  accumulation"  under  which investors  are  permitted  to  purchase  Class A shares of any Fund at the  price  applicable  to the total of (a) the then  current purchase  amount  plus (b) an amount  equal to the then  current  NAV of the  purchaser's  holdings of all shares of any Fund of the
Company.  Acceptance  of the  purchase  order is subject  to  confirmation  of  qualification.  A  qualifying  investor's  rights of accumulation may be amended or terminated at any time as to subsequent purchases.

         Letter of  Intent:  Any person  may  qualify  for a reduced  sales  charge on  purchases  of Class A shares  made  within a thirteen-month  period pursuant to a Letter of Intent ("LOI").  In computing the total amount  purchased for purposes of determining the applicable sales  commission,  the offering price of shares currently held in the Funds which were purchased within 90 days from the date of  acceptance  of the LOI may be used as a credit  toward Fund shares to be purchased  under the LOI.  Class A, B, C and X shares acquired through the  reinvestment of  distributions do not constitute  purchases for purposes of the LOI. During the term of an LOI, Boston Financial Data Services,  Inc., the Company's  transfer agent (the "Transfer  Agent"),  will hold shares in escrow to secure  payment of the higher sales  charge  applicable  for shares  actually  purchased  if the amount  indicated on the LOI is not purchased.  Dividends  and capital  gains will be paid on all  escrowed  shares and these  shares  will be released  when the amount indicated on the LOI has been  purchased.  An LOI does not obligate the investor to buy or the Fund to sell the indicated  amount of the LOI. If the specified  amount of the LOI is not  purchased,  the  shareholder  shall remit to the Transfer Agent an amount equal to the  difference  between the sales charge paid and the sales charge that would have been paid had the  aggregate  purchases  been made at a single time. If the Class A shareholder  does not (within twenty days after a written  request by the Transfer  Agent) pay such  difference in sales charge,  the Transfer Agent will redeem an appropriate  number of escrowed shares in order to realize such difference.  Additional information about the terms of the LOI are available from your registered representative.

SPECIAL REDEMPTIONS:

         Although it would not  normally do so, each Fund has the right to pay the  redemption  price of shares of the Fund in whole or in part in portfolio  securities as prescribed by the Directors of the Company.  When the shareholder sells portfolio  securities received in this fashion,  he would incur a brokerage  charge.  Any such securities  would be valued for the purposes of making such payment at the same value as used in  determining  NAV.  The Funds have  elected to be  governed  by Rule 18f-1  under the 1940 Act, pursuant to which each Fund is obligated to redeem  shares  solely in cash from any one account  during any 90-day  period up to the lesser of $250,000 or 1% of the NAV of the applicable Fund or Portfolio at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

         A Fund may not suspend a shareholder's  right of redemption or postpone  payment for a redemption for more than seven days, unless the New York Stock  Exchange  ("NYSE") is closed for other than  customary  weekends or  holidays,  or trading on the NYSE is restricted,  or for any  period  during  which an  emergency  exists as a result of which (1)  disposal  by a Fund or  Portfolio  of securities  owned by it is not reasonably  practicable,  or (2) it is not reasonably  practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

         For further  information  regarding the purchase and redemption of Fund shares,  see "How to Buy Shares" and "How to Redeem
Shares," respectively, in the Company's Prospectus.

                                                       PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

         Subject to the supervision of the Directors of the Company and the Trustees of the Trust,  where  applicable,  decisions to buy and sell  securities  for the  Company  and the  Trust  are  made for each  Non-Feeder  Fund  and  Portfolio  by its  respective
Sub-advisor.  Each  Sub-advisor is authorized to allocate the orders placed by it on behalf of the  applicable  Fund or Portfolio to brokers who also provide  research or  statistical  material or other  services to the  Sub-advisor or the Fund or Portfolio for the use of the  applicable  Fund or Portfolio and other  accounts as to which the  Sub-advisor  exercises  investment  discretion.  Such allocation  shall  be in such  amounts  and  proportions  as the  Sub-advisor  shall  determine.  The  Sub-advisor  will  report  on allocations of brokerage  either to the Investment  Manager,  which will report on such  allocations to the Directors of the Company or the Trustees of the Trust,  where  applicable,  or, if  requested,  directly to the  Directors or  Trustees.  These  reports will indicate the brokers to whom such  allocations  have been made and the basis  therefor.  The Sub-advisor may consider sale of shares of the Funds, or may consider or follow  recommendations of the Investment Manager that take such sales into account,  as factors in the selection of brokers to effect  portfolio  transactions  for a Fund or Portfolio,  subject to the requirements of best net price available and most favorable  execution.  In this regard,  the Investment  Manager may direct certain of the  Sub-advisors to try to effect a portion of their Fund or  Portfolio's  investment  transactions  through  broker-dealers  that sell  shares of the Fund (or corresponding  Fund, in the case of the  Portfolios),  to the extent  consistent  with best net price  available and most  favorable execution.

         Subject to the rules  promulgated by the SEC, as well as other  regulatory  requirements,  a Sub-advisor  also may allocate orders to brokers or dealers  affiliated with the  Sub-advisor or the Investment  Manager.  Such allocation  shall be in amounts and proportions as the  Sub-advisor  shall  determine.  The  Sub-advisor  will report on these  allocations  of brokerage  either to the
Investment  Manager,  which will report on such  allocations  to the  Directors of the Company or the  Trustees of the Trust,  where applicable, or, if requested, directly to the Directors or Trustees.

         In selecting a broker to effect each particular  transaction,  each Sub-advisor will take the following into consideration:
the best net price  available;  the  reliability,  integrity  and  financial  condition of the broker;  the size and  difficulty  in executing  the order;  and the value of the  expected  contribution  of the broker to the  investment  performance  of the Fund on a continuing  basis.  Subject to such  policies  and  procedures  as the  Directors  of the Company and the  Trustees of the Trust may
determine,  a Sub-advisor  shall not be deemed to have acted  unlawfully or to have breached any duty solely by reason of its having caused a Fund or  Portfolio  to pay a broker  that  provides  research  services  to the  Sub-advisor  an amount of  commission  for effecting an investment  transaction  in excess of the amount of  commission  another  broker would have charged for effecting  that transaction,  if the Sub-advisor  determines in good faith that such amount of commission was reasonable in relation to the value of the research  service  provided by such broker viewed in terms of either that particular  transaction or the  Sub-advisor's  ongoing responsibilities  with  respect  to the Fund or  Portfolio  and other  accounts  as to which the  Sub-advisor  exercises  investment discretion.  Accordingly,  the amount of the brokerage  commission in any  transaction may be greater than that available from other brokers if the difference is reasonably  justified by other aspects of the services  offered.  For the fiscal year ended October 31,
1998,  aggregate brokerage  commissions of $320,297 and $177,016 were paid in relation to brokerage  transactions of the Company and the Trust,  respectively.  For the fiscal year ended October 31, 1999,  aggregate  brokerage  commissions of $2,169,322 and $853,911 were paid in relation to brokerage  transaction  of the Company and the Trust,  respectively.  For the fiscal year ended October 31,
2000,  aggregate  brokerage  commissions of $4,563,593 and $978,509 were paid in relation to brokerage  transactions  of the Company and the Trust,  respectively.  The  increase in  commissions  paid is  primarily  the result of the  increase in the  Company's  and
Trust's net assets.

         During the fiscal years ended October 31, 1998, October 31, 1999 and October 31, 2000,  brokerage  commissions were paid by the ASMT American  Century  International  Growth Portfolio to certain  affiliates of Rowe  Price-Fleming  International,  Inc., the former  Sub-advisor  of the  Portfolio,  in the amount of $821,  $1,924,  and $3,724,  respectively.  For the year ended October 31,
2000,  4.6% of the total  brokerage  commissions  paid by this  Portfolio  were paid to the  affiliated  brokers,  with  respect  to transactions  representing  5.8% of the  Portfolio's  total dollar  amount of  transactions  involving  the payment of  commissions.
During the fiscal year ended  October 31,  1998,  brokerage  commissions  were paid to  NationsBanc  Montgomery  Securities  LLC, an affiliate  of the former  Sub-advisor  to the ASAF  Alliance  Growth Fund,  by this Fund in the amount of $3,542.  During the fiscal years ended October 31, 1998,  October 31, 1999, and October 31, 2000 brokerage  commissions  were paid to J.P.  Morgan  Securities,
Inc., an affiliate of American Century  Investment  Management,  Inc., by the ASAF American Century  Strategic  Balanced Fund in the
amount of $735, $150 and $2,660,  respectively.  For the year ended October 31, 2000, 3.5% of the total brokerage  commissions  paid by this Fund were paid to the affiliated  broker,  with respect to transactions  representing 1.7% of the Fund's total dollar amount of  transactions  involving  the payment of  commissions.  During the fiscal  years ended  October  31,  1998,  October 31, 1999 and
October 31, 2000,  brokerage  commissions were paid to Neuberger  Berman,  LLC, an affiliate of Neuberger Berman Management Inc., by the ASAF  Neuberger  Berman  Mid-Cap  Growth Fund in the amount of $1,812,  $10,650 and  $63,243,  respectively.  For the year ended
October 31, 2000,  26.0% of the total brokerage  commissions paid by this Fund were paid to the affiliated  broker,  with respect to transactions  representing  28.2% of the Fund's total dollar amount of  transactions  involving the payment of  commissions.  During the fiscal  years ended  October 31,  1998,  October 31, 1999 and October 31,  2000,  brokerage  commissions  were paid to Neuberger
Berman,  LLC by the ASAF Neuberger  Berman  Mid-Cap Value Fund in the amount of $688,  $28,311 and $122,881,  respectively.  For the year ended October 31, 2000,  29.9% of the total brokerage  commissions paid by this Fund were paid to the affiliated  broker,  with respect  to  transactions  representing  31.2%  of the  Fund's  total  dollar  amount  of  transactions  involving  the  payment  of commissions.  For the fiscal  years ended  October 31, 1999 and October 31, 2000,  brokerage  commissions  were paid to  NationsBanc
Montgomery  Services,  LLC, an affiliate of Marsico Capital  Management,  LLC, by the ASAF Marsico Capital Growth Fund in the amount of $28,029 and $102,707,  respectively.  For that period,  9.3% of the total  brokerage  commissions  paid by this Fund were paid to the affiliated broker,  with respect to transactions  representing 8.7% of the Fund's total dollar amount of transactions  involving the payment of  commissions.  For the fiscal year ended  October 31,  2000,  brokerage  commissions  were paid to  Donaldson  Lufkin
Jenrette  Securities  Corporation  Inc., an affiliate of Alliance  Capital  Management  L.P., by the ASAF Alliance Growth and Income
Fund in the  amount  of $546.  For  that  period,  0.1% of the  total  brokerage  commissions  paid by this  Fund  were  paid to the affiliated broker,  with respect to transactions  representing 0.2% of the Fund's total dollar amount of transactions  involving the payment of commissions.  For the fiscal year ended October 31, 2000,  brokerage  commissions were paid to an affiliate of Sanford C.
Bernstein & Co., LLC by the ASAF Sanford  Bernstein Managed Index 500 Fund in the amount of $59,002.  For that period,  65.4% of the total brokerage  commissions paid by this Fund were paid to the affiliated broker,  with respect to transactions  representing 59.4%
of the Fund's total dollar  amount of  transactions  involving  the payment of  commissions.  For the fiscal year ended  October 31,
2000, brokerage  commissions were paid to an affiliate of Fred Alger Management,  Inc., by the ASAF Alger All-Cap Growth Fund in the
amount of $6,047.  For that period,  100% of the total brokerage  commissions paid by this Fund were paid to the affiliated  broker, with  respect to  transactions  representing  100% of the Fund's  total  dollar  amount of  transactions  involving  the  payment of commissions.  For the fiscal year ended October 31, 2000, brokerage  commissions were paid to an affiliate of Prudential  Securities
Incorporated,  an affiliate GAMCO Investors,  Inc. by the ASAF Gabelli All-Cap Value Fund in the amount of $7,620.  For that period,
99.5% of the total  brokerage  commissions  paid by this Fund were paid to the  affiliated  broker,  with  respect  to  transactions representing  99.3% of the Fund's total dollar  amount of  transactions  involving the payment of  commissions.  For the fiscal year ended October 31, 2000, brokerage  commissions were paid to an affiliate of Prudential Securities  Incorporated,  an affiliate GAMCO
Investors,  Inc. by the ASAF Gabelli Small-Cap Value Fund in the amount of $126,052.  For that period,  89.3% of the total brokerage commissions  paid by this Fund were paid to the affiliated  broker,  with respect to transactions  representing  85.4% of the Fund's total dollar amount of transactions involving the payment of commissions.

         In  addition,  as  described  above  under "The  Distribution  Plans,"  certain  Funds and  Portfolios  directed  brokerage transactions  to a broker-dealer  acting as the clearing firm for the Company's  Distributor,  which acted as introducing  broker in connection  with the  transactions.  The table below  reflects the commission  amounts  directed to such clearing firm for each such
Fund or Portfolio,  the percentage of the Fund or Portfolio's total  commissions this represents,  and the percentage of the Fund or
Portfolio's total transaction value involving the payment of commissions that was directed in this manner.

-------------------------------------------------------------- ------------------ -------------------- ------------------------
Fund Name                                                            Commissions      % of Total Fund  % of Dollar Amount of
                                                                                          Commissions  Fund Transactions
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASAF Janus Overseas Growth Fund                                         $147,079                11.5%                    10.3%
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASMT American Century International Growth Portfolio                      $7,385                 9.2%                     8.2%
(formerly, the ASMT T. Rowe Price International Equity
Portfolio)
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASAF Janus Small-Cap Growth Fund                                          $4,683                 1.8%                     0.8%
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASAF Neuberger Berman Mid-Cap Growth Fund                                $34,482                14.2%                    15.6%
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASAF Neuberger Berman Mid-Cap Value Fund                                 $60,195                14.6%                    17.0%
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASAF Marsico Capital Growth Fund                                        $112,662                10.2%                    11.2%
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASMT Janus Capital Growth Portfolio                                      $70,825                11.1%                     8.7%
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASAF Alliance Growth and Income Fund (formerly, the ASAF                $314,683                50.3%                    49.9%
Lord Abbett Growth and Income Portfolio)
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASAF Alliance Growth Fund                                                $96,979                55.4%                    57.2%
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASMT INVESCO Equity Income Portfolio                                    $103,710                39.9%                    40.1%
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASAF AIM International Equity Fund                                       $34,315                26.9%                    25.4%
-------------------------------------------------------------- ------------------ -------------------- ------------------------
-------------------------------------------------------------- ------------------ -------------------- ------------------------
ASAF Sanford Bernstein Managed Index 500 Fund                            $16,192                17.9%                    20.6%
-------------------------------------------------------------- ------------------ -------------------- ------------------------

ALLOCATION OF INVESTMENTS:

         The  Sub-advisors  of the  Non-Feeder  Funds and  Portfolios  have  other  advisory  clients,  some of which  have  similar investment  objectives to one or more of the Funds or Portfolios  for which advisory  services are being  provided.  In addition,  a
Sub-advisor  may be  engaged  to  provide  advisory  services  for more  than  one Fund or  Portfolio.  There  will be times  when a
Sub-advisor  may  recommend  purchases  and/or sales of the same  securities  for a Fund or Portfolio  and the  Sub-advisor's  other clients.  In such  circumstances,  it will be the  policy of each  Sub-advisor  to  allocate  purchases  and  sales  among a Fund or
Portfolio and its other clients,  including other Funds or Portfolios for which the Sub-advisor  provides  advisory  services,  in a manner  which the  Sub-advisor  deems  equitable,  taking  into  consideration  such  factors as size of account,  concentration  of holdings,  investment  objectives,  tax status,  cash  availability,  purchase  costs,  holding period and other  pertinent  factors relative to each account.

PORTFOLIO TURNOVER:

         Each  Non-Feeder  Fund and  Portfolio may sell its  portfolio  securities,  regardless of the length of time that they have been held, if the  Sub-advisor  and/or the  Investment  Manager  determines  that such a disposition is in the Fund's or Portfolio's best  interest.  Portfolio  turnover  rates may  increase  as a result  of the need for a Fund or  Portfolio  to effect  significant amounts of purchases or  redemptions  of portfolio  securities  due to economic,  market,  or other  factors that are not within the
Sub-advisor's  or  Investment  Manager's  control.  A high  rate of  portfolio  turnover  (generally  in  excess  of 100%)  involves correspondingly  higher  brokerage  commission  expenses and other  transaction  costs,  which must be ultimately  borne by a Fund's shareholders.  Trading in fixed  income  securities  does not  generally  involve the  payment of  brokerage  commissions,  but does involve  indirect  transaction  costs.  High portfolio  turnover rates may also generate  larger taxable income and taxable  capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders.

         The turnover rates for the ASAF Founders  International  Small  Capitalization Fund for the year ended October 31, 1999 and the year ended October 31, 2000 were 268% and 516%,  respectively.  The increase in portfolio  turnover  resulted  primarily  from a change in the portfolio  manager  responsible for the management of the Fund, who is expected to engage in more frequent trading for the Fund than the prior portfolio  manager.  The turnover rates for the ASMT American  Century  International  Growth  Portfolio for
the year ended October 31, 1999 and the year ended October 31, 2000 were 31% and 165%,  respectively.  American  Century  Investment
Management,  Inc.  became the Fund's  Sub-advisor on May 1, 2000 and trading  precipitated  by this change resulted in the unusually high portfolio  turnover for the year ended October 31, 2000.  The turnover  rates for the ASAF Neuberger  Berman Mid-Cap Value Fund for the period ended  October 31, 1999 and the year ended  October 31, 2000 were 126% and 196%,  respectively.  The  turnover  rates for the ASAF  Alliance  Growth and Income Fund for the year ended  October 31, 1999 and the year ended October 31, 2000 were 47% and
135%,  respectively.  Alliance  Capital  Management  L.P. became the Fund's  Sub-advisor on May 1, 2000 and trading  precipitated by this change  resulted in the  unusually  high  portfolio  turnover for the year ended October 31, 2000.  The turnover  rates for the
ASMT PIMCO Total Return Bond  Portfolio  for the year ended October 31, 1999 and the year ended October 31, 2000 were 145% and 464%, respectively.  The substantial  reduction in the portfolio  turnover rate was caused in large part by the Portfolio's  decreased use of certain derivative instruments.

         A 100% portfolio  turnover rate would occur if all of the securities in a portfolio of investments  were replaced  during a given period. For additional  information  regarding portfolio  turnover,  see the Company's  Prospectus under "Portfolio  Turnover"
and "Financial Highlights."

                                                   ADDITIONAL TAX CONSIDERATIONS

         Federal  Income Tax  Consequences.  Each Fund is treated as a separate  entity for federal  income tax purposes.  Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated  investment  company" under  Subchapter M of the Internal  Revenue Code of 1986,  as amended (the  "Code"),  and intends to continue to so qualify in the future.  As a regulated investment  company,  a Fund must,  among  other  things,  (a) derive at least 90% of its gross  income  from  dividends,  interest, payments with respect to loans of stock and  securities,  gains from the sale or other  disposition of stock,  securities or foreign currency and other income (including but not limited to gains from options,  futures,  and forward  contracts)  derived with respect to its business of investing in such stock,  securities or foreign  currency;  and (b) diversify its holdings so that, at the end of each  quarter of its taxable  year,  (i) at least 50% of the value of the Fund's total assets is  represented  by cash,  cash items,
U.S. Government  securities,  securities of other regulated  investment  companies,  and other securities limited, in respect of any one issuer,  to an amount not greater than 5% of the Fund's total  assets,  and 10% of the  outstanding  voting  securities  of such issuer,  and (ii) not more than 25% of the value of its total  assets is invested in the  securities  of any one issuer  (other than
U.S. Government  securities or securities of other regulated  investment  companies).  As a regulated investment company, a Fund (as opposed to its  shareholders)  will not be subject to federal  income  taxes on the net  investment  income and capital gain that it distributes to its shareholders,  provided that at least 90% of its net investment  income and realized net short-term  capital gain in excess of net long-term  capital loss for the taxable year is distributed in accordance with the Code's timing  requirements (the
"Distribution  Requirement").  For additional  information  regarding the Funds' treatment as regulated  investment  companies under the Code,  and certain  consequences  if such  treatment is not accorded any Fund, see the Company's  Prospectus  under  "Dividends,
Capital Gains and Taxes."

         Each Fund will be subject to a 4% non-deductible  federal excise tax on a portion of its  undistributed  taxable income and capital gains if it fails to meet certain  distribution  requirements  by the end of the calendar  year.  Each Fund intends to avoid liability for such tax by satisfying such distribution requirements.

         Each of the Feeder Funds will invest all of its  investable  assets in a  corresponding  Portfolio of the Trust.  Each such
Fund will be deemed to own a proportionate  share of its corresponding  Portfolio's assets and income for the purpose of determining whether the Fund qualifies as a regulated  investment  company.  Accordingly,  each  Portfolio  intends to conduct its operations so that its corresponding Fund will be able to satisfy applicable tax requirements.

         If a Fund or  Portfolio  acquires  stock in certain  non-U.S.  corporations  ("passive  foreign  investment  companies"  or
"PFICs")  that  receive at least 75% of their  annual  gross  income from  passive  sources  (such as  interest,  dividends,  rents, royalties or capital gains) or at least 50% of whose average  assets produce or are held for the production of such passive  income, that Fund (or, in the case of a  Portfolio,  its  corresponding  Fund  indirectly  through its interest in the  Portfolio)  could be subject to federal income tax and additional  interest charges on "excess  distributions"  received from such companies or gain from the sale of stock in such  companies,  even if the Fund  distributes  its  share of the PFIC  income as a  taxable  dividend  to its shareholders.  A certain  election  (treating  the PFIC as a "qualified  electing  fund") filed with the Fund's  federal  income tax return may, if available,  ameliorate  these adverse tax  consequences,  but any such election would require the applicable  Fund to recognize  ordinary taxable income and net capital gain of the PFIC without the  corresponding  receipt of cash which may need to be distributed by the Fund to satisfy the Distribution Requirement.

         Pursuant to proposed  regulations,  open-end  regulated  investment  companies such as the Funds would be entitled to avoid the tax consequences  described in the previous  paragraph by electing to  mark-to-market  their stock in certain PFICs.  Marking to market in this context means  recognizing  as gain for each taxable year the excess,  as of the end of that year, of the fair market value of each PFIC's stock over the owner's  adjusted basis in that stock  (including mark to market gains of a prior year for which an election was in effect).

         Gains and losses  realized by a Fund  (directly,  or through its  interest  in a  Portfolio)  in  connection  with  certain transactions  involving  foreign  currency-denominated  debt  securities,  certain  foreign  currency  futures and options,  foreign currency  forward  contracts,  foreign  currencies  themselves,  or payables or receivables  denominated  in a foreign  currency are generally treated as ordinary income and loss.

         Some Funds,  or, in certain cases,  the Portfolio in which a Fund may invest its assets,  may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign  securities.  Tax conventions  between certain countries  and the U.S. may reduce or eliminate  such taxes.  A Fund,  more than 50% of the value of whose total assets at the close of a taxable year (held  directly or  indirectly  through a  corresponding  Portfolio)  consists of stock or  securities  in foreign corporations,  may elect to "pass-through" these foreign taxes to its shareholders,  in which case each shareholder will be required to include its pro rata portion  thereof in its gross income but, if it itemizes  deductions,  will be able to deduct or (subject to various limitations) will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

         Each Fund or Portfolio  that invests in zero coupon  securities or in other  securities  with original  issue  discount (or securities with market discount,  if the Fund or Portfolio  elects to include market discount in income  currently) must accrue such discount income currently even if no corresponding  payment is received.  However,  because income subject to a Fund's  Distribution
Requirement  includes such accrued  discount,  to satisfy that  requirement,  a Fund may have to dispose of its (or, as the case may be, its corresponding Portfolio's) securities under disadvantageous circumstances, or borrow, to generate the needed cash.

         Forward currency  contracts,  options and futures contracts entered into by a Fund or Portfolio may create  "straddles" for federal income tax purposes with other such  contracts or with  securities  positions,  and this may affect the character and timing of gains or losses realized by the Fund (or, in the case of a Portfolio,  by its corresponding  Fund) on such contracts,  options or securities.  Certain  straddles  treated  as short  sales for tax  purposes  may also  result in the loss of the  holding  period of securities  included in the straddles  for purposes of the 30% of gross income test  described  above,  and  therefore,  a Fund's or
Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

         Certain options,  futures and foreign  currency  contracts held by a Fund or Portfolio at the end of each taxable year will be required to be  "marked-to-market"  for federal  income tax purposes -- i.e.,  treated as having been sold at market  value.  For options and futures contracts,  60% of any gain or loss recognized on these deemed sales and on actual  dispositions will be treated as long-term  capital gain or loss, and the remainder will be treated as short-term  capital gain or loss regardless of how long the
Fund or Portfolio has held such options or futures.  However,  gain or loss  recognized on certain foreign  currency  contracts will be treated as ordinary income or loss.

         If a Fund or Portfolio  satisfies certain  requirements,  any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether  realized or not) of the offsetting  hedging  position  during the period of the hedge for purposes of determining  whether the Fund (or, in the case of a Portfolio,  its corresponding  Fund) satisfies the 30%
gross income test above.  Thus,  only the net gain (if any) from the designated  hedge will be included in gross income for purposes of that  limitation.  Each Fund or Portfolio will consider  whether it should seek to satisfy those  requirements to enable the Fund
(or, in the case of a Portfolio, its corresponding Fund) to qualify for this treatment for hedging transactions.

         To maintain a constant  $1.00 per share NAV, the  Directors of the ASAF JPM Money Market Fund (the "Money Market Fund") may
direct that the number of  outstanding  shares be reduced pro rata.  If this  adjustment  is made,  it will reflect the lower market value of portfolio  securities  and not realized  losses.  The adjustment  may result in a shareholder  having more dividend  income than net income in his  account  for a period.  When the number of  outstanding  shares of the Money  Market  Fund is  reduced,  the shareholder's  basis in the shares of the Fund may be adjusted to reflect the  difference  between  taxable income and net dividends actually distributed.  This difference may be realized as a capital loss when the shares are liquidated.

         Distributions  from a Fund's  current or  accumulated  earnings and profits  ("E&P"),  as computed  for federal  income tax purposes,  will be taxable as described in the Company's  Prospectus  whether taken in shares or in cash. These  distributions  will be treated as dividends,  but will qualify for the 70%  dividends-received  deduction for the Fund's corporate  shareholders only to the  extent  designated  in a  notice  to the  Fund's  shareholders  as  being  attributable  to  dividends  received  by the  Fund.
Distributions,  if any, in excess of E&P will  constitute a return of capital,  which will first reduce an investor's tax basis in a
Fund's  shares  and  thereafter  (after  such basis is reduced to zero)  will  generally  give rise to capital  gains.  Shareholders electing to receive  distributions  in the form of additional  shares will have a cost basis for federal income tax purposes in each share so  received  equal to the amount of cash they would have  received  had they  elected to receive the  distributions  in cash, divided by the number of shares received.

         At the time of an  investor's  purchase of shares of a Fund (other than the Money Market  Fund),  a portion of the purchase price is often  attributable to realized or unrealized  appreciation in the Fund's portfolio or undistributed  taxable income of the
Fund.  Consequently,  subsequent  distributions  from such appreciation or income may be taxable to such investor even if the NAV of the  investor's  shares  is,  as a result  of the  distributions,  reduced  below  the  investor's  cost for  such  shares,  and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of a Fund,  other than the Money Market Fund  (including an exchange for other Fund shares),  a shareholder  may  realize a taxable  gain or loss.  Such  gain or loss will be  capital  if the  shares  are  capital  assets in the shareholder's  hands and will be long-term or short-term capital gain or loss,  depending upon the shareholder's  holding period for the shares.  A sales  charge  paid in  purchasing  shares of a Fund ("load  charge")  cannot be taken into  account for  purposes of determining  gain or loss on the  redemption or exchange of such shares within 90 days after their  purchase to the extent shares of the same or another  Fund are  subsequently  acquired  without  payment of a load  charge  pursuant  to a  reinvestment  or exchange privilege.  Such disregarded load charge will result in an increase in the shareholder's  tax basis in the Fund shares  subsequently acquired.  Also,  any loss  realized on a  redemption  or exchange of shares of a Fund will be  disallowed  to the extent the shares disposed of are replaced  with shares of the same Fund within a period of 61 days  beginning 30 days before and ending 30 days after such  disposition.  In such a case,  the basis of the shares  acquired  will be  adjusted to reflect the  disallowed  loss.  If Fund shares are redeemed or exchanged at a loss after being held for six months or less,  the loss will be treated as long-term,  instead of short-term, capital loss to the extent of any capital gains distributions received on those shares.

         Each  shareholder will be required to furnish its social security or taxpayer  identification  number and certify that such number is correct and that the shareholder is not subject to back-up  withholding  for failure to report income to the IRS.  Failure to comply with applicable IRS  regulations,  including the  certification  procedures  described above, may result in the Fund being required to collect back-up withholding at a 31% rate on taxable distributions and redemptions to the shareholder.

         Different tax treatment,  including  penalties on certain excess  contributions and deferrals,  certain  pre-retirement and post-retirement  distributions and certain  prohibited  transactions,  is accorded to shareholder  accounts  maintained as qualified retirement plans.  Shareholders should consult their tax advisers for more information.

         The foregoing  discussion  relates solely to federal income tax law as applicable to U.S. persons (i.e.,  U.S.  citizens or residents and U.S. domestic corporations,  partnerships,  trusts or estates) generally.  The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions.

         A foreign  shareholder  (i.e., a nonresident  alien  individual,  foreign trust or estate,  foreign  corporation or foreign partnership)  not engaged in a U.S. trade or business with which its  investment in a Fund is effectively  connected will be subject to federal  income tax treatment that is different from that described  above.  These  investors may be subject to U.S.  withholding tax at the rate of 30% (or a lower rate under an applicable  tax treaty) on amounts  treated as ordinary  dividends from a Fund and, unless an effective IRS Form W-8 or authorized  substitute  is on file,  to backup  withholding  at the rate of 31% on certain other payments  from the Fund.  Distributions  treated as long term capital gains to foreign  shareholders  will not be subject to federal income tax unless the  distributions are effectively  connected with the  shareholder's  U.S. trade or business or, in the case of a non-resident  alien  individual,  the  shareholder is present in the U.S. for more than 182 days during the taxable year and certain other  conditions are met.  Non-U.S.  investors  should consult their tax advisers  regarding such treatment and the  application of foreign taxes to an investment in any Fund.

         State and Local Tax  Consequences.  Each Fund may be subject to state or local  taxes in  jurisdictions  in which such Fund may be deemed to be doing  business.  In addition,  in those states or localities  which have income tax laws, the treatment of such
Fund and its  shareholders  under such laws may differ from their  treatment  under federal  income tax laws, and investment in such
Fund may have different tax consequences for shareholders  than would direct  investment in such Fund's (or, in the case of a Feeder
Fund, its corresponding  Portfolio's)  portfolio securities.  Shareholders should consult their own tax advisers with respect to any state or local taxes.

                                                   CAPITAL STOCK OF THE COMPANY &
                                                  PRINCIPAL HOLDERS OF SECURITIES

         Capital Stock.  The authorized  capital stock of the Company  consists of the following shares (par value $.001 per share):
ASAF  Founders  International  Small  Capitalization  Fund (138  million);  ASAF  American  Century  International  Growth Fund (138
million);  ASAF AIM  International  Equity Fund (138 million);  ASAF Janus Overseas Growth Fund (100 million);  ASAF Janus Small-Cap
Growth Fund (100 million);  ASAF Scudder Small-Cap Growth Fund (138 million);  ASAF Gabelli Small-Cap Value Fund (138 million); ASAF
Janus Mid-Cap Growth Fund (138  million);  ASAF Neuberger  Berman Mid-Cap Growth Fund (138 million);  ASAF Neuberger  Berman Mid-Cap
Value Fund (138  million);  ASAF Alger  All-Cap  Growth Fund (138  million);  ASAF Gabelli  All-Cap Value Fund (138  million);  ASAF
INVESCO Technology Fund (138 million);  ASAF ProFund Managed OTC Fund (138 million);  ASAF Alliance Growth Fund (138 million);  ASAF
Marsico Capital Growth Fund (138 million);  ASAF Janus Capital Growth Fund (350 million);  ASAF Sanford  Bernstein Managed Index 500
Fund (138  million);  ASAF  Alliance  Growth and Income Fund (138  million);  ASAF MFS Growth with Income Fund (138  million);  ASAF
INVESCO Equity Income Fund (138 million);  ASAF American Century  Strategic  Balanced Fund (138 million);  ASAF Federated High Yield
Bond Fund (138 million); ASAF PIMCO Total Return Bond Fund (138 million); and ASAF JPM Money Market Fund (1.5 billion).

         Description of Shares.  The Company  currently has  twenty-five  separate  series of shares,  each of which is divided into
Class A, B, C and X shares.  The Directors of the Company are  authorized to  establish,  from time to time and without  shareholder approval,  additional  series or  classes of  shares.  The  assets of each  series of shares  belong  only to that  series,  and the liabilities  of each  series  are borne  solely by that  series  and no other.  Shares of each Fund  represent  equal  proportionate interests in the assets of that Fund only and have identical  voting,  dividend,  redemption,  liquidation,  and other rights.  Each class of shares,  however,  bears different sales charges,  distribution fees and related expenses,  and has exclusive voting rights with respect to its respective  12b-1  Distribution  and Service Plan. All shares issued are fully paid,  non-assessable  and freely transferable, and have no preference, preemptive or similar rights.

         Shareholder  Voting and Meetings.  The shares of the Funds are entitled to vote separately to approve  investment  advisory agreements  or changes in investment  restrictions,  but  shareholders  of all series vote together in the election and selection of directors.  Each  shareholder is entitled to one vote for each share (and to the  appropriate  fractional  vote for each  fractional share) of the Funds held upon all matters  submitted  to the  shareholders  generally.  Shareholders  of all Funds and classes  will vote  together as a single  class,  except when  otherwise  required by  applicable  law or as  determined  by the  Directors of the
Company;  and provided that  shareholders  of a particular  Fund or class shall not be entitled to vote on any matter which does not affect any  interest of that Fund or class,  except as otherwise  required by  applicable  law. The  Directors of the Company do not intend to hold annual  meetings of  shareholders  of the Funds,  and will call special  meetings of  shareholders  of a Fund only if required under the 1940 Act and other  applicable law, in their  discretion or upon written request of holders of 10% or more of the outstanding  shares of that Fund entitled to vote.  Although  Directors are not elected annually by the  shareholders,  shareholders have under certain  circumstances  the right to remove one or more Directors.  If required by applicable law, a meeting will be held to vote on the removal of a Director or  Directors  of the  Company if  requested  in writing by the holders of not less than 10% of the Company's outstanding shares.

         The following  table lists  persons  owning more than 5% of any class of the Fund's  outstanding  shares as of February 26,
2001.
                               American Skandia Advisor Funds, Inc., - Report of 5% or Greater Owners
                               ----------------------------------------------------------------------

                                                      As of February 26, 2001
                                                      -----------------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
          Fund and Share Class                      Owner Name                          Address                   Percent
                                                                                                                 Ownership
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

ASAF Founders International Small         N/A                              N/A                                           N/A
Capitalization Fund Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF AIM International Equity Fund        Wells Fargo Bank Minnesota       P.O. Box 1533                               7.41%
Class A                                                                    Minneapolis, MN 55480

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          c/o Hedge Funds Svcs             P.O. Box 23 Road Town                      11.57%
                                          Wexford Clearing Services Corp   Tortola

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          Mesirow Financial Inc.           350 North Clark Street                      5.80%
                                          a/c 6074-4135 David Schimel      Chicago, IL 60610

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF AIM International Equity Fund        N/A                              N/A                                           N/A
Class B
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF AIM International Equity Fund        Wexford Clearing Services Corp   Washington Mall West                       12.25%
Class C                                   FBO Nation Asset Management LTD  Reid Street - 4th Floor
                                                                           Bermuda
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF AIM International Equity Fund        N/A                              N/A                                           N/A
Class X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Janus Overseas Growth Fund           N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century International       Wells Fargo Bank Minnesota       P.O. Box 1533                               8.04%
Growth Fund Class A                                                        Minneapolis, MN 55480
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          Painewebber FBO Peconic          404 East Bay Street                         6.21%
                                          Offshore Fund Corporation

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          Mesirow Financial Inc.           350 North Clark Street                      7.14%
                                          a/c 6074-4135 David Schimel      Chicago, IL 60610

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century International       N/A                              N/A                                           N/A
Growth Fund Class B
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century International       Painewebber FBO Rhino Fund Two   3800 Fanwood Place                          5.13%
Growth Fund Class C                       Ltd Partnership                  Richmond, VA 23233

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          Weiss Peck & Greer LLC           1 New York Plaza, 31st Floor                5.27%
                                                                           New York, NY 10004

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          Wexford Clearing Services Corp   Washington Mall West                        5.23%
                                          FBO Nation Asset Management LTD  Reid Street - 4th Floor Bermuda
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century International       N/A                              N/A                                           N/A
Growth Fund Class X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Janus Small-Cap Growth Fund          N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Scudder Small-Cap Growth Fund        N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Gabelli Small-Cap Value Fund         Wells Fargo Bank Minnesota       P.O. Box 1533                               5.75%
Class A                                                                    Minneapolis, MN 55480
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Gabelli Small-Cap Value Fund         N/A                              N/A                                           N/A
Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Janus Mid-Cap Growth Fund            N/A                              N/A                                           N/A
Class A, B, C and X

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Growth      N/A                              N/A                                           N/A
Fund Class A, B, C and X

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Value       Wells Fargo Bank Minnesota       P.O. Box 1533                               7.84%
Fund Class A                                                               Minneapolis, MN 55480
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Value       N/A                              N/A                                           N/A
Fund Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alger All-Cap Growth Fund            Wells Fargo Bank Minnesota       P.O. Box 1533                              14.40%
Class A                                                                    Minneapolis, MN 55480
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alger All-Cap Growth Fund            N/A                              N/A                                           N/A
Class B and C

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alger All-Cap Growth Fund            State Street Bank & Trust Co.    8107 W. Smithville Road                     5.54%
Class X                                   Cust for the IRA of Christine    Peoria, IL 61607
                                          Lewis

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          State Street Bank & Trust Co.    4637 Streeter Road                          6.34%
                                          Cust for the Rollover IRA of     Mantua, OH 44255
                                          James Elsey
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Gabelli All-Cap Value Fund           Wells Fargo Bank Minnesota       P.O. Box 1533                              22.42%
Class A                                                                    Minneapolis, MN 55480
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Gabelli All-Cap Value Fund           N/A                              N/A                                           N/A
Class B and C
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Gabelli All-Cap Value Fund           State Street Bank & Trust Co.    15300 SW Lark Lane                         10.71%
Class X                                   Cust for the IRA of Thomas       Beaverton, OR 97007
                                          Gianelli, MD
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF INVESCO Technology Fund              Wells Fargo Bank Minnesota       P.O. Box 1533                               5.58%
Class A                                                                    Minneapolis, MN 55480
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF INVESCO Technology Fund              N/A                              N/A                                           N/A
Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF ProFund Managed OTC Fund             Wells Fargo Bank Minnesota       P.O. Box 1533                               6.67%
Class A                                                                    Minneapolis, MN 55480
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF ProFund Managed OTC Fund             N/A                              N/A                                           N/A
Class B and C
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF ProFund Managed OTC Fund             State Street Bank & Trust Co     66 Pleasure Drive                           5.26%
Class X                                   Cust for the 403b FBO            Harris NY 12742
                                          Doris Motl
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alliance Growth Fund                 Wells Fargo Bank Minnesota       P.O. Box 1533                               8.73%
Class A                                                                    Minneapolis, MN 55480
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alliance Growth Fund                 N/A                              N/A                                           N/A
Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Marsico Capital Growth Fund          N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Janus Capital Growth Fund            N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Sanford Bernstein Managed Index      N/A                              N/A                                           N/A
500 Fund
Class A, B and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Sanford Bernstein Managed Index      Attn:  Murray L. Hammock         HC 75 Box 4280                             18.29%
500 Fund                                  Raymond James & Assoc Inc. FBO   Mayer, AZ 86333
Class C                                   Cordes Junction Investors LP

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alliance Growth and Income Fund      Wells Fargo Bank Minnesota       P.O. Box 1533                               5.29%
Class A                                                                    Minneapolis, MN 55480
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alliance Growth and Income Fund      N/A                              N/A                                           N/A
Class B
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alliance Growth and Income Fund      Attn:  Murray L. Hammock         HC 75 Box 4280                              9.72%
Class C                                   Raymond James & Assoc Inc. FBO   Mayer, AZ 86333
                                          Cordes Junction Investors LP

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alliance Growth and Income Fund      N/A                              N/A                                           N/A
Class X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF MFS Growth with Income Fund Class A  Wells Fargo Bank Minnesota       P.O. Box 1533                               6.07%
                                                                           Minneapolis, MN 55480
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF MFS Growth with Income Fund Class    N/A                              N/A                                           N/A
B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF INVESCO Equity Income Fund           N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century Strategic           Fahnestock & Co Inc FBO          City of Waterbury                           8.62%
Balanced Fund Class A                     A320149329                       125 Broad Street
                                                                           New York, NY 10004
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century Strategic           N/A                              N/A                                           N/A
Balanced Fund Class B
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century Strategic           Attn:  Murray L. Hammock         HC 75 Box 4280                             13.48%
Balanced Fund Class C                     Raymond James & Assoc Inc. FBO   Mayer, AZ 86333
                                          Cordes Junction Investors LP

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century Strategic           N/A                              N/A                                           N/A
Balanced Fund Class X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Federated High Yield Bond Fund       Marquette Trust Company          56 Washington Street, Ste 401              10.39%
Class A                                   Blachly, Tabor, Bozik & Hartman  Valparaiso, IN 46383
                                          401k plan
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Federated High Yield Bond Fund       N/A                              N/A                                           N/A
Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF PIMCO Total Return Bond Fund         Wells Fargo Bank Minnesota       P.O. Box 1533                               8.39%
Class A                                                                    Minneapolis, MN 55480
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF PIMCO Total Return Bond Fund         N/A                              N/A                                           N/A
Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF JPM Money Market Fund                Wells Fargo Bank Minnesota       P.O. Box 1533                               6.57%
Class A                                                                    Minneapolis, MN 55480

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          Mellon Bank NA Cust              429 Santa Monica, Blvd                      5.82%
                                          FBO SMM Trust 1999-J
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF JPM Money Market Fund                N/A                              N/A                                           N/A
Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------

                                                         OTHER INFORMATION

REPORTS TO SHAREHOLDERS:

         Shareholders  of each  Fund  are  provided  unaudited  semi-annual  financial  statements,  as well as  year-end  financial statements audited by the Company's  independent  public  accountants.  Each Fund's financial  statements show the investments owned by the Fund or its corresponding Portfolio,  where applicable,  and the market values thereof.  Additionally,  each Fund's financial statements  provide other  information  about the Fund and its  operations,  including in the case of the Feeder  Funds,  the Fund's beneficial interest in its corresponding Portfolio.

DOMESTIC AND FOREIGN CUSTODIANS:

         PFPC  Trust  Company,  located  at  Airport  Business  Center,  International  Court 2, 200  Stevens  Drive,  Philadelphia,
Pennsylvania  19113,  serves as custodian  for all  domestic  cash and  securities  holdings of the Funds and  Portfolios  investing primarily in domestic  securities.  The Chase Manhattan Bank, located at One Pierrepont Plaza,  Brooklyn,  New York 11201, serves as custodian for all cash and  securities  holdings of the ASAF Founders  International  Small  Capitalization  Fund, the ASAF American
Century  International  Growth Fund (and  corresponding  Portfolio),  the ASAF AIM  International  Equity  Fund,  and the ASAF Janus
Overseas Growth Fund, and  co-custodian  for all foreign  securities  holdings of the Funds and Portfolios which invest primarily in domestic securities.

TRANSFER AGENT:

         Boston  Financial  Data  Services,  Inc. (the  "Transfer  Agent," as previously  defined),  located at Two Heritage  Drive,
Quincy,  Massachusetts  02171,  serves as the transfer  agent and  dividend  paying  agent for the  Company.  In addition,  American
Skandia Fund Services, Inc., ("ASFS") an affiliate of ASISI and the Company,  provides certain  shareholder-related  services to the
Company.  ASAF pays ASFS  per-service  fees for such  services at rates  identical to those that are payable by ASAF to the Transfer
Agent for performing equivalent services.

INDEPENDENT ACCOUNTANTS:

         PricewaterhouseCoopers  LLP, located at Two Commerce  Square,  Suite 1700, 2001 Market Street,  Philadelphia,  Pennsylvania
19103,  has been selected as the independent  certified public  accountants of the Company,  providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

Legal Counsel:

         Stradley Ronon Stevens & Young, LLP, located at 2600 One Commerce Square,  Philadelphia,  PA 19103-7098,  serves as counsel to the Company.

REGISTRATION STATEMENT:

         This SAI and the Company's Prospectus do not contain all the information included in the Company's  Registration  Statement filed with the SEC under the Securities  Act of 1933 with respect to the  securities  offered by the  Prospectus.  The  Registration
Statement,  including the exhibits filed  therewith,  may be examined at the SEC's offices in  Washington,  D.C. The SEC maintains a
Website  (http://www.sec.gov)  that contains this SAI, material incorporated by reference, and other information regarding the Funds and Portfolios.

                                                        FINANCIAL STATEMENTS

         The  financial  statements  appearing in the Annual Report to  Shareholders  for each Fund for the period ended October 31,
2000 have been audited by  PricewaterhouseCoopers  LLP, independent  accountants.  Such financial statements are incorporated herein by reference.

                                                              APPENDIX
                                                              --------

         The  rating  information  which  follows  describes  how  the  rating  services  mentioned  presently  rate  the  described securities.  No  reliance  is made upon the rating  firms as  "experts"  as that term is defined for  securities  purposes.  Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

                                           Description of Certain Debt Securities Ratings
                                           ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's"):

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest  degree of investment  risk and are generally  referred to as "gilt edge." Interest  payments are protected by a large, or  exceptionally  stable,  margin,  and principal  is secure.  While the various  protective  elements  are likely to change,  such  changes as can be  visualized  are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds  which are  rated Aa are  judged to be of high  quality  by all  standards.  Together  with the Aaa group  they comprise what are generally  known as high grade bonds.  They are rated lower than the best bonds because  margins of protection may not be as large as in Aaa  securities  or  fluctuation  of  protective  elements  may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable  investment  attributes and are to be considered as  upper-medium-grade obligations.  Factors giving security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade  obligations  (i.e.,  they are neither highly protected nor poorly secured).  Interest payments and principal  security appear adequate for the present but certain  protective  elements may be lacking  or may  be  characteristically  unreliable  over  any  great  length  of  time.  Such  bonds  lack  outstanding  investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds  which  are rated Ba are  judged to have  speculative  elements;  their  future  cannot be  considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded  during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

         B -- Bonds  which are rated B  generally  lack  characteristics  of a  desirable  investment.  Assurance  of  interest  and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor  standing.  Such issues may be in default or there may be present  elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent  obligations  which are  speculative  in a high  degree.  Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest  rated  class of bonds and issues so rated can be regarded as having  extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's"):

         AAA -- Debt rated AAA has the highest rating  assigned by Standard & Poor's.  Capacity to pay interest and repay  principal is extremely strong.

         AA -- Debt rated AA has a strong  capacity to pay interest and repay  principal,  and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay  principal,  although it is somewhat more  susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is  regarded  as having an  adequate  capacity  to pay  interest  and repay  principal.  Whereas  they normally exhibit adequate protection  parameters,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly  speculative  characteristics with respect to capacity to pay interest and repay  principal.  BB indicates  the least degree of  speculation  and C the highest.  While such debt will likely have some quality and protective  characteristics,  these are outweighed by large  uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term  vulnerability to default than other  speculative  issues.  However,  it faces major ongoing  uncertainties or exposure to adverse business,  financial,  or economic  conditions which could lead to inadequate capacity to meet timely  interest and principal  payments.  The BB rating is also used for debt  subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater  vulnerability  to default but  currently  has the capacity to meet  interest  payments and principal  repayments.  Adverse  business,  financial,  or economic  conditions  will likely impair  capacity or  willingness to pay interest and repay  principal.  The B rating  category is also used for debt  subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is dependent upon favorable  business, financial,  and  economic  conditions  to meet timely  payment of  interest  and  repayment  of  principal.  In the event of adverse business,  economic or financial  conditions,  it is not likely to have the capacity to pay  interest and repay  principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC  typically  is applied to debt  subordinated  to senior  debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation where a bankruptcy  petition has been filed,  but debt service  payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment  default.  The D rating category is used when interest  payments or principal  payments are not made on the date due,  even if the  applicable  grace  period  has not  expired,  unless  Standard & Poor's  believes  that such payments  will be made  during such grace  period.  The D rating  also will be used upon the filing of  bankruptcy  petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings  from AA to CCC may be modified by the  addition of a plus of minus sign to show  relative standing within the major rating categories.

                                          Description of Certain Commercial Paper Ratings
                                          -----------------------------------------------

Moody's:

         Prime-1 -- Issuers rated Prime-1 (or supporting  institutions)  have a superior ability for repayment of senior  short-term debt  obligations.  Prime-1  repayment  ability will often be evidenced by many of the  following  characteristics:  leading  market positions in  well-established  industries;  high rates of return on funds  employed;  conservative  capitalization  structures with moderate  reliance on debt and ample  asset  protection;  broad  margins in earnings  coverage of fixed  financial  charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
         Prime-2 -- Issuers  rated  Prime-2 (or related  supporting  institutions)  have a strong  ability for  repayment  of senior short-term debt  obligations.  This will normally be evidenced by many of the  characteristics  cited above, but to a lesser degree.
Earnings trends and coverage ratios,  while sound,  may be more subject to variation.  Capitalization  characteristics,  while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related  supporting  institutions)  have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry  characteristics  and market  compositions may be more pronounced.  Variability in earnings and  profitability  may result in changes in the level of debt protection  measurements and may require  relatively high financial leverage.  Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's:

         A-1 -- This  highest  category  indicates  that the  degree of safety  regarding  time  payment  is  strong.  Those  issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely  payment on issues with this  designation  is  satisfactory.  However,  the  relative  degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment.  They are,  however,  more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment  default.  The D rating  category is used when interest  payments or principal  payments are not made on the date due,  even if the  applicable  grace  period  has not  expired,  unless  Standard & Poor's  believes  that such payments will be made during such grace period.

PART C:  OTHER INFORMATION
--------------------------

ITEM 23.          Exhibits
                  --------

         (i)      (a).     (1)      Articles of Incorporation of Registrant.

         (iii)             (2)      Amendment to Articles of Incorporation of Registrant dated July 3, 1997.

         (iv)              (3)      Amendment to Articles of Incorporation of Registrant dated July 17, 1997.

         (vi)              (4)      Articles Supplementary of Registrant dated December 29, 1997.

         (viii)            (5)      Articles Supplementary of Registrant dated August 14, 1998.

         (viii)            (6)      Articles Supplementary of Registrant dated December 16, 1998.

         (xi)              (7)      Articles Supplementary of Registrant dated September 24, 1999.

         (xiii)            (8)      Articles Supplementary of Registrant dated February 16, 2000.

         (xv)              (9)      Articles Supplementary of Registrant dated May 1, 2000.

         (xvi)             (10)     Articles Supplementary of Registrant dated September 8, 2000.

                           (11)     Articles of Amendment of Registrant dated September 8, 2000.

                           (12)     Articles Supplementary of Registrant dated February 27, 2001.

                           (13)     Articles of Amendment of Registrant dated February 27, 2001.

         (i)      (b).     By-laws of Registrant.

                  (c).     None.

         (ii)     (d).     (1)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Founders International Small Capitalization Fund.

         (xi)              (2)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF AIM International Equity Fund.

         (v)               (3)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Janus Overseas Growth Fund.

         (viii)            (4)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Janus Small-Cap Growth Fund.

         (xii)             (5)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Kemper Small-Cap Growth Fund.

         (xvi)             (6)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Gabelli Small-Cap Value Fund.

         (xv)              (7)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Janus Mid-Cap Growth Fund.

         (vii)             (8)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Neuberger Berman Mid-Cap Growth Fund.

         (vii)             (9)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Neuberger Berman Mid-Cap Value Fund.

         (xv)              (10)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Alger All-Cap Growth Fund.

         (xv)              (11)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Gabelli All-Cap Value Fund.

         (xv)              (12)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF INVESCO Technology Fund.

                           (13)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF INVESCO Health Sciences Fund.

                           (14)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF ProFund Managed OTC Fund.

         (xiii)            (15)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Alliance Growth Fund.

         (vii)             (16)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Marsico Capital Growth Fund.

                           (17)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF T. Rowe Price Tax Managed Fund.

                           (18)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Alliance/Bernstein Growth + Value Fund.

                           (19)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Sanford Bernstein Core Value Fund.

         (xiii)            (20)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Managed Index 500 Fund.

         (xiii)            (21)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Alliance Growth and Income Fund.

         (xi)              (22)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF MFS Growth with Income Fund.

         (ii)              (23)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF American Century Strategic Balanced Fund.

         (ii)              (24)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                    Services, Incorporated for the ASAF Federated High Yield Bond Fund.

         (vii)             (25)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Founders Asset Management LLC for the ASAF Founders International Small Capitalization Fund.

         (v)               (26)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Janus Capital Corporation for the ASAF Janus Overseas Growth Fund.

         (xi)              (27)     Form of Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and A I
                                    M Capital Management, Inc. for the ASAF AIM International Equity Fund.

         (ix)              (28)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Janus Capital Corporation for the ASAF Janus Small-Cap Growth Fund.

         (xii)             (29)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Scudder Kemper Investments, Inc. for the ASAF Kemper Small-Cap Growth Fund.

         (xvi)             (30)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    GAMCO Investors, Inc. for the ASAF Gabelli Small-Cap Value Fund.

         (xv)              (31)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Janus Capital Corporation for the ASAF Janus Mid-Cap Growth Fund.

         (vii)             (32)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Neuberger&Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Growth Fund.

         (vii)             (33)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Neuberger&Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Value Fund.

         (xv)              (34)     Form of Sub-advisory Agreement between American Skandia Investment Services,  Incorporated and Fred
                                    Alger Management, Inc. for the ASAF Alger All-Cap Growth Fund.

         (xv)              (35)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    GAMCO Investors, Inc. for the ASAF Gabelli All-Cap Value Fund.

         (xv)              (36)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    INVESCO Funds Group, Inc. for the ASAF INVESCO Technology Fund.

                           (37)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    INVESCO Funds Group, Inc. for the ASAF INVESCO Health Sciences Fund.

                           (38)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    ProFund Advisors LLC for the ASAF ProFund Managed OTC Fund.

         (xiii)            (39)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Alliance Capital Management L.P. for the ASAF Alliance Growth Fund.

                           (40)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Marsico Capital Management LLC for the ASAF Marsico Capital Growth Fund.

                           (41)     Form of Sub-advisory  Agreement between American Skandia Investment  Services,  Incorporated and T.
                                    Rowe Price Associates, Inc. for the ASAF T. Rowe Price Tax Managed Fund.

                           (42)     Form  of  Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated,
                                    Alliance   Capital   Management   L.P.   and  Sanford  C.   Bernstein  &  Co.,  LLC  for  the  ASAF
                                    Alliance/Bernstein Growth + Value Fund.

                           (43)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Sanford C. Bernstein & Co., LLC for the ASAF Sanford Bernstein Core Value Fund.

                           (44)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Sanford C. Bernstein & Co. LLC for the ASAF Sanford Bernstein Managed Index 500 Fund.

         (xiii)            (45)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Alliance Capital Management L.P. for the ASAF Alliance Growth and Income Fund.

         (xi)              (46)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Massachusetts Financial Services Company for the ASAF MFS Growth with Income Fund.

         (xiv)             (47)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    American Century Investment Management, Inc. for the ASAF American Century Strategic Balanced Fund.

         (iii)             (48)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                    Federated Investment Counseling for the ASAF Federated High Yield Bond Fund.

         (xiv)    (e).     (1)      Form of Amended and  Restated  Underwriting  and  Distribution  Agreement  between  Registrant  and
                                    American Skandia Marketing, Incorporated.

         (iii)             (2)      Form of Sales Agreement with American Skandia Marketing, Incorporated.

         (xiii)   (f).              Form of Deferred Compensation Plan.

         (ii)     (g).     (1)      Form of Custody Agreement between Registrant and PNC Bank.

         (ii)              (2)      Form of Custody Agreement between Registrant and Morgan Stanley Trust Company.

         (vi)              (3)      Form of Amendment to Custody Agreement between Registrant and PNC Bank.

         (viii)            (4)      Form of Foreign Custody Manager Delegation Amendment.

         (xiii)            (5)      Form of Amendment to Custody Agreement between Registrant and PFPC Trust Company.

         (ii)     (h).     (1)      Form of Administration Agreement between Registrant and PFPC Inc.

         (ii)              (2)      Form of Transfer Agency and Service  Agreement  between  Registrant and State Street Bank and Trust
                                    Company.

         (xv)              (3)      Form of  Administration  Agreement  between  Registrant and American Skandia  Investment  Services,
                                    Incorporated.

         (vii)             (4)      Form of Amendment to Transfer  Agency and Service  Agreement  between  Registrant  and State Street
                                    Bank and Trust Company.

         (xv)              (5)      Form of Shareholder Services Agreement between Registrant and American Skandia Fund Services, Inc.

                  (i).     Opinion and Consent of Counsel to Registrant.

                  (j).     (1)      Consent of Independent Public Accountants of Registrant and American Skandia Master Trust

         (iii)             (2)      Consent of Caplin & Drysdale.

         (v)               (3)      Opinion of Caplin & Drysdale

         (iii)             (4)      Consent of Rogers & Wells.

         (v)               (5)      Opinion of Rogers & Wells.

                  (k).     None.

         (ii)     (l).     Form of Share Purchase Agreement.

         (ii)     (m).     (1)      Form of Distribution and Service Plan for Class A Shares.

         (ii)              (2)      Form of Distribution and Service Plan for Class B Shares.

         (ii)              (3)      Form of Distribution and Service Plan for Class C Shares.

         (ii)              (4)      Form of Distribution and Service Plan for Class X Shares.

         (vi)              (5)      Form of Distribution and Service Plan for New Class X Shares.

         (xiii)            (6)      Form of Supplemental Distribution Plan.

         (xi)     (n).     Form of Rule 18f-3 Plan.

         (xvi)    (p)      (1)      Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

         (xvi)             (2)      Form of Code of Ethics of American Skandia Investment Services, Incorporated.

         (xvi)             (3)      Form of Code of Ethics of American Skandia Marketing, Incorporated.

                           (4)      Form of Code of Ethics of A I M Capital Management, Inc.

                           (5)      Form of Code of Ethics of Alliance Capital Management L.P.

                           (6)      Form of Code of Ethics of American Century Investment Management, Inc.

                           (7)      Form of Code of Ethics of Federated Investment Counseling

                           (8)      Form of Code of Ethics of Founders Asset Management LLC

                           (9)      Form of Code of Ethics of Fred Alger Management, Inc.

                           (10)     Form of Code of Ethics of GAMCO Investors, Inc.

                           (11)     Form of Code of Ethics of INVESCO Funds Group, Inc.

                           (12)     Form of Code of Ethics of Janus Capital Corporation

                           (13)     Form of Code of Ethics of Lord, Abbett & Co.

                           (14)     Form of Code of Ethics of Marsico Capital Management, LLC

                           (15)     Form of Code of Ethics of Massachusetts Financial Services Company

                           (16)     Form of Code of Ethics of Neuberger Berman Management, Inc.

                           (17)     Form of Code of Ethics of Sanford C. Bernstein & Co., LLC

                           (18)     Form of Code of Ethics of Zurich Scudder Investments, Inc.

                           (19)     Form of Code of Ethics of T. Rowe Price Associates, Inc.

--------------------------------------
*        To be filed by future amendment.

(i)      Incorporated  by reference to  Registrant's  Initial  Registration  Statement  on Form N-1A as filed with the  Securities  and
         Exchange Commission (the "Commission") on March 10, 1997.

(ii)     Incorporated by reference to Pre-Effective  Amendment No. 2 to Registrant's  Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

(iii)    Incorporated by reference to Pre-Effective  Amendment No. 3 to Registrant's  Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

(iv)     Incorporated  by reference to  Post-Effective  Amendment No. 1 to  Registrant's  Registration  Statement on Form N-1A as filed with the Commission on October 17, 1997.

(v)      Incorporated  by reference to  Post-Effective  Amendment No. 2 to  Registrant's  Registration  Statement on Form N-1A as filed with the Commission on December 31, 1997.

(vi)     Incorporated  by reference to  Post-Effective  Amendment No. 3 to  Registrant's  Registration  Statement on Form N-1A as filed with the Commission on June 5, 1998.

(vii)    Incorporated  by reference to  Post-Effective  Amendment No. 4 to  Registrant's  Registration  Statement on Form N-1A as filed with the Commission on August 18, 1998.

(viii)   Incorporated  by reference to  Post-Effective  Amendment No. 5 to  Registrant's  Registration  Statement on Form N-1A as filed with the Commission on December 31, 1998.

(ix)     Incorporated  by reference to  Post-Effective  Amendment No. 6 to  Registrant's  Registration  Statement on Form N-1A as filed with the Commission on February 26, 1999.

(x)      Incorporated  by reference to  Post-Effective  Amendment No. 7 to  Registrant's  Registration  Statement on Form N-1A as filed with the Commission on July 23, 1999.

(xi)     Incorporated  by reference to  Post-Effective  Amendment No. 8 to  Registrant's  Registration  Statement on Form N-1A as filed with the Commission on October 15, 1999.

(xii)    Incorporated  by reference to  Post-Effective  Amendment No. 9 to  Registrant's  Registration  Statement on Form N-1A as filed with the Commission on January 14, 2000.

(xiii)   Incorporated  by reference to  Post-Effective  Amendment No. 10 to Registrant's  Registration  Statement on Form N-1A as filed with the Commission on March 2, 2000.

(xiv)    Incorporated  by reference to  Post-Effective  Amendment No. 11 to Registrant's  Registration  Statement on Form N-1A as filed with the Commission on June 9, 2000.

(xv)     Incorporated  by reference to  Post-Effective  Amendment No. 12 to Registrant's  Registration  Statement on Form N-1A as filed with the Commission on August 22, 2000.

(xvi)    Incorporated  by reference to  Post-Effective  Amendment No. 13 to Registrant's  Registration  Statement on Form N-1A as filed with the Commission on December 15, 2000.

ITEM 24. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------

         Five series of the  Registrant  currently  are  organized  under a  "master/feeder"  fund  structure  and may be considered to control the  corresponding  master  portfolios of American  Skandia  Master Trust in which they invest.  Registrant is not under common control with any person except to the extent Registrant is deemed to be under the control of its Investment Manager.

ITEM 25. Indemnification
         ---------------

         Section 2-418 of the General  Corporation Law of the State of Maryland provides for  indemnification  of officers,  directors, employees and agents of a Maryland  corporation.  With respect to indemnification of the officers and directors of the Registrant,  and of other  employees and agents to such extent as shall be authorized by the Board of Directors or the By-laws of the  Registrant and be permitted by law,  reference is made to Article VIII,  Paragraph (a)(5) of the Registrant's  Articles of Incorporation and Article V of
the Registrant's By-laws, both filed herewith.

         With  respect to liability  of the  Investment  Manager to  Registrant  or to  shareholders  of  Registrant's  Funds under the
Investment Management Agreements, reference is made to Section 13 of each form of Investment Management Agreement filed herewith.

         With  respect  to the  Sub-Advisors'  indemnification  under  the  Sub-Advisory  Agreements  of the  Investment  Manager,  any
affiliated  person  within the  meaning of Section  2(a)(3) of the  Investment  Company Act of 1940,  as amended  (the  "ICA"),  of the
Investment  Manager and each person,  if any, who controls the Investment  Manager within the meaning of Section 15 of the 1933 Act, as amended (the "1933 Act"), reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith.

         With respect to Registrant's  indemnification of American Skandia Marketing,  Incorporated (the  "Distributor"),  its officers and  directors  and any person who controls  the  Distributor  within the meaning of Section 15 of the 1933 Act, and the  Distributor's
indemnification  of Registrant,  its officers and directors and any person who controls  Registrant,  if any, within the meaning of the
1933 Act, reference is made to Section 10 of the form of Underwriting and Distribution Agreement filed herewith.

         Insofar as  indemnification  for liability arising under the 1933 Act may be permitted to directors,  officers and controlling persons of the Registrant pursuant to the foregoing  provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Commission such  indemnification  is against public policy as expressed in the 1933 Act and is,  therefore,  unenforceable.  In the event that a claim for  indemnification  against such  liabilities  (other than the payment by the  Registrant or expenses  incurred or paid by a director,  officer or controlling  person of the Registrant in the successful  defense of any action,  suit or proceeding) is asserted by such director,  officer or controlling  person in connection with the securities  being  registered,  the Registrant  will, unless in the  opinion  of its  counsel  the  matter  has been  settled  by  controlling  precedent,  submit to a court of  appropriate jurisdiction  the  question  whether  such  indemnification  by it is against  public  policy as  expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser
                  ----------------------------------------------------

         American Skandia Investment Services,  Incorporated ("ASISI"), One Corporate Drive, Shelton,  Connecticut 06484, serves as the investment  manager to the  Registrant.  Information  as to the officers  and  directors of ASISI is included in ASISI's Form ADV (File
No. 801-40532),  including the amendment to such Form ADV filed with the Commission on February 28, 2001 and is incorporated  herein by reference.

         ASISI currently engages the following  sub-advisors (the  "Sub-advisors")  to conduct the investment  programs of the funds of the Registrant or the master  portfolios in which certain of Registrant's  funds invest:  (a) Founders Asset  Management LLC,  Founders
Financial Center, 2930 East Third Avenue,  Denver,  Colorado 80206; (b) A I M Capital  Management,  Inc., 11 Greenway Plaza, Suite 100,
Houston, TX 77046 (c) Janus Capital Corporation,  100 Fillmore Street,  Denver,  Colorado  80206-4923;  (d) American Century Investment
Management,  Inc., Twentieth Century Tower, 4500 Main Street,  Kansas City, Missouri 64111; (e) Zurich Scudder Investments,  Inc. , 345
Park Avenue, New York, NY 10154; (f) GAMCO Investors,  Inc. One Corporate Center,  Rye, New York 10580; (g) Neuberger Berman Management
Inc. 605 Third Avenue,  New York, NY 10158; (h) Fred Alger  Management,  Inc., One World Trade Center,  Suite 9333, New York, NY 10048;
(i) INVESCO Funds Group, Inc., 7800 East Union Avenue,  Denver,  Colorado 80217-3706;  (j) ProFund Advisors LLC, 7900 Wisconsin Avenue,
Bethesda,  MD 20814;  (k) Alliance  Capital  Management  L.P.,  1345 Avenue of the Americas,  New York, NY 10105;  (l) Marsico  Capital
Management,  LLC, 1200 17th Street, Denver, CO 80202; (m) T. Rowe Price Associates,  Inc., 100 East Pratt Street,  Baltimore,  Maryland
21209 (n) Sanford C. Bernstein & Co., LLC, 767 Fifth Avenue,  New York, NY 10153; (o) Massachusetts  Financial  Services  Company,  500
Boylston Street, Boston, Massachusetts 02116 (p) Federated Investment Counseling,  Federated Investors Tower, Pittsburgh,  Pennsylvania
15222-3779;  (q) Pacific Investment  Management Company LLC, 840 Newport Center Drive, Suite 360, Newport Beach,  California 92660; and
(r) J.P.  Morgan  Investment  Management,  Inc.,  522 Fifth  Avenue,  New York,  New York,  10036.  Information  as to the officers and directors of each of the  Sub-advisors  is included in each  Sub-advisor's  current Form ADV, as amended and filed with the Commission, and is incorporated herein by reference.

ITEM 27. Principal Underwriter
         ---------------------

         American  Skandia  Marketing,  Incorporated  (the  "Distributor,"  as  previously  defined),  One  Corporate  Drive,  Shelton,
Connecticut  06484,  serves  as the  principal  underwriter  and  distributor  for the  Registrant.  The  Distributor  is a  registered broker-dealer  and member of the National  Association  of Securities  Dealers,  Inc. The  Distributor  is an  "affiliated  person" (as defined under the ICA) of the Registrant and ASISI, being a wholly-owned subsidiary of American Skandia Incorporated.

         The following  table sets forth  information  on the current  officers and directors of the  Distributor,  all of whom have as their principal business address, One Corporate Drive, Shelton, Connecticut 06484:

Name:                                  Position Held with the Distributor:            Position Held with the Registrant:
----                                   ----------------------------------             ---------------------------------

Patricia J. Abram                      Senior Vice President                          None

Lori Allen                             Vice President                                 None

Kimberly Anderson                      Vice President                                 None

Gordon C. Boronow                      Deputy Chief Executive Officer &               Vice President
                                       Director

Robert Brinkman                        Senior Vice President                          None

Carl Cavaliere                         Vice President                                 None

Kathleen A. Chapman                    Assistant Corporate Secretary                  None

Y.K. Chan                              Senior Vice President, Chief                   None
                                       Information Officer and Director

Lucinda C. Ciccarello                  Vice President, Mutual Funds                   None

Lincoln R. Collins                     Director                                       None

Timothy S. Cronin                      Vice President                                 None

Wade A. Dokken                         President, Chairman, Chief Executive           None
                                       Officer & Director

Jacob Herschler                        Vice President                                 None

Ian Kennedy                            Senior Vice President & Director               None

Thomas M. Mazzaferro                   Executive Vice President,                      Director
                                       Chief Financial Officer & Director

David R. Monroe                        Senior Vice President, Treasurer and           None
                                       Corporate Controller

Michael A. Murray                      Senior Vice President                          None

Brian O'Connor                         Vice President                                 None

Carl E. Oberholtzer                    Vice President                                 None

William O'Loughlin                     Vice President                                 None

M. Priscilla Pannell                   Corporate Secretary                            None

Kathleen A. Pritchard                  Vice President                                 None

Polly Rae                              Vice President                                 None

Hayward L. Sawyer                      Senior Vice President & Director               None

Leslie S. Sutherland                   Vice President                                 None

Amanda C. Sutyak                       Vice President                                 None

Christian A. Thwaites                  Senior Vice President & Director               None

Mary Toumpas                           Vice President & Compliance Director           None

Bayard F. Tracy                        Senior Vice President & Director               None

Deborah G. Ullman                      Senior Vice President & Director               None

Brett M. Winson                        Director                                       None

ITEM 28. Location of Accounts and Records
         --------------------------------

         Records  regarding the  Registrant's  securities  holdings are  maintained at  Registrant's  Custodians,  PFPC Trust  Company,
Airport Business Center,  International  Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania  19113, and The Chase Manhattan Bank,
One  Pierrepont  Plaza,  Brooklyn,  New York 11201.  Certain  records  with respect to the  Registrant's  securities  transactions  are maintained at the offices of the various  sub-advisors  to the Registrant.  The  Registrant's  corporate  records are maintained at its offices at One Corporate Drive,  Shelton,  Connecticut  06484. The Registrant's  financial  ledgers and similar  financial  records are maintained at the offices of its Administrator,  PFPC Inc., 103 Bellevue Parkway,  Wilmington,  DE 19809. Certain records regarding the shareholders  of the Registrant are  maintained at the offices of the  Registrant's  transfer  agent,  Boston  Financial Data Services,
Inc., Two Heritage Drive, Quincy, Massachusetts 02171.

         All accounts,  books and other  documents  required to be  maintained  by Section 31(a) of the ICA, and the Rules  promulgated thereunder  with respect to American  Skandia Master Trust (the "Master  Trust") are  maintained at the Master  Trust's  offices at One
Corporate Drive,  Shelton,  Connecticut 06484, at the offices of the various  sub-advisors,  and at the offices of the  above-mentioned
Custodians and Administrator.

ITEM 29. Management Services
         -------------------

         None.

ITEM 30. Undertakings
         ------------

         None.

                                                              SIGNATURES
                                                              ----------

         Pursuant to the  requirements of the Securities Act of 1933 and the Investment  Company Act of 1940, the Registrant,  American
Skandia  Advisor  Funds,  Inc.,  has duly  caused  this  Registration  Statement  to be signed on its behalf by the  undersigned,  duly authorized,  in the  City of  Shelton,  and  State  of  Connecticut,  on the 1st day of  March,  2001.  This  Amendment  meets  all the requirements for effectiveness under paragraph (b) of rule 485 under the Securities Act of 1933.

                                                     AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                     By: /s/Edward P. Macdonald
                                                         ----------------------
                                                          Edward P. Macdonald
                                                          Secretary

         Pursuant to the  requirements  of the  Securities  Act of 1933,  this  Registration  Statement  has been  signed  below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                       Date
---------                                            -----                                       ----

/s/ Jan R. Carendi*                                  President, Principal Executive              3/1/01
-------------------                                                                              ------
Jan R. Carendi                                       Officer & Director

/s/ David E.A. Carson*                               Director                                    3/1/01
----------------------                                                                           ------
David E.A. Carson

/s/ Richard G. Davy, Jr.                             Treasurer (Chief Financial and              3/1/01
------------------------                                                                         ------
Richard G. Davy, Jr.                                 Accounting Officer)

/s/ Julian A. Lerner*                                Director                                    3/1/01
---------------------                                                                            ------
Julian A. Lerner

/s/ Thomas M. Mazzaferro*                            Director                                    3/1/01
-------------------------                                                                        ------
Thomas M. Mazzaferro

/s/ Thomas M. O'Brien*                               Director                                    3/1/01
----------------------                                                                           ------
Thomas M. O'Brien

/s/ F. Don Schwartz*                                 Director                                    3/1/01
--------------------                                                                             ------
F. Don Schwartz

                                           *By:   /s/ Susann A. Palumbo
                                                  ---------------------
                                                  Susann A. Palumbo
                                                  Assistant Secretary

                                           *Pursuant to Powers of Attorney previously filed.

                                                              SIGNATURES
                                                              ----------

         Pursuant to the  requirements of the Securities Act of 1933 and the Investment  Company Act of 1940, the Registrant,  American
Skandia Master Trust has duly caused this  Registration  Statement to be signed on its behalf by the undersigned,  duly authorized,  in the City of  Shelton,  and  State of  Connecticut,  on the 1st day of March,  2001.  This  Amendment  meets  all the  requirements  for effectiveness under paragraph (b) of rule 485 under the Securities Act of 1933.

                                                          AMERICAN SKANDIA MASTER TRUST

                                                          By:  /s/ Edward P. Macdonald
                                                               -----------------------
                                                               Edward P. Macdonald
                                                               Secretary

         Pursuant to the  requirements  of the  Securities  Act of 1933,  this  Registration  Statement  has been  signed  below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                       Date
---------                                            -----                                       ----

/s/ Jan R. Carendi*                                  President (Chief Executive Officer) &       3/1/01
-------------------                                                                              ------
Jan R. Carendi                                       Trustee

/s/ David E.A. Carson*                               Trustee                                     3/1/01
----------------------                                                                           ------
David E.A. Carson

/s/ Richard G. Davy, Jr.                             Treasurer (Chief Financial and              3/1/01
------------------------                                                                         ------
Richard G. Davy, Jr.                                 Accounting Officer)

/s/ Julian A. Lerner*                                Trustee                                     3/1/01
---------------------                                                                            ------
Julian A. Lerner

/s/ Thomas M. Mazzaferro*                            Trustee                                     3/1/01
-------------------------                                                                        ------
Thomas M. Mazzaferro

/s/Thomas M. O'Brien*                                Trustee                                     3/1/01
---------------------                                                                            ------
Thomas M. O'Brien

/s/ F. Don Schwartz*                                 Trustee                                     3/1/01
--------------------                                                                             ------
F. Don Schwartz

                                          *By:    /s/ Susann A. Palumbo
                                                  ---------------------
                                                  Susann A. Palumbo
                                                  Assistant Secretary

                                           *Pursuant to Powers of Attorney previously filed.

                                                 AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                     Registration Statement Under
                                                    The Securities Act of 1933 and
                                                  The Investment Company Act of 1940

                                                           INDEX TO EXHIBITS
                                                           -----------------

          Exhibit Number                                                   Description
          --------------                                                   -----------

                  (a)(11)                            Articles of Amendment of Registrant dated September 8, 2000.

                  (a)(12)                            Articles Supplementary of Registrant dated February 27, 2001.

                  (a)(13)                            Articles of Amendment of Registrant dated February 27, 2001.

                  (d)(13)                            Form of Investment  Management  Agreement between  Registrant and American Skandia
                                                     Investment Services, Incorporated for the ASAF INVESCO Health Sciences Fund.

                  (d)(14)                            Form of Investment  Management  Agreement between  Registrant and American Skandia
                                                     Investment Services, Incorporated for the ASAF ProFund Managed OTC Fund.

                  (d)(17)                            Form of Investment  Management  Agreement between  Registrant and American Skandia
                                                     Investment Services, Incorporated for the ASAF T. Rowe Price Tax Managed Fund.

                  (d)(18)                            Form of Investment  Management  Agreement between  Registrant and American Skandia
                                                     Investment Services,  Incorporated for the ASAF Alliance/Bernstein  Growth + Value
                                                     Fund.

                  (d)(19)                            Form of Investment  Management  Agreement between  Registrant and American Skandia
                                                     Investment Services, Incorporated for the ASAF Sanford Bernstein Core Value Fund.

                  (d)(37)                            Form of Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                                     Incorporated  and INVESCO Funds Group,  Inc. for the ASAF INVESCO Health  Sciences
                                                     Fund.

                  (d)(38)                            Form of Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                                     Incorporated and ProFund Advisors LLC for the ASAF ProFund Managed OTC Fund.

                  (d)(40)                            Form of Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                                     Incorporated  and Marsico  Capital  Management  LLC for the ASAF  Marsico  Capital
                                                     Growth Fund.

                  (d)(41)                            Form of Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                                     Incorporated  and T. Rowe Price  Associates,  Inc.  for the ASAF T. Rowe Price Tax
                                                     Managed Fund.

                  (d)(42)                            Form of Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                                     Incorporated,  Alliance  Capital  Management  L.P. and Sanford C. Bernstein & Co.,
                                                     LLC for the ASAF Alliance/Bernstein Growth + Value Fund.

                  (d)(43)                            Form of Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                                     Incorporated  and Sanford C.  Bernstein & Co., LLC for the ASAF Sanford  Bernstein
                                                     Core Value Fund.

                  (d)(44)                            Form of Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                                     Incorporated  and Sanford C.  Bernstein & Co., LLC for the ASAF Sanford  Bernstein
                                                     Managed Index 500 Fund.

                  (i)                                Consent of Counsel

                  (j)(1)                             Consent of  Independent  Public  Accountants  of Registrant  and American
                                                     Skandia Master Trust.

                  (p)(4)                             Form of Code of Ethics of A I M Capital Management, Inc.

                  (p)(5)                             Form of Code of Ethics of Alliance Capital Management L.P.

                  (p)(6)                             Form of Code of Ethics of American Century Investment Management, Inc.

                  (p)(7)                             Form of Code of Ethics of Federated Investment Counseling

                  (p)(8)                             Form of Code of Ethics of Founders Asset Management LLC

                  (p)(9)                             Form of Code of Ethics of Fred Alger Management, Inc.

                  (p)(10)                            Form of Code of Ethics of GAMCO Investors, Inc.

                  (p)(11)                            Form of Code of Ethics of INVESCO Funds Group, Inc.

                  (p)(12)                            Form of Code of Ethics of Janus Capital Corporation

                  (p)(13)                            Form of Code of Ethics of Lord, Abbett & Co.

                  (p)(14)                            Form of Code of Ethics of Marsico Capital Management, LLC

                  (p)(15)                            Form of Code of Ethics of Massachusetts Financial Services Company

                  (p)(16)                            Form of Code of Ethics of Neuberger Berman Management, Inc.

                  (p)(17)                            Form of Code of Ethics of Sanford C. Bernstein & Co., LLC

                  (p)(18)                            Form of Code of Ethics of Zurich Scudder Investments, Inc.

                  (p)(19)                            Form of Code of Ethics of T. Rowe Price Associates, Inc.